Filed with the Securities and Exchange Commission on April 5, 2018
REGISTRATION NO. 333-144639
INVESTMENT COMPANY ACT NO. 811-07325
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 41
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 165
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PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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J. MICHAEL LOW, ESQ
C/O KUTAK ROCK LLP
8601 NORTH SCOTTSDALE ROAD, SUITE 300
SCOTTSDALE, ARIZONA 85253-2738
(480) 429-4874
(Name, address and telephone number of agent for service)
COPIES TO:
DOUGLAS E. SCULLY
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-6960
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 2018 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on______ pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.

PRUCO LIFE INSURANCE COMPANY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER VARIABLE ANNUITY BbSM SERIES
Flexible Premium Deferred Annuity
PROSPECTUS: April 30, 2018
This prospectus describes a flexible premium deferred annuity (the “Annuity”) issued by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, or “us”). This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional.
If you are receiving this prospectus, it is because you currently own this Annuity. This Annuity is no longer offered for new sales. This Annuity was offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity. The Annuity or certain of its investment options and/or features may not be available in all states. In addition, selling broker-dealer firms through which the Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your financial professional for further details. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.
THE SUB-ACCOUNTS
Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life Flexible Premium Variable Annuity Account is a separate account of Pruco Life, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit – see “Stipulated Investment Options if you Elect Certain Optional Benefits” later in this prospectus for details.
PLEASE READ THIS PROSPECTUS
Please read this prospectus and the current prospectuses for the underlying mutual funds. Keep them for future reference.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials, at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How To Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM or ® SYMBOLS.

 FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT WWW.PRUDENTIALANNUITIES.COM

Prospectus Dated: April 30, 2018	Statement of Additional Information Dated: April 30, 2018 PREMIERBb

PREMIERBb

INVESTMENT OPTIONS
Please note that you may not allocate Purchase Payments to the AST Investment Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond Portfolio 2024)

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock Low Duration Bond Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Bond Portfolio 2028
AST Bond Portfolio 2029
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST Fidelity Institutional AMSM Quantitative Portfolio[1]
AST Global Real Estate Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio

AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA Large-Cap Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST RCM World Trends Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio

[1] Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

(i)

(ii)

GLOSSARY OF TERMS
Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.
Account Value: The value of each allocation to a Sub-account (also referred to as a “variable investment option”) plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge (“CDSC” or “surrender charge”) and/or, unless the Account Value is being calculated on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.
Annual Income Amount: This is the annual amount of income for which you are eligible for life under the optional benefits.
Annuitization: The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.
Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with next following the 95th birthday of the older of the Owner or Annuitant.
Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.
Beneficiary Annuity: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent’s annuity into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity.
Benefit Fixed Rate Account: A Fixed Rate Option that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.
Code: The Internal Revenue Code of 1986, as amended from time to time.
Combination 5% Roll-Up and HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.
Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a “contingent” charge because it can be imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. See “Summary of Contract Fees and Charges” for details on the CDSC for the Annuity.
DCA Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. We no longer offer our 6 or 12 Month DCA Program.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.
Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.
Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your “Free Look” right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.
Good Order: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term “In Writing” to refer to this general requirement.
Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the “Protected Income Value”), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.
Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

Highest Daily Guaranteed Return Option (Highest Daily GRO)/Highest Daily Guaranteed Return Option II (Highest Daily GRO II): Optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled “Living Benefits.” We no longer offer Highest Daily GRO.
Highest Daily Lifetime Five Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.
Highest Daily Lifetime Seven Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.
Highest Daily Lifetime 7 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.
Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.
Highest Daily Value Death Benefit (HDV): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.
Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.
Service Office: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled “How to Contact Us” for the Service Office address.
Spousal Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.
Spousal Highest Daily Lifetime Seven Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.
Spousal Highest Daily Lifetime 7 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

Spousal Highest Daily Lifetime 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.
Sub-Account: We issue your Annuity through our separate account. See “What is the Separate Account?” under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a “Sub-account”.
Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.
Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.
Unit Value: Each Variable Sub-Account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

SUMMARY OF CONTRACT FEES AND CHARGES
Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against the Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against the Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from the Annuity based on a percentage of a “protected value.” Each underlying mutual fund portfolio assesses a fee for investment management, other expenses, and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.
The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

TRANSACTION FEES AND CHARGES
CONTINGENT DEFERRED SALES CHARGE (CDSC) 1
BB SERIES

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8+
7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%

1
The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a “first-in, first-out” basis.

OTHER TRANSACTION FEES AND CHARGES
(assessed against each Annuity)
FEE/CHARGE
Transfer Fee [1]
Maximum	$20.00
Current	$10.00
Tax Charge (current) [2]	0% to 3.5%

1	Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

2
In some states a tax is payable, either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection “Tax Charge” under “Fees and Charges” in this prospectus.

The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

PERIODIC FEES AND CHARGES
(assessed against each Annuity)
FEE/CHARGE
Annual Maintenance Fee [1]	Lesser of $35 or 2% of Account Value
Beneficiary Continuation Option Only	Lesser of $30 or 2% of Account Value

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS [2]
(assessed as a percentage of the daily net assets of the Sub-accounts)
FEE/CHARGE
Mortality & Expense Risk Charge [3]	0.80%
Administration Charge [3]	0.15%
Settlement Service Charge [4]	1.00%
Total Annual Charges of the Sub-accounts (excluding settlement service charge)	0.95%

1
Assessed annually on the Annuity’s anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. Fee may differ in certain states. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

2	These charges are deducted daily and apply to the Sub-accounts only.

3	The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the “Insurance Charge” elsewhere in this Prospectus.

4
The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES [5]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [6]
HIGHEST DAILY GRO II
Current and Maximum Charge [7] (assessed against Sub-account net assets)	0.60%	1.55%
HIGHEST DAILY LIFETIME 6 PLUS (HD 6 PLUS)
Maximum Charge [8] (assessed against greater of account value and PWV)	1.50%	0.95% + 1.50%
Current Charge (assessed against greater of account value and PWV)	0.85%	0.95% + 0.85%
HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR (LIA)
Maximum Charge [8] (assessed against greater of account value and PWV)	2.00%	0.95% + 2.00%
Current Charge (assessed against greater of account value and PWV)	1.20%	0.95% + 1.20%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS (SHD 6 PLUS)
Maximum Charge [8] (assessed against greater of account value and PWV)	1.50%	0.95% + 1.50%
Current Charge (assessed against greater of account value and PWV)	0.95%	0.95% + 0.95%
HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
Current Charge and Maximum Charge [7] (assessed against Sub-account net assets)	0.60%	1.55%
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
Maximum Charge [8] (assessed against Protected Income Value)	2.00%	2.00% + 0.95%
Current Charge (assessed against Protected Income Value)	0.50%	0.50% + 0.95%
LIFETIME FIVE INCOME BENEFIT
Maximum Charge [8] (assessed against Sub-account net assets)	1.50%	2.45%
Current Charge (assessed against Sub-account net assets)	0.60%	1.55%
SPOUSAL LIFETIME FIVE INCOME BENEFIT
Maximum Charge [8] (assessed against Sub-account net assets)	1.50%	2.45%
Current Charge (assessed against Sub-account net assets)	0.75%	1.70%
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
Maximum Charge [8] (assessed against Sub-account net assets)	1.50%	2.45%
Current Charge (assessed against Sub-account net assets)	0.60%	1.55%
HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge [8] (assessed against Protected Withdrawal Value)	1.50%	1.50% + 0.95%
Current Charge (assessed against Protected Withdrawal Value)	0.60%	0.60% + 0.95%
HIGHEST DAILY LIFETIME SEVEN W/BENEFICIARY INCOME OPTION
Maximum Charge [8] (assessed against Protected Withdrawal Value)	2.00%	0.95% + 2.00%

YOUR OPTIONAL BENEFIT FEES AND CHARGES [5]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [6]
Current Charge (assessed against Protected Withdrawal Value)	0.95%	0.95% + 0.95%
HIGHEST DAILY LIFETIME SEVEN W/LIFETIME INCOME ACCELERATOR
Maximum Charge [8] (assessed against Protected Withdrawal Value)	2.00%	0.95% + 2.00%
Current Charge (assessed against Protected Withdrawal Value)	0.95%	0.95% + 0.95%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge [8] (assessed against Protected Withdrawal Value)	1.50%	1.50% + 0.95%
Current Charge (assessed against Protected Withdrawal Value)	0.75%	0.75% + 0.95%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN W/BENEFICIARY INCOME OPTION
Maximum Charge [8] (assessed against Protected Withdrawal Value)	2.00%	0.95% + 2.00%
Current Charge (assessed against Protected Withdrawal Value)	0.95%	0.95% + 0.95%
HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge [8] (assessed against greater of Account Value and Protected Withdrawal Value)	1.50%	0.95% + 1.50%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	0.75%	0.95% + 0.75%
HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION
Maximum Charge [8] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%	0.95% + 2.00%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	1.10%	0.95% + 1.10%
HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR
Maximum Charge [8] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%	0.95% + 2.00%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	1.10%	0.95% + 1.10%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge [8] (assessed against greater of Account Value and Protected Withdrawal Value)	1.50%	0.95% + 1.50%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	0.90%	0.95% + 0.90%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION
Maximum Charge [8] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%	0.95% + 2.00%
Current Charge (assessed against greater of Account Value and Protected Withdrawal Value)	1.10%	0.95% + 1.10%
COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
Current and Maximum Charge [7] (assessed against Sub-account net assets) (if elected on or after May 1, 2009)	0.80%	1.75%
HIGHEST DAILY VALUE DEATH BENEFIT (HDV)	0.50%	1.45%
Current and Maximum Charge [7] (assessed against Sub-account net assets)
HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT		0.85% greater of Account Value and PWV + 1.75%
(the maximum charge combination of optional benefits) (if elected on or after May 1, 2009)
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.

5	How Living Benefit Charges are Determined

Highest Daily GRO II. Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.55% total annual charge applies.
Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 0.85% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily Lifetime 6 Plus with LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 1.20% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 0.95% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily GRO: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 0.35% benefit charge and 1.30% total annual charge (for elections prior to May 1, 2009) (or 1.55% total annual charge for elections on or after May 1, 2009), applies. This benefit is no longer available for new elections.
Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value (“PIV”). 0.50% of PIV for GMIB is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.55% total annual charge applies. This benefit is no longer available for new elections.
Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.70% total annual charge applies. This benefit is no longer available for new elections.
Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.55% total annual charge applies. This benefit is no longer available for new elections.
Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime Seven with Beneficiary Income Option: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). 0.95% of PWV for Highest Daily Lifetime Seven with BIO is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime Seven with Lifetime Income Accelerator. Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.95% of PWV for Highest Daily Lifetime Seven with LIA is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). 0.95% of PWV for Spousal Highest Daily Lifetime Seven with BIO is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.75% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime 7 Plus with Beneficiary Income Option. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.90% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
Combination 5% Roll-Up and HAV Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-Accounts. 0.50% benefit charge and 1.45% total annual charge (for elections prior to May 1, 2009) (or 1.75% total annual charge for elections on or after May 1, 2009), applies. This benefit is no longer available for new elections.
Highest Daily Value Death Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. 1.45% total annual charge applies. This benefit is no longer available for new elections.

6
The Total Annual Charge includes the Insurance Charge assessed against the daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, the charge is assessed against the Protected Withdrawal Value (greater of Account Value and PWV for the “Plus” benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.

7
Our reference in the fee table to “current and maximum” charge does not mean that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.

8	We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds (“Portfolios”) as of December 31, 2017 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Portfolio Operating Expense	0.59%	2.42%
The following are the total annual expenses for each underlying mutual fund (“Portfolio”) as of December 31, 2017, except as noted and except if the underlying portfolio’s inception date is subsequent to December 31, 2017. These expenses do not necessarily reflect the fees you will incur. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888, or at www.prudentialannuities.com.

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2017
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio*	0.64%	0.02%	0.11%	0.04%	0.00%	0.62%	1.43%	0.01%	1.42%
AST Advanced Strategies Portfolio*	0.63%	0.03%	0.24%	0.00%	0.00%	0.04%	0.94%	0.02%	0.92%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.21%	0.25%	0.00%	0.00%	0.00%	1.39%	0.00%	1.39%
AST AQR Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.78%	0.94%	0.00%	0.94%
AST BlackRock Global Strategies Portfolio*	0.81%	0.06%	0.25%	0.00%	0.00%	0.01%	1.13%	0.02%	1.11%
AST BlackRock Low Duration Bond Portfolio*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.06%	0.72%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.03%	0.25%	0.00%	0.10%	0.00%	0.84%	0.04%	0.80%
AST Bond Portfolio 2018	0.47%	0.12%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2019*	0.47%	0.29%	0.25%	0.00%	0.00%	0.00%	1.01%	0.08%	0.93%
AST Bond Portfolio 2020	0.47%	0.19%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST Bond Portfolio 2021	0.47%	0.12%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2022	0.47%	0.16%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST Bond Portfolio 2023*	0.47%	0.35%	0.25%	0.00%	0.00%	0.00%	1.07%	0.14%	0.93%
AST Bond Portfolio 2024*	0.47%	0.46%	0.25%	0.00%	0.00%	0.00%	1.18%	0.25%	0.93%
AST Bond Portfolio 2025*	0.47%	0.92%	0.25%	0.00%	0.00%	0.00%	1.64%	0.71%	0.93%
AST Bond Portfolio 2026	0.47%	0.09%	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
AST Bond Portfolio 2027	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Bond Portfolio 2028*	0.47%	1.70%	0.25%	0.00%	0.00%	0.00%	2.42%	1.49%	0.93%
AST Bond Portfolio 2029	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.78%	0.94%	0.00%	0.94%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.01%	0.94%	0.01%	0.93%
AST Cohen & Steers Realty Portfolio	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Fidelity Institutional AMSM Quantitative Portfolio (formerly AST FI Pyramis® Quantitative Portfolio)*	0.65%	0.04%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST Global Real Estate Portfolio	0.83%	0.06%	0.25%	0.00%	0.00%	0.00%	1.14%	0.00%	1.14%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.10%	0.98%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.06%	0.25%	0.00%	0.00%	0.01%	1.08%	0.12%	0.96%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.02%	0.25%	0.00%	0.00%	0.01%	1.05%	0.01%	1.04%
AST Government Money Market Portfolio	0.32%	0.02%	0.25%	0.00%	0.00%	0.00%	0.59%	0.00%	0.59%
AST High Yield Portfolio	0.57%	0.03%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%

AST Hotchkis & Wiley Large-Cap Value Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST International Growth Portfolio*	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.01%	1.08%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Investment Grade Bond Portfolio*	0.47%	0.02%	0.25%	0.00%	0.00%	0.00%	0.74%	0.04%	0.70%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.71%	0.05%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.06%	0.25%	0.00%	0.00%	0.00%	1.12%	0.01%	1.11%
AST Jennison Large-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST Lord Abbett Core Fixed Income Portfolio	0.48%	0.02%	0.25%	0.00%	0.00%	0.00%	0.75%	0.00%	0.75%
AST MFS Global Equity Portfolio	0.82%	0.04%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST MFS Growth Portfolio*	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.01%	0.98%
AST MFS Large-Cap Value Portfolio	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.06%	0.25%	0.00%	0.00%	0.00%	0.98%	0.01%	0.97%
AST Parametric Emerging Markets Equity Portfolio	0.93%	0.21%	0.25%	0.00%	0.00%	0.00%	1.39%	0.00%	1.39%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%	0.00%	0.95%
AST Prudential Core Bond Portfolio	0.47%	0.02%	0.25%	0.00%	0.00%	0.00%	0.74%	0.00%	0.74%
AST Prudential Growth Allocation Portfolio	0.61%	0.01%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST QMA Large-Cap Portfolio	0.55%	0.02%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.82%	0.03%	0.25%	0.26%	0.25%	0.00%	1.61%	0.00%	1.61%
AST Quantitative Modeling Portfolio	0.25%	0.01%	0.00%	0.00%	0.00%	0.88%	1.14%	0.00%	1.14%
AST RCM World Trends Portfolio	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.00%	1.02%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.03%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST Small-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Small-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.05%	1.04%	0.00%	1.04%
AST T. Rowe Price Asset Allocation Portfolio*	0.62%	0.02%	0.25%	0.00%	0.00%	0.00%	0.89%	0.01%	0.88%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.04%	0.90%
AST T. Rowe Price Large-Cap Value Portfolio	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.00%	0.94%
AST T. Rowe Price Natural Resources Portfolio*	0.73%	0.05%	0.25%	0.00%	0.00%	0.00%	1.03%	0.01%	1.02%
AST Templeton Global Bond Portfolio	0.63%	0.07%	0.25%	0.00%	0.00%	0.00%	0.95%	0.00%	0.95%
AST WEDGE Capital Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Wellington Management Hedged Equity Portfolio*	0.81%	0.03%	0.25%	0.00%	0.00%	0.03%	1.12%	0.06%	1.06%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Western Asset Emerging Markets Debt Portfolio*	0.68%	0.17%	0.25%	0.00%	0.00%	0.00%	1.10%	0.05%	1.05%
* See notes immediately below for important information about this fund.

AST Academic Strategies Asset Allocation Portfolio                                                                                                                                                                                                                                                              The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.018% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Global Strategies Portfolio                                                                                                                                                                                                                        The Manager has contractually agreed to waive 0.022% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio                                                                                                                                                                                                                 The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2019                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2023                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2024                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2025                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST Bond Portfolio 2028                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

AST ClearBridge Dividend Growth Portfolio                                                                                                                                                                                                                      The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM℠ Quantitative Portfolio                                                                                                                                                                                                        The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio                                                                                                                                                                                                                         The Manager has contractually agreed to waive 0.100% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.120% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees. The Manager has also contractually agreed to waive a portion of its investment management fee equal to the management fee of any acquired fund managed or subadvised by Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Small-Cap Value Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio                                                                                                                                                                                                                                             The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio                                                                                                                                                                                                                                                               The distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Strategic Opportunities Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio                                                                                                                                                                                                                                                             The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio                                                                                                                                                                                                                                                   The Manager has contractually agreed to waive 0.014% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio                                                                                                                                                                                                                           The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.036% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio                                                                                                                                                                                                                   The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio                                                                                                                                                                                                                  The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt Portfolio                                                                                                                                                                                                                                                               The Manager has contractually agreed to waive 0.050% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuities. Below is an example showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The example reflects the fees and charges listed below for the Annuity as described in “Summary of Contract Fees and Charges”:

▪	Insurance Charge

▪	Contingent Deferred Sales Charge (when and if applicable)

▪	Annual Maintenance Fee

▪	The maximum combination of optional benefit charges
The example also assumes the following for the period shown:

▪	You allocate all of your Account Value to the Sub-account with the maximum gross total annual portfolio operating expenses, and those expenses remain the same each year*

▪	For each Sub-account charge, we deduct the maximum rather than the current charge

▪	You make no withdrawals of your Account Value

▪	You make no transfers, or other transactions for which we charge a fee

▪	No tax charge applies

▪
You elect the Highest Daily Lifetime 6 Plus with the Combination 5% Roll-up and HAV Death Benefit, which are the maximum combination of optional benefit charges. There is no other optional benefit combination that would result in higher maximum charges than those shown in the examples.

Amounts shown in the example are rounded to the nearest dollar.

*	Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
THE EXAMPLE IS ILLUSTRATIVE ONLY – IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS – ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.
Expense Examples are provided as follows:

	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,312	$2,348	$3,400	$6,311
If you annuitize your annuity at the end of the applicable time period: [1]	$612	$1,848	$3,100	$6,311
If you do not surrender your annuity:	$612	$1,848	$3,100	$6,311

1	Your ability to annuitize in the first 3 Annuity Years may be limited.
For information relating to accumulation Unit Values pertaining to the sub-accounts, please see Appendix A.

SUMMARY
Prudential Premier Variable Annuity Bb Series
This Summary describes key features of the variable annuity described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuity. Your financial professional can also help you if you have questions.
What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity (subject to certain restrictions; see “Investment Options”). Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.
Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawals, or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.
What does it mean that my variable annuity is “tax deferred”? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1⁄2, you also may be subject to a 10% federal tax penalty.
You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities’ other features such as guaranteed lifetime income payments or death benefits for use within these plans.
How do I purchase one of the variable annuities? This Annuity is no longer available for purchase. Our eligibility criteria for purchasing the Annuity are as follows:

Product	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
Bb Series	85	$1,000
The “Maximum Age for Initial Purchase” applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner’s death. Please see the section entitled “Living Benefits” and “Death Benefit” for additional information on these benefits.
You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.
After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason. The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.
See “What Are the Requirements for Purchasing One of the Annuities” for more detail.
Where should I invest my money? With the help of your financial professional, you choose where to invest your money within the annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Our optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. You can obtain the summary prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no assurance that any investment option will meet its investment objective.
You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

See “Investment Options,” and “Managing Your Account Value.”
How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.
You may elect to receive income through annuity payments over your lifetime, also called “annuitization”. This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an account value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.
See “Access to Account Value.”
Options for Guaranteed Lifetime Withdrawals. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.
As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., Excess Income), that may permanently reduce the guaranteed amount you can withdraw in future years. Please note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income.
These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

▪	Highest Daily Lifetime 6 Plus

▪	Spousal Highest Daily Lifetime 6 Plus

▪	Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator

▪	Highest Daily Lifetime 7 Plus

▪	Spousal Highest Daily Lifetime 7 Plus

▪	Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator

▪	Highest Daily Lifetime 7 Plus with Beneficiary Income Option

▪	Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option

▪	Highest Daily Lifetime Seven

▪	Spousal Highest Daily Lifetime Seven

▪	Highest Daily Lifetime Seven with Lifetime Income Accelerator

▪	Highest Daily Lifetime Seven with Beneficiary Income Option

▪	Spousal Highest Daily Lifetime Seven with Beneficiary Income Option
The guaranteed minimum withdrawal benefits are no longer offered for new elections.
Options for Guaranteed Accumulation. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formulas.
These benefits contain detailed provisions, so please see the following section of the Prospectus for complete details:

▪	Highest Daily Guaranteed Return Option II

▪	Highest Daily Guaranteed Return Option*

*	No longer available for new elections.

What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. The annuity offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.
We also have an optional death benefit for an additional charge:

▪
Combination 5% Roll-up and Highest Anniversary Value Death Benefit: Offers the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

Each death benefit has certain age restrictions and could only have been elected at time of contract purchase. Please see the “Death Benefit” section of the Prospectus for more information.
There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.
What are the Annuity’s Fees and Charges?
Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or “CDSC”. The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:

	Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8+
Bb Series	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%
Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.
Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.
Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $35.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.
Tax Charge: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1⁄2% of your purchase payments and is designed to approximate the taxes that we are required to pay.
Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you hold:

FEE/CHARGE	Bb Series
Mortality & Expense Risk Charge	0.80%
Administration Charge	0.15%
Total Insurance Charge	0.95%

Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and is taken out of the Sub-accounts periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.
Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the “Fees and Charges” section of the Prospectus for more information.

Costs to Sell and Administer Our Variable Annuity: Your financial advisor may receive a commission for selling one of our variable annuities to you. We may also pay fees to your financial advisor’s broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial advisor to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial advisor or us. See “General Information”.
Other Information: Please see the section entitled “General Information” for more information about our annuities, including legal information about our company, separate account, and underlying funds.

INVESTMENT OPTIONS
WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?
Each variable investment option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see “What is the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart provides a description of each Portfolio’s investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice – we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading “Fees and Payments Received by Pruco Life” for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. You should carefully read the prospectus for any Portfolio in which you are interested before investing. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no guarantee that any Portfolio will meet its investment objective. You bear the investment risk for amounts allocated to the portfolios. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio.
In the table that follows, all Portfolio names include the prefix “AST,” which indicates that they are Portfolios of the Advanced Series Trust. In addition, for each Portfolio the subadviser(s), which has been engaged to conduct day-to-day management, is listed next to the description.
This Annuity offers only Portfolios managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Portfolios”). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Portfolios, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with Pruco Life. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Annuity.  Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Portfolios benefit us financially.  Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommend any particular Portfolio. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.
In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
Stipulated Investment Options if you Elect Certain Optional Benefits
As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.
While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our “Custom Portfolios Program” (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.

Group I: Allowable Benefit Allocations

Optional Benefit Name*	Allowable Benefit Allocations:
Lifetime Five Income Benefit	AST Academic Strategies Asset Allocation Portfolio
Spousal Lifetime Five Income Benefit	AST Advanced Strategies Portfolio
Highest Daily Lifetime Five Income Benefit	AST Balanced Asset Allocation Portfolio
Highest Daily Lifetime Seven Income Benefit	AST BlackRock Global Strategies Portfolio
Spousal Highest Daily Lifetime Seven Income Benefit Highest Daily Value Death Benefit	AST Capital Growth Asset Allocation Portfolio
Highest Daily Lifetime Seven with Beneficiary Income Option	AST Fidelity Institutional AMSM Quantitative Portfolio
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option	AST Goldman Sachs Multi-Asset Portfolio
Highest Daily Lifetime Seven with Lifetime Income Accelerator	AST J.P. Morgan Global Thematic Portfolio
Highest Daily Lifetime 7 Plus Income Benefit	AST J.P. Morgan Strategic Opportunities Portfolio
Highest Daily Lifetime 7 Plus with Beneficiary	AST New Discovery Asset Allocation Portfolio
Income Option	AST Preservation Asset Allocation Portfolio
Highest Daily Lifetime 7 Plus with Lifetime	AST Prudential Growth Allocation Portfolio
Income Accelerator	AST RCM World Trends Portfolio
Spousal Highest Daily Lifetime 7 Plus	AST T. Rowe Price Asset Allocation Portfolio
Income Benefit	AST Wellington Management Hedged Equity Portfolio
Spousal Highest Daily Lifetime 7 Plus with
Beneficiary Income Option
Highest Daily Lifetime 6 Plus
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
Spousal Highest Daily Lifetime 6 Plus
Highest Daily GRO II
Optional Benefit Name*	All Investment Options Permitted Except the Following:
Combo 5% Rollup & HAV Death Benefit	AST AQR Emerging Markets Equity Portfolio
Guaranteed Minimum Income Benefit	AST Western Asset Emerging Markets Debt Portfolio
Highest Daily GRO	AST Quantitative Modeling Portfolio

*	Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.
The following set of tables describes the second category (i.e., Group II below), under which:

(a)
you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, and/or the AST Prudential Core Bond Portfolio).

(b)	you may allocate up to 80% in equity and other portfolios listed in the table below.

(c)
on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

(d)
between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

(e)
if you are already participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

Group II: Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials)
Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a predetermined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).

Optional Benefit Name*	Permitted Portfolios
Highest Daily Lifetime Seven	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Seven	AST Advanced Strategies Portfolio
Highest Daily Lifetime Seven with Beneficiary Income Option	AST Balanced Asset Allocation Portfolio
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option	AST BlackRock Global Strategies Portfolio
Highest Daily Lifetime Seven with Lifetime Income Accelerator	AST BlackRock Low Duration Bond Portfolio
Highest Daily Lifetime 7 Plus	AST BlackRock/Loomis Sayles Bond Portfolio
Spousal Highest Daily Lifetime 7 Plus	AST Capital Growth Asset Allocation Portfolio
Highest Daily Lifetime 7 Plus with Beneficiary Income Option	AST ClearBridge Dividend Growth Portfolio
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option	AST Cohen & Steers Realty Portfolio
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator	AST Fidelity Institutional AMSM Quantitative Portfolio
Highest Daily Lifetime 6 Plus	AST Global Real Estate Portfolio
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator	AST Goldman Sachs Large-Cap Value Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST Goldman Sachs Mid-Cap Growth Portfolio
Highest Daily GRO II	AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA US Equity Alpha Portfolio
AST RCM World Trends Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio

*	Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.

Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

(a)
a portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the portfolio’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

(c)
a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows for the portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to a bond portfolio (such as the AST Investment Grade Bond Sub-account) and others Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Please consult the prospectus for the applicable portfolio for additional information about these effects.
The following table contains limited information about the portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the portfolios, which contain details about the investment objectives, policies, risks, costs and management of the portfolios. You can obtain the summary prospectuses and prospectuses for the portfolios by calling 1-888-PRU-2888.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.
AlphaSimplex Group, LLC
AQR Capital Management, LLC
CoreCommodity Management, LLC
First Quadrant, L.P.
Jennison Associates LLC
Morgan Stanley Investment Management Inc.
Pacific Investment Management Company, LLC
PGIM Investments LLC
Quantitative Management Associates LLC
Western Asset Management Company
Western Asset Management Company Limited

AST Advanced Strategies Portfolio
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC
Loomis, Sayles & Company, L.P.
LSV Asset Management
Pacific Investment Management Company, LLC
PGIM Fixed Income
PGIM Investments LLC
Quantitative Management Associates LLC
T. Rowe Price Associates, Inc.
William Blair Investment Management, LLC

AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Bond Portfolio 2018	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2019	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2020	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2028	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2029	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC Quantitative Management Associates LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Fidelity Institutional AMSM Quantitative Portfolio (formerly AST FI Pyramis® Quantitative Portfolio)	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Global Real Estate Portfolio	Seeks capital appreciation and income.	PGIM Real Estate
AST Goldman Sachs Large-Cap Value Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Government Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM Fixed Income
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc. Security Capital Research & Management Incorporated
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST Lord Abbett Core Fixed Income Portfolio	Seeks income and capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC
AST New Discovery Asset Allocation Portfolio	Seeks total return.
Affinity Investment Advisors, LLC
Boston Advisors, LLC
C.S. McKee, LP
EARNEST Partners, LLC
Epoch Investment Partners, Inc.
Longfellow Investment Management Co. LLC
Parametric Portfolio Associates LLC
PGIM Investments LLC
Thompson, Siegel & Walmsley LLC

AST Parametric Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Parametric Portfolio Associates LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC Quantitative Management Associates LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM Fixed Income
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM Fixed Income Quantitative Management Associates LLC
AST QMA Large-Cap Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST QMA US Equity Alpha Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Investments LLC Quantitative Management Associates LLC
AST RCM World Trends Portfolio	Seeks the highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc. Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST T. Rowe Price Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio
Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s Subadviser’s equity investment strategies.
Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company Western Asset Management Company Limited
FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Real Estate is a business unit of PGIM, Inc.
Security Capital Research & Management Incorporated is a wholly owned subsidiary of J.P. Morgan Investment Management Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.
WHAT ARE THE FIXED RATE OPTIONS?
The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 Month DCA Program, the one-year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We no longer offer our 6 or 12 Month DCA Program.
No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.
ONE-YEAR FIXED INTEREST RATE OPTION
We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.
Amounts allocated to the Fixed Rate Option become part of Pruco Life’s general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.
OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME
In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. (“6 or 12 Month DCA Program”). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.

6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”)-We no longer offer our 6 or 12 Month DCA Program. The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Combination 5% Roll-up + HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.
The key features of this Program are as follows:

▪	You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.

▪
As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.

▪
Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a “last-in, first-out” basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to “last-in, first-out” means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.

▪
6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.

▪	We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

▪	The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

▪
If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefits, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a “Permitted Sub-account” for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus benefits or Highest Daily Lifetime 6 Plus benefits) (see below).

▪
If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.

▪
If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.

▪	We impose no fee for your participation in the 6 or 12 Month DCA Program.

▪
You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Government Money Market Sub-account.

▪
You cannot utilize “rate lock” with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.

▪
We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.

▪
The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

▪	The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the “Enhanced Dollar Cost Averaging Program.”
NOTE: When a 6 or 12 Month DCA Program is established from a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts (including any transfers under an optional benefit formula). This will reduce the effective rate of return on the DCA Fixed Rate Option.

FEES AND CHARGES
The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life incurs in promoting, distributing, issuing and administering an Annuity.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values.
WHAT ARE THE CONTRACT FEES AND CHARGES?
Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages are shown under “Summary of Contract Fees and Charges” earlier in this prospectus.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.
For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.
We may waive any applicable CDSC under certain circumstances including certain medically related circumstances or when taking a Minimum Distribution from an Annuity purchased as a “qualified” investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled “Access to Account Value.”
Transfer Fee: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20th in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value including any amount in Fixed Rate Options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a Medically-Related Surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.
Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1⁄2%. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.
We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.
Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees and Charges”. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity’s basic Death Benefit that may provide guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge compensates us for administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.
The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.
Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.
WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.
WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see “Tax Charge” above).
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.
WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.
Initial Purchase Payment: We no longer allow new purchases of this Annuity. Previously, you must have made a minimum initial Purchase Payment of $1,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Speculative Investing – Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your financial professional’s broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant (s) turns 86 years old. No additional Purchase Payments will be permitted after age 85 for the Annuity. If the Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity’s liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1 ⁄ 2 , you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner’s death.
“Beneficiary” Annuity
If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent’s annuity into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.

Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590-B. These distributions are not subject to any CDSC.
For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent’s death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1⁄2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in the Tax Considerations section of this Prospectus.
For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in the Tax Consideration section of your prospectus.
You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity may provide a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.
Please note the following additional limitations for a Beneficiary Annuity:

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No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple “Transfer of Assets” or “TOA’s into a single contract as part of this “Beneficiary” Annuity.

▪	You may not elect any optional living or death benefits.

▪	You may not annuitize the Annuity; no annuity options are available.

▪	You may participate only in the following programs: Auto-Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month Dollar Cost Averaging Program), Systematic Withdrawals.

▪	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A “beneficiary annuity” may not be co-owned.

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If the Annuity is funded by means of transfer from another “Beneficiary Annuity” with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another “Beneficiary Annuity” where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant.   If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

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If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

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If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

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Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.”

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Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required minimum distributions.

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Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary’s relationship to you. If you use a designation of “surviving spouse,” we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of Beneficiary, the term “Successor” is used.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek tax advice on the income, estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY
MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

▪	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

▪	a new Annuitant subsequent to the Annuity Date;

▪	for “nonqualified” investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;

▪	a change in Beneficiary if the Owner had previously made the designation irrevocable;

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

▪	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
There are also restrictions on designation changes when you have elected certain optional benefits. See the “Living Benefits” and “Death Benefits” sections of this Prospectus for any such restrictions.
If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us. We will allow change of ownership and/or assignments only if the Annuity is held for the benefit of the designated Annuitant. We are not responsible for any transaction processed before a change of Owner and/or Beneficiary, or an assignment of the Annuity, is accepted and recorded by us.
We reserve the right to refuse a proposed change of Owner and/or Beneficiary, and a proposed assignment of the Annuity. We accept assignment of nonqualified Annuities only.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis, and to the extent allowed by State law, and are not obligated to process any such request within any particular timeframe. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.
Spousal Designations
If the Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the “Code” (or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the

Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
Contingent Annuitant
Generally, if the Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Designations” for more information about how the Annuity can be continued by a Custodial Account.
MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a “free look.” Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state’s requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), if they are greater than your current Account Value less any federal or state income tax withholding.
MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life’s Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity) and prior to the Owner’s 86th birthday. However, purchase payments are not permitted if the Account Value drops to zero. Please see the “Living Benefits” section of this prospectus for further information on additional Purchase Payments.
MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless the Annuity is held as a Beneficiary Annuity). We call our electronic funds transfer program “Pruco Life’s Systematic Investment Plan.” Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional purchase payments.
MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

MANAGING YOUR ACCOUNT VALUE
HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent Purchase Payments.)
Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Purchase Payments to one or more available Sub-accounts or a Fixed Rate Option (other than the Benefit Fixed Rate Account). Investment restrictions will apply if you elect certain optional benefits.
Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.
ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.
Currently, we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Government Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

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With respect to each Sub-account (other than the AST Government Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Government Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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We reserve the right to affect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any contract owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
Yes. We offer Dollar Cost Averaging programs during the accumulation period. In general Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.
DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II benefits.
Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.
There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have elected automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.
MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
Yes. Subject to our rules, your financial professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your financial professional has this authority, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.
Please Note: Contracts managed by your financial professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?” Since transfer activity under contracts managed by a financial professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your financial professional will be informed of all such restrictions on an ongoing basis. We may also require that your financial professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your financial professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).
It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

ACCESS TO ACCOUNT VALUE
WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. “pro-rata” meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.
ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES?
During the Accumulation Period
A distribution during the accumulation period is deemed to come first from any “gain” in your Annuity and second as a return of your “tax basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1⁄2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.
During the Annuitization Period
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

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To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the “Free Withdrawal” amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.

▪	You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.
To determine if a CDSC applies to partial withdrawals, we:

1.	First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2.
Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.

3.	Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.
You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a “net withdrawal”) or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).
To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.
HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select (“systematic withdrawals”). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.
If you have a Guaranteed Lifetime Minimum Withdrawal Benefit and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

▪	Excluding Lifetime Five, systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

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If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount or Annual Withdrawal Amount (only applicable to Lifetime Five) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

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If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further negatively impact your future guaranteed withdrawal amounts.

▪	For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.
Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal under your living benefit as described above through our Systematic Withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by an applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.
DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1⁄2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For contracts issued as nonqualified annuities, the Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1⁄2 that are not subject to the 10% penalty.
WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See “Tax Considerations” for a further discussion of Required Minimum Distributions.)
Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.
Please see “Highest Daily Lifetime 6 Plus” under the subsection “Required Minimum Distributions” for further information relating to Required Minimum Distributions if you own that benefit.
CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.
For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.
Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.
To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “What Types of Annuity Options Are Available?” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.
WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). The requirements of such a surrender and waiver may vary by state. If you request a full surrender, the amount payable will be your Account Value.
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

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If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;

▪	If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;

▪	If the Owner is one or more natural persons, all such Owners must also be alive at such time;

▪	we must receive satisfactory proof of the Owner’s (or the Annuitant’s if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

▪	no additional Purchase Payments can be made to the Annuity.

A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned):

▪	first confined in a “Medical Care Facility” while your Annuity is in force and remains confined for at least 90 days in a row; or

▪	first diagnosed as having a “Fatal Illness” while your Annuity is in force.
The definitions of “Medical Care Facility” and “Fatal Illness,” as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This waiver is not available in Massachusetts.
WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the “Living Benefits” section below for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $1000 (the minimum Surrender Value) on the Annuity Date.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note, you may not annuitize within the first three Annuity Years.
For Beneficiary Annuities, no payments are available and all references to an Annuity Date are not applicable.
Option 1
Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies before the end of period certain, payments will continue to the beneficiary for the remainder of the fixed period.
Option 2
Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options
We currently offer a variety of other annuity and settlement options not described above. At the time annuity payments are chosen, we may make available to you any of the annuity and settlement options that are available on your Annuity Date.
HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply. You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.
Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

LIVING BENEFITS
DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
Pruco Life offers different optional benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefit, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits at any time for new elections. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

▪	protecting a principal amount from decreases in value as of specified future dates due to investment performance;

▪	taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base principal amount over time;

▪	guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or

▪	providing spousal continuation of certain benefits.
The “living benefits” are as follows:
Highest Daily Guaranteed Return Option II (HD GRO II)
Highest Daily Guaranteed Return Option (Highest Daily GRO)1
Guaranteed Minimum Income Benefit (GMIB)1
Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit1
Highest Daily Lifetime Five Income Benefit1
Highest Daily Lifetime Seven Income Benefit1
Spousal Highest Daily Lifetime Seven Income Benefit1
Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit1
Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit1
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit1
Highest Daily Lifetime 7 Plus Income Benefit1
Spousal Highest Daily Lifetime 7 Plus Income Benefit1
Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit1
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit1
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit1
Highest Daily Lifetime 6 Plus Income Benefit1
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator1
Spousal Highest Daily Lifetime 6 Plus Income Benefit1

1	No longer available for new elections.
Here is a general description of each kind of living benefit that exists under this Annuity:

▪
Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.

▪
Guaranteed Minimum Income Benefit or (“GMIB”). As discussed elsewhere in this Prospectus, you have the right under your Annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You would select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.

▪
Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity’s value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will result in a permanent reduction in future guaranteed withdrawal amounts.

Finally, please note that certain of these benefits require your participation in a predetermined mathematical formula that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or the general account, for one of the benefits). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.
In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years.
Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit. We reserve the right to terminate this benefit if you allocate funds into non-permitted Investment Options. You should consult with your financial professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).
Termination of Existing Benefits and Election of New Benefits
If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.
Certain living benefits involve your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under “Key Feature – Allocation of Account Value”, your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.
HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.
If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.
If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The benefit is elected on December 1, 2010

▪	The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

▪	An additional guarantee amount of $300,000 is locked in on December 1, 2011

▪	The Account Value immediately prior to the withdrawal is equal to $300,000

▪
For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$300,000
Equals ratio	16.67%
All guarantees will be reduced by the above ratio (16.67%)
Initial guarantee amount	$166,667
Additional guarantee amount	$250,000
Key Feature – Allocation of Account Value
We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.
HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix H of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options”. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the AST formula and bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value transfers between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals and additional Purchase Payments as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,

▪
March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

▪
On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪
Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.
The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.
HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.
Special Considerations under HD GRO II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪	Transfers to and from your elected Sub-accounts and an AST bond portfolio Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪
We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

▪
If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your

Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
HIGHEST DAILY GUARANTEED RETURN OPTIONSM (HD GRO)SM
We no longer permit new elections of Highest Daily GRO.
Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.
In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the “Current AST bond portfolio Sub-account” described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the “dollar-for-dollar corridor.”
We reflect the effect of withdrawals by reference to an amount called the “dollar-for-dollar corridor.” The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each “benefit year” (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the “excess withdrawal”) (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.

Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.
EXAMPLES
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000; 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

▪	The initial guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

▪	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪	the initial guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);

▪	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

—	B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).
The resulting initial guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.

▪	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.
The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 × (1 – $7,500 / $177,500), or $11,971.83.
Key Feature – Allocation of Account Value
HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix D of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. In the formula, we use the term “Transfer Account” to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

In general, the formula works as follows. Under the formula, Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, and additional Purchase Payments as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
We no longer permit elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.
If you wish, you may cancel the Highest Daily GRO benefit. You may then elect Highest Daily GRO (or any other currently available living benefit, which is available to be added post issue) on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of Highest Daily GRO, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, we will transfer the Account Value held in the AST Bond Portfolio to the money-market Portfolio. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.
Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.
Special Considerations under Highest Daily GRO
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪	You cannot participate in any dollar cost averaging benefit that transfers Account Value from a fixed interest rate option to a Sub-account.

▪
Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪	We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit.
Charges under the Benefit
We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled “Summary of Contract Fees and Charges.” You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix D of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.
As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the “Projected Future Guarantee” (as described above).
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.
Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account (“90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.
If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).
For example,

▪
March 19, 2010 – a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

▪
As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

▪
Once there is a transfer out of the Transfer AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following “hierarchy” (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.
Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).
Important Considerations When Electing this Feature:

▪	At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

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Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

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If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
The Guaranteed Minimum Income Benefit is no longer available for new elections.
The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the “Protected Income Value”) that increases after the waiting period begins, regardless of the impact of Sub-Account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.
Key Feature – Protected Income Value
The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the “Protected Value” in the rider we issue for this benefit. The 5% annual growth rate is referred to as the “Roll-Up Percentage” in the rider we issue for this benefit.
The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments made after the waiting period begins (“Maximum Protected Income Value”), minus the impact of any withdrawals (as described below in “Impact of Withdrawals on the Protected Income Value”) you make from your Annuity after the waiting period begins.

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Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

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Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant’s 80th birthday or the 7th anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

▪
Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

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As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up the Protected Income Value – You may elect to “step-up” or “reset” your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.

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A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See “Tax Considerations” section in this prospectus for additional information on IRS requirements.

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The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.

▪	When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.

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If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

▪	A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.
Impact of Withdrawals on the Protected Income Value – Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a “dollar-for-dollar” basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a “dollar-for-dollar” basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.
The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

▪	The Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

▪	The Maximum Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000 from $500,000.00 to $490,000.00).

▪	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪	The Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);

▪	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

—	B is the Account Value less the Remaining Limit ($220,000 – $2,500, or $217,500).
The resulting Protected Income Value is: $239,506.64 X (1 – $7,500 / $217,500), or $231,247.79.

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The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 – $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X 0.9655 or $470,689.66).

▪	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.
Example 3. Reset of the dollar-for-dollar limit
A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

▪	The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).

▪	The Maximum Protected Income Value is also reduced by the amount withdrawn (i.e., by $10,000 from $470,689.66, to $460,689.66).

▪	The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).
Key Feature – GMIB Annuity Payments
You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s or your 95th birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s 92nd birthday.
Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.
The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as “age setbacks” (use of an age lower than the Annuitant’s actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.
On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.
GMIB Annuity Payment Option 1 – Payments for Life with a Certain Period
Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
GMIB Annuity Payment Option 2 – Payments for Joint Lives with a Certain Period
Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

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If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

▪	If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.
You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.
Other Important Considerations
You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity’s Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

▪	Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.

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Where allowed by law, we reserve the right to limit subsequent Purchase Payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

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We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

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If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.

▪	Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.

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At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity’s basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

Election of the Benefit
The GMIB benefit is no longer available for new elections. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.
Termination of the Benefit
The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.
Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).
Charges under the Benefit
Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity’s Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.
The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).
No charge applies after the Annuity Date.
LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.
The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the “Protected Withdrawal Value”), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options – one is designed to provide an annual withdrawal amount for life (the “Life Income Benefit”) and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the “Withdrawal Benefit”). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.

▪	If you elected the Lifetime Five benefit at the time you purchased your Annuity, the Account Value was your initial Purchase Payment.

▪	If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.
The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).
Step-Up of the Protected Withdrawal Value
You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

▪	you are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five benefit

▪	the Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up
If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.
An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.
If you elected the Auto Step-Up feature:

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the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up

▪	your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount

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if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

▪	once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up
If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

Key Feature – Annual Income Amount under the Life Income Benefit
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Key Feature – Annual Withdrawal Amount under the Withdrawal Benefit
The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (“Excess Withdrawal”), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.
The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

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If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

▪
If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

Examples of Withdrawals
The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.
The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 × 1.05^(393/365) = $263,484.33

(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c)	Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).
Example 1. Dollar-for-dollar reduction
If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $10,000 = $8,550.
Annual Withdrawal Amount for future Annuity Years remains at $18,550.

▪	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.
Annual Income Amount for future Annuity Years remains at $13,250.

▪	Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000
Example 2. Dollar-for-dollar and proportional reductions

(a)	If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550

▪	Remaining Annual Income Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

▪	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $1,750/($263,000 – $13,250) × $13,250 = $93
Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

▪	Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

(b)	If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Withdrawal Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Withdrawal Amount ($25,000 – $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

▪	Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal × Annual Withdrawal Amount = $6,450/($263,000 – $18,550) × $18,550 = $489
Annual Withdrawal Amount for future Annuity Years = $18,550 – $489 = $18,061

▪	Remaining Annual Income Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Income Amount ($25,000 – $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

▪	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $11,750/($263,000 – $13,250) × $13,250 = $623.
Annual Income Amount for future Annuity Years = $13,250 – $623 = $12,627

▪
Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 – $18,550 = $6,450

▪
Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal × Protected Withdrawal Value = $6,450/($263,000 – $18,550) × $246,450 = $6,503 Protected Withdrawal Value = $246,450 – max {$6,450, $6,503} = $239,947

Benefits Under the Lifetime Five Benefit

▪
If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

▪
If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

(1)	apply your Account Value to any annuity option available; or

(2)	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant’s death; or

(3)
request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant’s death or the date the Protected Withdrawal Value is depleted.

We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪
If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

▪	Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.

▪
Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪
In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The basic Death Benefit will terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

▪	If you are taking your entire Annual Withdrawal Amount through the Systematic Withdrawal Program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
Election of the Benefit
We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Any such new benefit may be more expensive.
Termination of the Benefit
The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant, as of the Latest Annuity Date or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.
The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.
Additional Tax Considerations
If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1⁄2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.
SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.
The benefit guarantees until the later death of two natural persons that are each other’s spouses at the time of election of Spousal Lifetime Five (the “Designated Lives”, each a “Designated Life”) the ability to withdraw an annual amount (“Spousal Life Income Benefit”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).
Key Feature – Initial Protected Withdrawal Value
The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase

Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.
Key Feature – Annual Income Amount under the Spousal Lifetime Five Income Benefit
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.
Step-Up of Annual Income Amount
You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current Annuity Year. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.
An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.
Examples of withdrawals and step-up
The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.
The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^(393/365) = $263,484.33

(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c)	Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000
Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction
If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.

▪	Annual Income Amount for future Annuity Years remains at $13,250
Example 2. Dollar-for-dollar and proportional reductions
If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Income Amount for current Annuity Year = $0

▪	Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 $1,750) reduces Annual Income Amount for future Annuity Years.

▪
Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $1,750/($263,000 – $13,250) × $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

Example 3. Step-up of the Annual Income Amount
If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.
BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

▪
If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life.

We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪
If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

▪	Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

▪
Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪
In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

▪
There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.

▪
In order for the Surviving Designated Life to continue the Spousal Lifetime Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See “Spousal Designations”, and “Spousal Assumption of Annuity” in this Prospectus.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
We no longer permit elections of Spousal Lifetime Five – whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. In addition, any such new benefit you elect may be more expensive.
Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b)
if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Termination of the Benefit
The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.
You may terminate the benefit at any time by notifying us. Please note that if you terminate a living benefit such as Spousal Lifetime Five and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.
Additional Tax Considerations
If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1⁄2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)
Except for Annuities issued in the state of Florida, effective September 14, 2012, we stopped accepting additional purchase payments for Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five is based on a single “designated life” who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.
The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Total Annual Income Amount”) equal to a percentage of an initial principal value (the “Total Protected Withdrawal Value”) regardless of the impact of Sub-Account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-Account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix C to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.
Key Feature – Total Protected Withdrawal Value
The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.
The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the “Current Valuation Day”), the Protected Withdrawal Value is equal to the greater of:

▪
the Protected Withdrawal Value for the immediately preceding Valuation Day (the “Prior Valuation Day”), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and

▪	the Account Value.
If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the “Tenth Anniversary”), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.
The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

(a)	200% of the Account Value on the date you elected Highest Daily Lifetime Five;

(b)	200% of all Purchase Payments made during the one-year period after the date you elected Highest Daily Lifetime Five; and

(c)	100% of all Purchase Payments made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.
We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments will increase the Total Annual Income Amount, while “excess” withdrawals (as described below) may decrease the Total Annual Income Amount.
Key Feature – Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.
Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount (“Excess Income”), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.
Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment.
If your Annuity permits additional Purchase Payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we stopped accepting additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2006.

▪	The Highest Daily Lifetime Five benefit is elected on March 5, 2007.
Dollar-for-dollar reductions
On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount – $6,000 less $2,500 = $3,500.
Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Total Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Total Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.
Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account Value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Total Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2007	$118,000.00	$118,000.00	$5,900.00
August 6, 2007	$110,000.00	$112,885.55	$5,644.28
September 1, 2007	$112,000.00	$112,885.55	$5,644.28
December 1, 2007	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**
In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪
This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year’s Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.
Benefits Under the Highest Daily Lifetime Five Benefit

▪
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪	Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.
Other Important Considerations

▪	Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

▪
Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪
Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

▪	You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.

▪
Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪
In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

▪
The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.
We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel this benefit, you lose all guarantees under the benefit, your guarantee under any new benefit you elect will be based on your Account Value at that time, and any such new benefit may be more expensive.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.
Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)	your Account Value on the day that you elected Highest Daily Lifetime Five; and

(b)	the sum of each Purchase Payment you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Mathematical Formula Component of Highest Daily Lifetime Five
As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the “Benefit Fixed Rate Account”). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.
Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix C to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.
While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.
Depending on the results of the formula calculation we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the Benefit Fixed Rate Account; or

▪
If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or

▪
Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Total Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime Five has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.
Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1⁄2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a nonqualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Optional 90% Cap Feature for the Formula Under Highest Daily Lifetime Five.
If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix C (page C-2). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.
Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:

▪
March 19, 2009 – a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).

▪
Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).
Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.
Please be aware that after the initial transfer out of the Benefit Fixed Rate Account upon election of the 90% cap, there is no assurance that future transfers out will occur, or the amount of such future transfers, as a result of the election of the 90% cap. These transfers will be determined by the mathematical formula and depend on a number of factors unique to your Annuity.
Important Considerations When Electing the New Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.

▪	Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.

▪
Because the charge for Highest Daily Lifetime Five is assessed against the daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.

▪
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)
Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.
Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single “designated life” who is at least 55 years old on the date that the benefit is acquired. Highest Daily Lifetime Seven is no longer available for new elections. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.
Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value.
If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(a)	the Account Value; or

(b)	the Periodic Value on the date of the withdrawal.
If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)	the Account Value; or

(2)	the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or

(3)	the sum of:

(a)	200% of the Account Value on the effective date of the benefit;

(b)	200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and

(c)	all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.
On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.
Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.
Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger,

6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2007

▪	The Highest Daily Lifetime Seven benefit is elected on March 5, 2008

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.
Dollar-for-dollar reductions
On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount–$6,000 less $2,500 = $3,500.
Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest

Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**
In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪
This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

▪
The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.
Benefits Under the Highest Daily Lifetime Seven Benefit

▪
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)	request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.
We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations

▪
Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

▪
Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the Prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪
You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.

▪
The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
We no longer permit new elections of Highest Daily Lifetime Seven. For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)	your Account Value on the day that you elected Highest Daily Lifetime Seven; and

(b)	the sum of each Purchase Payment you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).
Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
Mathematical Formula Component of Highest Daily Lifetime Seven
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.
Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.
If you elect the new formula (90% Cap Feature), see discussion regarding that feature.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.
While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.
Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

▪
If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪	Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1⁄2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Highest Daily Lifetime Seven with Beneficiary Income Option
Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Beneficiary Income Option.
There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or (“BIO”). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option death benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.
If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself. Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.
Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:

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Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

▪
Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).
The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).
If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election and Designations under the Benefit” section, above.
Highest Daily Lifetime Seven with Lifetime Income Accelerator
Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven with Lifetime Income Accelerator.
There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator (“Highest Daily Lifetime Seven with LIA”). We no longer permit new elections of Highest Daily Lifetime Seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA is based on a single “designated life” who was between the ages of 55 and 75 on the date that the benefit is elected. If you terminate your Highest Daily Lifetime Seven with LIA benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with LIA benefit and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.
Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.
Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value (“PWV”) annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.
If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.
You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements (“LIA conditions”) must be met. It is not necessary to meet both conditions:

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.
Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.
LIA amount at the first Withdrawal. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA amount after the first Withdrawal. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.
Withdrawals In Excess of the LIA amount. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.
Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are permitted.
Annuity Options. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10th benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10th benefit anniversary this option is not available.
We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.
If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.
Optional 90% Cap Feature for Formula for Highest Daily Lifetime Seven
If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix E (page E-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.
Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

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March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

▪
Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.
Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Important Consideration When Electing the New Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪
Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)
Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.
Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1⁄2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment Options section of this prospectus.
The benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value.
If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(1)	the Account Value; or

(2)	the Periodic Value on the date of the withdrawal.
If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)	the Account Value; or

(2)	the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or

(3)	the sum of:

(a)	200% of the Account Value on the effective date of the benefit;

(b)	200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and

(c)	all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.
On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.
Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven benefit.

An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2007

▪	The Spousal Highest Daily Lifetime Seven benefit is elected on March 5, 2008.

▪	The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.
Dollar-for-dollar reductions
On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount – $6,000 less $2,500 = $3,500.
Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49

Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**
In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪
This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.
Benefits Under the Spousal Highest Daily Lifetime Seven Benefit

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To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

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If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

We must receive your request in a form acceptable to us at our office.

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In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪
Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

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Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

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You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.

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The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

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You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit.
We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1⁄2 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1⁄2 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1⁄2 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b)
if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

If you wish, you may cancel the Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)	your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and

(b)	the sum of each Purchase Payment you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).
Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
Mathematical Formula Component of Spousal Highest Daily Lifetime Seven
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.
Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.
If you elect the new formula (90% Cap Feature), see discussion regarding that feature.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.
While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.
Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

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If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪	Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1⁄2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option
Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven with Beneficiary Income Option.
There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit (“BIO”). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven with BIO benefit, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.
If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.
For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:

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Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

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Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value).
The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).
If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section, above.

Optional 90% Cap Feature for the Formula for Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven
If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new formula. The new formula is described below and will replace the “Transfer Calculation” portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix E (page E-4). Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.
We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit, subject to regulatory approval. Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

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March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

▪
Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account on the effective date of this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).
It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.

Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Important Consideration When Electing The New Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪
Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 Plus)
Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.
Highest Daily Lifetime 7 Plus is no longer offered for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single “designated life” who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section of this prospectus.
Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value.
If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;

(b)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and

(c)	all adjusted Purchase Payments made after one year following the effective date of the benefit.
If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.
On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).
Return of Principal Guarantee
If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)	your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

(b)	the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.
Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59 1⁄2, 5% for ages 59 1⁄2 – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.
Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2, 5% for ages 59 1⁄2 – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59 1⁄2, 5% for ages 591⁄2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1⁄2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000
Less ratio of 1.31%	$78.6
Annual Income Amount for future Annuity Years	$5,921.40
Example of highest daily auto step-up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1⁄2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 1, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

▪	No previous withdrawals have been taken under the Highest Daily Lifetime 7 Plus benefit.
On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

Example – required minimum distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Benefits Under Highest Daily Lifetime 7 Plus

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero will be more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

▪	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations

▪
Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

▪
Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment

Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

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The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.

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You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Please note that if you terminate a living benefit such as Highest Daily Lifetime 7 Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future. These restrictions are waived if the Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven,

Highest Daily Lifetime 7 Plus, Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime 7 Plus benefits were terminated as a result of the death of the Annuitant and the beneficiary elected to continue the Annuity under the Spousal Assumption provision.
Termination of the Benefit
You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-Accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.
An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-Account”). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix F.
Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant’s attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.
The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST

Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

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March 19, 2009 – a transfer is made to the AST Investment Grade Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

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On March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

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Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.
As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

(a)	The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or

(b)	An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

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If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime 7 Plus has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1⁄2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.
Highest Daily Lifetime 7 Plus with Beneficiary Income Option
Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Beneficiary Income Option.
We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.
If you elected this death benefit, you may not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant was no older than age 75 at the time of election and met the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.
Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:

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Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

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Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary’s 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section above.

Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator.
In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 7 Plus with LIA”). Highest Daily Lifetime 7 Plus with LIA is no longer available for new elections. You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you must have elected the LIA benefit at the time you elected Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elected any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA is based on a single “designated life” who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.
Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.
Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value and the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.
If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.

Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.
Withdrawals In Excess of the LIA amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply.
Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.
Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.
Step Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are permitted.
Annuity Options. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.
If you elected Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 Plus)
Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.
Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus is no longer available for election. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits”.
Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section in this Prospectus.
We previously offered a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives (“Lifetime Withdrawals”) provided you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value.
If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;

(b)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and

(c)	All adjusted Purchase Payments made after one year following the effective date of the benefit.

If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option (“BIO”) (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit (“Tenth Anniversary”). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date.
On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).
Return of Principal Guarantee
If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)	your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

(b)	the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 – less than 59 1⁄2, 5% for ages 59 1⁄2 – 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.
Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 – less than 59 1⁄2, 5% for ages 59 1⁄2 – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 – less than 59 1⁄2, 5% for ages 59 1⁄2 – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1⁄2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of highest daily auto step-up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1⁄2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The Account Value at benefit election was $105,000

▪	The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

▪	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit.
On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Benefits Under Spousal Highest Daily Lifetime 7 Plus

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life.

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If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

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Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday, will be treated as annuity payments.

Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

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Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit, and to maintain the benefit 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime 7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.

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The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

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You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
We no longer permit new elections of Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See “Termination of Existing Benefits and Election of New Benefits” below for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in this Prospectus for information regarding this component of the benefit.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1⁄2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option.
We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.
If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value (“PWV”) annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.
For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20th and 25th Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.
If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount – such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31st of the year following the annuity owner’s date of death. For nonqualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner’s date of death. For nonqualified annuities, if the beneficiary is other than an individual, payment under the Beneficiary Income Option may be limited to a period not exceeding five years from the owner’s date of death. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary’s share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary’s death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.
Here is an example to illustrate how the death benefit may be paid:

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Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

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Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary’s 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary’s 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).
If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the “Election of and Designations under the Benefit” section.
HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 Plus)
Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section.
Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.
Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;

(b)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments made within one year following the effective date of the benefit; and

(c)	all purchase payments made after one year following the effective date of the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59 1⁄2; 5% for ages 591⁄2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1⁄2; 5% for ages 591⁄2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as

of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59 1⁄2; 5% for ages 591⁄2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1⁄2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1⁄2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009	Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

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The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

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This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

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The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit.
You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit
On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.
In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Death Benefit Component of Highest Daily Lifetime 6 Plus
If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:

▪	the basic death benefit under the Annuity; and

▪	the amount of any optional death benefit you may have elected and remains in effect; and

▪
(a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. This Death Benefit may not be available in all States.
Benefits Under Highest Daily Lifetime 6 Plus

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under “Death Benefit Component of Highest Daily Lifetime 6 Plus”) will also be reduced to zero and the Death Benefit will not be payable.

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Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent’s death.
Other Important Considerations

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Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

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Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

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You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

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If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

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The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

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The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value.

We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.
Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 × .2125%).
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.
Election of and Designations under the Benefit
For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit” above.
Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the “Bond Sub-account”), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-Accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.
An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula (“formula”) runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

▪
September 4, 2012 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
September 5, 2012 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.

▪
On September 5, 2012 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

▪
Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

(a)	The total value of all your Account Value in the Bond Sub-account, or

(b)	An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula. Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1⁄2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
Effective September 14, 2012, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator.
We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator (“Highest Daily Lifetime 6 Plus with LIA”). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the “LIA Amount”) if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in New York and certain other states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single “designated life” who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.
Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.
Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 × .30%)
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.
If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.
Eligibility Requirements for LIA Amount. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements (“LIA conditions”) must be met.

(1)
The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

(2)	The designated life is unable to perform two or more basic abilities of caring for oneself or “activities of daily living.” We define these basic abilities as:

i.	Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.

ii.	Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.

iii.	Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.

iv.	Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

v.	Transferring: Moving into or out of a bed, chair or wheelchair.

vi.
Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.
Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the “ineligibility effective date”). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All “Excess Income” conditions described above in “Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit” would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.
LIA Amount at the first Lifetime Withdrawal. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.
LIA Amount after the first Lifetime Withdrawal. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.
Withdrawals In Excess of the LIA Amount. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible (“Excess Withdrawal”), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.
Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.
Purchase Payments. If you are eligible for the LIA Amount as described under “Eligibility Requirements for LIA Amount” and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 – less than 59 1⁄2; 5% for ages 591⁄2-79; and 6% for ages 80 and older) to the purchase payment. The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment.
If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Step-Ups. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.
Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under “Eligibility Requirements for LIA Amount” above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under “Eligibility Requirements for LIA Amount”. To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 6 Plus with LIA terminates, and no additional payments are permitted. A Death Benefit under Highest Daily Lifetime 6 Plus with LIA is not payable if guarantee payments are being made at the time of the decedent’s death.
Annuity Options. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date (“Tenth Anniversary”), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent’s death.

If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.
Death Benefit Component of Highest Daily Lifetime 6 Plus with LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 Plus)
Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.
Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section.
We offer a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives (“Lifetime Withdrawals”) provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.
Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;

(b)	200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments made within one year following the effective date of the benefit; and

(c)	all purchase payments made after one year following the effective date of the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.
Example of dollar-for-dollar reductions.
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009	Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The Account Value at benefit election was $105,000

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit
On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.
In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.
Example – Required Minimum Distributions

The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus.
If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:

▪	the basic death benefit under the Annuity; and

▪	the amount of any optional death benefit you may have elected and remains in effect; and

▪
a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.
Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. This Death Benefit may not be available in all States.
Benefits Under Spousal Highest Daily Lifetime 6 Plus

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.

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Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

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In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent’s death.
Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

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Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

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You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com

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You can make withdrawals from your Annuity without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

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Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

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If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

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The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

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The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 × .2375%)
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity, or

(b)
if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) as of the Latest Annuity Date or upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.
How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1⁄2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.

DEATH BENEFIT
WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
BASIC DEATH BENEFIT
The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.
The basic Death Benefit is equal to the greater of:

▪	The sum of all Purchase Payments less the sum of all proportional withdrawals.

▪	The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account.
“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.
OPTIONAL DEATH BENEFITS
One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional death benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.
Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. You may elect one optional Death Benefit. If you elect Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime 7 Plus, or the BIO feature of the Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits, you are not permitted to elect an optional Death Benefit.
Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit.

Combination 5% Roll-up and Highest Anniversary Value (“HAV”) Death Benefit
If the Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.
Certain of the Portfolios offered as Sub-accounts under the Annuity may not be available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.
Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

1.	the basic Death Benefit described above; and

2.	the Highest Anniversary Value Death Benefit described below, and

3.	5% Roll-up described below.
The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.
If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

▪	all Purchase Payments increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner’s date of death;
MINUS

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the sum of all withdrawals, dollar for dollar up to 5% of the Roll-up value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

▪	the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments made after the Death Benefit Target Date;
MINUS

▪	the sum of all withdrawals which reduce the 5% Roll-up proportionally.
Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date. If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value as of the Owner’s date of death. If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments less the sum of all proportional withdrawals since the Death Benefit Target Date. The amount determined by this calculation is increased by any purchase payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.
The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five, or Spousal Highest Daily Lifetime Seven or the BIO feature of Highest Daily Lifetime Seven or the Highest Daily Lifetime 7 Plus suite of benefits.
See Appendix B for examples of how the “Combination 5% Roll-up and Highest Anniversary Value Death Benefit” is calculated.
Key Terms Used with the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

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The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the Annuity Anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

▪	The Highest Anniversary Value equals the highest of all previous “Anniversary Values” less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.

▪	The Anniversary Value is the Account Value in the Sub-accounts as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.

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Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to

$100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.
Highest Daily Value Death Benefit (“HDV”)
The Highest Daily Value Death Benefit is no longer available for new elections. If the Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If the Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If the Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.
If you elected this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.
The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).
If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and

2.	the HDV as of the Owner’s date of death.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and

2.	the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.
The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.
The Highest Daily Value Death Benefit was not available if you elected Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus (including BIO or LIA), Spousal Highest Daily Lifetime 7 Plus (including BIO), or the “Combination 5% Roll-up and Highest Anniversary Value” Death Benefit.
Key Terms Used with the Highest Daily Value Death Benefit:

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The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

▪	The Highest Daily Value equals the highest of all previous “Daily Values” less proportional withdrawals since such date and plus any Purchase Payments since such date.

▪	The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment.

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Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

Please see Appendix B for examples of how the Highest Daily Value Death Benefit is calculated.
Annuities with Joint Owners
For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).
Annuities Owned by Entities
For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).
Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
The Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected the Combination 5% Roll-up and HAV Death Benefit, and, in addition, are taking withdrawals under a lifetime guaranteed minimum withdrawal benefit, this optional Death Benefit will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue unless the Annuity is continued by a spouse Beneficiary (see “Spousal Assumption of Annuity” below). Where a Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.
What are the charges for the Optional Death Benefits?
For elections of the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.80% per year of the daily net assets of the Sub-accounts. For elections of the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.50% per year of the daily net assets of the Sub-accounts. We deduct a charge equal to 0.50% per year of the daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.
Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.
If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
In the event of your death before the Annuity Date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the “5 Year Deadline”); or

▪
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the five year Deadline. If we do not receive instructions on where to send the payment within five years of the date of death, the funds will be escheated.

Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.
If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

▪	as a lump sum payment; or

▪
Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.

Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.
Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

▪
If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five-year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted and we require that the Beneficiary take the Death Benefit as a lump sum within the 5Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1⁄2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner.

▪
If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five-year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted and we require that the Beneficiary take the Death Benefit as a lump sum within the five year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

▪
If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.
Beneficiary Continuation Option
Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities.
Under the Beneficiary Continuation Option:

▪	The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus, the death benefit must be at least $15,000.

▪	The Owner’s Annuity contract will be continued in the Owner’s name, for the benefit of the beneficiary.

▪
Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.

▪
Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

▪
The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.

▪	The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.

▪	The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

▪	No Fixed Rate Options will be offered.

▪	No additional Purchase Payments can be applied to the Annuity.

▪	The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.

▪
The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary’s withdrawal rights.

▪	Withdrawals are not subject to CDSC.

▪
Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

▪
If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

In addition to the materials referenced above, the beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.
Spousal Assumption of Annuity
You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative beneficiary designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial purchase payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.
A surviving spouse’s ability to continue ownership of the Annuity may be impacted (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.
See the section entitled “Managing Your Annuity – Spousal Designations” and “Contingent Annuitant” for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.
When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive “due proof of death” (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. “Due proof of death” may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of “due proof of death” we automatically transfer the Death Benefit to the AST Government Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit is impacted by the Insurance Charge and may be subject to market fluctuations.
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).
Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.
Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

VALUING YOUR INVESTMENT
HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the “Living Benefits – Highest Daily Lifetime Five” section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender.
WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under “Glossary of Terms” above.
HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price.” The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day.
There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. We will not process any financial transactions involving purchase or redemption order on days the NYSE is closed.
Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with any interest during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions in Good Order. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see “Living Benefits” earlier in this prospectus for further information on additional purchase payments.
Scheduled Transactions: Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under section 72(t) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in “When Do You Process And Value Transactions?”.
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.
We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.
Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.
Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity , payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date

You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer exchange or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you are able to choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a Nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
Tax Penalty for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled;

▪
generally, the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

▪
the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such withdrawals are treated as a return of cost basis first until purchase payments made before August 14, 1982 are withdrawn. Moreover, income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.
After you elect an annuity payment option, you are not eligible for a tax-free exchange under Section 1035.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
The death benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the death benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the death benefit payment option selected. Generally, for payment of the death benefit:

▪	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪
Within five years of death of Owner, the Beneficiary is taxed on the lump sum payment. The death benefit must be taken as one lump sum payment within five years of the death of the Owner. Partial withdrawals are not permitted.

▪
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be made to a non-U.S. address, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a death benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control . In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the death benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

▪	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪	Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
You may establish an advisory fee deduction program for a qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this Prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your

IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2018 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪	Your rights as Owner are non-forfeitable;

▪	You cannot sell, assign or pledge the Annuity;

▪	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

▪	The date on which required minimum distributions must begin cannot be later than April 1 st of the calendar year after the calendar year you turn age 70½; and

▪	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% early withdrawal penalty described below;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪
If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $55,000 in 2018, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2018, this limit is $275,000;

▪	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪
SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $18,500 in 2018 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2018. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪	Contributions to a Roth IRA cannot be deducted from your gross income;

▪
“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the

Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪
If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a “conversion”). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty).
The Code also permits the recharacterization of amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Under the Tax Cuts and Jobs Act of 2017, you may no longer recharacterize a conversion to a Roth IRA. However, recharacterizations of 2017 Roth IRA conversions may be allowed up until October 15, 2018. It is still permissible to recharacterize a contribution made to a Roth IRA as a traditional IRA contribution, or a contribution to a traditional IRA as a Roth IRA contribution. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $18,500 in 2018. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2018. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59½;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability; or

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification. After August 24, 2016, you may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.

Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

▪
If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31 st of the year including the five-year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31 st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31 st of the year following the year of death or December 31 st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the death benefit as a lump sum within the five-year deadline.

▪
If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31 st of the year including the five-year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31 st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the death benefit as a lump sum within the five-year deadline.

▪
If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31 st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled; or

▪
generally, the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

▪	If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

▪	For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be made to a non-U.S. address, we are required to withhold income tax. There may be additional state income tax withholding requirements.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays death benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receives the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any death benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Same Sex Marriages, Civil Unions and Domestic Partnerships
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

OTHER INFORMATION
PRUCO LIFE AND THE SEPARATE ACCOUNT
Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime v3.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life Insurance Company delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2017, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
BROADRIDGE INVESTOR COMMUNICATION	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079
Open Text, Inc	Fax Services	100 Tri-State International Parkway Licolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030

The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪	offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪	combine the Separate Account with other separate accounts;

▪	deregister the Separate Account under the Investment Company Act of 1940;

▪	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪	make any changes required by federal or state laws with respect to annuity contracts; and

▪	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Fees and Payments Received by Pruco Life
As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. During 2017, with regard to the total amounts that were paid under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from approximately $5.18 to approximately $210,320.00. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Confirmations, Statements, and Reports
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter.

We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, and Auto Rebalancing in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2017) received compensation with respect to our annuity business generally during 2017 (or as to which a payment amount was accrued during 2017). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2017 retrospective depiction. During 2017, non-cash compensation received by Firms and Entities ranged from $30.00 to $702,164.00. During 2017, cash compensation received by Firms ranged from $1.20 to $16,846,603.71.

All of the Firms and Entities listed below received non-cash compensation during 2017. In addition, Firms in bold also received cash compensation during 2017.

1st Global Capital Corp.	First Citizens Bank	Parkland Securities
Advisor Group	First Financial Services	People's Securities
Aegon Transamerica	First Heartland Capital, Inc.	PEPCO Holdings
AFS Brokerage, Inc.	First Protective Insurance Group	PIMCO
AFS Financial Group, LLC	First Tennessee Brokerage, Inc	PlanMember Securities Corp.
Afore Met Life	Foresters Equity Services Inc.	PNC Investments, LLC
AIG Advisor Group	Fortune Financial Services, Inc.	PNC Bank
Alliance Bernstein L.P.	Founders Financial Securities, LLC	Presidential Brokerage
Allianz	Franklin Square Capital Partners	Principal Financial Group
Allegheny Investments LTD.	Franklin Templeton	ProEquities
Allegis Insurance Agency, Inc.	FSC Securities Corp.	Prospera Financial Services, Inc.
Allen & Company of Florida, Inc.	Garden State Securities, Inc.	Prudential Annuities
Allstate Financial Srvcs, LLC	GCG Financial	Purshe Kaplan Sterling Investments
ALPS Distribtors, Inc.	Geneos Wealth Management, Inc.	Questar Capital Corporation
AMERICAN PORTFOLIO FIN SVCS INC	Goldman Sachs & Co.	Raymond James Financial Svcs
Ameritas Investment Corp.	GWN Securities, Inc.	RBC CAPITAL MARKETS CORPORATION
Anchor Bay Securities, LLC	H. Beck, Inc.	RCM&D Inc.
Annuity Partners	H.D. Vest Investment	Resource Horizon Group, LLC
AON	Hantz Financial Services,Inc.	Retirement Benefits Group, LLC
AQR Capital Management	Harbour Investment, Inc.	RNR Securities, L.L.C.
Arete Wealth Management	Hornor, Townsend & Kent, Inc.	Robert W. Baird & Co., Inc.
Arlington Securities, Inc.	HSBC	Royal Alliance Associates
Astoria Federal Savings	Independent Financial Grp, LLC	SAGEPOINT FINANCIAL, INC.
AXA Advisors, LLC	Individual Client	Sammons Securities Co., LLC
BBVA Compass Investment Solutions, Inc.	Infinex Financial Group	Santander
Ballew Investments	Insured Retirement Institute	Saxony Securities, Inc.
Bank of Oklahoma	Intervest International	Schroders Investment Management
Bank of the West	Invest Financial Corporation	Scott & Stringfellow
BB&T Investment Services, Inc.	Investacorp	SEAF
BCG Securities, Inc.	Investment Centers of America	Securian Financial Svcs, Inc.
Berthel Fisher & Company	Investment Professionals	Securities America, Inc.
BlackRock Financial Management Inc.	J.J.B. Hilliard Lyons, Inc.	Securities Service Network
BOSC, Inc.	J.P. Morgan	Sigma Financial Corporation
Broker Dealer Financial Services	J.W. Cole Financial, Inc.	Signator Investors, Inc.
Brokers International	Janney Montgomery Scott, LLC.	SII Investments, Inc.
Cadaret, Grant & Co., Inc.	Jennison Associates, LLC	Sorrento Pacific Financial LLC
Calton & Associates, Inc	Jennison Dryden Mutual Funds	Specialized Schedulers
Cambridge Advisory Group	John Hancock	Sterling Monroe Securities, LLC
Cambridge Investment Research, Inc.	Kestra Financial, Inc.	SA Stone Wealth Management
CAPE SECURITIES, INC.	KEY INVESTMENT SERVICES LLC	Stifel Nicolaus & Co.
Capital Analysts	KMS Financial Services, Inc.	Strategic Advisors, Inc.
Capital Financial Services	Kovack Securities, Inc.	STRATEGIC FIN ALLIANCE INC
Capital Investment Group, Inc.	LANC	Summit Brokerage Services, Inc
Capital One Investment Services, LLC	LaSalle St. Securities, LLC	Sunbelt Business Advisors
Capitol Securities Management, Inc.	LAX-Prudential	Sunbelt Securities, Inc.
Castle Rock Investment Company	Leigh Baldwin & Company, LLC	Sunset Financial Services, Inc
Centaurus Financial, Inc.	Legg Mason	SunTrust Investment Services, Inc.
Cetera Advisor Network LLC	Lewis Financial Group, L.C.	SWBC Investment Services
Cetera Financial Group LLC	Lincoln Financial Advisors	T. Rowe Price Group, Inc.
Cetera Investment Services	Lincoln Financial Securities Corporation	TFS Securities, Inc.
CFD Investments, Inc.	Lincoln Investment Planning	The Investment Center
CHAR	Lion Street	The O.N. Equity Sales Co.

Citigroup Global Markets Inc.	LPL Financial Corporation	The Prudential Insurance Company of America
Citizens Bank and Trust Company	M and T Bank Corporation	The Strategic Financial Alliance Inc.
Citizens Securities, Inc.	M Holdings Securities, Inc	Touchstone Investments
Client One Securities LLC	Mass Mutual Financial Group	TransAmerica Financial Advisors, Inc.
CMDA	Merrill Lynch, P,F,S	Triad Advisors, Inc.
COMERICA SECURITIES, INC.	MFS	Trustmont Financial Group, Inc.
Commonwealth Financial Network	MML Investors Services, Inc.	UBS Financial Services, Inc.
Comprehensive Asset Management	Money Concepts Capital Corp.	Umpqua Investments
Coordinated Capital Securities Inc	Morgan Stanley Smith Barney	United Planners Fin. Serv.
COPA	Mountain Development	US Bank
Country Financial	Mutual of Omaha Bank	USA Financial Securities Corp.
Craig Schubert	National Planning Corporation	VALIC Financial Advisors, Inc
Creative Capital	National Securities Corp.	VOYA Financial Advisors
Crescent Securities Group	Neuberger Berman	WADDELL & REED INC.
Crown Capital Securities, L.P.	Newbridge Securities Corp.	WAYNE HUMMER INVESTMENTS LLC
CUNA Brokerage Svcs, Inc.	Next Financial Group, Inc.	Wellington Asset Mgt.
CUSO Financial Services, L.P.	NFP (National Financial Partners Corporation)	Wells Fargo Advisors LLC
David Lerner and Associates	NOCA	WELLS FARGO ADVISORS LLC - WEALTH
Eaton Vance	North Ridge Securities Corp.	Wells Fargo Investments LLC
Edward Jones & Co.	Omnivest, Inc.	WFG Investments, Inc.
Equity Services, Inc.	OneAmerica Securities, Inc.	Wintrust Financial Corporation
Fidelity Investments	OPPENHEIMER & CO, INC.	Woodbury Financial Services
Fifth Third Securities, Inc.	Pacific Life Insurance Company	World Equity Group, Inc.
Financial Planning Consultants	Packerland Brokerage Svcs,Inc
Financial Security Management, Inc.	Park Avenue Securities, LLC
The Firms listed below received cash compensation during 2017 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
BB&T Investment Services, Inc.
Capital One Investment Services, LLC
Investment Centers of America
M Holdings Securities, Inc
Mutual Service Corporation
WATERSTONE FINANCIAL GROUP INC
Wells Fargo Investments LLC
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters

Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

▪	Company

▪	Experts

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Cyber Security Risks

▪	Determination of Accumulation Unit Values

▪	Financial Statements
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudentialannuities.com
Correspondence Sent by Regular Mail
Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.

Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

APPENDIX A – ACCUMULATION UNIT VALUES

As we have indicated throughout this prospectus, the Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit Value corresponding to each combination of such contract features. Here we depict the historical Unit Values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. This Appendix includes outstanding units for each such sub-account, which may include other variable annuities offered, as of the dates shown. This Appendix includes outstanding units for each such sub-account, which may include other variable annuities offered, as of the dates shown. The remaining Unit Values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Highest Daily Lifetime 7 Plus), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation Unit Value tables, we set forth accumulation Unit Values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such Unit Values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.

A-1

PREMIER Bb SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.95%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.31586	$6.96618	195,001
01/01/2009 to 12/31/2009	$6.96618	$8.58144	1,695,551
01/01/2010 to 12/31/2010	$8.58144	$9.51773	2,586,120
01/01/2011 to 12/31/2011	$9.51773	$9.17759	2,017,812
01/01/2012 to 12/31/2012	$9.17759	$10.23362	2,237,292
01/01/2013 to 12/31/2013	$10.23362	$11.14842	2,142,718
01/01/2014 to 12/31/2014	$11.14842	$11.46528	1,958,790
01/01/2015 to 12/31/2015	$11.46528	$10.99180	1,713,179
01/01/2016 to 12/31/2016	$10.99180	$11.57838	1,562,802
01/01/2017 to 12/31/2017	$11.57838	$12.91300	1,465,140
AST Advanced Strategies Portfolio
01/01/2008 to 12/31/2008	$10.41479	$7.24201	11,654
01/01/2009 to 12/31/2009	$7.24201	$9.05337	464,608
01/01/2010 to 12/31/2010	$9.05337	$10.19733	656,060
01/01/2011 to 12/31/2011	$10.19733	$10.11274	529,872
01/01/2012 to 12/31/2012	$10.11274	$11.38490	592,628
01/01/2013 to 12/31/2013	$11.38490	$13.14499	644,682
01/01/2014 to 12/31/2014	$13.14499	$13.81673	611,073
01/01/2015 to 12/31/2015	$13.81673	$13.79660	570,052
01/01/2016 to 12/31/2016	$13.79660	$14.63817	498,017
01/01/2017 to 12/31/2017	$14.63817	$16.95508	449,920
AST American Century Income & Growth Portfolio
01/01/2008 to 12/31/2008	$9.65067	$6.23830	0
01/01/2009 to 12/31/2009	$6.23830	$7.27792	12,322
01/01/2010 to 12/31/2010	$7.27792	$8.20758	16,382
01/01/2011 to 12/31/2011	$8.20758	$8.42084	15,287
01/01/2012 to 05/04/2012	$8.42084	$9.17234	0
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99922	$10.15756	0
01/01/2014 to 12/31/2014	$10.15756	$9.74744	0
01/01/2015 to 12/31/2015	$9.74744	$8.15655	0
01/01/2016 to 12/31/2016	$8.15655	$9.15999	0
01/01/2017 to 12/31/2017	$9.15999	$12.24529	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99922	$11.69434	0
01/01/2014 to 12/31/2014	$11.69434	$13.10992	0
01/01/2015 to 12/31/2015	$13.10992	$13.21089	0
01/01/2016 to 12/31/2016	$13.21089	$14.48739	0
01/01/2017 to 12/31/2017	$14.48739	$17.52794	0
AST Balanced Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.34212	$7.30442	198,000
01/01/2009 to 12/31/2009	$7.30442	$8.92139	1,822,226
01/01/2010 to 12/31/2010	$8.92139	$9.92564	2,439,458
01/01/2011 to 12/31/2011	$9.92564	$9.71275	2,004,258
01/01/2012 to 12/31/2012	$9.71275	$10.82162	2,060,982
01/01/2013 to 12/31/2013	$10.82162	$12.61158	1,928,099
01/01/2014 to 12/31/2014	$12.61158	$13.30772	1,843,143
01/01/2015 to 12/31/2015	$13.30772	$13.24525	1,745,980
01/01/2016 to 12/31/2016	$13.24525	$13.94715	1,642,306
01/01/2017 to 12/31/2017	$13.94715	$15.87564	1,445,393

A-2

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99922	$9.21130	21,551
01/01/2012 to 12/31/2012	$9.21130	$10.20995	35,124
01/01/2013 to 12/31/2013	$10.20995	$11.21152	43,221
01/01/2014 to 12/31/2014	$11.21152	$11.64967	48,696
01/01/2015 to 12/31/2015	$11.64967	$11.19383	45,744
01/01/2016 to 12/31/2016	$11.19383	$11.86043	42,058
01/01/2017 to 12/31/2017	$11.86043	$13.23073	46,421
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99922	$10.55172	1,063
01/01/2014 to 12/31/2014	$10.55172	$10.82653	1,073
01/01/2015 to 12/31/2015	$10.82653	$10.75383	1,054
01/01/2016 to 12/31/2016	$10.75383	$11.32904	2,398
01/01/2017 to 04/28/2017	$11.32904	$11.75989	0
AST BlackRock Low Duration Bond Portfolio
01/01/2008 to 12/31/2008	$10.32312	$10.34015	0
01/01/2009 to 12/31/2009	$10.34015	$11.29070	32,086
01/01/2010 to 12/31/2010	$11.29070	$11.62048	59,784
01/01/2011 to 12/31/2011	$11.62048	$11.76998	65,001
01/01/2012 to 12/31/2012	$11.76998	$12.20662	71,399
01/01/2013 to 12/31/2013	$12.20662	$11.82875	66,816
01/01/2014 to 12/31/2014	$11.82875	$11.70591	69,190
01/01/2015 to 12/31/2015	$11.70591	$11.65195	59,904
01/01/2016 to 12/31/2016	$11.65195	$11.73178	59,572
01/01/2017 to 12/31/2017	$11.73178	$11.81951	49,656
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2008 to 12/31/2008	$10.51157	$10.17735	14,478
01/01/2009 to 12/31/2009	$10.17735	$11.74768	485,152
01/01/2010 to 12/31/2010	$11.74768	$12.53525	1,460,145
01/01/2011 to 12/31/2011	$12.53525	$12.81194	649,826
01/01/2012 to 12/31/2012	$12.81194	$13.87438	748,086
01/01/2013 to 12/31/2013	$13.87438	$13.49132	833,649
01/01/2014 to 12/31/2014	$13.49132	$13.92983	777,018
01/01/2015 to 12/31/2015	$13.92983	$13.50793	632,344
01/01/2016 to 12/31/2016	$13.50793	$13.94675	592,716
01/01/2017 to 12/31/2017	$13.94675	$14.41844	584,075
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14599	$10.31013	0
01/01/2010 to 12/31/2010	$10.31013	$11.61473	9,931
01/01/2011 to 12/31/2011	$11.61473	$10.83000	6,162
01/01/2012 to 12/31/2012	$10.83000	$12.14782	9,265
01/01/2013 to 12/31/2013	$12.14782	$15.81555	8,843
01/01/2014 to 12/31/2014	$15.81555	$17.27505	9,859
01/01/2015 to 12/31/2015	$17.27505	$16.29712	9,036
01/01/2016 to 12/31/2016	$16.29712	$18.36311	7,762
01/01/2017 to 04/28/2017	$18.36311	$19.06836	0

A-3

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.30505	$6.64146	45,673
01/01/2009 to 12/31/2009	$6.64146	$8.24537	1,079,337
01/01/2010 to 12/31/2010	$8.24537	$9.26015	1,656,686
01/01/2011 to 12/31/2011	$9.26015	$8.95045	1,199,519
01/01/2012 to 12/31/2012	$8.95045	$10.08281	1,473,372
01/01/2013 to 12/31/2013	$10.08281	$12.25326	1,550,697
01/01/2014 to 12/31/2014	$12.25326	$12.98705	1,522,669
01/01/2015 to 12/31/2015	$12.98705	$12.93344	1,539,986
01/01/2016 to 12/31/2016	$12.93344	$13.68776	1,467,676
01/01/2017 to 12/31/2017	$13.68776	$15.98494	1,352,569
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99922	$11.73474	0
01/01/2014 to 12/31/2014	$11.73474	$13.20633	2,552
01/01/2015 to 12/31/2015	$13.20633	$12.61475	2,604
01/01/2016 to 12/31/2016	$12.61475	$14.35739	21,268
01/01/2017 to 12/31/2017	$14.35739	$16.84003	24,675
AST Cohen & Steers Realty Portfolio
01/01/2008 to 12/31/2008	$8.83630	$5.68513	0
01/01/2009 to 12/31/2009	$5.68513	$7.42970	34,102
01/01/2010 to 12/31/2010	$7.42970	$9.47132	67,888
01/01/2011 to 12/31/2011	$9.47132	$10.00060	36,250
01/01/2012 to 12/31/2012	$10.00060	$11.42697	55,125
01/01/2013 to 12/31/2013	$11.42697	$11.67412	65,100
01/01/2014 to 12/31/2014	$11.67412	$15.13919	60,935
01/01/2015 to 12/31/2015	$15.13919	$15.72319	48,479
01/01/2016 to 12/31/2016	$15.72319	$16.32538	49,460
01/01/2017 to 12/31/2017	$16.32538	$17.18215	41,836
AST DeAm Small-Cap Value Portfolio
01/01/2008 to 07/18/2008	$8.92754	$8.21190	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99922	$9.73698	0
01/01/2014 to 12/31/2014	$9.73698	$10.13751	0
01/01/2015 to 12/31/2015	$10.13751	$10.03240	0
01/01/2016 to 12/31/2016	$10.03240	$10.39222	18,557
01/01/2017 to 04/28/2017	$10.39222	$10.63281	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10380	$7.54313	4,982
01/01/2009 to 12/31/2009	$7.54313	$9.05850	293,684
01/01/2010 to 12/31/2010	$9.05850	$10.16876	416,915
01/01/2011 to 12/31/2011	$10.16876	$9.82411	304,355
01/01/2012 to 12/31/2012	$9.82411	$11.05854	401,414
01/01/2013 to 12/31/2013	$11.05854	$13.06038	419,873
01/01/2014 to 12/31/2014	$13.06038	$13.67741	421,783
01/01/2015 to 10/16/2015	$13.67741	$13.72143	0
AST FI Pyramis® Quantitative Portfolio
01/01/2008 to 12/31/2008	$10.20285	$6.62128	64,733
01/01/2009 to 12/31/2009	$6.62128	$8.12332	1,102,546
01/01/2010 to 12/31/2010	$8.12332	$9.20264	1,708,273
01/01/2011 to 12/31/2011	$9.20264	$8.97898	1,418,491
01/01/2012 to 12/31/2012	$8.97898	$9.84038	1,585,864
01/01/2013 to 12/31/2013	$9.84038	$11.18666	1,605,937
01/01/2014 to 12/31/2014	$11.18666	$11.43069	1,513,639
01/01/2015 to 12/31/2015	$11.43069	$11.43529	1,366,247
01/01/2016 to 12/31/2016	$11.43529	$11.80966	1,251,378
01/01/2017 to 12/31/2017	$11.80966	$13.62580	1,105,865

A-4

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99923	$7.49765	0
01/01/2009 to 11/13/2009	$7.49765	$8.43826	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99923	$10.80055	1,231,668
01/01/2013 to 12/31/2013	$10.80055	$13.31717	1,180,146
01/01/2014 to 12/31/2014	$13.31717	$13.61113	1,073,189
01/01/2015 to 10/16/2015	$13.61113	$13.11637	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99922	$10.86973	26,477
01/01/2014 to 12/31/2014	$10.86973	$11.04299	30,375
01/01/2015 to 10/16/2015	$11.04299	$10.60091	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17590	$6.13365	0
01/01/2009 to 12/31/2009	$6.13365	$8.20856	28,458
01/01/2010 to 12/31/2010	$8.20856	$9.77374	76,228
01/01/2011 to 12/31/2011	$9.77374	$9.19397	51,545
01/01/2012 to 12/31/2012	$9.19397	$11.54857	69,298
01/01/2013 to 12/31/2013	$11.54857	$11.93726	80,571
01/01/2014 to 12/31/2014	$11.93726	$13.47144	71,276
01/01/2015 to 12/31/2015	$13.47144	$13.33276	47,726
01/01/2016 to 12/31/2016	$13.33276	$13.32571	47,512
01/01/2017 to 12/31/2017	$13.32571	$14.63749	42,774
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2008 to 12/31/2008	$10.22534	$6.05017	686
01/01/2009 to 12/31/2009	$6.05017	$8.95378	47,491
01/01/2010 to 12/31/2010	$8.95378	$9.78196	61,405
01/01/2011 to 12/31/2011	$9.78196	$9.30653	37,335
01/01/2012 to 12/31/2012	$9.30653	$11.04095	50,036
01/01/2013 to 12/31/2013	$11.04095	$14.18965	56,031
01/01/2014 to 02/07/2014	$14.18965	$13.96984	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.03493	$5.89577	0
01/01/2009 to 12/31/2009	$5.89577	$6.96102	27,761
01/01/2010 to 12/31/2010	$6.96102	$7.78412	64,426
01/01/2011 to 12/31/2011	$7.78412	$7.28539	41,449
01/01/2012 to 12/31/2012	$7.28539	$8.63614	56,106
01/01/2013 to 12/31/2013	$8.63614	$11.42443	67,075
01/01/2014 to 12/31/2014	$11.42443	$12.80310	61,291
01/01/2015 to 12/31/2015	$12.80310	$12.09652	110,237
01/01/2016 to 12/31/2016	$12.09652	$13.36584	110,288
01/01/2017 to 12/31/2017	$13.36584	$14.53088	110,610
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.23027	$6.00005	0
01/01/2009 to 12/31/2009	$6.00005	$9.33692	70,456
01/01/2010 to 12/31/2010	$9.33692	$11.08267	89,357
01/01/2011 to 12/31/2011	$11.08267	$10.65163	70,408
01/01/2012 to 12/31/2012	$10.65163	$12.62093	86,843
01/01/2013 to 12/31/2013	$12.62093	$16.52680	86,665
01/01/2014 to 12/31/2014	$16.52680	$18.25852	80,287
01/01/2015 to 12/31/2015	$18.25852	$17.05846	88,653
01/01/2016 to 12/31/2016	$17.05846	$17.17618	88,150
01/01/2017 to 12/31/2017	$17.17618	$21.62437	80,783

A-5

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08947	$7.65257	9,371
01/01/2009 to 12/31/2009	$7.65257	$9.35317	590,728
01/01/2010 to 12/31/2010	$9.35317	$10.33964	777,492
01/01/2011 to 12/31/2011	$10.33964	$10.19050	638,763
01/01/2012 to 12/31/2012	$10.19050	$11.11708	673,923
01/01/2013 to 12/31/2013	$11.11708	$12.09394	625,471
01/01/2014 to 12/31/2014	$12.09394	$12.46429	600,978
01/01/2015 to 12/31/2015	$12.46429	$12.23468	576,320
01/01/2016 to 12/31/2016	$12.23468	$12.75672	479,230
01/01/2017 to 12/31/2017	$12.75672	$14.18917	426,285
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03411	$7.66463	0
01/01/2009 to 12/31/2009	$7.66463	$9.63100	27,353
01/01/2010 to 12/31/2010	$9.63100	$12.09399	46,565
01/01/2011 to 12/31/2011	$12.09399	$12.13624	36,730
01/01/2012 to 12/31/2012	$12.13624	$13.90820	44,699
01/01/2013 to 12/31/2013	$13.90820	$19.12462	47,171
01/01/2014 to 12/31/2014	$19.12462	$20.30829	49,306
01/01/2015 to 12/31/2015	$20.30829	$19.01201	45,631
01/01/2016 to 12/31/2016	$19.01201	$23.41213	49,580
01/01/2017 to 12/31/2017	$23.41213	$26.01909	47,531
AST Government Money Market Portfolio
01/01/2008 to 12/31/2008	$10.12248	$10.27876	45,213
01/01/2009 to 12/31/2009	$10.27876	$10.20701	141,587
01/01/2010 to 12/31/2010	$10.20701	$10.11305	88,047
01/01/2011 to 12/31/2011	$10.11305	$10.02015	111,019
01/01/2012 to 12/31/2012	$10.02015	$9.92653	121,001
01/01/2013 to 12/31/2013	$9.92653	$9.83252	99,694
01/01/2014 to 12/31/2014	$9.83252	$9.74069	121,416
01/01/2015 to 12/31/2015	$9.74069	$9.64928	102,358
01/01/2016 to 12/31/2016	$9.64928	$9.55836	81,151
01/01/2017 to 12/31/2017	$9.55836	$9.50086	89,303
AST High Yield Portfolio
01/01/2008 to 12/31/2008	$10.21584	$7.53483	277
01/01/2009 to 12/31/2009	$7.53483	$10.11761	40,115
01/01/2010 to 12/31/2010	$10.11761	$11.37540	50,364
01/01/2011 to 12/31/2011	$11.37540	$11.62601	43,841
01/01/2012 to 12/31/2012	$11.62601	$13.11450	58,881
01/01/2013 to 12/31/2013	$13.11450	$13.92384	56,619
01/01/2014 to 12/31/2014	$13.92384	$14.14560	54,183
01/01/2015 to 12/31/2015	$14.14560	$13.51307	55,383
01/01/2016 to 12/31/2016	$13.51307	$15.44701	45,291
01/01/2017 to 12/31/2017	$15.44701	$16.44537	41,772
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2008 to 12/31/2008	$9.53826	$5.52836	715
01/01/2009 to 12/31/2009	$5.52836	$6.54070	2,284
01/01/2010 to 12/31/2010	$6.54070	$7.33176	3,565
01/01/2011 to 12/31/2011	$7.33176	$6.95898	11,491
01/01/2012 to 12/31/2012	$6.95898	$8.05750	15,174
01/01/2013 to 12/31/2013	$8.05750	$11.16325	19,692
01/01/2014 to 12/31/2014	$11.16325	$12.57839	17,684
01/01/2015 to 12/31/2015	$12.57839	$11.48378	25,777
01/01/2016 to 12/31/2016	$11.48378	$13.63804	24,333
01/01/2017 to 12/31/2017	$13.63804	$16.10286	33,507

A-6

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2008 to 12/31/2008	$10.90566	$5.37648	0
01/01/2009 to 12/31/2009	$5.37648	$7.20534	14,079
01/01/2010 to 12/31/2010	$7.20534	$8.17224	37,914
01/01/2011 to 12/31/2011	$8.17224	$7.04917	25,897
01/01/2012 to 12/31/2012	$7.04917	$8.40498	28,557
01/01/2013 to 12/31/2013	$8.40498	$9.91250	38,614
01/01/2014 to 12/31/2014	$9.91250	$9.27675	40,737
01/01/2015 to 12/31/2015	$9.27675	$9.47869	41,023
01/01/2016 to 12/31/2016	$9.47869	$9.03493	37,603
01/01/2017 to 12/31/2017	$9.03493	$12.12070	30,465
AST International Value Portfolio
01/01/2008 to 12/31/2008	$10.29995	$5.71342	0
01/01/2009 to 12/31/2009	$5.71342	$7.38580	10,732
01/01/2010 to 12/31/2010	$7.38580	$8.12705	22,832
01/01/2011 to 12/31/2011	$8.12705	$7.04041	16,108
01/01/2012 to 12/31/2012	$7.04041	$8.13719	16,404
01/01/2013 to 12/31/2013	$8.13719	$9.62974	26,586
01/01/2014 to 12/31/2014	$9.62974	$8.89959	28,895
01/01/2015 to 12/31/2015	$8.89959	$8.88788	15,843
01/01/2016 to 12/31/2016	$8.88788	$8.85551	16,605
01/01/2017 to 12/31/2017	$8.85551	$10.77347	20,126
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11199	$7.17421	1,538
01/01/2009 to 12/31/2009	$7.17421	$9.00186	325,179
01/01/2010 to 12/31/2010	$9.00186	$10.14915	540,567
01/01/2011 to 12/31/2011	$10.14915	$9.99655	409,460
01/01/2012 to 12/31/2012	$9.99655	$11.24753	480,926
01/01/2013 to 12/31/2013	$11.24753	$12.95576	478,772
01/01/2014 to 12/31/2014	$12.95576	$13.65059	499,902
01/01/2015 to 12/31/2015	$13.65059	$13.38057	463,703
01/01/2016 to 12/31/2016	$13.38057	$13.94636	419,345
01/01/2017 to 12/31/2017	$13.94636	$16.15797	348,642
AST J.P. Morgan International Equity Portfolio
01/01/2008 to 12/31/2008	$10.31305	$5.98845	1,004
01/01/2009 to 12/31/2009	$5.98845	$8.06067	147,429
01/01/2010 to 12/31/2010	$8.06067	$8.55743	262,007
01/01/2011 to 12/31/2011	$8.55743	$7.70131	171,759
01/01/2012 to 12/31/2012	$7.70131	$9.30017	224,954
01/01/2013 to 12/31/2013	$9.30017	$10.62785	227,129
01/01/2014 to 12/31/2014	$10.62785	$9.85774	235,294
01/01/2015 to 12/31/2015	$9.85774	$9.49209	180,964
01/01/2016 to 12/31/2016	$9.49209	$9.58463	170,118
01/01/2017 to 12/31/2017	$9.58463	$12.30802	146,740
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2008 to 12/31/2008	$9.67817	$7.89813	65,157
01/01/2009 to 12/31/2009	$7.89813	$9.54661	345,006
01/01/2010 to 12/31/2010	$9.54661	$10.14890	355,114
01/01/2011 to 12/31/2011	$10.14890	$10.07694	312,284
01/01/2012 to 12/31/2012	$10.07694	$11.05220	333,907
01/01/2013 to 12/31/2013	$11.05220	$12.15610	313,685
01/01/2014 to 12/31/2014	$12.15610	$12.69782	313,814
01/01/2015 to 12/31/2015	$12.69782	$12.55539	292,290
01/01/2016 to 12/31/2016	$12.55539	$12.91477	272,968
01/01/2017 to 12/31/2017	$12.91477	$14.34692	243,116

A-7

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08461	$10.30032	4,637
01/01/2010 to 12/31/2010	$10.30032	$11.35800	9,584
01/01/2011 to 12/31/2011	$11.35800	$11.32571	9,186
01/01/2012 to 12/31/2012	$11.32571	$12.92284	12,781
01/01/2013 to 12/31/2013	$12.92284	$17.47295	7,815
01/01/2014 to 12/31/2014	$17.47295	$18.95352	9,241
01/01/2015 to 12/31/2015	$18.95352	$20.77175	10,140
01/01/2016 to 12/31/2016	$20.77175	$20.27527	25,408
01/01/2017 to 12/31/2017	$20.27527	$27.28108	27,426
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.64795	$5.94262	0
01/01/2009 to 12/31/2009	$5.94262	$7.63844	77,541
01/01/2010 to 12/31/2010	$7.63844	$9.06112	138,248
01/01/2011 to 12/31/2011	$9.06112	$8.89389	83,404
01/01/2012 to 12/31/2012	$8.89389	$9.89077	105,873
01/01/2013 to 12/31/2013	$9.89077	$13.38483	97,722
01/01/2014 to 12/31/2014	$13.38483	$14.66292	134,703
01/01/2015 to 12/31/2015	$14.66292	$15.98780	100,550
01/01/2016 to 12/31/2016	$15.98780	$16.72063	91,903
01/01/2017 to 12/31/2017	$16.72063	$22.02785	84,575
AST Lord Abbett Core Fixed Income Portfolio
01/01/2008 to 12/31/2008	$10.20793	$7.76055	0
01/01/2009 to 12/31/2009	$7.76055	$10.34765	32,817
01/01/2010 to 12/31/2010	$10.34765	$11.62531	28,690
01/01/2011 to 12/31/2011	$11.62531	$12.68720	37,674
01/01/2012 to 12/31/2012	$12.68720	$13.31311	42,806
01/01/2013 to 12/31/2013	$13.31311	$12.92410	38,340
01/01/2014 to 12/31/2014	$12.92410	$13.62035	56,234
01/01/2015 to 12/31/2015	$13.62035	$13.41339	76,059
01/01/2016 to 12/31/2016	$13.41339	$13.63313	90,041
01/01/2017 to 12/31/2017	$13.63313	$13.95802	89,936
AST MFS Global Equity Portfolio
01/01/2008 to 12/31/2008	$10.30571	$6.73879	0
01/01/2009 to 12/31/2009	$6.73879	$8.77866	20,622
01/01/2010 to 12/31/2010	$8.77866	$9.74368	33,637
01/01/2011 to 12/31/2011	$9.74368	$9.34971	26,015
01/01/2012 to 12/31/2012	$9.34971	$11.39913	35,893
01/01/2013 to 12/31/2013	$11.39913	$14.41231	42,878
01/01/2014 to 12/31/2014	$14.41231	$14.79499	54,225
01/01/2015 to 12/31/2015	$14.79499	$14.44102	41,664
01/01/2016 to 12/31/2016	$14.44102	$15.32265	54,213
01/01/2017 to 12/31/2017	$15.32265	$18.79732	52,663
AST MFS Growth Portfolio
01/01/2008 to 12/31/2008	$10.64938	$6.71953	0
01/01/2009 to 12/31/2009	$6.71953	$8.27409	61,804
01/01/2010 to 12/31/2010	$8.27409	$9.24407	77,205
01/01/2011 to 12/31/2011	$9.24407	$9.10275	60,192
01/01/2012 to 12/31/2012	$9.10275	$10.55752	82,140
01/01/2013 to 12/31/2013	$10.55752	$14.29701	79,599
01/01/2014 to 12/31/2014	$14.29701	$15.39604	75,149
01/01/2015 to 12/31/2015	$15.39604	$16.35365	52,107
01/01/2016 to 12/31/2016	$16.35365	$16.50962	53,166
01/01/2017 to 12/31/2017	$16.50962	$21.37670	37,265

A-8

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99923	$10.22404	0
01/01/2013 to 12/31/2013	$10.22404	$13.62231	0
01/01/2014 to 12/31/2014	$13.62231	$14.87291	3,310
01/01/2015 to 12/31/2015	$14.87291	$14.62636	1,856
01/01/2016 to 12/31/2016	$14.62636	$16.43705	11,469
01/01/2017 to 12/31/2017	$16.43705	$19.10606	12,370
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02913	$10.08325	0
01/01/2012 to 12/31/2012	$10.08325	$10.47502	329
01/01/2013 to 12/31/2013	$10.47502	$10.08251	5,175
01/01/2014 to 12/31/2014	$10.08251	$10.50207	8,771
01/01/2015 to 10/16/2015	$10.50207	$10.53361	0
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.39318	$5.84957	0
01/01/2009 to 12/31/2009	$5.84957	$7.52062	26,354
01/01/2010 to 12/31/2010	$7.52062	$9.58626	64,735
01/01/2011 to 12/31/2011	$9.58626	$9.65625	44,758
01/01/2012 to 12/31/2012	$9.65625	$10.74982	57,426
01/01/2013 to 12/31/2013	$10.74982	$14.12133	39,298
01/01/2014 to 12/31/2014	$14.12133	$15.09901	36,473
01/01/2015 to 10/16/2015	$15.09901	$15.57147	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.91540	$6.21307	320
01/01/2009 to 12/31/2009	$6.21307	$7.54341	19,291
01/01/2010 to 12/31/2010	$7.54341	$8.98688	57,577
01/01/2011 to 04/29/2011	$8.98688	$10.10386	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.12771	$5.79288	710
01/01/2009 to 12/31/2009	$5.79288	$8.07076	21,365
01/01/2010 to 12/31/2010	$8.07076	$9.86839	49,460
01/01/2011 to 12/31/2011	$9.86839	$9.53267	37,382
01/01/2012 to 12/31/2012	$9.53267	$11.06029	46,375
01/01/2013 to 12/31/2013	$11.06029	$15.55863	41,599
01/01/2014 to 12/31/2014	$15.55863	$17.60856	37,270
01/01/2015 to 12/31/2015	$17.60856	$16.45969	43,354
01/01/2016 to 12/31/2016	$16.45969	$19.27737	53,614
01/01/2017 to 12/31/2017	$19.27737	$21.72951	59,333
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99923	$10.37407	22,135
01/01/2013 to 12/31/2013	$10.37407	$12.22015	31,301
01/01/2014 to 12/31/2014	$12.22015	$12.72724	34,214
01/01/2015 to 12/31/2015	$12.72724	$12.45095	31,891
01/01/2016 to 12/31/2016	$12.45095	$12.86695	28,660
01/01/2017 to 12/31/2017	$12.86695	$14.84824	27,189
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10196	$5.59224	0
01/01/2009 to 12/31/2009	$5.59224	$9.22419	58,905
01/01/2010 to 12/31/2010	$9.22419	$11.17229	111,873
01/01/2011 to 12/31/2011	$11.17229	$8.82379	74,887
01/01/2012 to 12/31/2012	$8.82379	$10.30789	107,742
01/01/2013 to 12/31/2013	$10.30789	$10.23366	121,249
01/01/2014 to 12/31/2014	$10.23366	$9.66264	216,420
01/01/2015 to 12/31/2015	$9.66264	$7.97070	185,310
01/01/2016 to 12/31/2016	$7.97070	$8.87186	169,948
01/01/2017 to 12/31/2017	$8.87186	$11.10675	178,573

A-9

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.38771	$8.28489	90,185
01/01/2009 to 12/31/2009	$8.28489	$9.85136	679,917
01/01/2010 to 12/31/2010	$9.85136	$10.79028	776,294
01/01/2011 to 12/31/2011	$10.79028	$10.79528	781,347
01/01/2012 to 12/31/2012	$10.79528	$11.80305	815,845
01/01/2013 to 12/31/2013	$11.80305	$12.76900	746,021
01/01/2014 to 12/31/2014	$12.76900	$13.37934	698,086
01/01/2015 to 12/31/2015	$13.37934	$13.27254	672,580
01/01/2016 to 12/31/2016	$13.27254	$13.87423	676,874
01/01/2017 to 12/31/2017	$13.87423	$15.13628	615,869
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01914	$10.08316	3,780
01/01/2012 to 12/31/2012	$10.08316	$10.69844	5,005
01/01/2013 to 12/31/2013	$10.69844	$10.35256	5,036
01/01/2014 to 12/31/2014	$10.35256	$10.87672	11,717
01/01/2015 to 12/31/2015	$10.87672	$10.74551	19,532
01/01/2016 to 12/31/2016	$10.74551	$11.09254	19,362
01/01/2017 to 12/31/2017	$11.09254	$11.61145	22,029
AST Prudential Growth Allocation Portfolio
01/01/2008 to 12/31/2008	$10.27465	$6.03458	114,347
01/01/2009 to 12/31/2009	$6.03458	$7.53045	2,494,087
01/01/2010 to 12/31/2010	$7.53045	$8.87835	2,018,232
01/01/2011 to 12/31/2011	$8.87835	$8.24842	1,329,752
01/01/2012 to 12/31/2012	$8.24842	$9.22661	1,693,119
01/01/2013 to 12/31/2013	$9.22661	$10.69592	1,813,695
01/01/2014 to 12/31/2014	$10.69592	$11.56971	1,714,945
01/01/2015 to 12/31/2015	$11.56971	$11.39054	2,686,534
01/01/2016 to 12/31/2016	$11.39054	$12.42246	2,478,736
01/01/2017 to 12/31/2017	$12.42246	$14.28659	3,231,569
AST QMA Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99922	$9.66154	0
01/01/2014 to 12/31/2014	$9.66154	$9.33479	0
01/01/2015 to 12/31/2015	$9.33479	$7.68946	0
01/01/2016 to 12/31/2016	$7.68946	$8.30197	0
01/01/2017 to 04/28/2017	$8.30197	$9.36493	0
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99922	$11.73413	0
01/01/2014 to 12/31/2014	$11.73413	$13.39535	0
01/01/2015 to 12/31/2015	$13.39535	$13.47410	0
01/01/2016 to 12/31/2016	$13.47410	$14.79641	0
01/01/2017 to 12/31/2017	$14.79641	$17.79591	0
AST QMA US Equity Alpha Portfolio
01/01/2008 to 12/31/2008	$9.72652	$5.90465	1,351
01/01/2009 to 12/31/2009	$5.90465	$7.12555	23,271
01/01/2010 to 12/31/2010	$7.12555	$8.12069	53,495
01/01/2011 to 12/31/2011	$8.12069	$8.32239	31,614
01/01/2012 to 12/31/2012	$8.32239	$9.79423	42,759
01/01/2013 to 12/31/2013	$9.79423	$12.84825	35,629
01/01/2014 to 12/31/2014	$12.84825	$14.91809	41,716
01/01/2015 to 12/31/2015	$14.91809	$15.23275	40,563
01/01/2016 to 12/31/2016	$15.23275	$17.32982	51,233
01/01/2017 to 12/31/2017	$17.32982	$20.98679	49,519

A-10

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99922	$8.94305	0
01/01/2012 to 12/31/2012	$8.94305	$10.02443	779
01/01/2013 to 12/31/2013	$10.02443	$12.15417	774
01/01/2014 to 12/31/2014	$12.15417	$12.82244	769
01/01/2015 to 12/31/2015	$12.82244	$12.72085	764
01/01/2016 to 12/31/2016	$12.72085	$13.39794	758
01/01/2017 to 12/31/2017	$13.39794	$15.68631	753
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08129	$7.38211	7,374
01/01/2009 to 12/31/2009	$7.38211	$9.02287	331,768
01/01/2010 to 12/31/2010	$9.02287	$10.00316	692,508
01/01/2011 to 12/31/2011	$10.00316	$9.72904	575,599
01/01/2012 to 12/31/2012	$9.72904	$10.62834	611,922
01/01/2013 to 12/31/2013	$10.62834	$11.83800	612,750
01/01/2014 to 12/31/2014	$11.83800	$12.32919	584,618
01/01/2015 to 12/31/2015	$12.32919	$12.19297	547,804
01/01/2016 to 12/31/2016	$12.19297	$12.65988	449,652
01/01/2017 to 12/31/2017	$12.65988	$14.57671	389,181
AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09947	$6.73005	3,845
01/01/2009 to 12/31/2009	$6.73005	$8.45678	223,684
01/01/2010 to 12/31/2010	$8.45678	$9.57880	628,417
01/01/2011 to 12/31/2011	$9.57880	$9.26213	493,793
01/01/2012 to 12/31/2012	$9.26213	$10.63394	652,378
01/01/2013 to 12/31/2013	$10.63394	$12.43632	651,511
01/01/2014 to 12/31/2014	$12.43632	$12.98850	649,282
01/01/2015 to 12/31/2015	$12.98850	$12.79656	1,207,123
01/01/2016 to 12/31/2016	$12.79656	$13.54065	1,077,447
01/01/2017 to 04/28/2017	$13.54065	$14.11820	0
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2008 to 12/31/2008	$10.31471	$7.13279	18,754
01/01/2009 to 12/31/2009	$7.13279	$9.00260	400,541
01/01/2010 to 12/31/2010	$9.00260	$9.97127	732,659
01/01/2011 to 12/31/2011	$9.97127	$9.54361	571,765
01/01/2012 to 12/31/2012	$9.54361	$10.50672	653,485
01/01/2013 to 12/31/2013	$10.50672	$11.90655	710,045
01/01/2014 to 12/31/2014	$11.90655	$12.15259	705,076
01/01/2015 to 10/16/2015	$12.15259	$11.88768	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2008 to 12/31/2008	$10.25602	$5.67996	0
01/01/2009 to 12/31/2009	$5.67996	$7.46424	35,575
01/01/2010 to 12/31/2010	$7.46424	$9.80048	45,222
01/01/2011 to 12/31/2011	$9.80048	$8.43542	65,507
01/01/2012 to 12/31/2012	$8.43542	$10.03338	84,865
01/01/2013 to 12/31/2013	$10.03338	$13.99530	64,632
01/01/2014 to 12/31/2014	$13.99530	$14.54855	66,368
01/01/2015 to 12/31/2015	$14.54855	$14.60402	55,483
01/01/2016 to 12/31/2016	$14.60402	$15.58056	50,516
01/01/2017 to 12/31/2017	$15.58056	$19.70796	42,232

A-11

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$9.98578	$6.42979	317
01/01/2009 to 12/31/2009	$6.42979	$8.52896	6,222
01/01/2010 to 12/31/2010	$8.52896	$11.52551	18,460
01/01/2011 to 12/31/2011	$11.52551	$11.30541	10,499
01/01/2012 to 12/31/2012	$11.30541	$12.56249	13,363
01/01/2013 to 12/31/2013	$12.56249	$16.82141	14,667
01/01/2014 to 12/31/2014	$16.82141	$17.29947	15,662
01/01/2015 to 12/31/2015	$17.29947	$17.27135	12,538
01/01/2016 to 12/31/2016	$17.27135	$19.17520	13,868
01/01/2017 to 12/31/2017	$19.17520	$23.53801	16,016
AST Small-Cap Value Portfolio
01/01/2008 to 12/31/2008	$9.35483	$6.51294	0
01/01/2009 to 12/31/2009	$6.51294	$8.19364	2,834
01/01/2010 to 12/31/2010	$8.19364	$10.22630	3,458
01/01/2011 to 12/31/2011	$10.22630	$9.52482	2,413
01/01/2012 to 12/31/2012	$9.52482	$11.14864	2,706
01/01/2013 to 12/31/2013	$11.14864	$15.17414	3,042
01/01/2014 to 12/31/2014	$15.17414	$15.82331	4,062
01/01/2015 to 12/31/2015	$15.82331	$14.99893	3,532
01/01/2016 to 12/31/2016	$14.99893	$19.19698	2,545
01/01/2017 to 12/31/2017	$19.19698	$20.41392	4,277
AST T. Rowe Price Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.13341	$7.43372	44,146
01/01/2009 to 12/31/2009	$7.43372	$9.14121	1,627,204
01/01/2010 to 12/31/2010	$9.14121	$10.09973	2,122,673
01/01/2011 to 12/31/2011	$10.09973	$10.20317	1,821,475
01/01/2012 to 12/31/2012	$10.20317	$11.47121	1,914,966
01/01/2013 to 12/31/2013	$11.47121	$13.27602	1,864,365
01/01/2014 to 12/31/2014	$13.27602	$13.92428	1,687,255
01/01/2015 to 12/31/2015	$13.92428	$13.79912	1,925,588
01/01/2016 to 12/31/2016	$13.79912	$14.70070	1,754,410
01/01/2017 to 12/31/2017	$14.70070	$16.80641	1,574,495
AST T. Rowe Price Equity Income Portfolio
01/01/2008 to 12/31/2008	$9.46370	$5.44810	0
01/01/2009 to 12/31/2009	$5.44810	$6.68122	65,869
01/01/2010 to 12/31/2010	$6.68122	$7.49480	110,457
01/01/2011 to 12/31/2011	$7.49480	$7.30270	76,760
01/01/2012 to 12/31/2012	$7.30270	$8.48182	85,970
01/01/2013 to 12/31/2013	$8.48182	$10.89604	79,894
01/01/2014 to 12/31/2014	$10.89604	$11.59957	70,858
01/01/2015 to 10/16/2015	$11.59957	$10.81547	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.03189	$5.90610	0
01/01/2009 to 12/31/2009	$5.90610	$8.97301	63,039
01/01/2010 to 12/31/2010	$8.97301	$10.29382	100,448
01/01/2011 to 12/31/2011	$10.29382	$10.02418	61,045
01/01/2012 to 12/31/2012	$10.02418	$11.67575	77,822
01/01/2013 to 12/31/2013	$11.67575	$16.65784	79,349
01/01/2014 to 12/31/2014	$16.65784	$17.87822	103,638
01/01/2015 to 12/31/2015	$17.87822	$19.40725	105,250
01/01/2016 to 12/31/2016	$19.40725	$19.74359	113,620
01/01/2017 to 12/31/2017	$19.74359	$26.96800	106,549

A-12

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
formerly,AST Value Equity Portfolio
01/01/2008 to 12/31/2008	$9.77597	$6.07176	0
01/01/2009 to 12/31/2009	$6.07176	$7.11289	6,666
01/01/2010 to 12/31/2010	$7.11289	$7.92255	10,429
01/01/2011 to 12/31/2011	$7.92255	$7.80945	237,145
01/01/2012 to 12/31/2012	$7.80945	$8.77264	334,406
01/01/2013 to 12/31/2013	$8.77264	$11.69942	352,000
01/01/2014 to 12/31/2014	$11.69942	$11.77000	252,598
01/01/2015 to 12/31/2015	$11.77000	$10.95230	177,366
01/01/2016 to 12/31/2016	$10.95230	$11.51428	165,718
01/01/2017 to 12/31/2017	$11.51428	$13.29412	174,236
AST T. Rowe Price Natural Resources Portfolio
01/01/2008 to 12/31/2008	$11.55622	$5.72528	0
01/01/2009 to 12/31/2009	$5.72528	$8.47028	101,887
01/01/2010 to 12/31/2010	$8.47028	$10.10665	195,900
01/01/2011 to 12/31/2011	$10.10665	$8.51814	124,134
01/01/2012 to 12/31/2012	$8.51814	$8.74319	179,841
01/01/2013 to 12/31/2013	$8.74319	$9.99306	188,961
01/01/2014 to 12/31/2014	$9.99306	$9.07146	185,130
01/01/2015 to 12/31/2015	$9.07146	$7.25602	162,063
01/01/2016 to 12/31/2016	$7.25602	$8.95727	130,828
01/01/2017 to 12/31/2017	$8.95727	$9.78772	120,199
AST Templeton Global Bond Portfolio
01/01/2008 to 12/31/2008	$10.56480	$10.21052	0
01/01/2009 to 12/31/2009	$10.21052	$11.33989	32,898
01/01/2010 to 12/31/2010	$11.33989	$11.87841	54,958
01/01/2011 to 12/31/2011	$11.87841	$12.25190	48,180
01/01/2012 to 12/31/2012	$12.25190	$12.77079	56,777
01/01/2013 to 12/31/2013	$12.77079	$12.17584	57,481
01/01/2014 to 12/31/2014	$12.17584	$12.12854	61,608
01/01/2015 to 12/31/2015	$12.12854	$11.45968	57,837
01/01/2016 to 12/31/2016	$11.45968	$11.84668	47,819
01/01/2017 to 12/31/2017	$11.84668	$11.97506	39,148
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2008 to 12/31/2008	$9.77430	$5.99099	0
01/01/2009 to 12/31/2009	$5.99099	$8.24232	31,617
01/01/2010 to 12/31/2010	$8.24232	$10.09232	43,734
01/01/2011 to 12/31/2011	$10.09232	$9.65238	34,650
01/01/2012 to 12/31/2012	$9.65238	$11.32185	39,197
01/01/2013 to 12/31/2013	$11.32185	$14.85080	36,798
01/01/2014 to 12/31/2014	$14.85080	$16.91318	33,909
01/01/2015 to 12/31/2015	$16.91318	$15.64688	30,364
01/01/2016 to 12/31/2016	$15.64688	$17.66920	25,701
01/01/2017 to 12/31/2017	$17.66920	$20.74660	19,315
AST Wellington Management Hedged Equity Portfolio
01/01/2008 to 12/31/2008	$10.24870	$5.85514	15,271
01/01/2009 to 12/31/2009	$5.85514	$7.44914	129,057
01/01/2010 to 12/31/2010	$7.44914	$8.45893	160,114
01/01/2011 to 12/31/2011	$8.45893	$8.08980	326,350
01/01/2012 to 12/31/2012	$8.08980	$8.89580	475,021
01/01/2013 to 12/31/2013	$8.89580	$10.61887	529,047
01/01/2014 to 12/31/2014	$10.61887	$11.09799	416,726
01/01/2015 to 12/31/2015	$11.09799	$10.92408	347,070
01/01/2016 to 12/31/2016	$10.92408	$11.52747	321,737
01/01/2017 to 12/31/2017	$11.52747	$12.97146	321,773

A-13

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2008 to 12/31/2008	$9.98834	$9.37876	2,182
01/01/2009 to 12/31/2009	$9.37876	$10.37104	62,843
01/01/2010 to 12/31/2010	$10.37104	$11.07461	95,717
01/01/2011 to 12/31/2011	$11.07461	$11.63134	195,174
01/01/2012 to 12/31/2012	$11.63134	$12.42664	216,907
01/01/2013 to 12/31/2013	$12.42664	$12.12603	223,674
01/01/2014 to 12/31/2014	$12.12603	$12.87649	179,479
01/01/2015 to 12/31/2015	$12.87649	$12.91308	190,707
01/01/2016 to 12/31/2016	$12.91308	$13.45051	179,160
01/01/2017 to 12/31/2017	$13.45051	$14.16469	203,254
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99923	$10.41338	0
01/01/2013 to 12/31/2013	$10.41338	$9.47623	0
01/01/2014 to 12/31/2014	$9.47623	$9.51409	0
01/01/2015 to 12/31/2015	$9.51409	$9.13395	0
01/01/2016 to 12/31/2016	$9.13395	$10.00781	0
01/01/2017 to 12/31/2017	$10.00781	$10.83596	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07831	$6.67497	57,159
01/01/2009 to 12/31/2009	$6.67497	$8.60007	1,125,817
01/01/2010 to 12/31/2010	$8.60007	$9.39149	1,679,091
01/01/2011 to 12/31/2011	$9.39149	$9.14780	1,059,201
01/01/2012 to 09/21/2012	$9.14780	$10.30213	0
*Denotes the start date of these sub-accounts

A-14

PREMIER Bb SERIES
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: With HD GRO 60 bps and Combo 5%/HAV 80 bps (2.35%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.75834	$9.43986	4,252,347
01/01/2010 to 12/31/2010	$9.43986	$10.32669	4,627,984
01/01/2011 to 12/31/2011	$10.32669	$9.82155	4,134,047
01/01/2012 to 12/31/2012	$9.82155	$10.80162	4,142,341
01/01/2013 to 12/31/2013	$10.80162	$11.60621	3,797,166
01/01/2014 to 12/31/2014	$11.60621	$11.77279	3,432,204
01/01/2015 to 12/31/2015	$11.77279	$11.13221	2,813,985
01/01/2016 to 12/31/2016	$11.13221	$11.56641	2,451,311
01/01/2017 to 12/31/2017	$11.56641	$12.72382	2,392,959
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.76909	$9.59354	1,512,563
01/01/2010 to 12/31/2010	$9.59354	$10.65815	1,845,579
01/01/2011 to 12/31/2011	$10.65815	$10.42545	1,631,826
01/01/2012 to 12/31/2012	$10.42545	$11.57599	1,978,813
01/01/2013 to 12/31/2013	$11.57599	$13.18283	2,018,738
01/01/2014 to 12/31/2014	$13.18283	$13.66683	1,951,682
01/01/2015 to 12/31/2015	$13.66683	$13.46036	1,741,875
01/01/2016 to 12/31/2016	$13.46036	$14.08661	1,666,574
01/01/2017 to 12/31/2017	$14.08661	$16.09375	1,591,236
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$6.80294	$8.40065	9,247
01/01/2010 to 12/31/2010	$8.40065	$9.34431	11,631
01/01/2011 to 12/31/2011	$9.34431	$9.45612	18,869
01/01/2012 to 05/04/2012	$9.45612	$10.25131	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99809	$11.58510	0
01/01/2014 to 12/31/2014	$11.58510	$12.80983	0
01/01/2015 to 12/31/2015	$12.80983	$12.73184	1,306
01/01/2016 to 12/31/2016	$12.73184	$13.77164	1,251
01/01/2017 to 12/31/2017	$13.77164	$16.43498	3,238
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.07145	$9.68123	6,554,519
01/01/2010 to 12/31/2010	$9.68123	$10.62384	7,582,411
01/01/2011 to 12/31/2011	$10.62384	$10.25414	6,755,067
01/01/2012 to 12/31/2012	$10.25414	$11.26816	6,690,157
01/01/2013 to 12/31/2013	$11.26816	$12.95246	6,282,078
01/01/2014 to 12/31/2014	$12.95246	$13.48039	5,747,290
01/01/2015 to 12/31/2015	$13.48039	$13.23357	5,369,752
01/01/2016 to 12/31/2016	$13.23357	$13.74472	4,898,675
01/01/2017 to 12/31/2017	$13.74472	$15.43187	4,553,644
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99745	$9.12583	2,850,644
01/01/2012 to 12/31/2012	$9.12583	$9.97661	2,504,221
01/01/2013 to 12/31/2013	$9.97661	$10.80546	2,282,040
01/01/2014 to 12/31/2014	$10.80546	$11.07411	2,068,351
01/01/2015 to 12/31/2015	$11.07411	$10.49517	1,920,684
01/01/2016 to 12/31/2016	$10.49517	$10.96853	1,703,801
01/01/2017 to 12/31/2017	$10.96853	$12.06902	1,558,753

A-15

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99809	$10.45312	0
01/01/2014 to 12/31/2014	$10.45312	$10.57853	3,970
01/01/2015 to 12/31/2015	$10.57853	$10.36377	4,988
01/01/2016 to 12/31/2016	$10.36377	$10.76906	23,606
01/01/2017 to 04/28/2017	$10.76906	$11.12855	0
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$10.75053	$11.26320	17,914
01/01/2010 to 12/31/2010	$11.26320	$11.43373	26,072
01/01/2011 to 12/31/2011	$11.43373	$11.42279	31,043
01/01/2012 to 12/31/2012	$11.42279	$11.68410	30,695
01/01/2013 to 12/31/2013	$11.68410	$11.16763	37,201
01/01/2014 to 12/31/2014	$11.16763	$10.90064	14,556
01/01/2015 to 12/31/2015	$10.90064	$10.70185	11,511
01/01/2016 to 12/31/2016	$10.70185	$10.62784	10,629
01/01/2017 to 12/31/2017	$10.62784	$10.56123	7,090
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$10.67650	$11.80051	466,235
01/01/2010 to 12/31/2010	$11.80051	$12.41950	657,967
01/01/2011 to 12/31/2011	$12.41950	$12.52048	562,150
01/01/2012 to 12/31/2012	$12.52048	$13.37279	636,413
01/01/2013 to 12/31/2013	$13.37279	$12.82563	565,790
01/01/2014 to 12/31/2014	$12.82563	$13.06139	483,706
01/01/2015 to 12/31/2015	$13.06139	$12.49241	337,149
01/01/2016 to 12/31/2016	$12.49241	$12.72222	338,598
01/01/2017 to 12/31/2017	$12.72222	$12.97300	368,575
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.66533	$9.33072	0
01/01/2010 to 12/31/2010	$9.33072	$10.08070	0
01/01/2011 to 12/31/2011	$10.08070	$10.79913	0
01/01/2012 to 12/31/2012	$10.79913	$10.99016	0
01/01/2013 to 12/31/2013	$10.99016	$10.66395	0
01/01/2014 to 12/31/2014	$10.66395	$10.46711	0
01/01/2015 to 12/31/2015	$10.46711	$10.20310	0
01/01/2016 to 12/31/2016	$10.20310	$10.01517	0
01/01/2017 to 01/03/2017	$10.01517	$10.00986	0
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$11.29399	$10.99506	157,323
01/01/2010 to 12/31/2010	$10.99506	$11.94428	79,553
01/01/2011 to 12/31/2011	$11.94428	$13.25529	38,886
01/01/2012 to 12/31/2012	$13.25529	$13.69068	30,006
01/01/2013 to 12/31/2013	$13.69068	$12.95592	8,130
01/01/2014 to 12/31/2014	$12.95592	$12.99545	8,125
01/01/2015 to 12/31/2015	$12.99545	$12.79993	8,120
01/01/2016 to 12/31/2016	$12.79993	$12.70782	8,114
01/01/2017 to 12/31/2017	$12.70782	$12.50509	8,109
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$11.25511	$10.86376	55,243
01/01/2010 to 12/31/2010	$10.86376	$11.82023	117,733
01/01/2011 to 12/31/2011	$11.82023	$13.39413	94,375
01/01/2012 to 12/31/2012	$13.39413	$13.85289	69,766
01/01/2013 to 12/31/2013	$13.85289	$12.88083	30,534
01/01/2014 to 12/31/2014	$12.88083	$13.12176	28,718
01/01/2015 to 12/31/2015	$13.12176	$12.95782	26,055
01/01/2016 to 12/31/2016	$12.95782	$12.84407	26,049
01/01/2017 to 12/31/2017	$12.84407	$12.64515	26,044

A-16

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.35768	$8.74446	0
01/01/2010 to 12/31/2010	$8.74446	$9.55565	48,213
01/01/2011 to 12/31/2011	$9.55565	$11.08034	13,583
01/01/2012 to 12/31/2012	$11.08034	$11.50966	2,510
01/01/2013 to 12/31/2013	$11.50966	$10.51262	0
01/01/2014 to 12/31/2014	$10.51262	$10.90380	0
01/01/2015 to 12/31/2015	$10.90380	$10.81615	0
01/01/2016 to 12/31/2016	$10.81615	$10.77501	0
01/01/2017 to 12/31/2017	$10.77501	$10.62143	0
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99745	$10.95270	70,632
01/01/2011 to 12/31/2011	$10.95270	$12.87421	34,741
01/01/2012 to 12/31/2012	$12.87421	$13.43279	8,558
01/01/2013 to 12/31/2013	$13.43279	$12.20553	0
01/01/2014 to 12/31/2014	$12.20553	$12.84121	0
01/01/2015 to 12/31/2015	$12.84121	$12.77011	0
01/01/2016 to 12/31/2016	$12.77011	$12.73121	0
01/01/2017 to 12/31/2017	$12.73121	$12.63618	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99809	$11.96009	78,715
01/01/2012 to 12/31/2012	$11.96009	$12.36832	47,478
01/01/2013 to 12/31/2013	$12.36832	$10.90661	0
01/01/2014 to 12/31/2014	$10.90661	$11.76109	0
01/01/2015 to 12/31/2015	$11.76109	$11.73190	0
01/01/2016 to 12/31/2016	$11.73190	$11.67243	0
01/01/2017 to 12/31/2017	$11.67243	$11.58403	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99746	$10.34627	68,897
01/01/2013 to 12/31/2013	$10.34627	$9.07766	207,444
01/01/2014 to 12/31/2014	$9.07766	$9.98847	53,885
01/01/2015 to 12/31/2015	$9.98847	$10.02347	0
01/01/2016 to 12/31/2016	$10.02347	$9.98088	0
01/01/2017 to 12/31/2017	$9.98088	$9.91768	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99873	$8.70520	56,592
01/01/2014 to 12/31/2014	$8.70520	$9.74626	29,841
01/01/2015 to 12/31/2015	$9.74626	$9.79288	0
01/01/2016 to 12/31/2016	$9.79288	$9.75095	0
01/01/2017 to 12/31/2017	$9.75095	$9.68796	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99873	$11.24581	55,718
01/01/2015 to 12/31/2015	$11.24581	$11.20715	143,079
01/01/2016 to 12/31/2016	$11.20715	$11.22099	0
01/01/2017 to 12/31/2017	$11.22099	$11.16462	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99873	$9.88754	27,587
01/01/2016 to 12/31/2016	$9.88754	$9.86158	152,811
01/01/2017 to 12/31/2017	$9.86158	$9.86905	91,703
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99746	$9.82967	79,511
01/01/2017 to 12/31/2017	$9.82967	$9.86246	43,146
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99745	$9.98593	0

A-17

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14486	$10.29149	6,043
01/01/2010 to 12/31/2010	$10.29149	$11.43520	41,637
01/01/2011 to 12/31/2011	$11.43520	$10.51686	23,719
01/01/2012 to 12/31/2012	$10.51686	$11.63480	26,385
01/01/2013 to 12/31/2013	$11.63480	$14.94057	27,729
01/01/2014 to 12/31/2014	$14.94057	$16.09598	25,742
01/01/2015 to 12/31/2015	$16.09598	$14.97698	22,433
01/01/2016 to 12/31/2016	$14.97698	$16.64530	20,185
01/01/2017 to 04/28/2017	$16.64530	$17.20712	0
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.57101	$9.26952	5,034,909
01/01/2010 to 12/31/2010	$9.26952	$10.26814	6,212,739
01/01/2011 to 12/31/2011	$10.26814	$9.78927	5,138,561
01/01/2012 to 12/31/2012	$9.78927	$10.87660	5,417,142
01/01/2013 to 12/31/2013	$10.87660	$13.03710	5,557,153
01/01/2014 to 12/31/2014	$13.03710	$13.62879	5,356,872
01/01/2015 to 12/31/2015	$13.62879	$13.38682	5,069,963
01/01/2016 to 12/31/2016	$13.38682	$13.97427	4,509,006
01/01/2017 to 12/31/2017	$13.97427	$16.09701	4,373,177
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99809	$11.59758	849
01/01/2014 to 12/31/2014	$11.59758	$12.87345	4,712
01/01/2015 to 12/31/2015	$12.87345	$12.12859	7,341
01/01/2016 to 12/31/2016	$12.12859	$13.61584	20,160
01/01/2017 to 12/31/2017	$13.61584	$15.75254	22,442
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$6.77850	$10.21482	13,319
01/01/2010 to 12/31/2010	$10.21482	$12.84404	26,665
01/01/2011 to 12/31/2011	$12.84404	$13.37666	16,530
01/01/2012 to 12/31/2012	$13.37666	$15.07483	28,389
01/01/2013 to 12/31/2013	$15.07483	$15.19011	31,471
01/01/2014 to 12/31/2014	$15.19011	$19.42952	32,625
01/01/2015 to 12/31/2015	$19.42952	$19.90293	31,505
01/01/2016 to 12/31/2016	$19.90293	$20.38351	21,884
01/01/2017 to 12/31/2017	$20.38351	$21.16069	24,076
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99809	$9.64589	5,934
01/01/2014 to 12/31/2014	$9.64589	$9.90521	9,050
01/01/2015 to 12/31/2015	$9.90521	$9.66834	6,905
01/01/2016 to 12/31/2016	$9.66834	$9.87842	20,731
01/01/2017 to 04/28/2017	$9.87842	$10.06176	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.42635	$8.85245	180,716
01/01/2010 to 12/31/2010	$8.85245	$9.80162	264,585
01/01/2011 to 12/31/2011	$9.80162	$9.34014	209,356
01/01/2012 to 12/31/2012	$9.34014	$10.36964	354,184
01/01/2013 to 12/31/2013	$10.36964	$12.07928	436,263
01/01/2014 to 12/31/2014	$12.07928	$12.47680	439,579
01/01/2015 to 10/16/2015	$12.47680	$12.38112	0

A-18

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.05134	$8.64605	963,011
01/01/2010 to 12/31/2010	$8.64605	$9.66094	1,503,201
01/01/2011 to 12/31/2011	$9.66094	$9.29742	1,212,660
01/01/2012 to 12/31/2012	$9.29742	$10.04957	1,337,469
01/01/2013 to 12/31/2013	$10.04957	$11.26814	1,394,472
01/01/2014 to 12/31/2014	$11.26814	$11.35634	1,202,583
01/01/2015 to 12/31/2015	$11.35634	$11.20544	1,064,247
01/01/2016 to 12/31/2016	$11.20544	$11.41444	891,401
01/01/2017 to 12/31/2017	$11.41444	$12.99017	891,340
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99810	$10.70020	910,810
01/01/2013 to 12/31/2013	$10.70020	$13.01302	964,020
01/01/2014 to 12/31/2014	$13.01302	$13.11820	870,978
01/01/2015 to 10/16/2015	$13.11820	$12.50420	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99809	$10.76816	71,113
01/01/2014 to 12/31/2014	$10.76816	$10.79012	76,525
01/01/2015 to 10/16/2015	$10.79012	$10.24578	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.70107	$8.04541	12,087
01/01/2010 to 12/31/2010	$8.04541	$9.44866	17,206
01/01/2011 to 12/31/2011	$9.44866	$8.76681	15,171
01/01/2012 to 12/31/2012	$8.76681	$10.86107	13,808
01/01/2013 to 12/31/2013	$10.86107	$11.07301	21,789
01/01/2014 to 12/31/2014	$11.07301	$12.32515	21,433
01/01/2015 to 12/31/2015	$12.32515	$12.03126	18,025
01/01/2016 to 12/31/2016	$12.03126	$11.86093	18,070
01/01/2017 to 12/31/2017	$11.86093	$12.85092	18,090
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$8.54908	$10.90871	50,148
01/01/2010 to 12/31/2010	$10.90871	$11.75486	72,164
01/01/2011 to 12/31/2011	$11.75486	$11.03082	45,755
01/01/2012 to 12/31/2012	$11.03082	$12.90724	58,554
01/01/2013 to 12/31/2013	$12.90724	$16.36123	61,946
01/01/2014 to 02/07/2014	$16.36123	$16.08464	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.73628	$8.10749	15,876
01/01/2010 to 12/31/2010	$8.10749	$8.94216	17,185
01/01/2011 to 12/31/2011	$8.94216	$8.25493	17,348
01/01/2012 to 12/31/2012	$8.25493	$9.65125	32,736
01/01/2013 to 12/31/2013	$9.65125	$12.59265	38,624
01/01/2014 to 12/31/2014	$12.59265	$13.91929	36,611
01/01/2015 to 12/31/2015	$13.91929	$12.97118	69,308
01/01/2016 to 12/31/2016	$12.97118	$14.13679	58,328
01/01/2017 to 12/31/2017	$14.13679	$15.15938	85,579
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.44980	$11.30917	47,164
01/01/2010 to 12/31/2010	$11.30917	$13.24024	66,611
01/01/2011 to 12/31/2011	$13.24024	$12.55147	39,720
01/01/2012 to 12/31/2012	$12.55147	$14.66808	51,742
01/01/2013 to 12/31/2013	$14.66808	$18.94493	53,019
01/01/2014 to 12/31/2014	$18.94493	$20.64370	60,072
01/01/2015 to 12/31/2015	$20.64370	$19.02289	76,503
01/01/2016 to 12/31/2016	$19.02289	$18.89277	69,835
01/01/2017 to 12/31/2017	$18.89277	$23.46127	68,060

A-19

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.73829	$9.14036	681,549
01/01/2010 to 12/31/2010	$9.14036	$9.96633	1,076,636
01/01/2011 to 12/31/2011	$9.96633	$9.68853	900,579
01/01/2012 to 12/31/2012	$9.68853	$10.42454	918,297
01/01/2013 to 12/31/2013	$10.42454	$11.18541	953,392
01/01/2014 to 12/31/2014	$11.18541	$11.37022	871,276
01/01/2015 to 12/31/2015	$11.37022	$11.00810	605,963
01/01/2016 to 12/31/2016	$11.00810	$11.32121	522,166
01/01/2017 to 12/31/2017	$11.32121	$12.42074	561,107
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.37520	$9.43976	9,418
01/01/2010 to 12/31/2010	$9.43976	$11.69193	28,045
01/01/2011 to 12/31/2011	$11.69193	$11.57271	23,172
01/01/2012 to 12/31/2012	$11.57271	$13.08049	35,071
01/01/2013 to 12/31/2013	$13.08049	$17.74064	48,948
01/01/2014 to 12/31/2014	$17.74064	$18.58087	47,509
01/01/2015 to 12/31/2015	$18.58087	$17.15671	41,248
01/01/2016 to 12/31/2016	$17.15671	$20.83931	38,515
01/01/2017 to 12/31/2017	$20.83931	$22.84387	34,273
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$10.37182	$10.21844	118,897
01/01/2010 to 12/31/2010	$10.21844	$9.98629	116,542
01/01/2011 to 12/31/2011	$9.98629	$9.75943	113,130
01/01/2012 to 12/31/2012	$9.75943	$9.53559	126,339
01/01/2013 to 12/31/2013	$9.53559	$9.31663	111,479
01/01/2014 to 12/31/2014	$9.31663	$9.10274	151,301
01/01/2015 to 12/31/2015	$9.10274	$8.89362	144,924
01/01/2016 to 12/31/2016	$8.89362	$8.69004	137,626
01/01/2017 to 12/31/2017	$8.69004	$8.51986	209,868
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.17371	$10.19721	14,037
01/01/2010 to 12/31/2010	$10.19721	$11.30809	29,013
01/01/2011 to 12/31/2011	$11.30809	$11.39954	14,294
01/01/2012 to 12/31/2012	$11.39954	$12.68259	30,841
01/01/2013 to 12/31/2013	$12.68259	$13.28118	41,682
01/01/2014 to 12/31/2014	$13.28118	$13.30812	39,198
01/01/2015 to 12/31/2015	$13.30812	$12.53922	29,783
01/01/2016 to 12/31/2016	$12.53922	$14.13826	32,671
01/01/2017 to 12/31/2017	$14.13826	$14.84664	51,411
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.08065	$7.68247	13,686
01/01/2010 to 12/31/2010	$7.68247	$8.49390	33,680
01/01/2011 to 12/31/2011	$8.49390	$7.95195	30,546
01/01/2012 to 12/31/2012	$7.95195	$9.08092	31,862
01/01/2013 to 12/31/2013	$9.08092	$12.40905	68,723
01/01/2014 to 12/31/2014	$12.40905	$13.79073	83,177
01/01/2015 to 12/31/2015	$13.79073	$12.41825	83,747
01/01/2016 to 12/31/2016	$12.41825	$14.54668	77,124
01/01/2017 to 12/31/2017	$14.54668	$16.94164	75,671

A-20

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$6.04238	$7.89352	29,416
01/01/2010 to 12/31/2010	$7.89352	$8.83058	39,816
01/01/2011 to 12/31/2011	$8.83058	$7.51292	18,018
01/01/2012 to 12/31/2012	$7.51292	$8.83520	22,798
01/01/2013 to 12/31/2013	$8.83520	$10.27745	24,575
01/01/2014 to 12/31/2014	$10.27745	$9.48665	25,517
01/01/2015 to 12/31/2015	$9.48665	$9.56059	23,824
01/01/2016 to 12/31/2016	$9.56059	$8.98862	22,938
01/01/2017 to 12/31/2017	$8.98862	$11.89437	25,147
AST International Value Portfolio
05/01/2009 to 12/31/2009	$6.71884	$8.68753	20,688
01/01/2010 to 12/31/2010	$8.68753	$9.42890	35,676
01/01/2011 to 12/31/2011	$9.42890	$8.05644	24,833
01/01/2012 to 12/31/2012	$8.05644	$9.18375	25,172
01/01/2013 to 12/31/2013	$9.18375	$10.71966	24,709
01/01/2014 to 12/31/2014	$10.71966	$9.77145	26,882
01/01/2015 to 12/31/2015	$9.77145	$9.62503	19,958
01/01/2016 to 12/31/2016	$9.62503	$9.45914	19,388
01/01/2017 to 12/31/2017	$9.45914	$11.35112	19,862
AST Investment Grade Bond Portfolio
05/01/2009* to 12/31/2009	$9.98123	$10.82907	0
01/01/2010 to 12/31/2010	$10.82907	$11.72425	904
01/01/2011 to 12/31/2011	$11.72425	$12.88118	4,385,023
01/01/2012 to 12/31/2012	$12.88118	$13.76813	1,804,835
01/01/2013 to 12/31/2013	$13.76813	$13.02394	332,249
01/01/2014 to 12/31/2014	$13.02394	$13.58124	447,097
01/01/2015 to 12/31/2015	$13.58124	$13.42506	2,280,938
01/01/2016 to 12/31/2016	$13.42506	$13.66902	2,915,861
01/01/2017 to 12/31/2017	$13.66902	$13.93188	1,406,144
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.22301	$8.79688	403,988
01/01/2010 to 12/31/2010	$8.79688	$9.78253	516,166
01/01/2011 to 12/31/2011	$9.78253	$9.50384	395,770
01/01/2012 to 12/31/2012	$9.50384	$10.54658	490,907
01/01/2013 to 12/31/2013	$10.54658	$11.98217	531,417
01/01/2014 to 12/31/2014	$11.98217	$12.45210	481,989
01/01/2015 to 12/31/2015	$12.45210	$12.03872	380,225
01/01/2016 to 12/31/2016	$12.03872	$12.37664	335,978
01/01/2017 to 12/31/2017	$12.37664	$14.14380	347,883
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$7.71329	$10.33368	40,215
01/01/2010 to 12/31/2010	$10.33368	$10.82050	80,230
01/01/2011 to 12/31/2011	$10.82050	$9.60488	59,517
01/01/2012 to 12/31/2012	$9.60488	$11.43995	66,146
01/01/2013 to 12/31/2013	$11.43995	$12.89430	71,291
01/01/2014 to 12/31/2014	$12.89430	$11.79623	66,023
01/01/2015 to 12/31/2015	$11.79623	$11.20321	56,919
01/01/2016 to 12/31/2016	$11.20321	$11.15796	49,632
01/01/2017 to 12/31/2017	$11.15796	$14.13314	47,920

A-21

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.48763	$10.96455	628,069
01/01/2010 to 12/31/2010	$10.96455	$11.49692	724,178
01/01/2011 to 12/31/2011	$11.49692	$11.25949	657,747
01/01/2012 to 12/31/2012	$11.25949	$12.17972	825,471
01/01/2013 to 12/31/2013	$12.17972	$13.21287	785,813
01/01/2014 to 12/31/2014	$13.21287	$13.61293	749,969
01/01/2015 to 12/31/2015	$13.61293	$13.27606	623,960
01/01/2016 to 12/31/2016	$13.27606	$13.46978	534,611
01/01/2017 to 12/31/2017	$13.46978	$14.75936	530,303
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08348	$10.28169	0
01/01/2010 to 12/31/2010	$10.28169	$11.18250	6,898
01/01/2011 to 12/31/2011	$11.18250	$10.99851	3,991
01/01/2012 to 12/31/2012	$10.99851	$12.37752	30,638
01/01/2013 to 12/31/2013	$12.37752	$16.50679	32,675
01/01/2014 to 12/31/2014	$16.50679	$17.66066	34,927
01/01/2015 to 12/31/2015	$17.66066	$19.09011	24,521
01/01/2016 to 12/31/2016	$19.09011	$18.37958	25,089
01/01/2017 to 12/31/2017	$18.37958	$24.39342	23,000
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.01941	$8.90497	22,035
01/01/2010 to 12/31/2010	$8.90497	$10.41910	32,195
01/01/2011 to 12/31/2011	$10.41910	$10.08715	30,727
01/01/2012 to 12/31/2012	$10.08715	$11.06404	37,332
01/01/2013 to 12/31/2013	$11.06404	$14.76780	34,368
01/01/2014 to 12/31/2014	$14.76780	$15.95672	93,336
01/01/2015 to 12/31/2015	$15.95672	$17.16059	72,101
01/01/2016 to 12/31/2016	$17.16059	$17.70247	75,196
01/01/2017 to 12/31/2017	$17.70247	$23.00339	71,453
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$9.02285	$10.84970	10,596
01/01/2010 to 12/31/2010	$10.84970	$12.02269	13,060
01/01/2011 to 12/31/2011	$12.02269	$12.94190	16,402
01/01/2012 to 12/31/2012	$12.94190	$13.39400	29,380
01/01/2013 to 12/31/2013	$13.39400	$12.82466	37,028
01/01/2014 to 12/31/2014	$12.82466	$13.33072	49,195
01/01/2015 to 12/31/2015	$13.33072	$12.94851	51,111
01/01/2016 to 12/31/2016	$12.94851	$12.98097	50,855
01/01/2017 to 12/31/2017	$12.98097	$13.10897	63,820
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$8.45982	$11.20837	9,611
01/01/2010 to 12/31/2010	$11.20837	$12.27036	20,031
01/01/2011 to 12/31/2011	$12.27036	$11.61339	15,584
01/01/2012 to 12/31/2012	$11.61339	$13.96490	27,825
01/01/2013 to 12/31/2013	$13.96490	$17.41492	30,046
01/01/2014 to 12/31/2014	$17.41492	$17.63286	38,637
01/01/2015 to 12/31/2015	$17.63286	$16.97551	30,579
01/01/2016 to 12/31/2016	$16.97551	$17.76620	32,354
01/01/2017 to 12/31/2017	$17.76620	$21.49793	38,689

A-22

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$8.05444	$9.74490	4,945
01/01/2010 to 12/31/2010	$9.74490	$10.73856	9,079
01/01/2011 to 12/31/2011	$10.73856	$10.43001	7,440
01/01/2012 to 12/31/2012	$10.43001	$11.93110	5,887
01/01/2013 to 12/31/2013	$11.93110	$15.93617	6,081
01/01/2014 to 12/31/2014	$15.93617	$16.92637	6,143
01/01/2015 to 12/31/2015	$16.92637	$17.73331	8,551
01/01/2016 to 12/31/2016	$17.73331	$17.65828	7,438
01/01/2017 to 12/31/2017	$17.65828	$22.55248	6,633
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99810	$10.17185	0
01/01/2013 to 12/31/2013	$10.17185	$13.36759	712
01/01/2014 to 12/31/2014	$13.36759	$14.39519	516
01/01/2015 to 12/31/2015	$14.39519	$13.96287	3,081
01/01/2016 to 12/31/2016	$13.96287	$15.47743	3,542
01/01/2017 to 12/31/2017	$15.47743	$17.74534	5,559
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02800	$10.05929	0
01/01/2012 to 12/31/2012	$10.05929	$10.30678	13,596
01/01/2013 to 12/31/2013	$10.30678	$9.78486	14,294
01/01/2014 to 12/31/2014	$9.78486	$10.05258	14,301
01/01/2015 to 10/16/2015	$10.05258	$9.97340	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.53343	$10.55846	5,598
01/01/2010 to 12/31/2010	$10.55846	$13.27452	7,620
01/01/2011 to 12/31/2011	$13.27452	$13.18889	10,737
01/01/2012 to 12/31/2012	$13.18889	$14.48113	16,867
01/01/2013 to 12/31/2013	$14.48113	$18.76265	28,345
01/01/2014 to 12/31/2014	$18.76265	$19.78726	24,254
01/01/2015 to 10/16/2015	$19.78726	$20.18506	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.94180	$8.41842	2,705
01/01/2010 to 12/31/2010	$8.41842	$9.89236	3,842
01/01/2011 to 04/29/2011	$9.89236	$11.07199	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.77043	$9.15272	24,697
01/01/2010 to 12/31/2010	$9.15272	$11.03847	41,087
01/01/2011 to 12/31/2011	$11.03847	$10.51733	26,688
01/01/2012 to 12/31/2012	$10.51733	$12.03539	40,518
01/01/2013 to 12/31/2013	$12.03539	$16.69890	48,497
01/01/2014 to 12/31/2014	$16.69890	$18.64059	52,518
01/01/2015 to 12/31/2015	$18.64059	$17.18584	64,398
01/01/2016 to 12/31/2016	$17.18584	$19.85328	66,377
01/01/2017 to 12/31/2017	$19.85328	$22.07351	68,573
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99810	$10.27770	49,370
01/01/2013 to 12/31/2013	$10.27770	$11.94105	101,613
01/01/2014 to 12/31/2014	$11.94105	$12.26636	95,582
01/01/2015 to 12/31/2015	$12.26636	$11.83588	77,367
01/01/2016 to 12/31/2016	$11.83588	$12.06457	73,861
01/01/2017 to 12/31/2017	$12.06457	$13.73254	82,863

A-23

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.15323	$9.04108	55,402
01/01/2010 to 12/31/2010	$9.04108	$10.80079	76,512
01/01/2011 to 12/31/2011	$10.80079	$8.41374	50,301
01/01/2012 to 12/31/2012	$8.41374	$9.69414	54,593
01/01/2013 to 12/31/2013	$9.69414	$9.49268	54,655
01/01/2014 to 12/31/2014	$9.49268	$8.84038	55,555
01/01/2015 to 12/31/2015	$8.84038	$7.19247	46,187
01/01/2016 to 12/31/2016	$7.19247	$7.89648	61,401
01/01/2017 to 12/31/2017	$7.89648	$9.75083	68,302
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.96659	$10.36969	3,494,528
01/01/2010 to 12/31/2010	$10.36969	$11.20278	4,162,296
01/01/2011 to 12/31/2011	$11.20278	$11.05498	3,947,323
01/01/2012 to 12/31/2012	$11.05498	$11.92123	4,105,553
01/01/2013 to 12/31/2013	$11.92123	$12.72044	3,667,513
01/01/2014 to 12/31/2014	$12.72044	$13.14612	3,360,846
01/01/2015 to 12/31/2015	$13.14612	$12.86271	2,973,746
01/01/2016 to 12/31/2016	$12.86271	$13.26247	2,748,665
01/01/2017 to 12/31/2017	$13.26247	$14.27144	2,507,203
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01801	$10.05918	0
01/01/2012 to 12/31/2012	$10.05918	$10.52644	10,736
01/01/2013 to 12/31/2013	$10.52644	$10.04686	12,575
01/01/2014 to 12/31/2014	$10.04686	$10.41113	25,331
01/01/2015 to 12/31/2015	$10.41113	$10.14477	35,243
01/01/2016 to 12/31/2016	$10.14477	$10.32962	43,692
01/01/2017 to 12/31/2017	$10.32962	$10.66542	76,725
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.65726	$8.09236	1,950,413
01/01/2010 to 12/31/2010	$8.09236	$9.41046	2,836,532
01/01/2011 to 12/31/2011	$9.41046	$8.62330	2,057,158
01/01/2012 to 12/31/2012	$8.62330	$9.51355	2,579,148
01/01/2013 to 12/31/2013	$9.51355	$10.87774	2,597,621
01/01/2014 to 12/31/2014	$10.87774	$11.60554	2,501,296
01/01/2015 to 12/31/2015	$11.60554	$11.26949	2,891,604
01/01/2016 to 12/31/2016	$11.26949	$12.12274	2,591,382
01/01/2017 to 12/31/2017	$12.12274	$13.75177	4,440,957
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99809	$11.62451	0
01/01/2014 to 12/31/2014	$11.62451	$13.08872	0
01/01/2015 to 12/31/2015	$13.08872	$12.98552	1,284
01/01/2016 to 12/31/2016	$12.98552	$14.06544	1,230
01/01/2017 to 12/31/2017	$14.06544	$16.68608	1,085
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.37411	$8.08794	2,415
01/01/2010 to 12/31/2010	$8.08794	$9.09147	11,783
01/01/2011 to 12/31/2011	$9.09147	$9.19011	10,286
01/01/2012 to 12/31/2012	$9.19011	$10.66725	26,669
01/01/2013 to 12/31/2013	$10.66725	$13.80222	27,143
01/01/2014 to 12/31/2014	$13.80222	$15.80658	29,255
01/01/2015 to 12/31/2015	$15.80658	$15.91914	32,672
01/01/2016 to 12/31/2016	$15.91914	$17.86365	31,875
01/01/2017 to 12/31/2017	$17.86365	$21.33842	32,057

A-24

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.86065	0
01/01/2012 to 12/31/2012	$8.86065	$9.79586	0
01/01/2013 to 12/31/2013	$9.79586	$11.71463	0
01/01/2014 to 12/31/2014	$11.71463	$12.18966	0
01/01/2015 to 12/31/2015	$12.18966	$11.92765	0
01/01/2016 to 12/31/2016	$11.92765	$12.39126	0
01/01/2017 to 12/31/2017	$12.39126	$14.30991	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.42746	$8.81771	1,331,992
01/01/2010 to 12/31/2010	$8.81771	$9.64205	1,541,048
01/01/2011 to 12/31/2011	$9.64205	$9.24995	1,328,344
01/01/2012 to 12/31/2012	$9.24995	$9.96648	1,332,263
01/01/2013 to 12/31/2013	$9.96648	$10.94893	1,233,948
01/01/2014 to 12/31/2014	$10.94893	$11.24736	1,214,888
01/01/2015 to 12/31/2015	$11.24736	$10.97077	892,934
01/01/2016 to 12/31/2016	$10.97077	$11.23558	759,049
01/01/2017 to 12/31/2017	$11.23558	$12.76040	875,626
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$6.74103	$8.26425	543,791
01/01/2010 to 12/31/2010	$8.26425	$9.23272	948,470
01/01/2011 to 12/31/2011	$9.23272	$8.80549	703,756
01/01/2012 to 12/31/2012	$8.80549	$9.97103	951,558
01/01/2013 to 12/31/2013	$9.97103	$11.50154	1,137,541
01/01/2014 to 12/31/2014	$11.50154	$11.84787	1,123,607
01/01/2015 to 12/31/2015	$11.84787	$11.51300	1,921,933
01/01/2016 to 12/31/2016	$11.51300	$12.01620	1,654,263
01/01/2017 to 04/28/2017	$12.01620	$12.47260	0
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$8.09705	$9.93257	736,844
01/01/2010 to 12/31/2010	$9.93257	$10.85093	1,274,924
01/01/2011 to 12/31/2011	$10.85093	$10.24382	1,044,460
01/01/2012 to 12/31/2012	$10.24382	$11.12293	1,206,123
01/01/2013 to 12/31/2013	$11.12293	$12.43257	1,267,606
01/01/2014 to 12/31/2014	$12.43257	$12.51586	1,177,253
01/01/2015 to 10/16/2015	$12.51586	$12.11006	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$7.12056	$9.24860	13,291
01/01/2010 to 12/31/2010	$9.24860	$11.97731	14,714
01/01/2011 to 12/31/2011	$11.97731	$10.16820	12,507
01/01/2012 to 12/31/2012	$10.16820	$11.92855	19,897
01/01/2013 to 12/31/2013	$11.92855	$16.41123	23,106
01/01/2014 to 12/31/2014	$16.41123	$16.82656	23,598
01/01/2015 to 12/31/2015	$16.82656	$16.65965	21,384
01/01/2016 to 12/31/2016	$16.65965	$17.53120	18,342
01/01/2017 to 12/31/2017	$17.53120	$21.87310	26,077
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.55110	$8.58389	7,475
01/01/2010 to 12/31/2010	$8.58389	$11.44129	13,593
01/01/2011 to 12/31/2011	$11.44129	$11.06953	14,395
01/01/2012 to 12/31/2012	$11.06953	$12.13176	22,429
01/01/2013 to 12/31/2013	$12.13176	$16.02249	26,471
01/01/2014 to 12/31/2014	$16.02249	$16.25234	25,882
01/01/2015 to 12/31/2015	$16.25234	$16.00390	31,018
01/01/2016 to 12/31/2016	$16.00390	$17.52568	21,429
01/01/2017 to 12/31/2017	$17.52568	$21.21988	19,708

A-25

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.53328	$9.75803	8,423
01/01/2010 to 12/31/2010	$9.75803	$12.01245	13,701
01/01/2011 to 12/31/2011	$12.01245	$11.03554	11,981
01/01/2012 to 12/31/2012	$11.03554	$12.73983	13,455
01/01/2013 to 12/31/2013	$12.73983	$17.10295	14,519
01/01/2014 to 12/31/2014	$17.10295	$17.59056	14,722
01/01/2015 to 12/31/2015	$17.59056	$16.44591	11,355
01/01/2016 to 12/31/2016	$16.44591	$20.76201	19,627
01/01/2017 to 12/31/2017	$20.76201	$21.77700	22,561
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.54115	$10.31836	713,198
01/01/2010 to 12/31/2010	$10.31836	$11.24440	1,121,419
01/01/2011 to 12/31/2011	$11.24440	$11.20462	974,269
01/01/2012 to 12/31/2012	$11.20462	$12.42437	1,249,134
01/01/2013 to 12/31/2013	$12.42437	$14.18257	1,335,103
01/01/2014 to 12/31/2014	$14.18257	$14.67176	1,306,134
01/01/2015 to 12/31/2015	$14.67176	$14.34086	1,666,248
01/01/2016 to 12/31/2016	$14.34086	$15.06940	1,620,453
01/01/2017 to 12/31/2017	$15.06940	$16.99289	1,644,886
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$6.16691	$7.86669	41,306
01/01/2010 to 12/31/2010	$7.86669	$8.70417	66,947
01/01/2011 to 12/31/2011	$8.70417	$8.36524	46,033
01/01/2012 to 12/31/2012	$8.36524	$9.58274	57,679
01/01/2013 to 12/31/2013	$9.58274	$12.14221	50,271
01/01/2014 to 12/31/2014	$12.14221	$12.74921	42,833
01/01/2015 to 10/16/2015	$12.74921	$11.75837	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.28717	$9.58786	32,361
01/01/2010 to 12/31/2010	$9.58786	$10.84896	54,510
01/01/2011 to 12/31/2011	$10.84896	$10.42050	32,934
01/01/2012 to 12/31/2012	$10.42050	$11.97100	51,939
01/01/2013 to 12/31/2013	$11.97100	$16.84560	50,813
01/01/2014 to 12/31/2014	$16.84560	$17.83237	62,494
01/01/2015 to 12/31/2015	$17.83237	$19.09260	69,005
01/01/2016 to 12/31/2016	$19.09260	$19.15862	52,994
01/01/2017 to 12/31/2017	$19.15862	$25.81228	50,537
AST T. Rowe Price Large-Cap Value Portfolio
formerly,AST Value Equity Portfolio
05/01/2009 to 12/31/2009	$7.03025	$8.86726	8,484
01/01/2010 to 12/31/2010	$8.86726	$9.74163	3,574
01/01/2011 to 12/31/2011	$9.74163	$9.47142	5,605
01/01/2012 to 12/31/2012	$9.47142	$10.49380	14,299
01/01/2013 to 12/31/2013	$10.49380	$13.80352	13,124
01/01/2014 to 12/31/2014	$13.80352	$13.69665	12,818
01/01/2015 to 12/31/2015	$13.69665	$12.57065	10,131
01/01/2016 to 12/31/2016	$12.57065	$13.03548	8,830
01/01/2017 to 12/31/2017	$13.03548	$14.84530	9,819

A-26

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$9.70240	$12.93549	73,664
01/01/2010 to 12/31/2010	$12.93549	$15.22376	126,830
01/01/2011 to 12/31/2011	$15.22376	$12.65564	97,965
01/01/2012 to 12/31/2012	$12.65564	$12.81165	135,945
01/01/2013 to 12/31/2013	$12.81165	$14.44278	121,010
01/01/2014 to 12/31/2014	$14.44278	$12.93120	113,122
01/01/2015 to 12/31/2015	$12.93120	$10.20163	103,589
01/01/2016 to 12/31/2016	$10.20163	$12.42155	149,759
01/01/2017 to 12/31/2017	$12.42155	$13.38801	144,276
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$9.86104	$10.91472	29,565
01/01/2010 to 12/31/2010	$10.91472	$11.27667	44,913
01/01/2011 to 12/31/2011	$11.27667	$11.47253	44,268
01/01/2012 to 12/31/2012	$11.47253	$11.79435	48,601
01/01/2013 to 12/31/2013	$11.79435	$11.09100	29,666
01/01/2014 to 12/31/2014	$11.09100	$10.89663	31,477
01/01/2015 to 12/31/2015	$10.89663	$10.15474	27,310
01/01/2016 to 12/31/2016	$10.15474	$10.35440	25,577
01/01/2017 to 12/31/2017	$10.35440	$10.32372	22,835
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.15365	$9.46381	8,801
01/01/2010 to 12/31/2010	$9.46381	$11.42956	11,219
01/01/2011 to 12/31/2011	$11.42956	$10.78208	8,336
01/01/2012 to 12/31/2012	$10.78208	$12.47352	13,784
01/01/2013 to 12/31/2013	$12.47352	$16.13772	15,479
01/01/2014 to 12/31/2014	$16.13772	$18.12745	14,714
01/01/2015 to 12/31/2015	$18.12745	$16.54068	13,263
01/01/2016 to 12/31/2016	$16.54068	$18.42373	18,589
01/01/2017 to 12/31/2017	$18.42373	$21.33768	18,574
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.74865	$8.54740	170,491
01/01/2010 to 12/31/2010	$8.54740	$9.57358	155,762
01/01/2011 to 12/31/2011	$9.57358	$9.03083	134,788
01/01/2012 to 12/31/2012	$9.03083	$9.79434	174,625
01/01/2013 to 12/31/2013	$9.79434	$11.53150	254,844
01/01/2014 to 12/31/2014	$11.53150	$11.88693	300,394
01/01/2015 to 12/31/2015	$11.88693	$11.54048	245,006
01/01/2016 to 12/31/2016	$11.54048	$12.01186	227,616
01/01/2017 to 12/31/2017	$12.01186	$13.33218	152,905
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.36719	$10.07192	80,753
01/01/2010 to 12/31/2010	$10.07192	$10.60805	137,974
01/01/2011 to 12/31/2011	$10.60805	$10.98935	114,585
01/01/2012 to 12/31/2012	$10.98935	$11.57971	143,134
01/01/2013 to 12/31/2013	$11.57971	$11.14492	161,646
01/01/2014 to 12/31/2014	$11.14492	$11.67273	145,509
01/01/2015 to 12/31/2015	$11.67273	$11.54569	169,536
01/01/2016 to 12/31/2016	$11.54569	$11.86218	150,743
01/01/2017 to 12/31/2017	$11.86218	$12.32166	172,125
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$6.60935	$8.40437	632,509
01/01/2010 to 12/31/2010	$8.40437	$9.05230	1,162,191
01/01/2011 to 12/31/2011	$9.05230	$8.69706	814,628
01/01/2012 to 09/21/2012	$8.69706	$9.69699	0
*Denotes the start date of these sub-accounts

A-27

APPENDIX B – CALCULATION OF OPTIONAL DEATH BENEFITS
Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.
Example with market increase and death before Death Benefit Target Date
Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5th anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).
Example with withdrawals
Assume that the Owner made a withdrawal of $5,000 on the 6th anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6th anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7th annuity year is equal to 5% of the Roll-Up Value as of the 6th anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7th anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

Roll-Up Value	=	{($67,005 – $3,350) – [($67,005 – $3,350) * $1,650/($45,000 – $3,350)]} * 1.05
	=	($63,655 – $2,522) * 1.05
$64,190

Highest Anniversary Value	=	$70,000 – [$70,000 * $5,000/$45,000]
	=	$70,000 – $7,778
	=	$62,222

Basic Death Benefit	=	max [$43,000, $50,000 – ($50,000 * $5,000/$45,000)]
	=	max [$43,000, $44,444]
	=	$44,444
The Death Benefit therefore is $64,190.
Example with death after Death Benefit Target Date
Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner’s 80th birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

Roll-Up Value	=	$81,445 + $15,000 – [($81,445 + 15,000) * $5,000/$70,000]
	=	$81,445 + $15,000 – $6,889
	=	$89,556

Highest Anniversary Value	=	$85,000 + $15,000 – [($85,000 + 15,000) * $5,000/$70,000]
	=	$85,000 + $15,000 – $7,143
	=	$92,857

Basic Death Benefit	=	max [$75,000, $50,000 + $15,000 – {(50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000
The Death Benefit therefore is $92,857.

B-1

Examples of Highest Daily Value Death Benefit Calculation
The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.
Example with market increase and death before Death Benefit Target Date
Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).
Example with withdrawals
Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

Highest Daily Value	=	$90,000 – [$90,000 * $15,000/$75,000]
	=	$90,000 – $18,000
	=	$72,000

Basic Death Benefit	=	max [$80,000, $50,000 – ($50,000 * $15,000/$75,000)]
	=	max [$80,000, $40,000]
	=	$80,000
The Death Benefit therefore is $80,000.
Example with death after Death Benefit Target Date
Assume that the Owner’s Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

Highest Daily Value	=	$80,000 + $15,000 – [($80,000 + $15,000) * $5,000/$70,000]
	=	$80,000 + $15,000 – $6,786
	=	$88,214

Basic Death Benefit	=	max [$75,000, ($50,000 + $15,000) – {($50,000 + $15,000) * $5,000/$70,000}]
	=	max [$75,000, $60,357]
	=	$75,000
The Death Benefit therefore is $88,214.

B-2

APPENDIX C – FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	C – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪
a – the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the 2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table “a” factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

▪
Q – age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

▪	V – the total value of all Permitted Sub-accounts in the annuity.

▪	F – the total value of all Benefit Fixed Rate Account allocations.

▪
I – the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

▪	T – the amount of a transfer into or out of the Benefit Fixed Rate Account.

▪	I% – annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – F) / V.

▪	If r (>) Cu, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

▪	If r (<) Cl, and there are currently assets in the Benefit Fixed Rate Account (F (>) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	{Min(V, [L – F – V * Ct] / (1 – Ct))}	T(>)0, Money moving from the Permitted Sub-accounts to the Benefit Fixed Rate Account

T	{Min(F, [L – F – V * Ct] / (1 – Ct))}	T(<)0, Money moving from the Benefit Fixed Rate Account to the Permitted Sub-accounts.

Example:
Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for “a” appears below.
Target Value Calculation:

L	=	I * Q * a
	=	5000.67 * 1 * 15.34
	=	76,710.28
Target Ratio:

r	=	(L – F) / V
	=	(76,710.28 – 0) / 92,300.00
	=	83.11%
Since r (>) Cu (because 83.11% (>) 83%) a transfer into the Benefit Fixed rate Account occurs.

T	=	{Min (V, [L – F – V * Ct] / (1 – Ct))}
	=	{Min (92,300.00, [76,710.28 – 0 – 92,300.00 * 0.80] / (1 – 0.80))}
	=	{Min (92,300.00, 14,351.40)}
	=	14,351.40
FORMULA FOR CONTRACTS WITH 90% CAP FEATURE
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a
If you elect this feature, the following replaces the “Transfer Calculation” section in this Appendix.
Transfer Calculation:
The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate Account:
If (F / (V + F) > .90) then T = F – (V + F) * .90
If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.
On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) <= .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – F) / V.

▪	f r > Cu, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).

▪	If r < Cl and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.
The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min(MAX (0, (0.90 * (V + F)) – F), [L – F – V * Ct] / (1 – Ct))

T	=	Min(F, – [L – F – V * Ct] / (1 – Ct)),

Age 65 “a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

*	The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

APPENDIX D – FORMULA UNDER HIGHEST DAILY GRO BENEFIT
FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity.

▪	V is the current Account Value of the elected Sub-accounts of the Annuity.

▪	B is the total current value of the AST bond portfolio Sub-account.

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount.

▪	Ni is the number of days until the maturity date.

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365).
Next the formula calculates the following formula ratio:

r	=	(L – B) / V.
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > Cu.
The transfer amount is calculated by the following formula:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

FORMULA FOR ANNUITIES WITH 90% CAP FEATURE – HIGHEST DAILY GRO
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	V is the current Account Value of the elected Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

Transfer Calculation
The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

If (B / (V + B) > .90), then
T	=	B – [(V + B) * .90]
If T as described above is greater than $0, then that amount (“T”) is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.
On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) < = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / V
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the “90% cap feature”). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > Cu, subject to the 90% cap feature.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.

FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT
TO STATE APPROVAL.
The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪
“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li ), where Li = Gi / (1 + di)^(Ni /365)
Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

▪
di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > C u and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct] / (1 – Ct ))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r<C1 and B>0.
The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF) * Ct ] / (1 – Ct))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX E – FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
(including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)
1. Formula for Contracts Issued on or after July 21, 2008
(Without Election of 90% Cap Feature)
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current business day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments, and adjusted for withdrawals, and (3) the Account Value.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

*	Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.
TARGET VALUE CALCULATION:
On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪	If r (greater than) Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r (less than) Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min (VV + VF), [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the elected Sub-accounts and Fixed Rate Options to the Transfer Account
T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the Transfer Account to the elected Sub-accounts
2. Formula for Contracts Issued Prior TO 7/21/08
(Without Election of 90% Cap Feature)
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current business day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

▪	V – the total value of all Permitted Sub-accounts in the annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments, and adjusted for withdrawals, and (3) the Account Value.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.
*    Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.
TARGET VALUE CALCULATION:
On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V.

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))},	Money moving from the Permitted Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account
T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}	Money moving from the AST Investment Grade Bond Portfolio Sub-account to the Permitted Sub-accounts]

3. Formula for Annuities with 90% Cap Feature if Benefit was Elected Prior to July 21, 2008
See above for the Terms and Definitions Referenced in the Calculation Formula.
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (V + B) > .90) then
T	=	B – [(V + B) * .90]
If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.
On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) <= .90), the following asset transfer calculation is performed:

Target Ratio r	=	(L – B) / V

▪	If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Feature described below.

▪
If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to AST Investment Grade Bond Portfolio Sub-account
T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.
At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.
90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST
Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.
4. Formula for Annuities with 90% Cap Feature if Benefit was Elected on or after July 21, 2008
See above for the Terms and Definitions Referenced in the Calculation Formula
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a

TRANSFER CALCULATION:
The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (VV + VF + B) > .90) then
T	=	B – [(VV + VF + B) * .90]
If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.
On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B/(VV + VF +B) <= .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – B) / (VV + VF)

▪	If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Feature described below.

▪
If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to AST Investment Grade Bond Portfolio Sub-account.
T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.
At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.
90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 “a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

*	The values set forth in this table are applied to all ages.

APPENDIX F – FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT
(including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND
THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪
Cu – the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪
Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments and adjusted for Lifetime Withdrawals.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY CALCULATIONS
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪
If on the third consecutive Valuation Day r > Cu and r (less or =) Cus or if on any day r > Cus, and subject to the 90% cap feature described above (see above), assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min(MAX(0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and Fixed Rate Options to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – (VV + VF)* Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
MONTHLY CALCULATION
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**

*	The values set forth in this table are applied to all ages.

**	In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX G – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN
CERTAIN STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below.

Jurisdiction	Special Provisions
Connecticut	The Highest Daily Lifetime 6 Plus Income Benefit with Lifetime Income Accelerator is not available for election.
Florida	The earliest Annuity Date is one year from the Issue Date.
Illinois	The earliest Annuity Date is one year from the Issue Date.
Massachusetts
If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
Medically-Related Surrenders are not available.
Additional Purchase Payments not permitted on B, L, and X Share.

Montana
If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).

Texas	Minimum Annuity Payments are $20. The Beneficiary Annuity is not available.
Washington
If your Annuity was issued in Washington, and you have elected Highest Daily Lifetime Five, or any version of Highest Daily Lifetime Seven or Highest Daily Lifetime 7 Plus, the Guaranteed Minimum Account Value Credit otherwise available on these optional benefits is not available.
Additional Purchase Payments not permitted on B, L, and X Share.
Minimum Annuity Payments are $20. The Highest Daily Lifetime Six Plus Income Benefit with Lifetime Income Accelerator is not available for election.
The Combination 5% Roll-up and Highest Anniversary Value (“HAV”) Death Benefit is not available for election.

G-1

APPENDIX H – FORMULA UNDER HIGHEST DAILY GRO II BENEFIT
FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010
The following are the terms and definitions referenced in the transfer calculation formula:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of any fixed-rate Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ("90% cap feature”). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap feature.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.

The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.
FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO STATE APPROVAL
The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪
“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX(Li), where Li = Gi / (1 + di)(Ni/365)
Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

▪
di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF ).
If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r < C1 and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX I – FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT
(including Highest Daily Lifetime 6 Plus LIA)
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪
Cu – the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪
Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors).

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments and adjusted for withdrawals, as described herein.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.
*    Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY CALCULATIONS
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪
If on the third consecutive Valuation Day r > Cu and r £ Cus or if on any day r > Cus, and subject to the 90% cap feature described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and DCA Fixed Rate Options to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
MONTHLY CALCULATION
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + V F) – L + B) / (1 – C u), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**

*	The values set forth in this table are applied to all ages.

**	In all subsequent years and months thereafter, the annuity factor is 4.06.

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN PROSPECTUS PREMIER Bb-PROS (4/30/2018).

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by:	Variable Annuity Distributed by:
PRUCO LIFE	PRUDENTIAL ANNUITIES
INSURANCE COMPANY	DISTRIBUTORS, INC.
A Prudential Financial Company	A Prudential Financial Company
One Corporate Drive	One Corporate Drive
Shelton, Connecticut 06484	Shelton, Connecticut 06484
Telephone: 1-888-PRU-2888	Telephone: 203-926-1888
http://www.prudentialannuities.com	http://www.prudentialannuities.com
MAILING ADDRESSES:
Please see the section of this prospectus entitled “How To Contact Us” for where to send your request for a Statement of Additional Information.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PREMIERBb

PART B
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2018
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS
The Prudential Premier Variable Annuity Bb SeriesSM ("Bb Series") annuity contract (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity could be purchased by making an initial purchase payment of $1,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Bb Series prospectus dated April 30, 2018. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

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The Prudential Premier Variable Annuity Bb SeriesSM, is a service mark of The Prudential Insurance Company of America.

COMPANY
Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.
Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2017 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life, PAD received commissions of $633,385,857.43, $708,725,705.69 and $697,921,302.44 in 2017, 2016, and 2015, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2017) received payment with respect to annuity business during 2017 (or as to which a payment amount was accrued during 2017). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2017, non-cash compensation received by Firms and Entities ranged from $30.00 to $702,164.00. During 2017, cash compensation received by Firms ranged from $1.20 to $16,846,603.71.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex

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investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Pruco Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

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DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.
As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

PREMIER Bb SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With only HD GRO (1.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.10439	$7.20298	42,369
01/01/2009 to 12/31/2009	$7.20298	$8.84253	91,490
01/01/2010 to 12/31/2010	$8.84253	$9.77347	42,393
01/01/2011 to 12/31/2011	$9.77347	$9.39157	37,547
01/01/2012 to 12/31/2012	$9.39157	$10.43599	30,682
01/01/2013 to 12/31/2013	$10.43599	$11.32962	6,769
01/01/2014 to 12/31/2014	$11.32962	$11.61123	10,253
01/01/2015 to 12/31/2015	$11.61123	$11.09322	6,407
01/01/2016 to 12/31/2016	$11.09322	$11.64494	3,742
01/01/2017 to 12/31/2017	$11.64494	$12.94264	1,741
AST Advanced Strategies Portfolio
01/28/2008 to 12/31/2008	$10.08847	$7.30819	56,411
01/01/2009 to 12/31/2009	$7.30819	$9.10472	32,785
01/01/2010 to 12/31/2010	$9.10472	$10.21977	32,553
01/01/2011 to 12/31/2011	$10.21977	$10.10008	37,226
01/01/2012 to 12/31/2012	$10.10008	$11.33121	21,591
01/01/2013 to 12/31/2013	$11.33121	$13.03783	5,208
01/01/2014 to 12/31/2014	$13.03783	$13.65661	11,828
01/01/2015 to 12/31/2015	$13.65661	$13.58967	8,340
01/01/2016 to 12/31/2016	$13.58967	$14.36902	3,723
01/01/2017 to 12/31/2017	$14.36902	$16.58603	8,682
AST American Century Income & Growth Portfolio
01/28/2008 to 12/31/2008	$10.14809	$7.04726	7,929
01/01/2009 to 12/31/2009	$7.04726	$8.19333	6,526
01/01/2010 to 12/31/2010	$8.19333	$9.20808	7,518
01/01/2011 to 12/31/2011	$9.20808	$9.41467	6,264
01/01/2012 to 05/04/2012	$9.41467	$10.24268	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99894	$11.66688	0
01/01/2014 to 12/31/2014	$11.66688	$13.03382	0
01/01/2015 to 12/31/2015	$13.03382	$13.08873	0
01/01/2016 to 12/31/2016	$13.08873	$14.30398	0
01/01/2017 to 12/31/2017	$14.30398	$17.24653	0
AST Balanced Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.08643	$7.42670	93,398
01/01/2009 to 12/31/2009	$7.42670	$9.03939	90,979
01/01/2010 to 12/31/2010	$9.03939	$10.02216	11,379
01/01/2011 to 12/31/2011	$10.02216	$9.77339	10,863
01/01/2012 to 12/31/2012	$9.77339	$10.85145	12,994
01/01/2013 to 12/31/2013	$10.85145	$12.60267	6,128
01/01/2014 to 12/31/2014	$12.60267	$13.25236	12,996
01/01/2015 to 12/31/2015	$13.25236	$13.14458	10,377
01/01/2016 to 12/31/2016	$13.14458	$13.79345	6,091
01/01/2017 to 12/31/2017	$13.79345	$15.64649	11,234

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99894	$9.18990	0
01/01/2012 to 12/31/2012	$9.18990	$10.15104	0
01/01/2013 to 12/31/2013	$10.15104	$11.10824	0
01/01/2014 to 12/31/2014	$11.10824	$11.50246	0
01/01/2015 to 12/31/2015	$11.50246	$11.01421	0
01/01/2016 to 12/31/2016	$11.01421	$11.62994	0
01/01/2017 to 12/31/2017	$11.62994	$12.92904	0
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99894	$10.52684	0
01/01/2014 to 12/31/2014	$10.52684	$10.76357	0
01/01/2015 to 12/31/2015	$10.76357	$10.65437	0
01/01/2016 to 12/31/2016	$10.65437	$11.18559	0
01/01/2017 to 04/28/2017	$11.18559	$11.59792	0
AST BlackRock Low Duration Bond Portfolio
01/28/2008 to 12/31/2008	$10.00750	$9.71676	199
01/01/2009 to 12/31/2009	$9.71676	$10.57328	1,182
01/01/2010 to 12/31/2010	$10.57328	$10.84447	633
01/01/2011 to 12/31/2011	$10.84447	$10.94615	26,092
01/01/2012 to 12/31/2012	$10.94615	$11.31268	14,938
01/01/2013 to 12/31/2013	$11.31268	$10.92465	281
01/01/2014 to 12/31/2014	$10.92465	$10.77389	525
01/01/2015 to 12/31/2015	$10.77389	$10.68730	352
01/01/2016 to 12/31/2016	$10.68730	$10.72299	175
01/01/2017 to 12/31/2017	$10.72299	$10.76638	465
AST BlackRock/Loomis Sayles Bond Portfolio
01/28/2008 to 12/31/2008	$10.01506	$9.41587	8,284
01/01/2009 to 12/31/2009	$9.41587	$10.83111	22,887
01/01/2010 to 12/31/2010	$10.83111	$11.51730	12,005
01/01/2011 to 12/31/2011	$11.51730	$11.73093	10,560
01/01/2012 to 12/31/2012	$11.73093	$12.65976	19,536
01/01/2013 to 12/31/2013	$12.65976	$12.26767	3,000
01/01/2014 to 12/31/2014	$12.26767	$12.62260	8,639
01/01/2015 to 12/31/2015	$12.62260	$12.19793	6,808
01/01/2016 to 12/31/2016	$12.19793	$12.55080	3,258
01/01/2017 to 12/31/2017	$12.55080	$12.93049	6,882
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99929	$9.42733	0
01/01/2010 to 12/31/2010	$9.42733	$10.29055	0
01/01/2011 to 12/31/2011	$10.29055	$11.13779	0
01/01/2012 to 12/31/2012	$11.13779	$11.45262	0
01/01/2013 to 12/31/2013	$11.45262	$11.22783	0
01/01/2014 to 12/31/2014	$11.22783	$11.13468	0
01/01/2015 to 12/31/2015	$11.13468	$10.96668	0
01/01/2016 to 12/31/2016	$10.96668	$10.87577	0
01/01/2017 to 01/03/2017	$10.87577	$10.87124	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99894	$12.09377	166,636
01/01/2009 to 12/31/2009	$12.09377	$11.21615	193,423
01/01/2010 to 12/31/2010	$11.21615	$12.31074	106,727
01/01/2011 to 12/31/2011	$12.31074	$13.80307	56,605
01/01/2012 to 12/31/2012	$13.80307	$14.40463	27,680
01/01/2013 to 12/31/2013	$14.40463	$13.77289	18,044
01/01/2014 to 12/31/2014	$13.77289	$13.95817	18,039
01/01/2015 to 12/31/2015	$13.95817	$13.89063	18,034
01/01/2016 to 12/31/2016	$13.89063	$13.93326	17,296
01/01/2017 to 12/31/2017	$13.93326	$13.85319	14,987
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99894	$12.16291	221,272
01/01/2009 to 12/31/2009	$12.16291	$11.08225	225,786
01/01/2010 to 12/31/2010	$11.08225	$12.18296	154,755
01/01/2011 to 12/31/2011	$12.18296	$13.94770	54,491
01/01/2012 to 12/31/2012	$13.94770	$14.57520	11,994
01/01/2013 to 12/31/2013	$14.57520	$13.69295	10,108
01/01/2014 to 12/31/2014	$13.69295	$14.09353	4,997
01/01/2015 to 12/31/2015	$14.09353	$14.06169	4,921
01/01/2016 to 12/31/2016	$14.06169	$14.08226	4,849
01/01/2017 to 12/31/2017	$14.08226	$14.00752	2,686
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99929	$8.83518	4,100
01/01/2010 to 12/31/2010	$8.83518	$9.75485	207,599
01/01/2011 to 12/31/2011	$9.75485	$11.42811	25,725
01/01/2012 to 12/31/2012	$11.42811	$11.99415	0
01/01/2013 to 12/31/2013	$11.99415	$11.06874	0
01/01/2014 to 12/31/2014	$11.06874	$11.59963	0
01/01/2015 to 12/31/2015	$11.59963	$11.62567	0
01/01/2016 to 12/31/2016	$11.62567	$11.70122	0
01/01/2017 to 12/31/2017	$11.70122	$11.65368	0
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99858	$11.06626	227,501
01/01/2011 to 12/31/2011	$11.06626	$13.14210	143,792
01/01/2012 to 12/31/2012	$13.14210	$13.85470	11,016
01/01/2013 to 12/31/2013	$13.85470	$12.71942	0
01/01/2014 to 12/31/2014	$12.71942	$13.52057	0
01/01/2015 to 12/31/2015	$13.52057	$13.58505	0
01/01/2016 to 12/31/2016	$13.58505	$13.68382	0
01/01/2017 to 12/31/2017	$13.68382	$13.72201	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99894	$12.08351	238,101
01/01/2012 to 12/31/2012	$12.08351	$12.62575	204,327
01/01/2013 to 12/31/2013	$12.62575	$11.24906	43,080
01/01/2014 to 12/31/2014	$11.24906	$12.25614	29,617
01/01/2015 to 12/31/2015	$12.25614	$12.35246	32,091
01/01/2016 to 12/31/2016	$12.35246	$12.41689	0
01/01/2017 to 12/31/2017	$12.41689	$12.45024	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99859	$10.45376	62,418
01/01/2013 to 12/31/2013	$10.45376	$9.26704	325,512
01/01/2014 to 12/31/2014	$9.26704	$10.30246	64,460
01/01/2015 to 12/31/2015	$10.30246	$10.44565	23,076
01/01/2016 to 12/31/2016	$10.44565	$10.50898	0
01/01/2017 to 12/31/2017	$10.50898	$10.55034	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99929	$8.79557	92,989
01/01/2014 to 12/31/2014	$8.79557	$9.94961	104,529
01/01/2015 to 12/31/2015	$9.94961	$10.10096	0
01/01/2016 to 12/31/2016	$10.10096	$10.16163	0
01/01/2017 to 12/31/2017	$10.16163	$10.20035	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99929	$11.36236	65,645
01/01/2015 to 12/31/2015	$11.36236	$11.44066	182,912
01/01/2016 to 12/31/2016	$11.44066	$11.57319	0
01/01/2017 to 12/31/2017	$11.57319	$11.63404	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99929	$9.99012	70,439
01/01/2016 to 12/31/2016	$9.99012	$10.06694	205,179
01/01/2017 to 12/31/2017	$10.06694	$10.17860	122,441
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99859	$9.93125	171,194
01/01/2017 to 12/31/2017	$9.93125	$10.06731	58,571
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99858	$10.08917	0
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14571	$10.30543	0
01/01/2010 to 12/31/2010	$10.30543	$11.56937	0
01/01/2011 to 12/31/2011	$11.56937	$10.75048	0
01/01/2012 to 12/31/2012	$10.75048	$12.01682	0
01/01/2013 to 12/31/2013	$12.01682	$15.59092	0
01/01/2014 to 12/31/2014	$15.59092	$16.97078	0
01/01/2015 to 12/31/2015	$16.97078	$15.95468	0
01/01/2016 to 12/31/2016	$15.95468	$17.91518	0
01/01/2017 to 04/28/2017	$17.91518	$18.58220	0
AST Capital Growth Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.12100	$6.97189	79,792
01/01/2009 to 12/31/2009	$6.97189	$8.62574	96,982
01/01/2010 to 12/31/2010	$8.62574	$9.65397	53,202
01/01/2011 to 12/31/2011	$9.65397	$9.29898	55,767
01/01/2012 to 12/31/2012	$9.29898	$10.43923	38,458
01/01/2013 to 12/31/2013	$10.43923	$12.64262	17,040
01/01/2014 to 12/31/2014	$12.64262	$13.35334	13,236
01/01/2015 to 12/31/2015	$13.35334	$13.25228	7,305
01/01/2016 to 12/31/2016	$13.25228	$13.97689	3,760
01/01/2017 to 12/31/2017	$13.97689	$16.26634	8,010
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99894	$11.70015	0
01/01/2014 to 12/31/2014	$11.70015	$13.12184	0
01/01/2015 to 12/31/2015	$13.12184	$12.49071	0
01/01/2016 to 12/31/2016	$12.49071	$14.16726	0
01/01/2017 to 12/31/2017	$14.16726	$16.55973	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
01/28/2008 to 12/31/2008	$10.37405	$6.63048	0
01/01/2009 to 12/31/2009	$6.63048	$8.63524	0
01/01/2010 to 12/31/2010	$8.63524	$10.97024	974
01/01/2011 to 12/31/2011	$10.97024	$11.54327	0
01/01/2012 to 12/31/2012	$11.54327	$13.14391	0
01/01/2013 to 12/31/2013	$13.14391	$13.38165	0
01/01/2014 to 12/31/2014	$13.38165	$17.29362	0
01/01/2015 to 12/31/2015	$17.29362	$17.89860	0
01/01/2016 to 12/31/2016	$17.89860	$18.52005	0
01/01/2017 to 12/31/2017	$18.52005	$19.42473	0
AST DeAm Small-Cap Value Portfolio
01/28/2008 to 07/18/2008	$10.26336	$10.05061	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99894	$9.71401	0
01/01/2014 to 12/31/2014	$9.71401	$10.07859	0
01/01/2015 to 12/31/2015	$10.07859	$9.93952	0
01/01/2016 to 12/31/2016	$9.93952	$10.26040	0
01/01/2017 to 04/28/2017	$10.26040	$10.48599	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10371	$7.52556	7,197
01/01/2009 to 12/31/2009	$7.52556	$9.00621	26,427
01/01/2010 to 12/31/2010	$9.00621	$10.07518	15,713
01/01/2011 to 12/31/2011	$10.07518	$9.70013	12,269
01/01/2012 to 12/31/2012	$9.70013	$10.88116	12,464
01/01/2013 to 12/31/2013	$10.88116	$12.80651	1,728
01/01/2014 to 12/31/2014	$12.80651	$13.36516	0
01/01/2015 to 10/16/2015	$13.36516	$13.37143	0
AST FI Pyramis® Quantitative Portfolio
01/28/2008 to 12/31/2008	$10.11777	$6.85749	379
01/01/2009 to 12/31/2009	$6.85749	$8.38411	210
01/01/2010 to 12/31/2010	$8.38411	$9.46532	218
01/01/2011 to 12/31/2011	$9.46532	$9.20344	256
01/01/2012 to 12/31/2012	$9.20344	$10.05149	255
01/01/2013 to 12/31/2013	$10.05149	$11.38712	0
01/01/2014 to 12/31/2014	$11.38712	$11.59527	0
01/01/2015 to 12/31/2015	$11.59527	$11.55987	0
01/01/2016 to 12/31/2016	$11.55987	$11.89724	0
01/01/2017 to 12/31/2017	$11.89724	$13.67954	0
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99894	$7.48579	413
01/01/2009 to 11/13/2009	$7.48579	$8.39963	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99894	$10.77544	9,045
01/01/2013 to 12/31/2013	$10.77544	$13.24022	4,894
01/01/2014 to 12/31/2014	$13.24022	$13.48564	5,159
01/01/2015 to 10/16/2015	$13.48564	$12.95983	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99894	$10.84405	0
01/01/2014 to 12/31/2014	$10.84405	$10.97888	3,396
01/01/2015 to 10/16/2015	$10.97888	$10.51052	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17562	$6.12398	0
01/01/2009 to 12/31/2009	$6.12398	$8.16733	0
01/01/2010 to 12/31/2010	$8.16733	$9.69097	0
01/01/2011 to 12/31/2011	$9.69097	$9.08469	0
01/01/2012 to 12/31/2012	$9.08469	$11.37184	0
01/01/2013 to 12/31/2013	$11.37184	$11.71397	0
01/01/2014 to 12/31/2014	$11.71397	$13.17359	0
01/01/2015 to 12/31/2015	$13.17359	$12.99284	0
01/01/2016 to 12/31/2016	$12.99284	$12.94110	0
01/01/2017 to 12/31/2017	$12.94110	$14.16609	0
AST Goldman Sachs Concentrated Growth Portfolio
01/28/2008 to 12/31/2008	$10.08794	$6.65118	10,333
01/01/2009 to 12/31/2009	$6.65118	$9.80921	6,925
01/01/2010 to 12/31/2010	$9.80921	$10.67947	9,638
01/01/2011 to 12/31/2011	$10.67947	$10.12542	7,539
01/01/2012 to 12/31/2012	$10.12542	$11.97092	3,591
01/01/2013 to 12/31/2013	$11.97092	$15.33183	1,993
01/01/2014 to 02/07/2014	$15.33183	$15.08890	0
AST Goldman Sachs Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.16584	$6.41698	0
01/01/2009 to 12/31/2009	$6.41698	$7.55020	5,234
01/01/2010 to 12/31/2010	$7.55020	$8.41375	3,282
01/01/2011 to 12/31/2011	$8.41375	$7.84754	3,903
01/01/2012 to 12/31/2012	$7.84754	$9.27032	1,389
01/01/2013 to 12/31/2013	$9.27032	$12.22096	680
01/01/2014 to 12/31/2014	$12.22096	$13.64845	7,770
01/01/2015 to 12/31/2015	$13.64845	$12.85062	5,156
01/01/2016 to 12/31/2016	$12.85062	$14.15010	3,974
01/01/2017 to 12/31/2017	$14.15010	$15.33044	6,487
AST Goldman Sachs Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.19125	$6.59238	0
01/01/2009 to 12/31/2009	$6.59238	$10.22335	4,054
01/01/2010 to 12/31/2010	$10.22335	$12.09301	5,020
01/01/2011 to 12/31/2011	$12.09301	$11.58263	3,365
01/01/2012 to 12/31/2012	$11.58263	$13.67656	1,036
01/01/2013 to 12/31/2013	$13.67656	$17.84728	1,576
01/01/2014 to 12/31/2014	$17.84728	$19.64912	8,740
01/01/2015 to 12/31/2015	$19.64912	$18.29413	6,437
01/01/2016 to 12/31/2016	$18.29413	$18.35677	5,095
01/01/2017 to 12/31/2017	$18.35677	$23.03110	9,628
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08938	$7.63484	81,939
01/01/2009 to 12/31/2009	$7.63484	$9.29920	1,901
01/01/2010 to 12/31/2010	$9.29920	$10.24452	1,325
01/01/2011 to 12/31/2011	$10.24452	$10.06197	2,859
01/01/2012 to 12/31/2012	$10.06197	$10.93890	2,799
01/01/2013 to 12/31/2013	$10.93890	$11.85897	1,224
01/01/2014 to 12/31/2014	$11.85897	$12.17992	0
01/01/2015 to 12/31/2015	$12.17992	$11.91426	0
01/01/2016 to 12/31/2016	$11.91426	$12.37980	0
01/01/2017 to 12/31/2017	$12.37980	$13.72247	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03382	$7.65252	0
01/01/2009 to 12/31/2009	$7.65252	$9.58245	2,822
01/01/2010 to 12/31/2010	$9.58245	$11.99146	4,401
01/01/2011 to 12/31/2011	$11.99146	$11.99191	1,251
01/01/2012 to 12/31/2012	$11.99191	$13.69521	1,423
01/01/2013 to 12/31/2013	$13.69521	$18.76663	1,059
01/01/2014 to 12/31/2014	$18.76663	$19.85930	4,901
01/01/2015 to 12/31/2015	$19.85930	$18.52730	3,331
01/01/2016 to 12/31/2016	$18.52730	$22.73667	2,922
01/01/2017 to 12/31/2017	$22.73667	$25.18117	6,144
AST Government Money Market Portfolio
01/28/2008 to 12/31/2008	$9.99999	$10.09598	101,102
01/01/2009 to 12/31/2009	$10.09598	$9.99076	23,106
01/01/2010 to 12/31/2010	$9.99076	$9.86491	32,689
01/01/2011 to 12/31/2011	$9.86491	$9.74087	19,960
01/01/2012 to 12/31/2012	$9.74087	$9.61632	2,224
01/01/2013 to 12/31/2013	$9.61632	$9.49253	543
01/01/2014 to 12/31/2014	$9.49253	$9.37099	1,001
01/01/2015 to 12/31/2015	$9.37099	$9.25064	664
01/01/2016 to 12/31/2016	$9.25064	$9.13240	335
01/01/2017 to 12/31/2017	$9.13240	$9.04631	3,592
AST High Yield Portfolio
01/28/2008 to 12/31/2008	$9.99894	$7.42367	2,642
01/01/2009 to 12/31/2009	$7.42367	$9.93381	2,867
01/01/2010 to 12/31/2010	$9.93381	$11.13015	1,392
01/01/2011 to 12/31/2011	$11.13015	$11.33611	1,537
01/01/2012 to 12/31/2012	$11.33611	$12.74319	1,459
01/01/2013 to 12/31/2013	$12.74319	$13.48288	652
01/01/2014 to 12/31/2014	$13.48288	$13.65026	1,238
01/01/2015 to 12/31/2015	$13.65026	$12.99492	859
01/01/2016 to 12/31/2016	$12.99492	$14.80356	435
01/01/2017 to 12/31/2017	$14.80356	$15.70591	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.24678	$6.25411	0
01/01/2009 to 12/31/2009	$6.25411	$7.37369	15,508
01/01/2010 to 12/31/2010	$7.37369	$8.23695	9,367
01/01/2011 to 12/31/2011	$8.23695	$7.79112	3,829
01/01/2012 to 12/31/2012	$7.79112	$8.98982	4,409
01/01/2013 to 12/31/2013	$8.98982	$12.41192	2,290
01/01/2014 to 12/31/2014	$12.41192	$13.93693	3,444
01/01/2015 to 12/31/2015	$13.93693	$12.68001	2,177
01/01/2016 to 12/31/2016	$12.68001	$15.00686	1,209
01/01/2017 to 12/31/2017	$15.00686	$17.65796	1,355
AST International Growth Portfolio
01/28/2008 to 12/31/2008	$10.09807	$5.56317	0
01/01/2009 to 12/31/2009	$5.56317	$7.42983	12,482
01/01/2010 to 12/31/2010	$7.42983	$8.39779	7,591
01/01/2011 to 12/31/2011	$8.39779	$7.21877	2,181
01/01/2012 to 12/31/2012	$7.21877	$8.57742	2,824
01/01/2013 to 12/31/2013	$8.57742	$10.08092	1,505
01/01/2014 to 12/31/2014	$10.08092	$9.40169	1,993
01/01/2015 to 12/31/2015	$9.40169	$9.57312	1,213
01/01/2016 to 12/31/2016	$9.57312	$9.09349	722
01/01/2017 to 12/31/2017	$9.09349	$12.15728	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/28/2008 to 12/31/2008	$10.06551	$6.22962	0
01/01/2009 to 12/31/2009	$6.22962	$8.02537	11,508
01/01/2010 to 12/31/2010	$8.02537	$8.80034	6,995
01/01/2011 to 12/31/2011	$8.80034	$7.59729	2,031
01/01/2012 to 12/31/2012	$7.59729	$8.75042	2,630
01/01/2013 to 12/31/2013	$8.75042	$10.31966	1,404
01/01/2014 to 12/31/2014	$10.31966	$9.50422	1,860
01/01/2015 to 12/31/2015	$9.50422	$9.45898	1,132
01/01/2016 to 12/31/2016	$9.45898	$9.39202	673
01/01/2017 to 12/31/2017	$9.39202	$11.38693	0
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99894	$10.76964	455,970
01/01/2009 to 12/31/2009	$10.76964	$11.83321	129,907
01/01/2010 to 12/31/2010	$11.83321	$12.94422	54,382
01/01/2011 to 12/31/2011	$12.94422	$14.36852	180,107
01/01/2012 to 12/31/2012	$14.36852	$15.51738	67,567
01/01/2013 to 12/31/2013	$15.51738	$14.83081	26,516
01/01/2014 to 12/31/2014	$14.83081	$15.62564	23,873
01/01/2015 to 12/31/2015	$15.62564	$15.60609	68,832
01/01/2016 to 12/31/2016	$15.60609	$16.05392	79,165
01/01/2017 to 12/31/2017	$16.05392	$16.53179	44,347
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11189	$7.15757	1,938
01/01/2009 to 12/31/2009	$7.15757	$8.94985	6,705
01/01/2010 to 12/31/2010	$8.94985	$10.05574	5,987
01/01/2011 to 12/31/2011	$10.05574	$9.87022	7,104
01/01/2012 to 12/31/2012	$9.87022	$11.06691	7,989
01/01/2013 to 12/31/2013	$11.06691	$12.70360	1,496
01/01/2014 to 12/31/2014	$12.70360	$13.33881	23
01/01/2015 to 12/31/2015	$13.33881	$13.02966	17
01/01/2016 to 12/31/2016	$13.02966	$13.53386	9
01/01/2017 to 12/31/2017	$13.53386	$15.62598	15
AST J.P. Morgan International Equity Portfolio
01/28/2008 to 12/31/2008	$10.08333	$6.42232	8,236
01/01/2009 to 12/31/2009	$6.42232	$8.61481	10,496
01/01/2010 to 12/31/2010	$8.61481	$9.11400	9,666
01/01/2011 to 12/31/2011	$9.11400	$8.17393	8,268
01/01/2012 to 12/31/2012	$8.17393	$9.83684	3,670
01/01/2013 to 12/31/2013	$9.83684	$11.20224	944
01/01/2014 to 12/31/2014	$11.20224	$10.35459	1,687
01/01/2015 to 12/31/2015	$10.35459	$9.93599	876
01/01/2016 to 12/31/2016	$9.93599	$9.99819	443
01/01/2017 to 12/31/2017	$9.99819	$12.79481	1,218
AST J.P. Morgan Strategic Opportunities Portfolio
01/28/2008 to 12/31/2008	$10.12816	$8.04051	14,529
01/01/2009 to 12/31/2009	$8.04051	$9.68501	44,258
01/01/2010 to 12/31/2010	$9.68501	$10.26045	42,572
01/01/2011 to 12/31/2011	$10.26045	$10.15261	55,208
01/01/2012 to 12/31/2012	$10.15261	$11.09649	9,955
01/01/2013 to 12/31/2013	$11.09649	$12.16250	2,331
01/01/2014 to 12/31/2014	$12.16250	$12.66064	671
01/01/2015 to 12/31/2015	$12.66064	$12.47534	634
01/01/2016 to 12/31/2016	$12.47534	$12.78831	297
01/01/2017 to 12/31/2017	$12.78831	$14.15747	623

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08433	$10.29565	0
01/01/2010 to 12/31/2010	$10.29565	$11.31363	0
01/01/2011 to 12/31/2011	$11.31363	$11.24266	0
01/01/2012 to 12/31/2012	$11.24266	$12.78372	0
01/01/2013 to 12/31/2013	$12.78372	$17.22508	0
01/01/2014 to 12/31/2014	$17.22508	$18.62008	0
01/01/2015 to 12/31/2015	$18.62008	$20.33578	0
01/01/2016 to 12/31/2016	$20.33578	$19.78128	0
01/01/2017 to 12/31/2017	$19.78128	$26.52486	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.13317	$6.26305	3,560
01/01/2009 to 12/31/2009	$6.26305	$8.02264	11,982
01/01/2010 to 12/31/2010	$8.02264	$9.48403	7,090
01/01/2011 to 12/31/2011	$9.48403	$9.27693	2,384
01/01/2012 to 12/31/2012	$9.27693	$10.28104	2,960
01/01/2013 to 12/31/2013	$10.28104	$13.86484	1,573
01/01/2014 to 12/31/2014	$13.86484	$15.13636	3,411
01/01/2015 to 12/31/2015	$15.13636	$16.44695	1,926
01/01/2016 to 12/31/2016	$16.44695	$17.14155	1,072
01/01/2017 to 12/31/2017	$17.14155	$22.50457	1,164
AST Lord Abbett Core Fixed Income Portfolio
01/28/2008 to 12/31/2008	$10.01659	$7.75694	0
01/01/2009 to 12/31/2009	$7.75694	$10.30711	8,745
01/01/2010 to 12/31/2010	$10.30711	$11.53974	2,680
01/01/2011 to 12/31/2011	$11.53974	$12.55043	4,299
01/01/2012 to 12/31/2012	$12.55043	$13.12389	0
01/01/2013 to 12/31/2013	$13.12389	$12.69635	0
01/01/2014 to 12/31/2014	$12.69635	$13.33408	0
01/01/2015 to 12/31/2015	$13.33408	$13.08603	0
01/01/2016 to 12/31/2016	$13.08603	$13.25452	0
01/01/2017 to 12/31/2017	$13.25452	$13.52354	0
AST MFS Global Equity Portfolio
01/28/2008 to 12/31/2008	$10.11112	$7.21708	9,076
01/01/2009 to 12/31/2009	$7.21708	$9.36927	13,811
01/01/2010 to 12/31/2010	$9.36927	$10.36325	8,688
01/01/2011 to 12/31/2011	$10.36325	$9.90992	8,766
01/01/2012 to 12/31/2012	$9.90992	$12.04032	5,013
01/01/2013 to 12/31/2013	$12.04032	$15.17025	2,240
01/01/2014 to 12/31/2014	$15.17025	$15.51925	4,253
01/01/2015 to 12/31/2015	$15.51925	$15.09566	2,950
01/01/2016 to 12/31/2016	$15.09566	$15.96214	1,493
01/01/2017 to 12/31/2017	$15.96214	$19.51438	0
AST MFS Growth Portfolio
01/28/2008 to 12/31/2008	$10.13173	$6.96848	0
01/01/2009 to 12/31/2009	$6.96848	$8.55087	5,627
01/01/2010 to 12/31/2010	$8.55087	$9.52023	3,283
01/01/2011 to 12/31/2011	$9.52023	$9.34224	3,169
01/01/2012 to 12/31/2012	$9.34224	$10.79785	0
01/01/2013 to 12/31/2013	$10.79785	$14.57196	0
01/01/2014 to 12/31/2014	$14.57196	$15.63787	0
01/01/2015 to 12/31/2015	$15.63787	$16.55310	0
01/01/2016 to 12/31/2016	$16.55310	$16.65343	0
01/01/2017 to 12/31/2017	$16.65343	$21.48864	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99894	$10.21092	0
01/01/2013 to 12/31/2013	$10.21092	$13.55792	0
01/01/2014 to 12/31/2014	$13.55792	$14.75141	0
01/01/2015 to 12/31/2015	$14.75141	$14.45677	0
01/01/2016 to 12/31/2016	$14.45677	$16.19054	0
01/01/2017 to 12/31/2017	$16.19054	$18.75466	0
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02885	$10.07723	0
01/01/2012 to 12/31/2012	$10.07723	$10.43244	0
01/01/2013 to 12/31/2013	$10.43244	$10.00671	0
01/01/2014 to 12/31/2014	$10.00671	$10.38696	0
01/01/2015 to 10/16/2015	$10.38696	$10.38951	0
AST Neuberger Berman Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.12623	$6.43407	1,803
01/01/2009 to 12/31/2009	$6.43407	$8.24353	9,297
01/01/2010 to 12/31/2010	$8.24353	$10.47140	8,524
01/01/2011 to 12/31/2011	$10.47140	$10.51151	9,944
01/01/2012 to 12/31/2012	$10.51151	$11.66136	4,357
01/01/2013 to 12/31/2013	$11.66136	$15.26568	2,261
01/01/2014 to 12/31/2014	$15.26568	$16.26621	2,023
01/01/2015 to 10/16/2015	$16.26621	$16.72927	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.06374	$6.57251	0
01/01/2009 to 12/31/2009	$6.57251	$7.95208	0
01/01/2010 to 12/31/2010	$7.95208	$9.44104	0
01/01/2011 to 04/29/2011	$9.44104	$10.60247	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.18499	$6.39885	1,599
01/01/2009 to 12/31/2009	$6.39885	$8.88414	2,159
01/01/2010 to 12/31/2010	$8.88414	$10.82540	1,354
01/01/2011 to 12/31/2011	$10.82540	$10.42108	974
01/01/2012 to 12/31/2012	$10.42108	$12.04930	1,105
01/01/2013 to 12/31/2013	$12.04930	$16.89141	0
01/01/2014 to 12/31/2014	$16.89141	$19.05089	3,235
01/01/2015 to 12/31/2015	$19.05089	$17.74632	1,513
01/01/2016 to 12/31/2016	$17.74632	$20.71267	1,288
01/01/2017 to 12/31/2017	$20.71267	$23.26693	2,787
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99894	$10.34979	1,715
01/01/2013 to 12/31/2013	$10.34979	$12.14939	0
01/01/2014 to 12/31/2014	$12.14939	$12.60979	0
01/01/2015 to 12/31/2015	$12.60979	$12.29348	0
01/01/2016 to 12/31/2016	$12.29348	$12.66055	0
01/01/2017 to 12/31/2017	$12.66055	$14.55973	0
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10168	$5.58342	1,985
01/01/2009 to 12/31/2009	$5.58342	$9.17787	5,518
01/01/2010 to 12/31/2010	$9.17787	$11.07776	5,107
01/01/2011 to 12/31/2011	$11.07776	$8.71893	3,815
01/01/2012 to 12/31/2012	$8.71893	$10.15007	2,902
01/01/2013 to 12/31/2013	$10.15007	$10.04205	490
01/01/2014 to 12/31/2014	$10.04205	$9.44897	930
01/01/2015 to 12/31/2015	$9.44897	$7.76750	645
01/01/2016 to 12/31/2016	$7.76750	$8.61583	327
01/01/2017 to 12/31/2017	$8.61583	$10.74908	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.06002	$8.17030	31,043
01/01/2009 to 12/31/2009	$8.17030	$9.68149	28,049
01/01/2010 to 12/31/2010	$9.68149	$10.56759	12,741
01/01/2011 to 12/31/2011	$10.56759	$10.53603	14,786
01/01/2012 to 12/31/2012	$10.53603	$11.47969	12,317
01/01/2013 to 12/31/2013	$11.47969	$12.37623	3,544
01/01/2014 to 12/31/2014	$12.37623	$12.92298	9,637
01/01/2015 to 12/31/2015	$12.92298	$12.77546	8,016
01/01/2016 to 12/31/2016	$12.77546	$13.30855	4,148
01/01/2017 to 12/31/2017	$13.30855	$14.46901	1,890
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01886	$10.07711	0
01/01/2012 to 12/31/2012	$10.07711	$10.65490	0
01/01/2013 to 12/31/2013	$10.65490	$10.27485	0
01/01/2014 to 12/31/2014	$10.27485	$10.75766	0
01/01/2015 to 12/31/2015	$10.75766	$10.59108	0
01/01/2016 to 12/31/2016	$10.59108	$10.89549	0
01/01/2017 to 12/31/2017	$10.89549	$11.36598	533
AST Prudential Growth Allocation Portfolio
01/28/2008 to 12/31/2008	$10.15577	$6.37685	0
01/01/2009 to 12/31/2009	$6.37685	$7.93025	13,836
01/01/2010 to 12/31/2010	$7.93025	$9.31741	6,813
01/01/2011 to 12/31/2011	$9.31741	$8.62634	7,553
01/01/2012 to 12/31/2012	$8.62634	$9.61580	7,496
01/01/2013 to 12/31/2013	$9.61580	$11.10850	4,000
01/01/2014 to 12/31/2014	$11.10850	$11.97449	4,483
01/01/2015 to 12/31/2015	$11.97449	$11.74838	3,042
01/01/2016 to 12/31/2016	$11.74838	$12.76860	1,619
01/01/2017 to 12/31/2017	$12.76860	$14.63412	2,742
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99894	$11.70644	0
01/01/2014 to 12/31/2014	$11.70644	$13.31764	0
01/01/2015 to 12/31/2015	$13.31764	$13.34953	0
01/01/2016 to 12/31/2016	$13.34953	$14.60919	0
01/01/2017 to 12/31/2017	$14.60919	$17.51031	0
AST QMA US Equity Alpha Portfolio
01/28/2008 to 12/31/2008	$10.17636	$6.68980	0
01/01/2009 to 12/31/2009	$6.68980	$8.04510	0
01/01/2010 to 12/31/2010	$8.04510	$9.13702	0
01/01/2011 to 12/31/2011	$9.13702	$9.33177	0
01/01/2012 to 12/31/2012	$9.33177	$10.94418	0
01/01/2013 to 12/31/2013	$10.94418	$14.30717	0
01/01/2014 to 12/31/2014	$14.30717	$16.55471	1,272
01/01/2015 to 12/31/2015	$16.55471	$16.84542	594
01/01/2016 to 12/31/2016	$16.84542	$19.09853	501
01/01/2017 to 12/31/2017	$19.09853	$23.04920	1,070
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99894	$8.92217	0
01/01/2012 to 12/31/2012	$8.92217	$9.96636	0
01/01/2013 to 12/31/2013	$9.96636	$12.04203	0
01/01/2014 to 12/31/2014	$12.04203	$12.66027	0
01/01/2015 to 12/31/2015	$12.66027	$12.51658	0
01/01/2016 to 12/31/2016	$12.51658	$13.13739	0
01/01/2017 to 12/31/2017	$13.13739	$15.32829	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08120	$7.36495	621
01/01/2009 to 12/31/2009	$7.36495	$8.97091	1,814
01/01/2010 to 12/31/2010	$8.97091	$9.91122	940
01/01/2011 to 12/31/2011	$9.91122	$9.60638	1,752
01/01/2012 to 12/31/2012	$9.60638	$10.45801	2,109
01/01/2013 to 12/31/2013	$10.45801	$11.60799	1,175
01/01/2014 to 12/31/2014	$11.60799	$12.04787	2,871
01/01/2015 to 12/31/2015	$12.04787	$11.87348	3,869
01/01/2016 to 12/31/2016	$11.87348	$12.28572	3,264
01/01/2017 to 12/31/2017	$12.28572	$14.09727	4,373
AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09938	$6.71438	53,682
01/01/2009 to 12/31/2009	$6.71438	$8.40792	72,175
01/01/2010 to 12/31/2010	$8.40792	$9.49048	42,784
01/01/2011 to 12/31/2011	$9.49048	$9.14505	47,121
01/01/2012 to 12/31/2012	$9.14505	$10.46321	11,505
01/01/2013 to 12/31/2013	$10.46321	$12.19441	5,053
01/01/2014 to 12/31/2014	$12.19441	$12.69187	9,489
01/01/2015 to 12/31/2015	$12.69187	$12.46102	6,264
01/01/2016 to 12/31/2016	$12.46102	$13.14005	3,956
01/01/2017 to 04/28/2017	$13.14005	$13.68509	0
AST Schroders Multi-Asset World Strategies Portfolio
01/28/2008 to 12/31/2008	$10.08245	$7.35331	5,986
01/01/2009 to 12/31/2009	$7.35331	$9.24887	6,024
01/01/2010 to 12/31/2010	$9.24887	$10.20869	2,280
01/01/2011 to 12/31/2011	$10.20869	$9.73713	4,616
01/01/2012 to 12/31/2012	$9.73713	$10.68267	4,988
01/01/2013 to 12/31/2013	$10.68267	$12.06419	2,364
01/01/2014 to 12/31/2014	$12.06419	$12.27097	0
01/01/2015 to 10/16/2015	$12.27097	$11.97054	0
AST Small-Cap Growth Opportunities Portfolio
01/28/2008 to 12/31/2008	$10.12639	$6.26046	0
01/01/2009 to 12/31/2009	$6.26046	$8.19873	3,172
01/01/2010 to 12/31/2010	$8.19873	$10.72760	4,850
01/01/2011 to 12/31/2011	$10.72760	$9.20156	4,168
01/01/2012 to 12/31/2012	$9.20156	$10.90673	0
01/01/2013 to 12/31/2013	$10.90673	$15.16091	0
01/01/2014 to 12/31/2014	$15.16091	$15.70587	2,435
01/01/2015 to 12/31/2015	$15.70587	$15.71133	1,142
01/01/2016 to 12/31/2016	$15.71133	$16.70414	982
01/01/2017 to 12/31/2017	$16.70414	$21.05646	2,143
AST Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.18998	$7.28972	0
01/01/2009 to 12/31/2009	$7.28972	$9.63618	6,860
01/01/2010 to 12/31/2010	$9.63618	$12.97671	4,168
01/01/2011 to 12/31/2011	$12.97671	$12.68487	1,221
01/01/2012 to 12/31/2012	$12.68487	$14.04669	1,579
01/01/2013 to 12/31/2013	$14.04669	$18.74373	846
01/01/2014 to 12/31/2014	$18.74373	$19.20990	1,122
01/01/2015 to 12/31/2015	$19.20990	$19.11231	682
01/01/2016 to 12/31/2016	$19.11231	$21.14611	406
01/01/2017 to 12/31/2017	$21.14611	$25.86790	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.23240	$7.62509	0
01/01/2009 to 12/31/2009	$7.62509	$9.55967	9,411
01/01/2010 to 12/31/2010	$9.55967	$11.89013	5,677
01/01/2011 to 12/31/2011	$11.89013	$11.03624	2,237
01/01/2012 to 12/31/2012	$11.03624	$12.87293	1,886
01/01/2013 to 12/31/2013	$12.87293	$17.46065	1,015
01/01/2014 to 12/31/2014	$17.46065	$18.14459	1,345
01/01/2015 to 12/31/2015	$18.14459	$17.13973	818
01/01/2016 to 12/31/2016	$17.13973	$21.86143	487
01/01/2017 to 12/31/2017	$21.86143	$23.16726	0
AST T. Rowe Price Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.09859	$7.74163	24,033
01/01/2009 to 12/31/2009	$7.74163	$9.48714	33,393
01/01/2010 to 12/31/2010	$9.48714	$10.44562	24,297
01/01/2011 to 12/31/2011	$10.44562	$10.51628	24,990
01/01/2012 to 12/31/2012	$10.51628	$11.78230	24,950
01/01/2013 to 12/31/2013	$11.78230	$13.58896	8,089
01/01/2014 to 12/31/2014	$13.58896	$14.20329	13,477
01/01/2015 to 12/31/2015	$14.20329	$14.02701	8,689
01/01/2016 to 12/31/2016	$14.02701	$14.89194	3,716
01/01/2017 to 12/31/2017	$14.89194	$16.96638	11,470
AST T. Rowe Price Equity Income Portfolio
01/28/2008 to 12/31/2008	$10.24327	$6.29814	0
01/01/2009 to 12/31/2009	$6.29814	$7.69684	17,035
01/01/2010 to 12/31/2010	$7.69684	$8.60439	10,422
01/01/2011 to 12/31/2011	$8.60439	$8.35484	2,809
01/01/2012 to 12/31/2012	$8.35484	$9.67022	3,724
01/01/2013 to 12/31/2013	$9.67022	$12.37990	2,004
01/01/2014 to 12/31/2014	$12.37990	$13.13362	2,585
01/01/2015 to 10/16/2015	$13.13362	$12.21226	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.10491	$6.64158	3,438
01/01/2009 to 12/31/2009	$6.64158	$10.05576	19,708
01/01/2010 to 12/31/2010	$10.05576	$11.49618	13,334
01/01/2011 to 12/31/2011	$11.49618	$11.15642	8,474
01/01/2012 to 12/31/2012	$11.15642	$12.94950	11,475
01/01/2013 to 12/31/2013	$12.94950	$18.41140	5,357
01/01/2014 to 12/31/2014	$18.41140	$19.69192	3,910
01/01/2015 to 12/31/2015	$19.69192	$21.30215	2,516
01/01/2016 to 12/31/2016	$21.30215	$21.59684	1,398
01/01/2017 to 12/31/2017	$21.59684	$29.39774	0
AST T. Rowe Price Large-Cap Value Portfolio
formerly,AST Value Equity Portfolio
01/28/2008 to 12/31/2008	$10.20727	$6.75418	0
01/01/2009 to 12/31/2009	$6.75418	$7.88493	0
01/01/2010 to 12/31/2010	$7.88493	$8.75220	0
01/01/2011 to 12/31/2011	$8.75220	$8.59746	0
01/01/2012 to 12/31/2012	$8.59746	$9.62444	0
01/01/2013 to 12/31/2013	$9.62444	$12.79101	0
01/01/2014 to 12/31/2014	$12.79101	$12.82353	0
01/01/2015 to 12/31/2015	$12.82353	$11.89141	0
01/01/2016 to 12/31/2016	$11.89141	$12.45866	0
01/01/2017 to 12/31/2017	$12.45866	$14.33500	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/28/2008 to 12/31/2008	$10.18510	$5.58255	0
01/01/2009 to 12/31/2009	$5.58255	$8.23044	4,005
01/01/2010 to 12/31/2010	$8.23044	$9.78665	2,336
01/01/2011 to 12/31/2011	$9.78665	$8.21992	2,255
01/01/2012 to 12/31/2012	$8.21992	$8.40779	0
01/01/2013 to 12/31/2013	$8.40779	$9.57650	0
01/01/2014 to 12/31/2014	$9.57650	$8.66322	0
01/01/2015 to 12/31/2015	$8.66322	$6.90556	0
01/01/2016 to 12/31/2016	$6.90556	$8.49506	0
01/01/2017 to 12/31/2017	$8.49506	$9.25058	0
AST Templeton Global Bond Portfolio
01/28/2008 to 12/31/2008	$10.03856	$9.44110	1,577
01/01/2009 to 12/31/2009	$9.44110	$10.44910	1,711
01/01/2010 to 12/31/2010	$10.44910	$10.90749	831
01/01/2011 to 12/31/2011	$10.90749	$11.21175	918
01/01/2012 to 12/31/2012	$11.21175	$11.64614	871
01/01/2013 to 12/31/2013	$11.64614	$11.06508	389
01/01/2014 to 12/31/2014	$11.06508	$10.98382	739
01/01/2015 to 12/31/2015	$10.98382	$10.34215	512
01/01/2016 to 12/31/2016	$10.34215	$10.65451	259
01/01/2017 to 12/31/2017	$10.65451	$10.73277	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.23704	$6.75166	0
01/01/2009 to 12/31/2009	$6.75166	$9.25678	11,367
01/01/2010 to 12/31/2010	$9.25678	$11.29533	6,840
01/01/2011 to 12/31/2011	$11.29533	$10.76575	3,068
01/01/2012 to 12/31/2012	$10.76575	$12.58399	2,685
01/01/2013 to 12/31/2013	$12.58399	$16.44937	1,414
01/01/2014 to 12/31/2014	$16.44937	$18.66901	2,049
01/01/2015 to 12/31/2015	$18.66901	$17.21151	1,281
01/01/2016 to 12/31/2016	$17.21151	$19.36901	725
01/01/2017 to 12/31/2017	$19.36901	$22.66421	577
AST Wellington Management Hedged Equity Portfolio
01/28/2008 to 12/31/2008	$10.14066	$6.35952	14,291
01/01/2009 to 12/31/2009	$6.35952	$8.06289	10,268
01/01/2010 to 12/31/2010	$8.06289	$9.12442	7,330
01/01/2011 to 12/31/2011	$9.12442	$8.69622	11,451
01/01/2012 to 12/31/2012	$8.69622	$9.52944	13,450
01/01/2013 to 12/31/2013	$9.52944	$11.33589	6,916
01/01/2014 to 12/31/2014	$11.33589	$11.80638	10,428
01/01/2015 to 12/31/2015	$11.80638	$11.58102	3,761
01/01/2016 to 12/31/2016	$11.58102	$12.17875	1,995
01/01/2017 to 12/31/2017	$12.17875	$13.65714	2,448
AST Western Asset Core Plus Bond Portfolio
01/28/2008 to 12/31/2008	$10.00869	$9.12808	4,279
01/01/2009 to 12/31/2009	$9.12808	$10.05881	4,644
01/01/2010 to 12/31/2010	$10.05881	$10.70403	2,256
01/01/2011 to 12/31/2011	$10.70403	$11.20336	2,490
01/01/2012 to 12/31/2012	$11.20336	$11.92793	2,364
01/01/2013 to 12/31/2013	$11.92793	$11.59912	1,056
01/01/2014 to 12/31/2014	$11.59912	$12.27440	2,005
01/01/2015 to 12/31/2015	$12.27440	$12.26680	1,391
01/01/2016 to 12/31/2016	$12.26680	$12.73326	704
01/01/2017 to 12/31/2017	$12.73326	$13.36324	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07821	$6.65948	6,169
01/01/2009 to 12/31/2009	$6.65948	$8.55057	36,686
01/01/2010 to 12/31/2010	$8.55057	$9.30519	12,554
01/01/2011 to 12/31/2011	$9.30519	$9.03247	13,052
01/01/2012 to 09/21/2012	$9.03247	$10.14668	0
*Denotes the start date of these sub-accounts

PREMIER Bb SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Combination 5% roll-up and HAV Death Benefit Only (1.45%) OR Highest Daily Value Death Benefit Only
(1.45)%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.29884	$6.92031	7,345
01/01/2009 to 12/31/2009	$6.92031	$8.48293	20,013
01/01/2010 to 12/31/2010	$8.48293	$9.36209	19,532
01/01/2011 to 12/31/2011	$9.36209	$8.98306	15,459
01/01/2012 to 12/31/2012	$8.98306	$9.96722	17,005
01/01/2013 to 12/31/2013	$9.96722	$10.80469	16,820
01/01/2014 to 12/31/2014	$10.80469	$11.05691	12,596
01/01/2015 to 12/31/2015	$11.05691	$10.54797	8,636
01/01/2016 to 12/31/2016	$10.54797	$11.05622	7,695
01/01/2017 to 12/31/2017	$11.05622	$12.27014	7,577
AST Advanced Strategies Portfolio
01/01/2008 to 12/31/2008	$10.39752	$7.19429	1,907
01/01/2009 to 12/31/2009	$7.19429	$8.94949	3,791
01/01/2010 to 12/31/2010	$8.94949	$10.03073	4,418
01/01/2011 to 12/31/2011	$10.03073	$9.89859	265
01/01/2012 to 12/31/2012	$9.89859	$11.08880	6,866
01/01/2013 to 12/31/2013	$11.08880	$12.74008	12,958
01/01/2014 to 12/31/2014	$12.74008	$13.32501	5,919
01/01/2015 to 12/31/2015	$13.32501	$13.23995	5,481
01/01/2016 to 12/31/2016	$13.23995	$13.97855	5,043
01/01/2017 to 12/31/2017	$13.97855	$16.11160	4,649
AST American Century Income & Growth Portfolio
01/01/2008 to 12/31/2008	$9.63472	$6.19723	0
01/01/2009 to 12/31/2009	$6.19723	$7.19440	0
01/01/2010 to 12/31/2010	$7.19440	$8.07352	375
01/01/2011 to 12/31/2011	$8.07352	$8.24244	322
01/01/2012 to 05/04/2012	$8.24244	$8.96281	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99882	$11.65512	0
01/01/2014 to 12/31/2014	$11.65512	$13.00149	0
01/01/2015 to 12/31/2015	$13.00149	$13.03700	0
01/01/2016 to 12/31/2016	$13.03700	$14.22639	0
01/01/2017 to 12/31/2017	$14.22639	$17.12780	0
AST Balanced Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.32504	$7.25636	0
01/01/2009 to 12/31/2009	$7.25636	$8.81895	6,533
01/01/2010 to 12/31/2010	$8.81895	$9.76337	6,436
01/01/2011 to 12/31/2011	$9.76337	$9.50706	4,808
01/01/2012 to 12/31/2012	$9.50706	$10.54016	5,331
01/01/2013 to 12/31/2013	$10.54016	$12.22301	6,011
01/01/2014 to 12/31/2014	$12.22301	$12.83410	5,624
01/01/2015 to 12/31/2015	$12.83410	$12.71088	0
01/01/2016 to 12/31/2016	$12.71088	$13.31875	0
01/01/2017 to 12/31/2017	$13.31875	$15.08586	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99882	$9.18077	0
01/01/2012 to 12/31/2012	$9.18077	$10.12587	0
01/01/2013 to 12/31/2013	$10.12587	$11.06443	0
01/01/2014 to 12/31/2014	$11.06443	$11.44021	0
01/01/2015 to 12/31/2015	$11.44021	$10.93843	0
01/01/2016 to 12/31/2016	$10.93843	$11.53288	0
01/01/2017 to 12/31/2017	$11.53288	$12.80225	0
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99882	$10.51619	0
01/01/2014 to 12/31/2014	$10.51619	$10.73685	0
01/01/2015 to 12/31/2015	$10.73685	$10.61227	0
01/01/2016 to 12/31/2016	$10.61227	$11.12499	0
01/01/2017 to 04/28/2017	$11.12499	$11.52955	0
AST BlackRock Low Duration Bond Portfolio
01/01/2008 to 12/31/2008	$10.30605	$10.27203	0
01/01/2009 to 12/31/2009	$10.27203	$11.16104	499
01/01/2010 to 12/31/2010	$11.16104	$11.43040	53
01/01/2011 to 12/31/2011	$11.43040	$11.52052	46
01/01/2012 to 12/31/2012	$11.52052	$11.88882	52
01/01/2013 to 12/31/2013	$11.88882	$11.46399	58
01/01/2014 to 12/31/2014	$11.46399	$11.28929	62
01/01/2015 to 12/31/2015	$11.28929	$11.18174	62
01/01/2016 to 12/31/2016	$11.18174	$11.20288	60
01/01/2017 to 12/31/2017	$11.20288	$11.23180	68
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2008 to 12/31/2008	$10.49431	$10.11063	0
01/01/2009 to 12/31/2009	$10.11063	$11.61306	1,440
01/01/2010 to 12/31/2010	$11.61306	$12.33061	491
01/01/2011 to 12/31/2011	$12.33061	$12.54083	422
01/01/2012 to 12/31/2012	$12.54083	$13.51375	457
01/01/2013 to 12/31/2013	$13.51375	$13.07592	511
01/01/2014 to 12/31/2014	$13.07592	$13.43439	528
01/01/2015 to 12/31/2015	$13.43439	$12.96326	530
01/01/2016 to 12/31/2016	$12.96326	$13.31867	500
01/01/2017 to 12/31/2017	$13.31867	$13.70140	561
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14559	$10.30343	0
01/01/2010 to 12/31/2010	$10.30343	$11.55004	262
01/01/2011 to 12/31/2011	$11.55004	$10.71663	241
01/01/2012 to 12/31/2012	$10.71663	$11.96121	263
01/01/2013 to 12/31/2013	$11.96121	$15.49594	226
01/01/2014 to 12/31/2014	$15.49594	$16.84248	216
01/01/2015 to 12/31/2015	$16.84248	$15.81068	211
01/01/2016 to 12/31/2016	$15.81068	$17.72742	213
01/01/2017 to 04/28/2017	$17.72742	$18.37860	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.28805	$6.59783	8,995
01/01/2009 to 12/31/2009	$6.59783	$8.15083	13,557
01/01/2010 to 12/31/2010	$8.15083	$9.10900	12,504
01/01/2011 to 12/31/2011	$9.10900	$8.76109	8,534
01/01/2012 to 12/31/2012	$8.76109	$9.82079	10,273
01/01/2013 to 12/31/2013	$9.82079	$11.87593	10,842
01/01/2014 to 12/31/2014	$11.87593	$12.52499	7,400
01/01/2015 to 12/31/2015	$12.52499	$12.41174	20,625
01/01/2016 to 12/31/2016	$12.41174	$13.07117	20,363
01/01/2017 to 12/31/2017	$13.07117	$15.18988	19,461
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99882	$11.68540	0
01/01/2014 to 12/31/2014	$11.68540	$13.08599	0
01/01/2015 to 12/31/2015	$13.08599	$12.43829	0
01/01/2016 to 12/31/2016	$12.43829	$14.08695	0
01/01/2017 to 12/31/2017	$14.08695	$16.44167	0
AST Cohen & Steers Realty Portfolio
01/01/2008 to 12/31/2008	$8.82166	$5.64758	0
01/01/2009 to 12/31/2009	$5.64758	$7.34437	0
01/01/2010 to 12/31/2010	$7.34437	$9.31659	0
01/01/2011 to 12/31/2011	$9.31659	$9.78880	0
01/01/2012 to 12/31/2012	$9.78880	$11.12971	0
01/01/2013 to 12/31/2013	$11.12971	$11.31441	0
01/01/2014 to 12/31/2014	$11.31441	$14.60043	0
01/01/2015 to 12/31/2015	$14.60043	$15.08887	0
01/01/2016 to 12/31/2016	$15.08887	$15.58984	0
01/01/2017 to 12/31/2017	$15.58984	$16.32732	0
AST DeAm Small-Cap Value Portfolio
01/01/2008 to 07/18/2008	$8.91274	$8.17615	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99882	$9.70424	0
01/01/2014 to 12/31/2014	$9.70424	$10.05361	0
01/01/2015 to 12/31/2015	$10.05361	$9.90035	0
01/01/2016 to 12/31/2016	$9.90035	$10.20495	0
01/01/2017 to 04/28/2017	$10.20495	$10.42434	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10367	$7.51815	0
01/01/2009 to 12/31/2009	$7.51815	$8.98396	0
01/01/2010 to 12/31/2010	$8.98396	$10.03546	0
01/01/2011 to 12/31/2011	$10.03546	$9.64768	0
01/01/2012 to 12/31/2012	$9.64768	$10.80641	0
01/01/2013 to 12/31/2013	$10.80641	$12.69962	0
01/01/2014 to 12/31/2014	$12.69962	$13.23393	0
01/01/2015 to 10/16/2015	$13.23393	$13.22468	0
AST FI Pyramis® Quantitative Portfolio
01/01/2008 to 12/31/2008	$10.18603	$6.57782	4,559
01/01/2009 to 12/31/2009	$6.57782	$8.03026	44,280
01/01/2010 to 12/31/2010	$8.03026	$9.05242	37,967
01/01/2011 to 12/31/2011	$9.05242	$8.78893	23,714
01/01/2012 to 12/31/2012	$8.78893	$9.58449	24,781
01/01/2013 to 12/31/2013	$9.58449	$10.84192	30,805
01/01/2014 to 12/31/2014	$10.84192	$11.02371	28,064
01/01/2015 to 12/31/2015	$11.02371	$10.97368	26,601
01/01/2016 to 12/31/2016	$10.97368	$11.27725	24,902
01/01/2017 to 12/31/2017	$11.27725	$12.94754	23,655

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99882	$7.48075	0
01/01/2009 to 11/13/2009	$7.48075	$8.38324	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99882	$10.76447	14,583
01/01/2013 to 12/31/2013	$10.76447	$13.20735	14,802
01/01/2014 to 12/31/2014	$13.20735	$13.43229	14,113
01/01/2015 to 10/16/2015	$13.43229	$12.89347	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99882	$10.83312	0
01/01/2014 to 12/31/2014	$10.83312	$10.95158	0
01/01/2015 to 10/16/2015	$10.95158	$10.47208	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17550	$6.11981	0
01/01/2009 to 12/31/2009	$6.11981	$8.14959	0
01/01/2010 to 12/31/2010	$8.14959	$9.65569	313
01/01/2011 to 12/31/2011	$9.65569	$9.03826	284
01/01/2012 to 12/31/2012	$9.03826	$11.29693	284
01/01/2013 to 12/31/2013	$11.29693	$11.61955	281
01/01/2014 to 12/31/2014	$11.61955	$13.04825	271
01/01/2015 to 12/31/2015	$13.04825	$12.85019	270
01/01/2016 to 12/31/2016	$12.85019	$12.78031	272
01/01/2017 to 12/31/2017	$12.78031	$13.96947	282
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2008 to 12/31/2008	$10.20844	$6.01030	0
01/01/2009 to 12/31/2009	$6.01030	$8.85096	0
01/01/2010 to 12/31/2010	$8.85096	$9.62211	0
01/01/2011 to 12/31/2011	$9.62211	$9.10934	0
01/01/2012 to 12/31/2012	$9.10934	$10.75359	0
01/01/2013 to 12/31/2013	$10.75359	$13.75226	0
01/01/2014 to 02/07/2014	$13.75226	$13.53225	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.01835	$5.85686	0
01/01/2009 to 12/31/2009	$5.85686	$6.88090	0
01/01/2010 to 12/31/2010	$6.88090	$7.65653	0
01/01/2011 to 12/31/2011	$7.65653	$7.13069	0
01/01/2012 to 12/31/2012	$7.13069	$8.41103	0
01/01/2013 to 12/31/2013	$8.41103	$11.07172	0
01/01/2014 to 12/31/2014	$11.07172	$12.34676	0
01/01/2015 to 12/31/2015	$12.34676	$11.60783	0
01/01/2016 to 12/31/2016	$11.60783	$12.76281	0
01/01/2017 to 12/31/2017	$12.76281	$13.80709	287
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.21339	$5.96055	0
01/01/2009 to 12/31/2009	$5.96055	$9.22992	0
01/01/2010 to 12/31/2010	$9.22992	$10.90173	0
01/01/2011 to 12/31/2011	$10.90173	$10.42623	0
01/01/2012 to 12/31/2012	$10.42623	$12.29284	0
01/01/2013 to 12/31/2013	$12.29284	$16.01791	0
01/01/2014 to 12/31/2014	$16.01791	$17.60901	0
01/01/2015 to 12/31/2015	$17.60901	$16.37051	205
01/01/2016 to 12/31/2016	$16.37051	$16.40242	215
01/01/2017 to 12/31/2017	$16.40242	$20.54881	192

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08934	$7.62724	0
01/01/2009 to 12/31/2009	$7.62724	$9.27629	0
01/01/2010 to 12/31/2010	$9.27629	$10.20417	0
01/01/2011 to 12/31/2011	$10.20417	$10.00753	0
01/01/2012 to 12/31/2012	$10.00753	$10.86353	0
01/01/2013 to 12/31/2013	$10.86353	$11.75988	3,570
01/01/2014 to 12/31/2014	$11.75988	$12.06025	0
01/01/2015 to 12/31/2015	$12.06025	$11.77970	0
01/01/2016 to 12/31/2016	$11.77970	$12.22192	0
01/01/2017 to 12/31/2017	$12.22192	$13.52748	0
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03370	$7.64731	0
01/01/2009 to 12/31/2009	$7.64731	$9.56186	0
01/01/2010 to 12/31/2010	$9.56186	$11.94804	0
01/01/2011 to 12/31/2011	$11.94804	$11.93074	0
01/01/2012 to 12/31/2012	$11.93074	$13.60523	0
01/01/2013 to 12/31/2013	$13.60523	$18.61576	0
01/01/2014 to 12/31/2014	$18.61576	$19.67053	0
01/01/2015 to 12/31/2015	$19.67053	$18.32398	0
01/01/2016 to 12/31/2016	$18.32398	$22.45392	0
01/01/2017 to 12/31/2017	$22.45392	$24.83144	0
AST Government Money Market Portfolio
01/01/2008 to 12/31/2008	$10.10576	$10.21118	0
01/01/2009 to 12/31/2009	$10.21118	$10.09012	0
01/01/2010 to 12/31/2010	$10.09012	$9.94829	0
01/01/2011 to 12/31/2011	$9.94829	$9.80857	0
01/01/2012 to 12/31/2012	$9.80857	$9.66900	0
01/01/2013 to 12/31/2013	$9.66900	$9.53055	0
01/01/2014 to 12/31/2014	$9.53055	$9.39466	0
01/01/2015 to 12/31/2015	$9.39466	$9.25994	0
01/01/2016 to 12/31/2016	$9.25994	$9.12825	0
01/01/2017 to 12/31/2017	$9.12825	$9.02874	0
AST High Yield Portfolio
01/01/2008 to 12/31/2008	$10.19891	$7.48515	0
01/01/2009 to 12/31/2009	$7.48515	$10.00131	288
01/01/2010 to 12/31/2010	$10.00131	$11.18927	0
01/01/2011 to 12/31/2011	$11.18927	$11.37958	0
01/01/2012 to 12/31/2012	$11.37958	$12.77314	0
01/01/2013 to 12/31/2013	$12.77314	$13.49458	0
01/01/2014 to 12/31/2014	$13.49458	$13.64192	0
01/01/2015 to 12/31/2015	$13.64192	$12.96778	0
01/01/2016 to 12/31/2016	$12.96778	$14.75082	0
01/01/2017 to 12/31/2017	$14.75082	$15.62688	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2008 to 12/31/2008	$9.52253	$5.49196	0
01/01/2009 to 12/31/2009	$5.49196	$6.46539	0
01/01/2010 to 12/31/2010	$6.46539	$7.21162	0
01/01/2011 to 12/31/2011	$7.21162	$6.81122	0
01/01/2012 to 12/31/2012	$6.81122	$7.84749	0
01/01/2013 to 12/31/2013	$7.84749	$10.81868	0
01/01/2014 to 12/31/2014	$10.81868	$12.12993	0
01/01/2015 to 12/31/2015	$12.12993	$11.01966	0
01/01/2016 to 12/31/2016	$11.01966	$13.02263	0
01/01/2017 to 12/31/2017	$13.02263	$15.30071	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2008 to 12/31/2008	$10.88763	$5.34102	0
01/01/2009 to 12/31/2009	$5.34102	$7.12250	0
01/01/2010 to 12/31/2010	$7.12250	$8.03865	0
01/01/2011 to 12/31/2011	$8.03865	$6.89985	0
01/01/2012 to 12/31/2012	$6.89985	$8.18629	0
01/01/2013 to 12/31/2013	$8.18629	$9.60703	0
01/01/2014 to 12/31/2014	$9.60703	$8.94656	0
01/01/2015 to 12/31/2015	$8.94656	$9.09626	0
01/01/2016 to 12/31/2016	$9.09626	$8.62765	0
01/01/2017 to 12/31/2017	$8.62765	$11.51754	0
AST International Value Portfolio
01/01/2008 to 12/31/2008	$10.28292	$5.67570	0
01/01/2009 to 12/31/2009	$5.67570	$7.30087	0
01/01/2010 to 12/31/2010	$7.30087	$7.99406	0
01/01/2011 to 12/31/2011	$7.99406	$6.89106	0
01/01/2012 to 12/31/2012	$6.89106	$7.92523	0
01/01/2013 to 12/31/2013	$7.92523	$9.33267	0
01/01/2014 to 12/31/2014	$9.33267	$8.58256	0
01/01/2015 to 12/31/2015	$8.58256	$8.52904	0
01/01/2016 to 12/31/2016	$8.52904	$8.45616	0
01/01/2017 to 12/31/2017	$8.45616	$10.23712	0
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99882	$10.75490	62,309
01/01/2009 to 12/31/2009	$10.75490	$11.79957	2,680
01/01/2010 to 12/31/2010	$11.79957	$12.88832	16
01/01/2011 to 12/31/2011	$12.88832	$14.28535	23,767
01/01/2012 to 12/31/2012	$14.28535	$15.40481	15,868
01/01/2013 to 12/31/2013	$15.40481	$14.70138	3,032
01/01/2014 to 12/31/2014	$14.70138	$15.46643	0
01/01/2015 to 12/31/2015	$15.46643	$15.42415	322
01/01/2016 to 12/31/2016	$15.42415	$15.84331	774
01/01/2017 to 12/31/2017	$15.84331	$16.29092	89
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11185	$7.15044	0
01/01/2009 to 12/31/2009	$7.15044	$8.92777	0
01/01/2010 to 12/31/2010	$8.92777	$10.01618	0
01/01/2011 to 12/31/2011	$10.01618	$9.81691	0
01/01/2012 to 12/31/2012	$9.81691	$10.99084	0
01/01/2013 to 12/31/2013	$10.99084	$12.59764	0
01/01/2014 to 12/31/2014	$12.59764	$13.20793	0
01/01/2015 to 12/31/2015	$13.20793	$12.88281	0
01/01/2016 to 12/31/2016	$12.88281	$13.36157	0
01/01/2017 to 12/31/2017	$13.36157	$15.40431	0
AST J.P. Morgan International Equity Portfolio
01/01/2008 to 12/31/2008	$10.29605	$5.94912	0
01/01/2009 to 12/31/2009	$5.94912	$7.96823	0
01/01/2010 to 12/31/2010	$7.96823	$8.41747	0
01/01/2011 to 12/31/2011	$8.41747	$7.53806	0
01/01/2012 to 12/31/2012	$7.53806	$9.05805	0
01/01/2013 to 12/31/2013	$9.05805	$10.30009	0
01/01/2014 to 12/31/2014	$10.30009	$9.50659	0
01/01/2015 to 12/31/2015	$9.50659	$9.10879	0
01/01/2016 to 12/31/2016	$9.10879	$9.15230	0
01/01/2017 to 12/31/2017	$9.15230	$11.69504	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2008 to 12/31/2008	$9.66222	$7.84633	0
01/01/2009 to 12/31/2009	$7.84633	$9.43725	0
01/01/2010 to 12/31/2010	$9.43725	$9.98324	303
01/01/2011 to 12/31/2011	$9.98324	$9.86367	265
01/01/2012 to 12/31/2012	$9.86367	$10.76475	290
01/01/2013 to 12/31/2013	$10.76475	$11.78152	291
01/01/2014 to 12/31/2014	$11.78152	$12.24589	291
01/01/2015 to 12/31/2015	$12.24589	$12.04884	285
01/01/2016 to 12/31/2016	$12.04884	$12.33286	280
01/01/2017 to 12/31/2017	$12.33286	$13.63317	283
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08421	$10.29364	0
01/01/2010 to 12/31/2010	$10.29364	$11.29477	268
01/01/2011 to 12/31/2011	$11.29477	$11.20724	226
01/01/2012 to 12/31/2012	$11.20724	$12.72450	246
01/01/2013 to 12/31/2013	$12.72450	$17.12000	210
01/01/2014 to 12/31/2014	$17.12000	$18.47909	193
01/01/2015 to 12/31/2015	$18.47909	$20.15204	169
01/01/2016 to 12/31/2016	$20.15204	$19.57371	178
01/01/2017 to 12/31/2017	$19.57371	$26.20786	148
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.63036	$5.90344	0
01/01/2009 to 12/31/2009	$5.90344	$7.55074	0
01/01/2010 to 12/31/2010	$7.55074	$8.91287	0
01/01/2011 to 12/31/2011	$8.91287	$8.70535	0
01/01/2012 to 12/31/2012	$8.70535	$9.63330	0
01/01/2013 to 12/31/2013	$9.63330	$12.97216	0
01/01/2014 to 12/31/2014	$12.97216	$14.14092	0
01/01/2015 to 12/31/2015	$14.14092	$15.34263	0
01/01/2016 to 12/31/2016	$15.34263	$15.96712	0
01/01/2017 to 12/31/2017	$15.96712	$20.93177	0
AST Lord Abbett Core Fixed Income Portfolio
01/01/2008 to 12/31/2008	$10.19109	$7.70952	0
01/01/2009 to 12/31/2009	$7.70952	$10.22891	564
01/01/2010 to 12/31/2010	$10.22891	$11.43528	265
01/01/2011 to 12/31/2011	$11.43528	$12.41847	214
01/01/2012 to 12/31/2012	$12.41847	$12.96660	237
01/01/2013 to 12/31/2013	$12.96660	$12.52564	268
01/01/2014 to 12/31/2014	$12.52564	$13.13547	271
01/01/2015 to 12/31/2015	$13.13547	$12.87219	269
01/01/2016 to 12/31/2016	$12.87219	$13.01865	255
01/01/2017 to 12/31/2017	$13.01865	$13.26337	289
AST MFS Global Equity Portfolio
01/01/2008 to 12/31/2008	$10.28869	$6.69443	0
01/01/2009 to 12/31/2009	$6.69443	$8.67775	0
01/01/2010 to 12/31/2010	$8.67775	$9.58414	0
01/01/2011 to 12/31/2011	$9.58414	$9.15137	0
01/01/2012 to 12/31/2012	$9.15137	$11.10221	0
01/01/2013 to 12/31/2013	$11.10221	$13.96776	0
01/01/2014 to 12/31/2014	$13.96776	$14.26799	0
01/01/2015 to 12/31/2015	$14.26799	$13.85797	0
01/01/2016 to 12/31/2016	$13.85797	$14.63187	0
01/01/2017 to 12/31/2017	$14.63187	$17.86172	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2008 to 12/31/2008	$10.63174	$6.67526	0
01/01/2009 to 12/31/2009	$6.67526	$8.17908	0
01/01/2010 to 12/31/2010	$8.17908	$9.09295	0
01/01/2011 to 12/31/2011	$9.09295	$8.90984	0
01/01/2012 to 12/31/2012	$8.90984	$10.28282	0
01/01/2013 to 12/31/2013	$10.28282	$13.85645	0
01/01/2014 to 12/31/2014	$13.85645	$14.84808	0
01/01/2015 to 12/31/2015	$14.84808	$15.69383	0
01/01/2016 to 12/31/2016	$15.69383	$15.76561	0
01/01/2017 to 12/31/2017	$15.76561	$20.31315	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99882	$10.20527	0
01/01/2013 to 12/31/2013	$10.20527	$13.53029	0
01/01/2014 to 12/31/2014	$13.53029	$14.69964	0
01/01/2015 to 12/31/2015	$14.69964	$14.38472	0
01/01/2016 to 12/31/2016	$14.38472	$16.08604	0
01/01/2017 to 12/31/2017	$16.08604	$18.60628	0
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02873	$10.07465	0
01/01/2012 to 12/31/2012	$10.07465	$10.41438	0
01/01/2013 to 12/31/2013	$10.41438	$9.97470	0
01/01/2014 to 12/31/2014	$9.97470	$10.33849	0
01/01/2015 to 10/16/2015	$10.33849	$10.32903	0
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.37611	$5.81109	0
01/01/2009 to 12/31/2009	$5.81109	$7.43429	0
01/01/2010 to 12/31/2010	$7.43429	$9.42952	321
01/01/2011 to 12/31/2011	$9.42952	$9.45166	269
01/01/2012 to 12/31/2012	$9.45166	$10.46998	298
01/01/2013 to 12/31/2013	$10.46998	$13.68593	256
01/01/2014 to 12/31/2014	$13.68593	$14.56126	252
01/01/2015 to 10/16/2015	$14.56126	$14.95822	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.89740	$6.17218	0
01/01/2009 to 12/31/2009	$6.17218	$7.45664	0
01/01/2010 to 12/31/2010	$7.45664	$8.83969	342
01/01/2011 to 04/29/2011	$8.83969	$9.92231	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.11092	$5.75471	0
01/01/2009 to 12/31/2009	$5.75471	$7.97806	0
01/01/2010 to 12/31/2010	$7.97806	$9.70711	0
01/01/2011 to 12/31/2011	$9.70711	$9.33083	0
01/01/2012 to 12/31/2012	$9.33083	$10.77264	0
01/01/2013 to 12/31/2013	$10.77264	$15.07934	0
01/01/2014 to 12/31/2014	$15.07934	$16.98191	0
01/01/2015 to 12/31/2015	$16.98191	$15.79563	0
01/01/2016 to 12/31/2016	$15.79563	$18.40869	0
01/01/2017 to 12/31/2017	$18.40869	$20.64838	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99882	$10.33938	303
01/01/2013 to 12/31/2013	$10.33938	$12.11929	285
01/01/2014 to 12/31/2014	$12.11929	$12.55995	284
01/01/2015 to 12/31/2015	$12.55995	$12.22672	279
01/01/2016 to 12/31/2016	$12.22672	$12.57315	282
01/01/2017 to 12/31/2017	$12.57315	$14.43804	271

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10156	$5.57966	0
01/01/2009 to 12/31/2009	$5.57966	$9.15819	0
01/01/2010 to 12/31/2010	$9.15819	$11.03759	274
01/01/2011 to 12/31/2011	$11.03759	$8.67448	285
01/01/2012 to 12/31/2012	$8.67448	$10.08338	321
01/01/2013 to 12/31/2013	$10.08338	$9.96140	335
01/01/2014 to 12/31/2014	$9.96140	$9.35920	349
01/01/2015 to 12/31/2015	$9.35920	$7.68233	418
01/01/2016 to 12/31/2016	$7.68233	$8.50883	397
01/01/2017 to 12/31/2017	$8.50883	$10.59987	373
AST Preservation Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.37058	$8.23042	11,895
01/01/2009 to 12/31/2009	$8.23042	$9.73831	15,811
01/01/2010 to 12/31/2010	$9.73831	$10.61391	17,350
01/01/2011 to 12/31/2011	$10.61391	$10.56663	33,713
01/01/2012 to 12/31/2012	$10.56663	$11.49601	8,621
01/01/2013 to 12/31/2013	$11.49601	$12.37558	7,282
01/01/2014 to 12/31/2014	$12.37558	$12.90312	5,959
01/01/2015 to 12/31/2015	$12.90312	$12.73688	4,796
01/01/2016 to 12/31/2016	$12.73688	$13.24881	3,494
01/01/2017 to 12/31/2017	$13.24881	$14.38296	3,005
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01874	$10.07457	0
01/01/2012 to 12/31/2012	$10.07457	$10.63642	0
01/01/2013 to 12/31/2013	$10.63642	$10.24188	0
01/01/2014 to 12/31/2014	$10.24188	$10.70741	0
01/01/2015 to 12/31/2015	$10.70741	$10.52611	0
01/01/2016 to 12/31/2016	$10.52611	$10.81265	0
01/01/2017 to 12/31/2017	$10.81265	$11.26295	0
AST Prudential Growth Allocation Portfolio
01/01/2008 to 12/31/2008	$10.25767	$5.99477	8,216
01/01/2009 to 12/31/2009	$5.99477	$7.44399	76,659
01/01/2010 to 12/31/2010	$7.44399	$8.73322	68,612
01/01/2011 to 12/31/2011	$8.73322	$8.07355	49,606
01/01/2012 to 12/31/2012	$8.07355	$8.98632	46,359
01/01/2013 to 12/31/2013	$8.98632	$10.36603	53,377
01/01/2014 to 12/31/2014	$10.36603	$11.15761	52,408
01/01/2015 to 12/31/2015	$11.15761	$10.93076	58,223
01/01/2016 to 12/31/2016	$10.93076	$11.86246	54,353
01/01/2017 to 12/31/2017	$11.86246	$13.57564	63,387
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99882	$11.69467	0
01/01/2014 to 12/31/2014	$11.69467	$13.28448	0
01/01/2015 to 12/31/2015	$13.28448	$13.29657	0
01/01/2016 to 12/31/2016	$13.29657	$14.52963	0
01/01/2017 to 12/31/2017	$14.52963	$17.38915	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2008 to 12/31/2008	$9.71045	$5.86575	0
01/01/2009 to 12/31/2009	$5.86575	$7.04364	0
01/01/2010 to 12/31/2010	$7.04364	$7.98785	303
01/01/2011 to 12/31/2011	$7.98785	$8.14600	259
01/01/2012 to 12/31/2012	$8.14600	$9.53931	260
01/01/2013 to 12/31/2013	$9.53931	$12.45219	229
01/01/2014 to 12/31/2014	$12.45219	$14.38699	200
01/01/2015 to 12/31/2015	$14.38699	$14.61800	183
01/01/2016 to 12/31/2016	$14.61800	$16.54864	180
01/01/2017 to 12/31/2017	$16.54864	$19.94242	160
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99882	$8.91334	0
01/01/2012 to 12/31/2012	$8.91334	$9.94188	0
01/01/2013 to 12/31/2013	$9.94188	$11.99479	0
01/01/2014 to 12/31/2014	$11.99479	$12.59198	0
01/01/2015 to 12/31/2015	$12.59198	$12.43070	0
01/01/2016 to 12/31/2016	$12.43070	$13.02803	0
01/01/2017 to 12/31/2017	$13.02803	$15.17828	0
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08116	$7.35764	0
01/01/2009 to 12/31/2009	$7.35764	$8.94874	0
01/01/2010 to 12/31/2010	$8.94874	$9.87209	0
01/01/2011 to 12/31/2011	$9.87209	$9.55454	0
01/01/2012 to 12/31/2012	$9.55454	$10.38610	3,421
01/01/2013 to 12/31/2013	$10.38610	$11.51103	9,247
01/01/2014 to 12/31/2014	$11.51103	$11.92971	2,937
01/01/2015 to 12/31/2015	$11.92971	$11.73972	2,714
01/01/2016 to 12/31/2016	$11.73972	$12.12933	2,491
01/01/2017 to 12/31/2017	$12.12933	$13.89719	2,290
AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09933	$6.70773	0
01/01/2009 to 12/31/2009	$6.70773	$8.38714	16,224
01/01/2010 to 12/31/2010	$8.38714	$9.45299	15,866
01/01/2011 to 12/31/2011	$9.45299	$9.09547	11,427
01/01/2012 to 12/31/2012	$9.09547	$10.39093	14,394
01/01/2013 to 12/31/2013	$10.39093	$12.09213	13,942
01/01/2014 to 12/31/2014	$12.09213	$12.56676	12,607
01/01/2015 to 12/31/2015	$12.56676	$12.31992	11,485
01/01/2016 to 12/31/2016	$12.31992	$12.97228	10,347
01/01/2017 to 04/28/2017	$12.97228	$13.50386	0
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2008 to 12/31/2008	$10.29769	$7.08581	0
01/01/2009 to 12/31/2009	$7.08581	$8.89921	0
01/01/2010 to 12/31/2010	$8.89921	$9.80826	309
01/01/2011 to 12/31/2011	$9.80826	$9.34142	277
01/01/2012 to 12/31/2012	$9.34142	$10.23331	306
01/01/2013 to 12/31/2013	$10.23331	$11.53955	298
01/01/2014 to 12/31/2014	$11.53955	$11.71990	301
01/01/2015 to 10/16/2015	$11.71990	$11.41960	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2008 to 12/31/2008	$10.23905	$5.64256	0
01/01/2009 to 12/31/2009	$5.64256	$7.37852	0
01/01/2010 to 12/31/2010	$7.37852	$9.64021	0
01/01/2011 to 12/31/2011	$9.64021	$8.25662	309
01/01/2012 to 12/31/2012	$8.25662	$9.77213	315
01/01/2013 to 12/31/2013	$9.77213	$13.56363	275
01/01/2014 to 12/31/2014	$13.56363	$14.03036	262
01/01/2015 to 12/31/2015	$14.03036	$14.01450	240
01/01/2016 to 12/31/2016	$14.01450	$14.87809	255
01/01/2017 to 12/31/2017	$14.87809	$18.72707	211
AST Small-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$9.96928	$6.38753	0
01/01/2009 to 12/31/2009	$6.38753	$8.43118	0
01/01/2010 to 12/31/2010	$8.43118	$11.33740	0
01/01/2011 to 12/31/2011	$11.33740	$11.06613	0
01/01/2012 to 12/31/2012	$11.06613	$12.23591	0
01/01/2013 to 12/31/2013	$12.23591	$16.30330	0
01/01/2014 to 12/31/2014	$16.30330	$16.68408	0
01/01/2015 to 12/31/2015	$16.68408	$16.57494	0
01/01/2016 to 12/31/2016	$16.57494	$18.31169	0
01/01/2017 to 12/31/2017	$18.31169	$22.36754	0
AST Small-Cap Value Portfolio
01/01/2008 to 12/31/2008	$9.33937	$6.47012	0
01/01/2009 to 12/31/2009	$6.47012	$8.09962	0
01/01/2010 to 12/31/2010	$8.09962	$10.05929	0
01/01/2011 to 12/31/2011	$10.05929	$9.32310	0
01/01/2012 to 12/31/2012	$9.32310	$10.85862	0
01/01/2013 to 12/31/2013	$10.85862	$14.70665	0
01/01/2014 to 12/31/2014	$14.70665	$15.26022	0
01/01/2015 to 12/31/2015	$15.26022	$14.39385	0
01/01/2016 to 12/31/2016	$14.39385	$18.33216	0
01/01/2017 to 12/31/2017	$18.33216	$19.39845	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.11677	$7.38495	0
01/01/2009 to 12/31/2009	$7.38495	$9.03658	4,372
01/01/2010 to 12/31/2010	$9.03658	$9.93489	3,642
01/01/2011 to 12/31/2011	$9.93489	$9.98734	2,467
01/01/2012 to 12/31/2012	$9.98734	$11.17302	12,662
01/01/2013 to 12/31/2013	$11.17302	$12.86715	16,079
01/01/2014 to 12/31/2014	$12.86715	$13.42895	8,153
01/01/2015 to 12/31/2015	$13.42895	$13.24254	7,526
01/01/2016 to 12/31/2016	$13.24254	$14.03840	6,873
01/01/2017 to 12/31/2017	$14.03840	$15.97033	6,308
AST T. Rowe Price Equity Income Portfolio
01/01/2008 to 12/31/2008	$9.44804	$5.41221	0
01/01/2009 to 12/31/2009	$5.41221	$6.60440	0
01/01/2010 to 12/31/2010	$6.60440	$7.37219	0
01/01/2011 to 12/31/2011	$7.37219	$7.14783	0
01/01/2012 to 12/31/2012	$7.14783	$8.26106	0
01/01/2013 to 12/31/2013	$8.26106	$10.56033	0
01/01/2014 to 12/31/2014	$10.56033	$11.18666	0
01/01/2015 to 10/16/2015	$11.18666	$10.38962	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.01532	$5.86720	0
01/01/2009 to 12/31/2009	$5.86720	$8.87009	0
01/01/2010 to 12/31/2010	$8.87009	$10.12570	0
01/01/2011 to 12/31/2011	$10.12570	$9.81196	0
01/01/2012 to 12/31/2012	$9.81196	$11.37211	0
01/01/2013 to 12/31/2013	$11.37211	$16.14477	0
01/01/2014 to 12/31/2014	$16.14477	$17.24216	0
01/01/2015 to 12/31/2015	$17.24216	$18.62449	0
01/01/2016 to 12/31/2016	$18.62449	$18.85434	0
01/01/2017 to 12/31/2017	$18.85434	$25.62687	0
AST T. Rowe Price Large-Cap Value Portfolio
formerly,AST Value Equity Portfolio
01/01/2008 to 12/31/2008	$9.75980	$6.03180	0
01/01/2009 to 12/31/2009	$6.03180	$7.03129	0
01/01/2010 to 12/31/2010	$7.03129	$7.79321	0
01/01/2011 to 12/31/2011	$7.79321	$7.64417	0
01/01/2012 to 12/31/2012	$7.64417	$8.54453	0
01/01/2013 to 12/31/2013	$8.54453	$11.33899	0
01/01/2014 to 12/31/2014	$11.33899	$11.35109	0
01/01/2015 to 12/31/2015	$11.35109	$10.51046	0
01/01/2016 to 12/31/2016	$10.51046	$10.99545	0
01/01/2017 to 12/31/2017	$10.99545	$12.63282	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2008 to 12/31/2008	$11.53717	$5.68760	0
01/01/2009 to 12/31/2009	$5.68760	$8.37294	0
01/01/2010 to 12/31/2010	$8.37294	$9.94136	304
01/01/2011 to 12/31/2011	$9.94136	$8.33750	296
01/01/2012 to 12/31/2012	$8.33750	$8.51535	364
01/01/2013 to 12/31/2013	$8.51535	$9.68461	349
01/01/2014 to 12/31/2014	$9.68461	$8.74803	379
01/01/2015 to 12/31/2015	$8.74803	$6.96277	452
01/01/2016 to 12/31/2016	$6.96277	$8.55294	432
01/01/2017 to 12/31/2017	$8.55294	$9.29993	420
AST Templeton Global Bond Portfolio
01/01/2008 to 12/31/2008	$10.54736	$10.14348	0
01/01/2009 to 12/31/2009	$10.14348	$11.20990	246
01/01/2010 to 12/31/2010	$11.20990	$11.68438	259
01/01/2011 to 12/31/2011	$11.68438	$11.99252	218
01/01/2012 to 12/31/2012	$11.99252	$12.43863	247
01/01/2013 to 12/31/2013	$12.43863	$11.80063	288
01/01/2014 to 12/31/2014	$11.80063	$11.69673	295
01/01/2015 to 12/31/2015	$11.69673	$10.99718	310
01/01/2016 to 12/31/2016	$10.99718	$11.31268	314
01/01/2017 to 12/31/2017	$11.31268	$11.37896	333
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2008 to 12/31/2008	$9.75817	$5.95152	0
01/01/2009 to 12/31/2009	$5.95152	$8.14768	0
01/01/2010 to 12/31/2010	$8.14768	$9.92733	0
01/01/2011 to 12/31/2011	$9.92733	$9.44800	0
01/01/2012 to 12/31/2012	$9.44800	$11.02744	0
01/01/2013 to 12/31/2013	$11.02744	$14.39334	0
01/01/2014 to 12/31/2014	$14.39334	$16.31139	0
01/01/2015 to 12/31/2015	$16.31139	$15.01572	0
01/01/2016 to 12/31/2016	$15.01572	$16.87311	0
01/01/2017 to 12/31/2017	$16.87311	$19.71457	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2008 to 12/31/2008	$10.23177	$5.81656	0
01/01/2009 to 12/31/2009	$5.81656	$7.36359	0
01/01/2010 to 12/31/2010	$7.36359	$8.32072	0
01/01/2011 to 12/31/2011	$8.32072	$7.91853	0
01/01/2012 to 12/31/2012	$7.91853	$8.66439	0
01/01/2013 to 12/31/2013	$8.66439	$10.29164	0
01/01/2014 to 12/31/2014	$10.29164	$10.70292	0
01/01/2015 to 12/31/2015	$10.70292	$10.48316	0
01/01/2016 to 12/31/2016	$10.48316	$11.00783	0
01/01/2017 to 12/31/2017	$11.00783	$12.32592	0
AST Western Asset Core Plus Bond Portfolio
01/01/2008 to 12/31/2008	$9.98230	$9.32688	0
01/01/2009 to 12/31/2009	$9.32688	$10.26272	1,088
01/01/2010 to 12/31/2010	$10.26272	$10.90493	555
01/01/2011 to 12/31/2011	$10.90493	$11.39688	465
01/01/2012 to 12/31/2012	$11.39688	$12.11602	508
01/01/2013 to 12/31/2013	$12.11602	$11.76451	568
01/01/2014 to 12/31/2014	$11.76451	$12.43095	570
01/01/2015 to 12/31/2015	$12.43095	$12.40479	558
01/01/2016 to 12/31/2016	$12.40479	$12.85748	518
01/01/2017 to 12/31/2017	$12.85748	$13.47368	570
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07817	$6.65282	14,584
01/01/2009 to 12/31/2009	$6.65282	$8.52928	16,902
01/01/2010 to 12/31/2010	$8.52928	$9.26833	16,532
01/01/2011 to 12/31/2011	$9.26833	$8.98335	15,020
01/01/2012 to 09/21/2012	$8.98335	$10.08074	0
*Denotes the start date of these sub-accounts

PREMIER Bb SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit Only (1.55%) OR Highest Daily Lifetime Five Income Benefit Only (1.55%) OR
HD GRO 60 bps (1.55%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$11.35167	$7.62021	5,470,612
01/01/2009 to 12/31/2009	$7.62021	$9.33172	18,592,099
01/01/2010 to 12/31/2010	$9.33172	$10.28882	23,265,499
01/01/2011 to 12/31/2011	$10.28882	$9.86254	18,536,752
01/01/2012 to 12/31/2012	$9.86254	$10.93232	20,846,410
01/01/2013 to 12/31/2013	$10.93232	$11.83916	19,397,055
01/01/2014 to 12/31/2014	$11.83916	$12.10359	17,944,914
01/01/2015 to 12/31/2015	$12.10359	$11.53511	14,826,535
01/01/2016 to 12/31/2016	$11.53511	$12.07903	13,310,399
01/01/2017 to 12/31/2017	$12.07903	$13.39213	13,059,778
AST Advanced Strategies Portfolio
01/01/2008 to 12/31/2008	$11.32196	$7.82619	2,348,236
01/01/2009 to 12/31/2009	$7.82619	$9.72595	9,678,004
01/01/2010 to 12/31/2010	$9.72595	$10.89021	12,279,526
01/01/2011 to 12/31/2011	$10.89021	$10.73628	10,386,653
01/01/2012 to 12/31/2012	$10.73628	$12.01516	12,327,863
01/01/2013 to 12/31/2013	$12.01516	$13.79063	12,426,679
01/01/2014 to 12/31/2014	$13.79063	$14.40963	11,872,667
01/01/2015 to 12/31/2015	$14.40963	$14.30363	11,157,996
01/01/2016 to 12/31/2016	$14.30363	$15.08674	10,456,642
01/01/2017 to 12/31/2017	$15.08674	$17.37178	10,031,627
AST American Century Income & Growth Portfolio
01/01/2008 to 12/31/2008	$10.85441	$6.97484	118,976
01/01/2009 to 12/31/2009	$6.97484	$8.08917	252,108
01/01/2010 to 12/31/2010	$8.08917	$9.06867	284,726
01/01/2011 to 12/31/2011	$9.06867	$9.24936	345,414
01/01/2012 to 05/04/2012	$9.24936	$10.05431	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99874	$11.64723	0
01/01/2014 to 12/31/2014	$11.64723	$12.97992	0
01/01/2015 to 12/31/2015	$12.97992	$13.00246	3,785
01/01/2016 to 12/31/2016	$13.00246	$14.17488	4,857
01/01/2017 to 12/31/2017	$14.17488	$17.04894	13,908
AST Balanced Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$11.29102	$7.92738	6,284,486
01/01/2009 to 12/31/2009	$7.92738	$9.62505	27,228,736
01/01/2010 to 12/31/2010	$9.62505	$10.64526	34,178,015
01/01/2011 to 12/31/2011	$10.64526	$10.35559	28,852,563
01/01/2012 to 12/31/2012	$10.35559	$11.46953	31,680,237
01/01/2013 to 12/31/2013	$11.46953	$13.28773	30,626,128
01/01/2014 to 12/31/2014	$13.28773	$13.93828	29,118,979
01/01/2015 to 12/31/2015	$13.93828	$13.79086	27,364,099
01/01/2016 to 12/31/2016	$13.79086	$14.43601	25,938,998
01/01/2017 to 12/31/2017	$14.43601	$16.33522	24,534,170

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99874	$9.17470	199,690
01/01/2012 to 12/31/2012	$9.17470	$10.10920	338,498
01/01/2013 to 12/31/2013	$10.10920	$11.03529	496,197
01/01/2014 to 12/31/2014	$11.03529	$11.39883	515,215
01/01/2015 to 12/31/2015	$11.39883	$10.88804	505,097
01/01/2016 to 12/31/2016	$10.88804	$11.46853	439,576
01/01/2017 to 12/31/2017	$11.46853	$12.71825	502,209
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99874	$10.50915	59,042
01/01/2014 to 12/31/2014	$10.50915	$10.71899	118,680
01/01/2015 to 12/31/2015	$10.71899	$10.58404	127,439
01/01/2016 to 12/31/2016	$10.58404	$11.08439	150,654
01/01/2017 to 04/28/2017	$11.08439	$11.48371	0
AST BlackRock Low Duration Bond Portfolio
01/01/2008 to 12/31/2008	$10.70491	$10.65895	273,679
01/01/2009 to 12/31/2009	$10.65895	$11.56999	491,388
01/01/2010 to 12/31/2010	$11.56999	$11.83776	692,562
01/01/2011 to 12/31/2011	$11.83776	$11.91937	736,600
01/01/2012 to 12/31/2012	$11.91937	$12.28836	791,103
01/01/2013 to 12/31/2013	$12.28836	$11.83763	668,714
01/01/2014 to 12/31/2014	$11.83763	$11.64560	596,788
01/01/2015 to 12/31/2015	$11.64560	$11.52330	457,659
01/01/2016 to 12/31/2016	$11.52330	$11.53320	494,649
01/01/2017 to 12/31/2017	$11.53320	$11.55095	384,726
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2008 to 12/31/2008	$10.99780	$10.58517	737,508
01/01/2009 to 12/31/2009	$10.58517	$12.14622	4,497,611
01/01/2010 to 12/31/2010	$12.14622	$12.88400	6,521,873
01/01/2011 to 12/31/2011	$12.88400	$13.09095	5,367,829
01/01/2012 to 12/31/2012	$13.09095	$14.09248	6,451,327
01/01/2013 to 12/31/2013	$14.09248	$13.62239	6,361,855
01/01/2014 to 12/31/2014	$13.62239	$13.98210	5,335,457
01/01/2015 to 12/31/2015	$13.98210	$13.47848	4,498,021
01/01/2016 to 12/31/2016	$13.47848	$13.83440	4,350,287
01/01/2017 to 12/31/2017	$13.83440	$14.21803	4,476,821
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99916	$9.40418	0
01/01/2010 to 12/31/2010	$9.40418	$10.24014	0
01/01/2011 to 12/31/2011	$10.24014	$11.05603	0
01/01/2012 to 12/31/2012	$11.05603	$11.34037	0
01/01/2013 to 12/31/2013	$11.34037	$11.09031	0
01/01/2014 to 12/31/2014	$11.09031	$10.97134	0
01/01/2015 to 12/31/2015	$10.97134	$10.77909	0
01/01/2016 to 12/31/2016	$10.77909	$10.66418	0
01/01/2017 to 01/03/2017	$10.66418	$10.65945	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99874	$12.06604	0
01/01/2009 to 12/31/2009	$12.06604	$11.16301	0
01/01/2010 to 12/31/2010	$11.16301	$12.22219	0
01/01/2011 to 12/31/2011	$12.22219	$13.67021	0
01/01/2012 to 12/31/2012	$13.67021	$14.23076	0
01/01/2013 to 12/31/2013	$14.23076	$13.57310	0
01/01/2014 to 12/31/2014	$13.57310	$13.72163	0
01/01/2015 to 12/31/2015	$13.72163	$13.62169	0
01/01/2016 to 12/31/2016	$13.62169	$13.62994	0
01/01/2017 to 12/31/2017	$13.62994	$13.51841	0
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99874	$12.13503	0
01/01/2009 to 12/31/2009	$12.13503	$11.02965	0
01/01/2010 to 12/31/2010	$11.02965	$12.09526	0
01/01/2011 to 12/31/2011	$12.09526	$13.81329	0
01/01/2012 to 12/31/2012	$13.81329	$14.39921	0
01/01/2013 to 12/31/2013	$14.39921	$13.49432	0
01/01/2014 to 12/31/2014	$13.49432	$13.85503	0
01/01/2015 to 12/31/2015	$13.85503	$13.78971	0
01/01/2016 to 12/31/2016	$13.78971	$13.77597	0
01/01/2017 to 12/31/2017	$13.77597	$13.66932	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99916	$8.81338	0
01/01/2010 to 12/31/2010	$8.81338	$9.70680	5,622
01/01/2011 to 12/31/2011	$9.70680	$11.34394	0
01/01/2012 to 12/31/2012	$11.34394	$11.87650	0
01/01/2013 to 12/31/2013	$11.87650	$10.93320	0
01/01/2014 to 12/31/2014	$10.93320	$11.42939	0
01/01/2015 to 12/31/2015	$11.42939	$11.42687	0
01/01/2016 to 12/31/2016	$11.42687	$11.47288	0
01/01/2017 to 12/31/2017	$11.47288	$11.39828	0
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99831	$11.03896	7,734
01/01/2011 to 12/31/2011	$11.03896	$13.07738	40,426
01/01/2012 to 12/31/2012	$13.07738	$13.75242	27,773
01/01/2013 to 12/31/2013	$13.75242	$12.59444	7,103
01/01/2014 to 12/31/2014	$12.59444	$13.35471	5,693
01/01/2015 to 12/31/2015	$13.35471	$13.38537	0
01/01/2016 to 12/31/2016	$13.38537	$13.44947	0
01/01/2017 to 12/31/2017	$13.44947	$13.45397	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99874	$12.05391	64,540
01/01/2012 to 12/31/2012	$12.05391	$12.56371	61,186
01/01/2013 to 12/31/2013	$12.56371	$11.16626	0
01/01/2014 to 12/31/2014	$11.16626	$12.13594	0
01/01/2015 to 12/31/2015	$12.13594	$12.20120	0
01/01/2016 to 12/31/2016	$12.20120	$12.23479	0
01/01/2017 to 12/31/2017	$12.23479	$12.23747	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99832	$10.42787	13,396
01/01/2013 to 12/31/2013	$10.42787	$9.22138	128,495
01/01/2014 to 12/31/2014	$9.22138	$10.22655	46,482
01/01/2015 to 12/31/2015	$10.22655	$10.34318	0
01/01/2016 to 12/31/2016	$10.34318	$10.38018	0
01/01/2017 to 12/31/2017	$10.38018	$10.39550	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99916	$8.77386	46,817
01/01/2014 to 12/31/2014	$8.77386	$9.90055	33,793
01/01/2015 to 12/31/2015	$9.90055	$10.02641	0
01/01/2016 to 12/31/2016	$10.02641	$10.06185	0
01/01/2017 to 12/31/2017	$10.06185	$10.07539	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99916	$11.33446	17,093
01/01/2015 to 12/31/2015	$11.33446	$11.38443	71,257
01/01/2016 to 12/31/2016	$11.38443	$11.48804	0
01/01/2017 to 12/31/2017	$11.48804	$11.52007	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99916	$9.96547	49,497
01/01/2016 to 12/31/2016	$9.96547	$10.01742	94,451
01/01/2017 to 12/31/2017	$10.01742	$10.10372	68,447
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99832	$9.90690	64,890
01/01/2017 to 12/31/2017	$9.90690	$10.01791	39,698
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99831	$10.06451	0
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14551	$10.30208	8,911
01/01/2010 to 12/31/2010	$10.30208	$11.53709	70,990
01/01/2011 to 12/31/2011	$11.53709	$10.69415	56,139
01/01/2012 to 12/31/2012	$10.69415	$11.92429	72,835
01/01/2013 to 12/31/2013	$11.92429	$15.43293	101,003
01/01/2014 to 12/31/2014	$15.43293	$16.75750	132,471
01/01/2015 to 12/31/2015	$16.75750	$15.71537	97,977
01/01/2016 to 12/31/2016	$15.71537	$17.60315	93,777
01/01/2017 to 04/28/2017	$17.60315	$18.24386	0
AST Capital Growth Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$11.46891	$7.34781	5,994,725
01/01/2009 to 12/31/2009	$7.34781	$9.06844	27,340,546
01/01/2010 to 12/31/2010	$9.06844	$10.12452	33,752,087
01/01/2011 to 12/31/2011	$10.12452	$9.72831	24,195,132
01/01/2012 to 12/31/2012	$9.72831	$10.89425	29,535,991
01/01/2013 to 12/31/2013	$10.89425	$13.16116	31,634,015
01/01/2014 to 12/31/2014	$13.16116	$13.86689	30,824,688
01/01/2015 to 12/31/2015	$13.86689	$13.72816	29,207,041
01/01/2016 to 12/31/2016	$13.72816	$14.44329	27,324,074
01/01/2017 to 12/31/2017	$14.44329	$16.76790	26,296,282
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99874	$11.67557	42,417
01/01/2014 to 12/31/2014	$11.67557	$13.06215	154,714
01/01/2015 to 12/31/2015	$13.06215	$12.40337	205,123
01/01/2016 to 12/31/2016	$12.40337	$14.03362	241,979
01/01/2017 to 12/31/2017	$14.03362	$16.36332	245,444

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
01/01/2008 to 12/31/2008	$9.56185	$6.11539	223,594
01/01/2009 to 12/31/2009	$6.11539	$7.94483	402,409
01/01/2010 to 12/31/2010	$7.94483	$10.06834	641,803
01/01/2011 to 12/31/2011	$10.06834	$10.56835	520,567
01/01/2012 to 12/31/2012	$10.56835	$12.00411	627,217
01/01/2013 to 12/31/2013	$12.00411	$12.19121	699,910
01/01/2014 to 12/31/2014	$12.19121	$15.71649	693,429
01/01/2015 to 12/31/2015	$15.71649	$16.22632	630,968
01/01/2016 to 12/31/2016	$16.22632	$16.74855	586,546
01/01/2017 to 12/31/2017	$16.74855	$17.52365	522,678
AST DeAm Small-Cap Value Portfolio
01/01/2008 to 07/18/2008	$8.47377	$7.76928	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99874	$9.69767	9,108
01/01/2014 to 12/31/2014	$9.69767	$10.03693	116,088
01/01/2015 to 12/31/2015	$10.03693	$9.87409	393,398
01/01/2016 to 12/31/2016	$9.87409	$10.16792	272,375
01/01/2017 to 04/28/2017	$10.16792	$10.38316	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10364	$7.51323	188,606
01/01/2009 to 12/31/2009	$7.51323	$8.96936	1,810,492
01/01/2010 to 12/31/2010	$8.96936	$10.00929	2,473,569
01/01/2011 to 12/31/2011	$10.00929	$9.61303	1,971,220
01/01/2012 to 12/31/2012	$9.61303	$10.75680	2,668,996
01/01/2013 to 12/31/2013	$10.75680	$12.62893	2,914,157
01/01/2014 to 12/31/2014	$12.62893	$13.14744	3,010,623
01/01/2015 to 10/16/2015	$13.14744	$13.12804	0
AST FI Pyramis® Quantitative Portfolio
01/01/2008 to 12/31/2008	$11.26222	$7.26552	1,779,824
01/01/2009 to 12/31/2009	$7.26552	$8.86111	8,593,359
01/01/2010 to 12/31/2010	$8.86111	$9.97923	10,586,571
01/01/2011 to 12/31/2011	$9.97923	$9.67928	8,705,424
01/01/2012 to 12/31/2012	$9.67928	$10.54500	9,787,875
01/01/2013 to 12/31/2013	$10.54500	$11.91681	9,855,183
01/01/2014 to 12/31/2014	$11.91681	$12.10476	9,123,895
01/01/2015 to 12/31/2015	$12.10476	$12.03800	8,592,146
01/01/2016 to 12/31/2016	$12.03800	$12.35889	8,029,701
01/01/2017 to 12/31/2017	$12.35889	$14.17547	7,869,037
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99874	$7.47746	150,004
01/01/2009 to 11/13/2009	$7.47746	$8.37230	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99874	$10.75732	7,709,723
01/01/2013 to 12/31/2013	$10.75732	$13.18547	7,846,052
01/01/2014 to 12/31/2014	$13.18547	$13.39678	7,418,010
01/01/2015 to 10/16/2015	$13.39678	$12.84934	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99874	$10.82584	642,905
01/01/2014 to 12/31/2014	$10.82584	$10.93338	878,138
01/01/2015 to 10/16/2015	$10.93338	$10.44648	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17542	$6.11700	5,945
01/01/2009 to 12/31/2009	$6.11700	$8.13797	106,511
01/01/2010 to 12/31/2010	$8.13797	$9.63255	192,701
01/01/2011 to 12/31/2011	$9.63255	$9.00776	131,779
01/01/2012 to 12/31/2012	$9.00776	$11.24753	203,005
01/01/2013 to 12/31/2013	$11.24753	$11.55735	249,784
01/01/2014 to 12/31/2014	$11.55735	$12.96554	223,092
01/01/2015 to 12/31/2015	$12.96554	$12.75614	188,450
01/01/2016 to 12/31/2016	$12.75614	$12.67426	174,298
01/01/2017 to 12/31/2017	$12.67426	$13.83990	179,392
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2008 to 12/31/2008	$11.51919	$6.77534	202,174
01/01/2009 to 12/31/2009	$6.77534	$9.96770	816,286
01/01/2010 to 12/31/2010	$9.96770	$10.82533	781,848
01/01/2011 to 12/31/2011	$10.82533	$10.23845	519,567
01/01/2012 to 12/31/2012	$10.23845	$12.07463	654,675
01/01/2013 to 12/31/2013	$12.07463	$15.42640	692,340
01/01/2014 to 02/07/2014	$15.42640	$15.17806	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2008 to 12/31/2008	$11.43381	$6.67776	175,361
01/01/2009 to 12/31/2009	$6.67776	$7.83769	376,536
01/01/2010 to 12/31/2010	$7.83769	$8.71263	432,046
01/01/2011 to 12/31/2011	$8.71263	$8.10638	372,233
01/01/2012 to 12/31/2012	$8.10638	$9.55241	415,561
01/01/2013 to 12/31/2013	$9.55241	$12.56185	692,869
01/01/2014 to 12/31/2014	$12.56185	$13.99459	791,616
01/01/2015 to 12/31/2015	$13.99459	$13.14413	1,192,963
01/01/2016 to 12/31/2016	$13.14413	$14.43781	1,120,293
01/01/2017 to 12/31/2017	$14.43781	$15.60374	1,149,842
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$11.60729	$6.76729	106,877
01/01/2009 to 12/31/2009	$6.76729	$10.46870	740,477
01/01/2010 to 12/31/2010	$10.46870	$12.35275	763,649
01/01/2011 to 12/31/2011	$12.35275	$11.80230	509,810
01/01/2012 to 12/31/2012	$11.80230	$13.90165	650,563
01/01/2013 to 12/31/2013	$13.90165	$18.09631	743,372
01/01/2014 to 12/31/2014	$18.09631	$19.87432	649,374
01/01/2015 to 12/31/2015	$19.87432	$18.45832	967,034
01/01/2016 to 12/31/2016	$18.45832	$18.47611	869,632
01/01/2017 to 12/31/2017	$18.47611	$23.12400	866,280
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08931	$7.62229	594,087
01/01/2009 to 12/31/2009	$7.62229	$9.26113	5,204,694
01/01/2010 to 12/31/2010	$9.26113	$10.17744	6,865,530
01/01/2011 to 12/31/2011	$10.17744	$9.97148	6,333,151
01/01/2012 to 12/31/2012	$9.97148	$10.81372	6,886,438
01/01/2013 to 12/31/2013	$10.81372	$11.69444	6,206,864
01/01/2014 to 12/31/2014	$11.69444	$11.98130	5,833,323
01/01/2015 to 12/31/2015	$11.98130	$11.69120	5,069,539
01/01/2016 to 12/31/2016	$11.69120	$12.11823	4,665,033
01/01/2017 to 12/31/2017	$12.11823	$13.39959	4,586,126

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03362	$7.64384	28,596
01/01/2009 to 12/31/2009	$7.64384	$9.54810	263,795
01/01/2010 to 12/31/2010	$9.54810	$11.91907	399,917
01/01/2011 to 12/31/2011	$11.91907	$11.89024	269,954
01/01/2012 to 12/31/2012	$11.89024	$13.54566	414,297
01/01/2013 to 12/31/2013	$13.54566	$18.51615	537,216
01/01/2014 to 12/31/2014	$18.51615	$19.54602	481,476
01/01/2015 to 12/31/2015	$19.54602	$18.19013	443,173
01/01/2016 to 12/31/2016	$18.19013	$22.26808	402,991
01/01/2017 to 12/31/2017	$22.26808	$24.60174	397,985
AST Government Money Market Portfolio
01/01/2008 to 12/31/2008	$10.55481	$10.65447	2,759,260
01/01/2009 to 12/31/2009	$10.65447	$10.51751	2,267,294
01/01/2010 to 12/31/2010	$10.51751	$10.35969	1,594,489
01/01/2011 to 12/31/2011	$10.35969	$10.20379	1,713,284
01/01/2012 to 12/31/2012	$10.20379	$10.04893	2,009,285
01/01/2013 to 12/31/2013	$10.04893	$9.89558	1,446,694
01/01/2014 to 12/31/2014	$9.89558	$9.74467	1,134,125
01/01/2015 to 12/31/2015	$9.74467	$9.59559	1,301,726
01/01/2016 to 12/31/2016	$9.59559	$9.44955	1,769,802
01/01/2017 to 12/31/2017	$9.44955	$9.33737	1,696,536
AST High Yield Portfolio
01/01/2008 to 12/31/2008	$10.67274	$7.82524	107,722
01/01/2009 to 12/31/2009	$7.82524	$10.44540	443,242
01/01/2010 to 12/31/2010	$10.44540	$11.67447	621,288
01/01/2011 to 12/31/2011	$11.67447	$11.86124	552,891
01/01/2012 to 12/31/2012	$11.86124	$13.30052	666,213
01/01/2013 to 12/31/2013	$13.30052	$14.03791	641,129
01/01/2014 to 12/31/2014	$14.03791	$14.17716	596,265
01/01/2015 to 12/31/2015	$14.17716	$13.46328	490,934
01/01/2016 to 12/31/2016	$13.46328	$15.29932	470,206
01/01/2017 to 12/31/2017	$15.29932	$16.19207	469,737
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.53044	$6.06725	214,857
01/01/2009 to 12/31/2009	$6.06725	$7.13569	385,899
01/01/2010 to 12/31/2010	$7.13569	$7.95146	454,900
01/01/2011 to 12/31/2011	$7.95146	$7.50265	399,727
01/01/2012 to 12/31/2012	$7.50265	$8.63555	442,255
01/01/2013 to 12/31/2013	$8.63555	$11.89344	545,331
01/01/2014 to 12/31/2014	$11.89344	$13.32180	695,080
01/01/2015 to 12/31/2015	$13.32180	$12.09053	570,359
01/01/2016 to 12/31/2016	$12.09053	$14.27400	550,037
01/01/2017 to 12/31/2017	$14.27400	$16.75457	548,439
AST International Growth Portfolio
01/01/2008 to 12/31/2008	$12.44440	$6.09868	233,765
01/01/2009 to 12/31/2009	$6.09868	$8.12488	394,964
01/01/2010 to 12/31/2010	$8.12488	$9.16080	470,685
01/01/2011 to 12/31/2011	$9.16080	$7.85528	350,301
01/01/2012 to 12/31/2012	$7.85528	$9.31060	402,788
01/01/2013 to 12/31/2013	$9.31060	$10.91573	412,020
01/01/2014 to 12/31/2014	$10.91573	$10.15523	387,235
01/01/2015 to 12/31/2015	$10.15523	$10.31507	514,447
01/01/2016 to 12/31/2016	$10.31507	$9.77405	388,756
01/01/2017 to 12/31/2017	$9.77405	$13.03507	499,025

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/01/2008 to 12/31/2008	$12.61913	$6.95843	217,704
01/01/2009 to 12/31/2009	$6.95843	$8.94211	448,995
01/01/2010 to 12/31/2010	$8.94211	$9.78154	522,920
01/01/2011 to 12/31/2011	$9.78154	$8.42354	424,730
01/01/2012 to 12/31/2012	$8.42354	$9.67819	505,967
01/01/2013 to 12/31/2013	$9.67819	$11.38578	584,736
01/01/2014 to 12/31/2014	$11.38578	$10.46042	562,206
01/01/2015 to 12/31/2015	$10.46042	$10.38491	538,562
01/01/2016 to 12/31/2016	$10.38491	$10.28614	480,313
01/01/2017 to 12/31/2017	$10.28614	$12.44037	480,733
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99874	$10.74503	22,292,196
01/01/2009 to 12/31/2009	$10.74503	$11.77700	8,071,944
01/01/2010 to 12/31/2010	$11.77700	$12.85096	4,061,445
01/01/2011 to 12/31/2011	$12.85096	$14.22998	35,214,108
01/01/2012 to 12/31/2012	$14.22998	$15.32995	14,049,180
01/01/2013 to 12/31/2013	$15.32995	$14.61557	5,664,638
01/01/2014 to 12/31/2014	$14.61557	$15.36107	5,518,991
01/01/2015 to 12/31/2015	$15.36107	$15.30408	12,342,018
01/01/2016 to 12/31/2016	$15.30408	$15.70457	13,317,049
01/01/2017 to 12/31/2017	$15.70457	$16.13233	7,598,056
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11182	$7.14571	252,249
01/01/2009 to 12/31/2009	$7.14571	$8.91307	3,437,241
01/01/2010 to 12/31/2010	$8.91307	$9.98987	4,626,865
01/01/2011 to 12/31/2011	$9.98987	$9.78156	3,706,411
01/01/2012 to 12/31/2012	$9.78156	$10.94038	4,483,021
01/01/2013 to 12/31/2013	$10.94038	$12.52756	4,427,165
01/01/2014 to 12/31/2014	$12.52756	$13.12146	4,175,932
01/01/2015 to 12/31/2015	$13.12146	$12.78586	3,981,248
01/01/2016 to 12/31/2016	$12.78586	$13.24789	3,718,145
01/01/2017 to 12/31/2017	$13.24789	$15.25820	3,552,943
AST J.P. Morgan International Equity Portfolio
01/01/2008 to 12/31/2008	$11.41442	$6.58885	218,870
01/01/2009 to 12/31/2009	$6.58885	$8.81640	648,708
01/01/2010 to 12/31/2010	$8.81640	$9.30432	846,204
01/01/2011 to 12/31/2011	$9.30432	$8.32407	668,977
01/01/2012 to 12/31/2012	$8.32407	$9.99280	785,744
01/01/2013 to 12/31/2013	$9.99280	$11.35179	914,979
01/01/2014 to 12/31/2014	$11.35179	$10.46701	939,445
01/01/2015 to 12/31/2015	$10.46701	$10.01918	894,534
01/01/2016 to 12/31/2016	$10.01918	$10.05717	870,426
01/01/2017 to 12/31/2017	$10.05717	$12.83884	965,396
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2008 to 12/31/2008	$10.58861	$8.59008	2,495,791
01/01/2009 to 12/31/2009	$8.59008	$10.32164	8,909,402
01/01/2010 to 12/31/2010	$10.32164	$10.90809	9,450,984
01/01/2011 to 12/31/2011	$10.90809	$10.76681	8,322,451
01/01/2012 to 12/31/2012	$10.76681	$11.73884	9,071,204
01/01/2013 to 12/31/2013	$11.73884	$12.83500	8,714,928
01/01/2014 to 12/31/2014	$12.83500	$13.32780	8,091,298
01/01/2015 to 12/31/2015	$13.32780	$13.10037	7,411,467
01/01/2016 to 12/31/2016	$13.10037	$13.39595	6,845,442
01/01/2017 to 12/31/2017	$13.39595	$14.79365	6,545,014

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08412	$10.29227	1,459
01/01/2010 to 12/31/2010	$10.29227	$11.28218	54,941
01/01/2011 to 12/31/2011	$11.28218	$11.18383	83,729
01/01/2012 to 12/31/2012	$11.18383	$12.68552	161,930
01/01/2013 to 12/31/2013	$12.68552	$17.05068	164,359
01/01/2014 to 12/31/2014	$17.05068	$18.38625	230,989
01/01/2015 to 12/31/2015	$18.38625	$20.03101	273,787
01/01/2016 to 12/31/2016	$20.03101	$19.43697	232,626
01/01/2017 to 12/31/2017	$19.43697	$25.99931	233,938
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$11.57756	$6.42308	210,852
01/01/2009 to 12/31/2009	$6.42308	$8.20734	436,573
01/01/2010 to 12/31/2010	$8.20734	$9.67845	566,960
01/01/2011 to 12/31/2011	$9.67845	$9.44386	454,529
01/01/2012 to 12/31/2012	$9.44386	$10.44016	527,054
01/01/2013 to 12/31/2013	$10.44016	$14.04478	522,924
01/01/2014 to 12/31/2014	$14.04478	$15.29509	1,205,163
01/01/2015 to 12/31/2015	$15.29509	$16.57858	1,045,729
01/01/2016 to 12/31/2016	$16.57858	$17.23638	1,031,023
01/01/2017 to 12/31/2017	$17.23638	$22.57358	927,287
AST Lord Abbett Core Fixed Income Portfolio
01/01/2008 to 12/31/2008	$10.95860	$8.28202	46,938
01/01/2009 to 12/31/2009	$8.28202	$10.97774	253,610
01/01/2010 to 12/31/2010	$10.97774	$12.26034	336,988
01/01/2011 to 12/31/2011	$12.26034	$13.30142	963,892
01/01/2012 to 12/31/2012	$13.30142	$13.87485	1,060,639
01/01/2013 to 12/31/2013	$13.87485	$13.38979	828,258
01/01/2014 to 12/31/2014	$13.38979	$14.02778	938,440
01/01/2015 to 12/31/2015	$14.02778	$13.73297	1,059,416
01/01/2016 to 12/31/2016	$13.73297	$13.87572	1,014,014
01/01/2017 to 12/31/2017	$13.87572	$14.12249	1,068,256
AST MFS Global Equity Portfolio
01/01/2008 to 12/31/2008	$11.97391	$7.78320	172,126
01/01/2009 to 12/31/2009	$7.78320	$10.07929	304,375
01/01/2010 to 12/31/2010	$10.07929	$11.12120	379,744
01/01/2011 to 12/31/2011	$11.12120	$10.60861	353,785
01/01/2012 to 12/31/2012	$10.60861	$12.85735	428,605
01/01/2013 to 12/31/2013	$12.85735	$16.15990	664,124
01/01/2014 to 12/31/2014	$16.15990	$16.49088	688,859
01/01/2015 to 12/31/2015	$16.49088	$16.00119	658,046
01/01/2016 to 12/31/2016	$16.00119	$16.87807	689,158
01/01/2017 to 12/31/2017	$16.87807	$20.58367	643,962
AST MFS Growth Portfolio
01/01/2008 to 12/31/2008	$11.78062	$7.38927	92,343
01/01/2009 to 12/31/2009	$7.38927	$9.04493	149,026
01/01/2010 to 12/31/2010	$9.04493	$10.04560	163,547
01/01/2011 to 12/31/2011	$10.04560	$9.83366	169,713
01/01/2012 to 12/31/2012	$9.83366	$11.33774	215,576
01/01/2013 to 12/31/2013	$11.33774	$15.26288	239,227
01/01/2014 to 12/31/2014	$15.26288	$16.33895	277,099
01/01/2015 to 12/31/2015	$16.33895	$17.25257	229,344
01/01/2016 to 12/31/2016	$17.25257	$17.31446	240,017
01/01/2017 to 12/31/2017	$17.31446	$22.28686	226,823

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99874	$10.20155	7,668
01/01/2013 to 12/31/2013	$10.20155	$13.51211	53,246
01/01/2014 to 12/31/2014	$13.51211	$14.66544	97,276
01/01/2015 to 12/31/2015	$14.66544	$14.33715	143,812
01/01/2016 to 12/31/2016	$14.33715	$16.01711	224,963
01/01/2017 to 12/31/2017	$16.01711	$18.50834	259,320
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02865	$10.07295	2,905
01/01/2012 to 12/31/2012	$10.07295	$10.40226	56,760
01/01/2013 to 12/31/2013	$10.40226	$9.95324	149,965
01/01/2014 to 12/31/2014	$9.95324	$10.30625	229,594
01/01/2015 to 10/16/2015	$10.30625	$10.28872	0
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$12.28959	$6.87585	136,526
01/01/2009 to 12/31/2009	$6.87585	$8.78786	291,632
01/01/2010 to 12/31/2010	$8.78786	$11.13543	421,493
01/01/2011 to 12/31/2011	$11.13543	$11.15065	382,255
01/01/2012 to 12/31/2012	$11.15065	$12.33993	416,975
01/01/2013 to 12/31/2013	$12.33993	$16.11432	439,262
01/01/2014 to 12/31/2014	$16.11432	$17.12818	378,207
01/01/2015 to 10/16/2015	$17.12818	$17.58142	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$11.05501	$6.25525	67,244
01/01/2009 to 12/31/2009	$6.25525	$7.54954	189,275
01/01/2010 to 12/31/2010	$7.54954	$8.94111	272,224
01/01/2011 to 04/29/2011	$8.94111	$10.03294	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.33156	$5.87444	133,061
01/01/2009 to 12/31/2009	$5.87444	$8.13599	582,751
01/01/2010 to 12/31/2010	$8.13599	$9.88948	766,853
01/01/2011 to 12/31/2011	$9.88948	$9.49682	526,809
01/01/2012 to 12/31/2012	$9.49682	$10.95341	556,742
01/01/2013 to 12/31/2013	$10.95341	$15.31735	793,701
01/01/2014 to 12/31/2014	$15.31735	$17.23301	847,404
01/01/2015 to 12/31/2015	$17.23301	$16.01339	680,597
01/01/2016 to 12/31/2016	$16.01339	$18.64422	700,380
01/01/2017 to 12/31/2017	$18.64422	$20.89208	682,934
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99874	$10.33248	406,988
01/01/2013 to 12/31/2013	$10.33248	$12.09919	416,680
01/01/2014 to 12/31/2014	$12.09919	$12.52682	433,716
01/01/2015 to 12/31/2015	$12.52682	$12.18243	380,597
01/01/2016 to 12/31/2016	$12.18243	$12.51537	374,943
01/01/2017 to 12/31/2017	$12.51537	$14.35749	400,778
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10148	$5.57715	2,526
01/01/2009 to 12/31/2009	$5.57715	$9.14495	1,041,944
01/01/2010 to 12/31/2010	$9.14495	$11.01080	1,678,816
01/01/2011 to 12/31/2011	$11.01080	$8.64490	876,131
01/01/2012 to 12/31/2012	$8.64490	$10.03905	1,051,434
01/01/2013 to 12/31/2013	$10.03905	$9.90790	1,064,600
01/01/2014 to 12/31/2014	$9.90790	$9.29973	975,804
01/01/2015 to 12/31/2015	$9.29973	$7.62587	820,426
01/01/2016 to 12/31/2016	$7.62587	$8.43791	863,521
01/01/2017 to 12/31/2017	$8.43791	$10.50120	987,080

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$11.16097	$8.84892	4,320,625
01/01/2009 to 12/31/2009	$8.84892	$10.45993	16,267,702
01/01/2010 to 12/31/2010	$10.45993	$11.38917	20,251,502
01/01/2011 to 12/31/2011	$11.38917	$11.32728	19,218,290
01/01/2012 to 12/31/2012	$11.32728	$12.31131	20,048,396
01/01/2013 to 12/31/2013	$12.31131	$13.24018	18,545,584
01/01/2014 to 12/31/2014	$13.24018	$13.79108	17,023,493
01/01/2015 to 12/31/2015	$13.79108	$13.60014	15,655,962
01/01/2016 to 12/31/2016	$13.60014	$14.13295	14,769,599
01/01/2017 to 12/31/2017	$14.13295	$15.32763	13,845,307
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01866	$10.07285	6,679
01/01/2012 to 12/31/2012	$10.07285	$10.62414	160,252
01/01/2013 to 12/31/2013	$10.62414	$10.21994	203,334
01/01/2014 to 12/31/2014	$10.21994	$10.67386	349,832
01/01/2015 to 12/31/2015	$10.67386	$10.48277	375,928
01/01/2016 to 12/31/2016	$10.48277	$10.75767	493,377
01/01/2017 to 12/31/2017	$10.75767	$11.19474	557,362
AST Prudential Growth Allocation Portfolio
01/01/2008 to 12/31/2008	$11.31636	$6.60696	1,947,722
01/01/2009 to 12/31/2009	$6.60696	$8.19609	12,858,817
01/01/2010 to 12/31/2010	$8.19609	$9.60610	16,273,232
01/01/2011 to 12/31/2011	$9.60610	$8.87180	11,140,097
01/01/2012 to 12/31/2012	$8.87180	$9.86507	14,706,594
01/01/2013 to 12/31/2013	$9.86507	$11.36842	15,036,493
01/01/2014 to 12/31/2014	$11.36842	$12.22460	14,721,310
01/01/2015 to 12/31/2015	$12.22460	$11.96425	20,398,518
01/01/2016 to 12/31/2016	$11.96425	$12.97122	18,947,306
01/01/2017 to 12/31/2017	$12.97122	$14.82992	30,551,634
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99874	$11.68682	0
01/01/2014 to 12/31/2014	$11.68682	$13.26253	1,301
01/01/2015 to 12/31/2015	$13.26253	$13.26158	1,301
01/01/2016 to 12/31/2016	$13.26158	$14.47726	1,300
01/01/2017 to 12/31/2017	$14.47726	$17.30945	770
AST QMA US Equity Alpha Portfolio
01/01/2008 to 12/31/2008	$10.79584	$6.51497	137,469
01/01/2009 to 12/31/2009	$6.51497	$7.81555	236,297
01/01/2010 to 12/31/2010	$7.81555	$8.85453	252,083
01/01/2011 to 12/31/2011	$8.85453	$9.02103	234,580
01/01/2012 to 12/31/2012	$9.02103	$10.55351	307,625
01/01/2013 to 12/31/2013	$10.55351	$13.76244	319,622
01/01/2014 to 12/31/2014	$13.76244	$15.88513	497,560
01/01/2015 to 12/31/2015	$15.88513	$16.12431	499,175
01/01/2016 to 12/31/2016	$16.12431	$18.23604	489,782
01/01/2017 to 12/31/2017	$18.23604	$21.95436	451,114
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99874	$8.90747	0
01/01/2012 to 12/31/2012	$8.90747	$9.92541	138
01/01/2013 to 12/31/2013	$9.92541	$11.96308	5,599
01/01/2014 to 12/31/2014	$11.96308	$12.54626	19,705
01/01/2015 to 12/31/2015	$12.54626	$12.37340	9,462
01/01/2016 to 12/31/2016	$12.37340	$12.95535	46,607
01/01/2017 to 12/31/2017	$12.95535	$15.07870	46,749

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08113	$7.35283	771,630
01/01/2009 to 12/31/2009	$7.35283	$8.93400	6,054,382
01/01/2010 to 12/31/2010	$8.93400	$9.84613	8,324,552
01/01/2011 to 12/31/2011	$9.84613	$9.51998	7,450,224
01/01/2012 to 12/31/2012	$9.51998	$10.33838	8,210,358
01/01/2013 to 12/31/2013	$10.33838	$11.44699	7,740,553
01/01/2014 to 12/31/2014	$11.44699	$11.85150	7,299,037
01/01/2015 to 12/31/2015	$11.85150	$11.65125	7,261,667
01/01/2016 to 12/31/2016	$11.65125	$12.02616	6,512,870
01/01/2017 to 12/31/2017	$12.02616	$13.76541	6,522,304
AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09931	$6.70326	384,017
01/01/2009 to 12/31/2009	$6.70326	$8.37330	4,604,696
01/01/2010 to 12/31/2010	$8.37330	$9.42811	6,724,473
01/01/2011 to 12/31/2011	$9.42811	$9.06262	4,840,317
01/01/2012 to 12/31/2012	$9.06262	$10.34330	6,553,917
01/01/2013 to 12/31/2013	$10.34330	$12.02494	7,624,753
01/01/2014 to 12/31/2014	$12.02494	$12.48462	7,486,076
01/01/2015 to 12/31/2015	$12.48462	$12.22738	13,546,454
01/01/2016 to 12/31/2016	$12.22738	$12.86214	12,295,845
01/01/2017 to 04/28/2017	$12.86214	$13.38485	0
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2008 to 12/31/2008	$11.34807	$7.80093	541,511
01/01/2009 to 12/31/2009	$7.80093	$9.78770	5,527,106
01/01/2010 to 12/31/2010	$9.78770	$10.77678	8,729,302
01/01/2011 to 12/31/2011	$10.77678	$10.25384	6,982,765
01/01/2012 to 12/31/2012	$10.25384	$11.22172	8,188,208
01/01/2013 to 12/31/2013	$11.22172	$12.64168	7,978,456
01/01/2014 to 12/31/2014	$12.64168	$12.82666	7,496,762
01/01/2015 to 10/16/2015	$12.82666	$12.48826	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2008 to 12/31/2008	$10.90438	$6.00326	79,885
01/01/2009 to 12/31/2009	$6.00326	$7.84248	315,327
01/01/2010 to 12/31/2010	$7.84248	$10.23628	396,390
01/01/2011 to 12/31/2011	$10.23628	$8.75847	436,732
01/01/2012 to 12/31/2012	$8.75847	$10.35593	494,394
01/01/2013 to 12/31/2013	$10.35593	$14.35979	476,575
01/01/2014 to 12/31/2014	$14.35979	$14.83925	503,409
01/01/2015 to 12/31/2015	$14.83925	$14.80787	437,775
01/01/2016 to 12/31/2016	$14.80787	$15.70503	368,626
01/01/2017 to 12/31/2017	$15.70503	$19.74839	383,798
AST Small-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.46833	$6.70061	81,727
01/01/2009 to 12/31/2009	$6.70061	$8.83559	185,740
01/01/2010 to 12/31/2010	$8.83559	$11.86932	315,242
01/01/2011 to 12/31/2011	$11.86932	$11.57388	281,553
01/01/2012 to 12/31/2012	$11.57388	$12.78458	341,947
01/01/2013 to 12/31/2013	$12.78458	$17.01765	389,163
01/01/2014 to 12/31/2014	$17.01765	$17.39792	340,049
01/01/2015 to 12/31/2015	$17.39792	$17.26689	350,654
01/01/2016 to 12/31/2016	$17.26689	$19.05732	315,089
01/01/2017 to 12/31/2017	$19.05732	$23.25550	348,542

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2008 to 12/31/2008	$9.73292	$6.73606	266,159
01/01/2009 to 12/31/2009	$6.73606	$8.42432	409,674
01/01/2010 to 12/31/2010	$8.42432	$10.45223	478,873
01/01/2011 to 12/31/2011	$10.45223	$9.67773	389,214
01/01/2012 to 12/31/2012	$9.67773	$11.26057	388,934
01/01/2013 to 12/31/2013	$11.26057	$15.23609	407,998
01/01/2014 to 12/31/2014	$15.23609	$15.79392	347,568
01/01/2015 to 12/31/2015	$15.79392	$14.88253	311,299
01/01/2016 to 12/31/2016	$14.88253	$18.93584	355,765
01/01/2017 to 12/31/2017	$18.93584	$20.01756	319,393
AST T. Rowe Price Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$11.13836	$8.12262	1,854,755
01/01/2009 to 12/31/2009	$8.12262	$9.92935	9,485,424
01/01/2010 to 12/31/2010	$9.92935	$10.90571	12,526,458
01/01/2011 to 12/31/2011	$10.90571	$10.95260	11,437,020
01/01/2012 to 12/31/2012	$10.95260	$12.24090	13,385,369
01/01/2013 to 12/31/2013	$12.24090	$14.08325	13,770,936
01/01/2014 to 12/31/2014	$14.08325	$14.68366	13,547,138
01/01/2015 to 12/31/2015	$14.68366	$14.46568	15,045,539
01/01/2016 to 12/31/2016	$14.46568	$15.31996	14,405,378
01/01/2017 to 12/31/2017	$15.31996	$17.41115	13,698,654
AST T. Rowe Price Equity Income Portfolio
01/01/2008 to 12/31/2008	$10.52167	$6.02125	94,337
01/01/2009 to 12/31/2009	$6.02125	$7.34030	423,253
01/01/2010 to 12/31/2010	$7.34030	$8.18554	514,767
01/01/2011 to 12/31/2011	$8.18554	$7.92860	365,775
01/01/2012 to 12/31/2012	$7.92860	$9.15434	596,572
01/01/2013 to 12/31/2013	$9.15434	$11.69068	667,212
01/01/2014 to 12/31/2014	$11.69068	$12.37186	581,219
01/01/2015 to 10/16/2015	$12.37186	$11.48149	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$11.16482	$6.53413	187,362
01/01/2009 to 12/31/2009	$6.53413	$9.86862	558,526
01/01/2010 to 12/31/2010	$9.86862	$11.25440	802,365
01/01/2011 to 12/31/2011	$11.25440	$10.89495	646,172
01/01/2012 to 12/31/2012	$10.89495	$12.61485	861,455
01/01/2013 to 12/31/2013	$12.61485	$17.89146	1,061,446
01/01/2014 to 12/31/2014	$17.89146	$19.08873	1,065,230
01/01/2015 to 12/31/2015	$19.08873	$20.59874	944,301
01/01/2016 to 12/31/2016	$20.59874	$20.83233	885,781
01/01/2017 to 12/31/2017	$20.83233	$28.28748	838,818
AST T. Rowe Price Large-Cap Value Portfolio
formerly,AST Value Equity Portfolio
01/01/2008 to 12/31/2008	$10.98653	$6.78317	128,982
01/01/2009 to 12/31/2009	$6.78317	$7.89930	289,901
01/01/2010 to 12/31/2010	$7.89930	$8.74662	287,988
01/01/2011 to 12/31/2011	$8.74662	$8.57090	432,406
01/01/2012 to 12/31/2012	$8.57090	$9.57090	503,600
01/01/2013 to 12/31/2013	$9.57090	$12.68859	616,249
01/01/2014 to 12/31/2014	$12.68859	$12.68959	503,527
01/01/2015 to 12/31/2015	$12.68959	$11.73818	399,091
01/01/2016 to 12/31/2016	$11.73818	$12.26777	289,868
01/01/2017 to 12/31/2017	$12.26777	$14.08072	322,409

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2008 to 12/31/2008	$13.60991	$6.70277	838,493
01/01/2009 to 12/31/2009	$6.70277	$9.85783	2,292,411
01/01/2010 to 12/31/2010	$9.85783	$11.69296	2,773,962
01/01/2011 to 12/31/2011	$11.69296	$9.79692	1,987,127
01/01/2012 to 12/31/2012	$9.79692	$9.99607	2,235,786
01/01/2013 to 12/31/2013	$9.99607	$11.35752	2,023,123
01/01/2014 to 12/31/2014	$11.35752	$10.24897	1,858,962
01/01/2015 to 12/31/2015	$10.24897	$8.14936	1,588,378
01/01/2016 to 12/31/2016	$8.14936	$10.00065	1,623,842
01/01/2017 to 12/31/2017	$10.00065	$10.86342	1,548,342
AST Templeton Global Bond Portfolio
01/01/2008 to 12/31/2008	$11.12805	$10.69133	156,631
01/01/2009 to 12/31/2009	$10.69133	$11.80367	409,662
01/01/2010 to 12/31/2010	$11.80367	$12.29119	466,177
01/01/2011 to 12/31/2011	$12.29119	$12.60300	430,868
01/01/2012 to 12/31/2012	$12.60300	$13.05891	488,280
01/01/2013 to 12/31/2013	$13.05891	$12.37691	374,762
01/01/2014 to 12/31/2014	$12.37691	$12.25586	344,291
01/01/2015 to 12/31/2015	$12.25586	$11.51141	284,814
01/01/2016 to 12/31/2016	$11.51141	$11.83003	249,909
01/01/2017 to 12/31/2017	$11.83003	$11.88764	249,001
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.53613	$6.41960	81,548
01/01/2009 to 12/31/2009	$6.41960	$8.77984	212,717
01/01/2010 to 12/31/2010	$8.77984	$10.68701	280,877
01/01/2011 to 12/31/2011	$10.68701	$10.16087	207,670
01/01/2012 to 12/31/2012	$10.16087	$11.84769	268,805
01/01/2013 to 12/31/2013	$11.84769	$15.44877	291,476
01/01/2014 to 12/31/2014	$15.44877	$17.49037	312,284
01/01/2015 to 12/31/2015	$17.49037	$16.08516	289,935
01/01/2016 to 12/31/2016	$16.08516	$18.05696	310,465
01/01/2017 to 12/31/2017	$18.05696	$21.07709	280,737
AST Wellington Management Hedged Equity Portfolio
01/01/2008 to 12/31/2008	$11.50135	$6.53179	909,806
01/01/2009 to 12/31/2009	$6.53179	$8.26091	1,274,354
01/01/2010 to 12/31/2010	$8.26091	$9.32545	1,435,409
01/01/2011 to 12/31/2011	$9.32545	$8.86601	1,575,912
01/01/2012 to 12/31/2012	$8.86601	$9.69157	1,881,604
01/01/2013 to 12/31/2013	$9.69157	$11.50036	2,377,900
01/01/2014 to 12/31/2014	$11.50036	$11.94816	2,588,916
01/01/2015 to 12/31/2015	$11.94816	$11.69128	2,153,350
01/01/2016 to 12/31/2016	$11.69128	$12.26432	1,968,896
01/01/2017 to 12/31/2017	$12.26432	$13.71941	1,991,275
AST Western Asset Core Plus Bond Portfolio
01/01/2008 to 12/31/2008	$9.98107	$9.31646	155,946
01/01/2009 to 12/31/2009	$9.31646	$10.24119	940,945
01/01/2010 to 12/31/2010	$10.24119	$10.87128	1,513,592
01/01/2011 to 12/31/2011	$10.87128	$11.35046	1,420,753
01/01/2012 to 12/31/2012	$11.35046	$12.05471	1,754,893
01/01/2013 to 12/31/2013	$12.05471	$11.69345	1,571,750
01/01/2014 to 12/31/2014	$11.69345	$12.34370	1,915,721
01/01/2015 to 12/31/2015	$12.34370	$12.30568	1,848,012
01/01/2016 to 12/31/2016	$12.30568	$12.74227	1,910,212
01/01/2017 to 12/31/2017	$12.74227	$13.33976	2,197,030

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07814	$6.64843	792,320
01/01/2009 to 12/31/2009	$6.64843	$8.51531	5,928,271
01/01/2010 to 12/31/2010	$8.51531	$9.24408	8,882,311
01/01/2011 to 12/31/2011	$9.24408	$8.95108	6,520,466
01/01/2012 to 09/21/2012	$8.95108	$10.03722	0
*Denotes the start date of these sub-accounts

PREMIER Bb SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (1.70%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.29036	$6.89756	0
01/01/2009 to 12/31/2009	$6.89756	$8.43431	0
01/01/2010 to 12/31/2010	$8.43431	$9.28559	0
01/01/2011 to 12/31/2011	$9.28559	$8.88786	0
01/01/2012 to 12/31/2012	$8.88786	$9.83730	0
01/01/2013 to 12/31/2013	$9.83730	$10.63756	0
01/01/2014 to 12/31/2014	$10.63756	$10.85916	0
01/01/2015 to 12/31/2015	$10.85916	$10.33395	0
01/01/2016 to 12/31/2016	$10.33395	$10.80541	0
01/01/2017 to 12/31/2017	$10.80541	$11.96245	0
AST Advanced Strategies Portfolio
01/01/2008 to 12/31/2008	$10.38897	$7.17072	0
01/01/2009 to 12/31/2009	$7.17072	$8.89825	0
01/01/2010 to 12/31/2010	$8.89825	$9.94879	0
01/01/2011 to 12/31/2011	$9.94879	$9.79374	0
01/01/2012 to 12/31/2012	$9.79374	$10.94420	0
01/01/2013 to 12/31/2013	$10.94420	$12.54317	0
01/01/2014 to 12/31/2014	$12.54317	$13.08681	0
01/01/2015 to 12/31/2015	$13.08681	$12.97132	0
01/01/2016 to 12/31/2016	$12.97132	$13.66136	0
01/01/2017 to 12/31/2017	$13.66136	$15.70743	0
AST American Century Income & Growth Portfolio
01/01/2008 to 12/31/2008	$9.62685	$6.17686	0
01/01/2009 to 12/31/2009	$6.17686	$7.15315	0
01/01/2010 to 12/31/2010	$7.15315	$8.00744	0
01/01/2011 to 12/31/2011	$8.00744	$8.15490	0
01/01/2012 to 05/04/2012	$8.15490	$8.86008	0
AST Balanced Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.31656	$7.23252	0
01/01/2009 to 12/31/2009	$7.23252	$8.76833	0
01/01/2010 to 12/31/2010	$8.76833	$9.68344	0
01/01/2011 to 12/31/2011	$9.68344	$9.40606	0
01/01/2012 to 12/31/2012	$9.40606	$10.40240	0
01/01/2013 to 12/31/2013	$10.40240	$12.03359	0
01/01/2014 to 12/31/2014	$12.03359	$12.60406	0
01/01/2015 to 12/31/2015	$12.60406	$12.45241	0
01/01/2016 to 12/31/2016	$12.45241	$13.01579	0
01/01/2017 to 12/31/2017	$13.01579	$14.70657	0
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99861	$9.16560	0
01/01/2012 to 12/31/2012	$9.16560	$10.08421	0
01/01/2013 to 12/31/2013	$10.08421	$10.99181	0
01/01/2014 to 12/31/2014	$10.99181	$11.33715	0
01/01/2015 to 12/31/2015	$11.33715	$10.81321	0
01/01/2016 to 12/31/2016	$10.81321	$11.37289	0
01/01/2017 to 12/31/2017	$11.37289	$12.59363	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99861	$10.49860	0
01/01/2014 to 12/31/2014	$10.49860	$10.69244	0
01/01/2015 to 12/31/2015	$10.69244	$10.54235	0
01/01/2016 to 12/31/2016	$10.54235	$11.02443	0
01/01/2017 to 04/28/2017	$11.02443	$11.41613	0
AST BlackRock Low Duration Bond Portfolio
01/01/2008 to 12/31/2008	$10.29756	$10.23824	0
01/01/2009 to 12/31/2009	$10.23824	$11.09694	0
01/01/2010 to 12/31/2010	$11.09694	$11.33686	0
01/01/2011 to 12/31/2011	$11.33686	$11.39825	0
01/01/2012 to 12/31/2012	$11.39825	$11.73361	0
01/01/2013 to 12/31/2013	$11.73361	$11.28659	0
01/01/2014 to 12/31/2014	$11.28659	$11.08721	0
01/01/2015 to 12/31/2015	$11.08721	$10.95461	0
01/01/2016 to 12/31/2016	$10.95461	$10.94783	0
01/01/2017 to 12/31/2017	$10.94783	$10.94850	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2008 to 12/31/2008	$10.48561	$10.07735	0
01/01/2009 to 12/31/2009	$10.07735	$11.54657	0
01/01/2010 to 12/31/2010	$11.54657	$12.22988	0
01/01/2011 to 12/31/2011	$12.22988	$12.40784	0
01/01/2012 to 12/31/2012	$12.40784	$13.33751	0
01/01/2013 to 12/31/2013	$13.33751	$12.87363	0
01/01/2014 to 12/31/2014	$12.87363	$13.19400	0
01/01/2015 to 12/31/2015	$13.19400	$12.69998	0
01/01/2016 to 12/31/2016	$12.69998	$13.01607	0
01/01/2017 to 12/31/2017	$13.01607	$13.35728	0
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14539	$10.30010	0
01/01/2010 to 12/31/2010	$10.30010	$11.51790	0
01/01/2011 to 12/31/2011	$11.51790	$10.66059	0
01/01/2012 to 12/31/2012	$10.66059	$11.86940	0
01/01/2013 to 12/31/2013	$11.86940	$15.33933	0
01/01/2014 to 12/31/2014	$15.33933	$16.63133	0
01/01/2015 to 12/31/2015	$16.63133	$15.57408	0
01/01/2016 to 12/31/2016	$15.57408	$17.41921	0
01/01/2017 to 04/28/2017	$17.41921	$18.04458	0
AST Capital Growth Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.27957	$6.57609	0
01/01/2009 to 12/31/2009	$6.57609	$8.10403	0
01/01/2010 to 12/31/2010	$8.10403	$9.03449	0
01/01/2011 to 12/31/2011	$9.03449	$8.66809	0
01/01/2012 to 12/31/2012	$8.66809	$9.69263	0
01/01/2013 to 12/31/2013	$9.69263	$11.69214	0
01/01/2014 to 12/31/2014	$11.69214	$12.30089	0
01/01/2015 to 12/31/2015	$12.30089	$12.15975	0
01/01/2016 to 12/31/2016	$12.15975	$12.77427	0
01/01/2017 to 12/31/2017	$12.77427	$14.80849	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99861	$11.66079	0
01/01/2014 to 12/31/2014	$11.66079	$13.02627	0
01/01/2015 to 12/31/2015	$13.02627	$12.35108	0
01/01/2016 to 12/31/2016	$12.35108	$13.95395	0
01/01/2017 to 12/31/2017	$13.95395	$16.24655	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
01/01/2008 to 12/31/2008	$8.81443	$5.62898	0
01/01/2009 to 12/31/2009	$5.62898	$7.30200	0
01/01/2010 to 12/31/2010	$7.30200	$9.24005	0
01/01/2011 to 12/31/2011	$9.24005	$9.68459	0
01/01/2012 to 12/31/2012	$9.68459	$10.98399	0
01/01/2013 to 12/31/2013	$10.98399	$11.13873	0
01/01/2014 to 12/31/2014	$11.13873	$14.33847	0
01/01/2015 to 12/31/2015	$14.33847	$14.78173	0
01/01/2016 to 12/31/2016	$14.78173	$15.23503	0
01/01/2017 to 12/31/2017	$15.23503	$15.91667	0
AST DeAm Small-Cap Value Portfolio
01/01/2008 to 07/18/2008	$8.90547	$8.15851	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99861	$9.68793	0
01/01/2014 to 12/31/2014	$9.68793	$10.01210	0
01/01/2015 to 12/31/2015	$10.01210	$9.83515	0
01/01/2016 to 12/31/2016	$9.83515	$10.11303	0
01/01/2017 to 04/28/2017	$10.11303	$10.32217	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10360	$7.50574	0
01/01/2009 to 12/31/2009	$7.50574	$8.94713	0
01/01/2010 to 12/31/2010	$8.94713	$9.96968	0
01/01/2011 to 12/31/2011	$9.96968	$9.56090	0
01/01/2012 to 12/31/2012	$9.56090	$10.68270	0
01/01/2013 to 12/31/2013	$10.68270	$12.52337	0
01/01/2014 to 12/31/2014	$12.52337	$13.01822	0
01/01/2015 to 10/16/2015	$13.01822	$12.98378	0
AST FI Pyramis® Quantitative Portfolio
01/01/2008 to 12/31/2008	$10.17762	$6.55614	0
01/01/2009 to 12/31/2009	$6.55614	$7.98422	0
01/01/2010 to 12/31/2010	$7.98422	$8.97842	0
01/01/2011 to 12/31/2011	$8.97842	$8.69570	0
01/01/2012 to 12/31/2012	$8.69570	$9.45949	0
01/01/2013 to 12/31/2013	$9.45949	$10.67439	0
01/01/2014 to 12/31/2014	$10.67439	$10.82665	0
01/01/2015 to 12/31/2015	$10.82665	$10.75115	0
01/01/2016 to 12/31/2016	$10.75115	$11.02149	0
01/01/2017 to 12/31/2017	$11.02149	$12.62295	0
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99862	$7.47237	0
01/01/2009 to 11/13/2009	$7.47237	$8.35589	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99862	$10.74667	0
01/01/2013 to 12/31/2013	$10.74667	$13.15305	0
01/01/2014 to 12/31/2014	$13.15305	$13.34433	0
01/01/2015 to 10/16/2015	$13.34433	$12.78405	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99861	$10.81496	0
01/01/2014 to 12/31/2014	$10.81496	$10.90632	0
01/01/2015 to 10/16/2015	$10.90632	$10.40853	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17530	$6.11293	0
01/01/2009 to 12/31/2009	$6.11293	$8.12045	0
01/01/2010 to 12/31/2010	$8.12045	$9.59760	0
01/01/2011 to 12/31/2011	$9.59760	$8.96179	0
01/01/2012 to 12/31/2012	$8.96179	$11.17374	0
01/01/2013 to 12/31/2013	$11.17374	$11.46461	0
01/01/2014 to 12/31/2014	$11.46461	$12.84252	0
01/01/2015 to 12/31/2015	$12.84252	$12.61649	0
01/01/2016 to 12/31/2016	$12.61649	$12.51714	0
01/01/2017 to 12/31/2017	$12.51714	$13.64839	0
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2008 to 12/31/2008	$10.20006	$5.99060	0
01/01/2009 to 12/31/2009	$5.99060	$8.80030	0
01/01/2010 to 12/31/2010	$8.80030	$9.54348	0
01/01/2011 to 12/31/2011	$9.54348	$9.01285	0
01/01/2012 to 12/31/2012	$9.01285	$10.61341	0
01/01/2013 to 12/31/2013	$10.61341	$13.53963	0
01/01/2014 to 02/07/2014	$13.53963	$13.31960	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.01010	$5.83767	0
01/01/2009 to 12/31/2009	$5.83767	$6.84158	0
01/01/2010 to 12/31/2010	$6.84158	$7.59413	0
01/01/2011 to 12/31/2011	$7.59413	$7.05525	0
01/01/2012 to 12/31/2012	$7.05525	$8.30148	0
01/01/2013 to 12/31/2013	$8.30148	$10.90077	0
01/01/2014 to 12/31/2014	$10.90077	$12.12617	0
01/01/2015 to 12/31/2015	$12.12617	$11.37246	0
01/01/2016 to 12/31/2016	$11.37246	$12.47345	0
01/01/2017 to 12/31/2017	$12.47345	$13.46102	0
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.20504	$5.94093	0
01/01/2009 to 12/31/2009	$5.94093	$9.17698	0
01/01/2010 to 12/31/2010	$9.17698	$10.81269	0
01/01/2011 to 12/31/2011	$10.81269	$10.31558	0
01/01/2012 to 12/31/2012	$10.31558	$12.13239	0
01/01/2013 to 12/31/2013	$12.13239	$15.77000	0
01/01/2014 to 12/31/2014	$15.77000	$17.29392	0
01/01/2015 to 12/31/2015	$17.29392	$16.03800	0
01/01/2016 to 12/31/2016	$16.03800	$16.02974	0
01/01/2017 to 12/31/2017	$16.02974	$20.03275	0
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08927	$7.61467	0
01/01/2009 to 12/31/2009	$7.61467	$9.23814	0
01/01/2010 to 12/31/2010	$9.23814	$10.13722	0
01/01/2011 to 12/31/2011	$10.13722	$9.91746	0
01/01/2012 to 12/31/2012	$9.91746	$10.73925	0
01/01/2013 to 12/31/2013	$10.73925	$11.59683	0
01/01/2014 to 12/31/2014	$11.59683	$11.86386	0
01/01/2015 to 12/31/2015	$11.86386	$11.55944	0
01/01/2016 to 12/31/2016	$11.55944	$11.96408	0
01/01/2017 to 12/31/2017	$11.96408	$13.20961	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03350	$7.63876	0
01/01/2009 to 12/31/2009	$7.63876	$9.52759	0
01/01/2010 to 12/31/2010	$9.52759	$11.87597	0
01/01/2011 to 12/31/2011	$11.87597	$11.82991	0
01/01/2012 to 12/31/2012	$11.82991	$13.45707	0
01/01/2013 to 12/31/2013	$13.45707	$18.36795	0
01/01/2014 to 12/31/2014	$18.36795	$19.36098	0
01/01/2015 to 12/31/2015	$19.36098	$17.99132	0
01/01/2016 to 12/31/2016	$17.99132	$21.99230	0
01/01/2017 to 12/31/2017	$21.99230	$24.26132	0
AST Government Money Market Portfolio
01/01/2008 to 12/31/2008	$10.09744	$10.17767	0
01/01/2009 to 12/31/2009	$10.17767	$10.03209	0
01/01/2010 to 12/31/2010	$10.03209	$9.86698	0
01/01/2011 to 12/31/2011	$9.86698	$9.70434	0
01/01/2012 to 12/31/2012	$9.70434	$9.54272	0
01/01/2013 to 12/31/2013	$9.54272	$9.38307	0
01/01/2014 to 12/31/2014	$9.38307	$9.22618	0
01/01/2015 to 12/31/2015	$9.22618	$9.07218	0
01/01/2016 to 12/31/2016	$9.07218	$8.92098	0
01/01/2017 to 12/31/2017	$8.92098	$8.80218	0
AST High Yield Portfolio
01/01/2008 to 12/31/2008	$10.19061	$7.46065	0
01/01/2009 to 12/31/2009	$7.46065	$9.94415	0
01/01/2010 to 12/31/2010	$9.94415	$11.09791	0
01/01/2011 to 12/31/2011	$11.09791	$11.25890	0
01/01/2012 to 12/31/2012	$11.25890	$12.60640	0
01/01/2013 to 12/31/2013	$12.60640	$13.28567	0
01/01/2014 to 12/31/2014	$13.28567	$13.39765	0
01/01/2015 to 12/31/2015	$13.39765	$12.70415	0
01/01/2016 to 12/31/2016	$12.70415	$14.41553	0
01/01/2017 to 12/31/2017	$14.41553	$15.23432	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2008 to 12/31/2008	$9.51468	$5.47387	0
01/01/2009 to 12/31/2009	$5.47387	$6.42843	0
01/01/2010 to 12/31/2010	$6.42843	$7.15276	0
01/01/2011 to 12/31/2011	$7.15276	$6.73906	0
01/01/2012 to 12/31/2012	$6.73906	$7.74523	0
01/01/2013 to 12/31/2013	$7.74523	$10.65154	0
01/01/2014 to 12/31/2014	$10.65154	$11.91326	0
01/01/2015 to 12/31/2015	$11.91326	$10.79624	0
01/01/2016 to 12/31/2016	$10.79624	$12.72729	0
01/01/2017 to 12/31/2017	$12.72729	$14.91707	0
AST International Growth Portfolio
01/01/2008 to 12/31/2008	$10.87865	$5.32347	0
01/01/2009 to 12/31/2009	$5.32347	$7.08178	0
01/01/2010 to 12/31/2010	$7.08178	$7.97297	0
01/01/2011 to 12/31/2011	$7.97297	$6.82656	0
01/01/2012 to 12/31/2012	$6.82656	$8.07933	0
01/01/2013 to 12/31/2013	$8.07933	$9.45814	0
01/01/2014 to 12/31/2014	$9.45814	$8.78624	0
01/01/2015 to 12/31/2015	$8.78624	$8.91132	0
01/01/2016 to 12/31/2016	$8.91132	$8.43161	0
01/01/2017 to 12/31/2017	$8.43161	$11.22817	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/01/2008 to 12/31/2008	$10.27451	$5.65719	0
01/01/2009 to 12/31/2009	$5.65719	$7.25920	0
01/01/2010 to 12/31/2010	$7.25920	$7.92905	0
01/01/2011 to 12/31/2011	$7.92905	$6.81816	0
01/01/2012 to 12/31/2012	$6.81816	$7.82202	0
01/01/2013 to 12/31/2013	$7.82202	$9.18858	0
01/01/2014 to 12/31/2014	$9.18858	$8.42932	0
01/01/2015 to 12/31/2015	$8.42932	$8.35610	0
01/01/2016 to 12/31/2016	$8.35610	$8.26429	0
01/01/2017 to 12/31/2017	$8.26429	$9.98043	0
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11178	$7.13867	0
01/01/2009 to 12/31/2009	$7.13867	$8.89120	0
01/01/2010 to 12/31/2010	$8.89120	$9.95052	0
01/01/2011 to 12/31/2011	$9.95052	$9.72872	0
01/01/2012 to 12/31/2012	$9.72872	$10.86529	0
01/01/2013 to 12/31/2013	$10.86529	$12.42323	0
01/01/2014 to 12/31/2014	$12.42323	$12.99298	0
01/01/2015 to 12/31/2015	$12.99298	$12.64195	0
01/01/2016 to 12/31/2016	$12.64195	$13.07947	0
01/01/2017 to 12/31/2017	$13.07947	$15.04212	0
AST J.P. Morgan International Equity Portfolio
01/01/2008 to 12/31/2008	$10.28751	$5.92957	0
01/01/2009 to 12/31/2009	$5.92957	$7.92252	0
01/01/2010 to 12/31/2010	$7.92252	$8.34866	0
01/01/2011 to 12/31/2011	$8.34866	$7.45810	0
01/01/2012 to 12/31/2012	$7.45810	$8.94008	0
01/01/2013 to 12/31/2013	$8.94008	$10.14092	0
01/01/2014 to 12/31/2014	$10.14092	$9.33668	0
01/01/2015 to 12/31/2015	$9.33668	$8.92408	0
01/01/2016 to 12/31/2016	$8.92408	$8.94474	0
01/01/2017 to 12/31/2017	$8.94474	$11.40189	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2008 to 12/31/2008	$9.65428	$7.82060	1,319
01/01/2009 to 12/31/2009	$7.82060	$9.38319	1,318
01/01/2010 to 12/31/2010	$9.38319	$9.90157	1,318
01/01/2011 to 12/31/2011	$9.90157	$9.75906	1,317
01/01/2012 to 12/31/2012	$9.75906	$10.62428	1,316
01/01/2013 to 12/31/2013	$10.62428	$11.59927	1,315
01/01/2014 to 12/31/2014	$11.59927	$12.02685	1,315
01/01/2015 to 12/31/2015	$12.02685	$11.80418	1,314
01/01/2016 to 12/31/2016	$11.80418	$12.05277	1,314
01/01/2017 to 12/31/2017	$12.05277	$13.29089	1,313
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08400	$10.29031	0
01/01/2010 to 12/31/2010	$10.29031	$11.26343	0
01/01/2011 to 12/31/2011	$11.26343	$11.14873	0
01/01/2012 to 12/31/2012	$11.14873	$12.62690	0
01/01/2013 to 12/31/2013	$12.62690	$16.94692	0
01/01/2014 to 12/31/2014	$16.94692	$18.24738	0
01/01/2015 to 12/31/2015	$18.24738	$19.85042	0
01/01/2016 to 12/31/2016	$19.85042	$19.23341	0
01/01/2017 to 12/31/2017	$19.23341	$25.68918	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.62167	$5.88400	0
01/01/2009 to 12/31/2009	$5.88400	$7.50737	0
01/01/2010 to 12/31/2010	$7.50737	$8.83994	0
01/01/2011 to 12/31/2011	$8.83994	$8.61297	0
01/01/2012 to 12/31/2012	$8.61297	$9.50769	0
01/01/2013 to 12/31/2013	$9.50769	$12.77151	0
01/01/2014 to 12/31/2014	$12.77151	$13.88802	0
01/01/2015 to 12/31/2015	$13.88802	$15.03125	0
01/01/2016 to 12/31/2016	$15.03125	$15.60470	0
01/01/2017 to 12/31/2017	$15.60470	$20.40665	0
AST Lord Abbett Core Fixed Income Portfolio
01/01/2008 to 12/31/2008	$10.18268	$7.68422	0
01/01/2009 to 12/31/2009	$7.68422	$10.17046	0
01/01/2010 to 12/31/2010	$10.17046	$11.34198	0
01/01/2011 to 12/31/2011	$11.34198	$12.28703	0
01/01/2012 to 12/31/2012	$12.28703	$12.79772	0
01/01/2013 to 12/31/2013	$12.79772	$12.33205	0
01/01/2014 to 12/31/2014	$12.33205	$12.90064	0
01/01/2015 to 12/31/2015	$12.90064	$12.61091	0
01/01/2016 to 12/31/2016	$12.61091	$12.72321	0
01/01/2017 to 12/31/2017	$12.72321	$12.93058	0
AST MFS Global Equity Portfolio
01/01/2008 to 12/31/2008	$10.28019	$6.67246	0
01/01/2009 to 12/31/2009	$6.67246	$8.62801	0
01/01/2010 to 12/31/2010	$8.62801	$9.50583	0
01/01/2011 to 12/31/2011	$9.50583	$9.05443	0
01/01/2012 to 12/31/2012	$9.05443	$10.95749	0
01/01/2013 to 12/31/2013	$10.95749	$13.75186	0
01/01/2014 to 12/31/2014	$13.75186	$14.01289	0
01/01/2015 to 12/31/2015	$14.01289	$13.57675	0
01/01/2016 to 12/31/2016	$13.57675	$14.29970	0
01/01/2017 to 12/31/2017	$14.29970	$17.41354	0
AST MFS Growth Portfolio
01/01/2008 to 12/31/2008	$10.62305	$6.65333	0
01/01/2009 to 12/31/2009	$6.65333	$8.13214	0
01/01/2010 to 12/31/2010	$8.13214	$9.01845	0
01/01/2011 to 12/31/2011	$9.01845	$8.81514	0
01/01/2012 to 12/31/2012	$8.81514	$10.14839	0
01/01/2013 to 12/31/2013	$10.14839	$13.64166	0
01/01/2014 to 12/31/2014	$13.64166	$14.58198	0
01/01/2015 to 12/31/2015	$14.58198	$15.37475	0
01/01/2016 to 12/31/2016	$15.37475	$15.40726	0
01/01/2017 to 12/31/2017	$15.40726	$19.80274	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99862	$10.19600	0
01/01/2013 to 12/31/2013	$10.19600	$13.48485	0
01/01/2014 to 12/31/2014	$13.48485	$14.61431	0
01/01/2015 to 12/31/2015	$14.61431	$14.26604	0
01/01/2016 to 12/31/2016	$14.26604	$15.91409	0
01/01/2017 to 12/31/2017	$15.91409	$18.36222	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.36749	$5.79188	0
01/01/2009 to 12/31/2009	$5.79188	$7.39154	0
01/01/2010 to 12/31/2010	$7.39154	$9.35229	0
01/01/2011 to 12/31/2011	$9.35229	$9.35130	0
01/01/2012 to 12/31/2012	$9.35130	$10.33333	0
01/01/2013 to 12/31/2013	$10.33333	$13.47420	0
01/01/2014 to 12/31/2014	$13.47420	$14.30087	0
01/01/2015 to 10/16/2015	$14.30087	$14.66210	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.88844	$6.15199	0
01/01/2009 to 12/31/2009	$6.15199	$7.41410	0
01/01/2010 to 12/31/2010	$7.41410	$8.76777	0
01/01/2011 to 04/29/2011	$8.76777	$9.83375	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.10265	$5.73576	0
01/01/2009 to 12/31/2009	$5.73576	$7.93225	0
01/01/2010 to 12/31/2010	$7.93225	$9.62757	0
01/01/2011 to 12/31/2011	$9.62757	$9.23167	0
01/01/2012 to 12/31/2012	$9.23167	$10.63186	0
01/01/2013 to 12/31/2013	$10.63186	$14.84570	0
01/01/2014 to 12/31/2014	$14.84570	$16.67777	0
01/01/2015 to 12/31/2015	$16.67777	$15.47455	0
01/01/2016 to 12/31/2016	$15.47455	$17.99035	0
01/01/2017 to 12/31/2017	$17.99035	$20.12986	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99862	$10.32216	0
01/01/2013 to 12/31/2013	$10.32216	$12.06936	0
01/01/2014 to 12/31/2014	$12.06936	$12.47735	0
01/01/2015 to 12/31/2015	$12.47735	$12.11638	0
01/01/2016 to 12/31/2016	$12.11638	$12.42920	0
01/01/2017 to 12/31/2017	$12.42920	$14.23773	0
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10136	$5.57335	0
01/01/2009 to 12/31/2009	$5.57335	$9.12527	0
01/01/2010 to 12/31/2010	$9.12527	$10.97104	0
01/01/2011 to 12/31/2011	$10.97104	$8.60101	0
01/01/2012 to 12/31/2012	$8.60101	$9.97337	0
01/01/2013 to 12/31/2013	$9.97337	$9.82853	0
01/01/2014 to 12/31/2014	$9.82853	$9.21164	0
01/01/2015 to 12/31/2015	$9.21164	$7.54254	0
01/01/2016 to 12/31/2016	$7.54254	$8.33354	0
01/01/2017 to 12/31/2017	$8.33354	$10.35602	0
AST Preservation Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.36204	$8.20346	0
01/01/2009 to 12/31/2009	$8.20346	$9.68266	0
01/01/2010 to 12/31/2010	$9.68266	$10.52738	0
01/01/2011 to 12/31/2011	$10.52738	$10.45482	0
01/01/2012 to 12/31/2012	$10.45482	$11.34635	0
01/01/2013 to 12/31/2013	$11.34635	$12.18450	0
01/01/2014 to 12/31/2014	$12.18450	$12.67277	0
01/01/2015 to 12/31/2015	$12.67277	$12.47882	0
01/01/2016 to 12/31/2016	$12.47882	$12.94862	0
01/01/2017 to 12/31/2017	$12.94862	$14.02258	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
01/01/2008 to 12/31/2008	$10.24921	$5.97509	5,571
01/01/2009 to 12/31/2009	$5.97509	$7.40130	5,567
01/01/2010 to 12/31/2010	$7.40130	$8.66171	5,564
01/01/2011 to 12/31/2011	$8.66171	$7.98786	5,561
01/01/2012 to 12/31/2012	$7.98786	$8.86900	5,558
01/01/2013 to 12/31/2013	$8.86900	$10.20562	5,555
01/01/2014 to 12/31/2014	$10.20562	$10.95802	5,552
01/01/2015 to 12/31/2015	$10.95802	$10.70877	5,550
01/01/2016 to 12/31/2016	$10.70877	$11.59302	5,547
01/01/2017 to 12/31/2017	$11.59302	$13.23472	5,545
AST QMA US Equity Alpha Portfolio
01/01/2008 to 12/31/2008	$9.70245	$5.84646	0
01/01/2009 to 12/31/2009	$5.84646	$7.00319	0
01/01/2010 to 12/31/2010	$7.00319	$7.92253	0
01/01/2011 to 12/31/2011	$7.92253	$8.05960	0
01/01/2012 to 12/31/2012	$8.05960	$9.41497	0
01/01/2013 to 12/31/2013	$9.41497	$12.25979	0
01/01/2014 to 12/31/2014	$12.25979	$14.12993	0
01/01/2015 to 12/31/2015	$14.12993	$14.32160	0
01/01/2016 to 12/31/2016	$14.32160	$16.17349	0
01/01/2017 to 12/31/2017	$16.17349	$19.44266	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99861	$8.89866	0
01/01/2012 to 12/31/2012	$8.89866	$9.90099	0
01/01/2013 to 12/31/2013	$9.90099	$11.91604	0
01/01/2014 to 12/31/2014	$11.91604	$12.47849	0
01/01/2015 to 12/31/2015	$12.47849	$12.28839	0
01/01/2016 to 12/31/2016	$12.28839	$12.84730	0
01/01/2017 to 12/31/2017	$12.84730	$14.93108	0
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08109	$7.34558	0
01/01/2009 to 12/31/2009	$7.34558	$8.91204	0
01/01/2010 to 12/31/2010	$8.91204	$9.80747	0
01/01/2011 to 12/31/2011	$9.80747	$9.46863	0
01/01/2012 to 12/31/2012	$9.46863	$10.26743	0
01/01/2013 to 12/31/2013	$10.26743	$11.35166	0
01/01/2014 to 12/31/2014	$11.35166	$11.73555	0
01/01/2015 to 12/31/2015	$11.73555	$11.52021	0
01/01/2016 to 12/31/2016	$11.52021	$11.87342	0
01/01/2017 to 12/31/2017	$11.87342	$13.57066	0
AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09927	$6.69672	0
01/01/2009 to 12/31/2009	$6.69672	$8.35282	0
01/01/2010 to 12/31/2010	$8.35282	$9.39126	0
01/01/2011 to 12/31/2011	$9.39126	$9.01392	0
01/01/2012 to 12/31/2012	$9.01392	$10.27246	0
01/01/2013 to 12/31/2013	$10.27246	$11.92498	0
01/01/2014 to 12/31/2014	$11.92498	$12.36267	0
01/01/2015 to 12/31/2015	$12.36267	$12.09005	0
01/01/2016 to 12/31/2016	$12.09005	$12.69897	0
01/01/2017 to 04/28/2017	$12.69897	$13.20871	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2008 to 12/31/2008	$10.28928	$7.06265	0
01/01/2009 to 12/31/2009	$7.06265	$8.84835	0
01/01/2010 to 12/31/2010	$8.84835	$9.72815	0
01/01/2011 to 12/31/2011	$9.72815	$9.24234	0
01/01/2012 to 12/31/2012	$9.24234	$10.09973	0
01/01/2013 to 12/31/2013	$10.09973	$11.36092	0
01/01/2014 to 12/31/2014	$11.36092	$11.51017	0
01/01/2015 to 10/16/2015	$11.51017	$11.19337	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2008 to 12/31/2008	$10.23068	$5.62413	0
01/01/2009 to 12/31/2009	$5.62413	$7.33634	0
01/01/2010 to 12/31/2010	$7.33634	$9.56141	0
01/01/2011 to 12/31/2011	$9.56141	$8.16906	0
01/01/2012 to 12/31/2012	$8.16906	$9.64471	0
01/01/2013 to 12/31/2013	$9.64471	$13.35398	0
01/01/2014 to 12/31/2014	$13.35398	$13.77954	0
01/01/2015 to 12/31/2015	$13.77954	$13.73005	0
01/01/2016 to 12/31/2016	$13.73005	$14.54048	0
01/01/2017 to 12/31/2017	$14.54048	$18.25713	0
AST Small-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$9.96110	$6.36649	0
01/01/2009 to 12/31/2009	$6.36649	$8.38268	0
01/01/2010 to 12/31/2010	$8.38268	$11.24433	0
01/01/2011 to 12/31/2011	$11.24433	$10.94837	0
01/01/2012 to 12/31/2012	$10.94837	$12.07585	0
01/01/2013 to 12/31/2013	$12.07585	$16.05050	0
01/01/2014 to 12/31/2014	$16.05050	$16.38499	0
01/01/2015 to 12/31/2015	$16.38499	$16.23769	0
01/01/2016 to 12/31/2016	$16.23769	$17.89502	0
01/01/2017 to 12/31/2017	$17.89502	$21.80520	0
AST Small-Cap Value Portfolio
01/01/2008 to 12/31/2008	$9.33168	$6.44885	0
01/01/2009 to 12/31/2009	$6.44885	$8.05322	0
01/01/2010 to 12/31/2010	$8.05322	$9.97697	0
01/01/2011 to 12/31/2011	$9.97697	$9.22409	0
01/01/2012 to 12/31/2012	$9.22409	$10.71679	0
01/01/2013 to 12/31/2013	$10.71679	$14.47891	0
01/01/2014 to 12/31/2014	$14.47891	$14.98685	0
01/01/2015 to 12/31/2015	$14.98685	$14.10124	0
01/01/2016 to 12/31/2016	$14.10124	$17.91543	0
01/01/2017 to 12/31/2017	$17.91543	$18.91092	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.10841	$7.36066	0
01/01/2009 to 12/31/2009	$7.36066	$8.98477	0
01/01/2010 to 12/31/2010	$8.98477	$9.85367	0
01/01/2011 to 12/31/2011	$9.85367	$9.88135	0
01/01/2012 to 12/31/2012	$9.88135	$11.02726	0
01/01/2013 to 12/31/2013	$11.02726	$12.66807	0
01/01/2014 to 12/31/2014	$12.66807	$13.18873	0
01/01/2015 to 12/31/2015	$13.18873	$12.97370	0
01/01/2016 to 12/31/2016	$12.97370	$13.71971	0
01/01/2017 to 12/31/2017	$13.71971	$15.56957	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Equity Income Portfolio
01/01/2008 to 12/31/2008	$9.44027	$5.39439	0
01/01/2009 to 12/31/2009	$5.39439	$6.56645	0
01/01/2010 to 12/31/2010	$6.56645	$7.31183	0
01/01/2011 to 12/31/2011	$7.31183	$7.07190	0
01/01/2012 to 12/31/2012	$7.07190	$8.15303	0
01/01/2013 to 12/31/2013	$8.15303	$10.39660	0
01/01/2014 to 12/31/2014	$10.39660	$10.98620	0
01/01/2015 to 10/16/2015	$10.98620	$10.18368	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.00708	$5.84797	0
01/01/2009 to 12/31/2009	$5.84797	$8.81937	0
01/01/2010 to 12/31/2010	$8.81937	$10.04316	0
01/01/2011 to 12/31/2011	$10.04316	$9.70810	0
01/01/2012 to 12/31/2012	$9.70810	$11.22400	0
01/01/2013 to 12/31/2013	$11.22400	$15.89542	0
01/01/2014 to 12/31/2014	$15.89542	$16.93410	0
01/01/2015 to 12/31/2015	$16.93410	$18.24680	0
01/01/2016 to 12/31/2016	$18.24680	$18.42646	0
01/01/2017 to 12/31/2017	$18.42646	$24.98397	0
AST T. Rowe Price Large-Cap Value Portfolio
formerly,AST Value Equity Portfolio
01/01/2008 to 12/31/2008	$9.75180	$6.01200	0
01/01/2009 to 12/31/2009	$6.01200	$6.99095	0
01/01/2010 to 12/31/2010	$6.99095	$7.72945	0
01/01/2011 to 12/31/2011	$7.72945	$7.56305	0
01/01/2012 to 12/31/2012	$7.56305	$8.43308	0
01/01/2013 to 12/31/2013	$8.43308	$11.16367	0
01/01/2014 to 12/31/2014	$11.16367	$11.14810	0
01/01/2015 to 12/31/2015	$11.14810	$10.29701	0
01/01/2016 to 12/31/2016	$10.29701	$10.74574	0
01/01/2017 to 12/31/2017	$10.74574	$12.31561	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2008 to 12/31/2008	$11.52768	$5.66891	0
01/01/2009 to 12/31/2009	$5.66891	$8.32488	0
01/01/2010 to 12/31/2010	$8.32488	$9.86005	0
01/01/2011 to 12/31/2011	$9.86005	$8.24906	0
01/01/2012 to 12/31/2012	$8.24906	$8.40435	0
01/01/2013 to 12/31/2013	$8.40435	$9.53493	0
01/01/2014 to 12/31/2014	$9.53493	$8.59166	0
01/01/2015 to 12/31/2015	$8.59166	$6.82146	0
01/01/2016 to 12/31/2016	$6.82146	$8.35879	0
01/01/2017 to 12/31/2017	$8.35879	$9.06657	0
AST Templeton Global Bond Portfolio
01/01/2008 to 12/31/2008	$10.53870	$10.11020	0
01/01/2009 to 12/31/2009	$10.11020	$11.14552	0
01/01/2010 to 12/31/2010	$11.14552	$11.58863	0
01/01/2011 to 12/31/2011	$11.58863	$11.86517	0
01/01/2012 to 12/31/2012	$11.86517	$12.27616	0
01/01/2013 to 12/31/2013	$12.27616	$11.61787	0
01/01/2014 to 12/31/2014	$11.61787	$11.48733	0
01/01/2015 to 12/31/2015	$11.48733	$10.77374	0
01/01/2016 to 12/31/2016	$10.77374	$11.05564	0
01/01/2017 to 12/31/2017	$11.05564	$11.09317	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2008 to 12/31/2008	$9.75005	$5.93190	0
01/01/2009 to 12/31/2009	$5.93190	$8.10076	0
01/01/2010 to 12/31/2010	$8.10076	$9.84588	0
01/01/2011 to 12/31/2011	$9.84588	$9.34739	0
01/01/2012 to 12/31/2012	$9.34739	$10.88306	0
01/01/2013 to 12/31/2013	$10.88306	$14.16999	0
01/01/2014 to 12/31/2014	$14.16999	$16.01880	0
01/01/2015 to 12/31/2015	$16.01880	$14.71012	0
01/01/2016 to 12/31/2016	$14.71012	$16.48901	0
01/01/2017 to 12/31/2017	$16.48901	$19.21864	0
AST Wellington Management Hedged Equity Portfolio
01/01/2008 to 12/31/2008	$10.22335	$5.79748	0
01/01/2009 to 12/31/2009	$5.79748	$7.32143	0
01/01/2010 to 12/31/2010	$7.32143	$8.25276	0
01/01/2011 to 12/31/2011	$8.25276	$7.83460	0
01/01/2012 to 12/31/2012	$7.83460	$8.55140	0
01/01/2013 to 12/31/2013	$8.55140	$10.13255	0
01/01/2014 to 12/31/2014	$10.13255	$10.51165	0
01/01/2015 to 12/31/2015	$10.51165	$10.27058	0
01/01/2016 to 12/31/2016	$10.27058	$10.75825	0
01/01/2017 to 12/31/2017	$10.75825	$12.01691	0
AST Western Asset Core Plus Bond Portfolio
01/01/2008 to 12/31/2008	$9.97925	$9.30103	0
01/01/2009 to 12/31/2009	$9.30103	$10.20914	0
01/01/2010 to 12/31/2010	$10.20914	$10.82122	0
01/01/2011 to 12/31/2011	$10.82122	$11.28166	0
01/01/2012 to 12/31/2012	$11.28166	$11.96400	0
01/01/2013 to 12/31/2013	$11.96400	$11.58840	0
01/01/2014 to 12/31/2014	$11.58840	$12.21484	0
01/01/2015 to 12/31/2015	$12.21484	$12.15911	0
01/01/2016 to 12/31/2016	$12.15911	$12.57199	0
01/01/2017 to 12/31/2017	$12.57199	$13.14212	0
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07810	$6.64193	0
01/01/2009 to 12/31/2009	$6.64193	$8.49448	0
01/01/2010 to 12/31/2010	$8.49448	$9.20782	0
01/01/2011 to 12/31/2011	$9.20782	$8.90286	0
01/01/2012 to 09/21/2012	$8.90286	$9.97254	0
*Denotes the start date of these sub-accounts

PREMIER Bb SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV 80 bps (1.75%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.58438	$9.26448	5,326,490
01/01/2010 to 12/31/2010	$9.26448	$10.19462	5,089,366
01/01/2011 to 12/31/2011	$10.19462	$9.75312	4,414,821
01/01/2012 to 12/31/2012	$9.75312	$10.78971	4,205,446
01/01/2013 to 12/31/2013	$10.78971	$11.66170	3,885,835
01/01/2014 to 12/31/2014	$11.66170	$11.89871	3,456,020
01/01/2015 to 12/31/2015	$11.89871	$11.31759	2,961,298
01/01/2016 to 12/31/2016	$11.31759	$11.82816	2,648,709
01/01/2017 to 12/31/2017	$11.82816	$13.08827	2,289,070
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.78881	$9.65571	1,546,021
01/01/2010 to 12/31/2010	$9.65571	$10.79033	1,571,211
01/01/2011 to 12/31/2011	$10.79033	$10.61693	1,431,282
01/01/2012 to 12/31/2012	$10.61693	$11.85825	1,399,765
01/01/2013 to 12/31/2013	$11.85825	$13.58391	1,405,413
01/01/2014 to 12/31/2014	$13.58391	$14.16565	1,329,201
01/01/2015 to 12/31/2015	$14.16565	$14.03379	1,178,125
01/01/2016 to 12/31/2016	$14.03379	$14.77312	1,052,395
01/01/2017 to 12/31/2017	$14.77312	$16.97741	818,631
AST American Century Income & Growth Portfolio
05/01/2009 to 12/31/2009	$6.47791	$8.03080	6,596
01/01/2010 to 12/31/2010	$8.03080	$8.98555	11,755
01/01/2011 to 12/31/2011	$8.98555	$9.14661	2,574
01/01/2012 to 05/04/2012	$9.14661	$9.93586	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99857	$11.63159	0
01/01/2014 to 12/31/2014	$11.63159	$12.93693	0
01/01/2015 to 12/31/2015	$12.93693	$12.93406	0
01/01/2016 to 12/31/2016	$12.93406	$14.07266	0
01/01/2017 to 12/31/2017	$14.07266	$16.89288	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.93555	$9.55557	2,782,580
01/01/2010 to 12/31/2010	$9.55557	$10.54773	2,691,285
01/01/2011 to 12/31/2011	$10.54773	$10.24057	2,316,352
01/01/2012 to 12/31/2012	$10.24057	$11.31975	2,212,535
01/01/2013 to 12/31/2013	$11.31975	$13.08835	2,118,897
01/01/2014 to 12/31/2014	$13.08835	$13.70209	1,991,147
01/01/2015 to 12/31/2015	$13.70209	$13.53054	1,759,313
01/01/2016 to 12/31/2016	$13.53054	$14.13578	1,581,543
01/01/2017 to 12/31/2017	$14.13578	$15.96415	1,356,696
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99857	$9.16255	12,751
01/01/2012 to 12/31/2012	$9.16255	$10.07596	22,426
01/01/2013 to 12/31/2013	$10.07596	$10.97739	22,367
01/01/2014 to 12/31/2014	$10.97739	$11.31669	20,385
01/01/2015 to 12/31/2015	$11.31669	$10.78833	20,068
01/01/2016 to 12/31/2016	$10.78833	$11.34118	18,043
01/01/2017 to 12/31/2017	$11.34118	$12.55240	18,483

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99857	$10.49507	1,806
01/01/2014 to 12/31/2014	$10.49507	$10.68352	139
01/01/2015 to 12/31/2015	$10.68352	$10.52840	6,003
01/01/2016 to 12/31/2016	$10.52840	$11.00455	11,910
01/01/2017 to 04/28/2017	$11.00455	$11.39370	0
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$10.92079	$11.48658	3,251
01/01/2010 to 12/31/2010	$11.48658	$11.72926	11,456
01/01/2011 to 12/31/2011	$11.72926	$11.78694	9,762
01/01/2012 to 12/31/2012	$11.78694	$12.12782	10,369
01/01/2013 to 12/31/2013	$12.12782	$11.66008	509
01/01/2014 to 12/31/2014	$11.66008	$11.44852	771
01/01/2015 to 12/31/2015	$11.44852	$11.30598	521
01/01/2016 to 12/31/2016	$11.30598	$11.29361	45
01/01/2017 to 12/31/2017	$11.29361	$11.28886	86
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$10.86732	$12.05880	52,387
01/01/2010 to 12/31/2010	$12.05880	$12.76610	80,428
01/01/2011 to 12/31/2011	$12.76610	$12.94556	46,981
01/01/2012 to 12/31/2012	$12.94556	$13.90862	46,392
01/01/2013 to 12/31/2013	$13.90862	$13.41826	23,193
01/01/2014 to 12/31/2014	$13.41826	$13.74548	32,012
01/01/2015 to 12/31/2015	$13.74548	$13.22431	22,907
01/01/2016 to 12/31/2016	$13.22431	$13.54685	15,803
01/01/2017 to 12/31/2017	$13.54685	$13.89515	21,767
AST Bond Portfolio 2016
05/01/2009 to 12/31/2009	$9.68422	$9.38572	0
01/01/2010 to 12/31/2010	$9.38572	$10.19992	0
01/01/2011 to 12/31/2011	$10.19992	$10.99092	0
01/01/2012 to 12/31/2012	$10.99092	$11.25150	0
01/01/2013 to 12/31/2013	$11.25150	$10.98198	0
01/01/2014 to 12/31/2014	$10.98198	$10.84304	0
01/01/2015 to 12/31/2015	$10.84304	$10.63187	0
01/01/2016 to 12/31/2016	$10.63187	$10.49794	0
01/01/2017 to 01/03/2017	$10.49794	$10.49305	0
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$11.37811	$11.12056	0
01/01/2010 to 12/31/2010	$11.12056	$12.15179	0
01/01/2011 to 12/31/2011	$12.15179	$13.56492	0
01/01/2012 to 12/31/2012	$13.56492	$14.09333	0
01/01/2013 to 12/31/2013	$14.09333	$13.41564	0
01/01/2014 to 12/31/2014	$13.41564	$13.53594	0
01/01/2015 to 12/31/2015	$13.53594	$13.41092	0
01/01/2016 to 12/31/2016	$13.41092	$13.39292	0
01/01/2017 to 12/31/2017	$13.39292	$13.25685	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$11.33898	$10.98780	0
01/01/2010 to 12/31/2010	$10.98780	$12.02578	100
01/01/2011 to 12/31/2011	$12.02578	$13.70693	506
01/01/2012 to 12/31/2012	$13.70693	$14.26024	0
01/01/2013 to 12/31/2013	$14.26024	$13.33784	0
01/01/2014 to 12/31/2014	$13.33784	$13.66734	0
01/01/2015 to 12/31/2015	$13.66734	$13.57611	0
01/01/2016 to 12/31/2016	$13.57611	$13.53613	0
01/01/2017 to 12/31/2017	$13.53613	$13.40522	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.37595	$8.79604	0
01/01/2010 to 12/31/2010	$8.79604	$9.66876	58,389
01/01/2011 to 12/31/2011	$9.66876	$11.27734	95
01/01/2012 to 12/31/2012	$11.27734	$11.78346	0
01/01/2013 to 12/31/2013	$11.78346	$10.82629	0
01/01/2014 to 12/31/2014	$10.82629	$11.29551	0
01/01/2015 to 12/31/2015	$11.29551	$11.27065	0
01/01/2016 to 12/31/2016	$11.27065	$11.29383	97
01/01/2017 to 12/31/2017	$11.29383	$11.19829	145
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99810	$11.01729	38,657
01/01/2011 to 12/31/2011	$11.01729	$13.02623	638,952
01/01/2012 to 12/31/2012	$13.02623	$13.67162	227,008
01/01/2013 to 12/31/2013	$13.67162	$12.49582	26,076
01/01/2014 to 12/31/2014	$12.49582	$13.22419	13,414
01/01/2015 to 12/31/2015	$13.22419	$13.22852	16,048
01/01/2016 to 12/31/2016	$13.22852	$13.26576	17,396
01/01/2017 to 12/31/2017	$13.26576	$13.24420	281
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99857	$12.03025	286,401
01/01/2012 to 12/31/2012	$12.03025	$12.51433	365,575
01/01/2013 to 12/31/2013	$12.51433	$11.10044	18,376
01/01/2014 to 12/31/2014	$11.10044	$12.04074	18,069
01/01/2015 to 12/31/2015	$12.04074	$12.08175	18,103
01/01/2016 to 12/31/2016	$12.08175	$12.09126	18,105
01/01/2017 to 12/31/2017	$12.09126	$12.07022	561
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99810	$10.40740	255,326
01/01/2013 to 12/31/2013	$10.40740	$9.18516	928,295
01/01/2014 to 12/31/2014	$9.18516	$10.16623	341,703
01/01/2015 to 12/31/2015	$10.16623	$10.26182	68,093
01/01/2016 to 12/31/2016	$10.26182	$10.27831	67,072
01/01/2017 to 12/31/2017	$10.27831	$10.27325	66,067
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99905	$8.75667	617,813
01/01/2014 to 12/31/2014	$8.75667	$9.86176	405,588
01/01/2015 to 12/31/2015	$9.86176	$9.96747	1,968
01/01/2016 to 12/31/2016	$9.96747	$9.98311	1,965
01/01/2017 to 12/31/2017	$9.98311	$9.97694	1,961
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99905	$11.31222	185,355
01/01/2015 to 12/31/2015	$11.31222	$11.33979	797,267
01/01/2016 to 12/31/2016	$11.33979	$11.42066	69,592
01/01/2017 to 12/31/2017	$11.42066	$11.43018	5,859
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99905	$9.94591	349,755
01/01/2016 to 12/31/2016	$9.94591	$9.97813	528,671
01/01/2017 to 12/31/2017	$9.97813	$10.04433	265,253
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99810	$9.88741	801,584
01/01/2017 to 12/31/2017	$9.88741	$9.97864	460,548
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99810	$10.04467	1,141

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14535	$10.29945	0
01/01/2010 to 12/31/2010	$10.29945	$11.51148	3,884
01/01/2011 to 12/31/2011	$11.51148	$10.64939	4,117
01/01/2012 to 12/31/2012	$10.64939	$11.85108	107
01/01/2013 to 12/31/2013	$11.85108	$15.30798	44
01/01/2014 to 12/31/2014	$15.30798	$16.58906	81
01/01/2015 to 12/31/2015	$16.58906	$15.52687	50
01/01/2016 to 12/31/2016	$15.52687	$17.35800	33
01/01/2017 to 04/28/2017	$17.35800	$17.97828	0
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.32460	$9.00313	5,643,870
01/01/2010 to 12/31/2010	$9.00313	$10.03170	5,740,105
01/01/2011 to 12/31/2011	$10.03170	$9.62010	5,142,553
01/01/2012 to 12/31/2012	$9.62010	$10.75186	5,122,405
01/01/2013 to 12/31/2013	$10.75186	$12.96360	5,014,287
01/01/2014 to 12/31/2014	$12.96360	$13.63181	4,801,992
01/01/2015 to 12/31/2015	$13.63181	$13.46876	4,364,272
01/01/2016 to 12/31/2016	$13.46876	$14.14249	4,045,503
01/01/2017 to 12/31/2017	$14.14249	$16.38656	3,456,910
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99857	$11.65594	0
01/01/2014 to 12/31/2014	$11.65594	$13.01454	0
01/01/2015 to 12/31/2015	$13.01454	$12.33375	0
01/01/2016 to 12/31/2016	$12.33375	$13.92760	0
01/01/2017 to 12/31/2017	$13.92760	$16.20788	800
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$5.21355	$7.88735	3,042
01/01/2010 to 12/31/2010	$7.88735	$9.97588	3,002
01/01/2011 to 12/31/2011	$9.97588	$10.45070	1,299
01/01/2012 to 12/31/2012	$10.45070	$11.84713	2,109
01/01/2013 to 12/31/2013	$11.84713	$12.00823	602
01/01/2014 to 12/31/2014	$12.00823	$15.45011	876
01/01/2015 to 12/31/2015	$15.45011	$15.91989	271
01/01/2016 to 12/31/2016	$15.91989	$16.40008	193
01/01/2017 to 12/31/2017	$16.40008	$17.12535	285
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99857	$9.68473	5,799
01/01/2014 to 12/31/2014	$9.68473	$10.00378	6,905
01/01/2015 to 12/31/2015	$10.00378	$9.82211	23,054
01/01/2016 to 12/31/2016	$9.82211	$10.09453	27,784
01/01/2017 to 04/28/2017	$10.09453	$10.30160	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.47031	$8.93974	26,953
01/01/2010 to 12/31/2010	$8.93974	$9.95667	62,320
01/01/2011 to 12/31/2011	$9.95667	$9.54376	42,822
01/01/2012 to 12/31/2012	$9.54376	$10.65837	53,623
01/01/2013 to 12/31/2013	$10.65837	$12.48890	42,518
01/01/2014 to 12/31/2014	$12.48890	$12.97613	56,946
01/01/2015 to 10/16/2015	$12.97613	$12.93683	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.14653	$8.79712	1,202,613
01/01/2010 to 12/31/2010	$8.79712	$9.88773	1,180,706
01/01/2011 to 12/31/2011	$9.88773	$9.57167	945,215
01/01/2012 to 12/31/2012	$9.57167	$10.40722	936,387
01/01/2013 to 12/31/2013	$10.40722	$11.73797	880,780
01/01/2014 to 12/31/2014	$11.73797	$11.89971	822,413
01/01/2015 to 12/31/2015	$11.89971	$11.81091	740,930
01/01/2016 to 12/31/2016	$11.81091	$12.10197	699,851
01/01/2017 to 12/31/2017	$12.10197	$13.85359	602,583
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99858	$10.74305	220,133
01/01/2013 to 12/31/2013	$10.74305	$13.14209	215,841
01/01/2014 to 12/31/2014	$13.14209	$13.32657	216,246
01/01/2015 to 10/16/2015	$13.32657	$12.76212	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99857	$10.81138	10,330
01/01/2014 to 12/31/2014	$10.81138	$10.89737	21,184
01/01/2015 to 10/16/2015	$10.89737	$10.39587	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.72759	$8.11460	4,642
01/01/2010 to 12/31/2010	$8.11460	$9.58600	8,225
01/01/2011 to 12/31/2011	$9.58600	$8.94656	4,220
01/01/2012 to 12/31/2012	$8.94656	$11.14928	7,623
01/01/2013 to 12/31/2013	$11.14928	$11.43388	7,791
01/01/2014 to 12/31/2014	$11.43388	$12.80175	7,787
01/01/2015 to 12/31/2015	$12.80175	$12.57027	5,799
01/01/2016 to 12/31/2016	$12.57027	$12.46508	5,559
01/01/2017 to 12/31/2017	$12.46508	$13.58499	6,522
AST Goldman Sachs Concentrated Growth Portfolio
05/01/2009 to 12/31/2009	$7.72494	$9.89579	4,004
01/01/2010 to 12/31/2010	$9.89579	$10.72625	4,220
01/01/2011 to 12/31/2011	$10.72625	$10.12478	1,716
01/01/2012 to 12/31/2012	$10.12478	$11.91711	2,091
01/01/2013 to 12/31/2013	$11.91711	$15.19533	572
01/01/2014 to 02/07/2014	$15.19533	$14.94763	0
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.43986	$7.78118	4,897
01/01/2010 to 12/31/2010	$7.78118	$8.63286	9,895
01/01/2011 to 12/31/2011	$8.63286	$8.01634	5,256
01/01/2012 to 12/31/2012	$8.01634	$9.42776	7,881
01/01/2013 to 12/31/2013	$9.42776	$12.37349	4,325
01/01/2014 to 12/31/2014	$12.37349	$13.75771	5,718
01/01/2015 to 12/31/2015	$13.75771	$12.89618	6,332
01/01/2016 to 12/31/2016	$12.89618	$14.13769	4,866
01/01/2017 to 12/31/2017	$14.13769	$15.24939	4,377
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.73522	$10.39351	7,059
01/01/2010 to 12/31/2010	$10.39351	$12.24001	9,473
01/01/2011 to 12/31/2011	$12.24001	$11.67165	4,236
01/01/2012 to 12/31/2012	$11.67165	$13.72046	5,315
01/01/2013 to 12/31/2013	$13.72046	$17.82536	2,696
01/01/2014 to 12/31/2014	$17.82536	$19.53827	4,053
01/01/2015 to 12/31/2015	$19.53827	$18.11048	3,808
01/01/2016 to 12/31/2016	$18.11048	$18.09234	2,627
01/01/2017 to 12/31/2017	$18.09234	$22.59920	4,587

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.78411	$9.23061	196,954
01/01/2010 to 12/31/2010	$9.23061	$10.12402	196,131
01/01/2011 to 12/31/2011	$10.12402	$9.89972	158,625
01/01/2012 to 12/31/2012	$9.89972	$10.71473	162,464
01/01/2013 to 12/31/2013	$10.71473	$11.56473	115,142
01/01/2014 to 12/31/2014	$11.56473	$11.82516	211,086
01/01/2015 to 12/31/2015	$11.82516	$11.51605	153,374
01/01/2016 to 12/31/2016	$11.51605	$11.91324	124,022
01/01/2017 to 12/31/2017	$11.91324	$13.14709	117,139
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.40937	$9.52067	0
01/01/2010 to 12/31/2010	$9.52067	$11.86158	678
01/01/2011 to 12/31/2011	$11.86158	$11.80975	427
01/01/2012 to 12/31/2012	$11.80975	$13.42742	693
01/01/2013 to 12/31/2013	$13.42742	$18.31854	267
01/01/2014 to 12/31/2014	$18.31854	$19.29943	584
01/01/2015 to 12/31/2015	$19.29943	$17.92539	350
01/01/2016 to 12/31/2016	$17.92539	$21.90098	154
01/01/2017 to 12/31/2017	$21.90098	$24.14873	167
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$10.55669	$10.44180	27,394
01/01/2010 to 12/31/2010	$10.44180	$10.26477	20,194
01/01/2011 to 12/31/2011	$10.26477	$10.09057	14,484
01/01/2012 to 12/31/2012	$10.09057	$9.91778	11,183
01/01/2013 to 12/31/2013	$9.91778	$9.74711	4,286
01/01/2014 to 12/31/2014	$9.74711	$9.57930	3,706
01/01/2015 to 12/31/2015	$9.57930	$9.41473	11,658
01/01/2016 to 12/31/2016	$9.41473	$9.25340	1,471
01/01/2017 to 12/31/2017	$9.25340	$9.12558	1,254
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.27974	$10.37011	4,733
01/01/2010 to 12/31/2010	$10.37011	$11.56763	6,252
01/01/2011 to 12/31/2011	$11.56763	$11.72970	3,189
01/01/2012 to 12/31/2012	$11.72970	$13.12705	4,253
01/01/2013 to 12/31/2013	$13.12705	$13.82773	1,412
01/01/2014 to 12/31/2014	$13.82773	$13.93758	2,673
01/01/2015 to 12/31/2015	$13.93758	$13.20972	887
01/01/2016 to 12/31/2016	$13.20972	$14.98190	497
01/01/2017 to 12/31/2017	$14.98190	$15.82500	182
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$5.58515	$7.08407	1,262
01/01/2010 to 12/31/2010	$7.08407	$7.87845	7,746
01/01/2011 to 12/31/2011	$7.87845	$7.41911	3,072
01/01/2012 to 12/31/2012	$7.41911	$8.52255	3,715
01/01/2013 to 12/31/2013	$8.52255	$11.71491	1,734
01/01/2014 to 12/31/2014	$11.71491	$13.09615	2,922
01/01/2015 to 12/31/2015	$13.09615	$11.86233	1,674
01/01/2016 to 12/31/2016	$11.86233	$13.97729	1,685
01/01/2017 to 12/31/2017	$13.97729	$16.37414	2,924

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$6.15048	$8.06631	4,243
01/01/2010 to 12/31/2010	$8.06631	$9.07693	5,838
01/01/2011 to 12/31/2011	$9.07693	$7.76802	3,046
01/01/2012 to 12/31/2012	$7.76802	$9.18910	3,757
01/01/2013 to 12/31/2013	$9.18910	$10.75208	1,470
01/01/2014 to 12/31/2014	$10.75208	$9.98329	3,213
01/01/2015 to 12/31/2015	$9.98329	$10.12041	2,173
01/01/2016 to 12/31/2016	$10.12041	$9.57095	1,123
01/01/2017 to 12/31/2017	$9.57095	$12.73918	1,018
AST International Value Portfolio
05/01/2009 to 12/31/2009	$6.83892	$8.87760	3,530
01/01/2010 to 12/31/2010	$8.87760	$9.69193	7,861
01/01/2011 to 12/31/2011	$9.69193	$8.33006	3,732
01/01/2012 to 12/31/2012	$8.33006	$9.55185	4,899
01/01/2013 to 12/31/2013	$9.55185	$11.21503	1,633
01/01/2014 to 12/31/2014	$11.21503	$10.28322	3,641
01/01/2015 to 12/31/2015	$10.28322	$10.18895	2,068
01/01/2016 to 12/31/2016	$10.18895	$10.07217	860
01/01/2017 to 12/31/2017	$10.07217	$12.15776	456
AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$10.77146	$11.73237	128,909
01/01/2010 to 12/31/2010	$11.73237	$12.77720	95,027
01/01/2011 to 12/31/2011	$12.77720	$14.12060	187,387
01/01/2012 to 12/31/2012	$14.12060	$15.18209	87,772
01/01/2013 to 12/31/2013	$15.18209	$14.44607	53,556
01/01/2014 to 12/31/2014	$14.44607	$15.15307	45,616
01/01/2015 to 12/31/2015	$15.15307	$15.06717	87,020
01/01/2016 to 12/31/2016	$15.06717	$15.43117	96,421
01/01/2017 to 12/31/2017	$15.43117	$15.82049	61,552
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.26577	$8.88380	67,144
01/01/2010 to 12/31/2010	$8.88380	$9.93736	119,181
01/01/2011 to 12/31/2011	$9.93736	$9.71107	68,162
01/01/2012 to 12/31/2012	$9.71107	$10.84004	76,152
01/01/2013 to 12/31/2013	$10.84004	$12.38828	87,349
01/01/2014 to 12/31/2014	$12.38828	$12.95014	94,562
01/01/2015 to 12/31/2015	$12.95014	$12.59413	92,631
01/01/2016 to 12/31/2016	$12.59413	$13.02377	87,574
01/01/2017 to 12/31/2017	$13.02377	$14.97074	87,564
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$6.50773	$8.75281	5,437
01/01/2010 to 12/31/2010	$8.75281	$9.21909	12,381
01/01/2011 to 12/31/2011	$9.21909	$8.23160	7,644
01/01/2012 to 12/31/2012	$8.23160	$9.86225	8,602
01/01/2013 to 12/31/2013	$9.86225	$11.18153	5,562
01/01/2014 to 12/31/2014	$11.18153	$10.28971	8,529
01/01/2015 to 12/31/2015	$10.28971	$9.83010	5,890
01/01/2016 to 12/31/2016	$9.83010	$9.84804	4,342
01/01/2017 to 12/31/2017	$9.84804	$12.54724	4,466

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$8.83226	$10.24727	458,937
01/01/2010 to 12/31/2010	$10.24727	$10.80817	460,917
01/01/2011 to 12/31/2011	$10.80817	$10.64726	472,112
01/01/2012 to 12/31/2012	$10.64726	$11.58557	484,380
01/01/2013 to 12/31/2013	$11.58557	$12.64248	479,530
01/01/2014 to 12/31/2014	$12.64248	$13.10208	482,649
01/01/2015 to 12/31/2015	$13.10208	$12.85331	437,427
01/01/2016 to 12/31/2016	$12.85331	$13.11758	402,534
01/01/2017 to 12/31/2017	$13.11758	$14.45792	362,593
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08396	$10.28967	219
01/01/2010 to 12/31/2010	$10.28967	$11.25705	2,266
01/01/2011 to 12/31/2011	$11.25705	$11.13692	1,226
01/01/2012 to 12/31/2012	$11.13692	$12.60745	1,644
01/01/2013 to 12/31/2013	$12.60745	$16.91249	1,346
01/01/2014 to 12/31/2014	$16.91249	$18.20134	1,736
01/01/2015 to 12/31/2015	$18.20134	$19.79057	788
01/01/2016 to 12/31/2016	$19.79057	$19.16604	954
01/01/2017 to 12/31/2017	$19.16604	$25.58658	2,163
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.39753	$8.14798	7,793
01/01/2010 to 12/31/2010	$8.14798	$9.58964	14,449
01/01/2011 to 12/31/2011	$9.58964	$9.33879	7,967
01/01/2012 to 12/31/2012	$9.33879	$10.30371	11,859
01/01/2013 to 12/31/2013	$10.30371	$13.83409	6,287
01/01/2014 to 12/31/2014	$13.83409	$15.03587	10,524
01/01/2015 to 12/31/2015	$15.03587	$16.26566	5,825
01/01/2016 to 12/31/2016	$16.26566	$16.87788	3,185
01/01/2017 to 12/31/2017	$16.87788	$22.06074	4,959
AST Lord Abbett Core Fixed Income Portfolio
05/01/2009 to 12/31/2009	$9.02771	$10.89824	2,313
01/01/2010 to 12/31/2010	$10.89824	$12.14768	1,264
01/01/2011 to 12/31/2011	$12.14768	$13.15337	1,206
01/01/2012 to 12/31/2012	$13.15337	$13.69343	2,725
01/01/2013 to 12/31/2013	$13.69343	$13.18866	793
01/01/2014 to 12/31/2014	$13.18866	$13.78995	1,670
01/01/2015 to 12/31/2015	$13.78995	$13.47363	1,018
01/01/2016 to 12/31/2016	$13.47363	$13.58691	595
01/01/2017 to 12/31/2017	$13.58691	$13.80151	307
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$7.52319	$10.00657	4,376
01/01/2010 to 12/31/2010	$10.00657	$11.01926	2,936
01/01/2011 to 12/31/2011	$11.01926	$10.49074	1,831
01/01/2012 to 12/31/2012	$10.49074	$12.68948	2,419
01/01/2013 to 12/31/2013	$12.68948	$15.91756	647
01/01/2014 to 12/31/2014	$15.91756	$16.21177	1,061
01/01/2015 to 12/31/2015	$16.21177	$15.69952	689
01/01/2016 to 12/31/2016	$15.69952	$16.52739	641
01/01/2017 to 12/31/2017	$16.52739	$20.11644	1,104

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$7.39300	$8.97986	604
01/01/2010 to 12/31/2010	$8.97986	$9.95374	4,601
01/01/2011 to 12/31/2011	$9.95374	$9.72471	1,801
01/01/2012 to 12/31/2012	$9.72471	$11.19006	1,984
01/01/2013 to 12/31/2013	$11.19006	$15.03451	522
01/01/2014 to 12/31/2014	$15.03451	$16.06290	1,643
01/01/2015 to 12/31/2015	$16.06290	$16.92789	882
01/01/2016 to 12/31/2016	$16.92789	$16.95539	523
01/01/2017 to 12/31/2017	$16.95539	$21.78192	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99858	$10.19406	0
01/01/2013 to 12/31/2013	$10.19406	$13.47564	0
01/01/2014 to 12/31/2014	$13.47564	$14.59708	0
01/01/2015 to 12/31/2015	$14.59708	$14.24224	0
01/01/2016 to 12/31/2016	$14.24224	$15.87985	0
01/01/2017 to 12/31/2017	$15.87985	$18.31372	0
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02848	$10.06951	0
01/01/2012 to 12/31/2012	$10.06951	$10.37829	0
01/01/2013 to 12/31/2013	$10.37829	$9.91079	0
01/01/2014 to 12/31/2014	$9.91079	$10.24201	0
01/01/2015 to 10/16/2015	$10.24201	$10.20870	0
AST Neuberger Berman Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.02355	$8.72450	3,055
01/01/2010 to 12/31/2010	$8.72450	$11.03351	8,033
01/01/2011 to 12/31/2011	$11.03351	$11.02690	3,421
01/01/2012 to 12/31/2012	$11.02690	$12.17892	5,513
01/01/2013 to 12/31/2013	$12.17892	$15.87285	3,614
01/01/2014 to 12/31/2014	$15.87285	$16.83844	5,072
01/01/2015 to 10/16/2015	$16.83844	$17.25715	0
AST Neuberger Berman Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.15630	$7.49518	2,765
01/01/2010 to 12/31/2010	$7.49518	$8.85927	3,680
01/01/2011 to 04/29/2011	$8.85927	$9.93478	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$5.95154	$8.07728	1,187
01/01/2010 to 12/31/2010	$8.07728	$9.79886	3,335
01/01/2011 to 12/31/2011	$9.79886	$9.39128	1,377
01/01/2012 to 12/31/2012	$9.39128	$10.81040	1,972
01/01/2013 to 12/31/2013	$10.81040	$15.08767	699
01/01/2014 to 12/31/2014	$15.08767	$16.94131	1,455
01/01/2015 to 12/31/2015	$16.94131	$15.71136	695
01/01/2016 to 12/31/2016	$15.71136	$18.25670	781
01/01/2017 to 12/31/2017	$18.25670	$20.41774	2,946
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99858	$10.31874	3,239
01/01/2013 to 12/31/2013	$10.31874	$12.05951	1,357
01/01/2014 to 12/31/2014	$12.05951	$12.46114	2,996
01/01/2015 to 12/31/2015	$12.46114	$12.09476	2,305
01/01/2016 to 12/31/2016	$12.09476	$12.40090	1,856
01/01/2017 to 12/31/2017	$12.40090	$14.19830	658

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.18191	$9.11891	4,932
01/01/2010 to 12/31/2010	$9.11891	$10.95795	14,211
01/01/2011 to 12/31/2011	$10.95795	$8.58654	9,133
01/01/2012 to 12/31/2012	$8.58654	$9.95162	11,260
01/01/2013 to 12/31/2013	$9.95162	$9.80229	10,042
01/01/2014 to 12/31/2014	$9.80229	$9.18246	12,798
01/01/2015 to 12/31/2015	$9.18246	$7.51497	10,801
01/01/2016 to 12/31/2016	$7.51497	$8.29895	8,450
01/01/2017 to 12/31/2017	$8.29895	$10.30803	9,328
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.94421	$10.38444	1,417,628
01/01/2010 to 12/31/2010	$10.38444	$11.28481	1,469,096
01/01/2011 to 12/31/2011	$11.28481	$11.20146	1,377,189
01/01/2012 to 12/31/2012	$11.20146	$12.15069	1,420,177
01/01/2013 to 12/31/2013	$12.15069	$13.04183	1,252,164
01/01/2014 to 12/31/2014	$13.04183	$13.55778	1,126,677
01/01/2015 to 12/31/2015	$13.55778	$13.34368	993,130
01/01/2016 to 12/31/2016	$13.34368	$13.83928	872,384
01/01/2017 to 12/31/2017	$13.83928	$14.97981	814,317
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01849	$10.06939	0
01/01/2012 to 12/31/2012	$10.06939	$10.59962	0
01/01/2013 to 12/31/2013	$10.59962	$10.17640	0
01/01/2014 to 12/31/2014	$10.17640	$10.60757	0
01/01/2015 to 12/31/2015	$10.60757	$10.39714	0
01/01/2016 to 12/31/2016	$10.39714	$10.64882	0
01/01/2017 to 12/31/2017	$10.64882	$11.05970	0
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.66755	$8.13678	1,588,708
01/01/2010 to 12/31/2010	$8.13678	$9.51787	1,677,327
01/01/2011 to 12/31/2011	$9.51787	$8.77313	1,401,227
01/01/2012 to 12/31/2012	$8.77313	$9.73603	1,364,157
01/01/2013 to 12/31/2013	$9.73603	$11.19768	1,276,895
01/01/2014 to 12/31/2014	$11.19768	$12.01729	1,233,509
01/01/2015 to 12/31/2015	$12.01729	$11.73825	1,236,886
01/01/2016 to 12/31/2016	$11.73825	$12.70141	1,116,875
01/01/2017 to 12/31/2017	$12.70141	$14.49297	1,169,427
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99857	$11.67121	0
01/01/2014 to 12/31/2014	$11.67121	$13.21876	0
01/01/2015 to 12/31/2015	$13.21876	$13.19191	0
01/01/2016 to 12/31/2016	$13.19191	$14.37307	0
01/01/2017 to 12/31/2017	$14.37307	$17.15122	0
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.09113	$7.75928	534
01/01/2010 to 12/31/2010	$7.75928	$8.77355	588
01/01/2011 to 12/31/2011	$8.77355	$8.92102	5,253
01/01/2012 to 12/31/2012	$8.92102	$10.41605	393
01/01/2013 to 12/31/2013	$10.41605	$13.55651	147
01/01/2014 to 12/31/2014	$13.55651	$15.61679	345
01/01/2015 to 12/31/2015	$15.61679	$15.82080	209
01/01/2016 to 12/31/2016	$15.82080	$17.85767	116
01/01/2017 to 12/31/2017	$17.85767	$21.45662	1,420

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99857	$8.89568	1,189
01/01/2012 to 12/31/2012	$8.89568	$9.89278	1,189
01/01/2013 to 12/31/2013	$9.89278	$11.90029	1,189
01/01/2014 to 12/31/2014	$11.90029	$12.45586	1,189
01/01/2015 to 12/31/2015	$12.45586	$12.26001	4,744
01/01/2016 to 12/31/2016	$12.26001	$12.81147	2,497
01/01/2017 to 12/31/2017	$12.81147	$14.88217	2,495
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.47141	$8.90471	167,537
01/01/2010 to 12/31/2010	$8.90471	$9.79462	219,911
01/01/2011 to 12/31/2011	$9.79462	$9.45152	190,109
01/01/2012 to 12/31/2012	$9.45152	$10.24388	198,399
01/01/2013 to 12/31/2013	$10.24388	$11.32005	177,996
01/01/2014 to 12/31/2014	$11.32005	$11.69718	173,192
01/01/2015 to 12/31/2015	$11.69718	$11.47690	168,887
01/01/2016 to 12/31/2016	$11.47690	$11.82304	157,881
01/01/2017 to 12/31/2017	$11.82304	$13.50637	176,229
AST Schroders Global Tactical Portfolio
05/01/2009 to 12/31/2009	$6.78100	$8.34595	120,538
01/01/2010 to 12/31/2010	$8.34595	$9.37899	168,807
01/01/2011 to 12/31/2011	$9.37899	$8.99772	123,003
01/01/2012 to 12/31/2012	$8.99772	$10.24908	139,301
01/01/2013 to 12/31/2013	$10.24908	$11.89196	149,104
01/01/2014 to 12/31/2014	$11.89196	$12.32226	158,314
01/01/2015 to 12/31/2015	$12.32226	$12.04457	290,304
01/01/2016 to 12/31/2016	$12.04457	$12.64488	249,445
01/01/2017 to 04/28/2017	$12.64488	$13.15033	0
AST Schroders Multi-Asset World Strategies Portfolio
05/01/2009 to 12/31/2009	$7.89047	$9.71715	170,482
01/01/2010 to 12/31/2010	$9.71715	$10.67818	242,375
01/01/2011 to 12/31/2011	$10.67818	$10.13994	193,517
01/01/2012 to 12/31/2012	$10.13994	$11.07516	201,244
01/01/2013 to 12/31/2013	$11.07516	$12.45205	189,789
01/01/2014 to 12/31/2014	$12.45205	$12.60941	180,154
01/01/2015 to 10/16/2015	$12.60941	$12.25766	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$5.97110	$7.78612	2,497
01/01/2010 to 12/31/2010	$7.78612	$10.14271	7,539
01/01/2011 to 12/31/2011	$10.14271	$8.66144	4,659
01/01/2012 to 12/31/2012	$8.66144	$10.22095	6,891
01/01/2013 to 12/31/2013	$10.22095	$14.14486	4,877
01/01/2014 to 12/31/2014	$14.14486	$14.58836	6,843
01/01/2015 to 12/31/2015	$14.58836	$14.52882	3,472
01/01/2016 to 12/31/2016	$14.52882	$15.37883	1,991
01/01/2017 to 12/31/2017	$15.37883	$19.30039	2,440
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.66830	$8.77180	2,301
01/01/2010 to 12/31/2010	$8.77180	$11.76047	3,732
01/01/2011 to 12/31/2011	$11.76047	$11.44523	1,577
01/01/2012 to 12/31/2012	$11.44523	$12.61772	2,245
01/01/2013 to 12/31/2013	$12.61772	$16.76255	1,274
01/01/2014 to 12/31/2014	$16.76255	$17.10340	2,256
01/01/2015 to 12/31/2015	$17.10340	$16.94132	957
01/01/2016 to 12/31/2016	$16.94132	$18.66136	729
01/01/2017 to 12/31/2017	$18.66136	$22.72769	1,357

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.43141	$8.36348	4,832
01/01/2010 to 12/31/2010	$8.36348	$10.35634	6,939
01/01/2011 to 12/31/2011	$10.35634	$9.57011	3,019
01/01/2012 to 12/31/2012	$9.57011	$11.11346	3,775
01/01/2013 to 12/31/2013	$11.11346	$15.00753	1,365
01/01/2014 to 12/31/2014	$15.00753	$15.52649	2,274
01/01/2015 to 12/31/2015	$15.52649	$14.60174	1,051
01/01/2016 to 12/31/2016	$14.60174	$18.54211	615
01/01/2017 to 12/31/2017	$18.54211	$19.56296	1,034
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.12791	$9.85774	1,077,905
01/01/2010 to 12/31/2010	$9.85774	$10.80580	1,134,743
01/01/2011 to 12/31/2011	$10.80580	$10.83087	1,009,735
01/01/2012 to 12/31/2012	$10.83087	$12.08098	1,106,077
01/01/2013 to 12/31/2013	$12.08098	$13.87192	1,185,143
01/01/2014 to 12/31/2014	$13.87192	$14.43485	1,122,150
01/01/2015 to 12/31/2015	$14.43485	$14.19252	1,025,324
01/01/2016 to 12/31/2016	$14.19252	$15.00123	945,068
01/01/2017 to 12/31/2017	$15.00123	$17.01553	817,467
AST T. Rowe Price Equity Income Portfolio
05/01/2009 to 12/31/2009	$5.69039	$7.28736	229
01/01/2010 to 12/31/2010	$7.28736	$8.11059	1,352
01/01/2011 to 12/31/2011	$8.11059	$7.84060	530
01/01/2012 to 12/31/2012	$7.84060	$9.03488	673
01/01/2013 to 12/31/2013	$9.03488	$11.51542	2,478
01/01/2014 to 12/31/2014	$11.51542	$12.16249	4,275
01/01/2015 to 10/16/2015	$12.16249	$11.26960	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.41735	$9.79749	6,044
01/01/2010 to 12/31/2010	$9.79749	$11.15143	28,201
01/01/2011 to 12/31/2011	$11.15143	$10.77407	8,146
01/01/2012 to 12/31/2012	$10.77407	$12.45032	5,640
01/01/2013 to 12/31/2013	$12.45032	$17.62352	3,661
01/01/2014 to 12/31/2014	$17.62352	$18.76579	6,409
01/01/2015 to 12/31/2015	$18.76579	$20.21049	3,097
01/01/2016 to 12/31/2016	$20.21049	$20.39960	1,817
01/01/2017 to 12/31/2017	$20.39960	$27.64567	5,526
AST T. Rowe Price Large-Cap Value Portfolio
formerly,AST Value Equity Portfolio
05/01/2009 to 12/31/2009	$6.19335	$7.84238	2,315
01/01/2010 to 12/31/2010	$7.84238	$8.66644	2,249
01/01/2011 to 12/31/2011	$8.66644	$8.47561	1,076
01/01/2012 to 12/31/2012	$8.47561	$9.44585	1,382
01/01/2013 to 12/31/2013	$9.44585	$12.49812	481
01/01/2014 to 12/31/2014	$12.49812	$12.47455	900
01/01/2015 to 12/31/2015	$12.47455	$11.51662	536
01/01/2016 to 12/31/2016	$11.51662	$12.01259	117
01/01/2017 to 12/31/2017	$12.01259	$13.76081	156

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$7.31185	$9.78660	18,507
01/01/2010 to 12/31/2010	$9.78660	$11.58555	26,610
01/01/2011 to 12/31/2011	$11.58555	$9.68778	13,221
01/01/2012 to 12/31/2012	$9.68778	$9.86519	13,931
01/01/2013 to 12/31/2013	$9.86519	$11.18669	6,992
01/01/2014 to 12/31/2014	$11.18669	$10.07509	11,311
01/01/2015 to 12/31/2015	$10.07509	$7.99533	9,766
01/01/2016 to 12/31/2016	$7.99533	$9.79237	5,889
01/01/2017 to 12/31/2017	$9.79237	$10.61628	9,708
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.54579	$11.71854	6,106
01/01/2010 to 12/31/2010	$11.71854	$12.17856	5,121
01/01/2011 to 12/31/2011	$12.17856	$12.46302	4,174
01/01/2012 to 12/31/2012	$12.46302	$12.88847	4,788
01/01/2013 to 12/31/2013	$12.88847	$12.19127	2,761
01/01/2014 to 12/31/2014	$12.19127	$12.04827	2,849
01/01/2015 to 12/31/2015	$12.04827	$11.29433	1,856
01/01/2016 to 12/31/2016	$11.29433	$11.58421	1,452
01/01/2017 to 12/31/2017	$11.58421	$11.61784	1,706
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.56293	$8.71638	1,504
01/01/2010 to 12/31/2010	$8.71638	$10.58897	1,510
01/01/2011 to 12/31/2011	$10.58897	$10.04800	608
01/01/2012 to 12/31/2012	$10.04800	$11.69310	766
01/01/2013 to 12/31/2013	$11.69310	$15.21723	289
01/01/2014 to 12/31/2014	$15.21723	$17.19427	513
01/01/2015 to 12/31/2015	$17.19427	$15.78177	241
01/01/2016 to 12/31/2016	$15.78177	$17.68172	157
01/01/2017 to 12/31/2017	$17.68172	$20.59868	631
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.45011	$8.20138	38,652
01/01/2010 to 12/31/2010	$8.20138	$9.24013	44,538
01/01/2011 to 12/31/2011	$9.24013	$8.76758	26,079
01/01/2012 to 12/31/2012	$8.76758	$9.56505	31,664
01/01/2013 to 12/31/2013	$9.56505	$11.32796	28,295
01/01/2014 to 12/31/2014	$11.32796	$11.74589	47,719
01/01/2015 to 12/31/2015	$11.74589	$11.47075	63,071
01/01/2016 to 12/31/2016	$11.47075	$12.00946	54,871
01/01/2017 to 12/31/2017	$12.00946	$13.40788	54,331
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.44766	$10.19841	6,401
01/01/2010 to 12/31/2010	$10.19841	$10.80459	9,567
01/01/2011 to 12/31/2011	$10.80459	$11.25875	5,671
01/01/2012 to 12/31/2012	$11.25875	$11.93381	7,388
01/01/2013 to 12/31/2013	$11.93381	$11.55346	4,421
01/01/2014 to 12/31/2014	$11.55346	$12.17197	6,410
01/01/2015 to 12/31/2015	$12.17197	$12.11056	8,480
01/01/2016 to 12/31/2016	$12.11056	$12.51563	6,826
01/01/2017 to 12/31/2017	$12.51563	$13.07684	7,729
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2009 to 12/31/2009	$6.64845	$8.48729	115,986
01/01/2010 to 12/31/2010	$8.48729	$9.19556	209,200
01/01/2011 to 12/31/2011	$9.19556	$8.88658	196,297
01/01/2012 to 09/21/2012	$8.88658	$9.95078	0
*Denotes the start date of these sub-accounts

PREMIER Bb SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: With Combo 5%/HAV and HD GRO (1.80%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.66793	$7.57016	0
01/01/2009 to 12/31/2009	$7.57016	$9.24767	0
01/01/2010 to 12/31/2010	$9.24767	$10.17096	0
01/01/2011 to 12/31/2011	$10.17096	$9.72567	0
01/01/2012 to 12/31/2012	$9.72567	$10.75412	0
01/01/2013 to 12/31/2013	$10.75412	$11.61760	0
01/01/2014 to 12/31/2014	$11.61760	$11.84798	0
01/01/2015 to 12/31/2015	$11.84798	$11.26378	0
01/01/2016 to 12/31/2016	$11.26378	$11.76611	0
01/01/2017 to 12/31/2017	$11.76611	$13.01326	0
AST Advanced Strategies Portfolio
01/28/2008 to 12/31/2008	$10.78166	$7.77480	0
01/01/2009 to 12/31/2009	$7.77480	$9.63835	0
01/01/2010 to 12/31/2010	$9.63835	$10.76564	0
01/01/2011 to 12/31/2011	$10.76564	$10.58741	0
01/01/2012 to 12/31/2012	$10.58741	$11.81948	0
01/01/2013 to 12/31/2013	$11.81948	$13.53287	0
01/01/2014 to 12/31/2014	$13.53287	$14.10558	0
01/01/2015 to 12/31/2015	$14.10558	$13.96733	0
01/01/2016 to 12/31/2016	$13.96733	$14.69598	0
01/01/2017 to 12/31/2017	$14.69598	$16.88040	0
AST American Century Income & Growth Portfolio
01/28/2008 to 12/31/2008	$10.02331	$6.92900	0
01/01/2009 to 12/31/2009	$6.92900	$8.01628	0
01/01/2010 to 12/31/2010	$8.01628	$8.96487	0
01/01/2011 to 12/31/2011	$8.96487	$9.12113	0
01/01/2012 to 05/04/2012	$9.12113	$9.90651	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99853	$11.62771	0
01/01/2014 to 12/31/2014	$11.62771	$12.92630	0
01/01/2015 to 12/31/2015	$12.92630	$12.91692	0
01/01/2016 to 12/31/2016	$12.91692	$14.04710	0
01/01/2017 to 12/31/2017	$14.04710	$16.85388	0
AST Balanced Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.74461	$7.87536	0
01/01/2009 to 12/31/2009	$7.87536	$9.53832	0
01/01/2010 to 12/31/2010	$9.53832	$10.52351	0
01/01/2011 to 12/31/2011	$10.52351	$10.21197	0
01/01/2012 to 12/31/2012	$10.21197	$11.28257	0
01/01/2013 to 12/31/2013	$11.28257	$13.03897	0
01/01/2014 to 12/31/2014	$13.03897	$13.64375	0
01/01/2015 to 12/31/2015	$13.64375	$13.46626	0
01/01/2016 to 12/31/2016	$13.46626	$14.06184	0
01/01/2017 to 12/31/2017	$14.06184	$15.87283	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99853	$9.15952	0
01/01/2012 to 12/31/2012	$9.15952	$10.06765	0
01/01/2013 to 12/31/2013	$10.06765	$10.96293	0
01/01/2014 to 12/31/2014	$10.96293	$11.29630	0
01/01/2015 to 12/31/2015	$11.29630	$10.76355	0
01/01/2016 to 12/31/2016	$10.76355	$11.30961	0
01/01/2017 to 12/31/2017	$11.30961	$12.51130	0
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99853	$10.49166	0
01/01/2014 to 12/31/2014	$10.49166	$10.67493	0
01/01/2015 to 12/31/2015	$10.67493	$10.51472	0
01/01/2016 to 12/31/2016	$10.51472	$10.98488	0
01/01/2017 to 04/28/2017	$10.98488	$11.37156	0
AST BlackRock Low Duration Bond Portfolio
01/28/2008 to 12/31/2008	$10.95548	$10.58896	0
01/01/2009 to 12/31/2009	$10.58896	$11.46586	0
01/01/2010 to 12/31/2010	$11.46586	$11.70221	0
01/01/2011 to 12/31/2011	$11.70221	$11.75406	0
01/01/2012 to 12/31/2012	$11.75406	$12.08788	0
01/01/2013 to 12/31/2013	$12.08788	$11.61602	0
01/01/2014 to 12/31/2014	$11.61602	$11.39942	0
01/01/2015 to 12/31/2015	$11.39942	$11.25208	0
01/01/2016 to 12/31/2016	$11.25208	$11.23448	0
01/01/2017 to 12/31/2017	$11.23448	$11.22452	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/28/2008 to 12/31/2008	$11.23573	$10.51549	0
01/01/2009 to 12/31/2009	$10.51549	$12.03657	0
01/01/2010 to 12/31/2010	$12.03657	$12.73627	0
01/01/2011 to 12/31/2011	$12.73627	$12.90899	0
01/01/2012 to 12/31/2012	$12.90899	$13.86253	0
01/01/2013 to 12/31/2013	$13.86253	$13.36723	0
01/01/2014 to 12/31/2014	$13.36723	$13.68645	0
01/01/2015 to 12/31/2015	$13.68645	$13.16102	0
01/01/2016 to 12/31/2016	$13.16102	$13.47540	0
01/01/2017 to 12/31/2017	$13.47540	$13.81513	0
AST Bond Portfolio 2016
01/02/2009* to 12/31/2009	$9.99902	$9.38108	0
01/01/2010 to 12/31/2010	$9.38108	$10.18982	0
01/01/2011 to 12/31/2011	$10.18982	$10.97479	0
01/01/2012 to 12/31/2012	$10.97479	$11.22934	0
01/01/2013 to 12/31/2013	$11.22934	$10.95476	0
01/01/2014 to 12/31/2014	$10.95476	$10.81069	0
01/01/2015 to 12/31/2015	$10.81069	$10.59501	0
01/01/2016 to 12/31/2016	$10.59501	$10.45605	0
01/01/2017 to 01/03/2017	$10.45605	$10.45113	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2018
01/28/2008* to 12/31/2008	$9.99854	$12.03844	0
01/01/2009 to 12/31/2009	$12.03844	$11.11003	0
01/01/2010 to 12/31/2010	$11.11003	$12.13429	0
01/01/2011 to 12/31/2011	$12.13429	$13.53876	0
01/01/2012 to 12/31/2012	$13.53876	$14.05927	0
01/01/2013 to 12/31/2013	$14.05927	$13.37660	0
01/01/2014 to 12/31/2014	$13.37660	$13.48988	0
01/01/2015 to 12/31/2015	$13.48988	$13.35873	0
01/01/2016 to 12/31/2016	$13.35873	$13.33401	0
01/01/2017 to 12/31/2017	$13.33401	$13.19207	0
AST Bond Portfolio 2019
01/28/2008* to 12/31/2008	$9.99854	$12.10728	0
01/01/2009 to 12/31/2009	$12.10728	$10.97728	0
01/01/2010 to 12/31/2010	$10.97728	$12.00827	0
01/01/2011 to 12/31/2011	$12.00827	$13.68041	0
01/01/2012 to 12/31/2012	$13.68041	$14.22553	0
01/01/2013 to 12/31/2013	$14.22553	$13.29886	0
01/01/2014 to 12/31/2014	$13.29886	$13.62073	0
01/01/2015 to 12/31/2015	$13.62073	$13.52321	0
01/01/2016 to 12/31/2016	$13.52321	$13.47668	0
01/01/2017 to 12/31/2017	$13.47668	$13.33949	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99902	$8.79160	0
01/01/2010 to 12/31/2010	$8.79160	$9.65901	0
01/01/2011 to 12/31/2011	$9.65901	$11.26044	0
01/01/2012 to 12/31/2012	$11.26044	$11.75998	0
01/01/2013 to 12/31/2013	$11.75998	$10.79935	0
01/01/2014 to 12/31/2014	$10.79935	$11.26177	0
01/01/2015 to 12/31/2015	$11.26177	$11.23155	0
01/01/2016 to 12/31/2016	$11.23155	$11.24924	0
01/01/2017 to 12/31/2017	$11.24924	$11.14880	0
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99804	$11.01180	8,111
01/01/2011 to 12/31/2011	$11.01180	$13.01321	15,068
01/01/2012 to 12/31/2012	$13.01321	$13.65123	0
01/01/2013 to 12/31/2013	$13.65123	$12.47105	0
01/01/2014 to 12/31/2014	$12.47105	$13.19148	0
01/01/2015 to 12/31/2015	$13.19148	$13.18926	0
01/01/2016 to 12/31/2016	$13.18926	$13.22002	0
01/01/2017 to 12/31/2017	$13.22002	$13.19204	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99853	$12.02437	0
01/01/2012 to 12/31/2012	$12.02437	$12.50204	13,762
01/01/2013 to 12/31/2013	$12.50204	$11.08404	0
01/01/2014 to 12/31/2014	$11.08404	$12.01706	0
01/01/2015 to 12/31/2015	$12.01706	$12.05202	0
01/01/2016 to 12/31/2016	$12.05202	$12.05560	0
01/01/2017 to 12/31/2017	$12.05560	$12.02875	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99805	$10.40239	0
01/01/2013 to 12/31/2013	$10.40239	$9.17622	35,005
01/01/2014 to 12/31/2014	$9.17622	$10.15148	18,761
01/01/2015 to 12/31/2015	$10.15148	$10.24198	0
01/01/2016 to 12/31/2016	$10.24198	$10.25351	0
01/01/2017 to 12/31/2017	$10.25351	$10.24347	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99902	$8.75235	0
01/01/2014 to 12/31/2014	$8.75235	$9.85203	0
01/01/2015 to 12/31/2015	$9.85203	$9.95264	0
01/01/2016 to 12/31/2016	$9.95264	$9.96329	0
01/01/2017 to 12/31/2017	$9.96329	$9.95231	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99902	$11.30654	0
01/01/2015 to 12/31/2015	$11.30654	$11.32855	22,768
01/01/2016 to 12/31/2016	$11.32855	$11.40369	0
01/01/2017 to 12/31/2017	$11.40369	$11.40748	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99902	$9.94104	0
01/01/2016 to 12/31/2016	$9.94104	$9.96842	0
01/01/2017 to 12/31/2017	$9.96842	$10.02972	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99805	$9.88264	0
01/01/2017 to 12/31/2017	$9.88264	$9.96896	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99804	$10.03982	0
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14530	$10.29877	0
01/01/2010 to 12/31/2010	$10.29877	$11.50507	0
01/01/2011 to 12/31/2011	$11.50507	$10.63826	0
01/01/2012 to 12/31/2012	$10.63826	$11.83282	0
01/01/2013 to 12/31/2013	$11.83282	$15.27691	0
01/01/2014 to 12/31/2014	$15.27691	$16.54725	0
01/01/2015 to 12/31/2015	$16.54725	$15.48009	0
01/01/2016 to 12/31/2016	$15.48009	$17.29712	0
01/01/2017 to 04/28/2017	$17.29712	$17.91238	0
AST Capital Growth Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.64512	$7.29960	0
01/01/2009 to 12/31/2009	$7.29960	$8.98690	0
01/01/2010 to 12/31/2010	$8.98690	$10.00882	0
01/01/2011 to 12/31/2011	$10.00882	$9.59353	0
01/01/2012 to 12/31/2012	$9.59353	$10.71694	0
01/01/2013 to 12/31/2013	$10.71694	$12.91509	0
01/01/2014 to 12/31/2014	$12.91509	$13.57418	0
01/01/2015 to 12/31/2015	$13.57418	$13.40525	0
01/01/2016 to 12/31/2016	$13.40525	$14.06905	0
01/01/2017 to 12/31/2017	$14.06905	$16.29353	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99853	$11.65110	0
01/01/2014 to 12/31/2014	$11.65110	$13.00271	0
01/01/2015 to 12/31/2015	$13.00271	$12.31660	0
01/01/2016 to 12/31/2016	$12.31660	$13.90140	0
01/01/2017 to 12/31/2017	$13.90140	$16.16947	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
01/28/2008 to 12/31/2008	$9.54882	$6.07516	0
01/01/2009 to 12/31/2009	$6.07516	$7.87308	0
01/01/2010 to 12/31/2010	$7.87308	$9.95295	0
01/01/2011 to 12/31/2011	$9.95295	$10.42158	0
01/01/2012 to 12/31/2012	$10.42158	$11.80828	0
01/01/2013 to 12/31/2013	$11.80828	$11.96291	0
01/01/2014 to 12/31/2014	$11.96291	$15.38415	0
01/01/2015 to 12/31/2015	$15.38415	$15.84419	0
01/01/2016 to 12/31/2016	$15.84419	$16.31409	0
01/01/2017 to 12/31/2017	$16.31409	$17.02723	0
AST DeAm Small-Cap Value Portfolio
01/28/2008 to 07/18/2008	$7.90885	$7.72699	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99853	$9.68148	0
01/01/2014 to 12/31/2014	$9.68148	$9.99551	0
01/01/2015 to 12/31/2015	$9.99551	$9.80924	0
01/01/2016 to 12/31/2016	$9.80924	$10.07647	0
01/01/2017 to 04/28/2017	$10.07647	$10.28152	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10357	$7.50079	0
01/01/2009 to 12/31/2009	$7.50079	$8.93234	0
01/01/2010 to 12/31/2010	$8.93234	$9.94340	0
01/01/2011 to 12/31/2011	$9.94340	$9.52637	0
01/01/2012 to 12/31/2012	$9.52637	$10.63368	0
01/01/2013 to 12/31/2013	$10.63368	$12.45377	0
01/01/2014 to 12/31/2014	$12.45377	$12.93301	0
01/01/2015 to 10/16/2015	$12.93301	$12.88878	0
AST FI Pyramis® Quantitative Portfolio
01/28/2008 to 12/31/2008	$10.69808	$7.21784	0
01/01/2009 to 12/31/2009	$7.21784	$8.78121	0
01/01/2010 to 12/31/2010	$8.78121	$9.86497	0
01/01/2011 to 12/31/2011	$9.86497	$9.54494	0
01/01/2012 to 12/31/2012	$9.54494	$10.37311	0
01/01/2013 to 12/31/2013	$10.37311	$11.69372	0
01/01/2014 to 12/31/2014	$11.69372	$11.84889	0
01/01/2015 to 12/31/2015	$11.84889	$11.75469	0
01/01/2016 to 12/31/2016	$11.75469	$12.03841	0
01/01/2017 to 12/31/2017	$12.03841	$13.77401	0
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99854	$7.46903	0
01/01/2009 to 11/13/2009	$7.46903	$8.34495	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99854	$10.73940	0
01/01/2013 to 12/31/2013	$10.73940	$13.13128	0
01/01/2014 to 12/31/2014	$13.13128	$13.30893	0
01/01/2015 to 10/16/2015	$13.30893	$12.74024	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99853	$10.80775	0
01/01/2014 to 12/31/2014	$10.80775	$10.88833	0
01/01/2015 to 10/16/2015	$10.88833	$10.38317	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17522	$6.11016	0
01/01/2009 to 12/31/2009	$6.11016	$8.10892	0
01/01/2010 to 12/31/2010	$8.10892	$9.57456	0
01/01/2011 to 12/31/2011	$9.57456	$8.93153	0
01/01/2012 to 12/31/2012	$8.93153	$11.12501	0
01/01/2013 to 12/31/2013	$11.12501	$11.40338	0
01/01/2014 to 12/31/2014	$11.40338	$12.76139	0
01/01/2015 to 12/31/2015	$12.76139	$12.52444	0
01/01/2016 to 12/31/2016	$12.52444	$12.41349	0
01/01/2017 to 12/31/2017	$12.41349	$13.52199	0
AST Goldman Sachs Concentrated Growth Portfolio
01/28/2008 to 12/31/2008	$10.25527	$6.73082	0
01/01/2009 to 12/31/2009	$6.73082	$9.87807	0
01/01/2010 to 12/31/2010	$9.87807	$10.70162	0
01/01/2011 to 12/31/2011	$10.70162	$10.09654	0
01/01/2012 to 12/31/2012	$10.09654	$11.87793	0
01/01/2013 to 12/31/2013	$11.87793	$15.13790	0
01/01/2014 to 02/07/2014	$15.13790	$14.89038	0
AST Goldman Sachs Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$10.55757	$6.63384	0
01/01/2009 to 12/31/2009	$6.63384	$7.76698	0
01/01/2010 to 12/31/2010	$7.76698	$8.61281	0
01/01/2011 to 12/31/2011	$8.61281	$7.99378	0
01/01/2012 to 12/31/2012	$7.99378	$9.39651	0
01/01/2013 to 12/31/2013	$9.39651	$12.32654	0
01/01/2014 to 12/31/2014	$12.32654	$13.69872	0
01/01/2015 to 12/31/2015	$13.69872	$12.83460	0
01/01/2016 to 12/31/2016	$12.83460	$14.06320	0
01/01/2017 to 12/31/2017	$14.06320	$15.16169	0
AST Goldman Sachs Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.44056	$6.72291	0
01/01/2009 to 12/31/2009	$6.72291	$10.37465	0
01/01/2010 to 12/31/2010	$10.37465	$12.21170	0
01/01/2011 to 12/31/2011	$12.21170	$11.63890	0
01/01/2012 to 12/31/2012	$11.63890	$13.67539	0
01/01/2013 to 12/31/2013	$13.67539	$17.75814	0
01/01/2014 to 12/31/2014	$17.75814	$19.45504	0
01/01/2015 to 12/31/2015	$19.45504	$18.02448	0
01/01/2016 to 12/31/2016	$18.02448	$17.99772	0
01/01/2017 to 12/31/2017	$17.99772	$22.47009	0
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08924	$7.60965	0
01/01/2009 to 12/31/2009	$7.60965	$9.22304	0
01/01/2010 to 12/31/2010	$9.22304	$10.11078	0
01/01/2011 to 12/31/2011	$10.11078	$9.88185	0
01/01/2012 to 12/31/2012	$9.88185	$10.69020	0
01/01/2013 to 12/31/2013	$10.69020	$11.53249	0
01/01/2014 to 12/31/2014	$11.53249	$11.78632	0
01/01/2015 to 12/31/2015	$11.78632	$11.47264	0
01/01/2016 to 12/31/2016	$11.47264	$11.86250	0
01/01/2017 to 12/31/2017	$11.86250	$13.08471	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03342	$7.63533	0
01/01/2009 to 12/31/2009	$7.63533	$9.51399	0
01/01/2010 to 12/31/2010	$9.51399	$11.84749	0
01/01/2011 to 12/31/2011	$11.84749	$11.78974	0
01/01/2012 to 12/31/2012	$11.78974	$13.39812	0
01/01/2013 to 12/31/2013	$13.39812	$18.26950	0
01/01/2014 to 12/31/2014	$18.26950	$19.23825	0
01/01/2015 to 12/31/2015	$19.23825	$17.85973	0
01/01/2016 to 12/31/2016	$17.85973	$21.81016	0
01/01/2017 to 12/31/2017	$21.81016	$24.03688	0
AST Government Money Market Portfolio
01/28/2008 to 12/31/2008	$10.53168	$10.58460	0
01/01/2009 to 12/31/2009	$10.58460	$10.42287	0
01/01/2010 to 12/31/2010	$10.42287	$10.24097	0
01/01/2011 to 12/31/2011	$10.24097	$10.06247	0
01/01/2012 to 12/31/2012	$10.06247	$9.88535	0
01/01/2013 to 12/31/2013	$9.88535	$9.71038	0
01/01/2014 to 12/31/2014	$9.71038	$9.53876	0
01/01/2015 to 12/31/2015	$9.53876	$9.37022	0
01/01/2016 to 12/31/2016	$9.37022	$9.20507	0
01/01/2017 to 12/31/2017	$9.20507	$9.07348	0
AST High Yield Portfolio
01/28/2008 to 12/31/2008	$10.51829	$7.77374	0
01/01/2009 to 12/31/2009	$7.77374	$10.35129	0
01/01/2010 to 12/31/2010	$10.35129	$11.54100	0
01/01/2011 to 12/31/2011	$11.54100	$11.69693	0
01/01/2012 to 12/31/2012	$11.69693	$13.08397	0
01/01/2013 to 12/31/2013	$13.08397	$13.77548	0
01/01/2014 to 12/31/2014	$13.77548	$13.87808	0
01/01/2015 to 12/31/2015	$13.87808	$13.14679	0
01/01/2016 to 12/31/2016	$13.14679	$14.90330	0
01/01/2017 to 12/31/2017	$14.90330	$15.73435	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/28/2008 to 12/31/2008	$9.92036	$6.02732	0
01/01/2009 to 12/31/2009	$6.02732	$7.07131	0
01/01/2010 to 12/31/2010	$7.07131	$7.86044	0
01/01/2011 to 12/31/2011	$7.86044	$7.39857	0
01/01/2012 to 12/31/2012	$7.39857	$8.49487	0
01/01/2013 to 12/31/2013	$8.49487	$11.67099	0
01/01/2014 to 12/31/2014	$11.67099	$13.04060	0
01/01/2015 to 12/31/2015	$13.04060	$11.80623	0
01/01/2016 to 12/31/2016	$11.80623	$13.90422	0
01/01/2017 to 12/31/2017	$13.90422	$16.28050	0
AST International Growth Portfolio
01/28/2008 to 12/31/2008	$11.04774	$6.05863	0
01/01/2009 to 12/31/2009	$6.05863	$8.05179	0
01/01/2010 to 12/31/2010	$8.05179	$9.05613	0
01/01/2011 to 12/31/2011	$9.05613	$7.74633	0
01/01/2012 to 12/31/2012	$7.74633	$9.15895	0
01/01/2013 to 12/31/2013	$9.15895	$10.71159	0
01/01/2014 to 12/31/2014	$10.71159	$9.94076	0
01/01/2015 to 12/31/2015	$9.94076	$10.07245	0
01/01/2016 to 12/31/2016	$10.07245	$9.52095	0
01/01/2017 to 12/31/2017	$9.52095	$12.66649	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/28/2008 to 12/31/2008	$11.22025	$6.91270	0
01/01/2009 to 12/31/2009	$6.91270	$8.86147	0
01/01/2010 to 12/31/2010	$8.86147	$9.66951	0
01/01/2011 to 12/31/2011	$9.66951	$8.30663	0
01/01/2012 to 12/31/2012	$8.30663	$9.52022	0
01/01/2013 to 12/31/2013	$9.52022	$11.17246	0
01/01/2014 to 12/31/2014	$11.17246	$10.23912	0
01/01/2015 to 12/31/2015	$10.23912	$10.14023	0
01/01/2016 to 12/31/2016	$10.14023	$10.01904	0
01/01/2017 to 12/31/2017	$10.01904	$12.08758	0
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99854	$10.72041	0
01/01/2009 to 12/31/2009	$10.72041	$11.72128	0
01/01/2010 to 12/31/2010	$11.72128	$12.75879	0
01/01/2011 to 12/31/2011	$12.75879	$14.09332	0
01/01/2012 to 12/31/2012	$14.09332	$15.14529	0
01/01/2013 to 12/31/2013	$15.14529	$14.40397	0
01/01/2014 to 12/31/2014	$14.40397	$15.10137	0
01/01/2015 to 12/31/2015	$15.10137	$15.00832	0
01/01/2016 to 12/31/2016	$15.00832	$15.36339	0
01/01/2017 to 12/31/2017	$15.36339	$15.74327	0
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11176	$7.13394	0
01/01/2009 to 12/31/2009	$7.13394	$8.87666	0
01/01/2010 to 12/31/2010	$8.87666	$9.92453	0
01/01/2011 to 12/31/2011	$9.92453	$9.69377	0
01/01/2012 to 12/31/2012	$9.69377	$10.81565	0
01/01/2013 to 12/31/2013	$10.81565	$12.35425	0
01/01/2014 to 12/31/2014	$12.35425	$12.90816	0
01/01/2015 to 12/31/2015	$12.90816	$12.54698	0
01/01/2016 to 12/31/2016	$12.54698	$12.96857	0
01/01/2017 to 12/31/2017	$12.96857	$14.89996	0
AST J.P. Morgan International Equity Portfolio
01/28/2008 to 12/31/2008	$10.32384	$6.54565	0
01/01/2009 to 12/31/2009	$6.54565	$8.73715	0
01/01/2010 to 12/31/2010	$8.73715	$9.19808	0
01/01/2011 to 12/31/2011	$9.19808	$8.20882	0
01/01/2012 to 12/31/2012	$8.20882	$9.83010	0
01/01/2013 to 12/31/2013	$9.83010	$11.13965	0
01/01/2014 to 12/31/2014	$11.13965	$10.24610	0
01/01/2015 to 12/31/2015	$10.24610	$9.78367	0
01/01/2016 to 12/31/2016	$9.78367	$9.79665	0
01/01/2017 to 12/31/2017	$9.79665	$12.47565	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/28/2008 to 12/31/2008	$10.79862	$8.53380	0
01/01/2009 to 12/31/2009	$8.53380	$10.22881	0
01/01/2010 to 12/31/2010	$10.22881	$10.78339	0
01/01/2011 to 12/31/2011	$10.78339	$10.61771	0
01/01/2012 to 12/31/2012	$10.61771	$11.54778	0
01/01/2013 to 12/31/2013	$11.54778	$12.59508	0
01/01/2014 to 12/31/2014	$12.59508	$13.04652	0
01/01/2015 to 12/31/2015	$13.04652	$12.79247	0
01/01/2016 to 12/31/2016	$12.79247	$13.04905	0
01/01/2017 to 12/31/2017	$13.04905	$14.37541	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08392	$10.28893	0
01/01/2010 to 12/31/2010	$10.28893	$11.25088	0
01/01/2011 to 12/31/2011	$11.25088	$11.12535	0
01/01/2012 to 12/31/2012	$11.12535	$12.58806	0
01/01/2013 to 12/31/2013	$12.58806	$16.87831	0
01/01/2014 to 12/31/2014	$16.87831	$18.15570	0
01/01/2015 to 12/31/2015	$18.15570	$19.73125	0
01/01/2016 to 12/31/2016	$19.73125	$19.09926	0
01/01/2017 to 12/31/2017	$19.09926	$25.48505	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.37106	$6.38093	0
01/01/2009 to 12/31/2009	$6.38093	$8.13344	0
01/01/2010 to 12/31/2010	$8.13344	$9.56772	0
01/01/2011 to 12/31/2011	$9.56772	$9.31287	0
01/01/2012 to 12/31/2012	$9.31287	$10.27009	0
01/01/2013 to 12/31/2013	$10.27009	$13.78212	0
01/01/2014 to 12/31/2014	$13.78212	$14.97212	0
01/01/2015 to 12/31/2015	$14.97212	$16.18868	0
01/01/2016 to 12/31/2016	$16.18868	$16.78986	0
01/01/2017 to 12/31/2017	$16.78986	$21.93501	0
AST Lord Abbett Core Fixed Income Portfolio
01/28/2008 to 12/31/2008	$10.67274	$8.22753	0
01/01/2009 to 12/31/2009	$8.22753	$10.87864	0
01/01/2010 to 12/31/2010	$10.87864	$12.11990	0
01/01/2011 to 12/31/2011	$12.11990	$13.11683	0
01/01/2012 to 12/31/2012	$13.11683	$13.64862	0
01/01/2013 to 12/31/2013	$13.64862	$13.13915	0
01/01/2014 to 12/31/2014	$13.13915	$13.73149	0
01/01/2015 to 12/31/2015	$13.73149	$13.40988	0
01/01/2016 to 12/31/2016	$13.40988	$13.51602	0
01/01/2017 to 12/31/2017	$13.51602	$13.72286	0
AST MFS Global Equity Portfolio
01/28/2008 to 12/31/2008	$10.88205	$7.73203	0
01/01/2009 to 12/31/2009	$7.73203	$9.98846	0
01/01/2010 to 12/31/2010	$9.98846	$10.99392	0
01/01/2011 to 12/31/2011	$10.99392	$10.46150	0
01/01/2012 to 12/31/2012	$10.46150	$12.64794	0
01/01/2013 to 12/31/2013	$12.64794	$15.85766	0
01/01/2014 to 12/31/2014	$15.85766	$16.14275	0
01/01/2015 to 12/31/2015	$16.14275	$15.62493	0
01/01/2016 to 12/31/2016	$15.62493	$16.44087	0
01/01/2017 to 12/31/2017	$16.44087	$20.00129	0
AST MFS Growth Portfolio
01/28/2008 to 12/31/2008	$10.72178	$7.34079	0
01/01/2009 to 12/31/2009	$7.34079	$8.96358	0
01/01/2010 to 12/31/2010	$8.96358	$9.93078	0
01/01/2011 to 12/31/2011	$9.93078	$9.69742	0
01/01/2012 to 12/31/2012	$9.69742	$11.15310	0
01/01/2013 to 12/31/2013	$11.15310	$14.97749	0
01/01/2014 to 12/31/2014	$14.97749	$15.99412	0
01/01/2015 to 12/31/2015	$15.99412	$16.84707	0
01/01/2016 to 12/31/2016	$16.84707	$16.86619	0
01/01/2017 to 12/31/2017	$16.86619	$21.65660	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99854	$10.19227	0
01/01/2013 to 12/31/2013	$10.19227	$13.46663	0
01/01/2014 to 12/31/2014	$13.46663	$14.58019	0
01/01/2015 to 12/31/2015	$14.58019	$14.21886	0
01/01/2016 to 12/31/2016	$14.21886	$15.84602	0
01/01/2017 to 12/31/2017	$15.84602	$18.26568	0
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02844	$10.06864	0
01/01/2012 to 12/31/2012	$10.06864	$10.37220	0
01/01/2013 to 12/31/2013	$10.37220	$9.90006	0
01/01/2014 to 12/31/2014	$9.90006	$10.22585	0
01/01/2015 to 10/16/2015	$10.22585	$10.18863	0
AST Neuberger Berman Mid-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$10.79963	$6.83068	0
01/01/2009 to 12/31/2009	$6.83068	$8.70875	0
01/01/2010 to 12/31/2010	$8.70875	$11.00805	0
01/01/2011 to 12/31/2011	$11.00805	$10.99594	0
01/01/2012 to 12/31/2012	$10.99594	$12.13876	0
01/01/2013 to 12/31/2013	$12.13876	$15.81268	0
01/01/2014 to 12/31/2014	$15.81268	$16.76620	0
01/01/2015 to 10/16/2015	$16.76620	$17.17641	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$9.55849	$6.21411	0
01/01/2009 to 12/31/2009	$6.21411	$7.48169	0
01/01/2010 to 12/31/2010	$7.48169	$8.83896	0
01/01/2011 to 04/29/2011	$8.83896	$9.91034	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$9.33158	$5.83598	0
01/01/2009 to 12/31/2009	$5.83598	$8.06289	0
01/01/2010 to 12/31/2010	$8.06289	$9.77667	0
01/01/2011 to 12/31/2011	$9.77667	$9.36543	0
01/01/2012 to 12/31/2012	$9.36543	$10.77542	0
01/01/2013 to 12/31/2013	$10.77542	$15.03136	0
01/01/2014 to 12/31/2014	$15.03136	$16.86967	0
01/01/2015 to 12/31/2015	$16.86967	$15.63728	0
01/01/2016 to 12/31/2016	$15.63728	$18.16168	0
01/01/2017 to 12/31/2017	$18.16168	$20.30145	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99854	$10.31532	0
01/01/2013 to 12/31/2013	$10.31532	$12.04952	0
01/01/2014 to 12/31/2014	$12.04952	$12.44468	0
01/01/2015 to 12/31/2015	$12.44468	$12.07291	0
01/01/2016 to 12/31/2016	$12.07291	$12.37243	0
01/01/2017 to 12/31/2017	$12.37243	$14.15867	0
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10128	$5.57086	0
01/01/2009 to 12/31/2009	$5.57086	$9.11223	0
01/01/2010 to 12/31/2010	$9.11223	$10.94456	0
01/01/2011 to 12/31/2011	$10.94456	$8.57180	0
01/01/2012 to 12/31/2012	$8.57180	$9.92970	0
01/01/2013 to 12/31/2013	$9.92970	$9.77583	0
01/01/2014 to 12/31/2014	$9.77583	$9.15323	0
01/01/2015 to 12/31/2015	$9.15323	$7.48729	0
01/01/2016 to 12/31/2016	$7.48729	$8.26436	0
01/01/2017 to 12/31/2017	$8.26436	$10.26013	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.87352	$8.79094	0
01/01/2009 to 12/31/2009	$8.79094	$10.36581	0
01/01/2010 to 12/31/2010	$10.36581	$11.25907	0
01/01/2011 to 12/31/2011	$11.25907	$11.17037	0
01/01/2012 to 12/31/2012	$11.17037	$12.11087	0
01/01/2013 to 12/31/2013	$12.11087	$12.99269	0
01/01/2014 to 12/31/2014	$12.99269	$13.50004	0
01/01/2015 to 12/31/2015	$13.50004	$13.28033	0
01/01/2016 to 12/31/2016	$13.28033	$13.76672	0
01/01/2017 to 12/31/2017	$13.76672	$14.89387	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01845	$10.06852	0
01/01/2012 to 12/31/2012	$10.06852	$10.59337	0
01/01/2013 to 12/31/2013	$10.59337	$10.16535	0
01/01/2014 to 12/31/2014	$10.16535	$10.59073	0
01/01/2015 to 12/31/2015	$10.59073	$10.37559	0
01/01/2016 to 12/31/2016	$10.37559	$10.62155	0
01/01/2017 to 12/31/2017	$10.62155	$11.02598	0
AST Prudential Growth Allocation Portfolio
01/28/2008 to 12/31/2008	$10.50085	$6.56357	0
01/01/2009 to 12/31/2009	$6.56357	$8.12237	0
01/01/2010 to 12/31/2010	$8.12237	$9.49626	0
01/01/2011 to 12/31/2011	$9.49626	$8.74891	0
01/01/2012 to 12/31/2012	$8.74891	$9.70445	0
01/01/2013 to 12/31/2013	$9.70445	$11.15591	0
01/01/2014 to 12/31/2014	$11.15591	$11.96654	0
01/01/2015 to 12/31/2015	$11.96654	$11.68283	0
01/01/2016 to 12/31/2016	$11.68283	$12.63520	0
01/01/2017 to 12/31/2017	$12.63520	$14.41031	0
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99853	$11.66723	0
01/01/2014 to 12/31/2014	$11.66723	$13.20774	0
01/01/2015 to 12/31/2015	$13.20774	$13.17437	0
01/01/2016 to 12/31/2016	$13.17437	$14.34682	0
01/01/2017 to 12/31/2017	$14.34682	$17.11156	0
AST QMA US Equity Alpha Portfolio
01/28/2008 to 12/31/2008	$9.89035	$6.47223	0
01/01/2009 to 12/31/2009	$6.47223	$7.74505	0
01/01/2010 to 12/31/2010	$7.74505	$8.75311	0
01/01/2011 to 12/31/2011	$8.75311	$8.89581	0
01/01/2012 to 12/31/2012	$8.89581	$10.38147	0
01/01/2013 to 12/31/2013	$10.38147	$13.50491	0
01/01/2014 to 12/31/2014	$13.50491	$15.54963	0
01/01/2015 to 12/31/2015	$15.54963	$15.74498	0
01/01/2016 to 12/31/2016	$15.74498	$17.76347	0
01/01/2017 to 12/31/2017	$17.76347	$21.33311	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99853	$8.89271	0
01/01/2012 to 12/31/2012	$8.89271	$9.88459	0
01/01/2013 to 12/31/2013	$9.88459	$11.88454	0
01/01/2014 to 12/31/2014	$11.88454	$12.43338	0
01/01/2015 to 12/31/2015	$12.43338	$12.23194	0
01/01/2016 to 12/31/2016	$12.23194	$12.77573	0
01/01/2017 to 12/31/2017	$12.77573	$14.83331	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08106	$7.34068	0
01/01/2009 to 12/31/2009	$7.34068	$8.89743	0
01/01/2010 to 12/31/2010	$8.89743	$9.78180	0
01/01/2011 to 12/31/2011	$9.78180	$9.43446	0
01/01/2012 to 12/31/2012	$9.43446	$10.22030	0
01/01/2013 to 12/31/2013	$10.22030	$11.28849	0
01/01/2014 to 12/31/2014	$11.28849	$11.65882	0
01/01/2015 to 12/31/2015	$11.65882	$11.43363	0
01/01/2016 to 12/31/2016	$11.43363	$11.77263	0
01/01/2017 to 12/31/2017	$11.77263	$13.44230	0
AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09924	$6.69228	0
01/01/2009 to 12/31/2009	$6.69228	$8.33899	0
01/01/2010 to 12/31/2010	$8.33899	$9.36653	0
01/01/2011 to 12/31/2011	$9.36653	$8.98138	0
01/01/2012 to 12/31/2012	$8.98138	$10.22538	0
01/01/2013 to 12/31/2013	$10.22538	$11.85863	0
01/01/2014 to 12/31/2014	$11.85863	$12.28178	0
01/01/2015 to 12/31/2015	$12.28178	$11.99917	5,986
01/01/2016 to 12/31/2016	$11.99917	$12.59110	0
01/01/2017 to 04/28/2017	$12.59110	$13.09232	0
AST Schroders Multi-Asset World Strategies Portfolio
01/28/2008 to 12/31/2008	$10.67439	$7.74969	0
01/01/2009 to 12/31/2009	$7.74969	$9.69959	20,237
01/01/2010 to 12/31/2010	$9.69959	$10.65364	14,914
01/01/2011 to 12/31/2011	$10.65364	$10.11172	10,650
01/01/2012 to 12/31/2012	$10.11172	$11.03886	12,702
01/01/2013 to 12/31/2013	$11.03886	$12.40523	2,020
01/01/2014 to 12/31/2014	$12.40523	$12.55593	8,942
01/01/2015 to 10/16/2015	$12.55593	$12.20091	0
AST Small-Cap Growth Opportunities Portfolio
01/28/2008 to 12/31/2008	$9.69091	$5.96393	0
01/01/2009 to 12/31/2009	$5.96393	$7.77201	0
01/01/2010 to 12/31/2010	$7.77201	$10.11934	0
01/01/2011 to 12/31/2011	$10.11934	$8.63723	0
01/01/2012 to 12/31/2012	$8.63723	$10.18740	0
01/01/2013 to 12/31/2013	$10.18740	$14.09149	0
01/01/2014 to 12/31/2014	$14.09149	$14.52630	0
01/01/2015 to 12/31/2015	$14.52630	$14.45989	0
01/01/2016 to 12/31/2016	$14.45989	$15.29843	0
01/01/2017 to 12/31/2017	$15.29843	$19.19003	0
AST Small-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$9.34751	$6.65658	0
01/01/2009 to 12/31/2009	$6.65658	$8.75597	0
01/01/2010 to 12/31/2010	$8.75597	$11.73364	0
01/01/2011 to 12/31/2011	$11.73364	$11.41357	0
01/01/2012 to 12/31/2012	$11.41357	$12.57661	0
01/01/2013 to 12/31/2013	$12.57661	$16.69967	0
01/01/2014 to 12/31/2014	$16.69967	$17.03092	0
01/01/2015 to 12/31/2015	$17.03092	$16.86115	0
01/01/2016 to 12/31/2016	$16.86115	$18.56399	0
01/01/2017 to 12/31/2017	$18.56399	$22.59798	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/28/2008 to 12/31/2008	$9.02102	$6.69183	0
01/01/2009 to 12/31/2009	$6.69183	$8.34836	0
01/01/2010 to 12/31/2010	$8.34836	$10.33253	0
01/01/2011 to 12/31/2011	$10.33253	$9.54341	0
01/01/2012 to 12/31/2012	$9.54341	$11.07695	0
01/01/2013 to 12/31/2013	$11.07695	$14.95088	0
01/01/2014 to 12/31/2014	$14.95088	$15.46032	0
01/01/2015 to 12/31/2015	$15.46032	$14.53240	0
01/01/2016 to 12/31/2016	$14.53240	$18.44507	0
01/01/2017 to 12/31/2017	$18.44507	$19.45108	0
AST T. Rowe Price Asset Allocation Portfolio
01/28/2008 to 12/31/2008	$10.57406	$8.06926	0
01/01/2009 to 12/31/2009	$8.06926	$9.83995	13,198
01/01/2010 to 12/31/2010	$9.83995	$10.78102	9,823
01/01/2011 to 12/31/2011	$10.78102	$10.80085	6,761
01/01/2012 to 12/31/2012	$10.80085	$12.04164	7,747
01/01/2013 to 12/31/2013	$12.04164	$13.81992	1,207
01/01/2014 to 12/31/2014	$13.81992	$14.37370	5,224
01/01/2015 to 12/31/2015	$14.37370	$14.12545	3,429
01/01/2016 to 12/31/2016	$14.12545	$14.92304	0
01/01/2017 to 12/31/2017	$14.92304	$16.91860	0
AST T. Rowe Price Equity Income Portfolio
01/28/2008 to 12/31/2008	$9.77313	$5.98171	0
01/01/2009 to 12/31/2009	$5.98171	$7.27422	0
01/01/2010 to 12/31/2010	$7.27422	$8.09199	0
01/01/2011 to 12/31/2011	$8.09199	$7.81876	0
01/01/2012 to 12/31/2012	$7.81876	$9.00517	0
01/01/2013 to 12/31/2013	$9.00517	$11.47191	0
01/01/2014 to 12/31/2014	$11.47191	$12.11056	0
01/01/2015 to 10/16/2015	$12.11056	$11.21714	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/28/2008 to 12/31/2008	$9.92140	$6.49123	0
01/01/2009 to 12/31/2009	$6.49123	$9.77985	0
01/01/2010 to 12/31/2010	$9.77985	$11.12583	0
01/01/2011 to 12/31/2011	$11.12583	$10.74403	0
01/01/2012 to 12/31/2012	$10.74403	$12.40948	0
01/01/2013 to 12/31/2013	$12.40948	$17.55696	0
01/01/2014 to 12/31/2014	$17.55696	$18.68581	0
01/01/2015 to 12/31/2015	$18.68581	$20.11449	0
01/01/2016 to 12/31/2016	$20.11449	$20.29270	0
01/01/2017 to 12/31/2017	$20.29270	$27.48736	0
AST T. Rowe Price Large-Cap Value Portfolio
formerly,AST Value Equity Portfolio
01/28/2008 to 12/31/2008	$10.23053	$6.73868	0
01/01/2009 to 12/31/2009	$6.73868	$7.82812	0
01/01/2010 to 12/31/2010	$7.82812	$8.64657	0
01/01/2011 to 12/31/2011	$8.64657	$8.45207	0
01/01/2012 to 12/31/2012	$8.45207	$9.41504	0
01/01/2013 to 12/31/2013	$9.41504	$12.45129	0
01/01/2014 to 12/31/2014	$12.45129	$12.42173	0
01/01/2015 to 12/31/2015	$12.42173	$11.46220	0
01/01/2016 to 12/31/2016	$11.46220	$11.94999	0
01/01/2017 to 12/31/2017	$11.94999	$13.68240	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/28/2008 to 12/31/2008	$12.20388	$6.65868	0
01/01/2009 to 12/31/2009	$6.65868	$9.76890	0
01/01/2010 to 12/31/2010	$9.76890	$11.55903	0
01/01/2011 to 12/31/2011	$11.55903	$9.66094	0
01/01/2012 to 12/31/2012	$9.66094	$9.83312	0
01/01/2013 to 12/31/2013	$9.83312	$11.14493	0
01/01/2014 to 12/31/2014	$11.14493	$10.03245	0
01/01/2015 to 12/31/2015	$10.03245	$7.95758	0
01/01/2016 to 12/31/2016	$7.95758	$9.74139	0
01/01/2017 to 12/31/2017	$9.74139	$10.55585	0
AST Templeton Global Bond Portfolio
01/28/2008 to 12/31/2008	$11.34463	$10.62110	0
01/01/2009 to 12/31/2009	$10.62110	$11.69736	0
01/01/2010 to 12/31/2010	$11.69736	$12.15050	0
01/01/2011 to 12/31/2011	$12.15050	$12.42820	0
01/01/2012 to 12/31/2012	$12.42820	$12.84611	0
01/01/2013 to 12/31/2013	$12.84611	$12.14534	0
01/01/2014 to 12/31/2014	$12.14534	$11.99695	0
01/01/2015 to 12/31/2015	$11.99695	$11.24056	0
01/01/2016 to 12/31/2016	$11.24056	$11.52343	0
01/01/2017 to 12/31/2017	$11.52343	$11.55122	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/28/2008 to 12/31/2008	$9.71384	$6.37746	0
01/01/2009 to 12/31/2009	$6.37746	$8.70075	0
01/01/2010 to 12/31/2010	$8.70075	$10.56476	0
01/01/2011 to 12/31/2011	$10.56476	$10.02005	0
01/01/2012 to 12/31/2012	$10.02005	$11.65476	0
01/01/2013 to 12/31/2013	$11.65476	$15.15987	0
01/01/2014 to 12/31/2014	$15.15987	$17.12104	0
01/01/2015 to 12/31/2015	$17.12104	$15.70686	0
01/01/2016 to 12/31/2016	$15.70686	$17.58913	0
01/01/2017 to 12/31/2017	$17.58913	$20.48067	0
AST Wellington Management Hedged Equity Portfolio
01/28/2008 to 12/31/2008	$10.39432	$6.48888	0
01/01/2009 to 12/31/2009	$6.48888	$8.18645	0
01/01/2010 to 12/31/2010	$8.18645	$9.21884	0
01/01/2011 to 12/31/2011	$9.21884	$8.74318	0
01/01/2012 to 12/31/2012	$8.74318	$9.53381	0
01/01/2013 to 12/31/2013	$9.53381	$11.28536	0
01/01/2014 to 12/31/2014	$11.28536	$11.69594	0
01/01/2015 to 12/31/2015	$11.69594	$11.41643	0
01/01/2016 to 12/31/2016	$11.41643	$11.94668	0
01/01/2017 to 12/31/2017	$11.94668	$13.33135	0
AST Western Asset Core Plus Bond Portfolio
01/28/2008 to 12/31/2008	$10.23348	$9.29077	0
01/01/2009 to 12/31/2009	$9.29077	$10.18779	0
01/01/2010 to 12/31/2010	$10.18779	$10.78811	0
01/01/2011 to 12/31/2011	$10.78811	$11.23601	0
01/01/2012 to 12/31/2012	$11.23601	$11.90383	0
01/01/2013 to 12/31/2013	$11.90383	$11.51876	0
01/01/2014 to 12/31/2014	$11.51876	$12.12944	0
01/01/2015 to 12/31/2015	$12.12944	$12.06224	0
01/01/2016 to 12/31/2016	$12.06224	$12.45965	0
01/01/2017 to 12/31/2017	$12.45965	$13.01196	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07808	$6.63754	0
01/01/2009 to 12/31/2009	$6.63754	$8.48048	0
01/01/2010 to 12/31/2010	$8.48048	$9.18367	0
01/01/2011 to 12/31/2011	$9.18367	$8.87079	0
01/01/2012 to 09/21/2012	$8.87079	$9.92949	0
*Denotes the start date of these sub-accounts

PREMIER Bb SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, OR Highest Daily Lifetime Five Income Benefit, and Combination 5% roll-up and HAV Death Benefit (2.05%) OR Lifetime Five Income Benefit and Highest Daily Value Death Benefit (2.05%) OR HD GRO 60 bps and
Combo DB (2.05%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$11.25870	$7.52065	4,290,790
01/01/2009 to 12/31/2009	$7.52065	$9.16461	6,403,388
01/01/2010 to 12/31/2010	$9.16461	$10.05503	6,481,639
01/01/2011 to 12/31/2011	$10.05503	$9.59133	5,215,981
01/01/2012 to 12/31/2012	$9.59133	$10.57941	5,453,100
01/01/2013 to 12/31/2013	$10.57941	$11.40088	5,272,579
01/01/2014 to 12/31/2014	$11.40088	$11.59844	4,828,769
01/01/2015 to 12/31/2015	$11.59844	$10.99949	4,010,234
01/01/2016 to 12/31/2016	$10.99949	$11.46192	3,411,797
01/01/2017 to 12/31/2017	$11.46192	$12.64588	3,256,993
AST Advanced Strategies Portfolio
01/01/2008 to 12/31/2008	$11.22908	$7.72388	1,193,763
01/01/2009 to 12/31/2009	$7.72388	$9.55169	2,392,702
01/01/2010 to 12/31/2010	$9.55169	$10.64273	2,509,896
01/01/2011 to 12/31/2011	$10.64273	$10.44088	1,976,971
01/01/2012 to 12/31/2012	$10.44088	$11.62737	2,134,048
01/01/2013 to 12/31/2013	$11.62737	$13.28030	2,280,593
01/01/2014 to 12/31/2014	$13.28030	$13.80833	2,077,002
01/01/2015 to 12/31/2015	$13.80833	$13.63950	1,841,403
01/01/2016 to 12/31/2016	$13.63950	$14.31596	1,615,998
01/01/2017 to 12/31/2017	$14.31596	$16.40373	1,530,373
AST American Century Income & Growth Portfolio
01/01/2008 to 12/31/2008	$10.76521	$6.88354	51,088
01/01/2009 to 12/31/2009	$6.88354	$7.94405	56,131
01/01/2010 to 12/31/2010	$7.94405	$8.86235	55,174
01/01/2011 to 12/31/2011	$8.86235	$8.99478	72,443
01/01/2012 to 05/04/2012	$8.99478	$9.76106	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99833	$11.60828	0
01/01/2014 to 12/31/2014	$11.60828	$12.87311	0
01/01/2015 to 12/31/2015	$12.87311	$12.83237	382
01/01/2016 to 12/31/2016	$12.83237	$13.92101	0
01/01/2017 to 12/31/2017	$13.92101	$16.66177	0
AST Balanced Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$11.19855	$7.82382	3,006,296
01/01/2009 to 12/31/2009	$7.82382	$9.45287	5,940,132
01/01/2010 to 12/31/2010	$9.45287	$10.40364	6,021,508
01/01/2011 to 12/31/2011	$10.40364	$10.07115	5,192,756
01/01/2012 to 12/31/2012	$10.07115	$11.09968	5,454,823
01/01/2013 to 12/31/2013	$11.09968	$12.79626	5,258,287
01/01/2014 to 12/31/2014	$12.79626	$13.35694	5,074,259
01/01/2015 to 12/31/2015	$13.35694	$13.15089	4,693,024
01/01/2016 to 12/31/2016	$13.15089	$13.69899	4,085,332
01/01/2017 to 12/31/2017	$13.69899	$15.42548	3,724,185

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99833	$9.14439	11,718
01/01/2012 to 12/31/2012	$9.14439	$10.02630	44,567
01/01/2013 to 12/31/2013	$10.02630	$10.89118	42,302
01/01/2014 to 12/31/2014	$10.89118	$11.19488	62,311
01/01/2015 to 12/31/2015	$11.19488	$10.64075	123,989
01/01/2016 to 12/31/2016	$10.64075	$11.15336	107,359
01/01/2017 to 12/31/2017	$11.15336	$12.30828	99,538
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99833	$10.47405	17,056
01/01/2014 to 12/31/2014	$10.47405	$10.63084	57,708
01/01/2015 to 12/31/2015	$10.63084	$10.44571	45,992
01/01/2016 to 12/31/2016	$10.44571	$10.88610	37,161
01/01/2017 to 04/28/2017	$10.88610	$11.26026	0
AST BlackRock Low Duration Bond Portfolio
01/01/2008 to 12/31/2008	$10.61705	$10.51970	171,215
01/01/2009 to 12/31/2009	$10.51970	$11.36291	155,535
01/01/2010 to 12/31/2010	$11.36291	$11.56869	218,728
01/01/2011 to 12/31/2011	$11.56869	$11.59154	151,373
01/01/2012 to 12/31/2012	$11.59154	$11.89152	145,930
01/01/2013 to 12/31/2013	$11.89152	$11.39925	109,039
01/01/2014 to 12/31/2014	$11.39925	$11.15957	98,281
01/01/2015 to 12/31/2015	$11.15957	$10.98831	89,333
01/01/2016 to 12/31/2016	$10.98831	$10.94433	92,907
01/01/2017 to 12/31/2017	$10.94433	$10.90777	93,447
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2008 to 12/31/2008	$10.90759	$10.44693	477,777
01/01/2009 to 12/31/2009	$10.44693	$11.92891	789,347
01/01/2010 to 12/31/2010	$11.92891	$12.59155	951,902
01/01/2011 to 12/31/2011	$12.59155	$12.73127	781,155
01/01/2012 to 12/31/2012	$12.73127	$13.63808	817,374
01/01/2013 to 12/31/2013	$13.63808	$13.11863	777,758
01/01/2014 to 12/31/2014	$13.11863	$13.39908	738,034
01/01/2015 to 12/31/2015	$13.39908	$12.85311	591,656
01/01/2016 to 12/31/2016	$12.85311	$13.12796	538,661
01/01/2017 to 12/31/2017	$13.12796	$13.42599	530,584
AST Bond Portfolio 2016
05/01/2009* to 12/31/2009	$9.93822	$9.61299	0
01/01/2010 to 12/31/2010	$9.61299	$10.41615	0
01/01/2011 to 12/31/2011	$10.41615	$11.19107	0
01/01/2012 to 12/31/2012	$11.19107	$11.42266	0
01/01/2013 to 12/31/2013	$11.42266	$11.11626	0
01/01/2014 to 12/31/2014	$11.11626	$10.94315	0
01/01/2015 to 12/31/2015	$10.94315	$10.69859	0
01/01/2016 to 12/31/2016	$10.69859	$10.53248	0
01/01/2017 to 01/03/2017	$10.53248	$10.52724	0
AST Bond Portfolio 2018
05/01/2009* to 12/31/2009	$9.92265	$9.67902	0
01/01/2010 to 12/31/2010	$9.67902	$10.54551	0
01/01/2011 to 12/31/2011	$10.54551	$11.73731	0
01/01/2012 to 12/31/2012	$11.73731	$12.15857	0
01/01/2013 to 12/31/2013	$12.15857	$11.53989	0
01/01/2014 to 12/31/2014	$11.53989	$11.60917	0
01/01/2015 to 12/31/2015	$11.60917	$11.46813	0
01/01/2016 to 12/31/2016	$11.46813	$11.41909	0
01/01/2017 to 12/31/2017	$11.41909	$11.27011	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2019
05/01/2009* to 12/31/2009	$9.90543	$9.57969	0
01/01/2010 to 12/31/2010	$9.57969	$10.45380	0
01/01/2011 to 12/31/2011	$10.45380	$11.88036	0
01/01/2012 to 12/31/2012	$11.88036	$12.32352	0
01/01/2013 to 12/31/2013	$12.32352	$11.49247	0
01/01/2014 to 12/31/2014	$11.49247	$11.74177	0
01/01/2015 to 12/31/2015	$11.74177	$11.62909	0
01/01/2016 to 12/31/2016	$11.62909	$11.56072	0
01/01/2017 to 12/31/2017	$11.56072	$11.41525	0
AST Bond Portfolio 2020
05/01/2009* to 12/31/2009	$9.88414	$9.25455	0
01/01/2010 to 12/31/2010	$9.25455	$10.14278	0
01/01/2011 to 12/31/2011	$10.14278	$11.79550	0
01/01/2012 to 12/31/2012	$11.79550	$12.28859	0
01/01/2013 to 12/31/2013	$12.28859	$11.25704	0
01/01/2014 to 12/31/2014	$11.25704	$11.71029	0
01/01/2015 to 12/31/2015	$11.71029	$11.65023	0
01/01/2016 to 12/31/2016	$11.65023	$11.64010	0
01/01/2017 to 12/31/2017	$11.64010	$11.50782	0
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99778	$10.98498	0
01/01/2011 to 12/31/2011	$10.98498	$12.94990	0
01/01/2012 to 12/31/2012	$12.94990	$13.55154	0
01/01/2013 to 12/31/2013	$13.55154	$12.34960	0
01/01/2014 to 12/31/2014	$12.34960	$13.03103	0
01/01/2015 to 12/31/2015	$13.03103	$12.99690	0
01/01/2016 to 12/31/2016	$12.99690	$12.99542	0
01/01/2017 to 12/31/2017	$12.99542	$12.93625	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99833	$11.99503	0
01/01/2012 to 12/31/2012	$11.99503	$12.44101	0
01/01/2013 to 12/31/2013	$12.44101	$11.00299	0
01/01/2014 to 12/31/2014	$11.00299	$11.90004	0
01/01/2015 to 12/31/2015	$11.90004	$11.90542	0
01/01/2016 to 12/31/2016	$11.90542	$11.87987	0
01/01/2017 to 12/31/2017	$11.87987	$11.82450	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99778	$10.37684	0
01/01/2013 to 12/31/2013	$10.37684	$9.13129	0
01/01/2014 to 12/31/2014	$9.13129	$10.07694	0
01/01/2015 to 12/31/2015	$10.07694	$10.14190	0
01/01/2016 to 12/31/2016	$10.14190	$10.12845	0
01/01/2017 to 12/31/2017	$10.12845	$10.09375	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99889	$8.73091	0
01/01/2014 to 12/31/2014	$8.73091	$9.80379	0
01/01/2015 to 12/31/2015	$9.80379	$9.87971	0
01/01/2016 to 12/31/2016	$9.87971	$9.86617	0
01/01/2017 to 12/31/2017	$9.86617	$9.83122	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99889	$11.27883	0
01/01/2015 to 12/31/2015	$11.27883	$11.27315	0
01/01/2016 to 12/31/2016	$11.27315	$11.32023	0
01/01/2017 to 12/31/2017	$11.32023	$11.29636	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99889	$9.91666	0
01/01/2016 to 12/31/2016	$9.91666	$9.91963	0
01/01/2017 to 12/31/2017	$9.91963	$9.95622	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99778	$9.85844	0
01/01/2017 to 12/31/2017	$9.85844	$9.92020	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99778	$10.01529	0
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14510	$10.29546	3,105
01/01/2010 to 12/31/2010	$10.29546	$11.47335	23,527
01/01/2011 to 12/31/2011	$11.47335	$10.58293	19,439
01/01/2012 to 12/31/2012	$10.58293	$11.74230	26,452
01/01/2013 to 12/31/2013	$11.74230	$15.12299	16,877
01/01/2014 to 12/31/2014	$15.12299	$16.34048	20,132
01/01/2015 to 12/31/2015	$16.34048	$15.24920	17,646
01/01/2016 to 12/31/2016	$15.24920	$16.99756	15,629
01/01/2017 to 04/28/2017	$16.99756	$17.58810	0
AST Capital Growth Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$11.37500	$7.25187	4,323,643
01/01/2009 to 12/31/2009	$7.25187	$8.90621	7,701,858
01/01/2010 to 12/31/2010	$8.90621	$9.89472	8,056,803
01/01/2011 to 12/31/2011	$9.89472	$9.46090	6,257,591
01/01/2012 to 12/31/2012	$9.46090	$10.54275	6,771,067
01/01/2013 to 12/31/2013	$10.54275	$12.67414	7,132,679
01/01/2014 to 12/31/2014	$12.67414	$13.28825	6,840,625
01/01/2015 to 12/31/2015	$13.28825	$13.09071	6,440,012
01/01/2016 to 12/31/2016	$13.09071	$13.70520	5,782,808
01/01/2017 to 12/31/2017	$13.70520	$15.83335	5,477,171
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99833	$11.62670	20,165
01/01/2014 to 12/31/2014	$11.62670	$12.94374	26,017
01/01/2015 to 12/31/2015	$12.94374	$12.23058	15,982
01/01/2016 to 12/31/2016	$12.23058	$13.77051	17,818
01/01/2017 to 12/31/2017	$13.77051	$15.97822	26,473
AST Cohen & Steers Realty Portfolio
01/01/2008 to 12/31/2008	$9.48340	$6.03531	98,068
01/01/2009 to 12/31/2009	$6.03531	$7.80228	99,922
01/01/2010 to 12/31/2010	$7.80228	$9.83932	115,670
01/01/2011 to 12/31/2011	$9.83932	$10.27737	91,118
01/01/2012 to 12/31/2012	$10.27737	$11.61618	116,779
01/01/2013 to 12/31/2013	$11.61618	$11.73944	108,449
01/01/2014 to 12/31/2014	$11.73944	$15.05995	103,910
01/01/2015 to 12/31/2015	$15.05995	$15.47230	90,999
01/01/2016 to 12/31/2016	$15.47230	$15.89222	87,178
01/01/2017 to 12/31/2017	$15.89222	$16.54645	74,831
AST DeAm Small-Cap Value Portfolio
01/01/2008 to 07/18/2008	$8.40420	$7.68481	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99833	$9.66522	3,380
01/01/2014 to 12/31/2014	$9.66522	$9.95432	7,499
01/01/2015 to 12/31/2015	$9.95432	$9.74478	18,901
01/01/2016 to 12/31/2016	$9.74478	$9.98576	27,648
01/01/2017 to 04/28/2017	$9.98576	$10.18082	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10350	$7.48844	188,704
01/01/2009 to 12/31/2009	$7.48844	$8.89587	378,474
01/01/2010 to 12/31/2010	$8.89587	$9.87870	410,194
01/01/2011 to 12/31/2011	$9.87870	$9.44116	359,039
01/01/2012 to 12/31/2012	$9.44116	$10.51263	403,104
01/01/2013 to 12/31/2013	$10.51263	$12.28195	437,099
01/01/2014 to 12/31/2014	$12.28195	$12.72344	437,620
01/01/2015 to 10/16/2015	$12.72344	$12.65529	0
AST FI Pyramis® Quantitative Portfolio
01/01/2008 to 12/31/2008	$11.16999	$7.17065	1,052,064
01/01/2009 to 12/31/2009	$7.17065	$8.70250	2,453,023
01/01/2010 to 12/31/2010	$8.70250	$9.75259	2,624,502
01/01/2011 to 12/31/2011	$9.75259	$9.41320	2,330,805
01/01/2012 to 12/31/2012	$9.41320	$10.20477	2,449,342
01/01/2013 to 12/31/2013	$10.20477	$11.47571	2,332,694
01/01/2014 to 12/31/2014	$11.47571	$11.59966	2,102,801
01/01/2015 to 12/31/2015	$11.59966	$11.47924	1,861,540
01/01/2016 to 12/31/2016	$11.47924	$11.72756	1,648,516
01/01/2017 to 12/31/2017	$11.72756	$13.38559	1,502,400
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99834	$7.46062	92,522
01/01/2009 to 11/13/2009	$7.46062	$8.31782	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99834	$10.72166	922,925
01/01/2013 to 12/31/2013	$10.72166	$13.07753	980,919
01/01/2014 to 12/31/2014	$13.07753	$13.22199	926,682
01/01/2015 to 10/16/2015	$13.22199	$12.63245	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99833	$10.78968	23,483
01/01/2014 to 12/31/2014	$10.78968	$10.84345	40,264
01/01/2015 to 10/16/2015	$10.84345	$10.32039	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17501	$6.10332	2,015
01/01/2009 to 12/31/2009	$6.10332	$8.07992	7,533
01/01/2010 to 12/31/2010	$8.07992	$9.51698	8,974
01/01/2011 to 12/31/2011	$9.51698	$8.85615	14,313
01/01/2012 to 12/31/2012	$8.85615	$11.00403	28,763
01/01/2013 to 12/31/2013	$11.00403	$11.25178	26,458
01/01/2014 to 12/31/2014	$11.25178	$12.56094	32,564
01/01/2015 to 12/31/2015	$12.56094	$12.29755	21,523
01/01/2016 to 12/31/2016	$12.29755	$12.15888	25,939
01/01/2017 to 12/31/2017	$12.15888	$13.21242	24,902
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2008 to 12/31/2008	$11.42452	$6.68665	134,309
01/01/2009 to 12/31/2009	$6.68665	$9.78901	210,444
01/01/2010 to 12/31/2010	$9.78901	$10.57926	191,290
01/01/2011 to 12/31/2011	$10.57926	$9.95673	183,045
01/01/2012 to 12/31/2012	$9.95673	$11.68469	179,388
01/01/2013 to 12/31/2013	$11.68469	$14.85522	146,160
01/01/2014 to 02/07/2014	$14.85522	$14.60858	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2008 to 12/31/2008	$11.34013	$6.59044	59,215
01/01/2009 to 12/31/2009	$6.59044	$7.69719	108,452
01/01/2010 to 12/31/2010	$7.69719	$8.51452	108,896
01/01/2011 to 12/31/2011	$8.51452	$7.88321	123,164
01/01/2012 to 12/31/2012	$7.88321	$9.24382	147,553
01/01/2013 to 12/31/2013	$9.24382	$12.09651	112,148
01/01/2014 to 12/31/2014	$12.09651	$13.41012	153,007
01/01/2015 to 12/31/2015	$13.41012	$12.53342	242,042
01/01/2016 to 12/31/2016	$12.53342	$13.69977	209,265
01/01/2017 to 12/31/2017	$13.69977	$14.73385	194,686
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$11.51201	$6.67880	74,451
01/01/2009 to 12/31/2009	$6.67880	$10.28128	146,279
01/01/2010 to 12/31/2010	$10.28128	$12.07219	125,854
01/01/2011 to 12/31/2011	$12.07219	$11.47775	107,922
01/01/2012 to 12/31/2012	$11.47775	$13.45286	127,793
01/01/2013 to 12/31/2013	$13.45286	$17.42637	121,703
01/01/2014 to 12/31/2014	$17.42637	$19.04466	116,574
01/01/2015 to 12/31/2015	$19.04466	$17.60098	177,650
01/01/2016 to 12/31/2016	$17.60098	$17.53182	148,608
01/01/2017 to 12/31/2017	$17.53182	$21.83501	141,773
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08918	$7.59716	111,892
01/01/2009 to 12/31/2009	$7.59716	$9.18532	424,265
01/01/2010 to 12/31/2010	$9.18532	$10.04474	457,592
01/01/2011 to 12/31/2011	$10.04474	$9.79338	445,565
01/01/2012 to 12/31/2012	$9.79338	$10.56843	461,766
01/01/2013 to 12/31/2013	$10.56843	$11.37324	416,606
01/01/2014 to 12/31/2014	$11.37324	$11.59507	395,053
01/01/2015 to 12/31/2015	$11.59507	$11.25878	364,140
01/01/2016 to 12/31/2016	$11.25878	$11.61305	330,990
01/01/2017 to 12/31/2017	$11.61305	$12.77827	350,007
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03322	$7.62678	11,741
01/01/2009 to 12/31/2009	$7.62678	$9.47993	27,806
01/01/2010 to 12/31/2010	$9.47993	$11.77620	35,349
01/01/2011 to 12/31/2011	$11.77620	$11.69023	46,437
01/01/2012 to 12/31/2012	$11.69023	$13.25235	50,032
01/01/2013 to 12/31/2013	$13.25235	$18.02652	46,071
01/01/2014 to 12/31/2014	$18.02652	$18.93581	45,873
01/01/2015 to 12/31/2015	$18.93581	$17.53585	46,623
01/01/2016 to 12/31/2016	$17.53585	$21.36233	35,337
01/01/2017 to 12/31/2017	$21.36233	$23.48574	39,459
AST Government Money Market Portfolio
01/01/2008 to 12/31/2008	$10.46814	$10.51516	724,864
01/01/2009 to 12/31/2009	$10.51516	$10.32932	319,983
01/01/2010 to 12/31/2010	$10.32932	$10.12431	206,149
01/01/2011 to 12/31/2011	$10.12431	$9.92340	219,016
01/01/2012 to 12/31/2012	$9.92340	$9.72484	239,664
01/01/2013 to 12/31/2013	$9.72484	$9.52949	141,037
01/01/2014 to 12/31/2014	$9.52949	$9.33804	160,753
01/01/2015 to 12/31/2015	$9.33804	$9.15043	112,097
01/01/2016 to 12/31/2016	$9.15043	$8.96708	180,104
01/01/2017 to 12/31/2017	$8.96708	$8.81730	79,176

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2008 to 12/31/2008	$10.58506	$7.72288	52,614
01/01/2009 to 12/31/2009	$7.72288	$10.25837	98,174
01/01/2010 to 12/31/2010	$10.25837	$11.40941	117,981
01/01/2011 to 12/31/2011	$11.40941	$11.53541	101,852
01/01/2012 to 12/31/2012	$11.53541	$12.87158	133,663
01/01/2013 to 12/31/2013	$12.87158	$13.51865	119,485
01/01/2014 to 12/31/2014	$13.51865	$13.58597	121,383
01/01/2015 to 12/31/2015	$13.58597	$12.83860	106,139
01/01/2016 to 12/31/2016	$12.83860	$14.51833	104,869
01/01/2017 to 12/31/2017	$14.51833	$15.29039	92,069
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.44409	$5.98792	156,705
01/01/2009 to 12/31/2009	$5.98792	$7.00799	193,547
01/01/2010 to 12/31/2010	$7.00799	$7.77093	189,197
01/01/2011 to 12/31/2011	$7.77093	$7.29646	159,734
01/01/2012 to 12/31/2012	$7.29646	$8.35699	156,160
01/01/2013 to 12/31/2013	$8.35699	$11.45354	169,043
01/01/2014 to 12/31/2014	$11.45354	$12.76622	173,213
01/01/2015 to 12/31/2015	$12.76622	$11.52948	160,190
01/01/2016 to 12/31/2016	$11.52948	$13.54531	144,210
01/01/2017 to 12/31/2017	$13.54531	$15.82152	163,275
AST International Growth Portfolio
01/01/2008 to 12/31/2008	$12.34222	$6.01888	132,206
01/01/2009 to 12/31/2009	$6.01888	$7.97937	144,204
01/01/2010 to 12/31/2010	$7.97937	$8.95266	142,115
01/01/2011 to 12/31/2011	$8.95266	$7.63921	121,556
01/01/2012 to 12/31/2012	$7.63921	$9.01008	128,199
01/01/2013 to 12/31/2013	$9.01008	$10.51170	130,106
01/01/2014 to 12/31/2014	$10.51170	$9.73144	129,986
01/01/2015 to 12/31/2015	$9.73144	$9.83612	123,989
01/01/2016 to 12/31/2016	$9.83612	$9.27474	106,923
01/01/2017 to 12/31/2017	$9.27474	$12.30886	100,814
AST International Value Portfolio
01/01/2008 to 12/31/2008	$12.51580	$6.86748	157,577
01/01/2009 to 12/31/2009	$6.86748	$8.78189	161,271
01/01/2010 to 12/31/2010	$8.78189	$9.55932	143,460
01/01/2011 to 12/31/2011	$9.55932	$8.19186	116,484
01/01/2012 to 12/31/2012	$8.19186	$9.36563	111,451
01/01/2013 to 12/31/2013	$9.36563	$10.96415	111,252
01/01/2014 to 12/31/2014	$10.96415	$10.02361	113,509
01/01/2015 to 12/31/2015	$10.02361	$9.90247	101,752
01/01/2016 to 12/31/2016	$9.90247	$9.76033	93,701
01/01/2017 to 12/31/2017	$9.76033	$11.74683	85,930
AST Investment Grade Bond Portfolio
01/28/2008* to 12/31/2008	$9.99834	$10.69598	9,882,729
01/01/2009 to 12/31/2009	$10.69598	$11.66588	3,643,097
01/01/2010 to 12/31/2010	$11.66588	$12.66748	1,688,626
01/01/2011 to 12/31/2011	$12.66748	$13.95826	6,300,372
01/01/2012 to 12/31/2012	$13.95826	$14.96335	3,411,133
01/01/2013 to 12/31/2013	$14.96335	$14.19618	1,787,174
01/01/2014 to 12/31/2014	$14.19618	$14.84713	1,694,127
01/01/2015 to 12/31/2015	$14.84713	$14.71950	3,217,085
01/01/2016 to 12/31/2016	$14.71950	$15.03084	3,616,618
01/01/2017 to 12/31/2017	$15.03084	$15.36477	2,418,369

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11169	$7.12219	92,463
01/01/2009 to 12/31/2009	$7.12219	$8.84025	303,986
01/01/2010 to 12/31/2010	$8.84025	$9.85968	322,410
01/01/2011 to 12/31/2011	$9.85968	$9.60684	288,926
01/01/2012 to 12/31/2012	$9.60684	$10.69231	288,880
01/01/2013 to 12/31/2013	$10.69231	$12.18347	277,424
01/01/2014 to 12/31/2014	$12.18347	$12.69855	260,905
01/01/2015 to 12/31/2015	$12.69855	$12.31320	221,541
01/01/2016 to 12/31/2016	$12.31320	$12.69583	195,385
01/01/2017 to 12/31/2017	$12.69583	$14.55100	185,567
AST J.P. Morgan International Equity Portfolio
01/01/2008 to 12/31/2008	$11.32088	$6.50272	129,416
01/01/2009 to 12/31/2009	$6.50272	$8.65847	155,384
01/01/2010 to 12/31/2010	$8.65847	$9.09287	151,899
01/01/2011 to 12/31/2011	$9.09287	$8.09515	137,104
01/01/2012 to 12/31/2012	$8.09515	$9.67028	134,987
01/01/2013 to 12/31/2013	$9.67028	$10.93165	145,446
01/01/2014 to 12/31/2014	$10.93165	$10.03007	200,333
01/01/2015 to 12/31/2015	$10.03007	$9.55383	181,716
01/01/2016 to 12/31/2016	$9.55383	$9.54318	170,203
01/01/2017 to 12/31/2017	$9.54318	$12.12309	160,276
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2008 to 12/31/2008	$10.50173	$8.47786	881,341
01/01/2009 to 12/31/2009	$8.47786	$10.13685	1,938,181
01/01/2010 to 12/31/2010	$10.13685	$10.66025	1,964,380
01/01/2011 to 12/31/2011	$10.66025	$10.47082	1,595,962
01/01/2012 to 12/31/2012	$10.47082	$11.35999	1,683,963
01/01/2013 to 12/31/2013	$11.35999	$12.35987	1,692,987
01/01/2014 to 12/31/2014	$12.35987	$12.77152	1,535,359
01/01/2015 to 12/31/2015	$12.77152	$12.49209	1,277,556
01/01/2016 to 12/31/2016	$12.49209	$12.71153	1,135,796
01/01/2017 to 12/31/2017	$12.71153	$13.96935	1,096,672
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08372	$10.28564	0
01/01/2010 to 12/31/2010	$10.28564	$11.21966	2,278
01/01/2011 to 12/31/2011	$11.21966	$11.06744	6,036
01/01/2012 to 12/31/2012	$11.06744	$12.49182	14,264
01/01/2013 to 12/31/2013	$12.49182	$16.70815	11,100
01/01/2014 to 12/31/2014	$16.70815	$17.92857	15,320
01/01/2015 to 12/31/2015	$17.92857	$19.43668	30,134
01/01/2016 to 12/31/2016	$19.43668	$18.76816	29,217
01/01/2017 to 12/31/2017	$18.76816	$24.98207	30,006
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$11.48245	$6.33900	158,966
01/01/2009 to 12/31/2009	$6.33900	$8.06019	162,034
01/01/2010 to 12/31/2010	$8.06019	$9.45837	169,419
01/01/2011 to 12/31/2011	$9.45837	$9.18401	142,218
01/01/2012 to 12/31/2012	$9.18401	$10.10307	141,094
01/01/2013 to 12/31/2013	$10.10307	$13.52485	134,367
01/01/2014 to 12/31/2014	$13.52485	$14.65664	268,472
01/01/2015 to 12/31/2015	$14.65664	$15.80875	238,890
01/01/2016 to 12/31/2016	$15.80875	$16.35573	209,132
01/01/2017 to 12/31/2017	$16.35573	$21.31561	194,852

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Lord Abbett Core Fixed Income Portfolio
01/01/2008 to 12/31/2008	$10.86861	$8.17364	32,923
01/01/2009 to 12/31/2009	$8.17364	$10.78110	62,345
01/01/2010 to 12/31/2010	$10.78110	$11.98174	71,336
01/01/2011 to 12/31/2011	$11.98174	$12.93561	180,918
01/01/2012 to 12/31/2012	$12.93561	$13.42690	185,611
01/01/2013 to 12/31/2013	$13.42690	$12.89394	152,353
01/01/2014 to 12/31/2014	$12.89394	$13.44212	157,729
01/01/2015 to 12/31/2015	$13.44212	$13.09511	161,958
01/01/2016 to 12/31/2016	$13.09511	$13.16642	149,442
01/01/2017 to 12/31/2017	$13.16642	$13.33522	139,554
AST MFS Global Equity Portfolio
01/01/2008 to 12/31/2008	$11.87567	$7.68143	39,719
01/01/2009 to 12/31/2009	$7.68143	$9.89869	46,304
01/01/2010 to 12/31/2010	$9.89869	$10.86845	43,950
01/01/2011 to 12/31/2011	$10.86845	$10.31678	63,362
01/01/2012 to 12/31/2012	$10.31678	$12.44219	74,593
01/01/2013 to 12/31/2013	$12.44219	$15.56154	81,250
01/01/2014 to 12/31/2014	$15.56154	$15.80252	85,756
01/01/2015 to 12/31/2015	$15.80252	$15.25819	86,602
01/01/2016 to 12/31/2016	$15.25819	$16.01568	73,415
01/01/2017 to 12/31/2017	$16.01568	$19.43646	61,664
AST MFS Growth Portfolio
01/01/2008 to 12/31/2008	$11.68399	$7.29262	35,994
01/01/2009 to 12/31/2009	$7.29262	$8.88300	44,333
01/01/2010 to 12/31/2010	$8.88300	$9.81745	73,010
01/01/2011 to 12/31/2011	$9.81745	$9.56339	55,757
01/01/2012 to 12/31/2012	$9.56339	$10.97198	53,228
01/01/2013 to 12/31/2013	$10.97198	$14.69811	61,461
01/01/2014 to 12/31/2014	$14.69811	$15.65734	99,503
01/01/2015 to 12/31/2015	$15.65734	$16.45185	84,002
01/01/2016 to 12/31/2016	$16.45185	$16.43015	79,548
01/01/2017 to 12/31/2017	$16.43015	$21.04536	111,608
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99834	$10.18297	0
01/01/2013 to 12/31/2013	$10.18297	$13.42139	680
01/01/2014 to 12/31/2014	$13.42139	$14.49557	0
01/01/2015 to 12/31/2015	$14.49557	$14.10158	1,091
01/01/2016 to 12/31/2016	$14.10158	$15.67687	2,841
01/01/2017 to 12/31/2017	$15.67687	$18.02672	11,617
AST Neuberger Berman Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.02824	$10.06439	0
01/01/2012 to 12/31/2012	$10.06439	$10.34241	0
01/01/2013 to 12/31/2013	$10.34241	$9.84758	1,527
01/01/2014 to 12/31/2014	$9.84758	$10.14689	5,871
01/01/2015 to 10/16/2015	$10.14689	$10.09033	0
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$12.18878	$6.78592	79,919
01/01/2009 to 12/31/2009	$6.78592	$8.63048	83,258
01/01/2010 to 12/31/2010	$8.63048	$10.88248	98,518
01/01/2011 to 12/31/2011	$10.88248	$10.84403	84,077
01/01/2012 to 12/31/2012	$10.84403	$11.94166	79,425
01/01/2013 to 12/31/2013	$11.94166	$15.51786	76,611
01/01/2014 to 12/31/2014	$15.51786	$16.41331	73,448
01/01/2015 to 10/16/2015	$16.41331	$16.78228	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.96429	$6.17342	59,718
01/01/2009 to 12/31/2009	$6.17342	$7.41439	56,938
01/01/2010 to 12/31/2010	$7.41439	$8.73801	57,476
01/01/2011 to 04/29/2011	$8.73801	$9.78938	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.24685	$5.79762	71,201
01/01/2009 to 12/31/2009	$5.79762	$7.99019	124,978
01/01/2010 to 12/31/2010	$7.99019	$9.66466	149,323
01/01/2011 to 12/31/2011	$9.66466	$9.23545	113,194
01/01/2012 to 12/31/2012	$9.23545	$10.59983	114,457
01/01/2013 to 12/31/2013	$10.59983	$14.75031	126,604
01/01/2014 to 12/31/2014	$14.75031	$16.51376	109,986
01/01/2015 to 12/31/2015	$16.51376	$15.26987	99,780
01/01/2016 to 12/31/2016	$15.26987	$17.69168	91,823
01/01/2017 to 12/31/2017	$17.69168	$19.72777	87,657
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99834	$10.29816	78,731
01/01/2013 to 12/31/2013	$10.29816	$12.00014	81,320
01/01/2014 to 12/31/2014	$12.00014	$12.36331	74,865
01/01/2015 to 12/31/2015	$12.36331	$11.96448	73,018
01/01/2016 to 12/31/2016	$11.96448	$12.23134	68,637
01/01/2017 to 12/31/2017	$12.23134	$13.96315	59,545
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10108	$5.56466	868
01/01/2009 to 12/31/2009	$5.56466	$9.07977	76,455
01/01/2010 to 12/31/2010	$9.07977	$10.87894	147,559
01/01/2011 to 12/31/2011	$10.87894	$8.49952	116,033
01/01/2012 to 12/31/2012	$8.49952	$9.82181	81,185
01/01/2013 to 12/31/2013	$9.82181	$9.64592	74,537
01/01/2014 to 12/31/2014	$9.64592	$9.00946	66,984
01/01/2015 to 12/31/2015	$9.00946	$7.35166	61,123
01/01/2016 to 12/31/2016	$7.35166	$8.09484	60,565
01/01/2017 to 12/31/2017	$8.09484	$10.02517	73,881
AST Preservation Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$11.06941	$8.73325	1,646,436
01/01/2009 to 12/31/2009	$8.73325	$10.27253	4,619,314
01/01/2010 to 12/31/2010	$10.27253	$11.13028	4,613,315
01/01/2011 to 12/31/2011	$11.13028	$11.01569	4,303,458
01/01/2012 to 12/31/2012	$11.01569	$11.91379	4,600,016
01/01/2013 to 12/31/2013	$11.91379	$12.74983	4,434,401
01/01/2014 to 12/31/2014	$12.74983	$13.21515	3,853,539
01/01/2015 to 12/31/2015	$13.21515	$12.96826	2,900,451
01/01/2016 to 12/31/2016	$12.96826	$13.41048	2,963,318
01/01/2017 to 12/31/2017	$13.41048	$14.47305	2,752,732
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01825	$10.06428	0
01/01/2012 to 12/31/2012	$10.06428	$10.56292	8,064
01/01/2013 to 12/31/2013	$10.56292	$10.11124	14,380
01/01/2014 to 12/31/2014	$10.11124	$10.50869	26,435
01/01/2015 to 12/31/2015	$10.50869	$10.26998	29,613
01/01/2016 to 12/31/2016	$10.26998	$10.48769	26,443
01/01/2017 to 12/31/2017	$10.48769	$10.86034	37,321

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
01/01/2008 to 12/31/2008	$11.22337	$6.52045	992,417
01/01/2009 to 12/31/2009	$6.52045	$8.04911	2,930,136
01/01/2010 to 12/31/2010	$8.04911	$9.38759	2,993,576
01/01/2011 to 12/31/2011	$9.38759	$8.62754	2,121,795
01/01/2012 to 12/31/2012	$8.62754	$9.54626	2,317,792
01/01/2013 to 12/31/2013	$9.54626	$10.94724	2,290,164
01/01/2014 to 12/31/2014	$10.94724	$11.71398	2,244,588
01/01/2015 to 12/31/2015	$11.71398	$11.40838	2,947,768
01/01/2016 to 12/31/2016	$11.40838	$12.30825	2,719,146
01/01/2017 to 12/31/2017	$12.30825	$14.00322	3,690,772
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99833	$11.64780	510
01/01/2014 to 12/31/2014	$11.64780	$13.15357	3,271
01/01/2015 to 12/31/2015	$13.15357	$13.08815	3,398
01/01/2016 to 12/31/2016	$13.08815	$14.21820	2,118
01/01/2017 to 12/31/2017	$14.21820	$16.91682	0
AST QMA US Equity Alpha Portfolio
01/01/2008 to 12/31/2008	$10.70742	$6.42985	105,318
01/01/2009 to 12/31/2009	$6.42985	$7.67574	107,762
01/01/2010 to 12/31/2010	$7.67574	$8.65355	99,843
01/01/2011 to 12/31/2011	$8.65355	$8.77316	81,735
01/01/2012 to 12/31/2012	$8.77316	$10.21323	62,108
01/01/2013 to 12/31/2013	$10.21323	$13.25360	61,591
01/01/2014 to 12/31/2014	$13.25360	$15.22296	54,075
01/01/2015 to 12/31/2015	$15.22296	$15.37656	54,780
01/01/2016 to 12/31/2016	$15.37656	$17.30538	64,555
01/01/2017 to 12/31/2017	$17.30538	$20.73216	58,503
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99833	$8.87815	147
01/01/2012 to 12/31/2012	$8.87815	$9.84419	0
01/01/2013 to 12/31/2013	$9.84419	$11.80699	1,482
01/01/2014 to 12/31/2014	$11.80699	$12.32190	1,979
01/01/2015 to 12/31/2015	$12.32190	$12.09248	6,446
01/01/2016 to 12/31/2016	$12.09248	$12.59923	24,759
01/01/2017 to 12/31/2017	$12.59923	$14.59266	26,792
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08099	$7.32858	218,544
01/01/2009 to 12/31/2009	$7.32858	$8.86096	858,467
01/01/2010 to 12/31/2010	$8.86096	$9.71786	897,851
01/01/2011 to 12/31/2011	$9.71786	$9.34997	818,528
01/01/2012 to 12/31/2012	$9.34997	$10.10392	874,880
01/01/2013 to 12/31/2013	$10.10392	$11.13261	775,302
01/01/2014 to 12/31/2014	$11.13261	$11.46956	763,530
01/01/2015 to 12/31/2015	$11.46956	$11.22056	626,154
01/01/2016 to 12/31/2016	$11.22056	$11.52501	557,408
01/01/2017 to 12/31/2017	$11.52501	$13.12743	511,298

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09917	$6.68122	138,308
01/01/2009 to 12/31/2009	$6.68122	$8.30477	532,687
01/01/2010 to 12/31/2010	$8.30477	$9.30511	678,275
01/01/2011 to 12/31/2011	$9.30511	$8.90067	508,100
01/01/2012 to 12/31/2012	$8.90067	$10.10866	577,953
01/01/2013 to 12/31/2013	$10.10866	$11.69463	665,029
01/01/2014 to 12/31/2014	$11.69463	$12.08227	650,667
01/01/2015 to 12/31/2015	$12.08227	$11.77527	1,146,556
01/01/2016 to 12/31/2016	$11.77527	$12.32596	1,050,588
01/01/2017 to 04/28/2017	$12.32596	$12.80637	0
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2008 to 12/31/2008	$11.25493	$7.69891	252,783
01/01/2009 to 12/31/2009	$7.69891	$9.61241	564,588
01/01/2010 to 12/31/2010	$9.61241	$10.53198	666,716
01/01/2011 to 12/31/2011	$10.53198	$9.97185	558,660
01/01/2012 to 12/31/2012	$9.97185	$10.85949	626,779
01/01/2013 to 12/31/2013	$10.85949	$12.17376	635,324
01/01/2014 to 12/31/2014	$12.17376	$12.29141	610,902
01/01/2015 to 10/16/2015	$12.29141	$11.92067	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2008 to 12/31/2008	$10.81494	$5.92475	40,190
01/01/2009 to 12/31/2009	$5.92475	$7.70205	69,359
01/01/2010 to 12/31/2010	$7.70205	$10.00370	82,880
01/01/2011 to 12/31/2011	$10.00370	$8.51771	98,852
01/01/2012 to 12/31/2012	$8.51771	$10.02169	92,752
01/01/2013 to 12/31/2013	$10.02169	$13.82838	95,869
01/01/2014 to 12/31/2014	$13.82838	$14.22012	94,767
01/01/2015 to 12/31/2015	$14.22012	$14.12036	90,576
01/01/2016 to 12/31/2016	$14.12036	$14.90258	84,516
01/01/2017 to 12/31/2017	$14.90258	$18.64792	59,143
AST Small-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.38230	$6.61289	53,553
01/01/2009 to 12/31/2009	$6.61289	$8.67722	60,460
01/01/2010 to 12/31/2010	$8.67722	$11.59956	63,825
01/01/2011 to 12/31/2011	$11.59956	$11.25555	63,905
01/01/2012 to 12/31/2012	$11.25555	$12.37201	71,913
01/01/2013 to 12/31/2013	$12.37201	$16.38777	71,701
01/01/2014 to 12/31/2014	$16.38777	$16.67177	67,091
01/01/2015 to 12/31/2015	$16.67177	$16.46521	73,130
01/01/2016 to 12/31/2016	$16.46521	$18.08378	67,139
01/01/2017 to 12/31/2017	$18.08378	$21.95966	64,585
AST Small-Cap Value Portfolio
01/01/2008 to 12/31/2008	$9.65301	$6.64799	124,833
01/01/2009 to 12/31/2009	$6.64799	$8.27329	134,882
01/01/2010 to 12/31/2010	$8.27329	$10.21456	134,234
01/01/2011 to 12/31/2011	$10.21456	$9.41140	133,500
01/01/2012 to 12/31/2012	$9.41140	$10.89686	129,605
01/01/2013 to 12/31/2013	$10.89686	$14.67173	116,657
01/01/2014 to 12/31/2014	$14.67173	$15.13446	100,239
01/01/2015 to 12/31/2015	$15.13446	$14.19116	96,744
01/01/2016 to 12/31/2016	$14.19116	$17.96800	84,410
01/01/2017 to 12/31/2017	$17.96800	$18.90161	73,960

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$11.04690	$8.01637	729,439
01/01/2009 to 12/31/2009	$8.01637	$9.75142	1,560,710
01/01/2010 to 12/31/2010	$9.75142	$10.65781	1,608,768
01/01/2011 to 12/31/2011	$10.65781	$10.65113	1,421,578
01/01/2012 to 12/31/2012	$10.65113	$11.84541	1,699,927
01/01/2013 to 12/31/2013	$11.84541	$13.56133	1,808,404
01/01/2014 to 12/31/2014	$13.56133	$14.07021	1,791,993
01/01/2015 to 12/31/2015	$14.07021	$13.79333	2,146,518
01/01/2016 to 12/31/2016	$13.79333	$14.53656	1,984,482
01/01/2017 to 12/31/2017	$14.53656	$16.44011	1,905,950
AST T. Rowe Price Equity Income Portfolio
01/01/2008 to 12/31/2008	$10.43535	$5.94250	66,453
01/01/2009 to 12/31/2009	$5.94250	$7.20882	114,365
01/01/2010 to 12/31/2010	$7.20882	$7.99959	111,640
01/01/2011 to 12/31/2011	$7.99959	$7.71059	128,242
01/01/2012 to 12/31/2012	$7.71059	$8.85891	133,062
01/01/2013 to 12/31/2013	$8.85891	$11.25798	128,704
01/01/2014 to 12/31/2014	$11.25798	$11.85559	116,328
01/01/2015 to 10/16/2015	$11.85559	$10.95960	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$11.07338	$6.44882	143,903
01/01/2009 to 12/31/2009	$6.44882	$9.69200	172,730
01/01/2010 to 12/31/2010	$9.69200	$10.99898	189,286
01/01/2011 to 12/31/2011	$10.99898	$10.59556	190,812
01/01/2012 to 12/31/2012	$10.59556	$12.20797	201,854
01/01/2013 to 12/31/2013	$12.20797	$17.22958	233,992
01/01/2014 to 12/31/2014	$17.22958	$18.29241	201,072
01/01/2015 to 12/31/2015	$18.29241	$19.64280	223,816
01/01/2016 to 12/31/2016	$19.64280	$19.76845	212,855
01/01/2017 to 12/31/2017	$19.76845	$26.71188	115,261
AST T. Rowe Price Large-Cap Value Portfolio
formerly,AST Value Equity Portfolio
01/01/2008 to 12/31/2008	$10.89644	$6.69452	69,103
01/01/2009 to 12/31/2009	$6.69452	$7.75779	96,419
01/01/2010 to 12/31/2010	$7.75779	$8.54781	76,351
01/01/2011 to 12/31/2011	$8.54781	$8.33514	85,319
01/01/2012 to 12/31/2012	$8.33514	$9.26205	94,670
01/01/2013 to 12/31/2013	$9.26205	$12.21905	84,453
01/01/2014 to 12/31/2014	$12.21905	$12.16013	85,629
01/01/2015 to 12/31/2015	$12.16013	$11.19323	76,725
01/01/2016 to 12/31/2016	$11.19323	$11.64111	71,465
01/01/2017 to 12/31/2017	$11.64111	$13.29614	80,980
AST T. Rowe Price Natural Resources Portfolio
01/01/2008 to 12/31/2008	$13.49811	$6.61501	448,501
01/01/2009 to 12/31/2009	$6.61501	$9.68103	570,448
01/01/2010 to 12/31/2010	$9.68103	$11.42701	540,982
01/01/2011 to 12/31/2011	$11.42701	$9.52728	430,042
01/01/2012 to 12/31/2012	$9.52728	$9.67331	417,371
01/01/2013 to 12/31/2013	$9.67331	$10.93697	412,034
01/01/2014 to 12/31/2014	$10.93697	$9.82112	403,549
01/01/2015 to 12/31/2015	$9.82112	$7.77089	344,781
01/01/2016 to 12/31/2016	$7.77089	$9.48960	324,045
01/01/2017 to 12/31/2017	$9.48960	$10.25786	281,452

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2008 to 12/31/2008	$11.03673	$10.55165	155,019
01/01/2009 to 12/31/2009	$10.55165	$11.59239	154,889
01/01/2010 to 12/31/2010	$11.59239	$12.01191	102,119
01/01/2011 to 12/31/2011	$12.01191	$12.25648	87,685
01/01/2012 to 12/31/2012	$12.25648	$12.63750	82,912
01/01/2013 to 12/31/2013	$12.63750	$11.91883	77,586
01/01/2014 to 12/31/2014	$11.91883	$11.74447	72,819
01/01/2015 to 12/31/2015	$11.74447	$10.97709	70,182
01/01/2016 to 12/31/2016	$10.97709	$11.22586	58,706
01/01/2017 to 12/31/2017	$11.22586	$11.22547	56,479
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.44960	$6.33563	46,590
01/01/2009 to 12/31/2009	$6.33563	$8.62254	68,287
01/01/2010 to 12/31/2010	$8.62254	$10.44421	75,740
01/01/2011 to 12/31/2011	$10.44421	$9.88148	80,974
01/01/2012 to 12/31/2012	$9.88148	$11.46534	84,044
01/01/2013 to 12/31/2013	$11.46534	$14.87695	55,495
01/01/2014 to 12/31/2014	$14.87695	$16.76037	45,915
01/01/2015 to 12/31/2015	$16.76037	$15.33822	46,843
01/01/2016 to 12/31/2016	$15.33822	$17.13428	39,613
01/01/2017 to 12/31/2017	$17.13428	$19.90241	37,762
AST Wellington Management Hedged Equity Portfolio
01/01/2008 to 12/31/2008	$11.40714	$6.44647	727,095
01/01/2009 to 12/31/2009	$6.44647	$8.11299	709,214
01/01/2010 to 12/31/2010	$8.11299	$9.11364	665,490
01/01/2011 to 12/31/2011	$9.11364	$8.62227	578,409
01/01/2012 to 12/31/2012	$8.62227	$9.37869	533,811
01/01/2013 to 12/31/2013	$9.37869	$11.07462	607,157
01/01/2014 to 12/31/2014	$11.07462	$11.44949	742,269
01/01/2015 to 12/31/2015	$11.44949	$11.14844	622,079
01/01/2016 to 12/31/2016	$11.14844	$11.63778	599,870
01/01/2017 to 12/31/2017	$11.63778	$12.95503	575,123
AST Western Asset Core Plus Bond Portfolio
01/01/2008 to 12/31/2008	$9.97497	$9.26513	36,160
01/01/2009 to 12/31/2009	$9.26513	$10.13485	183,941
01/01/2010 to 12/31/2010	$10.13485	$10.70573	218,069
01/01/2011 to 12/31/2011	$10.70573	$11.12302	217,013
01/01/2012 to 12/31/2012	$11.12302	$11.75517	265,418
01/01/2013 to 12/31/2013	$11.75517	$11.34702	213,265
01/01/2014 to 12/31/2014	$11.34702	$11.91938	221,231
01/01/2015 to 12/31/2015	$11.91938	$11.82438	223,216
01/01/2016 to 12/31/2016	$11.82438	$12.18416	219,735
01/01/2017 to 12/31/2017	$12.18416	$12.69318	228,029
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07801	$6.62657	292,960
01/01/2009 to 12/31/2009	$6.62657	$8.44560	890,452
01/01/2010 to 12/31/2010	$8.44560	$9.12346	1,223,525
01/01/2011 to 12/31/2011	$9.12346	$8.79101	917,708
01/01/2012 to 09/21/2012	$8.79101	$9.82277	0
*Denotes the start date of these sub-accounts

PREMIER Bb SERIES
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.91282	$7.36563	142,405
01/01/2009 to 12/31/2009	$7.36563	$9.06905	85,377
01/01/2010 to 12/31/2010	$9.06905	$10.05357	99,862
01/01/2011 to 12/31/2011	$10.05357	$9.68945	172,922
01/01/2012 to 12/31/2012	$9.68945	$10.79903	187,764
01/01/2013 to 12/31/2013	$10.79903	$11.75851	169,163
01/01/2014 to 12/31/2014	$11.75851	$12.08662	230,801
01/01/2015 to 12/31/2015	$12.08662	$11.58176	286,697
01/01/2016 to 12/31/2016	$11.58176	$12.19380	296,022
01/01/2017 to 12/31/2017	$12.19380	$13.59275	280,237
AST Advanced Strategies Portfolio
01/01/2008 to 12/31/2008	$10.83452	$7.53017	0
01/01/2009 to 12/31/2009	$7.53017	$9.40896	0
01/01/2010 to 12/31/2010	$9.40896	$10.59254	0
01/01/2011 to 12/31/2011	$10.59254	$10.49952	36,272
01/01/2012 to 12/31/2012	$10.49952	$11.81435	79,091
01/01/2013 to 12/31/2013	$11.81435	$13.63409	158,790
01/01/2014 to 12/31/2014	$13.63409	$14.32368	180,239
01/01/2015 to 12/31/2015	$14.32368	$14.29579	206,753
01/01/2016 to 12/31/2016	$14.29579	$15.16031	258,359
01/01/2017 to 12/31/2017	$15.16031	$17.55127	276,330
AST American Century Income & Growth Portfolio
01/01/2008 to 12/31/2008	$10.18301	$6.57914	0
01/01/2009 to 12/31/2009	$6.57914	$7.67177	3,699
01/01/2010 to 12/31/2010	$7.67177	$8.64764	4,096
01/01/2011 to 12/31/2011	$8.64764	$8.86776	4,581
01/01/2012 to 05/04/2012	$8.86776	$9.65752	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.69051	0
01/01/2014 to 12/31/2014	$11.69051	$13.09913	0
01/01/2015 to 12/31/2015	$13.09913	$13.19338	0
01/01/2016 to 12/31/2016	$13.19338	$14.46107	0
01/01/2017 to 12/31/2017	$14.46107	$17.48760	0
AST Balanced Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.86097	$7.66698	166,425
01/01/2009 to 12/31/2009	$7.66698	$9.35958	160,708
01/01/2010 to 12/31/2010	$9.35958	$10.40804	226,307
01/01/2011 to 12/31/2011	$10.40804	$10.17985	366,569
01/01/2012 to 12/31/2012	$10.17985	$11.33645	524,542
01/01/2013 to 12/31/2013	$11.33645	$13.20498	566,259
01/01/2014 to 12/31/2014	$13.20498	$13.92690	843,587
01/01/2015 to 12/31/2015	$13.92690	$13.85466	1,049,212
01/01/2016 to 12/31/2016	$13.85466	$14.58164	1,373,384
01/01/2017 to 12/31/2017	$14.58164	$16.58958	1,583,679

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99918	$9.20827	0
01/01/2012 to 12/31/2012	$9.20827	$10.20156	0
01/01/2013 to 12/31/2013	$10.20156	$11.19672	0
01/01/2014 to 12/31/2014	$11.19672	$11.62858	0
01/01/2015 to 12/31/2015	$11.62858	$11.16796	0
01/01/2016 to 12/31/2016	$11.16796	$11.82721	0
01/01/2017 to 12/31/2017	$11.82721	$13.18731	0
AST BlackRock iShares ETF Portfolio
04/29/2013* to 12/31/2013	$9.99918	$10.54820	0
01/01/2014 to 12/31/2014	$10.54820	$10.81738	0
01/01/2015 to 12/31/2015	$10.81738	$10.73944	0
01/01/2016 to 12/31/2016	$10.73944	$11.30823	0
01/01/2017 to 04/28/2017	$11.30823	$11.73641	0
AST BlackRock Low Duration Bond Portfolio
01/01/2008 to 12/31/2008	$10.47408	$10.48603	6,071
01/01/2009 to 12/31/2009	$10.48603	$11.44430	46,373
01/01/2010 to 12/31/2010	$11.44430	$11.77276	96,945
01/01/2011 to 12/31/2011	$11.77276	$11.91843	101,716
01/01/2012 to 12/31/2012	$11.91843	$12.35443	57,567
01/01/2013 to 12/31/2013	$12.35443	$11.96593	61,513
01/01/2014 to 12/31/2014	$11.96593	$11.83586	56,087
01/01/2015 to 12/31/2015	$11.83586	$11.77554	95,573
01/01/2016 to 12/31/2016	$11.77554	$11.85025	101,282
01/01/2017 to 12/31/2017	$11.85025	$11.93304	177,391
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2008 to 12/31/2008	$10.56075	$10.21988	1,836
01/01/2009 to 12/31/2009	$10.21988	$11.79093	23,401
01/01/2010 to 12/31/2010	$11.79093	$12.57524	35,839
01/01/2011 to 12/31/2011	$12.57524	$12.84647	42,310
01/01/2012 to 12/31/2012	$12.84647	$13.90489	141,041
01/01/2013 to 12/31/2013	$13.90489	$13.51422	157,940
01/01/2014 to 12/31/2014	$13.51422	$13.94662	156,494
01/01/2015 to 12/31/2015	$13.94662	$13.51743	159,560
01/01/2016 to 12/31/2016	$13.51743	$13.94960	163,286
01/01/2017 to 12/31/2017	$13.94960	$14.41424	156,940
AST Boston Partners Large-Cap Value Portfolio
11/16/2009* to 12/31/2009	$10.14595	$10.30944	0
01/01/2010 to 12/31/2010	$10.30944	$11.60815	678
01/01/2011 to 12/31/2011	$11.60815	$10.81845	1,493
01/01/2012 to 12/31/2012	$10.81845	$12.12874	1,675
01/01/2013 to 12/31/2013	$12.12874	$15.78294	5,326
01/01/2014 to 12/31/2014	$15.78294	$17.23085	6,482
01/01/2015 to 12/31/2015	$17.23085	$16.24741	11,612
01/01/2016 to 12/31/2016	$16.24741	$18.29792	21,508
01/01/2017 to 04/28/2017	$18.29792	$18.99761	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$11.01224	$7.09376	47,327
01/01/2009 to 12/31/2009	$7.09376	$8.80257	75,060
01/01/2010 to 12/31/2010	$8.80257	$9.88109	85,112
01/01/2011 to 12/31/2011	$9.88109	$9.54594	115,629
01/01/2012 to 12/31/2012	$9.54594	$10.74833	85,759
01/01/2013 to 12/31/2013	$10.74833	$13.05551	147,135
01/01/2014 to 12/31/2014	$13.05551	$13.83039	261,580
01/01/2015 to 12/31/2015	$13.83039	$13.76649	412,131
01/01/2016 to 12/31/2016	$13.76649	$14.56220	531,059
01/01/2017 to 12/31/2017	$14.56220	$16.99771	642,736
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99918	$11.72984	0
01/01/2014 to 12/31/2014	$11.72984	$13.19431	0
01/01/2015 to 12/31/2015	$13.19431	$12.59712	0
01/01/2016 to 12/31/2016	$12.59712	$14.33024	0
01/01/2017 to 12/31/2017	$14.33024	$16.79984	0
AST Cohen & Steers Realty Portfolio
01/01/2008 to 12/31/2008	$7.81223	$5.02371	2,463
01/01/2009 to 12/31/2009	$5.02371	$6.56219	2,370
01/01/2010 to 12/31/2010	$6.56219	$8.36127	3,255
01/01/2011 to 12/31/2011	$8.36127	$8.82419	4,845
01/01/2012 to 12/31/2012	$8.82419	$10.07765	33,808
01/01/2013 to 12/31/2013	$10.07765	$10.29050	28,693
01/01/2014 to 12/31/2014	$10.29050	$13.33818	33,765
01/01/2015 to 12/31/2015	$13.33818	$13.84584	49,429
01/01/2016 to 12/31/2016	$13.84584	$14.36896	61,695
01/01/2017 to 12/31/2017	$14.36896	$15.11555	58,323
AST DeAm Small-Cap Value Portfolio
01/01/2008 to 07/18/2008	$8.33201	$7.66199	0
AST Defensive Asset Allocation Portfolio
04/29/2013* to 12/31/2013	$9.99918	$9.73366	0
01/01/2014 to 12/31/2014	$9.73366	$10.12900	0
01/01/2015 to 12/31/2015	$10.12900	$10.01891	0
01/01/2016 to 12/31/2016	$10.01891	$10.37307	0
01/01/2017 to 04/28/2017	$10.37307	$10.61142	0
AST FI Pyramis® Asset Allocation Portfolio
05/01/2008* to 12/31/2008	$10.10379	$7.54057	0
01/01/2009 to 12/31/2009	$7.54057	$9.05097	0
01/01/2010 to 12/31/2010	$9.05097	$10.15522	0
01/01/2011 to 12/31/2011	$10.15522	$9.80622	17,951
01/01/2012 to 12/31/2012	$9.80622	$11.03284	39,447
01/01/2013 to 12/31/2013	$11.03284	$13.02361	48,832
01/01/2014 to 12/31/2014	$13.02361	$13.63207	78,552
01/01/2015 to 10/16/2015	$13.63207	$13.67052	0
AST FI Pyramis® Quantitative Portfolio
01/01/2008 to 12/31/2008	$10.77036	$6.98618	42,388
01/01/2009 to 12/31/2009	$6.98618	$8.56682	35,985
01/01/2010 to 12/31/2010	$8.56682	$9.70021	34,782
01/01/2011 to 12/31/2011	$9.70021	$9.45972	70,843
01/01/2012 to 12/31/2012	$9.45972	$10.36217	125,844
01/01/2013 to 12/31/2013	$10.36217	$11.77393	141,532
01/01/2014 to 12/31/2014	$11.77393	$12.02477	146,745
01/01/2015 to 12/31/2015	$12.02477	$12.02372	175,869
01/01/2016 to 12/31/2016	$12.02372	$12.41117	191,548
01/01/2017 to 12/31/2017	$12.41117	$14.31272	207,742

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Focus Four Plus Portfolio
07/21/2008* to 12/31/2008	$9.99918	$7.49594	5,059
01/01/2009 to 11/13/2009	$7.49594	$8.43273	0
AST Franklin Templeton Founding Funds Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.79695	47,791
01/01/2013 to 12/31/2013	$10.79695	$13.30615	44,057
01/01/2014 to 12/31/2014	$13.30615	$13.59311	39,882
01/01/2015 to 10/16/2015	$13.59311	$13.09384	0
AST Franklin Templeton Founding Funds Plus Portfolio
04/29/2013* to 12/31/2013	$9.99918	$10.86599	0
01/01/2014 to 12/31/2014	$10.86599	$11.03376	0
01/01/2015 to 10/16/2015	$11.03376	$10.58791	0
AST Global Real Estate Portfolio
07/21/2008* to 12/31/2008	$10.17586	$6.13224	0
01/01/2009 to 12/31/2009	$6.13224	$8.20276	146
01/01/2010 to 12/31/2010	$8.20276	$9.76197	137
01/01/2011 to 12/31/2011	$9.76197	$9.17833	541
01/01/2012 to 12/31/2012	$9.17833	$11.52315	1,910
01/01/2013 to 12/31/2013	$11.52315	$11.90508	5,835
01/01/2014 to 12/31/2014	$11.90508	$13.42844	9,633
01/01/2015 to 12/31/2015	$13.42844	$13.28358	9,943
01/01/2016 to 12/31/2016	$13.28358	$13.26990	23,866
01/01/2017 to 12/31/2017	$13.26990	$14.56915	23,573
AST Goldman Sachs Concentrated Growth Portfolio
01/01/2008 to 12/31/2008	$11.53628	$6.82244	4,600
01/01/2009 to 12/31/2009	$6.82244	$10.09167	4,428
01/01/2010 to 12/31/2010	$10.09167	$11.01965	5,277
01/01/2011 to 12/31/2011	$11.01965	$10.47885	6,194
01/01/2012 to 12/31/2012	$10.47885	$12.42563	13,645
01/01/2013 to 12/31/2013	$12.42563	$15.96125	24,620
01/01/2014 to 02/07/2014	$15.96125	$15.71317	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.62005	$6.23634	0
01/01/2009 to 12/31/2009	$6.23634	$7.35950	6,458
01/01/2010 to 12/31/2010	$7.35950	$8.22556	5,948
01/01/2011 to 12/31/2011	$8.22556	$7.69478	7,670
01/01/2012 to 12/31/2012	$7.69478	$9.11684	17,500
01/01/2013 to 12/31/2013	$9.11684	$12.05440	27,352
01/01/2014 to 12/31/2014	$12.05440	$13.50241	43,345
01/01/2015 to 12/31/2015	$13.50241	$12.75099	179,262
01/01/2016 to 12/31/2016	$12.75099	$14.08203	149,738
01/01/2017 to 12/31/2017	$14.08203	$15.30187	181,023
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$11.48986	$6.73541	0
01/01/2009 to 12/31/2009	$6.73541	$10.47635	231
01/01/2010 to 12/31/2010	$10.47635	$12.42903	782
01/01/2011 to 12/31/2011	$12.42903	$11.93976	1,490
01/01/2012 to 12/31/2012	$11.93976	$14.14015	10,307
01/01/2013 to 12/31/2013	$14.14015	$18.50694	16,778
01/01/2014 to 12/31/2014	$18.50694	$20.43596	21,586
01/01/2015 to 12/31/2015	$20.43596	$19.08331	59,327
01/01/2016 to 12/31/2016	$19.08331	$19.20543	63,514
01/01/2017 to 12/31/2017	$19.20543	$24.16719	79,947

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
05/01/2008* to 12/31/2008	$10.08946	$7.64998	744
01/01/2009 to 12/31/2009	$7.64998	$9.34543	2,369
01/01/2010 to 12/31/2010	$9.34543	$10.32606	7,551
01/01/2011 to 12/31/2011	$10.32606	$10.17206	13,151
01/01/2012 to 12/31/2012	$10.17206	$11.09154	67,208
01/01/2013 to 12/31/2013	$11.09154	$12.06017	27,028
01/01/2014 to 12/31/2014	$12.06017	$12.42331	62,516
01/01/2015 to 12/31/2015	$12.42331	$12.18843	73,646
01/01/2016 to 12/31/2016	$12.18843	$12.70214	98,929
01/01/2017 to 12/31/2017	$12.70214	$14.12146	96,526
AST Goldman Sachs Small-Cap Value Portfolio
07/21/2008* to 12/31/2008	$10.03407	$7.66279	431
01/01/2009 to 12/31/2009	$7.66279	$9.62383	517
01/01/2010 to 12/31/2010	$9.62383	$12.07909	1,114
01/01/2011 to 12/31/2011	$12.07909	$12.11532	1,906
01/01/2012 to 12/31/2012	$12.11532	$13.87726	4,328
01/01/2013 to 12/31/2013	$13.87726	$19.07270	10,593
01/01/2014 to 12/31/2014	$19.07270	$20.24314	14,911
01/01/2015 to 12/31/2015	$20.24314	$18.94153	28,415
01/01/2016 to 12/31/2016	$18.94153	$23.31383	35,607
01/01/2017 to 12/31/2017	$23.31383	$25.89693	38,501
AST Government Money Market Portfolio
01/01/2008 to 12/31/2008	$10.29973	$10.45357	10,390
01/01/2009 to 12/31/2009	$10.45357	$10.37528	8,118
01/01/2010 to 12/31/2010	$10.37528	$10.27485	23,603
01/01/2011 to 12/31/2011	$10.27485	$10.17598	28,226
01/01/2012 to 12/31/2012	$10.17598	$10.07626	137,020
01/01/2013 to 12/31/2013	$10.07626	$9.97714	122,291
01/01/2014 to 12/31/2014	$9.97714	$9.87852	250,708
01/01/2015 to 12/31/2015	$9.87852	$9.78032	270,947
01/01/2016 to 12/31/2016	$9.78032	$9.68399	281,767
01/01/2017 to 12/31/2017	$9.68399	$9.62117	396,090
AST High Yield Portfolio
01/01/2008 to 12/31/2008	$9.96607	$7.34697	0
01/01/2009 to 12/31/2009	$7.34697	$9.86035	3,032
01/01/2010 to 12/31/2010	$9.86035	$11.08074	18,004
01/01/2011 to 12/31/2011	$11.08074	$11.31919	24,364
01/01/2012 to 12/31/2012	$11.31919	$12.76194	53,227
01/01/2013 to 12/31/2013	$12.76194	$13.54280	47,007
01/01/2014 to 12/31/2014	$13.54280	$13.75166	62,152
01/01/2015 to 12/31/2015	$13.75166	$13.13027	80,541
01/01/2016 to 12/31/2016	$13.13027	$15.00201	109,170
01/01/2017 to 12/31/2017	$15.00201	$15.96360	109,039
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2008 to 12/31/2008	$9.84473	$5.70314	0
01/01/2009 to 12/31/2009	$5.70314	$6.74404	0
01/01/2010 to 12/31/2010	$6.74404	$7.55590	197
01/01/2011 to 12/31/2011	$7.55590	$7.16817	1,094
01/01/2012 to 12/31/2012	$7.16817	$8.29561	14,852
01/01/2013 to 12/31/2013	$8.29561	$11.48738	31,898
01/01/2014 to 12/31/2014	$11.48738	$12.93708	42,358
01/01/2015 to 12/31/2015	$12.93708	$11.80525	49,990
01/01/2016 to 12/31/2016	$11.80525	$14.01298	61,709
01/01/2017 to 12/31/2017	$14.01298	$16.53743	85,467

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2008 to 12/31/2008	$12.05201	$5.93863	0
01/01/2009 to 12/31/2009	$5.93863	$7.95483	448
01/01/2010 to 12/31/2010	$7.95483	$9.01789	458
01/01/2011 to 12/31/2011	$9.01789	$7.77483	437
01/01/2012 to 12/31/2012	$7.77483	$9.26557	8,321
01/01/2013 to 12/31/2013	$9.26557	$10.92201	15,690
01/01/2014 to 12/31/2014	$10.92201	$10.21646	15,533
01/01/2015 to 12/31/2015	$10.21646	$10.43383	19,369
01/01/2016 to 12/31/2016	$10.43383	$9.94030	16,568
01/01/2017 to 12/31/2017	$9.94030	$13.32866	20,148
AST International Value Portfolio
01/01/2008 to 12/31/2008	$11.65068	$6.45950	0
01/01/2009 to 12/31/2009	$6.45950	$8.34615	0
01/01/2010 to 12/31/2010	$8.34615	$9.17929	607
01/01/2011 to 12/31/2011	$9.17929	$7.94794	1,773
01/01/2012 to 12/31/2012	$7.94794	$9.18156	3,131
01/01/2013 to 12/31/2013	$9.18156	$10.86035	7,431
01/01/2014 to 12/31/2014	$10.86035	$10.03208	9,404
01/01/2015 to 12/31/2015	$10.03208	$10.01389	11,194
01/01/2016 to 12/31/2016	$10.01389	$9.97240	10,720
01/01/2017 to 12/31/2017	$9.97240	$12.12628	12,615
AST J.P. Morgan Global Thematic Portfolio
05/01/2008* to 12/31/2008	$10.11197	$7.17178	0
01/01/2009 to 12/31/2009	$7.17178	$8.99427	0
01/01/2010 to 12/31/2010	$8.99427	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	1,208
01/01/2012 to 12/31/2012	$9.97825	$11.22134	27,647
01/01/2013 to 12/31/2013	$11.22134	$12.91910	27,963
01/01/2014 to 12/31/2014	$12.91910	$13.60521	34,332
01/01/2015 to 12/31/2015	$13.60521	$13.32949	53,555
01/01/2016 to 12/31/2016	$13.32949	$13.88622	58,208
01/01/2017 to 12/31/2017	$13.88622	$16.08024	65,148
AST J.P. Morgan International Equity Portfolio
01/01/2008 to 12/31/2008	$10.97941	$6.37232	7,415
01/01/2009 to 12/31/2009	$6.37232	$8.57302	10,158
01/01/2010 to 12/31/2010	$8.57302	$9.09678	10,379
01/01/2011 to 12/31/2011	$9.09678	$8.18270	11,011
01/01/2012 to 12/31/2012	$8.18270	$9.87658	14,182
01/01/2013 to 12/31/2013	$9.87658	$11.28094	28,745
01/01/2014 to 12/31/2014	$11.28094	$10.45830	71,525
01/01/2015 to 12/31/2015	$10.45830	$10.06541	106,352
01/01/2016 to 12/31/2016	$10.06541	$10.15840	111,320
01/01/2017 to 12/31/2017	$10.15840	$13.03844	128,328
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2008 to 12/31/2008	$10.17383	$8.29858	10,258
01/01/2009 to 12/31/2009	$8.29858	$10.02568	41,174
01/01/2010 to 12/31/2010	$10.02568	$10.65289	41,076
01/01/2011 to 12/31/2011	$10.65289	$10.57215	44,156
01/01/2012 to 12/31/2012	$10.57215	$11.58947	68,595
01/01/2013 to 12/31/2013	$11.58947	$12.74066	67,156
01/01/2014 to 12/31/2014	$12.74066	$13.30181	88,614
01/01/2015 to 12/31/2015	$13.30181	$13.14611	89,830
01/01/2016 to 12/31/2016	$13.14611	$13.51574	125,636
01/01/2017 to 12/31/2017	$13.51574	$15.00708	141,975

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08457	$10.29963	0
01/01/2010 to 12/31/2010	$10.29963	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	518
01/01/2013 to 12/31/2013	$12.90295	$17.43738	5,435
01/01/2014 to 12/31/2014	$17.43738	$18.90555	8,490
01/01/2015 to 12/31/2015	$18.90555	$20.70893	10,511
01/01/2016 to 12/31/2016	$20.70893	$20.20390	10,182
01/01/2017 to 12/31/2017	$20.20390	$27.17167	14,178
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$11.47337	$6.40005	0
01/01/2009 to 12/31/2009	$6.40005	$8.22241	6,687
01/01/2010 to 12/31/2010	$8.22241	$9.74903	6,413
01/01/2011 to 12/31/2011	$9.74903	$9.56442	5,154
01/01/2012 to 12/31/2012	$9.56442	$10.63120	48,310
01/01/2013 to 12/31/2013	$10.63120	$14.37959	35,153
01/01/2014 to 12/31/2014	$14.37959	$15.74482	73,599
01/01/2015 to 12/31/2015	$15.74482	$17.15902	82,680
01/01/2016 to 12/31/2016	$17.15902	$17.93663	79,915
01/01/2017 to 12/31/2017	$17.93663	$23.61802	104,767
AST Lord Abbett Core Fixed Income Portfolio
01/01/2008 to 12/31/2008	$10.32185	$7.84324	0
01/01/2009 to 12/31/2009	$7.84324	$10.45274	5,287
01/01/2010 to 12/31/2010	$10.45274	$11.73757	4,794
01/01/2011 to 12/31/2011	$11.73757	$12.80336	8,496
01/01/2012 to 12/31/2012	$12.80336	$13.42818	77,961
01/01/2013 to 12/31/2013	$13.42818	$13.02931	83,091
01/01/2014 to 12/31/2014	$13.02931	$13.72449	85,991
01/01/2015 to 12/31/2015	$13.72449	$13.50922	137,056
01/01/2016 to 12/31/2016	$13.50922	$13.72373	141,343
01/01/2017 to 12/31/2017	$13.72373	$14.04374	174,523
AST MFS Global Equity Portfolio
01/01/2008 to 12/31/2008	$10.95164	$7.15759	1,243
01/01/2009 to 12/31/2009	$7.15759	$9.31966	15,605
01/01/2010 to 12/31/2010	$9.31966	$10.33903	12,339
01/01/2011 to 12/31/2011	$10.33903	$9.91614	18,473
01/01/2012 to 12/31/2012	$9.91614	$12.08368	28,565
01/01/2013 to 12/31/2013	$12.08368	$15.27018	35,474
01/01/2014 to 12/31/2014	$15.27018	$15.66783	48,968
01/01/2015 to 12/31/2015	$15.66783	$15.28549	63,770
01/01/2016 to 12/31/2016	$15.28549	$16.21071	73,574
01/01/2017 to 12/31/2017	$16.21071	$19.87703	102,439
AST MFS Growth Portfolio
01/01/2008 to 12/31/2008	$11.59267	$7.31108	440
01/01/2009 to 12/31/2009	$7.31108	$8.99798	3,010
01/01/2010 to 12/31/2010	$8.99798	$10.04775	2,559
01/01/2011 to 12/31/2011	$10.04775	$9.88927	3,386
01/01/2012 to 12/31/2012	$9.88927	$11.46400	5,224
01/01/2013 to 12/31/2013	$11.46400	$15.51686	16,702
01/01/2014 to 12/31/2014	$15.51686	$16.70138	32,940
01/01/2015 to 12/31/2015	$16.70138	$17.73141	52,858
01/01/2016 to 12/31/2016	$17.73141	$17.89169	66,755
01/01/2017 to 12/31/2017	$17.89169	$23.15489	77,695

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99918	$10.22213	0
01/01/2013 to 12/31/2013	$10.22213	$13.61300	0
01/01/2014 to 12/31/2014	$13.61300	$14.85534	0
01/01/2015 to 12/31/2015	$14.85534	$14.60187	0
01/01/2016 to 12/31/2016	$14.60187	$16.40135	0
01/01/2017 to 12/31/2017	$16.40135	$19.05506	0
AST Neuberger Berman Mid-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$11.82260	$6.65075	0
01/01/2009 to 12/31/2009	$6.65075	$8.54648	0
01/01/2010 to 12/31/2010	$8.54648	$10.88845	0
01/01/2011 to 12/31/2011	$10.88845	$10.96268	424
01/01/2012 to 12/31/2012	$10.96268	$12.19821	16,652
01/01/2013 to 12/31/2013	$12.19821	$16.01598	17,613
01/01/2014 to 12/31/2014	$16.01598	$17.11635	24,756
01/01/2015 to 10/16/2015	$17.11635	$17.64502	0
AST Neuberger Berman Small-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$11.75209	$6.68601	0
01/01/2009 to 12/31/2009	$6.68601	$8.11354	149
01/01/2010 to 12/31/2010	$8.11354	$9.66127	139
01/01/2011 to 04/29/2011	$9.66127	$10.86028	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.25701	$5.86395	1,930
01/01/2009 to 12/31/2009	$5.86395	$8.16575	10,813
01/01/2010 to 12/31/2010	$8.16575	$9.97960	10,171
01/01/2011 to 12/31/2011	$9.97960	$9.63540	10,393
01/01/2012 to 12/31/2012	$9.63540	$11.17393	15,841
01/01/2013 to 12/31/2013	$11.17393	$15.71072	36,628
01/01/2014 to 12/31/2014	$15.71072	$17.77178	44,348
01/01/2015 to 12/31/2015	$17.77178	$16.60400	54,248
01/01/2016 to 12/31/2016	$16.60400	$19.43671	60,770
01/01/2017 to 12/31/2017	$19.43671	$21.89837	74,157
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	16,117
01/01/2013 to 12/31/2013	$10.37057	$12.20998	8,126
01/01/2014 to 12/31/2014	$12.20998	$12.71038	13,083
01/01/2015 to 12/31/2015	$12.71038	$12.42824	15,806
01/01/2016 to 12/31/2016	$12.42824	$12.83725	25,969
01/01/2017 to 12/31/2017	$12.83725	$14.80668	26,954
AST Parametric Emerging Markets Equity Portfolio
07/21/2008* to 12/31/2008	$10.10192	$5.59093	0
01/01/2009 to 12/31/2009	$5.59093	$9.21761	129
01/01/2010 to 12/31/2010	$9.21761	$11.15868	125
01/01/2011 to 12/31/2011	$11.15868	$8.80869	2,616
01/01/2012 to 12/31/2012	$8.80869	$10.28504	3,295
01/01/2013 to 12/31/2013	$10.28504	$10.20593	18,822
01/01/2014 to 12/31/2014	$10.20593	$9.63174	22,153
01/01/2015 to 12/31/2015	$9.63174	$7.94129	23,602
01/01/2016 to 12/31/2016	$7.94129	$8.83470	26,731
01/01/2017 to 12/31/2017	$8.83470	$11.05480	36,278

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.75670	$8.57497	34,793
01/01/2009 to 12/31/2009	$8.57497	$10.19125	87,454
01/01/2010 to 12/31/2010	$10.19125	$11.15697	108,923
01/01/2011 to 12/31/2011	$11.15697	$11.15675	207,615
01/01/2012 to 12/31/2012	$11.15675	$12.19226	449,309
01/01/2013 to 12/31/2013	$12.19226	$13.18351	433,397
01/01/2014 to 12/31/2014	$13.18351	$13.80684	626,045
01/01/2015 to 12/31/2015	$13.80684	$13.68969	718,355
01/01/2016 to 12/31/2016	$13.68969	$14.30327	825,544
01/01/2017 to 12/31/2017	$14.30327	$15.59655	983,931
AST Prudential Growth Allocation Portfolio
01/01/2008 to 12/31/2008	$11.19117	$6.56949	393
01/01/2009 to 12/31/2009	$6.56949	$8.19394	29,491
01/01/2010 to 12/31/2010	$8.19394	$9.65573	34,201
01/01/2011 to 12/31/2011	$9.65573	$8.96603	49,820
01/01/2012 to 12/31/2012	$8.96603	$10.02421	61,112
01/01/2013 to 12/31/2013	$10.02421	$11.61472	94,352
01/01/2014 to 12/31/2014	$11.61472	$12.55744	195,413
01/01/2015 to 12/31/2015	$12.55744	$12.35696	264,830
01/01/2016 to 12/31/2016	$12.35696	$13.46983	281,928
01/01/2017 to 12/31/2017	$13.46983	$15.48350	579,941
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.73020	0
01/01/2014 to 12/31/2014	$11.73020	$13.38423	0
01/01/2015 to 12/31/2015	$13.38423	$13.45615	0
01/01/2016 to 12/31/2016	$13.45615	$14.76943	0
01/01/2017 to 12/31/2017	$14.76943	$17.75463	0
AST QMA US Equity Alpha Portfolio
01/01/2008 to 12/31/2008	$10.37151	$6.29304	0
01/01/2009 to 12/31/2009	$6.29304	$7.59041	0
01/01/2010 to 12/31/2010	$7.59041	$8.64622	0
01/01/2011 to 12/31/2011	$8.64622	$8.85664	491
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,912
01/01/2013 to 12/31/2013	$10.41779	$13.65949	8,717
01/01/2014 to 12/31/2014	$13.65949	$15.85219	20,322
01/01/2015 to 12/31/2015	$15.85219	$16.17865	28,273
01/01/2016 to 12/31/2016	$16.17865	$18.39686	44,915
01/01/2017 to 12/31/2017	$18.39686	$22.26804	47,201
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	21,087
01/01/2013 to 12/31/2013	$10.01604	$12.13798	25,309
01/01/2014 to 12/31/2014	$12.13798	$12.79898	15,325
01/01/2015 to 12/31/2015	$12.79898	$12.69136	93,053
01/01/2016 to 12/31/2016	$12.69136	$13.36031	201,968
01/01/2017 to 12/31/2017	$13.36031	$15.63441	221,992

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST RCM World Trends Portfolio
05/01/2008* to 12/31/2008	$10.08128	$7.37971	0
01/01/2009 to 12/31/2009	$7.37971	$9.01552	0
01/01/2010 to 12/31/2010	$9.01552	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	5,942
01/01/2012 to 12/31/2012	$9.71160	$10.60403	50,477
01/01/2013 to 12/31/2013	$10.60403	$11.80510	62,149
01/01/2014 to 12/31/2014	$11.80510	$12.28896	69,809
01/01/2015 to 12/31/2015	$12.28896	$12.14719	72,169
01/01/2016 to 12/31/2016	$12.14719	$12.60617	100,956
01/01/2017 to 12/31/2017	$12.60617	$14.50774	139,717
AST Schroders Global Tactical Portfolio
05/01/2008* to 12/31/2008	$10.09946	$6.72784	0
01/01/2009 to 12/31/2009	$6.72784	$8.44981	0
01/01/2010 to 12/31/2010	$8.44981	$9.56609	0
01/01/2011 to 12/31/2011	$9.56609	$9.24529	24,558
01/01/2012 to 12/31/2012	$9.24529	$10.60940	48,336
01/01/2013 to 12/31/2013	$10.60940	$12.40140	76,556
01/01/2014 to 12/31/2014	$12.40140	$12.94564	113,063
01/01/2015 to 12/31/2015	$12.94564	$12.74795	213,951
01/01/2016 to 12/31/2016	$12.74795	$13.48246	210,038
01/01/2017 to 04/28/2017	$13.48246	$14.05525	0
AST Schroders Multi-Asset World Strategies Portfolio
01/01/2008 to 12/31/2008	$10.87140	$7.51399	1,359
01/01/2009 to 12/31/2009	$7.51399	$9.47895	9,547
01/01/2010 to 12/31/2010	$9.47895	$10.49368	18,919
01/01/2011 to 12/31/2011	$10.49368	$10.03860	22,204
01/01/2012 to 12/31/2012	$10.03860	$11.04609	46,234
01/01/2013 to 12/31/2013	$11.04609	$12.51162	60,754
01/01/2014 to 12/31/2014	$12.51162	$12.76388	78,261
01/01/2015 to 10/16/2015	$12.76388	$12.48069	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2008 to 12/31/2008	$10.91958	$6.04442	0
01/01/2009 to 12/31/2009	$6.04442	$7.93932	3,166
01/01/2010 to 12/31/2010	$7.93932	$10.41905	2,949
01/01/2011 to 12/31/2011	$10.41905	$8.96343	2,264
01/01/2012 to 12/31/2012	$8.96343	$10.65604	9,161
01/01/2013 to 12/31/2013	$10.65604	$14.85632	15,705
01/01/2014 to 12/31/2014	$14.85632	$15.43593	19,852
01/01/2015 to 12/31/2015	$15.43593	$15.48715	29,778
01/01/2016 to 12/31/2016	$15.48715	$16.51462	32,216
01/01/2017 to 12/31/2017	$16.51462	$20.87920	46,248
AST Small-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.46802	$6.73693	0
01/01/2009 to 12/31/2009	$6.73693	$8.93194	0
01/01/2010 to 12/31/2010	$8.93194	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	819
01/01/2012 to 12/31/2012	$11.82778	$13.13644	5,376
01/01/2013 to 12/31/2013	$13.13644	$17.58113	12,287
01/01/2014 to 12/31/2014	$17.58113	$18.07191	13,769
01/01/2015 to 12/31/2015	$18.07191	$18.03357	12,680
01/01/2016 to 12/31/2016	$18.03357	$20.01168	20,627
01/01/2017 to 12/31/2017	$20.01168	$24.55270	24,216

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2008 to 12/31/2008	$9.43656	$6.56669	0
01/01/2009 to 12/31/2009	$6.56669	$8.25723	0
01/01/2010 to 12/31/2010	$8.25723	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	680
01/01/2012 to 12/31/2012	$9.58913	$11.21832	7,416
01/01/2013 to 12/31/2013	$11.21832	$15.26149	17,249
01/01/2014 to 12/31/2014	$15.26149	$15.90635	18,760
01/01/2015 to 12/31/2015	$15.90635	$15.07015	20,694
01/01/2016 to 12/31/2016	$15.07015	$19.27868	20,881
01/01/2017 to 12/31/2017	$19.27868	$20.49063	31,112
AST T. Rowe Price Asset Allocation Portfolio
01/01/2008 to 12/31/2008	$10.57860	$7.75653	39,334
01/01/2009 to 12/31/2009	$7.75653	$9.53361	42,393
01/01/2010 to 12/31/2010	$9.53361	$10.52807	33,991
01/01/2011 to 12/31/2011	$10.52807	$10.63067	60,944
01/01/2012 to 12/31/2012	$10.63067	$11.94592	170,982
01/01/2013 to 12/31/2013	$11.94592	$13.81861	463,674
01/01/2014 to 12/31/2014	$13.81861	$14.48626	626,426
01/01/2015 to 12/31/2015	$14.48626	$14.34890	810,547
01/01/2016 to 12/31/2016	$14.34890	$15.27883	843,845
01/01/2017 to 12/31/2017	$15.27883	$17.45860	944,414
AST T. Rowe Price Equity Income Portfolio
01/01/2008 to 12/31/2008	$9.82815	$5.65507	5,921
01/01/2009 to 12/31/2009	$5.65507	$6.93144	5,658
01/01/2010 to 12/31/2010	$6.93144	$7.77169	5,028
01/01/2011 to 12/31/2011	$7.77169	$7.56873	6,045
01/01/2012 to 12/31/2012	$7.56873	$8.78643	21,212
01/01/2013 to 12/31/2013	$8.78643	$11.28190	43,112
01/01/2014 to 12/31/2014	$11.28190	$12.00433	101,261
01/01/2015 to 10/16/2015	$12.00433	$11.18850	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2008 to 12/31/2008	$10.93976	$6.43744	1,333
01/01/2009 to 12/31/2009	$6.43744	$9.77555	3,241
01/01/2010 to 12/31/2010	$9.77555	$11.20897	3,920
01/01/2011 to 12/31/2011	$11.20897	$10.91000	4,699
01/01/2012 to 12/31/2012	$10.91000	$12.70117	19,767
01/01/2013 to 12/31/2013	$12.70117	$18.11188	40,364
01/01/2014 to 12/31/2014	$18.11188	$19.42910	54,961
01/01/2015 to 12/31/2015	$19.42910	$21.08029	51,404
01/01/2016 to 12/31/2016	$21.08029	$21.43515	65,202
01/01/2017 to 12/31/2017	$21.43515	$29.26401	69,075
AST T. Rowe Price Large-Cap Value Portfolio
formerly,AST Value Equity Portfolio
01/01/2008 to 12/31/2008	$10.19617	$6.32963	0
01/01/2009 to 12/31/2009	$6.32963	$7.41124	0
01/01/2010 to 12/31/2010	$7.41124	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	4,250
01/01/2012 to 12/31/2012	$8.12903	$9.12709	14,114
01/01/2013 to 12/31/2013	$9.12709	$12.16608	25,451
01/01/2014 to 12/31/2014	$12.16608	$12.23327	30,161
01/01/2015 to 12/31/2015	$12.23327	$11.37778	29,175
01/01/2016 to 12/31/2016	$11.37778	$11.95569	29,680
01/01/2017 to 12/31/2017	$11.95569	$13.79697	56,686

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2008 to 12/31/2008	$13.94064	$6.90317	6,773
01/01/2009 to 12/31/2009	$6.90317	$10.20784	15,445
01/01/2010 to 12/31/2010	$10.20784	$12.17409	13,337
01/01/2011 to 12/31/2011	$12.17409	$10.25550	19,083
01/01/2012 to 12/31/2012	$10.25550	$10.52125	16,869
01/01/2013 to 12/31/2013	$10.52125	$12.01930	30,337
01/01/2014 to 12/31/2014	$12.01930	$10.90540	40,792
01/01/2015 to 12/31/2015	$10.90540	$8.71869	53,185
01/01/2016 to 12/31/2016	$8.71869	$10.75741	93,994
01/01/2017 to 12/31/2017	$10.75741	$11.74892	94,161
AST Templeton Global Bond Portfolio
01/01/2008 to 12/31/2008	$10.73003	$10.36499	3,077
01/01/2009 to 12/31/2009	$10.36499	$11.50569	10,277
01/01/2010 to 12/31/2010	$11.50569	$12.04612	11,386
01/01/2011 to 12/31/2011	$12.04612	$12.41886	12,041
01/01/2012 to 12/31/2012	$12.41886	$12.93840	11,281
01/01/2013 to 12/31/2013	$12.93840	$12.32953	16,494
01/01/2014 to 12/31/2014	$12.32953	$12.27550	29,219
01/01/2015 to 12/31/2015	$12.27550	$11.59268	53,393
01/01/2016 to 12/31/2016	$11.59268	$11.97824	55,376
01/01/2017 to 12/31/2017	$11.97824	$12.10197	88,441
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2008 to 12/31/2008	$10.11084	$6.19415	0
01/01/2009 to 12/31/2009	$6.19415	$8.51751	0
01/01/2010 to 12/31/2010	$8.51751	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	972
01/01/2012 to 12/31/2012	$9.96483	$11.68256	7,983
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,233
01/01/2014 to 12/31/2014	$15.31633	$17.43481	8,434
01/01/2015 to 12/31/2015	$17.43481	$16.12146	25,811
01/01/2016 to 12/31/2016	$16.12146	$18.19606	25,555
01/01/2017 to 12/31/2017	$18.19606	$21.35480	27,034
AST Wellington Management Hedged Equity Portfolio
01/01/2008 to 12/31/2008	$11.05096	$6.31035	3,962
01/01/2009 to 12/31/2009	$6.31035	$8.02421	13,667
01/01/2010 to 12/31/2010	$8.02421	$9.10752	13,459
01/01/2011 to 12/31/2011	$9.10752	$8.70580	20,325
01/01/2012 to 12/31/2012	$8.70580	$9.56832	21,025
01/01/2013 to 12/31/2013	$9.56832	$11.41596	32,813
01/01/2014 to 12/31/2014	$11.41596	$11.92516	51,705
01/01/2015 to 12/31/2015	$11.92516	$11.73237	76,182
01/01/2016 to 12/31/2016	$11.73237	$12.37437	94,590
01/01/2017 to 12/31/2017	$12.37437	$13.91758	107,900
AST Western Asset Core Plus Bond Portfolio
01/01/2008 to 12/31/2008	$9.98774	$9.37351	0
01/01/2009 to 12/31/2009	$9.37351	$10.35999	3,687
01/01/2010 to 12/31/2010	$10.35999	$11.05727	3,593
01/01/2011 to 12/31/2011	$11.05727	$11.60740	6,542
01/01/2012 to 12/31/2012	$11.60740	$12.39484	37,608
01/01/2013 to 12/31/2013	$12.39484	$12.08896	36,684
01/01/2014 to 12/31/2014	$12.08896	$12.83064	48,572
01/01/2015 to 12/31/2015	$12.83064	$12.86080	60,874
01/01/2016 to 12/31/2016	$12.86080	$13.38950	106,795
01/01/2017 to 12/31/2017	$13.38950	$14.09350	107,980

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
Franklin Templeton VIP Founding Funds Allocation Fund
05/01/2008* to 12/31/2008	$10.07829	$6.67267	5,683
01/01/2009 to 12/31/2009	$6.67267	$8.59292	9,582
01/01/2010 to 12/31/2010	$8.59292	$9.37902	8,610
01/01/2011 to 12/31/2011	$9.37902	$9.13111	22,166
01/01/2012 to 09/21/2012	$9.13111	$10.27970	0
*Denotes the start date of these sub-accounts

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$82,409,467	$140,779,795	$176,689,783	$11,108,455	$13,994,718
Net Assets	$82,409,467	$140,779,795	$176,689,783	$11,108,455	$13,994,718

NET ASSETS, representing:
Accumulation units	$82,409,467	$140,779,795	$176,689,783	$11,108,455	$13,994,718
	$82,409,467	$140,779,795	$176,689,783	$11,108,455	$13,994,718

Units outstanding	72,664,979	51,465,051	48,485,270	3,315,066	4,680,398

Portfolio shares held	8,240,947	10,713,835	3,429,538	371,769	515,080
Portfolio net asset value per share	$10.00	$13.14	$51.52	$29.88	$27.17
Investment in portfolio shares, at cost	$82,409,467	$119,526,039	$92,905,224	$6,511,806	$8,100,999

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$493,105	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,310,248	2,029,768	2,472,650	156,582	196,127
NET INVESTMENT INCOME (LOSS)	(817,143)	(2,029,768)	(2,472,650)	(156,582)	(196,127)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,399,863	10,677,880	741,076	788,883
Net change in unrealized gain (loss) on investments	—	7,510,627	28,525,225	828,466	861,437
NET GAIN (LOSS) ON INVESTMENTS	—	9,910,490	39,203,105	1,569,542	1,650,320

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(817,143)	$7,880,722	$36,730,455	$1,412,960	$1,454,193

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$234,532,063	$142,013,058	$3,270,340	$286,797,588	$57,219,667
Net Assets	$234,532,063	$142,013,058	$3,270,340	$286,797,588	$57,219,667

NET ASSETS, representing:
Accumulation units	$234,532,063	$142,013,058	$3,270,340	$286,797,588	$57,219,667
	$234,532,063	$142,013,058	$3,270,340	$286,797,588	$57,219,667

Units outstanding	69,321,450	28,650,342	617,613	79,672,113	20,166,766

Portfolio shares held	7,403,159	27,468,677	121,846	4,829,868	1,666,754
Portfolio net asset value per share	$31.68	$5.17	$26.84	$59.38	$34.33
Investment in portfolio shares, at cost	$141,180,415	$144,509,827	$4,120,449	$174,993,689	$32,922,146

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$8,957,680	$—	$4,461,386	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,482,600	2,207,109	44,760	4,126,607	818,469
NET INVESTMENT INCOME (LOSS)	(3,482,600)	6,750,571	(44,760)	334,779	(818,469)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	5,583,184	—
Net realized gain (loss) on shares redeemed	11,791,555	(119,244)	(195,987)	15,207,011	2,964,435
Net change in unrealized gain (loss) on investments	24,492,699	2,312,788	152,315	29,290,647	9,283,954
NET GAIN (LOSS) ON INVESTMENTS	36,284,254	2,193,544	(43,672)	50,080,842	12,248,389

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$32,801,654	$8,944,115	$(88,432)	$50,415,621	$11,429,920

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$294,436,374	$59,097,143	$20,482,638	$65,251,496	$71,341,593
Net Assets	$294,436,374	$59,097,143	$20,482,638	$65,251,496	$71,341,593

NET ASSETS, representing:
Accumulation units	$294,436,374	$59,097,143	$20,482,638	$65,251,496	$71,341,593
	$294,436,374	$59,097,143	$20,482,638	$65,251,496	$71,341,593

Units outstanding	70,791,825	9,680,422	10,239,900	16,254,805	23,684,824

Portfolio shares held	4,772,838	1,534,592	1,180,555	2,229,296	1,942,854
Portfolio net asset value per share	$61.69	$38.51	$17.35	$29.27	$36.72
Investment in portfolio shares, at cost	$111,224,885	$26,735,450	$16,256,561	$49,602,835	$52,379,475

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$213,902	$1,121,694	$739,264

EXPENSES
Charges for mortality and expense risk, and
for administration	4,023,907	809,779	269,115	907,867	1,004,373
NET INVESTMENT INCOME (LOSS)	(4,023,907)	(809,779)	(55,213)	213,827	(265,109)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	788,060	6,152,334	3,702,967
Net realized gain (loss) on shares redeemed	22,999,497	4,663,485	545,919	3,122,094	2,490,492
Net change in unrealized gain (loss) on investments	62,663,467	2,445,307	3,138,800	(663,373)	2,001,707
NET GAIN (LOSS) ON INVESTMENTS	85,662,964	7,108,792	4,472,779	8,611,055	8,195,166

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$81,639,057	$6,299,013	$4,417,566	$8,824,882	$7,930,057

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$55,171,307	$60,057,192	$18,257,977	$60,860,818	$26,278,917
Net Assets	$55,171,307	$60,057,192	$18,257,977	$60,860,818	$26,278,917

NET ASSETS, representing:
Accumulation units	$55,171,307	$60,057,192	$18,257,977	$60,860,818	$26,278,917
	$55,171,307	$60,057,192	$18,257,977	$60,860,818	$26,278,917

Units outstanding	17,051,349	16,962,114	5,304,052	15,862,556	6,738,168

Portfolio shares held	1,511,129	1,877,961	618,914	1,244,598	2,344,239
Portfolio net asset value per share	$36.51	$31.98	$29.50	$48.90	$11.21
Investment in portfolio shares, at cost	$41,833,425	$60,031,304	$12,819,208	$33,867,429	$16,879,679

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$208,323	$955,998	$242,472	$59,925	$436,701

EXPENSES
Charges for mortality and expense risk, and
for administration	743,973	807,819	249,095	806,079	369,940
NET INVESTMENT INCOME (LOSS)	(535,650)	148,179	(6,623)	(746,154)	66,761

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	507,673	—	1,190,916	2,267,601	—
Net realized gain (loss) on shares redeemed	1,316,228	(678,594)	765,604	3,231,502	1,301,104
Net change in unrealized gain (loss) on investments	11,006,265	15,183,765	1,550,280	10,079,985	471,952
NET GAIN (LOSS) ON INVESTMENTS	12,830,166	14,505,171	3,506,800	15,579,088	1,773,056

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$12,294,516	$14,653,350	$3,500,177	$14,832,934	$1,839,817

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$24,042,841	$44,792,277	$25,779,494	$8,716,310	$90,794,381
Net Assets	$24,042,841	$44,792,277	$25,779,494	$8,716,310	$90,794,381

NET ASSETS, representing:
Accumulation units	$24,042,841	$44,792,277	$25,779,494	$8,716,310	$90,794,381
	$24,042,841	$44,792,277	$25,779,494	$8,716,310	$90,794,381

Units outstanding	7,436,523	13,523,215	12,130,078	5,895,436	26,955,843

Portfolio shares held	1,348,449	1,436,110	2,529,882	162,315	3,449,635
Portfolio net asset value per share	$17.83	$31.19	$10.19	$53.70	$26.32
Investment in portfolio shares, at cost	$27,302,017	$18,946,814	$26,751,488	$6,230,675	$43,610,420

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$184,840	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	326,887	598,257	346,103	109,082	1,422,576
NET INVESTMENT INCOME (LOSS)	(326,887)	(598,257)	(161,263)	(109,082)	(1,422,576)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,290,653	—	2,056,341	464,092	—
Net realized gain (loss) on shares redeemed	(590,393)	3,739,964	(182,512)	386,377	6,986,933
Net change in unrealized gain (loss) on investments	2,832,896	7,574,729	3,024,799	1,255,477	3,317,092
NET GAIN (LOSS) ON INVESTMENTS	4,533,156	11,314,693	4,898,628	2,105,946	10,304,025

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,206,269	$10,716,436	$4,737,365	$1,996,864	$8,881,449

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,325,654	$105,906,348	$32,256,909	$646,682,943	$243,725,462
Net Assets	$10,325,654	$105,906,348	$32,256,909	$646,682,943	$243,725,462

NET ASSETS, representing:
Accumulation units	$10,325,654	$105,906,348	$32,256,909	$646,682,943	$243,725,462
	$10,325,654	$105,906,348	$32,256,909	$646,682,943	$243,725,462

Units outstanding	4,942,917	31,152,249	16,536,321	36,026,323	12,441,393

Portfolio shares held	289,396	7,160,673	4,012,053	20,807,044	21,065,295
Portfolio net asset value per share	$35.68	$14.79	$8.04	$31.08	$11.57
Investment in portfolio shares, at cost	$7,039,737	$52,556,509	$24,835,420	$511,493,324	$192,699,002

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$23,987	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	162,329	1,643,114	490,551	8,474,733	3,762,148
NET INVESTMENT INCOME (LOSS)	(138,342)	(1,643,114)	(490,551)	(8,474,733)	(3,762,148)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	95,594	—	—	—	—
Net realized gain (loss) on shares redeemed	316,513	6,819,562	670,861	12,503,854	7,519,542
Net change in unrealized gain (loss) on investments	1,944,720	14,022,323	8,538,555	42,845,304	7,137,267
NET GAIN (LOSS) ON INVESTMENTS	2,356,827	20,841,885	9,209,416	55,349,158	14,656,809

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,218,485	$19,198,771	$8,718,865	$46,874,425	$10,894,661

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,564,162,696	$134,366,944	$219,286,967	$181,631,221	$119,136,144
Net Assets	$1,564,162,696	$134,366,944	$219,286,967	$181,631,221	$119,136,144

NET ASSETS, representing:
Accumulation units	$1,564,162,696	$134,366,944	$219,286,967	$181,631,221	$119,136,144
	$1,564,162,696	$134,366,944	$219,286,967	$181,631,221	$119,136,144

Units outstanding	111,352,127	8,177,523	14,828,713	8,199,145	5,460,598

Portfolio shares held	81,807,672	8,874,963	21,776,263	9,159,416	4,621,262
Portfolio net asset value per share	$19.12	$15.14	$10.07	$19.83	$25.78
Investment in portfolio shares, at cost	$1,159,810,080	$97,971,751	$181,929,981	$117,736,428	$80,604,246

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	24,995,774	1,930,750	3,164,791	2,531,018	1,787,640
NET INVESTMENT INCOME (LOSS)	(24,995,774)	(1,930,750)	(3,164,791)	(2,531,018)	(1,787,640)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	34,416,310	3,999,417	5,683,455	8,370,365	5,764,446
Net change in unrealized gain (loss) on investments	141,018,459	14,802,635	9,422,707	30,927,180	13,495,431
NET GAIN (LOSS) ON INVESTMENTS	175,434,769	18,802,052	15,106,162	39,297,545	19,259,877

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$150,438,995	$16,871,302	$11,941,371	$36,766,527	$17,472,237

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$144,480,301	$608,566,928	$467,504,771	$688,065,267	$466,162,553
Net Assets	$144,480,301	$608,566,928	$467,504,771	$688,065,267	$466,162,553

NET ASSETS, representing:
Accumulation units	$144,480,301	$608,566,928	$467,504,771	$688,065,267	$466,162,553
	$144,480,301	$608,566,928	$467,504,771	$688,065,267	$466,162,553

Units outstanding	6,774,556	29,238,537	22,705,280	56,508,237	18,618,717

Portfolio shares held	5,044,703	64,535,199	15,714,446	54,435,543	9,347,555
Portfolio net asset value per share	$28.64	$9.43	$29.75	$12.64	$49.87
Investment in portfolio shares, at cost	$105,178,575	$450,993,021	$281,811,336	$639,208,159	$274,449,201

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,199,770	8,797,407	5,410,817	9,047,467	6,854,314
NET INVESTMENT INCOME (LOSS)	(2,199,770)	(8,797,407)	(5,410,817)	(9,047,467)	(6,854,314)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,096,352	15,485,648	22,318,307	3,378,533	32,318,034
Net change in unrealized gain (loss) on investments	693,018	118,481,783	54,936,586	18,655,400	93,180,513
NET GAIN (LOSS) ON INVESTMENTS	9,789,370	133,967,431	77,254,893	22,033,933	125,498,547

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,589,600	$125,170,024	$71,844,076	$12,986,466	$118,644,233
The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
ASSETS
Investment in the portfolios, at fair value	$170,338,092	$381,806,595	$164,924,467	$275,318,533	$285,152,483
Net Assets	$170,338,092	$381,806,595	$164,924,467	$275,318,533	$285,152,483

NET ASSETS, representing:
Accumulation units	$170,338,092	$381,806,595	$164,924,467	$275,318,533	$285,152,483
	$170,338,092	$381,806,595	$164,924,467	$275,318,533	$285,152,483

Units outstanding	7,414,319	16,836,160	16,297,749	10,874,830	26,240,624

Portfolio shares held	7,184,230	10,936,883	15,356,096	9,012,063	12,333,585
Portfolio net asset value per share	$23.71	$34.91	$10.74	$30.55	$23.12
Investment in portfolio shares, at cost	$111,554,275	$262,581,734	$161,910,410	$186,964,864	$245,598,739

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,186,111	5,753,065	2,522,132	3,814,472	4,355,827
NET INVESTMENT INCOME (LOSS)	(2,186,111)	(5,753,065)	(2,522,132)	(3,814,472)	(4,355,827)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,339,251	14,686,284	675,713	12,048,621	2,854,502
Net change in unrealized gain (loss) on investments	31,751,714	32,150,415	2,110,710	39,193,962	24,255,155
NET GAIN (LOSS) ON INVESTMENTS	40,090,965	46,836,699	2,786,423	51,242,583	27,109,657

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$37,904,854	$41,083,634	$264,291	$47,428,111	$22,753,830

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$11,688,100,623	$447,924,348	$244,940,619	$188,204,525	$1,626,779,446
Net Assets	$11,688,100,623	$447,924,348	$244,940,619	$188,204,525	$1,626,779,446

NET ASSETS, representing:
Accumulation units	$11,688,100,623	$447,924,348	$244,940,619	$188,204,525	$1,626,779,446
	$11,688,100,623	$447,924,348	$244,940,619	$188,204,525	$1,626,779,446

Units outstanding	717,175,192	22,832,242	17,268,158	18,786,865	119,255,539

Portfolio shares held	399,047,478	21,828,672	7,952,618	17,109,502	106,954,599
Portfolio net asset value per share	$29.29	$20.52	$30.80	$11.00	$15.21
Investment in portfolio shares, at cost	$8,288,143,354	$313,793,478	$184,451,779	$185,598,600	$1,218,347,897

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	176,978,676	6,158,132	3,497,130	2,346,352	25,180,186
NET INVESTMENT INCOME (LOSS)	(176,978,676)	(6,158,132)	(3,497,130)	(2,346,352)	(25,180,186)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	199,558,327	14,277,562	5,030,315	467,202	31,702,455
Net change in unrealized gain (loss) on investments	1,402,620,972	72,216,608	49,715,969	2,920,202	168,469,134
NET GAIN (LOSS) ON INVESTMENTS	1,602,179,299	86,494,170	54,746,284	3,387,404	200,171,589

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,425,200,623	$80,336,038	$51,249,154	$1,041,052	$174,991,403

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
ASSETS
Investment in the portfolios, at fair value	$9,063,318,625	$3,337,537,683	$7,740,601,916	$4,615,129,943	$3,737,053,797
Net Assets	$9,063,318,625	$3,337,537,683	$7,740,601,916	$4,615,129,943	$3,737,053,797

NET ASSETS, representing:
Accumulation units	$9,063,318,625	$3,337,537,683	$7,740,601,916	$4,615,129,943	$3,737,053,797
	$9,063,318,625	$3,337,537,683	$7,740,601,916	$4,615,129,943	$3,737,053,797

Units outstanding	536,307,375	245,825,116	489,239,827	329,485,420	253,498,091

Portfolio shares held	477,519,422	220,736,619	429,079,929	284,884,564	251,653,454
Portfolio net asset value per share	$18.98	$15.12	$18.04	$16.20	$14.85
Investment in portfolio shares, at cost	$5,991,960,804	$2,553,474,340	$5,184,101,746	$3,524,606,678	$2,695,865,448

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	138,189,100	54,850,471	116,995,442	73,694,953	56,238,173
NET INVESTMENT INCOME (LOSS)	(138,189,100)	(54,850,471)	(116,995,442)	(73,694,953)	(56,238,173)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	181,555,004	69,810,708	194,137,316	120,360,779	66,050,393
Net change in unrealized gain (loss) on investments	1,210,544,411	313,234,522	837,950,941	311,469,275	474,565,143
NET GAIN (LOSS) ON INVESTMENTS	1,392,099,415	383,045,230	1,032,088,257	431,830,054	540,615,536

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,253,910,315	$328,194,759	$915,092,815	$358,135,101	$484,377,363

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$14,454,364,713	$6,806,563,912	$833,920,249	$200,272,575	$255,986,993
Net Assets	$14,454,364,713	$6,806,563,912	$833,920,249	$200,272,575	$255,986,993

NET ASSETS, representing:
Accumulation units	$14,454,364,713	$6,806,563,912	$833,920,249	$200,272,575	$255,986,993
	$14,454,364,713	$6,806,563,912	$833,920,249	$200,272,575	$255,986,993

Units outstanding	865,745,078	410,174,737	30,786,925	22,116,718	10,814,190

Portfolio shares held	871,269,723	360,899,465	24,066,962	200,272,575	5,751,224
Portfolio net asset value per share	$16.59	$18.86	$34.65	$1.00	$44.51
Investment in portfolio shares, at cost	$11,606,581,362	$4,510,303,354	$488,221,322	$200,272,575	$168,728,479

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$697,136	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	189,687,791	103,205,489	11,557,206	3,155,571	3,655,765
NET INVESTMENT INCOME (LOSS)	(189,687,791)	(103,205,489)	(11,557,206)	(2,458,435)	(3,655,765)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	132,699,652	151,763,120	42,582,216	—	10,902,475
Net change in unrealized gain (loss) on investments	1,628,456,662	865,611,604	188,363,892	—	38,659,102
NET GAIN (LOSS) ON INVESTMENTS	1,761,156,314	1,017,374,724	230,946,108	—	49,561,577

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,571,468,523	$914,169,235	$219,388,902	$(2,458,435)	$45,905,812

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,717,612,018	$147,956,365	$269,588,810	$1,250,379,115	$723,371,148
Net Assets	$1,717,612,018	$147,956,365	$269,588,810	$1,250,379,115	$723,371,148

NET ASSETS, representing:
Accumulation units	$1,717,612,018	$147,956,365	$269,588,810	$1,250,379,115	$723,371,148
	$1,717,612,018	$147,956,365	$269,588,810	$1,250,379,115	$723,371,148

Units outstanding	147,932,167	11,482,988	18,217,927	91,942,817	56,851,935

Portfolio shares held	125,924,635	6,939,792	15,035,628	166,717,215	56,469,254
Portfolio net asset value per share	$13.64	$21.32	$17.93	$7.50	$12.81
Investment in portfolio shares, at cost	$1,566,557,290	$120,404,147	$192,154,209	$1,219,059,887	$646,799,762

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	27,063,367	2,025,361	2,777,815	33,151,053	11,118,562
NET INVESTMENT INCOME (LOSS)	(27,063,367)	(2,025,361)	(2,777,815)	(33,151,053)	(11,118,562)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,119,726	2,357,181	9,937,723	20,223,486	6,817,878
Net change in unrealized gain (loss) on investments	59,621,413	25,020,362	60,000,996	73,276,762	33,920,306
NET GAIN (LOSS) ON INVESTMENTS	71,741,139	27,377,543	69,938,719	93,500,248	40,738,184

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$44,677,772	$25,352,182	$67,160,904	$60,349,195	$29,619,622

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$88,132,606	$8,872,345	$78,498,432	$240,318,736	$354,793,516
Net Assets	$88,132,606	$8,872,345	$78,498,432	$240,318,736	$354,793,516

NET ASSETS, representing:
Accumulation units	$88,132,606	$8,872,345	$78,498,432	$240,318,736	$354,793,516
	$88,132,606	$8,872,345	$78,498,432	$240,318,736	$354,793,516

Units outstanding	7,832,879	754,700	4,913,350	21,865,500	15,520,221

Portfolio shares held	6,923,221	836,225	6,264,839	23,770,399	14,938,674
Portfolio net asset value per share	$12.73	$10.61	$12.53	$10.11	$23.75
Investment in portfolio shares, at cost	$85,499,552	$8,768,057	$64,893,721	$197,787,651	$232,775,919

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,372,913	229,802	1,209,492	3,443,264	5,205,145
NET INVESTMENT INCOME (LOSS)	(1,372,913)	(229,802)	(1,209,492)	(3,443,264)	(5,205,145)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	748,241	82,444	1,548,728	3,222,992	15,972,862
Net change in unrealized gain (loss) on investments	(350,682)	16,149	6,211,818	44,707,417	23,261,770
NET GAIN (LOSS) ON INVESTMENTS	397,559	98,593	7,760,546	47,930,409	39,234,632

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(975,354)	$(131,209)	$6,551,054	$44,487,145	$34,029,487

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
ASSETS
Investment in the portfolios, at fair value	$—	$4,362,026,591	$2,577,928,786	$2,355,804,300	$519,960
Net Assets	$—	$4,362,026,591	$2,577,928,786	$2,355,804,300	$519,960

NET ASSETS, representing:
Accumulation units	$—	$4,362,026,591	$2,577,928,786	$2,355,804,300	$519,960
	$—	$4,362,026,591	$2,577,928,786	$2,355,804,300	$519,960

Units outstanding	—	304,321,037	164,997,779	176,871,835	19,232

Portfolio shares held	—	297,140,776	158,349,434	166,252,950	7,133
Portfolio net asset value per share	$—	$14.68	$16.28	$14.17	$72.89
Investment in portfolio shares, at cost	$—	$3,251,032,213	$1,837,189,924	$1,898,895,403	$437,491

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	4/28/2017**	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	28,263,240	64,052,981	37,706,532	33,577,929	5,719
NET INVESTMENT INCOME (LOSS)	(28,263,240)	(64,052,981)	(37,706,532)	(33,577,929)	(5,719)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,014,897,665	63,773,804	38,412,419	29,624,224	23,380
Net change in unrealized gain (loss) on investments	(773,872,702)	560,314,925	336,068,961	216,531,951	59,743
NET GAIN (LOSS) ON INVESTMENTS	241,024,963	624,088,729	374,481,380	246,156,175	83,123

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$212,761,723	$560,035,748	$336,774,848	$212,578,246	$77,404

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$778,998	$1,251,528	$1,872,043	$809,242	$645,325
Net Assets	$778,998	$1,251,528	$1,872,043	$809,242	$645,325

NET ASSETS, representing:
Accumulation units	$778,998	$1,251,528	$1,872,043	$809,242	$645,325
	$778,998	$1,251,528	$1,872,043	$809,242	$645,325

Units outstanding	38,135	86,950	76,049	38,141	31,590

Portfolio shares held	11,762	29,869	25,546	9,700	13,546
Portfolio net asset value per share	$66.23	$41.90	$73.28	$83.43	$47.64
Investment in portfolio shares, at cost	$702,808	$985,187	$1,507,827	$652,061	$592,309

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$9,343	$4,006	$—	$1,154	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	10,776	14,338	24,686	6,497	9,040
NET INVESTMENT INCOME (LOSS)	(1,433)	(10,332)	(24,686)	(5,343)	(9,040)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	10,895	—	111,608	—	59,461
Net realized gain (loss) on shares redeemed	25,563	55,712	98,215	30,062	11,741
Net change in unrealized gain (loss) on investments	65,670	127,809	131,949	89,582	36,937
NET GAIN (LOSS) ON INVESTMENTS	102,128	183,521	341,772	119,644	108,139

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$100,695	$173,189	$317,086	$114,301	$99,099

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications
ASSETS
Investment in the portfolios, at fair value	$470,276	$251,258	$809,194	$354,388	$124,325
Net Assets	$470,276	$251,258	$809,194	$354,388	$124,325

NET ASSETS, representing:
Accumulation units	$470,276	$251,258	$809,194	$354,388	$124,325
	$470,276	$251,258	$809,194	$354,388	$124,325

Units outstanding	24,601	17,211	34,934	17,004	9,446

Portfolio shares held	10,090	3,769	20,569	7,050	3,500
Portfolio net asset value per share	$46.61	$66.66	$39.34	$50.27	$35.52
Investment in portfolio shares, at cost	$408,035	$232,871	$744,411	$295,657	$125,567

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$1,438	$2,548	$—	$65	$5,655

EXPENSES
Charges for mortality and expense risk, and
for administration	6,242	4,631	7,873	3,488	1,627
NET INVESTMENT INCOME (LOSS)	(4,804)	(2,083)	(7,873)	(3,423)	4,028

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	28,467	14,895	66,426	3,030	6,945
Net realized gain (loss) on shares redeemed	19,329	35,761	22,044	12,934	14,854
Net change in unrealized gain (loss) on investments	(3,391)	(29,504)	7,137	18,733	(30,239)
NET GAIN (LOSS) ON INVESTMENTS	44,405	21,152	95,607	34,697	(8,440)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$39,601	$19,069	$87,734	$31,274	$(4,412)

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$574,517	$1,024,783	$880,891	$—	$230,077,993
Net Assets	$574,517	$1,024,783	$880,891	$—	$230,077,993

NET ASSETS, representing:
Accumulation units	$574,517	$1,024,783	$880,891	$—	$230,077,993
	$574,517	$1,024,783	$880,891	$—	$230,077,993

Units outstanding	34,751	49,439	55,706	—	9,566,333

Portfolio shares held	12,585	14,803	18,891	—	7,409,919
Portfolio net asset value per share	$45.65	$69.23	$46.63	$—	$31.05
Investment in portfolio shares, at cost	$524,045	$731,427	$635,299	$—	$154,231,107

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	4/28/2017**	12/31/2017

INVESTMENT INCOME
Dividend income	$12,902	$—	$9,002	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	7,051	15,192	12,300	486,104	3,038,701
NET INVESTMENT INCOME (LOSS)	5,851	(15,192)	(3,298)	(486,104)	(3,038,701)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	21,138	43,678	—	—	—
Net realized gain (loss) on shares redeemed	46,050	79,033	41,917	23,505,324	9,625,807
Net change in unrealized gain (loss) on investments	(14,236)	116,982	61,713	(19,824,682)	50,606,197
NET GAIN (LOSS) ON INVESTMENTS	52,952	239,693	103,630	3,680,642	60,232,004

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$58,803	$224,501	$100,332	$3,194,538	$57,193,303

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$9,007,882	$1,865,408	$49,025,694	$279,735	$928,160
Net Assets	$9,007,882	$1,865,408	$49,025,694	$279,735	$928,160

NET ASSETS, representing:
Accumulation units	$9,007,882	$1,865,408	$49,025,694	$279,735	$928,160
	$9,007,882	$1,865,408	$49,025,694	$279,735	$928,160

Units outstanding	754,695	171,110	4,013,063	14,521	229,819

Portfolio shares held	1,316,942	151,413	3,314,787	52,385	32,017
Portfolio net asset value per share	$6.84	$12.32	$14.79	$5.34	$28.99
Investment in portfolio shares, at cost	$8,694,737	$1,812,016	$46,400,093	$245,957	$726,097

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$7,980	$2,049

EXPENSES
Charges for mortality and expense risk, and
for administration	317,248	1,117,957	1,485,950	4,161	14,138
NET INVESTMENT INCOME (LOSS)	(317,248)	(1,117,957)	(1,485,950)	3,819	(12,089)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	26,140
Net realized gain (loss) on shares redeemed	403,753	2,047,979	1,514,115	1,111	9,951
Net change in unrealized gain (loss) on investments	(202,397)	(1,589,239)	(354,439)	48,321	213,821
NET GAIN (LOSS) ON INVESTMENTS	201,356	458,740	1,159,676	49,432	249,912

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(115,892)	$(659,217)	$(326,274)	$53,251	$237,823
The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$403,137	$36,142,333	$1,103,531,760	$1,972,631,961	$1,570,611
Net Assets	$403,137	$36,142,333	$1,103,531,760	$1,972,631,961	$1,570,611

NET ASSETS, representing:
Accumulation units	$403,137	$36,142,333	$1,103,531,760	$1,972,631,961	$1,570,611
	$403,137	$36,142,333	$1,103,531,760	$1,972,631,961	$1,570,611

Units outstanding	18,280	3,124,606	74,247,266	156,449,299	73,402

Portfolio shares held	38,652	2,657,525	66,079,746	140,701,281	58,063
Portfolio net asset value per share	$10.43	$13.60	$16.70	$14.02	$27.05
Investment in portfolio shares, at cost	$304,025	$34,772,288	$831,870,766	$1,509,930,758	$1,127,585

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$13,871

EXPENSES
Charges for mortality and expense risk, and
for administration	6,961	1,060,063	14,316,078	29,906,023	25,395
NET INVESTMENT INCOME (LOSS)	(6,961)	(1,060,063)	(14,316,078)	(29,906,023)	(11,524)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	12,059	—	—	—	121,631
Net realized gain (loss) on shares redeemed	14,271	827,043	19,713,127	33,719,973	31,845
Net change in unrealized gain (loss) on investments	66,439	87,832	144,158,672	190,871,692	111,527
NET GAIN (LOSS) ON INVESTMENTS	92,769	914,875	163,871,799	224,591,665	265,003

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$85,808	$(145,188)	$149,555,721	$194,685,642	$253,479

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$294,891,715	$7,147,019	$628,915,046	$7,173,146	$166,417,991
Net Assets	$294,891,715	$7,147,019	$628,915,046	$7,173,146	$166,417,991

NET ASSETS, representing:
Accumulation units	$294,891,715	$7,147,019	$628,915,046	$7,173,146	$166,417,991
	$294,891,715	$7,147,019	$628,915,046	$7,173,146	$166,417,991

Units outstanding	26,114,211	709,309	44,909,145	660,627	9,129,599

Portfolio shares held	23,974,936	626,931	40,653,849	629,223	8,279,502
Portfolio net asset value per share	$12.30	$11.40	$15.47	$11.40	$20.10
Investment in portfolio shares, at cost	$271,412,309	$6,491,578	$491,558,746	$6,655,105	$135,551,666

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,634,909	195,165	8,828,667	56,082	2,103,527
NET INVESTMENT INCOME (LOSS)	(3,634,909)	(195,165)	(8,828,667)	(56,082)	(2,103,527)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,701,692	(23,310)	8,496,379	86,116	3,372,517
Net change in unrealized gain (loss) on investments	13,123,383	234,314	79,911,376	400,652	19,305,307
NET GAIN (LOSS) ON INVESTMENTS	14,825,075	211,004	88,407,755	486,768	22,677,824

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,190,166	$15,839	$79,579,088	$430,686	$20,574,297

The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$15,782,425	$27,289,970	$142,434,560	$—	$8,715,463,039
Net Assets	$15,782,425	$27,289,970	$142,434,560	$—	$8,715,463,039

NET ASSETS, representing:
Accumulation units	$15,782,425	$27,289,970	$142,434,560	$—	$8,715,463,039
	$15,782,425	$27,289,970	$142,434,560	$—	$8,715,463,039

Units outstanding	1,613,958	2,206,091	8,768,798	—	775,115,905

Portfolio shares held	1,450,591	2,128,703	8,079,102	—	706,277,394
Portfolio net asset value per share	$10.88	$12.82	$17.63	$—	$12.34
Investment in portfolio shares, at cost	$15,579,083	$23,265,255	$113,730,945	$—	$7,672,663,123

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	4/28/2017**	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	136,143	164,139	2,009,457	15,448	148,497,444
NET INVESTMENT INCOME (LOSS)	(136,143)	(164,139)	(2,009,457)	(15,448)	(148,497,444)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	62,561	314,013	4,074,766	393,653	2,365,382
Net change in unrealized gain (loss) on investments	(59,435)	4,026,088	17,949,390	207,125	647,191,220
NET GAIN (LOSS) ON INVESTMENTS	3,126	4,340,101	22,024,156	600,778	649,556,602

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(133,017)	$4,175,962	$20,014,699	$585,330	$501,059,158

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
ASSETS
Investment in the portfolios, at fair value	$—	$—	$17,609,476	$12,959,602	$5,080,781
Net Assets	$—	$—	$17,609,476	$12,959,602	$5,080,781

NET ASSETS, representing:
Accumulation units	$—	$—	$17,609,476	$12,959,602	$5,080,781
	$—	$—	$17,609,476	$12,959,602	$5,080,781

Units outstanding	—	—	1,066,271	758,443	456,931

Portfolio shares held	—	—	961,216	696,753	414,758
Portfolio net asset value per share	$—	$—	$18.32	$18.60	$12.25
Investment in portfolio shares, at cost	$—	$—	$13,960,748	$10,276,152	$4,937,958

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	4/28/2017**	4/28/2017**	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,685,205	1,868,174	138,737	96,778	164,250
NET INVESTMENT INCOME (LOSS)	(1,685,205)	(1,868,174)	(138,737)	(96,778)	(164,250)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	35,682,564	24,840,641	216,732	255,008	284,564
Net change in unrealized gain (loss) on investments	(21,823,812)	(15,214,461)	2,614,664	1,905,150	(85,016)
NET GAIN (LOSS) ON INVESTMENTS	13,858,752	9,626,180	2,831,396	2,160,158	199,548

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$12,173,547	$7,758,006	$2,692,659	$2,063,380	$35,298

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,294,637,535	$28,427,192	$51,709,291	$71,845,558	$37,404,647
Net Assets	$1,294,637,535	$28,427,192	$51,709,291	$71,845,558	$37,404,647

NET ASSETS, representing:
Accumulation units	$1,294,637,535	$28,427,192	$51,709,291	$71,845,558	$37,404,647
	$1,294,637,535	$28,427,192	$51,709,291	$71,845,558	$37,404,647

Units outstanding	99,563,649	2,311,969	4,009,782	5,558,213	3,494,477

Portfolio shares held	94,155,457	2,261,511	3,911,444	5,397,863	3,441,090
Portfolio net asset value per share	$13.75	$12.57	$13.22	$13.31	$10.87
Investment in portfolio shares, at cost	$1,069,942,099	$24,054,573	$43,170,069	$59,878,112	$34,745,460

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	14,459,146	157,964	268,975	379,869	215,082
NET INVESTMENT INCOME (LOSS)	(14,459,146)	(157,964)	(268,975)	(379,869)	(215,082)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,114,442	190,703	335,549	399,229	192,220
Net change in unrealized gain (loss) on investments	179,391,992	3,574,051	6,873,069	9,303,221	1,679,691
NET GAIN (LOSS) ON INVESTMENTS	181,506,434	3,764,754	7,208,618	9,702,450	1,871,911

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$167,047,288	$3,606,790	$6,939,643	$9,322,581	$1,656,829

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
ASSETS
Investment in the portfolios, at fair value	$17,710,004	$29,106,640	$29,511,411	$2,366,288	$5,087,040
Net Assets	$17,710,004	$29,106,640	$29,511,411	$2,366,288	$5,087,040

NET ASSETS, representing:
Accumulation units	$17,710,004	$29,106,640	$29,511,411	$2,366,288	$5,087,040
	$17,710,004	$29,106,640	$29,511,411	$2,366,288	$5,087,040

Units outstanding	1,742,753	2,236,025	2,831,694	233,518	431,093

Portfolio shares held	1,717,750	2,188,469	2,768,425	230,632	422,512
Portfolio net asset value per share	$10.31	$13.30	$10.66	$10.26	$12.04
Investment in portfolio shares, at cost	$16,593,569	$23,684,946	$28,380,260	$2,349,149	$4,441,811

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	92,875	136,195	168,797	15,275	24,512
NET INVESTMENT INCOME (LOSS)	(92,875)	(136,195)	(168,797)	(15,275)	(24,512)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	40,905	204,484	120,725	78,643	28,040
Net change in unrealized gain (loss) on investments	1,044,132	4,719,954	851,972	(146,068)	645,387
NET GAIN (LOSS) ON INVESTMENTS	1,085,037	4,924,438	972,697	(67,425)	673,427

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$992,162	$4,788,243	$803,900	$(82,700)	$648,915

The accompanying notes are an integral part of these financial statements.
A 21

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,716,502	$297,699,165	$80,946,319	$2,972,639	$1,226,849
Net Assets	$4,716,502	$297,699,165	$80,946,319	$2,972,639	$1,226,849

NET ASSETS, representing:
Accumulation units	$4,716,502	$297,699,165	$80,946,319	$2,972,639	$1,226,849
	$4,716,502	$297,699,165	$80,946,319	$2,972,639	$1,226,849

Units outstanding	498,240	25,240,844	8,158,465	278,107	116,503

Portfolio shares held	490,281	24,163,893	7,650,881	273,472	114,552
Portfolio net asset value per share	$9.62	$12.32	$10.58	$10.87	$10.71
Investment in portfolio shares, at cost	$4,725,787	$258,451,752	$80,990,262	$2,921,582	$1,199,837

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	27,491	3,277,165	2,067,649	13,263	6,002
NET INVESTMENT INCOME (LOSS)	(27,491)	(3,277,165)	(2,067,649)	(13,263)	(6,002)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,569	463,554	(1,036,255)	14,807	1,587
Net change in unrealized gain (loss) on investments	(24,499)	30,942,451	4,496,268	30,315	18,577
NET GAIN (LOSS) ON INVESTMENTS	(16,930)	31,406,005	3,460,013	45,122	20,164

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(44,421)	$28,128,840	$1,392,364	$31,859	$14,162

The accompanying notes are an integral part of these financial statements.
A 22

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,305,704	$1,544,980	$3,008,234	$1,828,916	$6,792,158
Net Assets	$1,305,704	$1,544,980	$3,008,234	$1,828,916	$6,792,158

NET ASSETS, representing:
Accumulation units	$1,305,704	$1,544,980	$3,008,234	$1,828,916	$6,792,158
	$1,305,704	$1,544,980	$3,008,234	$1,828,916	$6,792,158

Units outstanding	143,741	147,412	271,371	199,251	583,227

Portfolio shares held	141,924	145,069	268,832	198,579	531,884
Portfolio net asset value per share	$9.20	$10.65	$11.19	$9.21	$12.77
Investment in portfolio shares, at cost	$1,307,122	$1,512,506	$2,710,100	$1,816,932	$6,091,473

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	6,943	8,330	14,148	10,827	21,115
NET INVESTMENT INCOME (LOSS)	(6,943)	(8,330)	(14,148)	(10,827)	(21,115)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	188	3,773	10,198	(775)	42,851
Net change in unrealized gain (loss) on investments	725	29,521	270,524	22,824	668,563
NET GAIN (LOSS) ON INVESTMENTS	913	33,294	280,722	22,049	711,414

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(6,030)	$24,964	$266,574	$11,222	$690,299

The accompanying notes are an integral part of these financial statements.
A 23

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$6,028,189	$3,632,633	$13,032,100	$34,766,175	$9,257,075
Net Assets	$6,028,189	$3,632,633	$13,032,100	$34,766,175	$9,257,075

NET ASSETS, representing:
Accumulation units	$6,028,189	$3,632,633	$13,032,100	$34,766,175	$9,257,075
	$6,028,189	$3,632,633	$13,032,100	$34,766,175	$9,257,075

Units outstanding	608,538	319,062	1,096,903	2,990,540	790,486

Portfolio shares held	601,616	315,607	1,084,201	2,342,734	871,664
Portfolio net asset value per share	$10.02	$11.51	$12.02	$14.84	$10.62
Investment in portfolio shares, at cost	$5,873,204	$3,289,433	$11,504,475	$32,285,351	$8,934,423

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$—	$—	$405,065	$311,244

EXPENSES
Charges for mortality and expense risk, and
for administration	31,273	15,207	69,155	165,425	46,553
NET INVESTMENT INCOME (LOSS)	(31,273)	(15,207)	(69,155)	239,640	264,691

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	398,334	75,947
Net realized gain (loss) on shares redeemed	11,733	27,094	143,451	172,253	139,864
Net change in unrealized gain (loss) on investments	102,568	303,867	1,292,402	2,415,679	289,511
NET GAIN (LOSS) ON INVESTMENTS	114,301	330,961	1,435,853	2,986,266	505,322

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$83,028	$315,754	$1,366,698	$3,225,906	$770,013

The accompanying notes are an integral part of these financial statements.
A 24

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
ASSETS
Investment in the portfolios, at fair value	$87,630,525	$7,380,531	$2,218,951
Net Assets	$87,630,525	$7,380,531	$2,218,951

NET ASSETS, representing:
Accumulation units	$87,630,525	$7,380,531	$2,218,951
	$87,630,525	$7,380,531	$2,218,951

Units outstanding	8,867,501	546,577	222,276

Portfolio shares held	8,483,110	547,517	217,118
Portfolio net asset value per share	$10.33	$13.48	$10.22
Investment in portfolio shares, at cost	$88,194,278	$5,622,258	$2,224,174

STATEMENTS OF OPERATIONS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
	1/1/2017	1/1/2017	1/3/2017*
	to	to	to
	12/31/2017	12/31/2017	12/31/2017

INVESTMENT INCOME
Dividend income	$—	$65,421	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,293,782	112,615	13,436
NET INVESTMENT INCOME (LOSS)	(2,293,782)	(47,194)	(13,436)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	(2,371,158)	227,247	92
Net change in unrealized gain (loss) on investments	6,472,532	1,994,121	(5,224)
NET GAIN (LOSS) ON INVESTMENTS	4,101,374	2,221,368	(5,132)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,807,592	$2,174,174	$(18,568)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 25

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(817,143)	$(2,029,768)	$(2,472,650)	$(156,582)	$(196,127)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,399,863	10,677,880	741,076	788,883
Net change in unrealized gain (loss) on investments	—	7,510,627	28,525,225	828,466	861,437
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(817,143)	7,880,722	36,730,455	1,412,960	1,454,193

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	912,066	341,031	492,862	68,666	69,763
Annuity payments	(1,076,236)	(2,176,595)	(1,214,522)	(384,542)	(335,940)
Surrenders, withdrawals and death benefits	(19,503,983)	(16,301,868)	(17,387,948)	(1,360,306)	(1,535,491)
Net transfers between other subaccounts
or fixed rate option	6,596,978	2,531,075	(4,051,691)	92,843	23,343
Miscellaneous transactions	4,378	2,647	(3,398)	383	(495)
Other charges	(117,487)	(46,474)	(146,525)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(13,184,284)	(15,650,184)	(22,311,222)	(1,582,956)	(1,778,820)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,001,427)	(7,769,462)	14,419,233	(169,996)	(324,627)

NET ASSETS
Beginning of period	96,410,894	148,549,257	162,270,550	11,278,451	14,319,345
End of period	$82,409,467	$140,779,795	$176,689,783	$11,108,455	$13,994,718

Beginning units	84,822,091	57,300,996	55,259,882	3,816,322	5,306,901
Units issued	12,977,307	481,695	190,275	75,541	25,732
Units redeemed	(25,134,419)	(6,317,640)	(6,964,887)	(576,797)	(652,235)
Ending units	72,664,979	51,465,051	48,485,270	3,315,066	4,680,398
The accompanying notes are an integral part of these financial statements.
A 26

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(3,482,600)	$6,750,571	$(44,760)	$334,779	$(818,469)
Capital gains distributions received	—	—	—	5,583,184	—
Net realized gain (loss) on shares redeemed	11,791,555	(119,244)	(195,987)	15,207,011	2,964,435
Net change in unrealized gain (loss) on investments	24,492,699	2,312,788	152,315	29,290,647	9,283,954
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	32,801,654	8,944,115	(88,432)	50,415,621	11,429,920

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	587,589	314,931	36,562	1,045,606	231,906
Annuity payments	(1,172,572)	(927,777)	(15,432)	(2,471,544)	(311,606)
Surrenders, withdrawals and death benefits	(24,155,666)	(15,465,175)	(371,642)	(32,874,980)	(5,113,940)
Net transfers between other subaccounts
or fixed rate option	(4,995,821)	551,974	44,791	(2,077,540)	(1,023,451)
Miscellaneous transactions	(4,859)	(2,013)	(18)	(6,385)	178
Other charges	(331,350)	(206,483)	—	(321,074)	(66,645)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(30,072,679)	(15,734,543)	(305,739)	(36,705,917)	(6,283,558)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,728,975	(6,790,428)	(394,171)	13,709,704	5,146,362

NET ASSETS
Beginning of period	231,803,088	148,803,486	3,664,511	273,087,884	52,073,305
End of period	$234,532,063	$142,013,058	$3,270,340	$286,797,588	$57,219,667

Beginning units	78,961,808	31,833,690	681,242	91,196,336	22,600,017
Units issued	308,804	206,413	34,543	1,074,038	373,446
Units redeemed	(9,949,162)	(3,389,761)	(98,172)	(12,598,261)	(2,806,697)
Ending units	69,321,450	28,650,342	617,613	79,672,113	20,166,766

The accompanying notes are an integral part of these financial statements.
A 27

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(4,023,907)	$(809,779)	$(55,213)	$213,827	$(265,109)
Capital gains distributions received	—	—	788,060	6,152,334	3,702,967
Net realized gain (loss) on shares redeemed	22,999,497	4,663,485	545,919	3,122,094	2,490,492
Net change in unrealized gain (loss) on investments	62,663,467	2,445,307	3,138,800	(663,373)	2,001,707
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	81,639,057	6,299,013	4,417,566	8,824,882	7,930,057

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	641,262	67,835	28,827	90,048	135,174
Annuity payments	(1,601,512)	(430,268)	(158,184)	(583,048)	(587,979)
Surrenders, withdrawals and death benefits	(25,927,652)	(6,211,313)	(1,669,632)	(7,284,223)	(6,712,761)
Net transfers between other subaccounts
or fixed rate option	(7,311,666)	(155,632)	604,018	(1,896,063)	(1,009,752)
Miscellaneous transactions	1,734	(3,567)	66	(93)	(1,549)
Other charges	(243,956)	(10,820)	(4,100)	(13,547)	(21,524)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(34,441,790)	(6,743,765)	(1,199,005)	(9,686,926)	(8,198,391)

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,197,267	(444,752)	3,218,561	(862,044)	(268,334)

NET ASSETS
Beginning of period	247,239,107	59,541,895	17,264,077	66,113,540	71,609,927
End of period	$294,436,374	$59,097,143	$20,482,638	$65,251,496	$71,341,593

Beginning units	80,340,008	10,868,449	10,886,921	18,851,784	26,486,185
Units issued	458,568	290,527	804,981	75,537	25,502
Units redeemed	(10,006,751)	(1,478,554)	(1,452,002)	(2,672,516)	(2,826,863)
Ending units	70,791,825	9,680,422	10,239,900	16,254,805	23,684,824

The accompanying notes are an integral part of these financial statements.
A 28

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(535,650)	$148,179	$(6,623)	$(746,154)	$66,761
Capital gains distributions received	507,673	—	1,190,916	2,267,601	—
Net realized gain (loss) on shares redeemed	1,316,228	(678,594)	765,604	3,231,502	1,301,104
Net change in unrealized gain (loss) on investments	11,006,265	15,183,765	1,550,280	10,079,985	471,952
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	12,294,516	14,653,350	3,500,177	14,832,934	1,839,817

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	117,778	108,105	18,974	127,034	33,877
Annuity payments	(620,480)	(372,313)	(277,971)	(240,578)	(162,747)
Surrenders, withdrawals and death benefits	(4,911,180)	(4,517,789)	(1,727,910)	(5,340,569)	(2,418,235)
Net transfers between other subaccounts
or fixed rate option	(1,403,218)	(1,838,241)	(229,163)	(849,582)	(516,984)
Miscellaneous transactions	(672)	1,095	(250)	(103)	(407)
Other charges	(16,741)	(16,370)	(4,907)	(16,412)	(5,521)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,834,513)	(6,635,513)	(2,221,227)	(6,320,210)	(3,070,017)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,460,003	8,017,837	1,278,950	8,512,724	(1,230,200)

NET ASSETS
Beginning of period	49,711,304	52,039,355	16,979,027	52,348,094	27,509,117
End of period	$55,171,307	$60,057,192	$18,257,977	$60,860,818	$26,278,917

Beginning units	19,342,108	18,982,535	5,999,836	17,676,860	7,562,353
Units issued	140,457	48,227	75,097	221,007	147,550
Units redeemed	(2,431,216)	(2,068,648)	(770,881)	(2,035,311)	(971,735)
Ending units	17,051,349	16,962,114	5,304,052	15,862,556	6,738,168

The accompanying notes are an integral part of these financial statements.
A 29

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(326,887)	$(598,257)	$(161,263)	$(109,082)	$(1,422,576)
Capital gains distributions received	2,290,653	—	2,056,341	464,092	—
Net realized gain (loss) on shares redeemed	(590,393)	3,739,964	(182,512)	386,377	6,986,933
Net change in unrealized gain (loss) on investments	2,832,896	7,574,729	3,024,799	1,255,477	3,317,092
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,206,269	10,716,436	4,737,365	1,996,864	8,881,449

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,413	43,830	53,496	3,652	209,585
Annuity payments	(113,659)	(429,197)	(116,775)	(25,698)	(286,255)
Surrenders, withdrawals and death benefits	(2,082,500)	(4,379,273)	(2,266,484)	(502,884)	(8,983,196)
Net transfers between other subaccounts
or fixed rate option	(175,903)	(1,414,815)	(699,713)	530,372	(2,306,912)
Miscellaneous transactions	(87)	(587)	(417)	17	(1,484)
Other charges	(6,070)	(9,930)	(5,075)	(1,459)	(225,111)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,362,806)	(6,189,972)	(3,034,968)	4,000	(11,593,373)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,843,463	4,526,464	1,702,397	2,000,864	(2,711,924)

NET ASSETS
Beginning of period	22,199,378	40,265,813	24,077,097	6,715,446	93,506,305
End of period	$24,042,841	$44,792,277	$25,779,494	$8,716,310	$90,794,381

Beginning units	8,208,070	15,618,347	13,698,518	5,898,489	30,663,785
Units issued	142,902	107,491	53,304	997,029	526,194
Units redeemed	(914,449)	(2,202,623)	(1,621,744)	(1,000,082)	(4,234,136)
Ending units	7,436,523	13,523,215	12,130,078	5,895,436	26,955,843

The accompanying notes are an integral part of these financial statements.
A 30

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(138,342)	$(1,643,114)	$(490,551)	$(8,474,733)	$(3,762,148)
Capital gains distributions received	95,594	—	—	—	—
Net realized gain (loss) on shares redeemed	316,513	6,819,562	670,861	12,503,854	7,519,542
Net change in unrealized gain (loss) on investments	1,944,720	14,022,323	8,538,555	42,845,304	7,137,267
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,218,485	19,198,771	8,718,865	46,874,425	10,894,661

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	51,242	237,659	87,089	7,962,991	9,178,695
Annuity payments	(123,965)	(546,956)	(270,849)	(348,582)	(164,177)
Surrenders, withdrawals and death benefits	(830,952)	(11,078,177)	(2,988,265)	(31,685,530)	(12,918,452)
Net transfers between other subaccounts
or fixed rate option	(27,563)	(324,598)	(399,586)	97,640,448	(676,864)
Miscellaneous transactions	71	206	(1,568)	(48,508)	(1,445)
Other charges	(28,577)	(263,335)	(76,529)	(5,901,034)	(2,102,084)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(959,744)	(11,975,201)	(3,649,708)	67,619,785	(6,684,327)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,258,741	7,223,570	5,069,157	114,494,210	4,210,334

NET ASSETS
Beginning of period	9,066,913	98,682,778	27,187,752	532,188,733	239,515,128
End of period	$10,325,654	$105,906,348	$32,256,909	$646,682,943	$243,725,462

Beginning units	5,448,988	35,034,627	18,567,619	32,294,384	12,695,924
Units issued	87,146	452,255	558,429	7,564,942	1,762,372
Units redeemed	(593,217)	(4,334,633)	(2,589,727)	(3,833,003)	(2,016,903)
Ending units	4,942,917	31,152,249	16,536,321	36,026,323	12,441,393

The accompanying notes are an integral part of these financial statements.
A 31

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(24,995,774)	$(1,930,750)	$(3,164,791)	$(2,531,018)	$(1,787,640)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	34,416,310	3,999,417	5,683,455	8,370,365	5,764,446
Net change in unrealized gain (loss) on investments	141,018,459	14,802,635	9,422,707	30,927,180	13,495,431
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	150,438,995	16,871,302	11,941,371	36,766,527	17,472,237

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,914,889	5,420,299	14,278,591	5,184,798	2,335,913
Annuity payments	(919,232)	(110,380)	(142,319)	(299,122)	(164,611)
Surrenders, withdrawals and death benefits	(77,449,024)	(5,631,625)	(14,261,303)	(9,612,589)	(6,807,487)
Net transfers between other subaccounts
or fixed rate option	(12,726,040)	5,400,883	6,806,851	9,943,154	975,600
Miscellaneous transactions	2,257	(1,104)	138	(2,151)	408
Other charges	(15,866,502)	(1,070,769)	(1,589,870)	(1,492,897)	(992,873)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(74,043,652)	4,007,304	5,092,088	3,721,193	(4,653,050)

TOTAL INCREASE (DECREASE) IN NET ASSETS	76,395,343	20,878,606	17,033,459	40,487,720	12,819,187

NET ASSETS
Beginning of period	1,487,767,353	113,488,338	202,253,508	141,143,501	106,316,957
End of period	$1,564,162,696	$134,366,944	$219,286,967	$181,631,221	$119,136,144

Beginning units	116,488,803	7,874,619	14,420,674	7,973,595	5,668,838
Units issued	4,729,941	1,389,576	2,856,078	1,585,621	808,592
Units redeemed	(9,866,617)	(1,086,672)	(2,448,039)	(1,360,071)	(1,016,832)
Ending units	111,352,127	8,177,523	14,828,713	8,199,145	5,460,598

The accompanying notes are an integral part of these financial statements.
A 32

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,199,770)	$(8,797,407)	$(5,410,817)	$(9,047,467)	$(6,854,314)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,096,352	15,485,648	22,318,307	3,378,533	32,318,034
Net change in unrealized gain (loss) on investments	693,018	118,481,783	54,936,586	18,655,400	93,180,513
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,589,600	125,170,024	71,844,076	12,986,466	118,644,233

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,593,808	14,006,157	11,092,329	12,846,064	7,748,406
Annuity payments	(112,706)	(511,018)	(158,550)	(237,516)	(304,138)
Surrenders, withdrawals and death benefits	(8,348,912)	(30,833,460)	(22,026,937)	(37,382,586)	(26,553,208)
Net transfers between other subaccounts
or fixed rate option	969,495	9,088,318	273,401	58,808,189	(19,665,931)
Miscellaneous transactions	4,738	861	(1,635)	(1,346)	(2,222)
Other charges	(1,175,667)	(5,231,085)	(4,581,053)	(7,168,822)	(3,930,944)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,069,244)	(13,480,227)	(15,402,445)	26,863,983	(42,708,037)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,520,356	111,689,797	56,441,631	39,850,449	75,936,196

NET ASSETS
Beginning of period	139,959,945	496,877,131	411,063,140	648,214,818	390,226,357
End of period	$144,480,301	$608,566,928	$467,504,771	$688,065,267	$466,162,553

Beginning units	6,920,854	29,784,201	23,496,387	54,222,773	20,368,608
Units issued	1,746,805	3,489,160	2,744,786	7,182,199	2,146,402
Units redeemed	(1,893,103)	(4,034,824)	(3,535,893)	(4,896,735)	(3,896,293)
Ending units	6,774,556	29,238,537	22,705,280	56,508,237	18,618,717

The accompanying notes are an integral part of these financial statements.
A 33

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,186,111)	$(5,753,065)	$(2,522,132)	$(3,814,472)	$(4,355,827)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,339,251	14,686,284	675,713	12,048,621	2,854,502
Net change in unrealized gain (loss) on investments	31,751,714	32,150,415	2,110,710	39,193,962	24,255,155
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	37,904,854	41,083,634	264,291	47,428,111	22,753,830

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,464,434	15,392,484	12,596,291	13,651,525	4,691,421
Annuity payments	(256,547)	(273,034)	(1,701,957)	(124,748)	(336,533)
Surrenders, withdrawals and death benefits	(9,015,521)	(19,908,922)	(19,513,195)	(15,488,730)	(15,766,812)
Net transfers between other subaccounts
or fixed rate option	4,794,955	14,683,951	12,865,397	9,055,395	10,972,234
Miscellaneous transactions	(631)	(4,911)	554	(1,200)	(13,975)
Other charges	(1,370,136)	(3,173,945)	(1,149,050)	(2,164,059)	(2,411,149)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,616,554	6,715,623	3,098,040	4,928,183	(2,864,814)

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,521,408	47,799,257	3,362,331	52,356,294	19,889,016

NET ASSETS
Beginning of period	127,816,684	334,007,338	161,562,136	222,962,239	265,263,467
End of period	$170,338,092	$381,806,595	$164,924,467	$275,318,533	$285,152,483

Beginning units	7,160,873	16,396,073	15,963,197	10,550,552	26,455,163
Units issued	1,559,032	2,877,262	4,671,615	2,361,074	4,757,881
Units redeemed	(1,305,586)	(2,437,175)	(4,337,063)	(2,036,796)	(4,972,420)
Ending units	7,414,319	16,836,160	16,297,749	10,874,830	26,240,624

The accompanying notes are an integral part of these financial statements.
A 34

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(176,978,676)	$(6,158,132)	$(3,497,130)	$(2,346,352)	$(25,180,186)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	199,558,327	14,277,562	5,030,315	467,202	31,702,455
Net change in unrealized gain (loss) on investments	1,402,620,972	72,216,608	49,715,969	2,920,202	168,469,134
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,425,200,623	80,336,038	51,249,154	1,041,052	174,991,403

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	281,106,012	14,153,039	1,587,207	8,476,562	39,381,977
Annuity payments	(3,215,494)	(285,442)	(73,913)	(20,753)	(1,912,946)
Surrenders, withdrawals and death benefits	(516,125,486)	(22,118,441)	(11,859,887)	(8,965,819)	(76,256,411)
Net transfers between other subaccounts
or fixed rate option	24,165,484	19,287,837	27,904,881	17,265,300	(2,937,310)
Miscellaneous transactions	12,681	1,598	(1,785)	(66)	(314)
Other charges	(122,392,756)	(3,794,443)	(1,988,661)	(1,861,488)	(17,448,795)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(336,449,559)	7,244,148	15,567,842	14,893,736	(59,173,799)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,088,751,064	87,580,186	66,816,996	15,934,788	115,817,604

NET ASSETS
Beginning of period	10,599,349,559	360,344,162	178,123,623	172,269,737	1,510,961,842
End of period	$11,688,100,623	$447,924,348	$244,940,619	$188,204,525	$1,626,779,446

Beginning units	735,805,068	22,338,062	16,013,835	17,311,778	123,829,258
Units issued	20,485,535	3,603,684	3,411,678	3,264,096	5,516,626
Units redeemed	(39,115,411)	(3,109,504)	(2,157,355)	(1,789,009)	(10,090,345)
Ending units	717,175,192	22,832,242	17,268,158	18,786,865	119,255,539

The accompanying notes are an integral part of these financial statements.
A 35

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(138,189,100)	$(54,850,471)	$(116,995,442)	$(73,694,953)	$(56,238,173)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	181,555,004	69,810,708	194,137,316	120,360,779	66,050,393
Net change in unrealized gain (loss) on investments	1,210,544,411	313,234,522	837,950,941	311,469,275	474,565,143
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,253,910,315	328,194,759	915,092,815	358,135,101	484,377,363

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	287,028,278	30,337,194	229,549,662	96,337,878	116,944,324
Annuity payments	(2,116,872)	(1,517,091)	(6,468,348)	(3,843,650)	(985,007)
Surrenders, withdrawals and death benefits	(396,176,382)	(171,368,817)	(392,084,709)	(297,829,155)	(163,955,730)
Net transfers between other subaccounts
or fixed rate option	247,336,469	82,693,460	(15,727,870)	266,752,861	2,570,020
Miscellaneous transactions	(20,884)	(13,854)	(22,470)	52,388	(4,956)
Other charges	(83,690,433)	(30,490,399)	(72,618,671)	(43,002,110)	(38,624,501)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	52,360,176	(90,359,507)	(257,372,406)	18,468,212	(84,055,850)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,306,270,491	237,835,252	657,720,409	376,603,313	400,321,513

NET ASSETS
Beginning of period	7,757,048,134	3,099,702,431	7,082,881,507	4,238,526,630	3,336,732,284
End of period	$9,063,318,625	$3,337,537,683	$7,740,601,916	$4,615,129,943	$3,737,053,797

Beginning units	530,110,082	252,678,408	504,035,760	325,237,159	258,492,644
Units issued	36,644,204	18,804,117	19,178,570	40,822,330	11,068,531
Units redeemed	(30,446,911)	(25,657,409)	(33,974,503)	(36,574,069)	(16,063,084)
Ending units	536,307,375	245,825,116	489,239,827	329,485,420	253,498,091

The accompanying notes are an integral part of these financial statements.
A 36

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(189,687,791)	$(103,205,489)	$(11,557,206)	$(2,458,435)	$(3,655,765)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	132,699,652	151,763,120	42,582,216	—	10,902,475
Net change in unrealized gain (loss) on investments	1,628,456,662	865,611,604	188,363,892	—	38,659,102
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,571,468,523	914,169,235	219,388,902	(2,458,435)	45,905,812

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	292,796,780	128,817,569	30,432,585	30,041,556	8,031,442
Annuity payments	(1,993,143)	(2,547,634)	(615,646)	(266,776)	(99,201)
Surrenders, withdrawals and death benefits	(540,086,363)	(303,762,527)	(46,416,656)	(718,641,336)	(14,313,672)
Net transfers between other subaccounts
or fixed rate option	5,636,569,975	(27,207,938)	35,858,162	663,327,255	12,676,322
Miscellaneous transactions	(3,386)	(13,369)	(4,713)	(10,073)	(890)
Other charges	(131,232,696)	(69,920,100)	(6,265,903)	(1,250,200)	(1,913,019)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,256,051,167	(274,633,999)	12,987,829	(26,799,574)	4,380,982

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,827,519,690	639,535,236	232,376,731	(29,258,009)	50,286,794

NET ASSETS
Beginning of period	7,626,845,023	6,167,028,676	601,543,518	229,530,584	205,700,199
End of period	$14,454,364,713	$6,806,563,912	$833,920,249	$200,272,575	$255,986,993

Beginning units	522,510,542	426,322,108	29,887,427	25,161,438	10,539,718
Units issued	388,634,766	10,203,154	5,456,765	34,561,190	2,058,145
Units redeemed	(45,400,230)	(26,350,525)	(4,557,267)	(37,605,910)	(1,783,673)
Ending units	865,745,078	410,174,737	30,786,925	22,116,718	10,814,190

The accompanying notes are an integral part of these financial statements.
A 37

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(27,063,367)	$(2,025,361)	$(2,777,815)	$(33,151,053)	$(11,118,562)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,119,726	2,357,181	9,937,723	20,223,486	6,817,878
Net change in unrealized gain (loss) on investments	59,621,413	25,020,362	60,000,996	73,276,762	33,920,306
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,677,772	25,352,182	67,160,904	60,349,195	29,619,622

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,488,253	5,390,732	8,061,493	22,795	13,683,028
Annuity payments	(1,745,034)	(72,222)	(33,761)	(221,771)	(1,752,418)
Surrenders, withdrawals and death benefits	(108,112,964)	(8,394,158)	(10,653,724)	(99,836,724)	(49,469,516)
Net transfers between other subaccounts
or fixed rate option	156,359,671	6,917,503	10,830,196	(1,649,859,719)	122,377,493
Miscellaneous transactions	317	704	(1,437)	14,412	(4,990)
Other charges	(15,463,880)	(1,026,001)	(2,726,610)	(23,484,631)	(6,371,611)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	47,526,363	2,816,558	5,476,157	(1,773,365,638)	78,461,986

TOTAL INCREASE (DECREASE) IN NET ASSETS	92,204,135	28,168,740	72,637,061	(1,713,016,443)	108,081,608

NET ASSETS
Beginning of period	1,625,407,883	119,787,625	196,951,749	2,963,395,558	615,289,540
End of period	$1,717,612,018	$147,956,365	$269,588,810	$1,250,379,115	$723,371,148

Beginning units	143,733,741	11,324,340	17,977,289	229,222,428	50,539,798
Units issued	17,467,858	1,797,172	3,449,678	63,062,195	12,529,102
Units redeemed	(13,269,432)	(1,638,524)	(3,209,040)	(200,341,806)	(6,216,965)
Ending units	147,932,167	11,482,988	18,217,927	91,942,817	56,851,935
The accompanying notes are an integral part of these financial statements.
A 38

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(1,372,913)	$(229,802)	$(1,209,492)	$(3,443,264)	$(5,205,145)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	748,241	82,444	1,548,728	3,222,992	15,972,862
Net change in unrealized gain (loss) on investments	(350,682)	16,149	6,211,818	44,707,417	23,261,770
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(975,354)	(131,209)	6,551,054	44,487,145	34,029,487

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	1,464,603	2,261,311	12,304,928
Annuity payments	—	—	(10,021)	(152,969)	(296,650)
Surrenders, withdrawals and death benefits	(13,640,372)	(1,924,320)	(4,371,975)	(10,405,248)	(18,540,187)
Net transfers between other subaccounts
or fixed rate option	42,427,435	(1,161,241)	3,569,374	33,834,595	16,056,922
Miscellaneous transactions	(672)	(105)	208	(499)	(1,387)
Other charges	(35,053)	(4,938)	(688,991)	(2,165,194)	(3,074,905)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,751,338	(3,090,604)	(36,802)	23,371,996	6,448,721

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,775,984	(3,221,813)	6,514,252	67,859,141	40,478,208

NET ASSETS
Beginning of period	60,356,622	12,094,158	71,984,180	172,459,595	314,315,308
End of period	$88,132,606	$8,872,345	$78,498,432	$240,318,736	$354,793,516

Beginning units	5,248,240	1,014,457	4,912,337	19,509,330	15,081,499
Units issued	4,019,012	50,827	818,933	5,540,527	2,924,140
Units redeemed	(1,434,373)	(310,584)	(817,920)	(3,184,357)	(2,485,418)
Ending units	7,832,879	754,700	4,913,350	21,865,500	15,520,221

The accompanying notes are an integral part of these financial statements.
A 39

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	4/28/2017**	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(28,263,240)	$(64,052,981)	$(37,706,532)	$(33,577,929)	$(5,719)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,014,897,665	63,773,804	38,412,419	29,624,224	23,380
Net change in unrealized gain (loss) on investments	(773,872,702)	560,314,925	336,068,961	216,531,951	59,743
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	212,761,723	560,035,748	336,774,848	212,578,246	77,404

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	35,523,128	106,644,068	105,687,953	67,152,085	—
Annuity payments	(363,070)	(671,902)	(307,720)	(577,223)	—
Surrenders, withdrawals and death benefits	(73,112,976)	(182,571,367)	(95,198,072)	(98,075,414)	(61,090)
Net transfers between other subaccounts
or fixed rate option	(5,437,687,414)	25,693,821	50,262,713	380,487,920	(59,691)
Miscellaneous transactions	(1,894)	1,108	(1,316)	125	—
Other charges	(19,677,589)	(47,912,483)	(26,811,579)	(24,903,159)	(3,215)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,495,319,815)	(98,816,755)	33,631,979	324,084,334	(123,996)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,282,558,092)	461,218,993	370,406,827	536,662,580	(46,592)

NET ASSETS
Beginning of period	5,282,558,092	3,900,807,598	2,207,521,959	1,819,141,720	566,552
End of period	$—	$4,362,026,591	$2,577,928,786	$2,355,804,300	$519,960

Beginning units	371,620,414	310,670,767	161,567,047	149,330,877	24,640
Units issued	6,701,396	11,754,372	11,796,909	39,063,757	6,257
Units redeemed	(378,321,810)	(18,104,102)	(8,366,177)	(11,522,799)	(11,665)
Ending units	—	304,321,037	164,997,779	176,871,835	19,232

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 40

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(1,433)	$(10,332)	$(24,686)	$(5,343)	$(9,040)
Capital gains distributions received	10,895	—	111,608	—	59,461
Net realized gain (loss) on shares redeemed	25,563	55,712	98,215	30,062	11,741
Net change in unrealized gain (loss) on investments	65,670	127,809	131,949	89,582	36,937
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	100,695	173,189	317,086	114,301	99,099

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	11,545	15,677	11,980	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(20,719)	(153,578)	(159,337)	(13,685)	(73,872)
Net transfers between other subaccounts
or fixed rate option	(171,291)	395,341	15,674	301,832	68,377
Miscellaneous transactions	(589)	(62)	(396)	—	—
Other charges	(7,122)	(9,185)	(14,277)	(4,584)	(5,344)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(199,721)	244,061	(142,659)	295,543	(10,839)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(99,026)	417,250	174,427	409,844	88,260

NET ASSETS
Beginning of period	878,024	834,278	1,697,616	399,398	557,065
End of period	$778,998	$1,251,528	$1,872,043	$809,242	$645,325

Beginning units	48,679	70,169	82,182	23,130	31,628
Units issued	9,600	44,691	14,512	24,235	7,799
Units redeemed	(20,144)	(27,910)	(20,645)	(9,224)	(7,837)
Ending units	38,135	86,950	76,049	38,141	31,590

The accompanying notes are an integral part of these financial statements.
A 41

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(4,804)	$(2,083)	$(7,873)	$(3,423)	$4,028
Capital gains distributions received	28,467	14,895	66,426	3,030	6,945
Net realized gain (loss) on shares redeemed	19,329	35,761	22,044	12,934	14,854
Net change in unrealized gain (loss) on investments	(3,391)	(29,504)	7,137	18,733	(30,239)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	39,601	19,069	87,734	31,274	(4,412)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	31,451	12,600	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(30,122)	(179,180)	(128,244)	(91,522)	(13,659)
Net transfers between other subaccounts
or fixed rate option	(22,559)	(32,153)	(1,237)	164,495	(105,165)
Miscellaneous transactions	(3)	(252)	—	—	52
Other charges	(3,818)	(2,271)	(5,743)	(2,653)	(812)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(56,502)	(213,856)	(103,773)	82,920	(119,584)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,901)	(194,787)	(16,039)	114,194	(123,996)

NET ASSETS
Beginning of period	487,177	446,045	825,233	240,194	248,321
End of period	$470,276	$251,258	$809,194	$354,388	$124,325

Beginning units	27,501	32,649	39,140	13,026	15,850
Units issued	12,066	13,914	11,554	12,144	2,923
Units redeemed	(14,966)	(29,352)	(15,760)	(8,166)	(9,327)
Ending units	24,601	17,211	34,934	17,004	9,446

The accompanying notes are an integral part of these financial statements.
A 42

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	4/28/2017**	12/31/2017

OPERATIONS
Net investment income (loss)	$5,851	$(15,192)	$(3,298)	$(486,104)	$(3,038,701)
Capital gains distributions received	21,138	43,678	—	—	—
Net realized gain (loss) on shares redeemed	46,050	79,033	41,917	23,505,324	9,625,807
Net change in unrealized gain (loss) on investments	(14,236)	116,982	61,713	(19,824,682)	50,606,197
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	58,803	224,501	100,332	3,194,538	57,193,303

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,000	—	—	1,213,985	8,274,558
Annuity payments	—	—	—	(5,168)	(345,690)
Surrenders, withdrawals and death benefits	(45,591)	(124,159)	(17,776)	(1,693,720)	(11,575,011)
Net transfers between other subaccounts
or fixed rate option	(246,495)	(85,186)	(137,310)	(90,912,840)	14,315,422
Miscellaneous transactions	(508)	(1)	(1)	497	(3,057)
Other charges	(4,705)	(7,994)	(6,831)	(272,968)	(1,810,313)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(291,299)	(217,340)	(161,918)	(91,670,214)	8,855,909

TOTAL INCREASE (DECREASE) IN NET ASSETS	(232,496)	7,161	(61,586)	(88,475,676)	66,049,212

NET ASSETS
Beginning of period	807,013	1,017,622	942,477	88,475,676	164,028,781
End of period	$574,517	$1,024,783	$880,891	$—	$230,077,993

Beginning units	51,008	60,211	65,291	5,536,066	9,078,252
Units issued	6,623	8,033	3,713	496,638	2,070,861
Units redeemed	(22,880)	(18,805)	(13,298)	(6,032,704)	(1,582,780)
Ending units	34,751	49,439	55,706	—	9,566,333

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 43

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(317,248)	$(1,117,957)	$(1,485,950)	$3,819	$(12,089)
Capital gains distributions received	—	—	—	—	26,140
Net realized gain (loss) on shares redeemed	403,753	2,047,979	1,514,115	1,111	9,951
Net change in unrealized gain (loss) on investments	(202,397)	(1,589,239)	(354,439)	48,321	213,821
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(115,892)	(659,217)	(326,274)	53,251	237,823

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	3,000	—
Annuity payments	—	(14,513)	(33,678)	—	—
Surrenders, withdrawals and death benefits	(2,344,884)	(4,187,133)	(8,057,083)	(14,035)	(22,974)
Net transfers between other subaccounts
or fixed rate option	(7,349,245)	(63,669,240)	(19,462,714)	734	(34,494)
Miscellaneous transactions	49	1,086	620	—	25
Other charges	(6,140)	(37,628)	(41,298)	(703)	(2,611)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(9,700,220)	(67,907,428)	(27,594,153)	(11,004)	(60,054)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,816,112)	(68,566,645)	(27,920,427)	42,247	177,769

NET ASSETS
Beginning of period	18,823,994	70,432,053	76,946,121	237,488	750,391
End of period	$9,007,882	$1,865,408	$49,025,694	$279,735	$928,160

Beginning units	1,552,462	6,458,633	6,205,994	15,163	246,748
Units issued	28,948	17,646	235,224	455	649
Units redeemed	(826,715)	(6,305,169)	(2,428,155)	(1,097)	(17,578)
Ending units	754,695	171,110	4,013,063	14,521	229,819

The accompanying notes are an integral part of these financial statements.
A 44

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(6,961)	$(1,060,063)	$(14,316,078)	$(29,906,023)	$(11,524)
Capital gains distributions received	12,059	—	—	—	121,631
Net realized gain (loss) on shares redeemed	14,271	827,043	19,713,127	33,719,973	31,845
Net change in unrealized gain (loss) on investments	66,439	87,832	144,158,672	190,871,692	111,527
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	85,808	(145,188)	149,555,721	194,685,642	253,479

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	136,830,186	81,135,592	—
Annuity payments	—	—	(27,072)	(2,364,147)	—
Surrenders, withdrawals and death benefits	(49,272)	(4,649,056)	(72,041,861)	(96,595,882)	(78,310)
Net transfers between other subaccounts
or fixed rate option	(22,302)	(21,254,990)	23,381,130	2,245,325	(21,778)
Miscellaneous transactions	(22)	(552)	66,262	10,417	—
Other charges	(466)	(35,600)	(1,525,220)	(19,289,580)	(2,119)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(72,062)	(25,940,198)	86,683,425	(34,858,275)	(102,207)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,746	(26,085,386)	236,239,146	159,827,367	151,272

NET ASSETS
Beginning of period	389,391	62,227,719	867,292,614	1,812,804,594	1,419,339
End of period	$403,137	$36,142,333	$1,103,531,760	$1,972,631,961	$1,570,611

Beginning units	21,863	5,334,309	67,998,532	159,342,936	78,706
Units issued	17	245,725	11,052,777	8,631,650	124
Units redeemed	(3,600)	(2,455,428)	(4,804,043)	(11,525,287)	(5,428)
Ending units	18,280	3,124,606	74,247,266	156,449,299	73,402

The accompanying notes are an integral part of these financial statements.
A 45

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(3,634,909)	$(195,165)	$(8,828,667)	$(56,082)	$(2,103,527)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,701,692	(23,310)	8,496,379	86,116	3,372,517
Net change in unrealized gain (loss) on investments	13,123,383	234,314	79,911,376	400,652	19,305,307
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,190,166	15,839	79,579,088	430,686	20,574,297

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,715,147	—	37,385,895	1,428,481	10,143,173
Annuity payments	(86,078)	—	(91,395)	—	(13,172)
Surrenders, withdrawals and death benefits	(17,135,037)	(1,602,361)	(28,350,582)	(376,624)	(8,083,074)
Net transfers between other subaccounts
or fixed rate option	40,559,167	(4,161,916)	20,478,342	948,498	30,571,496
Miscellaneous transactions	(186)	—	(4,078)	(24)	(487)
Other charges	(2,865,706)	(5,272)	(6,977,840)	(19,514)	(1,199,469)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	33,187,307	(5,769,549)	22,440,342	1,980,817	31,418,467

TOTAL INCREASE (DECREASE) IN NET ASSETS	44,377,473	(5,753,710)	102,019,430	2,411,503	51,992,764

NET ASSETS
Beginning of period	250,514,242	12,900,729	526,895,616	4,761,643	114,425,227
End of period	$294,891,715	$7,147,019	$628,915,046	$7,173,146	$166,417,991

Beginning units	23,109,898	1,278,693	43,064,173	477,807	7,262,169
Units issued	5,945,802	77,911	5,273,008	297,682	3,267,174
Units redeemed	(2,941,489)	(647,295)	(3,428,036)	(114,862)	(1,399,744)
Ending units	26,114,211	709,309	44,909,145	660,627	9,129,599

The accompanying notes are an integral part of these financial statements.
A 46

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	4/28/2017**	12/31/2017

OPERATIONS
Net investment income (loss)	$(136,143)	$(164,139)	$(2,009,457)	$(15,448)	$(148,497,444)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	62,561	314,013	4,074,766	393,653	2,365,382
Net change in unrealized gain (loss) on investments	(59,435)	4,026,088	17,949,390	207,125	647,191,220
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(133,017)	4,175,962	20,014,699	585,330	501,059,158

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	5,515,643	6,655,837	354,253	1,700,066,752
Annuity payments	—	—	(87,335)	—	(295,518)
Surrenders, withdrawals and death benefits	(3,558,735)	(1,119,991)	(8,197,774)	(227,038)	(408,496,632)
Net transfers between other subaccounts
or fixed rate option	17,192,057	12,912,362	13,597,030	(5,117,256)	15,375,182
Miscellaneous transactions	16	400	1,647	99	81,261
Other charges	(1,846)	(59,852)	(1,129,100)	(5,861)	(1,053,236)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	13,631,492	17,248,562	10,840,305	(4,995,803)	1,305,677,809

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,498,475	21,424,524	30,855,004	(4,410,473)	1,806,736,967

NET ASSETS
Beginning of period	2,283,950	5,865,446	111,579,556	4,410,473	6,908,726,072
End of period	$15,782,425	$27,289,970	$142,434,560	$—	$8,715,463,039

Beginning units	231,276	636,365	8,006,604	523,530	655,377,516
Units issued	1,767,421	1,835,897	2,579,500	96,117	123,913,254
Units redeemed	(384,739)	(266,171)	(1,817,306)	(619,647)	(4,174,865)
Ending units	1,613,958	2,206,091	8,768,798	—	775,115,905

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 47

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	4/28/2017**	4/28/2017**	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(1,685,205)	$(1,868,174)	$(138,737)	$(96,778)	$(164,250)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	35,682,564	24,840,641	216,732	255,008	284,564
Net change in unrealized gain (loss) on investments	(21,823,812)	(15,214,461)	2,614,664	1,905,150	(85,016)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	12,173,547	7,758,006	2,692,659	2,063,380	35,298

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,047,330	9,374,837	4,515,307	2,143,963	—
Annuity payments	(69,481)	(120,163)	—	—	—
Surrenders, withdrawals and death benefits	(4,247,249)	(13,963,427)	(430,681)	(413,322)	(2,060,077)
Net transfers between other subaccounts
or fixed rate option	(350,561,929)	(383,803,859)	1,000,943	659,789	(4,384,282)
Miscellaneous transactions	(72)	1,715	(10,124)	(20,097)	(2,114)
Other charges	(1,407,215)	(1,457,606)	(45,309)	(41,552)	(2,826)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(341,238,616)	(389,968,503)	5,030,136	2,328,781	(6,449,299)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(329,065,069)	(382,210,497)	7,722,795	4,392,161	(6,414,001)

NET ASSETS
Beginning of period	329,065,069	382,210,497	9,886,681	8,567,441	11,494,782
End of period	$—	$—	$17,609,476	$12,959,602	$5,080,781

Beginning units	29,655,807	37,614,800	711,832	603,848	1,025,175
Units issued	2,222,322	1,833,454	436,963	261,405	237,486
Units redeemed	(31,878,129)	(39,448,254)	(82,524)	(106,810)	(805,730)
Ending units	—	—	1,066,271	758,443	456,931

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A 48

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(14,459,146)	$(157,964)	$(268,975)	$(379,869)	$(215,082)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,114,442	190,703	335,549	399,229	192,220
Net change in unrealized gain (loss) on investments	179,391,992	3,574,051	6,873,069	9,303,221	1,679,691
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	167,047,288	3,606,790	6,939,643	9,322,581	1,656,829

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	288,333,981	3,718,648	9,501,690	12,470,665	7,518,431
Annuity payments	(27,497)	—	—	—	—
Surrenders, withdrawals and death benefits	(19,466,413)	(789,823)	(1,438,142)	(1,914,815)	(1,662,711)
Net transfers between other subaccounts
or fixed rate option	96,864,453	927,055	1,835,432	(7,002)	384,338
Miscellaneous transactions	3,367	(707)	753	(9)	610
Other charges	(13,103,167)	(147,544)	(250,192)	(356,225)	(207,025)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	352,604,724	3,707,629	9,649,541	10,192,614	6,033,643

TOTAL INCREASE (DECREASE) IN NET ASSETS	519,652,012	7,314,419	16,589,184	19,515,195	7,690,472

NET ASSETS
Beginning of period	774,985,523	21,112,773	35,120,107	52,330,363	29,714,175
End of period	$1,294,637,535	$28,427,192	$51,709,291	$71,845,558	$37,404,647

Beginning units	70,774,574	1,991,749	3,210,941	4,706,386	2,927,748
Units issued	29,871,443	473,781	1,037,037	1,159,013	925,540
Units redeemed	(1,082,368)	(153,561)	(238,196)	(307,186)	(358,811)
Ending units	99,563,649	2,311,969	4,009,782	5,558,213	3,494,477

The accompanying notes are an integral part of these financial statements.
A 49

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(92,875)	$(136,195)	$(168,797)	$(15,275)	$(24,512)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	40,905	204,484	120,725	78,643	28,040
Net change in unrealized gain (loss) on investments	1,044,132	4,719,954	851,972	(146,068)	645,387
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	992,162	4,788,243	803,900	(82,700)	648,915

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,392,264	6,318,210	6,491,049	595,879	1,608,324
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(863,555)	(805,175)	(1,770,577)	(90,139)	(154,609)
Net transfers between other subaccounts
or fixed rate option	852,383	1,106,707	700,147	(1,119,337)	(22,484)
Miscellaneous transactions	103	(3,561)	1,315	(131)	—
Other charges	(89,807)	(125,858)	(163,355)	(14,422)	(22,206)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,291,388	6,490,323	5,258,579	(628,150)	1,409,025

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,283,550	11,278,566	6,062,479	(710,850)	2,057,940

NET ASSETS
Beginning of period	13,426,454	17,828,074	23,448,932	3,077,138	3,029,100
End of period	$17,710,004	$29,106,640	$29,511,411	$2,366,288	$5,087,040

Beginning units	1,414,258	1,691,227	2,323,837	293,242	303,282
Units issued	446,078	672,734	873,428	81,289	174,716
Units redeemed	(117,583)	(127,936)	(365,571)	(141,013)	(46,905)
Ending units	1,742,753	2,236,025	2,831,694	233,518	431,093
The accompanying notes are an integral part of these financial statements.
A 50

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(27,491)	$(3,277,165)	$(2,067,649)	$(13,263)	$(6,002)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,569	463,554	(1,036,255)	14,807	1,587
Net change in unrealized gain (loss) on investments	(24,499)	30,942,451	4,496,268	30,315	18,577
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(44,421)	28,128,840	1,392,364	31,859	14,162

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,196,415	83,559,430	—	2,152,069	366,971
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(266,332)	(2,985,098)	(12,721,274)	(119,248)	(18,413)
Net transfers between other subaccounts
or fixed rate option	(263,359)	24,194,251	(30,169,454)	(538,437)	73,656
Miscellaneous transactions	59	1,039	950	(102)	141
Other charges	(26,220)	(3,001,402)	(38,237)	(11,690)	(5,654)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	640,563	101,768,220	(42,928,015)	1,482,592	416,701

TOTAL INCREASE (DECREASE) IN NET ASSETS	596,142	129,897,060	(41,535,651)	1,514,451	430,863

NET ASSETS
Beginning of period	4,120,360	167,802,105	122,481,970	1,458,188	795,986
End of period	$4,716,502	$297,699,165	$80,946,319	$2,972,639	$1,226,849

Beginning units	432,120	16,089,536	12,369,597	139,053	76,718
Units issued	178,691	9,528,461	5,291,798	246,441	51,175
Units redeemed	(112,571)	(377,153)	(9,502,930)	(107,387)	(11,390)
Ending units	498,240	25,240,844	8,158,465	278,107	116,503

The accompanying notes are an integral part of these financial statements.
A 51

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(6,943)	$(8,330)	$(14,148)	$(10,827)	$(21,115)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	188	3,773	10,198	(775)	42,851
Net change in unrealized gain (loss) on investments	725	29,521	270,524	22,824	668,563
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,030)	24,964	266,574	11,222	690,299

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	341,632	258,179	911,545	436,410	3,690,139
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(35,959)	(64,129)	(63,649)	(61,578)	(97,514)
Net transfers between other subaccounts
or fixed rate option	122,097	(88,110)	423,266	126,941	731,276
Miscellaneous transactions	83	959	43	(18)	(513)
Other charges	(6,547)	(7,594)	(12,424)	(10,036)	(18,591)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	421,306	99,305	1,258,781	491,719	4,304,797

TOTAL INCREASE (DECREASE) IN NET ASSETS	415,276	124,269	1,525,355	502,941	4,995,096

NET ASSETS
Beginning of period	890,428	1,420,711	1,482,879	1,325,975	1,797,062
End of period	$1,305,704	$1,544,980	$3,008,234	$1,828,916	$6,792,158

Beginning units	97,386	137,880	150,555	145,299	191,377
Units issued	56,849	47,345	136,147	75,949	434,577
Units redeemed	(10,494)	(37,813)	(15,331)	(21,997)	(42,727)
Ending units	143,741	147,412	271,371	199,251	583,227

The accompanying notes are an integral part of these financial statements.
A 52

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(31,273)	$(15,207)	$(69,155)	$239,640	$264,691
Capital gains distributions received	—	—	—	398,334	75,947
Net realized gain (loss) on shares redeemed	11,733	27,094	143,451	172,253	139,864
Net change in unrealized gain (loss) on investments	102,568	303,867	1,292,402	2,415,679	289,511
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	83,028	315,754	1,366,698	3,225,906	770,013

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,667,796	2,156,150	4,250,426	11,698,791	3,350,169
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(206,536)	(414,640)	(412,509)	(657,297)	(1,157,678)
Net transfers between other subaccounts
or fixed rate option	662,788	389,644	556,819	17,663	721,132
Miscellaneous transactions	(328)	(37)	(160)	1,061	744
Other charges	(29,514)	(13,785)	(64,030)	(150,789)	(41,694)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,094,206	2,117,332	4,330,546	10,909,429	2,872,673

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,177,234	2,433,086	5,697,244	14,135,335	3,642,686

NET ASSETS
Beginning of period	3,850,955	1,199,547	7,334,856	20,630,840	5,614,389
End of period	$6,028,189	$3,632,633	$13,032,100	$34,766,175	$9,257,075

Beginning units	396,193	119,550	697,714	2,005,555	530,572
Units issued	256,179	239,779	537,694	1,276,909	415,279
Units redeemed	(43,834)	(40,267)	(138,505)	(291,924)	(155,365)
Ending units	608,538	319,062	1,096,903	2,990,540	790,486

The accompanying notes are an integral part of these financial statements.
A 53

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
	1/1/2017	1/1/2017	1/3/2017*
	to	to	to
	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,293,782)	$(47,194)	$(13,436)
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	(2,371,158)	227,247	92
Net change in unrealized gain (loss) on investments	6,472,532	1,994,121	(5,224)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,807,592	2,174,174	(18,568)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	25,739	—
Annuity payments	—	(70,172)	—
Surrenders, withdrawals and death benefits	(15,863,811)	(944,272)	(17,752)
Net transfers between other subaccounts
or fixed rate option	(32,938,719)	524,755	2,255,509
Miscellaneous transactions	3,647	323	—
Other charges	(50,536)	(25,956)	(238)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(48,849,419)	(489,583)	2,237,519

TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,041,827)	1,684,591	2,218,951

NET ASSETS
Beginning of period	134,672,352	5,695,940	—
End of period	$87,630,525	$7,380,531	$2,218,951

Beginning units	13,680,240	585,415	—
Units issued	6,263,872	73,510	251,409
Units redeemed	(11,076,611)	(112,348)	(29,133)
Ending units	8,867,501	546,577	222,276

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 54

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,415,982)	$(2,204,243)	$(2,349,213)	$(159,895)	$(208,183)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,962,348	6,599,432	590,054	813,920
Net change in unrealized gain (loss) on investments	—	6,906,494	(1,236,079)	355,892	234,651
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,415,982)	6,664,599	3,014,140	786,051	840,388

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,153,713	955,460	414,880	19,928	44,537
Annuity payments	(2,203,915)	(1,318,525)	(881,938)	(67,962)	(229,470)
Surrenders, withdrawals and death benefits	(13,984,325)	(18,117,025)	(16,094,372)	(1,143,647)	(1,617,550)
Net transfers between other subaccounts
or fixed rate option	5,783,429	517,542	(2,505,288)	(512,238)	(388,008)
Miscellaneous transactions	24,107	(1,739)	285	79	400
Other charges	(131,534)	(45,086)	(155,682)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(9,358,525)	(18,009,373)	(19,222,115)	(1,703,840)	(2,190,091)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,774,507)	(11,344,774)	(16,207,975)	(917,789)	(1,349,703)

NET ASSETS
Beginning of period	107,185,401	159,894,031	178,478,525	12,196,240	15,669,048
End of period	$96,410,894	$148,549,257	$162,270,550	$11,278,451	$14,319,345

Beginning units	92,559,281	64,210,836	62,095,182	4,416,687	6,143,761
Units issued	14,510,027	766,733	288,016	30,511	34,589
Units redeemed	(22,247,217)	(7,676,573)	(7,123,316)	(630,876)	(871,449)
Ending units	84,822,091	57,300,996	55,259,882	3,816,322	5,306,901

The accompanying notes are an integral part of these financial statements.
A 55

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,375,020)	$7,405,697	$(49,055)	$988,392	$(781,840)
Capital gains distributions received	—	—	—	13,200,123	—
Net realized gain (loss) on shares redeemed	7,087,142	(1,958,636)	(233,985)	10,996,202	1,800,923
Net change in unrealized gain (loss) on investments	16,797,157	14,811,655	1,048,354	917,248	415,856
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,509,279	20,258,716	765,314	26,101,965	1,434,939

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,200,741	604,172	20,000	909,610	162,345
Annuity payments	(1,640,060)	(1,060,435)	(16,726)	(1,337,768)	(256,392)
Surrenders, withdrawals and death benefits	(22,689,755)	(17,765,247)	(414,161)	(26,262,963)	(4,301,241)
Net transfers between other subaccounts
or fixed rate option	(3,594,263)	(3,118,449)	(85,370)	(3,079,316)	(1,176,558)
Miscellaneous transactions	(374)	(6,370)	(1,626)	(2,226)	(387)
Other charges	(346,259)	(221,739)	—	(345,015)	(69,085)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,069,970)	(21,568,068)	(497,883)	(30,117,678)	(5,641,318)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,560,691)	(1,309,352)	267,431	(4,015,713)	(4,206,379)

NET ASSETS
Beginning of period	238,363,779	150,112,838	3,397,080	277,103,597	56,279,684
End of period	$231,803,088	$148,803,486	$3,664,511	$273,087,884	$52,073,305

Beginning units	88,795,261	36,941,514	780,775	101,975,273	25,079,500
Units issued	1,030,494	363,366	10,339	2,140,150	302,709
Units redeemed	(10,863,947)	(5,471,190)	(109,872)	(12,919,087)	(2,782,192)
Ending units	78,961,808	31,833,690	681,242	91,196,336	22,600,017

The accompanying notes are an integral part of these financial statements.
A 56

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,729,468)	$(749,011)	$(62,267)	$578,507	$(472,755)
Capital gains distributions received	—	—	633,751	6,119,764	4,918,295
Net realized gain (loss) on shares redeemed	18,006,727	3,488,108	194,971	2,053,725	2,743,348
Net change in unrealized gain (loss) on investments	(21,795,481)	9,477,839	(635,256)	1,413,941	(1,017,767)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,518,222)	12,216,936	131,199	10,165,937	6,171,121

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	858,901	83,522	21,091	160,150	239,454
Annuity payments	(2,384,828)	(405,953)	(64,618)	(492,171)	(1,216,995)
Surrenders, withdrawals and death benefits	(24,814,005)	(4,957,581)	(1,283,138)	(5,010,499)	(7,272,870)
Net transfers between other subaccounts
or fixed rate option	(5,916,854)	(1,187,683)	(124,436)	(331,061)	(1,481,502)
Miscellaneous transactions	(5,483)	1,669	(2,874)	1,806	(825)
Other charges	(268,902)	(13,573)	(4,830)	(16,779)	(31,177)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(32,531,171)	(6,479,599)	(1,458,805)	(5,688,554)	(9,763,915)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(40,049,393)	5,737,337	(1,327,606)	4,477,383	(3,592,794)

NET ASSETS
Beginning of period	287,288,500	53,804,558	18,591,683	61,636,157	75,202,721
End of period	$247,239,107	$59,541,895	$17,264,077	$66,113,540	$71,609,927

Beginning units	90,876,999	12,245,293	11,740,419	20,666,734	30,182,742
Units issued	863,422	274,055	382,014	328,669	64,994
Units redeemed	(11,400,413)	(1,650,899)	(1,235,512)	(2,143,619)	(3,761,551)
Ending units	80,340,008	10,868,449	10,886,921	18,851,784	26,486,185

The accompanying notes are an integral part of these financial statements.
A 57

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS Research Series (Initial Class)	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(452,830)	$1,963,289	$(105,876)	$(740,446)	$87,834
Capital gains distributions received	3,230,319	1,484,018	1,718,686	3,283,816	—
Net realized gain (loss) on shares redeemed	510,837	(1,718,607)	751,686	2,726,016	980,734
Net change in unrealized gain (loss) on investments	(3,837,072)	(6,554,254)	(1,160,657)	(4,774,216)	3,349,662
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(548,746)	(4,825,554)	1,203,839	495,170	4,418,230

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	354,287	243,449	22,163	202,300	64,148
Annuity payments	(274,176)	(412,718)	(155,562)	(285,146)	(112,131)
Surrenders, withdrawals and death benefits	(6,048,682)	(4,775,401)	(1,660,214)	(5,449,510)	(2,382,973)
Net transfers between other subaccounts
or fixed rate option	(820,737)	(134,198)	(545,399)	(1,295,958)	547,941
Miscellaneous transactions	1,018	2,884	1,056	2,423	(786)
Other charges	(20,524)	(19,333)	(5,384)	(19,159)	(6,383)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,808,814)	(5,095,317)	(2,343,340)	(6,845,050)	(1,890,184)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,357,560)	(9,920,871)	(1,139,501)	(6,349,880)	2,528,046

NET ASSETS
Beginning of period	57,068,864	61,960,226	18,118,528	58,697,974	24,981,071
End of period	$49,711,304	$52,039,355	$16,979,027	$52,348,094	$27,509,117

Beginning units	21,938,973	20,848,615	6,864,562	20,030,637	8,164,414
Units issued	248,752	180,892	103,571	126,686	504,663
Units redeemed	(2,845,617)	(2,046,972)	(968,297)	(2,480,463)	(1,106,724)
Ending units	19,342,108	18,982,535	5,999,836	17,676,860	7,562,353

The accompanying notes are an integral part of these financial statements.
A 58

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(318,647)	$(582,403)	$(38,177)	$(99,934)	$(1,351,893)
Capital gains distributions received	2,698,926	—	3,467,792	837,523	—
Net realized gain (loss) on shares redeemed	(978,975)	2,972,806	(473,805)	500,861	5,110,328
Net change in unrealized gain (loss) on investments	(840,012)	(2,503,299)	(691,676)	(1,237,826)	14,661,874
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	561,292	(112,896)	2,264,134	624	18,420,309

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	43,495	46,606	14,168	7,511	390,407
Annuity payments	(225,507)	(135,731)	(139,434)	(30,250)	(336,731)
Surrenders, withdrawals and death benefits	(2,098,059)	(3,963,044)	(2,120,193)	(1,129,740)	(7,477,077)
Net transfers between other subaccounts
or fixed rate option	(787,445)	(2,103,525)	(1,199,526)	(212,064)	(2,979,735)
Miscellaneous transactions	(1,251)	(606)	(23)	209	(4,200)
Other charges	(8,522)	(11,302)	(5,964)	(1,563)	(227,581)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,077,289)	(6,167,602)	(3,450,972)	(1,365,897)	(10,634,917)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,515,997)	(6,280,498)	(1,186,838)	(1,365,273)	7,785,392

NET ASSETS
Beginning of period	24,715,375	46,546,311	25,263,935	8,080,719	85,720,913
End of period	$22,199,378	$40,265,813	$24,077,097	$6,715,446	$93,506,305

Beginning units	9,396,358	18,090,308	15,857,430	7,167,041	34,694,793
Units issued	62,136	65,099	38,794	596,329	602,509
Units redeemed	(1,250,424)	(2,537,060)	(2,197,706)	(1,864,881)	(4,633,517)
Ending units	8,208,070	15,618,347	13,698,518	5,898,489	30,663,785

The accompanying notes are an integral part of these financial statements.
A 59

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(123,217)	$(1,601,742)	$(464,087)	$(7,074,370)	$(3,657,305)
Capital gains distributions received	609,785	—	—	—	—
Net realized gain (loss) on shares redeemed	240,680	5,277,354	(121,188)	8,088,537	15,007,114
Net change in unrealized gain (loss) on investments	(886,719)	(1,252,250)	(986,398)	44,272,220	(7,087,497)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(159,471)	2,423,362	(1,571,673)	45,286,387	4,262,312

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	50,846	593,226	52,855	9,059,252	9,370,150
Annuity payments	(19,837)	(507,539)	(65,316)	(67,674)	(126,901)
Surrenders, withdrawals and death benefits	(747,373)	(9,113,239)	(2,434,916)	(20,162,785)	(10,211,086)
Net transfers between other subaccounts
or fixed rate option	(507,557)	(1,974,140)	(277,373)	(19,539,435)	9,254,399
Miscellaneous transactions	450	(1,299)	(1,161)	463	(2,313)
Other charges	(29,112)	(276,733)	(77,592)	(5,314,757)	(2,061,665)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,252,583)	(11,279,724)	(2,803,503)	(36,024,936)	6,222,584

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,412,054)	(8,856,362)	(4,375,176)	9,261,451	10,484,896

NET ASSETS
Beginning of period	10,478,967	107,539,140	31,562,928	522,927,282	229,030,232
End of period	$9,066,913	$98,682,778	$27,187,752	$532,188,733	$239,515,128

Beginning units	6,152,608	39,225,333	20,465,473	34,839,044	12,432,810
Units issued	72,438	528,208	411,044	7,958,419	4,912,304
Units redeemed	(776,058)	(4,718,914)	(2,308,898)	(10,503,079)	(4,649,190)
Ending units	5,448,988	35,034,627	18,567,619	32,294,384	12,695,924

The accompanying notes are an integral part of these financial statements.
A 60

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(24,532,704)	$(1,776,768)	$(2,836,700)	$(2,166,393)	$(1,602,513)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	47,969,647	4,872,819	4,939,651	8,589,606	6,566,361
Net change in unrealized gain (loss) on investments	3,459,274	393,742	20,914,273	410,687	5,913,482
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26,896,217	3,489,793	23,017,224	6,833,900	10,877,330

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	45,319,688	1,455,550	10,401,819	2,441,161	3,361,334
Annuity payments	(257,418)	(24,864)	(123,148)	(85,701)	(56,207)
Surrenders, withdrawals and death benefits	(65,634,214)	(4,976,977)	(10,343,847)	(5,379,835)	(4,510,706)
Net transfers between other subaccounts
or fixed rate option	(40,554,382)	(2,233,821)	11,566,329	(9,419,529)	544,060
Miscellaneous transactions	(1,179)	(648)	12,894	(5,845)	(5,318)
Other charges	(15,583,517)	(999,852)	(1,464,981)	(1,313,811)	(916,985)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(76,711,022)	(6,780,612)	10,049,066	(13,763,560)	(1,583,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,814,805)	(3,290,819)	33,066,290	(6,929,660)	9,293,508

NET ASSETS
Beginning of period	1,537,582,158	116,779,157	169,187,218	148,073,161	97,023,449
End of period	$1,487,767,353	$113,488,338	$202,253,508	$141,143,501	$106,316,957

Beginning units	122,495,568	8,473,063	13,669,364	8,834,010	5,767,209
Units issued	20,262,404	2,777,058	6,041,646	3,370,514	2,405,015
Units redeemed	(26,269,169)	(3,375,502)	(5,290,336)	(4,230,929)	(2,503,386)
Ending units	116,488,803	7,874,619	14,420,674	7,973,595	5,668,838

The accompanying notes are an integral part of these financial statements.
A 61

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,626,093)	$(7,801,033)	$(4,499,361)	$(9,063,930)	$(5,721,913)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,953,867	3,241,257	21,696,180	9,268,044	26,464,505
Net change in unrealized gain (loss) on investments	20,931,057	(2,992,111)	44,328,897	7,335,969	(10,289,891)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	25,258,831	(7,551,887)	61,525,716	7,540,083	10,452,701

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,671,452	9,696,116	8,710,453	16,512,057	7,515,530
Annuity payments	(49,662)	(88,206)	(265,828)	(161,873)	(121,825)
Surrenders, withdrawals and death benefits	(4,863,115)	(20,940,797)	(14,900,970)	(37,148,198)	(16,644,286)
Net transfers between other subaccounts
or fixed rate option	26,447,492	(13,665,973)	(1,105,478)	16,578,685	23,299,319
Miscellaneous transactions	(2,523)	(1,606)	(4,857)	546	(6,864)
Other charges	(873,263)	(4,764,837)	(4,146,550)	(7,325,570)	(3,411,216)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	25,330,381	(29,765,303)	(11,713,230)	(11,544,353)	10,630,658

TOTAL INCREASE (DECREASE) IN NET ASSETS	50,589,212	(37,317,190)	49,812,486	(4,004,270)	21,083,359

NET ASSETS
Beginning of period	89,370,733	534,194,321	361,250,654	652,219,088	369,142,998
End of period	$139,959,945	$496,877,131	$411,063,140	$648,214,818	$390,226,357

Beginning units	5,601,002	31,933,959	24,491,421	55,224,204	20,053,522
Units issued	3,543,601	9,709,192	6,708,410	13,739,242	6,700,564
Units redeemed	(2,223,749)	(11,858,950)	(7,703,444)	(14,740,673)	(6,385,478)
Ending units	6,920,854	29,784,201	23,496,387	54,222,773	20,368,608
The accompanying notes are an integral part of these financial statements.
A 62

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,751,618)	$(4,522,725)	$(2,563,309)	$(2,936,183)	$(4,029,215)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,468,168	16,425,788	20,709	9,036,439	(12,751,068)
Net change in unrealized gain (loss) on investments	(6,082,854)	28,523,997	2,572,535	16,440,813	61,715,035
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(366,304)	40,427,060	29,935	22,541,069	44,934,752

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,089,590	9,730,875	9,444,681	10,706,012	7,244,621
Annuity payments	(160,714)	(70,972)	(124,553)	—	(118,447)
Surrenders, withdrawals and death benefits	(5,372,071)	(11,439,977)	(11,943,488)	(8,638,169)	(10,718,794)
Net transfers between other subaccounts
or fixed rate option	8,652,477	35,267,545	12,753,472	23,657,784	8,684,095
Miscellaneous transactions	1,396	(4,779)	313	(1,168)	7,114
Other charges	(1,145,185)	(2,572,687)	(1,155,842)	(1,713,953)	(2,266,319)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,065,493	30,910,005	8,974,583	24,010,506	2,832,270

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,699,189	71,337,065	9,004,518	46,551,575	47,767,022

NET ASSETS
Beginning of period	120,117,495	262,670,273	152,557,618	176,410,664	217,496,445
End of period	$127,816,684	$334,007,338	$161,562,136	$222,962,239	$265,263,467

Beginning units	6,756,356	14,931,101	15,084,024	9,355,454	26,605,544
Units issued	2,615,434	6,827,230	6,178,220	4,219,246	12,903,630
Units redeemed	(2,210,917)	(5,362,258)	(5,299,047)	(3,024,148)	(13,054,011)
Ending units	7,160,873	16,396,073	15,963,197	10,550,552	26,455,163

The accompanying notes are an integral part of these financial statements.
A 63

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(161,380,659)	$(5,231,437)	$(2,867,283)	$(2,180,133)	$(23,628,622)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	214,493,935	13,957,971	(1,051,609)	(4,051,847)	38,654,255
Net change in unrealized gain (loss) on investments	470,979,823	5,711,870	2,149,207	10,717,184	39,177,367
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	524,093,099	14,438,404	(1,769,685)	4,485,204	54,203,000

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	356,630,709	8,446,564	1,529,239	5,469,808	54,569,541
Annuity payments	(1,486,103)	(100,736)	(13,246)	(76,009)	(245,959)
Surrenders, withdrawals and death benefits	(357,591,755)	(14,568,567)	(6,805,673)	(7,682,342)	(53,239,804)
Net transfers between other subaccounts
or fixed rate option	(62,862,319)	9,030,383	(1,048,221)	253,031	(47,858,238)
Miscellaneous transactions	(30,464)	(2,443)	1,657	1,072	12,825
Other charges	(114,419,349)	(3,311,103)	(1,645,714)	(1,789,123)	(16,633,304)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(179,759,281)	(505,902)	(7,981,958)	(3,823,563)	(63,394,939)

TOTAL INCREASE (DECREASE) IN NET ASSETS	344,333,818	13,932,502	(9,751,643)	661,641	(9,191,939)

NET ASSETS
Beginning of period	10,255,015,741	346,411,660	187,875,266	171,608,096	1,520,153,781
End of period	$10,599,349,559	$360,344,162	$178,123,623	$172,269,737	$1,510,961,842

Beginning units	749,737,735	22,632,057	16,930,966	17,773,310	130,610,370
Units issued	138,247,700	7,790,031	6,571,484	5,090,390	34,704,413
Units redeemed	(152,180,367)	(8,084,026)	(7,488,615)	(5,551,922)	(41,485,525)
Ending units	735,805,068	22,338,062	16,013,835	17,311,778	123,829,258

The accompanying notes are an integral part of these financial statements.
A 64

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(120,782,146)	$(53,070,845)	$(109,070,871)	$(70,498,498)	$(51,708,186)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	260,488,265	123,532,041	185,688,007	97,937,354	87,098,164
Net change in unrealized gain (loss) on investments	182,353,855	40,424,941	216,290,657	125,070,277	31,060,377
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	322,059,974	110,886,137	292,907,793	152,509,133	66,450,355

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	341,187,773	45,078,406	298,733,880	120,240,291	193,115,290
Annuity payments	(916,357)	(343,080)	(3,635,779)	(3,744,891)	(519,865)
Surrenders, withdrawals and death benefits	(254,996,933)	(140,303,799)	(306,767,271)	(241,139,302)	(119,316,453)
Net transfers between other subaccounts
or fixed rate option	2,781,081	(138,577,851)	(35,753,899)	(31,516,474)	(31,633,621)
Miscellaneous transactions	35,880	12,803	(13,469)	(10,656)	(2,030)
Other charges	(73,567,474)	(29,232,082)	(68,012,512)	(40,118,837)	(35,907,412)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	14,523,970	(263,365,603)	(115,449,050)	(196,289,869)	5,735,909

TOTAL INCREASE (DECREASE) IN NET ASSETS	336,583,944	(152,479,466)	177,458,743	(43,780,736)	72,186,264

NET ASSETS
Beginning of period	7,420,464,190	3,252,181,897	6,905,422,764	4,282,307,366	3,264,546,020
End of period	$7,757,048,134	$3,099,702,431	$7,082,881,507	$4,238,526,630	$3,336,732,284

Beginning units	530,160,182	276,819,511	511,145,039	339,719,935	257,719,536
Units issued	120,003,789	77,319,249	67,426,545	33,491,596	56,085,146
Units redeemed	(120,053,889)	(101,460,352)	(74,535,824)	(47,974,372)	(55,312,038)
Ending units	530,110,082	252,678,408	504,035,760	325,237,159	258,492,644

The accompanying notes are an integral part of these financial statements.
A 65

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(112,299,803)	$(95,391,634)	$(9,294,668)	$(3,936,682)	$(3,011,333)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	147,919,157	206,065,946	47,901,598	—	7,813,789
Net change in unrealized gain (loss) on investments	475,512,921	167,326,877	(37,984,471)	—	11,333,186
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	511,132,275	278,001,189	622,459	(3,936,682)	16,135,642

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	297,317,801	162,892,026	16,658,821	56,298,332	5,151,211
Annuity payments	(574,987)	(525,382)	(231,948)	(2,261,141)	(160,786)
Surrenders, withdrawals and death benefits	(249,844,559)	(207,804,725)	(25,993,472)	(671,220,421)	(7,814,501)
Net transfers between other subaccounts
or fixed rate option	8,528,357	(91,600,760)	(7,979,702)	615,139,228	(1,867,777)
Miscellaneous transactions	37,987	13,935	(6,136)	6,133	1,321
Other charges	(79,681,498)	(66,103,332)	(5,105,391)	(1,637,290)	(1,615,677)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,216,899)	(203,128,238)	(22,657,828)	(3,675,159)	(6,306,209)

TOTAL INCREASE (DECREASE) IN NET ASSETS	486,915,376	74,872,951	(22,035,369)	(7,611,841)	9,829,433

NET ASSETS
Beginning of period	7,139,929,647	6,092,155,725	623,578,887	237,142,425	195,870,766
End of period	$7,626,845,023	$6,167,028,676	$601,543,518	$229,530,584	$205,700,199

Beginning units	527,422,660	442,205,718	31,122,107	25,658,383	11,006,675
Units issued	156,697,150	78,904,874	10,500,501	40,755,006	4,167,827
Units redeemed	(161,609,268)	(94,788,484)	(11,735,181)	(41,251,951)	(4,634,784)
Ending units	522,510,542	426,322,108	29,887,427	25,161,438	10,539,718

The accompanying notes are an integral part of these financial statements.
A 66

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(26,667,436)	$(1,795,571)	$(2,303,439)	$(70,399,075)	$(9,704,021)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	23,361,911	(553,983)	2,593,322	305,371,340	12,209,719
Net change in unrealized gain (loss) on investments	43,590,080	37,596	(12,275,398)	(41,004,845)	15,162,299
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	40,284,555	(2,311,958)	(11,985,515)	193,967,420	17,667,997

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,210,550	5,351,634	6,022,282	(8,729)	12,234,977
Annuity payments	(1,593,241)	(169,928)	(44,136)	(395,524)	(189,667)
Surrenders, withdrawals and death benefits	(86,353,782)	(5,788,179)	(7,117,861)	(158,225,243)	(28,573,099)
Net transfers between other subaccounts
or fixed rate option	(12,194,832)	2,004,966	1,343,346	312,955,391	69,870,860
Miscellaneous transactions	(90)	(1,691)	567	35,954	(667)
Other charges	(15,439,972)	(896,397)	(2,418,840)	(54,535,084)	(5,631,054)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(102,371,367)	500,405	(2,214,642)	99,826,765	47,711,350

TOTAL INCREASE (DECREASE) IN NET ASSETS	(62,086,812)	(1,811,553)	(14,200,157)	293,794,185	65,379,347

NET ASSETS
Beginning of period	1,687,494,695	121,599,178	211,151,906	2,669,601,373	549,910,193
End of period	$1,625,407,883	$119,787,625	$196,951,749	$2,963,395,558	$615,289,540

Beginning units	153,110,082	11,459,892	18,344,854	209,767,187	46,716,613
Units issued	33,602,363	3,987,160	5,398,282	1,266,999,393	19,679,418
Units redeemed	(42,978,704)	(4,122,712)	(5,765,847)	(1,247,544,152)	(15,856,233)
Ending units	143,733,741	11,324,340	17,977,289	229,222,428	50,539,798

The accompanying notes are an integral part of these financial statements.
A 67

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,402,603)	$(281,500)	$(1,154,828)	$(2,747,380)	$(4,395,259)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	668,361	72,909	3,161,022	(12,613,586)	19,914,415
Net change in unrealized gain (loss) on investments	440,147	158,876	(3,628,054)	28,261,267	39,717,363
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(294,095)	(49,715)	(1,621,860)	12,900,301	55,236,519

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	1,797,173	1,887,758	6,720,639
Annuity payments	(52,449)	—	(2,903)	(25,935)	(58,361)
Surrenders, withdrawals and death benefits	(5,676,050)	(1,018,189)	(2,964,156)	(6,173,081)	(11,724,004)
Net transfers between other subaccounts
or fixed rate option	(229,210)	(719,114)	1,747,253	5,379,260	(7,102,888)
Miscellaneous transactions	(326)	(7)	(803)	(214)	(2,509)
Other charges	(39,479)	(5,520)	(668,462)	(1,769,227)	(2,684,403)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,997,514)	(1,742,830)	(91,898)	(701,439)	(14,851,526)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,291,609)	(1,792,545)	(1,713,758)	12,198,862	40,384,993

NET ASSETS
Beginning of period	66,648,231	13,886,703	73,697,938	160,260,733	273,930,315
End of period	$60,356,622	$12,094,158	$71,984,180	$172,459,595	$314,315,308

Beginning units	5,765,193	1,151,504	4,979,077	20,043,730	16,007,468
Units issued	499,784	195,519	2,003,528	10,713,731	5,743,267
Units redeemed	(1,016,737)	(332,566)	(2,070,268)	(11,248,131)	(6,669,236)
Ending units	5,248,240	1,014,457	4,912,337	19,509,330	15,081,499

The accompanying notes are an integral part of these financial statements.
A 68

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(81,715,438)	$(59,661,172)	$(33,284,760)	$(28,248,573)	$(6,436)
Capital gains distributions received	—	—	—	—	5,897
Net realized gain (loss) on shares redeemed	110,603,137	89,730,258	77,964,062	48,530,036	10,614
Net change in unrealized gain (loss) on investments	178,542,551	69,070,589	12,551,767	33,366,614	(1,377)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	207,430,250	99,139,675	57,231,069	53,648,077	8,698

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	131,110,673	164,559,516	145,958,527	74,572,480	100,000
Annuity payments	(400,528)	(157,910)	(2,942)	(169,864)	—
Surrenders, withdrawals and death benefits	(166,744,090)	(132,785,418)	(58,552,083)	(66,962,771)	(56,017)
Net transfers between other subaccounts
or fixed rate option	(234,888,564)	(157,694,186)	(59,366,527)	(63,853,768)	(36,935)
Miscellaneous transactions	32,034	(4,287)	(3,561)	(11,444)	27
Other charges	(57,191,672)	(45,553,950)	(24,128,858)	(20,814,987)	(4,281)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(328,082,147)	(171,636,235)	3,904,556	(77,240,354)	2,794

TOTAL INCREASE (DECREASE) IN NET ASSETS	(120,651,897)	(72,496,560)	61,135,625	(23,592,277)	11,492

NET ASSETS
Beginning of period	5,403,209,989	3,973,304,158	2,146,386,334	1,842,733,997	555,060
End of period	$5,282,558,092	$3,900,807,598	$2,207,521,959	$1,819,141,720	$566,552

Beginning units	397,986,184	325,283,394	160,974,034	156,015,105	25,341
Units issued	110,909,256	69,905,685	46,510,103	37,795,311	18,263
Units redeemed	(137,275,026)	(84,518,312)	(45,917,090)	(44,479,539)	(18,964)
Ending units	371,620,414	310,670,767	161,567,047	149,330,877	24,640

The accompanying notes are an integral part of these financial statements.
A 69

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$3,275	$(7,607)	$(24,947)	$(2,999)	$(7,340)
Capital gains distributions received	—	—	—	—	28,534
Net realized gain (loss) on shares redeemed	16,579	34,381	179,704	21,061	(10,922)
Net change in unrealized gain (loss) on investments	(29,129)	47,725	(277,227)	18,639	45,725
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(9,275)	74,499	(122,470)	36,701	55,997

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	24,096	86	3,558
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(29,601)	(20,064)	(102,825)	(8,026)	(96,979)
Net transfers between other subaccounts
or fixed rate option	482,500	68,623	(385,749)	99,089	23,740
Miscellaneous transactions	14	(3)	(12)	(6)	(5)
Other charges	(5,023)	(5,126)	(15,238)	(2,539)	(4,680)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	447,890	43,430	(479,728)	88,604	(74,366)

TOTAL INCREASE (DECREASE) IN NET ASSETS	438,615	117,929	(602,198)	125,305	(18,369)

NET ASSETS
Beginning of period	439,409	716,349	2,299,814	274,093	575,434
End of period	$878,024	$834,278	$1,697,616	$399,398	$557,065

Beginning units	24,443	70,110	105,003	19,000	36,589
Units issued	44,706	49,840	29,656	13,045	10,011
Units redeemed	(20,470)	(49,781)	(52,477)	(8,915)	(14,972)
Ending units	48,679	70,169	82,182	23,130	31,628

The accompanying notes are an integral part of these financial statements.
A 70

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommunications
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(4,218)	$1,049	$(5,834)	$(2,739)	$1,801
Capital gains distributions received	6,403	—	30,640	—	—
Net realized gain (loss) on shares redeemed	8,993	30,707	(30,467)	(1,989)	9,953
Net change in unrealized gain (loss) on investments	60,669	(15,541)	96,993	52,001	24,332
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	71,847	16,215	91,332	47,273	36,086

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	7,812	24,652	—	—
Annuity payments	—	(14,544)	—	—	(9,862)
Surrenders, withdrawals and death benefits	(101,654)	(33,166)	(88,684)	(60,808)	(3,885)
Net transfers between other subaccounts
or fixed rate option	175,890	(59,257)	227,796	46,472	126,029
Miscellaneous transactions	(11)	11	22	28	(3)
Other charges	(2,975)	(2,859)	(3,794)	(1,744)	(1,984)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	71,250	(102,003)	159,992	(16,052)	110,295

TOTAL INCREASE (DECREASE) IN NET ASSETS	143,097	(85,788)	251,324	31,221	146,381

NET ASSETS
Beginning of period	344,080	531,833	573,909	208,973	101,940
End of period	$487,177	$446,045	$825,233	$240,194	$248,321

Beginning units	24,617	39,738	32,933	14,418	8,492
Units issued	16,748	13,886	26,235	9,598	13,204
Units redeemed	(13,864)	(20,975)	(20,028)	(10,990)	(5,846)
Ending units	27,501	32,649	39,140	13,026	15,850

The accompanying notes are an integral part of these financial statements.
A 71

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Boston Partners Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$4,547	$(13,806)	$(2,037)	$(1,257,064)	$(2,510,393)
Capital gains distributions received	23,307	82,763	—	—	—
Net realized gain (loss) on shares redeemed	35,129	45,067	31,786	4,688,905	9,211,181
Net change in unrealized gain (loss) on investments	24,582	(84,132)	66,892	4,338,005	(13,322,264)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	87,565	29,892	96,641	7,769,846	(6,621,476)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,556	—	—	1,809,894	7,924,774
Annuity payments	—	—	—	(5,895)	(5,930)
Surrenders, withdrawals and death benefits	(15,024)	(72,054)	(60,516)	(3,018,799)	(7,644,095)
Net transfers between other subaccounts
or fixed rate option	80,418	(42,002)	(145,043)	4,896,985	(4,238,453)
Miscellaneous transactions	(4)	(13)	1,693	(942)	(5,289)
Other charges	(5,978)	(7,589)	(6,835)	(697,550)	(1,553,563)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	75,968	(121,658)	(210,701)	2,983,693	(5,522,556)

TOTAL INCREASE (DECREASE) IN NET ASSETS	163,533	(91,766)	(114,060)	10,753,539	(12,144,032)

NET ASSETS
Beginning of period	643,480	1,109,388	1,056,537	77,722,137	176,172,813
End of period	$807,013	$1,017,622	$942,477	$88,475,676	$164,028,781

Beginning units	45,311	67,267	84,850	5,423,171	9,403,773
Units issued	28,134	15,982	19,119	2,402,511	3,813,793
Units redeemed	(22,437)	(23,038)	(38,678)	(2,289,616)	(4,139,314)
Ending units	51,008	60,211	65,291	5,536,066	9,078,252

The accompanying notes are an integral part of these financial statements.
A 72

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2020	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(480,698)	$(1,694,484)	$(1,978,201)	$3,201	$(12,846)
Capital gains distributions received	—	—	—	17,381	41,836
Net realized gain (loss) on shares redeemed	712,780	499,739	2,886,292	(5,215)	129
Net change in unrealized gain (loss) on investments	10,901	415,576	(330,582)	(16,828)	(38,222)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	242,983	(779,169)	577,509	(1,461)	(9,103)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	(54,500)	—	—	—
Surrenders, withdrawals and death benefits	(2,916,597)	(5,413,599)	(6,128,140)	(48,243)	(88,743)
Net transfers between other subaccounts
or fixed rate option	(5,007,131)	2,816,768	(13,048,586)	(19,558)	11,119
Miscellaneous transactions	659	(655)	3,506	—	80
Other charges	(9,652)	(44,508)	(50,082)	(657)	(2,762)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,932,721)	(2,696,494)	(19,223,302)	(68,458)	(80,306)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,689,738)	(3,475,663)	(18,645,793)	(69,919)	(89,409)

NET ASSETS
Beginning of period	26,513,732	73,907,716	95,591,914	307,407	839,800
End of period	$18,823,994	$70,432,053	$76,946,121	$237,488	$750,391

Beginning units	2,183,676	6,710,477	7,667,275	19,989	273,879
Units issued	529,848	1,714,223	1,852,531	417	5,279
Units redeemed	(1,161,062)	(1,966,067)	(3,313,812)	(5,243)	(32,410)
Ending units	1,552,462	6,458,633	6,205,994	15,163	246,748

The accompanying notes are an integral part of these financial statements.
A 73

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(6,467)	$(1,573,919)	$(12,328,426)	$(27,929,219)	$7,699
Capital gains distributions received	37,144	—	—	—	137,404
Net realized gain (loss) on shares redeemed	3,666	2,656,475	9,899,895	35,536,308	54,035
Net change in unrealized gain (loss) on investments	(8,865)	(582,180)	41,718,363	70,852,146	(57,139)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	25,478	500,376	39,289,832	78,459,235	141,999

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	135,309,672	95,922,033	—
Annuity payments	—	(22,086)	—	(1,672,383)	—
Surrenders, withdrawals and death benefits	(26,016)	(4,518,814)	(57,850,116)	(84,227,045)	(89,181)
Net transfers between other subaccounts
or fixed rate option	(3,479)	(5,486,309)	13,031,424	(29,847,882)	(76,991)
Miscellaneous transactions	84	94	14,241	(3,301)	(16)
Other charges	(470)	(44,230)	(964,323)	(17,892,623)	(2,237)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(29,881)	(10,071,345)	89,540,898	(37,721,201)	(168,425)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,403)	(9,570,969)	128,830,730	40,738,034	(26,426)

NET ASSETS
Beginning of period	393,794	71,798,688	738,461,884	1,772,066,560	1,445,765
End of period	$389,391	$62,227,719	$867,292,614	$1,812,804,594	$1,419,339

Beginning units	23,493	6,111,253	60,583,576	163,921,893	88,703
Units issued	1,685	3,075,324	12,046,608	36,035,896	885
Units redeemed	(3,315)	(3,852,268)	(4,631,652)	(40,614,853)	(10,882)
Ending units	21,863	5,334,309	67,998,532	159,342,936	78,706
The accompanying notes are an integral part of these financial statements.
A 74

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,243,928)	$(195,879)	$(7,630,072)	$(45,668)	$(1,203,111)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,756,848	342,983	10,346,532	82,651	984,516
Net change in unrealized gain (loss) on investments	4,938,930	(414,557)	6,046,595	266,060	9,237,543
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,451,850	(267,453)	8,763,055	303,043	9,018,948

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,663,637	—	45,070,960	878,236	7,538,669
Annuity payments	(223,312)	—	(141,850)	—	(6,903)
Surrenders, withdrawals and death benefits	(17,595,387)	(1,711,517)	(16,279,930)	(264,112)	(3,437,953)
Net transfers between other subaccounts
or fixed rate option	37,376,630	6,231,377	(12,049,245)	681,188	51,866,799
Miscellaneous transactions	(3,957)	140	1,600	(166)	120
Other charges	(2,660,251)	(5,219)	(6,081,501)	(12,840)	(704,319)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	30,557,360	4,514,781	10,520,034	1,282,306	55,256,413

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,009,210	4,247,328	19,283,089	1,585,349	64,275,361

NET ASSETS
Beginning of period	214,505,032	8,653,401	507,612,527	3,176,294	50,149,866
End of period	$250,514,242	$12,900,729	$526,895,616	$4,761,643	$114,425,227

Beginning units	20,329,528	853,847	42,484,679	350,145	3,551,338
Units issued	10,643,038	869,968	18,290,741	489,878	5,399,681
Units redeemed	(7,862,668)	(445,122)	(17,711,247)	(362,216)	(1,688,850)
Ending units	23,109,898	1,278,693	43,064,173	477,807	7,262,169

The accompanying notes are an integral part of these financial statements.
A 75

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST QMA Emerging Markets Equity Portfolio	AST Multi-Sector Fixed Income Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(61,422)	$(50,492)	$(1,281,655)	$(35,743)	$(109,824,713)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	215,220	(104,704)	1,063,135	(80,120)	301,281
Net change in unrealized gain (loss) on investments	(70,284)	659,865	9,611,670	380,696	367,171,610
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	83,514	504,669	9,393,150	264,833	257,648,178

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	1,170,489	6,282,860	1,018,599	2,814,120,306
Annuity payments	—	—	(520)	—	(29,637)
Surrenders, withdrawals and death benefits	(565,039)	(348,887)	(3,371,780)	(141,495)	(263,192,549)
Net transfers between other subaccounts
or fixed rate option	(864,981)	859,832	44,073,771	282,562	33,660,082
Miscellaneous transactions	18	(625)	(4,142)	360	(46,041)
Other charges	(1,448)	(15,081)	(741,251)	(13,764)	(698,261)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,431,450)	1,665,728	46,238,938	1,146,262	2,583,813,900

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,347,936)	2,170,397	55,632,088	1,411,095	2,841,462,078

NET ASSETS
Beginning of period	3,631,886	3,695,049	55,947,468	2,999,378	4,067,263,994
End of period	$2,283,950	$5,865,446	$111,579,556	$4,410,473	$6,908,726,072

Beginning units	367,737	453,887	4,530,041	387,464	412,304,763
Units issued	24,596	313,621	5,522,196	217,636	244,850,755
Units redeemed	(161,057)	(131,143)	(2,045,633)	(81,570)	(1,778,002)
Ending units	231,276	636,365	8,006,604	523,530	655,377,516

The accompanying notes are an integral part of these financial statements.
A 76

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock iShares ETF Portfolio	AST Defensive Asset Allocation Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio	AST Bond Portfolio 2025
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(4,282,120)	$(5,922,074)	$(87,827)	$(59,810)	$(2,462,028)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	723,079	4,898,431	59,400	32,940	18,898,575
Net change in unrealized gain (loss) on investments	15,543,340	11,824,304	852,566	713,467	(3,052,476)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,984,299	10,800,661	824,139	686,597	13,384,071

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	56,599,685	53,973,981	2,332,478	2,313,836	—
Annuity payments	—	(8,564)	—	—	(166,673)
Surrenders, withdrawals and death benefits	(8,298,212)	(29,571,873)	(227,979)	(220,538)	(9,189,161)
Net transfers between other subaccounts
or fixed rate option	26,681,741	65,180,962	298,398	64,492	(199,124,158)
Miscellaneous transactions	5,040	1,026	(719)	(119)	1,469
Other charges	(3,563,224)	(4,445,586)	(23,867)	(27,601)	(49,036)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	71,425,030	85,129,946	2,378,311	2,130,070	(208,527,559)

TOTAL INCREASE (DECREASE) IN NET ASSETS	83,409,329	95,930,607	3,202,450	2,816,667	(195,143,488)

NET ASSETS
Beginning of period	245,655,740	286,279,890	6,684,231	5,750,774	206,638,270
End of period	$329,065,069	$382,210,497	$9,886,681	$8,567,441	$11,494,782

Beginning units	23,213,095	29,033,066	520,998	446,384	18,385,955
Units issued	12,936,131	22,698,567	282,642	286,142	1,263,669
Units redeemed	(6,493,419)	(14,116,833)	(91,808)	(128,678)	(18,624,449)
Ending units	29,655,807	37,614,800	711,832	603,848	1,025,175

The accompanying notes are an integral part of these financial statements.
A 77

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST BlackRock Multi-Asset Income Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(9,165,498)	$(119,521)	$(184,153)	$(277,350)	$(166,392)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(7,773,706)	(13,533)	44,120	24,716	24,228
Net change in unrealized gain (loss) on investments	37,233,465	1,162,899	2,089,413	3,314,179	1,697,946
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,294,261	1,029,845	1,949,380	3,061,545	1,555,782

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	212,556,096	4,827,583	10,189,172	13,928,918	8,582,243
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(9,591,465)	(1,215,412)	(2,292,213)	(2,787,535)	(2,494,541)
Net transfers between other subaccounts
or fixed rate option	32,551,732	821,378	2,142,896	3,277,575	2,704,657
Miscellaneous transactions	19,735	(1,634)	(2,512)	(125)	974
Other charges	(8,650,833)	(123,121)	(187,745)	(280,996)	(169,819)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	226,885,265	4,308,794	9,849,598	14,137,837	8,623,514

TOTAL INCREASE (DECREASE) IN NET ASSETS	247,179,526	5,338,639	11,798,978	17,199,382	10,179,296

NET ASSETS
Beginning of period	527,805,997	15,774,134	23,321,129	35,130,981	19,534,879
End of period	$774,985,523	$21,112,773	$35,120,107	$52,330,363	$29,714,175

Beginning units	50,130,867	1,563,435	2,274,694	3,374,462	2,047,834
Units issued	39,534,946	661,412	1,327,736	1,791,187	1,230,246
Units redeemed	(18,891,239)	(233,098)	(391,489)	(459,263)	(350,332)
Ending units	70,774,574	1,991,749	3,210,941	4,706,386	2,927,748

The accompanying notes are an integral part of these financial statements.
A 78

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(73,003)	$(80,846)	$(136,641)	$(11,359)	$(14,605)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(50,863)	(30,303)	39,196	44,812	14,519
Net change in unrealized gain (loss) on investments	399,571	968,543	524,249	162,935	168,873
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	275,705	857,394	426,804	196,388	168,787

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,499,076	6,689,439	8,564,206	1,081,024	1,164,263
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(746,765)	(748,404)	(2,062,553)	(72,361)	(175,382)
Net transfers between other subaccounts
or fixed rate option	(22,293)	854,204	1,225,668	1,241,040	(90,307)
Miscellaneous transactions	2,203	1,880	(2,148)	(360)	(104)
Other charges	(75,966)	(80,038)	(134,562)	(10,928)	(14,363)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,656,255	6,717,081	7,590,611	2,238,415	884,107

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,931,960	7,574,475	8,017,415	2,434,803	1,052,894

NET ASSETS
Beginning of period	10,494,494	10,253,599	15,431,517	642,335	1,976,206
End of period	$13,426,454	$17,828,074	$23,448,932	$3,077,138	$3,029,100

Beginning units	1,127,233	1,017,276	1,573,821	70,527	212,801
Units issued	461,152	788,940	1,052,883	296,544	145,364
Units redeemed	(174,127)	(114,989)	(302,867)	(73,829)	(54,883)
Ending units	1,414,258	1,691,227	2,323,837	293,242	303,282

The accompanying notes are an integral part of these financial statements.
A 79

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Goldman Sachs Strategic Income Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(19,798)	$(1,595,263)	$(1,125,715)	$(5,988)	$(3,575)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(6,731)	(812,921)	797,182	9,056	1,725
Net change in unrealized gain (loss) on investments	57,454	9,741,827	(4,889,537)	22,154	8,841
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	30,925	7,333,643	(5,218,070)	25,222	6,991

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,394,070	67,602,627	—	873,458	411,222
Annuity payments	—	—	(31,470)	—	—
Surrenders, withdrawals and death benefits	(87,676)	(1,035,910)	(4,627,404)	(25,096)	(33,802)
Net transfers between other subaccounts
or fixed rate option	189,634	24,192,428	106,344,456	236,284	146,872
Miscellaneous transactions	28	(2,272)	1,734	47	(26)
Other charges	(19,681)	(1,434,217)	(29,072)	(5,427)	(3,512)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,476,375	89,322,656	101,658,244	1,079,266	520,754

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,507,300	96,656,299	96,440,174	1,104,488	527,745

NET ASSETS
Beginning of period	2,613,060	71,145,806	26,041,796	353,700	268,241
End of period	$4,120,360	$167,802,105	$122,481,970	$1,458,188	$795,986

Beginning units	276,304	7,329,717	2,626,136	35,245	26,546
Units issued	204,182	10,333,777	14,489,438	139,644	69,079
Units redeemed	(48,366)	(1,573,958)	(4,745,977)	(35,836)	(18,907)
Ending units	432,120	16,089,536	12,369,597	139,053	76,718

The accompanying notes are an integral part of these financial statements.
A 80

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio	AST QMA International Core Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(3,607)	$(6,309)	$(6,613)	$(6,586)	$(7,285)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(5,836)	2,739	4,855	(4,797)	(6,083)
Net change in unrealized gain (loss) on investments	3,102	3,431	35,277	(5,512)	37,643
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,341)	(139)	33,519	(16,895)	24,275

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	788,199	667,020	993,711	613,277	1,018,251
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(38,329)	(19,779)	(69,173)	(30,310)	(31,166)
Net transfers between other subaccounts
or fixed rate option	(112,325)	477,990	(38,643)	293,040	106,230
Miscellaneous transactions	(153)	(65)	(8)	39	(354)
Other charges	(3,336)	(6,018)	(5,831)	(6,284)	(6,890)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	634,056	1,119,148	880,056	869,762	1,086,071

TOTAL INCREASE (DECREASE) IN NET ASSETS	627,715	1,119,009	913,575	852,867	1,110,346

NET ASSETS
Beginning of period	262,713	301,702	569,304	473,108	686,716
End of period	$890,428	$1,420,711	$1,482,879	$1,325,975	$1,797,062

Beginning units	27,820	29,892	59,495	50,001	73,164
Units issued	104,366	119,784	131,232	110,767	144,352
Units redeemed	(34,800)	(11,796)	(40,172)	(15,469)	(26,139)
Ending units	97,386	137,880	150,555	145,299	191,377

The accompanying notes are an integral part of these financial statements.
A 81

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(16,150)	$(5,022)	$(26,901)	$176,850	$145,875
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(2,587)	(972)	31,941	(62,114)	6,523
Net change in unrealized gain (loss) on investments	63,050	41,073	264,107	404,736	65,556
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,313	35,079	269,147	519,472	217,954

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,174,740	702,982	4,012,299	15,344,305	3,927,618
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(141,718)	(29,838)	(136,510)	(275,048)	(198,320)
Net transfers between other subaccounts
or fixed rate option	821,047	100,270	1,493,683	(429,321)	466,853
Miscellaneous transactions	(128)	(71)	378	(1,179)	(1,670)
Other charges	(15,555)	(4,729)	(23,581)	(68,982)	(16,057)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,838,386	768,614	5,346,269	14,569,775	4,178,424

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,882,699	803,693	5,615,416	15,089,247	4,396,378

NET ASSETS
Beginning of period	968,256	395,854	1,719,440	5,541,593	1,218,011
End of period	$3,850,955	$1,199,547	$7,334,856	$20,630,840	$5,614,389

Beginning units	99,816	40,649	178,446	555,957	121,950
Units issued	334,588	95,589	644,697	1,713,531	478,753
Units redeemed	(38,211)	(16,688)	(125,429)	(263,933)	(70,131)
Ending units	396,193	119,550	697,714	2,005,555	530,572

The accompanying notes are an integral part of these financial statements.
A 82

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)
	1/4/2016*	8/5/2016*
	to	to
	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(714,401)	$7,761
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	(1,054,066)	(9,956)
Net change in unrealized gain (loss) on investments	(7,036,285)	(235,848)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(8,804,752)	(238,043)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	7,522
Annuity payments	—	(22,147)
Surrenders, withdrawals and death benefits	(1,987,658)	(183,255)
Net transfers between other subaccounts
or fixed rate option	145,469,832	6,142,100
Miscellaneous transactions	(3,250)	(180)
Other charges	(1,820)	(10,057)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	143,477,104	5,933,983

TOTAL INCREASE (DECREASE) IN NET ASSETS	134,672,352	5,695,940

NET ASSETS
Beginning of period	—	—
End of period	$134,672,352	$5,695,940

Beginning units	—	—
Units issued	16,515,510	638,626
Units redeemed	(2,835,270)	(53,211)
Ending units	13,680,240	585,415

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 83

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2017

Note 1: General

Pruco Life Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of Arizona on June 16, 1995 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

Discovery Choice	Prudential Premier Variable Annuity Bb Series
Discovery Preferred	Strategic Partners Advisor
Discovery Select	Strategic Partners FlexElite
Prudential Defined Income Annuity	Strategic Partners FlexElite 2
Prudential Premier Advisor Variable Annuity Series	Strategic Partners Plus
Prudential Premier Investment Variable Annuity B, C Series	Strategic Partners Plus 3
Prudential Premier Retirement Variable Annuity	Strategic Partners Select
Prudential Premier Retirement Variable Annuity X, B, L, C Series	Strategic Partners Variable Annuity One
Prudential Premier Variable Annuity B, L, X Series	Strategic Partners Variable Annuity One 3

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	MFS Research Series (Initial Class)
Prudential Diversified Bond Portfolio	MFS Growth Series (Initial Class)
Prudential Equity Portfolio (Class I)	American Century VP Value Fund (Class I)
Prudential Flexible Managed Portfolio	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)
Prudential Value Portfolio (Class I)	Davis Value Portfolio
Prudential High Yield Bond Portfolio	AB VPS Large Cap Growth Portfolio (Class B)
Prudential Natural Resources Portfolio (Class I)	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Stock Index Portfolio	Janus Henderson VIT Research Portfolio (Service
Prudential Global Portfolio	Shares) (formerly Janus Aspen Janus Portfolio)
Prudential Jennison Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Small Capitalization Stock Portfolio	Prudential SP International Growth Portfolio (Class I)
T. Rowe Price International Stock Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
T. Rowe Price Equity Income Portfolio (Equity Income	AST Cohen & Steers Realty Portfolio
Class)	AST J.P. Morgan Strategic Opportunities Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST T. Rowe Price Large-Cap Value Portfolio (formerly
Janus Henderson VIT Research Portfolio (Institutional	AST Value Equity Portfolio)
Shares) (formerly Janus Aspen Janus Portfolio)	AST High Yield Portfolio
Janus Henderson VIT Overseas Portfolio (Institutional	AST Small-Cap Growth Opportunities Portfolio
Shares) (formerly Janus Aspen Overseas Portfolio)	AST WEDGE Capital Mid-Cap Value Portfolio

A 84

Note 1:	General (continued)

AST Small-Cap Value Portfolio	ProFund VP Large-Cap Value
AST Goldman Sachs Mid-Cap Growth Portfolio	AST Boston Partners Large-Cap Value Portfolio*
AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Jennison Large-Cap Growth Portfolio
AST Lord Abbett Core Fixed Income Portfolio	AST Bond Portfolio 2020
AST Loomis Sayles Large-Cap Growth Portfolio	AST Bond Portfolio 2017
AST MFS Growth Portfolio	AST Bond Portfolio 2021
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Wells Fargo VT International Equity Fund (Class 1)
AST BlackRock Low Duration Bond Portfolio	Wells Fargo VT Omega Growth Fund (Class 1)
AST QMA US Equity Alpha Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 1)
AST T. Rowe Price Natural Resources Portfolio	AST Bond Portfolio 2022
AST T. Rowe Price Asset Allocation Portfolio	AST Quantitative Modeling Portfolio
AST MFS Global Equity Portfolio	AST BlackRock Global Strategies Portfolio
AST J.P. Morgan International Equity Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
AST Templeton Global Bond Portfolio	AST Prudential Core Bond Portfolio
AST Wellington Management Hedged Equity Portfolio	AST Bond Portfolio 2023
AST Capital Growth Asset Allocation Portfolio	AST New Discovery Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio
AST Balanced Asset Allocation Portfolio	AST MFS Large-Cap Value Portfolio
AST Preservation Asset Allocation Portfolio	AST Bond Portfolio 2024
AST FI Pyramis Quantitative Portfolio	AST AQR Emerging Markets Equity Portfolio
AST Prudential Growth Allocation Portfolio	AST ClearBridge Dividend Growth Portfolio
AST Advanced Strategies Portfolio	AST QMA Emerging Markets Equity Portfolio*
AST T. Rowe Price Large-Cap Growth Portfolio	AST Multi-Sector Fixed Income Portfolio
AST Government Money Market Portfolio	AST BlackRock iShares ETF Portfolio*
AST Small-Cap Growth Portfolio	AST Defensive Asset Allocation Portfolio*
AST BlackRock/Loomis Sayles Bond Portfolio	AST AQR Large-Cap Portfolio
AST International Value Portfolio	AST QMA Large-Cap Portfolio
AST International Growth Portfolio	AST Bond Portfolio 2025
AST Investment Grade Bond Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST Western Asset Core Plus Bond Portfolio	AST Goldman Sachs Global Growth Allocation
AST Bond Portfolio 2018	Portfolio
AST Bond Portfolio 2019	AST T. Rowe Price Diversified Real Growth Portfolio
AST Global Real Estate Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST BlackRock Multi-Asset Income Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST Franklin Templeton K2 Global Absolute Return
AST Schroders Global Tactical Portfolio*	Portfolio
AST RCM World Trends Portfolio	AST Managed Equity Portfolio
AST J.P. Morgan Global Thematic Portfolio	AST Managed Fixed Income Portfolio
AST Goldman Sachs Multi-Asset Portfolio	AST FQ Absolute Return Currency Portfolio
ProFund VP Consumer Services	AST Jennison Global Infrastructure Portfolio
ProFund VP Consumer Goods	AST Goldman Sachs Strategic Income Portfolio
ProFund VP Financials	AST Legg Mason Diversified Growth Portfolio
ProFund VP Health Care	AST Bond Portfolio 2026
ProFund VP Industrials	AST AB Global Bond Portfolio
ProFund VP Mid-Cap Growth	AST Goldman Sachs Global Income Portfolio
ProFund VP Mid-Cap Value	AST Morgan Stanley Multi-Asset Portfolio
ProFund VP Real Estate	AST Wellington Management Global Bond Portfolio
ProFund VP Small-Cap Growth	AST Neuberger Berman Long/Short Portfolio
ProFund VP Small-Cap Value	AST Wellington Management Real Total Return
ProFund VP Telecommunications	Portfolio
ProFund VP Utilities	AST QMA International Core Equity Portfolio
ProFund VP Large-Cap Growth	AST Managed Alternatives Portfolio

A 85

Note 1:	General (continued)

AST Emerging Managers Diversified Portfolio	AST Bond Portfolio 2027
AST Columbia Adaptive Risk Allocation Portfolio	NVIT Emerging Markets Fund (Class D)
Blackrock Global Allocation V.I. Fund (Class III)	AST Bond Portfolio 2028
JPMorgan Insurance Trust Income Builder Portfolio	AST Bond Portfolio 2016**
(Class 2)
________

*	Subaccount was no longer available for investment at December 31, 2017.

**	Subaccount was no longer available for investment at December 31, 2017, and had no activity during 2017.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2017 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
April 28, 2017	AST BlackRock iShares ETF Portfolio	AST Goldman Sachs Multi-Asset Portfolio
April 28, 2017	AST Boston Partners Large-Cap Value Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
April 28, 2017	AST Defensive Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
April 28, 2017	AST QMA Emerging Markets Equity Portfolio	AST AQR Emerging Markets Equity Portfolio
April 28, 2017	AST Schroders Global Tactical Portfolio	AST Prudential Growth Allocation Portfolio

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Certain prior period contract owner transaction amounts in the Statements of Changes in Net Assets have been reclassified to conform to the current period’s presentation.

Investments-The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions-Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.

A 86

Note 2:	Significant Accounting Policies (continued)

Dividend Income and Distributions Received-Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1-Fair value is based on unadjusted quoted prices in active markets that the Account can access.
Level 2-Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3-Fair value is based on at least one significant unobservable input for the investment.

As of December 31, 2017, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the SEC, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2017, there were no transfers between fair value levels.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2017 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$14,256,442	$28,750,974
Prudential Diversified Bond Portfolio	1,080,578	18,760,530
Prudential Equity Portfolio (Class I)	458,447	25,242,318
Prudential Flexible Managed Portfolio	224,230	1,963,768
Prudential Conservative Balanced Portfolio	64,809	2,039,756
Prudential Value Portfolio (Class I)	678,629	34,233,908
Prudential High Yield Bond Portfolio	1,301,287	19,242,939
Prudential Natural Resources Portfolio (Class I)	170,232	520,732
Prudential Stock Index Portfolio	2,816,568	43,649,091
Prudential Global Portfolio	920,403	8,022,430
Prudential Jennison Portfolio (Class I)	1,490,884	39,956,581
Prudential Small Capitalization Stock Portfolio	1,534,204	9,087,747

A 87

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
T. Rowe Price International Stock Portfolio	$1,429,489	$2,897,609
T. Rowe Price Equity Income Portfolio (Equity Income Class)	216,278	10,811,070
Invesco V.I. Core Equity Fund (Series I)	33,163	9,235,927
Janus Henderson VIT Research Portfolio (Institutional Shares)	387,644	7,966,132
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	132,705	7,576,038
MFS Research Series (Initial Class)	228,270	2,698,592
MFS Growth Series (Initial Class)	728,239	7,854,529
American Century VP Value Fund (Class I)	477,665	3,917,622
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	407,783	3,097,476
Prudential Jennison 20/20 Focus Portfolio (Class I)	312,282	7,100,511
Davis Value Portfolio	88,326	3,469,397
AB VPS Large Cap Growth Portfolio (Class B)	1,331,609	1,436,691
Prudential SP Small Cap Value Portfolio (Class I)	1,465,531	14,481,480
Janus Henderson VIT Research Portfolio (Service Shares)	149,371	1,271,445
SP Prudential U.S. Emerging Growth Portfolio (Class I)	1,203,029	14,821,345
Prudential SP International Growth Portfolio (Class I)	884,825	5,025,083
AST Goldman Sachs Large-Cap Value Portfolio	128,791,005	69,645,953
AST Cohen & Steers Realty Portfolio	29,631,275	40,077,749
AST J.P. Morgan Strategic Opportunities Portfolio	51,059,583	150,099,010
AST T. Rowe Price Large-Cap Value Portfolio	19,714,532	17,637,978
AST High Yield Portfolio	39,102,763	37,175,466
AST Small-Cap Growth Opportunities Portfolio	29,466,912	28,276,737
AST WEDGE Capital Mid-Cap Value Portfolio	15,054,711	21,495,402
AST Small-Cap Value Portfolio	33,585,318	38,854,333
AST Goldman Sachs Mid-Cap Growth Portfolio	60,081,365	82,358,998
AST Hotchkis & Wiley Large-Cap Value Portfolio	48,626,264	69,439,526
AST Lord Abbett Core Fixed Income Portfolio	81,555,394	63,738,877
AST Loomis Sayles Large-Cap Growth Portfolio	43,493,263	93,055,615
AST MFS Growth Portfolio	31,136,084	28,705,641
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	54,897,701	53,935,143
AST BlackRock Low Duration Bond Portfolio	45,435,307	44,859,400
AST QMA US Equity Alpha Portfolio	48,207,204	47,093,493
AST T. Rowe Price Natural Resources Portfolio	44,339,004	51,559,645
AST T. Rowe Price Asset Allocation Portfolio	243,456,184	756,884,419
AST MFS Global Equity Portfolio	61,041,830	59,955,813
AST J.P. Morgan International Equity Portfolio	41,303,252	29,232,540
AST Templeton Global Bond Portfolio	31,816,767	19,269,383
AST Wellington Management Hedged Equity Portfolio	60,414,088	144,768,073
AST Capital Growth Asset Allocation Portfolio	485,892,408	571,721,332
AST Academic Strategies Asset Allocation Portfolio	209,447,884	354,657,861
AST Balanced Asset Allocation Portfolio	234,137,550	608,505,397
AST Preservation Asset Allocation Portfolio	501,718,916	556,945,657
AST FI Pyramis Quantitative Portfolio	122,806,858	263,100,881
AST Prudential Growth Allocation Portfolio	5,900,371,369	834,007,993
AST Advanced Strategies Portfolio	120,682,110	498,521,598
AST T. Rowe Price Large-Cap Growth Portfolio	118,323,465	116,892,842
AST Government Money Market Portfolio	314,295,243	344,250,389
AST Small-Cap Growth Portfolio	40,342,953	39,617,737
AST BlackRock/Loomis Sayles Bond Portfolio	183,033,596	162,570,601

A 88

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST International Value Portfolio	$21,049,349	$20,258,152
AST International Growth Portfolio	45,819,008	43,120,666
AST Investment Grade Bond Portfolio	822,577,670	2,629,094,361
AST Western Asset Core Plus Bond Portfolio	147,616,446	80,273,022
AST Bond Portfolio 2018	44,456,944	17,078,519
AST Bond Portfolio 2019	575,610	3,896,015
AST Global Real Estate Portfolio	11,397,261	12,643,554
AST Parametric Emerging Markets Equity Portfolio	52,497,037	32,568,305
AST Goldman Sachs Small-Cap Value Portfolio	56,737,126	55,493,549
AST Schroders Global Tactical Portfolio	78,754,437	5,602,337,491
AST RCM World Trends Portfolio	125,383,859	288,253,594
AST J.P. Morgan Global Thematic Portfolio	141,719,718	145,794,271
AST Goldman Sachs Multi-Asset Portfolio	457,325,158	166,818,754
ProFund VP Consumer Services	158,105	287,820
ProFund VP Consumer Goods	189,157	399,654
ProFund VP Financials	613,656	383,933
ProFund VP Health Care	327,983	495,328
ProFund VP Industrials	465,579	176,533
ProFund VP Mid-Cap Growth	135,008	154,887
ProFund VP Mid-Cap Value	230,342	293,085
ProFund VP Real Estate	184,515	403,002
ProFund VP Small-Cap Growth	242,811	354,457
ProFund VP Small-Cap Value	237,988	158,556
ProFund VP Telecommunications	35,205	156,416
ProFund VP Utilities	99,741	398,091
ProFund VP Large-Cap Growth	150,682	383,214
ProFund VP Large-Cap Value	51,542	225,761
AST Boston Partners Large-Cap Value Portfolio	7,799,331	99,955,649
AST Jennison Large-Cap Growth Portfolio	41,664,487	35,847,280
AST Bond Portfolio 2020	332,123	10,349,591
AST Bond Portfolio 2017	154,131	69,179,516
AST Bond Portfolio 2021	2,757,165	31,837,269
Wells Fargo VT International Equity Fund (Class 1)	7,943	23,108
Wells Fargo VT Omega Growth Fund (Class 1)	2,091	76,284
Wells Fargo VT Small Cap Growth Fund (Class 1)	263	79,286
AST Bond Portfolio 2022	2,713,591	29,713,852
AST Quantitative Modeling Portfolio	148,454,948	76,087,601
AST BlackRock Global Strategies Portfolio	92,770,833	157,535,131
Wells Fargo VT Opportunity Fund (Class 1)	2,161	129,764
AST Prudential Core Bond Portfolio	62,716,049	33,163,650
AST Bond Portfolio 2023	773,901	6,738,615
AST New Discovery Asset Allocation Portfolio	62,555,303	48,943,628
AST Western Asset Emerging Markets Debt Portfolio	3,155,814	1,231,079
AST MFS Large-Cap Value Portfolio	53,906,407	24,591,468
AST Bond Portfolio 2024	17,405,771	3,910,422
AST AQR Emerging Markets Equity Portfolio	20,094,039	3,009,616
AST ClearBridge Dividend Growth Portfolio	37,006,555	28,175,707
AST QMA Emerging Markets Equity Portfolio	876,391	5,887,642
AST Multi-Sector Fixed Income Portfolio	1,207,328,599	50,148,234

A 89

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
AST BlackRock iShares ETF Portfolio	$23,939,259	$366,863,081
AST Defensive Asset Allocation Portfolio	18,002,274	409,838,952
AST AQR Large-Cap Portfolio	6,279,611	1,388,213
AST QMA Large-Cap Portfolio	3,934,688	1,702,686
AST Bond Portfolio 2025	2,642,696	9,256,246
AST T. Rowe Price Growth Opportunities Portfolio	353,160,946	15,015,367
AST Goldman Sachs Global Growth Allocation Portfolio	5,404,767	1,855,102
AST T. Rowe Price Diversified Real Growth Portfolio	12,333,917	2,953,351
AST Prudential Flexible Multi-Strategy Portfolio	13,607,096	3,794,351
AST BlackRock Multi-Asset Income Portfolio	9,638,718	3,820,157
AST Franklin Templeton K2 Global Absolute Return Portfolio	4,395,119	1,196,606
AST Managed Equity Portfolio	7,937,190	1,583,063
AST Managed Fixed Income Portfolio	8,950,723	3,860,942
AST FQ Absolute Return Currency Portfolio	850,323	1,493,747
AST Jennison Global Infrastructure Portfolio	1,895,955	511,441
AST Goldman Sachs Strategic Income Portfolio	1,702,280	1,089,208
AST Legg Mason Diversified Growth Portfolio	103,104,955	4,613,901
AST Bond Portfolio 2026	51,762,479	96,758,142
AST AB Global Bond Portfolio	2,619,585	1,150,256
AST Goldman Sachs Global Income Portfolio	533,350	122,650
AST Morgan Stanley Multi-Asset Portfolio	514,858	100,496
AST Wellington Management Global Bond Portfolio	488,145	397,171
AST Neuberger Berman Long/Short Portfolio	1,412,931	168,298
AST Wellington Management Real Total Return Portfolio	688,560	207,669
AST QMA International Core Equity Portfolio	4,750,661	466,978
AST Managed Alternatives Portfolio	2,512,083	449,149
AST Emerging Managers Diversified Portfolio	2,536,896	434,771
AST Columbia Adaptive Risk Allocation Portfolio	5,877,666	1,616,275
Blackrock Global Allocation V.I. Fund (Class III)	14,063,647	3,319,643
JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	4,601,693	1,775,572
AST Bond Portfolio 2027	61,020,612	112,163,813
NVIT Emerging Markets Fund (Class D)	860,933	1,463,131
AST Bond Portfolio 2028	2,529,843	305,760

Note 6:	Related Party Transactions

The Account has extensive transaction and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (formerly Prudential Investments LLC) ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory

A 90

Note 6:	Related Party Transactions (continued)

agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

As of the close of business on December 15, 2017, the Prudential High Yield Bond Portfolio settled a redemption of certain fund shares by delivery of certain portfolio securities in lieu of cash with an affiliate. See The Prudential Series Fund financial statements for further information.

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a longstanding restriction benefiting Prudential Financial. In June 2016, Prudential Financial paid each of the affected Portfolios an amount of loss estimated by an independent consultant retained by the respective Boards of Trustees. The payment remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

Note 7:    Financial Highlights

Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the range of lowest to highest unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios, and the range of total return are presented for the products offered by Pruco Life and funded by the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life as contract owners may not have selected all available and applicable Contract options.

A 91

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2017	72,665	$0.89449	to	$9.69595	$82,409	0.55%		1.00%	to	2.00%	-1.41%	to	-0.44%
December 31, 2016	84,822	$0.90718	to	$9.73839	$96,411	0.09%		1.00%	to	2.00%	-1.92%	to	-0.90%
December 31, 2015	92,559	$0.92491	to	$9.82644	$107,185	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%
December 31, 2014	105,488	$0.94316	to	$9.92485	$123,830	0.00%	(1)	1.00%	to	2.10%	-2.06%	to	-0.99%
December 31, 2013	127,983	$0.96168	to	$10.02367	$150,930	0.00%	(1)	1.00%	to	2.10%	-2.05%	to	-0.99%

	Prudential Diversified Bond Portfolio
December 31, 2017	51,465	$2.23643	to	$2.74185	$140,780	0.00%		1.35%	to	1.65%	5.27%	to	5.58%
December 31, 2016	57,301	$2.12454	to	$2.59813	$148,549	0.00%		1.35%	to	1.65%	3.88%	to	4.19%
December 31, 2015	64,211	$2.04513	to	$2.49504	$159,894	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%
December 31, 2014	72,636	$2.08421	to	$2.53667	$183,884	1.13%		1.35%	to	1.65%	5.36%	to	5.67%
December 31, 2013	81,007	$1.97826	to	$2.40199	$194,199	3.94%		1.35%	to	1.65%	-2.33%	to	-2.05%

	Prudential Equity Portfolio (Class I)
December 31, 2017	48,485	$2.27842	to	$3.94390	$176,690	0.00%		1.35%	to	2.00%	23.32%	to	24.11%
December 31, 2016	55,260	$1.84115	to	$3.17936	$162,271	0.00%		1.35%	to	2.00%	1.74%	to	2.39%
December 31, 2015	62,095	$1.80347	to	$3.10651	$178,479	0.00%		1.35%	to	2.00%	0.35%	to	0.99%
December 31, 2014	71,107	$1.79101	to	$3.07736	$202,451	0.00%		1.35%	to	2.00%	5.59%	to	6.27%
December 31, 2013	79,925	$1.69020	to	$2.89713	$214,130	0.00%		1.35%	to	2.00%	30.92%	to	31.75%

	Prudential Flexible Managed Portfolio
December 31, 2017	3,315	$3.35090	to	$3.35090	$11,108	0.00%		1.40%	to	1.40%	13.39%	to	13.39%
December 31, 2016	3,816	$2.95532	to	$2.95532	$11,278	0.00%		1.40%	to	1.40%	7.02%	to	7.02%
December 31, 2015	4,417	$2.76140	to	$2.76140	$12,196	0.00%		1.40%	to	1.40%	-0.39%	to	-0.39%
December 31, 2014	5,009	$2.77211	to	$2.77211	$13,886	0.00%		1.40%	to	1.40%	9.52%	to	9.52%
December 31, 2013	5,642	$2.53115	to	$2.53115	$14,280	0.00%		1.40%	to	1.40%	18.48%	to	18.48%

	Prudential Conservative Balanced Portfolio
December 31, 2017	4,680	$2.99007	to	$2.99007	$13,995	0.00%		1.40%	to	1.40%	10.82%	to	10.82%
December 31, 2016	5,307	$2.69825	to	$2.69825	$14,319	0.00%		1.40%	to	1.40%	5.80%	to	5.80%
December 31, 2015	6,144	$2.55040	to	$2.55040	$15,669	0.00%		1.40%	to	1.40%	-0.99%	to	-0.99%
December 31, 2014	7,302	$2.57585	to	$2.57585	$18,808	0.00%		1.40%	to	1.40%	7.27%	to	7.27%
December 31, 2013	8,177	$2.40130	to	$2.40130	$19,636	0.00%		1.40%	to	1.40%	14.55%	to	14.55%

	Prudential Value Portfolio (Class I)
December 31, 2017	69,321	$2.28093	to	$4.64455	$234,532	0.00%		1.35%	to	2.00%	14.70%	to	15.43%
December 31, 2016	78,962	$1.98670	to	$4.02566	$231,803	0.00%		1.35%	to	2.00%	9.22%	to	9.92%
December 31, 2015	88,795	$1.81725	to	$3.66437	$238,364	0.00%		1.35%	to	2.00%	-10.00%	to	-9.42%
December 31, 2014	99,749	$2.01704	to	$4.04747	$296,461	0.00%		1.35%	to	2.00%	7.95%	to	8.63%
December 31, 2013	116,026	$1.86670	to	$3.72763	$316,368	0.00%		1.35%	to	2.00%	30.49%	to	31.32%

	Prudential High Yield Bond Portfolio
December 31, 2017	28,650	$2.43084	to	$17.12757	$142,013	6.08%		1.35%	to	2.00%	5.70%	to	6.39%
December 31, 2016	31,834	$2.29212	to	$16.10941	$148,803	6.44%		1.35%	to	2.00%	13.97%	to	14.69%
December 31, 2015	36,942	$2.00427	to	$14.05181	$150,113	6.16%		1.35%	to	2.00%	-4.36%	to	-3.74%
December 31, 2014	42,176	$2.08850	to	$14.60641	$178,309	5.99%		1.35%	to	2.00%	0.70%	to	1.35%
December 31, 2013	47,473	$2.06706	to	$14.41969	$201,311	6.32%		1.35%	to	2.00%	5.15%	to	5.81%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2017	618	$5.29513	to	$5.29513	$3,270	0.00%		1.40%	to	1.40%	-1.56%	to	-1.56%
December 31, 2016	681	$5.37916	to	$5.37916	$3,665	0.00%		1.40%	to	1.40%	23.63%	to	23.63%
December 31, 2015	781	$4.35091	to	$4.35091	$3,397	0.00%		1.40%	to	1.40%	-29.19%	to	-29.19%
December 31, 2014	903	$6.14406	to	$6.14406	$5,551	0.00%		1.40%	to	1.40%	-21.01%	to	-21.01%
December 31, 2013	1,009	$7.77806	to	$7.77806	$7,850	0.00%		1.40%	to	1.40%	8.70%	to	8.70%

	Prudential Stock Index Portfolio
December 31, 2017	79,672	$1.85603	to	$4.30927	$286,798	1.59%		1.35%	to	2.00%	19.09%	to	19.85%
December 31, 2016	91,196	$1.55385	to	$3.59736	$273,088	1.84%		1.35%	to	2.00%	9.64%	to	10.34%
December 31, 2015	101,975	$1.41298	to	$3.26182	$277,104	1.49%		1.35%	to	2.00%	-0.80%	to	-0.16%
December 31, 2014	114,422	$1.42009	to	$3.26890	$310,971	3.05%		1.35%	to	2.00%	11.09%	to	11.80%
December 31, 2013	130,864	$1.27465	to	$2.92538	$316,543	0.00%		1.35%	to	2.00%	29.31%	to	30.14%
A 92

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2017	20,167	$1.48268	to	$3.28499	$57,220	0.00%	1.35%	to	2.00%	22.40%	to	23.19%
December 31, 2016	22,600	$1.20776	to	$2.66817	$52,073	0.00%	1.35%	to	2.00%	2.40%	to	3.06%
December 31, 2015	25,080	$1.17604	to	$2.59035	$56,280	0.00%	1.35%	to	2.00%	0.36%	to	1.01%
December 31, 2014	27,387	$1.16831	to	$2.56578	$60,958	0.00%	1.35%	to	2.00%	1.22%	to	1.88%
December 31, 2013	30,874	$1.15067	to	$2.51978	$67,256	0.00%	1.35%	to	2.00%	24.79%	to	25.59%

	Prudential Jennison Portfolio (Class I)
December 31, 2017	70,792	$1.72333	to	$5.09919	$294,436	0.00%	1.35%	to	2.00%	34.02%	to	34.88%
December 31, 2016	80,340	$1.28203	to	$3.78242	$247,239	0.00%	1.35%	to	2.00%	-2.84%	to	-2.22%
December 31, 2015	90,877	$1.31559	to	$3.87018	$287,289	0.00%	1.35%	to	2.00%	9.30%	to	10.00%
December 31, 2014	103,663	$1.20021	to	$3.52028	$296,938	0.00%	1.35%	to	2.00%	7.83%	to	8.53%
December 31, 2013	120,569	$1.10982	to	$3.24547	$317,172	0.00%	1.35%	to	2.00%	34.96%	to	35.83%

	Prudential Small Capitalization Stock Portfolio
December 31, 2017	9,680	$4.59901	to	$7.05653	$59,097	0.00%	1.35%	to	1.65%	11.17%	to	11.50%
December 31, 2016	10,868	$4.13694	to	$6.33209	$59,542	0.00%	1.35%	to	1.65%	24.46%	to	24.82%
December 31, 2015	12,245	$3.32403	to	$5.07539	$53,805	0.00%	1.35%	to	1.65%	-3.87%	to	-3.58%
December 31, 2014	13,550	$3.45796	to	$5.26694	$61,807	0.00%	1.35%	to	1.65%	3.68%	to	3.98%
December 31, 2013	15,356	$3.33520	to	$5.06760	$67,442	0.00%	1.35%	to	1.65%	38.67%	to	39.08%

	T. Rowe Price International Stock Portfolio
December 31, 2017	10,240	$1.45532	to	$2.01627	$20,483	1.10%	1.35%	to	1.65%	25.82%	to	26.19%
December 31, 2016	10,887	$1.15671	to	$1.59864	$17,264	1.04%	1.35%	to	1.65%	0.47%	to	0.77%
December 31, 2015	11,740	$1.15125	to	$1.58722	$18,592	0.91%	1.35%	to	1.65%	-2.51%	to	-2.23%
December 31, 2014	12,524	$1.18092	to	$1.62418	$20,257	1.02%	1.35%	to	1.65%	-2.84%	to	-2.56%
December 31, 2013	13,481	$1.21548	to	$1.66761	$22,371	0.85%	1.35%	to	1.65%	12.20%	to	12.54%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2017	16,255	$2.56268	to	$4.03183	$65,251	1.72%	1.35%	to	1.65%	14.15%	to	14.48%
December 31, 2016	18,852	$2.24509	to	$3.52364	$66,114	2.32%	1.35%	to	1.65%	17.24%	to	17.59%
December 31, 2015	20,667	$1.91495	to	$2.99816	$61,636	1.80%	1.35%	to	1.65%	-8.37%	to	-8.10%
December 31, 2014	23,102	$2.08981	to	$3.26392	$74,912	1.73%	1.35%	to	1.65%	5.64%	to	5.94%
December 31, 2013	25,950	$1.97830	to	$3.08233	$79,490	1.54%	1.35%	to	1.65%	27.62%	to	27.99%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2017	23,685	$1.59120	to	$3.07508	$71,342	1.02%	1.35%	to	1.65%	11.34%	to	11.67%
December 31, 2016	26,486	$1.42911	to	$2.75507	$71,610	0.75%	1.35%	to	1.65%	8.48%	to	8.81%
December 31, 2015	30,183	$1.31740	to	$2.53351	$75,203	1.11%	1.35%	to	1.65%	-7.29%	to	-7.03%
December 31, 2014	33,857	$1.42106	to	$2.72627	$90,740	0.84%	1.35%	to	1.65%	6.39%	to	6.71%
December 31, 2013	38,677	$1.33567	to	$2.55624	$97,180	1.38%	1.35%	to	1.65%	27.15%	to	27.53%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2017	17,051	$1.56619	to	$3.30725	$55,171	0.39%	1.35%	to	1.65%	25.81%	to	26.18%
December 31, 2016	19,342	$1.24492	to	$2.62234	$49,711	0.53%	1.35%	to	1.65%	-1.13%	to	-0.84%
December 31, 2015	21,939	$1.25910	to	$2.64571	$57,069	0.63%	1.35%	to	1.65%	3.63%	to	3.94%
December 31, 2014	25,154	$1.21494	to	$2.54666	$62,900	0.37%	1.35%	to	1.65%	11.16%	to	11.49%
December 31, 2013	28,310	$1.09299	to	$2.28537	$63,509	0.78%	1.35%	to	1.65%	28.22%	to	28.60%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2017	16,962	$1.96336	to	$3.59601	$60,057	1.64%	1.35%	to	1.65%	29.00%	to	29.38%
December 31, 2016	18,983	$1.52204	to	$2.78080	$52,039	5.03%	1.35%	to	1.65%	-7.96%	to	-7.70%
December 31, 2015	20,849	$1.65372	to	$3.01418	$61,960	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%
December 31, 2014	22,928	$1.83897	to	$3.34371	$75,536	5.83%	1.35%	to	1.65%	-13.30%	to	-13.05%
December 31, 2013	25,331	$2.12113	to	$3.84746	$96,032	3.13%	1.35%	to	1.65%	12.70%	to	13.04%

	MFS Research Series (Initial Class)
December 31, 2017	5,304	$2.09967	to	$3.45639	$18,258	1.35%	1.35%	to	1.65%	21.37%	to	21.73%
December 31, 2016	6,000	$1.72992	to	$2.84082	$16,979	0.78%	1.35%	to	1.65%	6.98%	to	7.29%
December 31, 2015	6,865	$1.61710	to	$2.64905	$18,119	0.73%	1.35%	to	1.65%	-0.83%	to	-0.54%
December 31, 2014	7,641	$1.63066	to	$2.66475	$20,288	0.81%	1.35%	to	1.65%	8.42%	to	8.74%
December 31, 2013	8,883	$1.50408	to	$2.45201	$21,700	0.33%	1.35%	to	1.65%	30.13%	to	30.52%

A 93

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS Growth Series (Initial Class)
December 31, 2017	15,863	$2.03812	to	$3.86028	$60,861	0.10%	1.35%	to	1.65%	29.28%	to	29.66%
December 31, 2016	17,677	$1.57652	to	$2.97872	$52,348	0.04%	1.35%	to	1.65%	0.78%	to	1.08%
December 31, 2015	20,031	$1.56429	to	$2.94835	$58,698	0.15%	1.35%	to	1.65%	5.81%	to	6.12%
December 31, 2014	22,311	$1.47837	to	$2.77955	$61,531	0.10%	1.35%	to	1.65%	7.18%	to	7.49%
December 31, 2013	25,118	$1.37938	to	$2.58719	$64,475	0.23%	1.35%	to	1.65%	34.63%	to	35.03%

	American Century VP Value Fund (Class I)
December 31, 2017	6,738	$3.18564	to	$3.91837	$26,279	1.64%	1.35%	to	1.65%	6.98%	to	7.30%
December 31, 2016	7,562	$2.97766	to	$3.65359	$27,509	1.74%	1.35%	to	1.65%	18.53%	to	18.88%
December 31, 2015	8,164	$2.51211	to	$3.07494	$24,981	2.12%	1.35%	to	1.65%	-5.45%	to	-5.16%
December 31, 2014	9,538	$2.65685	to	$3.24394	$30,778	1.54%	1.35%	to	1.65%	11.24%	to	11.57%
December 31, 2013	10,636	$2.38831	to	$2.90895	$30,803	1.65%	1.35%	to	1.65%	29.59%	to	29.97%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2017	7,437	$1.88334	to	$3.30962	$24,043	0.00%	1.35%	to	1.65%	19.43%	to	19.79%
December 31, 2016	8,208	$1.57697	to	$2.76434	$22,199	0.00%	1.35%	to	1.65%	2.49%	to	2.79%
December 31, 2015	9,396	$1.53866	to	$2.69077	$24,715	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%
December 31, 2014	10,386	$1.60675	to	$2.80296	$28,451	0.00%	1.35%	to	1.65%	5.73%	to	6.04%
December 31, 2013	11,731	$1.51967	to	$2.64465	$30,317	0.00%	1.35%	to	1.65%	35.92%	to	36.31%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2017	13,523	$3.07738	to	$3.31617	$44,792	0.00%	1.35%	to	1.65%	28.18%	to	28.56%
December 31, 2016	15,618	$2.40092	to	$2.58090	$40,266	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%
December 31, 2015	18,090	$2.40178	to	$2.57551	$46,546	0.00%	1.35%	to	1.65%	4.54%	to	4.86%
December 31, 2014	20,333	$2.29737	to	$2.45756	$49,920	0.00%	1.35%	to	1.65%	5.41%	to	5.72%
December 31, 2013	22,694	$2.17940	to	$2.32560	$52,712	0.00%	1.35%	to	1.65%	27.77%	to	28.15%

	Davis Value Portfolio
December 31, 2017	12,130	$2.03765	to	$2.14658	$25,779	0.74%	1.35%	to	1.65%	20.64%	to	21.00%
December 31, 2016	13,699	$1.68897	to	$1.77405	$24,077	1.23%	1.35%	to	1.65%	10.07%	to	10.39%
December 31, 2015	15,857	$1.53445	to	$1.60704	$25,264	0.76%	1.35%	to	1.65%	-0.05%	to	0.24%
December 31, 2014	18,108	$1.53523	to	$1.60314	$28,795	0.91%	1.35%	to	1.65%	4.33%	to	4.64%
December 31, 2013	20,232	$1.47145	to	$1.53200	$30,760	0.84%	1.35%	to	1.65%	31.26%	to	31.65%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2017	5,895	$1.41754	to	$1.49492	$8,716	0.00%	1.35%	to	1.65%	29.55%	to	29.92%
December 31, 2016	5,898	$1.09420	to	$1.15062	$6,715	0.00%	1.35%	to	1.65%	0.70%	to	1.00%
December 31, 2015	7,167	$1.08660	to	$1.13924	$8,081	0.00%	1.35%	to	1.65%	9.05%	to	9.38%
December 31, 2014	7,457	$0.99640	to	$1.04158	$7,691	0.00%	1.35%	to	1.65%	11.99%	to	12.33%
December 31, 2013	7,839	$0.88970	to	$0.92729	$7,205	0.00%	1.35%	to	1.65%	34.78%	to	35.18%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2017	26,956	$2.70883	to	$3.68521	$90,794	0.00%	1.35%	to	2.00%	10.00%	to	10.70%
December 31, 2016	30,664	$2.46039	to	$3.33068	$93,506	0.00%	1.35%	to	2.00%	23.00%	to	23.79%
December 31, 2015	34,695	$1.99837	to	$2.69201	$85,721	0.00%	1.35%	to	2.00%	-7.22%	to	-6.62%
December 31, 2014	39,236	$2.15175	to	$2.88444	$104,079	0.00%	1.35%	to	2.00%	2.88%	to	3.54%
December 31, 2013	45,199	$2.08949	to	$2.78722	$116,216	0.00%	1.35%	to	2.00%	34.76%	to	35.61%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2017	4,943	$1.28226	to	$2.91700	$10,326	0.24%	1.40%	to	2.00%	25.06%	to	25.80%
December 31, 2016	5,449	$1.02225	to	$2.31883	$9,067	0.38%	1.40%	to	2.00%	-1.69%	to	-1.10%
December 31, 2015	6,153	$1.03673	to	$2.34486	$10,479	0.45%	1.40%	to	2.00%	3.02%	to	3.63%
December 31, 2014	7,009	$1.00336	to	$2.26282	$11,422	0.22%	1.40%	to	2.00%	10.52%	to	11.18%
December 31, 2013	8,225	$0.90515	to	$2.03533	$12,065	0.66%	1.40%	to	2.00%	27.44%	to	28.20%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2017	31,152	$2.08074	to	$4.70150	$105,906	0.00%	1.35%	to	2.00%	20.04%	to	20.81%
December 31, 2016	35,035	$1.72823	to	$3.89360	$98,683	0.00%	1.35%	to	2.00%	2.28%	to	2.93%
December 31, 2015	39,225	$1.68478	to	$3.78454	$107,539	0.00%	1.35%	to	2.00%	-4.27%	to	-3.66%
December 31, 2014	44,521	$1.75488	to	$3.93032	$127,551	0.00%	1.35%	to	2.00%	7.36%	to	8.05%
December 31, 2013	51,864	$1.62968	to	$3.63925	$137,598	0.00%	1.35%	to	2.00%	25.95%	to	26.76%

A 94

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2017	16,536	$1.06471	to	$2.68018	$32,257	0.00%	1.40%	to	2.00%	33.16%	to	33.95%
December 31, 2016	18,568	$0.79731	to	$2.00102	$27,188	0.00%	1.40%	to	2.00%	-5.47%	to	-4.91%
December 31, 2015	20,465	$0.84098	to	$2.10438	$31,563	0.00%	1.40%	to	2.00%	1.34%	to	1.95%
December 31, 2014	23,271	$0.82745	to	$2.06435	$35,459	0.00%	1.40%	to	2.00%	-7.56%	to	-7.00%
December 31, 2013	26,352	$0.89246	to	$2.22017	$43,541	0.00%	1.35%	to	2.00%	16.54%	to	17.29%

	AST Goldman Sachs Large-Cap Value Portfolio
December 31, 2017	36,026	$12.24532	to	$23.57079	$646,683	0.00%	0.55%	to	3.25%	6.19%	to	9.14%
December 31, 2016	32,294	$11.25440	to	$21.89511	$532,189	0.00%	0.55%	to	3.25%	7.93%	to	10.93%
December 31, 2015	34,839	$10.17726	to	$20.01155	$522,927	0.00%	0.55%	to	3.25%	-7.72%	to	6.09%
December 31, 2014	16,013	$10.96235	to	$21.39027	$259,463	0.00%	0.55%	to	3.25%	9.46%	to	12.51%
December 31, 2013	15,311	$11.42443	to	$19.27594	$221,801	0.00%	0.55%	to	3.25%	25.90%	to	32.81%

	AST Cohen & Steers Realty Portfolio
December 31, 2017	12,441	$11.49818	to	$31.05029	$243,725	0.00%	0.55%	to	3.25%	2.80%	to	5.66%
December 31, 2016	12,696	$10.91590	to	$29.79355	$239,515	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	12,433	$10.50466	to	$28.97784	$229,030	0.00%	0.55%	to	3.25%	1.44%	to	10.36%
December 31, 2014	13,312	$11.64573	to	$28.17786	$239,838	0.00%	0.55%	to	3.25%	15.51%	to	30.19%
December 31, 2013	13,244	$9.68396	to	$21.94358	$186,235	0.00%	0.55%	to	3.25%	-1.36%	to	2.57%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2017	111,352	$12.44794	to	$16.63081	$1,564,163	0.00%	0.55%	to	3.25%	8.51%	to	11.53%
December 31, 2016	116,489	$11.26302	to	$15.03722	$1,487,767	0.00%	0.55%	to	3.25%	0.47%	to	3.27%
December 31, 2015	122,496	$11.00591	to	$14.68376	$1,537,582	0.00%	0.55%	to	3.25%	-3.43%	to	-0.73%
December 31, 2014	130,504	$11.18827	to	$14.91662	$1,675,340	0.00%	0.55%	to	3.25%	2.02%	to	4.87%
December 31, 2013	131,617	$10.76626	to	$14.34386	$1,639,217	0.00%	0.55%	to	3.25%	7.42%	to	10.42%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2017	8,178	$11.32236	to	$22.05958	$134,367	0.00%	0.55%	to	3.25%	12.78%	to	15.91%
December 31, 2016	7,875	$9.78081	to	$19.29478	$113,488	0.00%	0.55%	to	3.25%	2.69%	to	5.55%
December 31, 2015	8,473	$9.27899	to	$18.53439	$116,779	0.00%	0.55%	to	3.25%	-9.12%	to	4.17%
December 31, 2014	9,863	$9.94566	to	$20.11564	$146,622	0.00%	0.55%	to	3.25%	-1.74%	to	1.00%
December 31, 2013	10,554	$11.69942	to	$20.19327	$156,741	0.00%	0.55%	to	3.25%	25.84%	to	33.89%

	AST High Yield Portfolio
December 31, 2017	14,829	$11.59419	to	$18.82273	$219,287	0.00%	0.55%	to	3.25%	3.99%	to	6.88%
December 31, 2016	14,421	$10.86186	to	$17.85478	$202,254	0.00%	0.55%	to	3.25%	11.66%	to	14.76%
December 31, 2015	13,669	$9.47712	to	$15.77372	$169,187	0.00%	0.55%	to	3.25%	-6.70%	to	-3.24%
December 31, 2014	15,527	$9.89459	to	$16.67561	$203,687	0.00%	0.55%	to	3.25%	-1.05%	to	1.99%
December 31, 2013	16,564	$10.42183	to	$16.57675	$216,591	0.00%	0.55%	to	3.25%	3.70%	to	6.59%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2017	8,199	$12.22476	to	$31.71645	$181,631	0.00%	0.55%	to	3.25%	23.55%	to	26.99%
December 31, 2016	7,974	$9.63926	to	$25.32160	$141,144	0.00%	0.55%	to	3.25%	4.21%	to	7.11%
December 31, 2015	8,834	$9.01138	to	$23.96900	$148,073	0.00%	0.55%	to	3.25%	-11.16%	to	1.00%
December 31, 2014	10,032	$13.35563	to	$24.11445	$169,022	0.00%	0.55%	to	3.25%	1.53%	to	4.36%
December 31, 2013	10,131	$12.91409	to	$23.42720	$165,527	0.00%	0.55%	to	3.25%	33.40%	to	40.04%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2017	5,461	$12.78380	to	$30.81359	$119,136	0.00%	0.55%	to	3.25%	14.69%	to	17.88%
December 31, 2016	5,669	$10.87863	to	$26.50191	$106,317	0.00%	0.55%	to	3.25%	10.30%	to	13.37%
December 31, 2015	5,767	$9.62571	to	$23.70041	$97,023	0.00%	0.55%	to	3.25%	-9.64%	to	0.53%
December 31, 2014	6,170	$11.23471	to	$25.87248	$113,915	0.00%	0.55%	to	3.25%	11.23%	to	14.34%
December 31, 2013	6,399	$12.06993	to	$22.94256	$104,911	0.00%	0.55%	to	3.25%	23.34%	to	31.69%

	AST Small-Cap Value Portfolio
December 31, 2017	6,775	$13.62288	to	$29.83207	$144,480	0.00%	0.55%	to	3.25%	3.87%	to	6.76%
December 31, 2016	6,921	$12.80031	to	$28.33077	$139,960	0.00%	0.55%	to	3.25%	25.02%	to	28.49%
December 31, 2015	5,601	$9.99297	to	$22.35385	$89,371	0.00%	0.55%	to	3.25%	-7.42%	to	4.08%
December 31, 2014	6,294	$10.54465	to	$23.81628	$107,335	0.00%	0.55%	to	3.25%	1.85%	to	5.87%
December 31, 2013	7,038	$12.47438	to	$23.06551	$116,350	0.00%	0.55%	to	3.25%	27.51%	to	36.64%

A 95

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2017	29,239	$12.48662	to	$28.89444	$608,567	0.00%	0.55%	to	3.25%	22.97%	to	26.39%
December 31, 2016	29,784	$9.91006	to	$23.17737	$496,877	0.00%	0.55%	to	3.25%	-1.65%	to	1.09%
December 31, 2015	31,934	$9.83409	to	$23.24614	$534,194	0.00%	0.55%	to	3.25%	-8.75%	to	2.12%
December 31, 2014	14,692	$11.31270	to	$25.12814	$271,570	0.00%	0.55%	to	3.25%	7.90%	to	13.47%
December 31, 2013	15,464	$12.28300	to	$22.97023	$261,949	0.00%	0.55%	to	3.25%	25.09%	to	31.46%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2017	22,705	$13.62825	to	$29.00321	$467,505	0.00%	0.55%	to	3.25%	15.33%	to	18.54%
December 31, 2016	23,496	$11.53285	to	$24.80628	$411,063	0.00%	0.55%	to	3.25%	16.00%	to	19.23%
December 31, 2015	24,491	$9.70319	to	$21.09411	$361,251	0.00%	0.55%	to	3.25%	-10.83%	to	1.55%
December 31, 2014	25,255	$10.81514	to	$23.33405	$409,452	0.00%	0.55%	to	3.25%	7.95%	to	13.12%
December 31, 2013	25,383	$11.16325	to	$20.91410	$365,289	0.00%	0.55%	to	3.25%	31.12%	to	39.09%

	AST Lord Abbett Core Fixed Income Portfolio
December 31, 2017	56,508	$10.27556	to	$15.08156	$688,065	0.00%	0.55%	to	3.25%	0.00%	to	2.79%
December 31, 2016	54,223	$10.03100	to	$14.87608	$648,215	0.00%	0.55%	to	3.25%	-0.72%	to	2.04%
December 31, 2015	55,224	$9.86125	to	$14.78095	$652,219	0.00%	0.55%	to	3.25%	-3.81%	to	-1.13%
December 31, 2014	49,551	$10.18285	to	$15.15769	$594,715	0.00%	0.55%	to	3.25%	2.93%	to	5.80%
December 31, 2013	46,780	$9.71214	to	$14.52525	$533,925	0.00%	0.55%	to	3.25%	-5.19%	to	-2.54%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2017	18,619	$14.82140	to	$33.92641	$466,163	0.00%	0.55%	to	3.25%	28.68%	to	32.26%
December 31, 2016	20,369	$11.24130	to	$26.00664	$390,226	0.00%	0.55%	to	3.25%	2.15%	to	5.00%
December 31, 2015	20,054	$10.73986	to	$25.11237	$369,143	0.00%	0.55%	to	3.25%	6.50%	to	11.97%
December 31, 2014	23,783	$11.25817	to	$23.25943	$404,850	0.00%	0.55%	to	3.25%	7.00%	to	12.47%
December 31, 2013	16,363	$12.76835	to	$21.44225	$255,014	0.00%	0.55%	to	3.25%	30.12%	to	35.86%

	AST MFS Growth Portfolio
December 31, 2017	7,414	$13.77953	to	$29.04752	$170,338	0.00%	0.55%	to	3.25%	26.47%	to	29.99%
December 31, 2016	7,161	$10.63355	to	$22.65541	$127,817	0.00%	0.55%	to	3.25%	-1.39%	to	1.35%
December 31, 2015	6,756	$10.52964	to	$22.66308	$120,117	0.00%	0.55%	to	3.25%	3.74%	to	9.59%
December 31, 2014	7,243	$11.13384	to	$21.54740	$122,405	0.00%	0.55%	to	3.25%	5.18%	to	11.72%
December 31, 2013	7,176	$12.75859	to	$20.20752	$113,750	0.00%	0.55%	to	3.25%	29.91%	to	35.95%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2017	16,836	$12.80688	to	$34.16965	$381,807	0.00%	0.55%	to	3.25%	10.10%	to	13.16%
December 31, 2016	16,396	$11.35231	to	$30.61307	$334,007	0.00%	0.55%	to	3.25%	14.40%	to	17.58%
December 31, 2015	14,931	$9.68512	to	$26.39664	$262,670	0.00%	0.55%	to	3.25%	-8.70%	to	1.07%
December 31, 2014	15,349	$11.02363	to	$28.51908	$292,469	0.00%	0.55%	to	3.25%	10.42%	to	13.62%
December 31, 2013	15,234	$12.86338	to	$25.44872	$259,477	0.00%	0.55%	to	3.25%	31.13%	to	41.23%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2017	16,298	$8.60242	to	$12.09585	$164,924	0.00%	0.55%	to	3.25%	-1.59%	to	1.15%
December 31, 2016	15,963	$8.74158	to	$12.02965	$161,562	0.00%	0.55%	to	3.25%	-1.66%	to	1.08%
December 31, 2015	15,084	$8.88893	to	$11.97203	$152,558	0.00%	0.55%	to	3.25%	-2.78%	to	-0.07%
December 31, 2014	15,866	$9.14331	to	$12.05162	$162,190	0.00%	0.55%	to	3.25%	-3.34%	to	-0.65%
December 31, 2013	17,793	$9.45965	to	$12.20183	$185,800	0.00%	0.55%	to	3.25%	-5.35%	to	-2.71%

	AST QMA US Equity Alpha Portfolio
December 31, 2017	10,875	$14.32971	to	$34.89959	$275,319	0.00%	0.55%	to	3.25%	18.29%	to	21.58%
December 31, 2016	10,551	$11.82308	to	$29.10267	$222,962	0.00%	0.55%	to	3.25%	11.12%	to	14.21%
December 31, 2015	9,355	$10.38394	to	$25.83362	$176,411	0.00%	0.55%	to	2.95%	0.13%	to	8.03%
December 31, 2014	8,980	$11.24219	to	$25.55053	$168,707	0.00%	0.55%	to	2.95%	11.83%	to	16.57%
December 31, 2013	6,347	$12.26676	to	$22.22337	$103,102	0.00%	0.55%	to	2.95%	24.92%	to	31.70%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2017	26,241	$8.87023	to	$15.08687	$285,152	0.00%	0.55%	to	3.25%	6.73%	to	9.70%
December 31, 2016	26,455	$8.11025	to	$13.86822	$265,263	0.00%	0.55%	to	3.25%	20.58%	to	23.93%
December 31, 2015	26,606	$6.56393	to	$11.28433	$217,496	0.00%	0.55%	to	3.25%	-21.88%	to	0.94%
December 31, 2014	28,651	$8.19862	to	$14.17056	$295,414	0.00%	0.55%	to	3.25%	-14.29%	to	-8.86%
December 31, 2013	29,034	$9.02327	to	$15.67993	$333,568	0.00%	0.55%	to	3.25%	11.63%	to	14.75%
A 96

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2017	717,175	$13.85151	to	$20.66054	$11,688,101	0.00%	0.55%	to	3.25%	11.67%	to	14.77%
December 31, 2016	735,805	$12.17840	to	$18.25044	$10,599,350	0.00%	0.55%	to	3.25%	4.06%	to	6.95%
December 31, 2015	749,738	$11.49045	to	$17.30044	$10,255,016	0.00%	0.55%	to	3.25%	-3.21%	to	-0.51%
December 31, 2014	568,527	$11.65463	to	$17.63046	$7,977,063	0.00%	0.55%	to	3.25%	2.44%	to	5.30%
December 31, 2013	535,636	$11.16935	to	$16.97618	$7,295,774	0.00%	0.55%	to	3.25%	12.85%	to	16.19%

	AST MFS Global Equity Portfolio
December 31, 2017	22,832	$13.07346	to	$26.47870	$447,924	0.00%	0.55%	to	3.25%	19.83%	to	23.16%
December 31, 2016	22,338	$10.64809	to	$21.79721	$360,344	0.00%	0.55%	to	3.25%	3.64%	to	6.52%
December 31, 2015	22,632	$10.02712	to	$20.74591	$346,412	0.00%	0.55%	to	3.25%	-4.67%	to	3.91%
December 31, 2014	22,518	$10.30110	to	$21.46497	$356,337	0.00%	0.55%	to	3.25%	0.26%	to	3.06%
December 31, 2013	20,596	$11.84660	to	$21.11684	$320,306	0.00%	0.55%	to	3.25%	20.29%	to	26.93%

	AST J.P. Morgan International Equity Portfolio
December 31, 2017	17,268	$12.12309	to	$19.19734	$244,941	0.00%	0.55%	to	3.25%	25.43%	to	28.92%
December 31, 2016	16,014	$9.15230	to	$15.09703	$178,124	0.00%	0.55%	to	3.25%	-1.37%	to	1.37%
December 31, 2015	16,931	$9.49209	to	$15.09904	$187,875	0.00%	0.55%	to	3.25%	-5.95%	to	-3.33%
December 31, 2014	17,384	$9.85774	to	$15.83614	$201,653	0.00%	0.55%	to	3.25%	-9.41%	to	-6.88%
December 31, 2013	16,428	$10.62785	to	$17.24255	$207,309	0.00%	0.55%	to	3.25%	11.61%	to	14.73%

	AST Templeton Global Bond Portfolio
December 31, 2017	18,787	$8.72089	to	$12.44759	$188,205	0.00%	0.55%	to	3.25%	-1.27%	to	1.48%
December 31, 2016	17,312	$8.83280	to	$12.33854	$172,270	0.00%	0.55%	to	3.25%	0.97%	to	3.78%
December 31, 2015	17,773	$8.74760	to	$11.95898	$171,608	0.00%	0.55%	to	3.25%	-7.72%	to	3.76%
December 31, 2014	18,913	$9.47925	to	$12.68214	$194,300	0.00%	0.55%	to	3.25%	-2.71%	to	0.00%
December 31, 2013	19,028	$9.69586	to	$12.75701	$197,497	0.00%	0.55%	to	3.25%	-6.88%	to	-3.21%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2017	119,256	$12.09781	to	$20.56314	$1,626,779	0.00%	0.55%	to	3.25%	9.91%	to	12.97%
December 31, 2016	123,829	$10.93147	to	$18.45448	$1,510,962	0.00%	0.55%	to	3.25%	3.07%	to	5.94%
December 31, 2015	130,610	$10.53324	to	$17.66125	$1,520,154	0.00%	0.55%	to	3.25%	-3.86%	to	-1.18%
December 31, 2014	130,027	$10.88122	to	$18.12031	$1,548,823	0.00%	0.55%	to	3.25%	2.08%	to	4.92%
December 31, 2013	106,043	$10.58693	to	$17.50990	$1,219,180	0.00%	0.55%	to	3.25%	14.98%	to	19.84%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2017	536,307	$14.78599	to	$22.08013	$9,063,319	0.00%	0.55%	to	3.25%	14.07%	to	17.24%
December 31, 2016	530,110	$12.77860	to	$19.09374	$7,757,048	0.00%	0.55%	to	3.25%	3.37%	to	6.25%
December 31, 2015	530,160	$12.13656	to	$18.21974	$7,420,464	0.00%	0.55%	to	3.25%	-2.73%	to	-0.02%
December 31, 2014	516,836	$12.24977	to	$18.47645	$7,352,204	0.00%	0.55%	to	3.25%	3.52%	to	6.41%
December 31, 2013	477,773	$11.61737	to	$17.60529	$6,496,923	0.00%	0.55%	to	3.25%	17.67%	to	22.00%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2017	245,825	$11.80946	to	$17.00789	$3,337,538	0.00%	0.55%	to	3.25%	8.94%	to	11.97%
December 31, 2016	252,678	$10.76661	to	$15.40048	$3,099,702	0.00%	0.55%	to	3.25%	2.89%	to	5.75%
December 31, 2015	276,820	$10.35394	to	$14.76472	$3,252,182	0.00%	0.55%	to	3.25%	-6.36%	to	-3.75%
December 31, 2014	326,241	$10.85572	to	$15.55329	$4,038,220	0.00%	0.55%	to	3.25%	0.44%	to	3.25%
December 31, 2013	351,118	$10.61030	to	$15.27338	$4,268,988	0.00%	0.55%	to	3.25%	6.40%	to	9.37%

	AST Balanced Asset Allocation Portfolio
December 31, 2017	489,240	$13.85514	to	$19.82485	$7,740,602	0.00%	0.55%	to	3.25%	11.18%	to	14.28%
December 31, 2016	504,036	$12.23487	to	$17.58870	$7,082,882	0.00%	0.55%	to	3.25%	2.85%	to	5.71%
December 31, 2015	511,145	$11.67893	to	$16.86850	$6,905,423	0.00%	0.55%	to	3.25%	-2.79%	to	-0.08%
December 31, 2014	514,029	$11.79468	to	$17.11604	$7,070,583	0.00%	0.55%	to	3.25%	3.06%	to	5.94%
December 31, 2013	500,114	$11.23550	to	$16.38146	$6,621,022	0.00%	0.55%	to	3.25%	13.49%	to	17.00%

	AST Preservation Asset Allocation Portfolio
December 31, 2017	329,485	$12.29028	to	$16.50008	$4,615,130	0.00%	0.55%	to	3.25%	6.56%	to	9.53%
December 31, 2016	325,237	$11.32357	to	$15.27370	$4,238,527	0.00%	0.55%	to	3.25%	2.10%	to	4.95%
December 31, 2015	339,720	$10.88817	to	$14.75560	$4,282,307	0.00%	0.55%	to	3.25%	-3.11%	to	-0.41%
December 31, 2014	360,303	$11.03255	to	$15.02176	$4,631,404	0.00%	0.55%	to	3.25%	2.34%	to	5.19%
December 31, 2013	372,081	$10.58368	to	$14.47848	$4,626,398	0.00%	0.55%	to	3.25%	5.66%	to	8.61%

A 97

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST FI Pyramis Quantitative Portfolio
December 31, 2017	253,498	$12.49999	to	$19.08352	$3,737,054	0.00%	0.55%	to	3.25%	12.70%	to	15.83%
December 31, 2016	258,493	$11.01581	to	$16.70324	$3,336,732	0.00%	0.55%	to	3.25%	0.87%	to	3.68%
December 31, 2015	257,720	$10.84576	to	$16.33350	$3,264,546	0.00%	0.55%	to	3.25%	-2.29%	to	0.44%
December 31, 2014	251,091	$11.02371	to	$16.48864	$3,226,253	0.00%	0.55%	to	3.25%	-0.20%	to	2.58%
December 31, 2013	248,285	$10.84192	to	$16.29666	$3,164,359	0.00%	0.55%	to	3.25%	11.03%	to	14.13%

	AST Prudential Growth Allocation Portfolio
December 31, 2017	865,745	$13.07674	to	$21.33806	$14,454,365	0.00%	0.55%	to	3.25%	12.33%	to	15.46%
December 31, 2016	522,511	$11.56133	to	$18.73700	$7,626,845	0.00%	0.55%	to	3.25%	6.53%	to	9.49%
December 31, 2015	527,423	$10.70877	to	$17.35014	$7,139,930	0.00%	0.55%	to	3.25%	-3.84%	to	-1.16%
December 31, 2014	324,805	$10.95802	to	$17.79750	$4,474,369	0.00%	0.55%	to	3.25%	5.65%	to	8.60%
December 31, 2013	296,876	$10.20562	to	$16.61628	$3,842,656	0.00%	0.55%	to	3.25%	13.22%	to	16.38%

	AST Advanced Strategies Portfolio
December 31, 2017	410,175	$14.05650	to	$21.50913	$6,806,564	0.00%	0.55%	to	3.25%	13.14%	to	16.28%
December 31, 2016	426,322	$12.19811	to	$18.75315	$6,167,029	0.00%	0.55%	to	3.25%	3.63%	to	6.52%
December 31, 2015	442,206	$11.55605	to	$17.84949	$6,092,156	0.00%	0.55%	to	3.25%	-2.47%	to	0.25%
December 31, 2014	447,097	$11.63271	to	$18.05257	$6,256,006	0.00%	0.55%	to	3.25%	2.66%	to	5.52%
December 31, 2013	426,587	$11.12429	to	$17.34521	$5,785,628	0.00%	0.55%	to	3.25%	12.52%	to	15.92%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2017	30,787	$14.61551	to	$36.59589	$833,920	0.00%	0.55%	to	3.25%	33.42%	to	37.13%
December 31, 2016	29,887	$10.69163	to	$27.05680	$601,544	0.00%	0.55%	to	3.25%	-0.63%	to	2.13%
December 31, 2015	31,122	$10.50087	to	$26.85854	$623,579	0.00%	0.55%	to	3.25%	6.02%	to	9.50%
December 31, 2014	31,590	$11.22522	to	$24.98767	$590,749	0.00%	0.55%	to	3.25%	4.82%	to	13.35%
December 31, 2013	30,311	$13.54255	to	$23.51273	$533,490	0.00%	0.55%	to	3.25%	37.92%	to	43.23%

	AST Government Money Market Portfolio
December 31, 2017	22,117	$7.75820	to	$9.86199	$200,273	0.33%	0.55%	to	3.25%	-2.91%	to	-0.21%
December 31, 2016	25,161	$7.99087	to	$9.90066	$229,531	0.00%	0.55%	to	3.25%	-3.24%	to	-0.56%
December 31, 2015	25,658	$8.24671	to	$9.97360	$237,142	0.00%	0.55%	to	3.25%	-3.25%	to	-0.26%
December 31, 2014	20,583	$8.49004	to	$10.08368	$192,741	0.00%	0.55%	to	3.25%	-3.25%	to	-0.47%
December 31, 2013	22,470	$8.74050	to	$10.20011	$213,351	0.00%	0.55%	to	3.25%	-3.25%	to	-0.55%

	AST Small-Cap Growth Portfolio
December 31, 2017	10,814	$13.14862	to	$33.53710	$255,987	0.00%	0.55%	to	3.25%	19.90%	to	23.24%
December 31, 2016	10,540	$10.70280	to	$27.59069	$205,700	0.00%	0.55%	to	3.25%	8.44%	to	11.46%
December 31, 2015	11,007	$9.63214	to	$25.09686	$195,871	0.00%	0.55%	to	3.25%	-2.49%	to	0.23%
December 31, 2014	10,894	$10.96730	to	$25.38680	$196,547	0.00%	0.55%	to	3.25%	0.44%	to	10.75%
December 31, 2013	11,797	$12.40268	to	$24.92978	$209,244	0.00%	0.55%	to	3.25%	26.69%	to	34.43%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2017	147,932	$9.99097	to	$14.88787	$1,717,612	0.00%	0.55%	to	3.25%	0.98%	to	3.79%
December 31, 2016	143,734	$9.86820	to	$14.42933	$1,625,408	0.00%	0.55%	to	3.25%	0.85%	to	3.66%
December 31, 2015	153,110	$9.60692	to	$14.00299	$1,687,495	0.00%	0.55%	to	3.25%	-5.29%	to	-1.67%
December 31, 2014	178,576	$9.95820	to	$14.46916	$2,043,441	0.00%	0.55%	to	3.25%	0.84%	to	3.66%
December 31, 2013	201,354	$9.69455	to	$14.04141	$2,248,671	0.00%	0.55%	to	3.25%	-5.03%	to	-2.38%

	AST International Value Portfolio
December 31, 2017	11,483	$10.76476	to	$17.68303	$147,956	0.00%	0.55%	to	3.25%	18.83%	to	22.14%
December 31, 2016	11,324	$8.85551	to	$14.67838	$119,788	0.00%	0.55%	to	3.25%	-2.68%	to	0.03%
December 31, 2015	11,460	$8.88788	to	$14.87771	$121,599	0.00%	0.55%	to	3.25%	-9.82%	to	2.47%
December 31, 2014	8,002	$8.89959	to	$15.04489	$90,248	0.00%	0.55%	to	3.25%	-9.74%	to	-6.37%
December 31, 2013	7,524	$9.62974	to	$16.44049	$92,461	0.00%	0.55%	to	3.25%	15.59%	to	18.81%

	AST International Growth Portfolio
December 31, 2017	18,218	$11.82643	to	$20.65495	$269,589	0.00%	0.55%	to	3.25%	31.04%	to	34.68%
December 31, 2016	17,977	$8.94166	to	$15.54838	$196,952	0.00%	0.55%	to	3.25%	-6.90%	to	-4.31%
December 31, 2015	18,345	$9.47869	to	$16.47336	$211,152	0.00%	0.55%	to	3.25%	-0.21%	to	7.39%
December 31, 2014	17,912	$9.27675	to	$16.28200	$201,219	0.00%	0.55%	to	3.25%	-8.60%	to	-2.22%
December 31, 2013	17,172	$9.91250	to	$17.57026	$206,639	0.00%	0.55%	to	3.25%	15.19%	to	18.40%

A 98

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Investment Grade Bond Portfolio
December 31, 2017	91,943	$10.39166	to	$17.10935	$1,250,379	0.00%	0.55%	to	2.65%	1.56%	to	3.74%
December 31, 2016	229,222	$10.15962	to	$16.55751	$2,963,396	0.00%	0.55%	to	2.65%	1.45%	to	3.63%
December 31, 2015	209,767	$9.94319	to	$16.04012	$2,669,601	0.00%	0.55%	to	2.65%	-1.51%	to	0.62%
December 31, 2014	54,970	$10.02333	to	$16.00477	$727,546	0.00%	0.55%	to	2.65%	3.90%	to	6.14%
December 31, 2013	48,730	$9.57812	to	$15.13806	$621,532	0.00%	0.55%	to	2.65%	-5.75%	to	-3.72%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2017	56,852	$10.92420	to	$14.16469	$723,371	0.00%	0.55%	to	3.25%	2.86%	to	5.72%
December 31, 2016	50,540	$10.36504	to	$13.45051	$615,290	0.00%	0.55%	to	3.25%	1.74%	to	4.57%
December 31, 2015	46,717	$9.94275	to	$12.91308	$549,910	0.00%	0.55%	to	3.25%	-2.05%	to	0.68%
December 31, 2014	45,410	$10.27737	to	$12.87649	$536,794	0.00%	0.55%	to	3.25%	3.00%	to	6.61%
December 31, 2013	38,647	$9.72854	to	$12.12603	$433,901	0.00%	0.55%	to	3.25%	-4.69%	to	-2.03%

	AST Bond Portfolio 2018
December 31, 2017	7,833	$10.27975	to	$13.85319	$88,133	0.00%	1.15%	to	3.25%	-2.55%	to	-0.45%
December 31, 2016	5,248	$10.54896	to	$13.93326	$60,357	0.00%	1.15%	to	3.25%	-1.69%	to	0.44%
December 31, 2015	5,765	$10.72979	to	$13.89063	$66,648	0.00%	1.15%	to	3.25%	-2.47%	to	-0.35%
December 31, 2014	6,473	$11.00100	to	$13.95817	$75,796	0.00%	1.15%	to	3.25%	-0.67%	to	1.48%
December 31, 2013	8,868	$11.07563	to	$13.77289	$103,179	0.00%	1.15%	to	3.25%	-6.29%	to	-4.26%

	AST Bond Portfolio 2019
December 31, 2017	755	$10.50634	to	$14.00752	$8,872	0.00%	1.30%	to	3.25%	-2.51%	to	-0.53%
December 31, 2016	1,014	$10.77642	to	$14.08226	$12,094	0.00%	1.30%	to	3.25%	-1.84%	to	0.15%
December 31, 2015	1,152	$10.97872	to	$14.06169	$13,887	0.00%	1.30%	to	3.25%	-2.21%	to	-0.23%
December 31, 2014	1,127	$11.22726	to	$14.09353	$13,783	0.00%	1.15%	to	3.25%	0.88%	to	3.07%
December 31, 2013	1,691	$11.03065	to	$13.69295	$20,191	0.00%	1.15%	to	3.25%	-7.93%	to	-5.93%

	AST Global Real Estate Portfolio
December 31, 2017	4,913	$11.05096	to	$22.99078	$78,498	0.00%	0.55%	to	3.25%	7.29%	to	10.28%
December 31, 2016	4,912	$10.05235	to	$21.13691	$71,984	0.00%	0.55%	to	3.25%	-2.38%	to	0.34%
December 31, 2015	4,979	$10.04953	to	$21.35711	$73,698	0.00%	0.55%	to	3.25%	-3.34%	to	5.49%
December 31, 2014	5,837	$10.85387	to	$21.79318	$88,156	0.00%	0.55%	to	3.25%	7.71%	to	13.30%
December 31, 2013	6,107	$10.08073	to	$19.50272	$82,371	0.00%	0.55%	to	3.25%	0.96%	to	3.77%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2017	21,866	$9.48471	to	$16.48263	$240,319	0.00%	0.55%	to	3.25%	22.28%	to	25.68%
December 31, 2016	19,509	$7.69657	to	$13.29600	$172,460	0.00%	0.55%	to	3.25%	8.72%	to	11.74%
December 31, 2015	20,044	$6.90859	to	$12.06351	$160,261	0.00%	0.55%	to	3.25%	-19.44%	to	0.59%
December 31, 2014	22,066	$8.36743	to	$14.76931	$215,174	0.00%	0.55%	to	3.25%	-7.78%	to	-5.21%
December 31, 2013	22,890	$8.85375	to	$15.79714	$237,960	0.00%	0.55%	to	3.25%	-3.03%	to	-0.33%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2017	15,520	$13.48301	to	$31.89211	$354,794	0.00%	0.55%	to	3.25%	8.55%	to	11.57%
December 31, 2016	15,081	$12.12221	to	$28.98016	$314,315	0.00%	0.55%	to	3.25%	20.28%	to	23.63%
December 31, 2015	16,007	$9.83593	to	$23.76601	$273,930	0.00%	0.55%	to	3.25%	-8.57%	to	2.45%
December 31, 2014	17,426	$10.75944	to	$25.63821	$322,407	0.00%	0.55%	to	3.25%	3.71%	to	7.79%
December 31, 2013	17,117	$12.69230	to	$24.38308	$301,627	0.00%	0.55%	to	3.25%	29.72%	to	38.05%

	AST Schroders Global Tactical Portfolio (expired April 28, 2017)
December 31, 2017	—	$10.72040	to	$19.19136	$—	0.00%	0.55%	to	3.25%	3.47%	to	4.40%
December 31, 2016	371,620	$10.31658	to	$18.46553	$5,282,558	0.00%	0.55%	to	3.25%	3.36%	to	6.23%
December 31, 2015	397,986	$9.85084	to	$17.62315	$5,403,210	0.00%	0.55%	to	3.25%	-3.78%	to	-1.09%
December 31, 2014	242,326	$11.66637	to	$18.13826	$3,390,732	0.00%	0.55%	to	3.25%	2.42%	to	5.28%
December 31, 2013	229,670	$11.25123	to	$17.46806	$3,115,315	0.00%	0.55%	to	3.25%	13.73%	to	17.41%

	AST RCM World Trends Portfolio
December 31, 2017	304,321	$12.40431	to	$17.84338	$4,362,027	0.00%	0.55%	to	3.25%	12.47%	to	15.59%
December 31, 2016	310,671	$10.95400	to	$15.65000	$3,900,808	0.00%	0.55%	to	3.25%	1.42%	to	4.24%
December 31, 2015	325,283	$10.72707	to	$15.22173	$3,973,304	0.00%	0.55%	to	3.25%	-3.41%	to	-0.72%
December 31, 2014	273,990	$11.02964	to	$15.54433	$3,451,525	0.00%	0.55%	to	3.25%	1.72%	to	4.56%
December 31, 2013	262,920	$10.76855	to	$15.07275	$3,225,999	0.00%	0.55%	to	3.25%	8.79%	to	11.82%

A 99

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan Global Thematic Portfolio
December 31, 2017	164,998	$13.66410	to	$20.34045	$2,577,929	0.00%	0.55%	to	3.25%	13.17%	to	16.31%
December 31, 2016	161,567	$11.85459	to	$17.72985	$2,207,522	0.00%	0.55%	to	3.25%	1.81%	to	4.64%
December 31, 2015	160,974	$11.43224	to	$17.17857	$2,146,386	0.00%	0.55%	to	3.25%	-4.26%	to	-1.59%
December 31, 2014	162,235	$11.72319	to	$17.69896	$2,240,419	0.00%	0.55%	to	3.25%	2.91%	to	5.78%
December 31, 2013	155,830	$11.18390	to	$16.96442	$2,077,440	0.00%	0.55%	to	3.25%	12.50%	to	15.64%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2017	176,872	$12.07442	to	$16.64571	$2,355,804	0.00%	0.55%	to	3.25%	8.64%	to	11.67%
December 31, 2016	149,331	$10.93448	to	$15.11310	$1,819,142	0.00%	0.55%	to	3.25%	1.84%	to	4.68%
December 31, 2015	156,015	$10.54112	to	$14.63787	$1,842,734	0.00%	0.55%	to	3.25%	-4.13%	to	-1.45%
December 31, 2014	168,112	$10.79436	to	$15.06034	$2,047,500	0.00%	0.55%	to	3.25%	0.66%	to	3.47%
December 31, 2013	160,349	$10.52772	to	$14.75766	$1,929,095	0.00%	0.55%	to	3.25%	6.25%	to	9.22%

	ProFund VP Consumer Services
December 31, 2017	19	$24.42613	to	$28.51417	$520	0.00%	0.55%	to	2.00%	16.05%	to	17.72%
December 31, 2016	25	$20.51822	to	$24.22247	$567	0.00%	0.55%	to	2.30%	1.85%	to	3.61%
December 31, 2015	25	$20.14569	to	$23.37776	$555	0.00%	0.55%	to	2.30%	2.34%	to	4.11%
December 31, 2014	19	$19.68593	to	$22.45403	$393	0.00%	0.55%	to	2.30%	9.93%	to	11.84%
December 31, 2013	27	$17.90731	to	$20.07642	$518	0.21%	0.55%	to	2.30%	36.73%	to	39.10%

	ProFund VP Consumer Goods
December 31, 2017	38	$18.50545	to	$22.30308	$779	1.18%	0.55%	to	2.30%	12.48%	to	14.42%
December 31, 2016	49	$16.45290	to	$19.49188	$878	1.56%	0.55%	to	2.30%	1.22%	to	2.97%
December 31, 2015	24	$16.25439	to	$18.92880	$439	0.75%	0.55%	to	2.30%	1.82%	to	3.59%
December 31, 2014	21	$15.96364	to	$18.27284	$366	0.52%	0.55%	to	2.30%	7.75%	to	9.62%
December 31, 2013	25	$14.81554	to	$16.66911	$404	0.65%	0.55%	to	2.30%	25.57%	to	27.75%

	ProFund VP Financials
December 31, 2017	87	$11.74757	to	$24.34116	$1,252	0.36%	0.55%	to	2.90%	14.87%	to	17.54%
December 31, 2016	70	$10.16752	to	$21.19040	$834	0.37%	0.55%	to	2.90%	12.08%	to	14.69%
December 31, 2015	70	$9.01902	to	$15.80683	$716	0.35%	0.55%	to	2.30%	-3.71%	to	-2.04%
December 31, 2014	86	$9.36637	to	$16.13532	$917	0.20%	0.55%	to	2.30%	10.38%	to	12.30%
December 31, 2013	95	$8.48563	to	$14.36857	$863	0.43%	0.55%	to	2.30%	29.11%	to	31.35%

	ProFund VP Health Care
December 31, 2017	76	$22.65496	to	$28.34819	$1,872	0.00%	0.55%	to	2.90%	17.52%	to	20.25%
December 31, 2016	82	$19.16551	to	$24.12204	$1,698	0.00%	0.55%	to	2.90%	-6.75%	to	-4.58%
December 31, 2015	105	$20.43335	to	$22.70228	$2,300	0.00%	0.55%	to	2.30%	2.66%	to	4.45%
December 31, 2014	104	$19.90350	to	$21.73588	$2,194	0.08%	0.55%	to	2.30%	20.92%	to	23.02%
December 31, 2013	104	$16.46022	to	$17.66879	$1,795	0.29%	0.55%	to	2.30%	36.62%	to	38.99%

	ProFund VP Industrials
December 31, 2017	38	$17.52172	to	$25.52414	$809	0.19%	0.55%	to	2.30%	19.65%	to	21.73%
December 31, 2016	23	$14.64370	to	$20.96855	$399	0.19%	0.55%	to	2.30%	14.91%	to	16.90%
December 31, 2015	19	$12.69577	to	$17.93702	$274	0.10%	0.55%	to	2.35%	-5.64%	to	-3.95%
December 31, 2014	25	$13.45439	to	$18.67500	$376	0.28%	0.55%	to	2.35%	3.15%	to	5.00%
December 31, 2013	29	$13.04318	to	$17.78615	$422	0.53%	0.55%	to	2.35%	35.02%	to	37.43%

	ProFund VP Mid-Cap Growth
December 31, 2017	32	$18.53624	to	$23.56375	$645	0.00%	0.55%	to	2.30%	15.65%	to	17.66%
December 31, 2016	32	$16.02726	to	$20.02751	$557	0.00%	0.55%	to	2.30%	10.34%	to	12.26%
December 31, 2015	37	$14.52475	to	$17.84091	$575	0.00%	0.55%	to	2.30%	-1.97%	to	-0.27%
December 31, 2014	34	$14.81688	to	$17.88891	$542	0.00%	0.55%	to	2.30%	3.51%	to	5.31%
December 31, 2013	42	$14.31437	to	$16.98714	$628	0.00%	0.55%	to	2.30%	27.59%	to	29.81%

	ProFund VP Mid-Cap Value
December 31, 2017	25	$17.02379	to	$22.13478	$470	0.28%	0.55%	to	2.30%	8.13%	to	10.00%
December 31, 2016	28	$15.74407	to	$20.12241	$487	0.20%	0.55%	to	2.30%	21.55%	to	23.66%
December 31, 2015	25	$12.95243	to	$16.27269	$344	0.13%	0.55%	to	2.30%	-10.29%	to	-8.73%
December 31, 2014	32	$14.43790	to	$17.82890	$505	0.19%	0.55%	to	2.30%	7.71%	to	9.58%
December 31, 2013	51	$13.40458	to	$16.27030	$759	0.34%	0.55%	to	2.30%	29.19%	to	31.43%
A 100

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Real Estate
December 31, 2017	17	$12.57180	to	$24.37691	$251	0.83%	0.55%	to	2.90%	5.01%	to	7.46%
December 31, 2016	33	$11.90215	to	$23.21320	$446	1.74%	0.55%	to	2.90%	2.75%	to	5.14%
December 31, 2015	40	$11.51586	to	$17.45217	$532	0.62%	0.55%	to	2.30%	-1.93%	to	-0.23%
December 31, 2014	51	$11.74265	to	$17.49199	$693	1.62%	0.55%	to	2.30%	22.21%	to	24.33%
December 31, 2013	44	$9.60879	to	$14.06912	$446	1.29%	0.55%	to	2.30%	-2.16%	to	-0.46%

	ProFund VP Small-Cap Growth
December 31, 2017	35	$19.69274	to	$28.13292	$809	0.00%	0.55%	to	2.90%	9.79%	to	12.35%
December 31, 2016	39	$17.83184	to	$25.62340	$825	0.00%	0.55%	to	2.90%	16.85%	to	19.57%
December 31, 2015	33	$15.17114	to	$21.92754	$574	0.00%	0.55%	to	2.90%	-1.68%	to	0.62%
December 31, 2014	43	$15.34027	to	$22.30194	$757	0.00%	0.55%	to	2.90%	-0.71%	to	1.61%
December 31, 2013	68	$15.35942	to	$22.46084	$1,183	0.00%	0.55%	to	2.90%	36.47%	to	39.65%

	ProFund VP Small-Cap Value
December 31, 2017	17	$18.53206	to	$22.53087	$354	0.02%	0.55%	to	2.00%	7.57%	to	9.11%
December 31, 2016	13	$17.22862	to	$20.64982	$240	0.00%	0.55%	to	2.00%	26.26%	to	28.07%
December 31, 2015	14	$13.64566	to	$16.12404	$209	0.00%	0.55%	to	2.00%	-10.08%	to	-8.78%
December 31, 2014	16	$15.17487	to	$17.67642	$262	0.00%	0.55%	to	2.00%	3.74%	to	5.23%
December 31, 2013	28	$14.62787	to	$16.79752	$448	0.21%	0.55%	to	2.00%	34.98%	to	36.92%

	ProFund VP Telecommunications
December 31, 2017	9	$12.18557	to	$19.08175	$124	5.03%	0.55%	to	2.00%	-4.04%	to	-2.66%
December 31, 2016	16	$12.37959	to	$19.60331	$248	1.76%	0.55%	to	2.30%	18.93%	to	20.99%
December 31, 2015	8	$10.36988	to	$16.20279	$102	1.72%	0.55%	to	2.35%	-0.81%	to	0.96%
December 31, 2014	9	$10.45451	to	$16.04832	$97	4.10%	0.55%	to	2.35%	-1.74%	to	0.01%
December 31, 2013	14	$10.64000	to	$16.04617	$161	2.27%	0.55%	to	2.35%	9.50%	to	11.45%

	ProFund VP Utilities
December 31, 2017	35	$13.74388	to	$20.90968	$575	2.08%	0.55%	to	2.30%	8.16%	to	10.03%
December 31, 2016	51	$12.70717	to	$19.00323	$807	1.57%	0.55%	to	2.30%	12.50%	to	14.44%
December 31, 2015	45	$11.29562	to	$16.60493	$643	2.00%	0.55%	to	2.30%	-8.51%	to	-6.92%
December 31, 2014	55	$12.34589	to	$17.83892	$821	1.72%	0.55%	to	2.30%	23.05%	to	25.19%
December 31, 2013	49	$10.03284	to	$14.24930	$560	2.54%	0.55%	to	2.30%	10.77%	to	12.69%

	ProFund VP Large-Cap Growth
December 31, 2017	49	$18.74493	to	$26.52812	$1,025	0.00%	0.55%	to	2.90%	21.77%	to	24.60%
December 31, 2016	60	$15.30409	to	$21.78514	$1,018	0.04%	0.55%	to	2.90%	2.06%	to	4.44%
December 31, 2015	67	$14.90752	to	$19.10939	$1,109	0.00%	0.55%	to	2.30%	1.42%	to	3.19%
December 31, 2014	115	$14.69828	to	$18.51933	$1,832	0.11%	0.55%	to	2.30%	10.39%	to	12.31%
December 31, 2013	84	$13.31507	to	$16.49009	$1,188	0.33%	0.55%	to	2.30%	27.73%	to	29.95%

	ProFund VP Large-Cap Value
December 31, 2017	56	$13.61134	to	$23.14808	$881	1.02%	0.55%	to	2.90%	10.25%	to	12.81%
December 31, 2016	65	$12.31037	to	$20.99659	$942	1.15%	0.55%	to	2.90%	12.19%	to	14.80%
December 31, 2015	85	$10.94123	to	$16.31041	$1,057	1.00%	0.55%	to	2.60%	-7.15%	to	-5.26%
December 31, 2014	119	$11.78374	to	$17.21581	$1,542	0.66%	0.55%	to	2.60%	7.67%	to	9.87%
December 31, 2013	105	$11.12739	to	$15.66968	$1,312	0.94%	0.55%	to	2.30%	26.97%	to	29.18%

	AST Boston Partners Large-Cap Value Portfolio (expired April 28, 2017)
December 31, 2017	—	$11.10887	to	$19.06836	$—	0.00%	0.55%	to	3.25%	3.04%	to	3.97%
December 31, 2016	5,536	$10.68884	to	$18.36311	$88,476	0.00%	0.55%	to	3.25%	10.06%	to	13.12%
December 31, 2015	5,423	$9.46149	to	$16.29712	$77,722	0.00%	0.55%	to	3.25%	-7.86%	to	4.05%
December 31, 2014	6,072	$13.25293	to	$17.27505	$93,046	0.00%	0.55%	to	3.25%	6.68%	to	9.66%
December 31, 2013	5,993	$12.19594	to	$15.81555	$84,817	0.00%	0.55%	to	3.25%	24.20%	to	30.71%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2017	9,566	$14.04651	to	$27.28108	$230,078	0.00%	0.55%	to	3.25%	31.43%	to	35.08%
December 31, 2016	9,078	$10.43078	to	$20.27527	$164,029	0.00%	0.55%	to	3.25%	-4.66%	to	-2.01%
December 31, 2015	9,404	$10.67760	to	$20.77175	$176,173	0.00%	0.55%	to	3.25%	7.04%	to	11.41%
December 31, 2014	7,911	$11.27625	to	$18.95352	$136,715	0.00%	0.55%	to	3.25%	5.95%	to	13.75%
December 31, 2013	7,114	$13.00723	to	$17.47295	$114,261	0.00%	0.55%	to	3.25%	32.06%	to	35.74%

A 101

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2020
December 31, 2017	755	$10.94859	to	$12.94419	$9,008	0.00%	1.15%	to	3.25%	-2.38%	to	-0.27%
December 31, 2016	1,552	$11.21589	to	$12.97944	$18,824	0.00%	1.15%	to	3.25%	-1.35%	to	0.79%
December 31, 2015	2,184	$11.23155	to	$12.87816	$26,514	0.00%	1.15%	to	3.25%	-1.77%	to	0.36%
December 31, 2014	2,159	$11.26177	to	$12.83200	$26,327	0.00%	1.15%	to	3.25%	2.71%	to	4.94%
December 31, 2013	2,613	$10.48701	to	$12.22814	$30,751	0.00%	1.15%	to	3.25%	-9.55%	to	-7.59%

	AST Bond Portfolio 2017
December 31, 2017	171	$9.87099	to	$10.99786	$1,865	0.00%	1.90%	to	3.25%	-2.53%	to	-1.17%
December 31, 2016	6,459	$10.12709	to	$11.12803	$70,432	0.00%	1.90%	to	3.25%	-2.12%	to	-0.76%
December 31, 2015	6,710	$10.34648	to	$11.21325	$73,908	0.00%	1.90%	to	3.25%	-3.09%	to	-1.74%
December 31, 2014	6,505	$10.67630	to	$11.41153	$73,050	0.00%	1.90%	to	3.25%	-1.87%	to	-0.50%
December 31, 2013	8,655	$10.87944	to	$11.80555	$98,018	0.00%	1.15%	to	3.25%	-5.24%	to	-3.18%

	AST Bond Portfolio 2021
December 31, 2017	4,013	$11.47172	to	$13.56296	$49,026	0.00%	1.15%	to	3.25%	-1.71%	to	0.42%
December 31, 2016	6,206	$11.67161	to	$13.50690	$76,946	0.00%	1.15%	to	3.25%	-1.27%	to	0.86%
December 31, 2015	7,667	$11.82229	to	$13.39143	$95,592	0.00%	1.15%	to	3.25%	-1.52%	to	0.61%
December 31, 2014	8,022	$12.00532	to	$13.35471	$100,683	0.00%	1.15%	to	3.25%	4.18%	to	6.44%
December 31, 2013	6,858	$11.52353	to	$12.71942	$81,707	0.00%	1.15%	to	3.25%	-10.02%	to	-8.07%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2017	15	$18.63656	to	$19.83481	$280	3.05%	1.40%	to	1.85%	22.60%	to	23.14%
December 31, 2016	15	$15.20157	to	$16.10771	$237	2.91%	1.40%	to	1.85%	1.38%	to	1.83%
December 31, 2015	20	$14.99408	to	$15.81779	$307	4.18%	1.40%	to	1.85%	0.44%	to	0.88%
December 31, 2014	30	$14.92875	to	$15.67932	$454	2.99%	1.40%	to	1.85%	-7.02%	to	-6.61%
December 31, 2013	37	$16.05615	to	$16.78881	$597	2.36%	1.40%	to	1.85%	17.76%	to	18.28%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2017	230	$3.93787	to	$4.20877	$928	0.24%	1.40%	to	1.85%	32.51%	to	33.09%
December 31, 2016	247	$2.97174	to	$3.16227	$750	0.00%	1.40%	to	1.85%	-1.06%	to	-0.62%
December 31, 2015	274	$2.20583	to	$3.18208	$840	0.00%	1.40%	to	1.85%	-0.22%	to	0.22%
December 31, 2014	334	$2.20106	to	$3.17517	$1,027	0.00%	1.40%	to	1.85%	2.19%	to	2.65%
December 31, 2013	473	$2.14418	to	$3.09314	$1,417	0.39%	1.40%	to	1.85%	37.67%	to	38.29%

	Wells Fargo VT Small Cap Growth Fund (Class 1)
December 31, 2017	18	$21.88231	to	$22.45154	$403	0.00%	1.50%	to	1.85%	23.85%	to	24.28%
December 31, 2016	22	$17.66788	to	$18.06542	$389	0.00%	1.50%	to	1.85%	6.14%	to	6.51%
December 31, 2015	23	$16.64510	to	$17.05290	$394	0.00%	1.40%	to	1.85%	-4.40%	to	-3.98%
December 31, 2014	25	$17.41188	to	$17.75964	$445	0.00%	1.40%	to	1.85%	-3.46%	to	-3.03%
December 31, 2013	33	$18.03604	to	$18.31500	$602	0.00%	1.40%	to	1.85%	47.82%	to	48.48%

	AST Bond Portfolio 2022
December 31, 2017	3,125	$10.81598	to	$12.56843	$36,142	0.00%	1.15%	to	3.25%	-1.72%	to	0.40%
December 31, 2016	5,334	$11.00568	to	$12.51794	$62,228	0.00%	1.15%	to	3.25%	-1.48%	to	0.66%
December 31, 2015	6,111	$11.17048	to	$12.43617	$71,799	0.00%	1.15%	to	3.25%	-1.22%	to	0.92%
December 31, 2014	4,101	$11.30860	to	$12.32246	$48,234	0.00%	1.15%	to	3.25%	6.78%	to	9.10%
December 31, 2013	5,950	$10.59034	to	$11.29472	$64,899	0.00%	1.15%	to	3.25%	-12.68%	to	-10.78%

	AST Quantitative Modeling Portfolio
December 31, 2017	74,247	$12.49130	to	$16.10404	$1,103,532	0.00%	0.55%	to	2.65%	15.15%	to	17.54%
December 31, 2016	67,999	$10.66032	to	$13.70085	$867,293	0.00%	0.55%	to	2.65%	3.58%	to	5.74%
December 31, 2015	60,584	$10.11339	to	$12.95739	$738,462	0.00%	0.55%	to	2.65%	-2.44%	to	4.38%
December 31, 2014	43,953	$10.54716	to	$13.00950	$545,769	0.00%	0.55%	to	2.65%	3.75%	to	5.92%
December 31, 2013	30,084	$11.59795	to	$12.28290	$358,117	0.00%	0.55%	to	2.25%	17.54%	to	21.72%

	AST BlackRock Global Strategies Portfolio
December 31, 2017	156,449	$11.30547	to	$13.58310	$1,972,632	0.00%	0.55%	to	3.25%	8.96%	to	11.99%
December 31, 2016	159,343	$10.37548	to	$12.12852	$1,812,805	0.00%	0.55%	to	3.25%	3.49%	to	6.37%
December 31, 2015	163,922	$10.02536	to	$11.40201	$1,772,067	0.00%	0.55%	to	3.25%	-6.15%	to	-3.53%
December 31, 2014	163,477	$10.68270	to	$11.81961	$1,852,566	0.00%	0.55%	to	3.25%	1.49%	to	4.32%
December 31, 2013	159,964	$10.52625	to	$11.33041	$1,757,753	0.00%	0.55%	to	3.25%	7.25%	to	10.24%

A 102

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2017	73	$21.24227	to	$21.71125	$1,571	0.93%	1.50%	to	1.85%	18.54%	to	18.95%
December 31, 2016	79	$17.92008	to	$18.25306	$1,419	2.26%	1.50%	to	1.85%	10.48%	to	10.86%
December 31, 2015	89	$16.21986	to	$16.53517	$1,446	0.40%	1.40%	to	1.85%	-4.61%	to	-4.19%
December 31, 2014	93	$17.00412	to	$17.25814	$1,586	0.29%	1.40%	to	1.85%	8.69%	to	9.17%
December 31, 2013	107	$15.64456	to	$15.80815	$1,674	0.45%	1.40%	to	1.85%	28.61%	to	29.18%

	AST Prudential Core Bond Portfolio
December 31, 2017	26,114	$10.03925	to	$11.89704	$294,892	0.00%	0.55%	to	3.25%	2.25%	to	5.09%
December 31, 2016	23,110	$9.81877	to	$11.32083	$250,514	0.00%	0.55%	to	3.25%	0.83%	to	3.64%
December 31, 2015	20,330	$9.73794	to	$10.92367	$214,505	0.00%	0.55%	to	3.25%	-3.51%	to	-0.82%
December 31, 2014	18,102	$10.09214	to	$11.01361	$194,171	0.00%	0.55%	to	3.25%	2.62%	to	5.48%
December 31, 2013	14,767	$9.68326	to	$10.44169	$151,663	0.00%	0.55%	to	2.85%	-5.10%	to	-2.85%

	AST Bond Portfolio 2023
December 31, 2017	709	$9.35131	to	$10.42622	$7,147	0.00%	1.50%	to	3.25%	-1.60%	to	0.20%
December 31, 2016	1,279	$9.50345	to	$10.58010	$12,901	0.00%	1.15%	to	3.25%	-1.39%	to	0.74%
December 31, 2015	854	$9.63768	to	$10.44565	$8,653	0.00%	1.30%	to	3.25%	-0.63%	to	1.39%
December 31, 2014	9,386	$9.69880	to	$10.30246	$94,025	0.00%	1.30%	to	3.25%	8.96%	to	11.17%
December 31, 2013	21,962	$8.90118	to	$9.29219	$199,986	0.00%	1.15%	to	3.25%	-13.12%	to	-11.23%

	AST New Discovery Asset Allocation Portfolio
December 31, 2017	44,909	$12.98944	to	$15.18385	$628,915	0.00%	0.55%	to	3.25%	12.72%	to	15.85%
December 31, 2016	43,064	$11.52384	to	$13.10620	$526,896	0.00%	0.55%	to	3.25%	0.94%	to	3.75%
December 31, 2015	42,485	$11.40064	to	$12.63270	$507,613	0.00%	0.55%	to	3.25%	-4.45%	to	-1.78%
December 31, 2014	39,864	$11.71380	to	$12.86226	$491,762	0.00%	0.55%	to	3.25%	1.72%	to	4.56%
December 31, 2013	31,973	$11.30516	to	$12.30125	$383,555	0.00%	0.55%	to	3.15%	14.35%	to	18.26%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2017	661	$10.06002	to	$11.85714	$7,173	0.00%	0.55%	to	1.95%	7.18%	to	8.70%
December 31, 2016	478	$9.38642	to	$10.92774	$4,762	0.00%	0.55%	to	1.95%	8.45%	to	10.00%
December 31, 2015	350	$8.65469	to	$9.95247	$3,176	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%
December 31, 2014	263	$9.10774	to	$9.70400	$2,477	0.00%	0.55%	to	1.95%	-2.95%	to	0.80%
December 31, 2013	150	$9.16475	to	$9.52764	$1,404	0.00%	0.55%	to	1.95%	-9.83%	to	-8.03%

	AST MFS Large-Cap Value Portfolio
December 31, 2017	9,130	$13.32560	to	$19.51393	$166,418	0.00%	0.55%	to	3.15%	13.65%	to	16.70%
December 31, 2016	7,262	$11.45474	to	$16.72215	$114,425	0.00%	0.55%	to	3.15%	9.88%	to	12.82%
December 31, 2015	3,551	$10.18463	to	$14.82181	$50,150	0.00%	0.55%	to	2.65%	-3.35%	to	6.06%
December 31, 2014	2,236	$10.95451	to	$15.01238	$32,565	0.00%	0.55%	to	2.70%	7.24%	to	9.61%
December 31, 2013	1,183	$12.28936	to	$13.69602	$15,936	0.00%	0.55%	to	2.70%	25.05%	to	33.76%

	AST Bond Portfolio 2024 (available January 2, 2013)
December 31, 2017	1,614	$9.22494	to	$10.10027	$15,782	0.00%	1.50%	to	3.25%	-1.61%	to	0.18%
December 31, 2016	231	$9.52582	to	$10.21662	$2,284	0.00%	1.15%	to	2.95%	-1.01%	to	0.74%
December 31, 2015	368	$9.50916	to	$10.14192	$3,632	0.00%	1.15%	to	3.25%	-0.50%	to	1.66%
December 31, 2014	5,710	$9.55706	to	$9.97651	$55.945	0.00%	1.15%	to	3.25%	10.87%	to	13.27%
December 31, 2013	7,249	$8.62024	to	$8.80746	$63,244	0.00%	1.15%	to	3.25%	-13.80%	to	11.93%

	AST AQR Emerging Markets Equity Portfolio (available February 25, 2013)
December 31, 2017	2,206	$11.65250	to	$14.89447	$27,290	0.00%	0.55%	to	1.95%	32.33%	to	34.21%
December 31, 2016	636	$8.80590	to	$11.11804	$5,865	0.00%	0.55%	to	1.95%	11.16%	to	12.74%
December 31, 2015	454	$7.92164	to	$9.87917	$3,695	0.00%	0.55%	to	1.95%	-17.17%	to	2.68%
December 31, 2014	209	$9.56412	to	$9.85401	$2,023	0.00%	0.55%	to	1.95%	-5.02%	to	-2.14%
December 31, 2013	117	$10.06910	to	$10.19183	$1,184	0.00%	0.55%	to	1.95%	0.71%	to	1.92%

	AST ClearBridge Dividend Growth Portfolio (available February 25, 2013)
December 31, 2017	8,769	$13.85320	to	$17.16491	$142,435	0.00%	0.55%	to	3.15%	14.69%	to	17.75%
December 31, 2016	8,007	$11.80128	to	$14.57703	$111,580	0.00%	0.55%	to	3.15%	11.28%	to	14.26%
December 31, 2015	4,530	$10.36052	to	$12.75751	$55,947	0.00%	0.55%	to	2.85%	-6.32%	to	7.54%
December 31, 2014	4,132	$11.05572	to	$13.30316	$53,805	0.00%	0.55%	to	2.85%	9.84%	to	12.98%
December 31, 2013	1,526	$11.56161	to	$11.77434	$17,800	0.00%	0.55%	to	2.65%	15.64%	to	17.75%

A 103

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST QMA Emerging Markets Equity Portfolio (available February 25, 2013 and expired April 28, 2017)
December 31, 2017	—	$8.97251	to	$11.88002	$—	0.00%	0.55%	to	1.95%	12.43%	to	12.95%
December 31, 2016	524	$7.98066	to	$10.52430	$4,410	0.00%	0.55%	to	1.95%	6.87%	to	8.39%
December 31, 2015	387	$7.46775	to	$9.72726	$2,999	0.00%	0.55%	to	1.95%	-18.47%	to	1.94%
December 31, 2014	175	$9.15902	to	$9.85996	$1,639	0.00%	0.55%	to	1.95%	-4.37%	to	-2.01%
December 31, 2013	48	$9.58150	to	$9.69426	$467	0.00%	0.55%	to	1.90%	-4.17%	to	-3.05%

	AST Multi-Sector Fixed Income Portfolio (available February 25, 2013)
December 31, 2017	775,116	$11.24396	to	$11.69575	$8,715,463	0.00%	1.10%	to	1.90%	6.66%	to	7.53%
December 31, 2016	655,378	$10.54150	to	$10.87675	$6,908,726	0.00%	1.10%	to	1.90%	6.86%	to	7.73%
December 31, 2015	412,305	$9.86464	to	$10.09622	$4,067,264	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%
December 31, 2014	233,397	$10.37423	to	$10.53178	$2,421,326	0.00%	1.10%	to	1.90%	9.06%	to	9.95%
December 31, 2013	73,129	$9.51265	to	$9.57903	$695,654	0.00%	1.10%	to	1.90%	-4.86%	to	-4.20%

	AST BlackRock iShares ETF Portfolio (available April 29, 2013 and expired April 28, 2017)
December 31, 2017	—	$10.69996	to	$11.94691	$—	0.00%	0.55%	to	3.25%	3.01%	to	3.94%
December 31, 2016	29,656	$10.38750	to	$11.49438	$329,065	0.00%	0.55%	to	3.25%	2.90%	to	5.76%
December 31, 2015	23,213	$10.09470	to	$10.86804	$245,656	0.00%	0.55%	to	3.25%	-2.99%	to	-0.28%
December 31, 2014	17,481	$10.47787	to	$10.89838	$187,270	0.00%	0.55%	to	3.15%	0.32%	to	3.01%
December 31, 2013	8,247	$10.39072	to	$10.58015	$86,639	0.00%	0.55%	to	3.15%	3.93%	to	5.81%

	AST Defensive Asset Allocation Portfolio (available April 29, 2013 and expired April 28, 2017)
December 31, 2017	—	$9.67442	to	$10.80191	$—	0.00%	0.55%	to	3.25%	1.53%	to	2.45%
December 31, 2016	37,615	$9.52850	to	$10.54398	$382,210	0.00%	0.55%	to	3.25%	1.18%	to	3.99%
December 31, 2015	29,033	$9.41736	to	$10.13903	$286,280	0.00%	0.55%	to	3.25%	-3.34%	to	-0.65%
December 31, 2014	17,739	$9.84515	to	$10.20498	$177,916	0.00%	0.55%	to	3.25%	1.69%	to	4.53%
December 31, 2013	8,260	$9.58831	to	$9.76317	$80,066	0.00%	0.55%	to	3.15%	-4.09%	to	-2.36%

	AST AQR Large-Cap Portfolio (available April 29, 2013)
December 31, 2017	1,066	$13.70322	to	$17.85383	$17,609	0.00%	0.55%	to	2.95%	18.65%	to	21.46%
December 31, 2016	712	$11.31680	to	$14.69891	$9,887	0.00%	0.55%	to	2.35%	8.17%	to	10.09%
December 31, 2015	521	$10.31617	to	$13.35121	$6,684	0.00%	0.55%	to	2.35%	-0.61%	to	7.26%
December 31, 2014	199	$11.15982	to	$13.19717	$2,527	0.00%	0.55%	to	2.00%	10.95%	to	12.55%
December 31, 2013	66	$11.61220	to	$11.72588	$766	0.00%	0.55%	to	2.00%	16.14%	to	17.26%

	AST QMA Large-Cap Portfolio (available April 29, 2013)
December 31, 2017	758	$13.80718	to	$18.12665	$12,960	0.00%	0.55%	to	2.95%	17.94%	to	20.74%
December 31, 2016	604	$11.47070	to	$15.01238	$8,567	0.00%	0.55%	to	2.35%	8.32%	to	10.25%
December 31, 2015	446	$10.43704	to	$13.61715	$5,751	0.00%	0.55%	to	2.35%	-0.79%	to	8.62%
December 31, 2014	197	$11.16782	to	$13.48446	$2,453	0.00%	0.55%	to	2.05%	11.23%	to	14.61%
December 31, 2013	12	$11.64780	to	$11.76574	$136	0.00%	0.55%	to	2.05%	16.50%	to	17.66%

	AST Bond Portfolio 2025 (available January 2, 2014)
December 31, 2017	457	$10.73577	to	$11.43018	$5,081	0.00%	1.75%	to	3.25%	-1.47%	to	0.08%
December 31, 2016	1,025	$10.89604	to	$11.62015	$11,495	0.00%	1.15%	to	3.25%	-0.85%	to	1.30%
December 31, 2015	18,386	$10.98948	to	$11.47154	$206,638	0.00%	1.15%	to	3.25%	-1.32%	to	0.82%
December 31, 2014	2,681	$11.13605	to	$11.37768	$30,230	0.00%	1.15%	to	3.25%	11.36%	to	13.78%

	AST T. Rowe Price Growth Opportunities Portfolio (available February 10, 2014)
December 31, 2017	99,564	$12.73643	to	$13.45801	$1,294,638	0.00%	0.55%	to	1.95%	18.06%	to	19.74%
December 31, 2016	70,775	$10.78774	to	$11.23906	$774,986	0.00%	0.55%	to	1.95%	3.40%	to	4.87%
December 31, 2015	50,131	$10.43320	to	$10.71721	$527,806	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%
December 31, 2014	27,151	$10.48352	to	$10.61730	$285,797	0.00%	0.55%	to	1.95%	4.85%	to	6.18%

A 104

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Global Growth Allocation Portfolio (available April 28, 2014)
December 31, 2017	2,312	$12.19042	to	$12.54184	$28,427	0.00%	0.55%	to	0.86%	15.71%	to	16.07%
December 31, 2016	1,992	$10.53192	to	$10.83766	$21,113	0.00%	0.55%	to	0.86%	4.79%	to	8.49%
December 31, 2015	1,563	$10.04789	to	$10.12253	$15,774	0.00%	0.55%	to	0.86%	-1.79%	to	4.89%
December 31, 2014	366	$10.23141	to	$10.25115	$3,753	0.00%	0.55%	to	0.83%	2.32%	to	2.52%

	AST T. Rowe Price Diversified Real Growth Portfolio (available April 28, 2014)
December 31, 2017	4,010	$12.60115	to	$13.13705	$51,709	0.00%	0.55%	to	0.86%	17.65%	to	18.02%
December 31, 2016	3,211	$10.71027	to	$11.16471	$35,120	0.00%	0.55%	to	0.86%	6.40%	to	11.77%
December 31, 2015	2,275	$10.06579	to	$10.28399	$23,321	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%
December 31, 2014	784	$10.34076	to	$10.36085	$8,118	0.00%	0.55%	to	0.83%	3.41%	to	3.61%

	AST Prudential Flexible Multi-Strategy Portfolio (available April 28, 2014)
December 31, 2017	5,558	$12.30380	to	$13.04299	$71,846	0.00%	0.55%	to	0.86%	15.96%	to	16.32%
December 31, 2016	4,706	$10.61061	to	$11.21314	$52,330	0.00%	0.55%	to	0.86%	6.54%	to	6.87%
December 31, 2015	3,374	$9.95940	to	$10.49212	$35,131	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%
December 31, 2014	484	$10.52974	to	$10.55012	$5,103	0.00%	0.55%	to	0.83%	5.30%	to	5.51%

	AST BlackRock Multi-Asset Income Portfolio (available April 28, 2014)
December 31, 2017	3,494	$10.54172	to	$11.31622	$37,405	0.00%	0.55%	to	0.86%	5.04%	to	5.36%
December 31, 2016	2,928	$10.03318	to	$10.77246	$29,714	0.00%	0.55%	to	0.86%	5.96%	to	7.96%
December 31, 2015	2,048	$9.46604	to	$9.87073	$19,535	0.00%	0.55%	to	0.86%	-4.89%	to	0.26%
December 31, 2014	756	$9.95303	to	$9.97233	$7,530	0.00%	0.55%	to	0.83%	-0.46%	to	-0.27%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (available April 28, 2014)
December 31, 2017	1,743	$10.05440	to	$10.79189	$17,710	0.00%	0.55%	to	0.86%	6.59%	to	6.92%
December 31, 2016	1,414	$9.41612	to	$10.11179	$13,426	0.00%	0.55%	to	0.86%	1.47%	to	1.79%
December 31, 2015	1,127	$9.26287	to	$9.95233	$10,494	0.00%	0.55%	to	0.86%	-4.06%	to	0.93%
December 31, 2014	180	$9.68459	to	$9.69330	$1,746	0.00%	0.55%	to	0.68%	-3.15%	to	-3.06%

	AST Managed Equity Portfolio (available April 28, 2014)
December 31, 2017	2,236	$12.89039	to	$13.75859	$29,107	0.00%	0.55%	to	0.86%	23.12%	to	23.50%
December 31, 2016	1,691	$10.46987	to	$11.17400	$17,828	0.00%	0.55%	to	0.86%	4.30%	to	11.75%
December 31, 2015	1,017	$10.03787	to	$10.08586	$10,254	0.00%	0.55%	to	0.86%	-2.12%	to	4.46%
December 31, 2014	251	$10.28185	to	$10.29105	$2,586	0.00%	0.55%	to	0.68%	2.82%	to	2.92%

	AST Managed Fixed Income Portfolio (available April 28, 2014)
December 31, 2017	2,832	$10.33801	to	$10.49769	$29,511	0.00%	0.55%	to	0.86%	3.01%	to	3.33%
December 31, 2016	2,324	$10.03321	to	$10.19013	$23,449	0.00%	0.55%	to	0.86%	2.11%	to	2.96%
December 31, 2015	1,574	$9.77179	to	$9.84441	$15,432	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%
December 31, 2014	434	$10.01270	to	$10.03217	$4,356	0.00%	0.55%	to	0.83%	0.13%	to	0.33%

	AST FQ Absolute Return Currency Portfolio (available April 28, 2014)
December 31, 2017	234	$10.00569	to	$11.08185	$2,366	0.00%	0.55%	to	0.86%	-3.86%	to	-3.56%
December 31, 2016	293	$10.38820	to	$11.51129	$3,077	0.00%	0.55%	to	0.86%	11.33%	to	14.49%
December 31, 2015	71	$9.08497	to	$10.07218	$642	0.00%	0.55%	to	0.86%	-6.38%	to	-3.21%
December 31, 2014	33	$9.70452	to	$9.71324	$318	0.00%	0.55%	to	0.68%	-2.95%	to	-2.86%

	AST Jennison Global Infrastructure Portfolio (available April 28, 2014)
December 31, 2017	431	$11.74152	to	$12.86089	$5,087	0.00%	0.55%	to	0.86%	17.84%	to	18.20%
December 31, 2016	303	$9.94630	to	$10.91308	$3,029	0.00%	0.55%	to	0.86%	7.18%	to	8.67%
December 31, 2015	213	$9.26283	to	$9.32650	$1,976	0.00%	0.55%	to	0.86%	-10.95%	to	-3.15%
December 31, 2014	90	$10.40129	to	$10.41061	$934	0.00%	0.55%	to	0.68%	4.02%	to	4.11%

A 105

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Strategic Income Portfolio (available April 28, 2014)
December 31, 2017	498	$9.38114	to	$10.05724	$4,717	0.00%	0.55%	to	0.86%	-1.16%	to	-0.86%
December 31, 2016	432	$9.47476	to	$10.17493	$4,120	0.00%	0.55%	to	0.86%	0.18%	to	1.65%
December 31, 2015	276	$9.44066	to	$9.85997	$2,613	0.00%	0.55%	to	0.86%	-2.92%	to	-0.98%
December 31, 2014	128	$9.72436	to	$9.73320	$1,248	0.00%	0.55%	to	0.68%	-2.75%	to	-2.66%

	AST Legg Mason Diversified Growth Portfolio (available November 24, 2014)
December 31, 2017	25,241	$11.58978	to	$12.11096	$297,699	0.00%	0.55%	to	1.95%	12.38%	to	13.98%
December 31, 2016	16,090	$10.31324	to	$10.62586	$167,802	0.00%	0.55%	to	1.95%	6.80%	to	8.32%
December 31, 2015	7,330	$9.65663	to	$9.80980	$71,146	0.00%	0.55%	to	1.95%	-2.84%	to	-1.45%
December 31, 2014	448	$9.93851	to	$9.95398	$4,452	0.00%	0.55%	to	1.95%	-0.60%	to	-0.46%

	AST Bond Portfolio 2026 (available January 2, 2015)
December 31, 2017	8,158	$9.58337	to	$10.21982	$80,946	0.00%	1.15%	to	3.25%	-0.90%	to	1.25%
December 31, 2016	12,370	$9.67030	to	$10.09408	$122,482	0.00%	1.15%	to	3.25%	-1.23%	to	0.90%
December 31, 2015	2,626	$9.79107	to	$10.00362	$26,042	0.00%	1.15%	to	3.25%	-2.09%	to	0.04%

	AST AB Global Bond Portfolio (available July 13, 2015)
December 31, 2017	278	$10.49441	to	$10.72288	$2,973	0.00%	0.55%	to	0.86%	1.67%	to	1.98%
December 31, 2016	139	$10.32124	to	$10.51420	$1,458	0.00%	0.55%	to	0.86%	3.32%	to	4.58%
December 31, 2015	35	$9.92428	to	$10.05358	$354	0.00%	0.55%	to	0.73%	-0.85%	to	0.54%

	AST Goldman Sachs Global Income Portfolio (available July 13, 2015)
December 31, 2017	117	$10.28925	to	$10.56502	$1,227	0.00%	0.55%	to	0.86%	1.22%	to	1.54%
December 31, 2016	77	$10.16408	to	$10.40509	$796	0.00%	0.55%	to	0.86%	1.65%	to	2.88%
December 31, 2015	27	$9.98850	to	$10.11344	$268	0.00%	0.55%	to	0.86%	-0.11%	to	1.14%

	AST Morgan Stanley Multi-Asset Portfolio (available July 13, 2015)
December 31, 2017	144	$9.04615	to	$9.14317	$1,306	0.00%	0.55%	to	0.86%	-0.86%	to	-0.55%
December 31, 2016	97	$9.10792	to	$9.21021	$890	0.00%	0.55%	to	0.86%	-3.58%	to	-3.28%
December 31, 2015	28	$9.42930	to	$9.53988	$263	0.00%	0.55%	to	0.86%	-5.70%	to	-4.98%

	AST Wellington Management Global Bond Portfolio (available July 13, 2015)
December 31, 2017	147	$10.28126	to	$10.50562	$1,545	0.00%	0.55%	to	0.86%	1.53%	to	1.84%
December 31, 2016	138	$10.14477	to	$10.31575	$1,421	0.00%	0.55%	to	0.73%	1.92%	to	2.10%
December 31, 2015	30	$9.95389	to	$10.10343	$302	0.00%	0.55%	to	0.73%	-0.55%	to	1.04%

	AST Neuberger Berman Long/Short Portfolio (available July 13, 2015)
December 31, 2017	271	$11.00302	to	$11.33873	$3,008	0.00%	0.55%	to	0.86%	12.18%	to	12.52%
December 31, 2016	151	$9.79109	to	$10.09492	$1,483	0.00%	0.55%	to	0.86%	2.46%	to	2.78%
December 31, 2015	59	$9.53894	to	$9.83983	$569	0.00%	0.55%	to	0.86%	-4.61%	to	-0.05%

	AST Wellington Management Real Total Return Portfolio (available July 13, 2015)
December 31, 2017	199	$9.05587	to	$9.70077	$1,829	0.00%	0.55%	to	0.86%	0.56%	to	0.88%
December 31, 2016	145	$8.98901	to	$9.64576	$1,326	0.00%	0.55%	to	0.86%	-4.44%	to	-2.91%
December 31, 2015	50	$9.38940	to	$9.73583	$473	0.00%	0.55%	to	0.86%	-6.10%	to	-0.58%

	AST QMA International Core Equity Portfolio (available July 13, 2015)
December 31, 2017	583	$11.49875	to	$13.07284	$6,792	0.00%	0.55%	to	0.86%	23.52%	to	23.90%
December 31, 2016	191	$9.29259	to	$10.58267	$1,797	0.00%	0.55%	to	0.86%	-0.27%	to	5.72%
December 31, 2015	73	$9.30124	to	$9.95406	$687	0.00%	0.55%	to	0.86%	-7.66%	to	3.29%

	AST Managed Alternatives Portfolio (available July 13, 2015)
December 31, 2017	609	$9.85255	to	$10.27896	$6,028	0.00%	0.55%	to	0.86%	1.68%	to	1.99%
December 31, 2016	396	$9.67218	to	$9.81074	$3,851	0.00%	0.55%	to	0.86%	0.06%	to	0.38%
December 31, 2015	100	$9.64856	to	$9.79147	$968	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%

A 106

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Emerging Managers Diversified Portfolio (available July 13, 2015)
December 31, 2017	319	$11.31771	to	$11.67517	$3,633	0.00%	0.55%	to	0.86%	13.32%	to	13.67%
December 31, 2016	120	$9.96933	to	$10.60661	$1,200	0.00%	0.55%	to	0.86%	2.61%	to	6.07%
December 31, 2015	41	$9.69848	to	$10.01474	$396	0.00%	0.55%	to	0.86%	-3.01%	to	2.05%

	AST Columbia Adaptive Risk Allocation Portfolio (available July 13, 2015)
December 31, 2017	1,097	$11.81898	to	$12.12978	$13,032	0.00%	0.55%	to	0.86%	12.74%	to	13.09%
December 31, 2016	698	$10.46420	to	$10.74472	$7,335	0.00%	0.55%	to	0.86%	8.71%	to	9.05%
December 31, 2015	178	$9.60862	to	$9.87115	$1,719	0.00%	0.55%	to	0.73%	-3.91%	to	0.79%

	Blackrock Global Allocation V.I. Fund (Class III) (available August 24, 2015)
December 31, 2017	2,991	$11.55486	to	$12.02704	$34,766	1.46%	0.55%	to	0.86%	12.73%	to	13.08%
December 31, 2016	2,006	$10.24971	to	$10.66757	$20,631	2.00%	0.55%	to	0.86%	2.92%	to	6.77%
December 31, 2015	556	$9.95939	to	$9.97066	$5,542	1.76%	0.55%	to	0.86%	1.58%	to	1.70%

	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (available August 24, 2015)
December 31, 2017	790	$11.63564	to	$11.93125	$9,257	4.16%	0.55%	to	0.86%	10.75%	to	11.09%
December 31, 2016	531	$10.50627	to	$10.77213	$5,614	4.91%	0.55%	to	0.86%	5.29%	to	7.96%
December 31, 2015	122	$9.97837	to	$9.98970	$1,218	7.20%	0.55%	to	0.86%	1.96%	to	2.07%

	AST Bond Portfolio 2027 (available January 4, 2016)
December 31, 2017	8,868	$9.67130	to	$10.09446	$87,631	0.00%	1.15%	to	3.25%	-0.64%	to	1.51%
December 31, 2016	13,680	$9.73404	to	$9.94464	$134,672	0.00%	1.15%	to	3.25%	-2.66%	to	-0.55%

	NVIT Emerging Markets Fund (Class D) (available August 5, 2016)
December 31, 2017	547	$13.44223	to	$13.55385	$7,381	0.96%	1.40%	to	2.00%	38.34%	to	39.15%
December 31, 2016	585	$9.71702	to	$9.74026	$5,696	0.79%	1.40%	to	2.00%	-4.04%	to	-3.81%

	AST Bond Portfolio 2028 (available January 3, 2017)
December 31, 2017	222	$9.88886	to	$10.10283	$2,219	0.00%	1.15%	to	3.25%	-1.11%	to	1.03%

________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the

A 107

Note 7:	Financial Highlights (continued)

five years in the period ended December 31, 2017 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Charges and Expenses
The following represents the various charges and expenses of the Account which are paid to Pruco Life.

A.	Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life. The daily mortality and expense risk charges are assessed through the reduction in unit values.

B.	Administration Charge
The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

The following are the base and maximum combined mortality and expense risk, and administration charges of the respective Contracts.

Products	Base	Maximum
Discovery Choice	1.35%	1.65%
Discovery Preferred	1.40%	1.40%
Discovery Select	1.40%	1.40%
Prudential Defined Income Annuity	1.10%	1.90%
Prudential Premier Advisor Variable Annuity Series	0.55%	1.95%
Prudential Premier Investment Variable Annuity B Series	0.55%	0.73%
Prudential Premier Investment Variable Annuity C Series	0.68%	0.86%
Prudential Premier Retirement Variable Annuity	0.85%	0.85%
Prudential Premier Retirement Variable Annuity B Series	1.30%	2.70%
Prudential Premier Retirement Variable Annuity C Series	1.30%	3.15%
Prudential Premier Retirement Variable Annuity L Series	1.30%	3.10%
Prudential Premier Retirement Variable Annuity X Series	1.30%	3.25%
Prudential Premier Variable Annuity B Series	1.15%	2.55%
Prudential Premier Variable Annuity Bb Series	0.95%	2.35%
Prudential Premier Variable Annuity L Series	1.50%	2.90%
Prudential Premier Variable Annuity X Series	1.55%	2.95%
Strategic Partners Advisor	1.40%	2.25%
Strategic Partners FlexElite	1.60%	2.50%
Strategic Partners FlexElite 2	1.65%	2.75%
Strategic Partners Plus	1.40%	2.40%
Strategic Partners Plus 3	1.40%	2.60%
Strategic Partners Select	1.52%	1.52%
Strategic Partners Variable Annuity One	1.40%	2.40%
Strategic Partners Variable Annuity One 3	1.40%	2.60%

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No

A 108

Note 7:	Financial Highlights (continued)

withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

Note 8:	Other

Contract owner net payments-represent contract owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Annuity payments-represent periodic payments distributed under the terms of the Contracts.

Surrenders, withdrawals, and death benefits-are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option-are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment.

Miscellaneous transactions-amount represents primarily timing related adjustments to contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges-are various Contract level charges as described in Charges and Expenses in Note 7, which are assessed through the redemptions of units.

A 109

Note 9:	Subsequent Events

Subsequent to year-end, the following subaccount expired:

Expiration Date	Portfolio
January 2, 2018	AST Bond Portfolio 2017

A 110

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Pruco Life Insurance Company and
the Contract Owners of Pruco Life Flexible Premium Variable Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets for each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account listed in the table below as of the dates indicated in the table below, the related statements of operations and the statements of changes in net assets for each of the periods listed in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of the dates indicated in the table below, the results of each of their operations and the changes in each of their net assets for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	AST J.P. Morgan Global Thematic Portfolio (1)
Prudential Diversified Bond Portfolio (1)	AST Goldman Sachs Multi-Asset Portfolio (1)
Prudential Equity Portfolio (Class I) (1)	ProFund VP Consumer Services (1)
Prudential Flexible Managed Portfolio (1)	ProFund VP Consumer Goods (1)
Prudential Conservative Balanced Portfolio (1)	ProFund VP Financials (1)
Prudential Value Portfolio (Class I) (1)	ProFund VP Health Care (1)
Prudential High Yield Bond Portfolio (1)	ProFund VP Industrials (1)
Prudential Natural Resources Portfolio (Class I) (1)	ProFund VP Mid-Cap Growth (1)
Prudential Stock Index Portfolio (1)	ProFund VP Mid-Cap Value (1)
Prudential Global Portfolio (1)	ProFund VP Real Estate (1)
Prudential Jennison Portfolio (Class I) (1)	ProFund VP Small-Cap Growth (1)
Prudential Small Capitalization Stock Portfolio (1)	ProFund VP Small-Cap Value (1)
T. Rowe Price International Stock Portfolio (1)	ProFund VP Telecommunications (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	ProFund VP Utilities (1)
Invesco V.I. Core Equity Fund (Series I) (1)	ProFund VP Large-Cap Growth (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	ProFund VP Large-Cap Value (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	AST Boston Partners Large-Cap Value Portfolio (2)
MFS Research Series (Initial Class) (1)	AST Jennison Large-Cap Growth Portfolio (1)
MFS Growth Series (Initial Class) (1)	AST Bond Portfolio 2020 (1)
American Century VP Value Fund (Class I) (1)	AST Bond Portfolio 2017 (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST Bond Portfolio 2021 (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	Wells Fargo VT International Equity Fund (Class 1) (1)
Davis Value Portfolio (1)	Wells Fargo VT Omega Growth Fund (Class 1) (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	Wells Fargo VT Small Cap Growth Fund (Class 1) (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	AST Bond Portfolio 2022 (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST Quantitative Modeling Portfolio (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST BlackRock Global Strategies Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	Wells Fargo VT Opportunity Fund (Class 1) (1)
AST Goldman Sachs Large-Cap Value Portfolio (1)	AST Prudential Core Bond Portfolio (1)
AST Cohen & Steers Realty Portfolio (1)	AST Bond Portfolio 2023 (1)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	AST New Discovery Asset Allocation Portfolio (1)
AST T. Rowe Price Large-Cap Value Portfolio (1)	AST Western Asset Emerging Markets Debt Portfolio (1)

A 111

AST High Yield Portfolio (1)	AST MFS Large-Cap Value Portfolio (1)
AST Small-Cap Growth Opportunities Portfolio (1)	AST Bond Portfolio 2024 (1)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	AST AQR Emerging Markets Equity Portfolio (1)
AST Small-Cap Value Portfolio (1)	AST ClearBridge Dividend Growth Portfolio (1)
AST Goldman Sachs Mid-Cap Growth Portfolio (1)	AST QMA Emerging Markets Equity Portfolio (2)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	AST Multi-Sector Fixed Income Portfolio (1)
AST Lord Abbett Core Fixed Income Portfolio (1)	AST BlackRock iShares ETF Portfolio (2)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	AST Defensive Asset Allocation Portfolio (2)
AST MFS Growth Portfolio (1)	AST AQR Large-Cap Portfolio (1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	AST QMA Large-Cap Portfolio (1)
AST BlackRock Low Duration Bond Portfolio (1)	AST Bond Portfolio 2025 (1)
AST QMA US Equity Alpha Portfolio (1)	AST T. Rowe Price Growth Opportunities Portfolio (1)
AST T. Rowe Price Natural Resources Portfolio (1)	AST Goldman Sachs Global Growth Allocation Portfolio (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST T. Rowe Price Diversified Real Growth Portfolio (1)
AST MFS Global Equity Portfolio (1)	AST Prudential Flexible Multi-Strategy Portfolio (1)
AST J.P. Morgan International Equity Portfolio (1)	AST BlackRock Multi-Asset Income Portfolio (1)
AST Templeton Global Bond Portfolio (1)	AST Franklin Templeton K2 Global Absolute Return Portfolio (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST Managed Equity Portfolio (1)
AST Capital Growth Asset Allocation Portfolio (1)	AST Managed Fixed Income Portfolio (1)
AST Academic Strategies Asset Allocation Portfolio (1)	AST FQ Absolute Return Currency Portfolio (1)
AST Balanced Asset Allocation Portfolio (1)	AST Jennison Global Infrastructure Portfolio (1)
AST Preservation Asset Allocation Portfolio (1)	AST Goldman Sachs Strategic Income Portfolio (1)
AST FI Pyramis Quantitative Portfolio (1)	AST Legg Mason Diversified Growth Portfolio (1)
AST Prudential Growth Allocation Portfolio (1)	AST Bond Portfolio 2026 (1)
AST Advanced Strategies Portfolio (1)	AST AB Global Bond Portfolio (1)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	AST Goldman Sachs Global Income Portfolio (1)
AST Government Money Market Portfolio (1)	AST Morgan Stanley Multi-Asset Portfolio (1)
AST Small-Cap Growth Portfolio (1)	AST Wellington Management Global Bond Portfolio (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	AST Neuberger Berman Long/Short Portfolio (1)
AST International Value Portfolio (1)	AST Wellington Management Real Total Return Portfolio (1)
AST International Growth Portfolio (1)	AST QMA International Core Equity Portfolio (1)
AST Investment Grade Bond Portfolio (1)	AST Managed Alternatives Portfolio (1)
AST Western Asset Core Plus Bond Portfolio (1)	AST Emerging Managers Diversified Portfolio (1)
AST Bond Portfolio 2018 (1)	AST Columbia Adaptive Risk Allocation Portfolio (1)
AST Bond Portfolio 2019 (1)	Blackrock Global Allocation V.I. Fund (Class III) (1)
AST Global Real Estate Portfolio (1)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (1)
AST Parametric Emerging Markets Equity Portfolio (1)	AST Bond Portfolio 2027 (5)
AST Goldman Sachs Small-Cap Value Portfolio (1)	NVIT Emerging Markets Fund (Class D) (4)
AST Schroders Global Tactical Portfolio (2)	AST Bond Portfolio 2028 (3)
AST RCM World Trends Portfolio (1)
(1) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the years ended December 31, 2017 and 2016.

(2) Statement of net assets as of April 28, 2017 (date of expiration), statement of operations for the period January 1, 2017 through April 28, 2017, and statements of changes in net assets for the period January 1, 2017 through April 28, 2017 and the year ended December 31, 2016.

(3) Statement of net assets as of December 31, 2017, statement of operations and statement of changes in net assets for the period January 3, 2017 (commencement of operations) through December 31, 2017.

(4) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the year ended December 31, 2017 and for the period August 5, 2016 (commencement of operations) through December 31, 2016.

A 112

(5) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statements of changes in net assets for the year ended December 31, 2017 and for the period January 4, 2016 (commencement of operations) through December 31, 2016.

Basis for Opinions

These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 5, 2018

We have served as the auditor of one or more of the subaccounts in Pruco Life Flexible Premium Variable Annuity Account since 1996.

A 113

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiaries, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2017, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2017.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 8, 2018

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
As of December 31, 2017 and December 31, 2016 (in thousands, except share amounts)

	December 31, 2017	December 31, 2016
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2017 – $4,941,944; 2016 – $5,552,911)	$5,223,302	$5,617,549
Equity securities, available for sale, at fair value (cost: 2017 – $20,754; 2016 – $16,390)	23,122	16,756
Trading account assets, at fair value	56,281	35,328
Policy loans	1,161,101	1,166,456
Short-term investments	1,339	36,657
Commercial mortgage and other loans	1,083,419	1,150,381
Other long-term investments	263,074	344,463
Total investments	7,811,638	8,367,590
Cash and cash equivalents	212,569	96,157
Deferred policy acquisition costs	1,376,211	1,341,093
Accrued investment income	82,341	87,322
Reinsurance recoverables	32,555,500	28,674,226
Receivables from parent and affiliates	300,116	213,952
Other assets	465,467	279,222
Separate account assets	129,655,734	116,606,428
TOTAL ASSETS	$172,459,576	$155,665,990
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$20,036,134	$18,894,893
Future policy benefits	18,593,130	16,503,260
Securities sold under agreements to repurchase	0	68,904
Cash collateral for loaned securities	33,169	74,976
Income taxes	32,440	97,400
Payables to parent and affiliates	228,210	73,628
Other liabilities	1,060,123	849,698
Separate account liabilities	129,655,734	116,606,428
Total liabilities	169,638,940	153,169,187
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	1,141,092	986,062
Retained earnings	1,511,698	1,437,266
Accumulated other comprehensive income	165,346	70,975
Total equity	2,820,636	2,496,803
TOTAL LIABILITIES AND EQUITY	$172,459,576	$155,665,990
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2017, 2016, and 2015 (in thousands)

	2017	2016	2015
REVENUES
Premiums	$54,706	$(825,942)	$77,634
Policy charges and fee income	254,542	787,195	2,156,387
Net investment income	352,410	375,950	416,587
Asset administration fees	17,593	84,443	362,321
Other income	67,749	31,107	55,515
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(8,374)	(18,020)	(1,514)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	995	343	51
Other realized investment gains (losses), net	(72,807)	776,126	(207,075)
Total realized investment gains (losses), net	(80,186)	758,449	(208,538)
Total revenues	666,814	1,211,202	2,859,906
BENEFITS AND EXPENSES
Policyholders’ benefits	(38,380)	(260,200)	299,150
Interest credited to policyholders’ account balances	168,391	301,220	374,211
Amortization of deferred policy acquisition costs	95,007	628,101	659,169
General, administrative and other expenses	271,533	220,733	1,030,014
Total benefits and expenses	496,551	889,854	2,362,544
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	170,263	321,348	497,362
Total income tax expense (benefit)	(154,654)	(73,869)	(10,641)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	324,917	395,217	508,003
Equity in earnings of operating joint venture, net of taxes	(485)	0	0
NET INCOME (LOSS)	$324,432	$395,217	$508,003
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	259	(8)	(507)
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	164,482	74,040	(164,799)
Reclassification adjustment for (gains) losses included in net income	(26,998)	(64,540)	(9,902)
Net unrealized investment gains (losses)	137,484	9,500	(174,701)
Other comprehensive income (loss), before tax	137,743	9,492	(175,208)
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	91	(3)	(177)
Net unrealized investment gains (losses)	43,281	3,325	(61,145)
Total	43,372	3,322	(61,322)
Other comprehensive income (loss), net of tax	94,371	6,170	(113,886)
Comprehensive income (loss)	$418,803	$401,387	$394,117

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2017, 2016 and 2015 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2014	$2,500	$792,153	$3,557,144	$178,691	$4,530,488
Contributed capital		0			0
Dividend to parent			(430,000)		(430,000)
Contributed (distributed) capital-parent/child asset transfers		(12,180)			(12,180)
Comprehensive income:
Net income (loss)			508,003		508,003
Other comprehensive income (loss), net of tax				(113,886)	(113,886)
Total comprehensive income (loss)					394,117
Balance, December 31, 2015	$2,500	$779,973	$3,635,147	$64,805	$4,482,425
Contributed capital		205,000			205,000
Dividend to parent			(2,593,098)		(2,593,098)
Contributed (distributed) capital-parent/child asset transfers		1,089			1,089
Comprehensive income:
Net income (loss)			395,217		395,217
Other comprehensive income (loss), net of tax				6,170	6,170
Total comprehensive income (loss)					401,387
Balance, December 31, 2016	$2,500	$986,062	$1,437,266	$70,975	$2,496,803
Contributed capital		153,500			153,500
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,530			1,530
Comprehensive income:
Net income (loss)			324,432		324,432
Other comprehensive income (loss), net of tax				94,371	94,371
Total comprehensive income (loss)					418,803
Balance, December 31, 2017	$2,500	$1,141,092	$1,511,698	$165,346	$2,820,636
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2017, 2016 and 2015 (in thousands)

	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$324,432	$395,217	$508,003
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(142,781)	113,501	(8,770)
Interest credited to policyholders’ account balances	168,391	301,220	374,211
Realized investment (gains) losses, net	80,186	(758,449)	208,538
Amortization and other non-cash items	(65,536)	(70,104)	(68,070)
Change in:
Future policy benefits	1,934,713	1,816,665	1,534,228
Reinsurance recoverables	(2,080,452)	(1,764,242)	(1,559,165)
Accrued investment income	(3,692)	12,709	(9,525)
Net payables to/receivables from parent and affiliates	43,913	(9,851)	20,299
Deferred policy acquisition costs	(183,884)	311,273	43,168
Income taxes	(74,156)	(45,147)	(36,879)
Derivatives, net	55,104	(198,861)	60,517
Other, net	47,594	(110,850)	76,374
Cash flows from (used in) operating activities	103,832	(6,919)	1,142,929
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	1,062,236	1,371,000	813,721
Short-term investments	72,725	260,027	823,112
Policy loans	143,655	137,778	135,449
Ceded policy loans	(15,188)	(8,989)	(9,129)
Commercial mortgage and other loans	254,635	209,263	219,379
Other long-term investments	31,192	12,479	15,633
Equity securities, available-for-sale	510	34,618	5,760
Trading account assets	214	1,595	1,500
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(1,315,508)	(2,465,763)	(1,719,015)
Short-term investments	(37,407)	(241,827)	(755,145)
Policy loans	(123,645)	(120,628)	(110,165)
Ceded policy loans	18,942	18,054	13,850
Commercial mortgage and other loans	(180,929)	(312,898)	(196,538)
Other long-term investments	(32,275)	(32,307)	(49,004)
Equity securities, available-for-sale	(5,000)	(5,000)	(31,063)
Trading account assets	(15,019)	0	(19,001)
Notes receivable from parent and affiliates, net	5,731	20,463	35,350
Derivatives, net	(17,569)	20,954	(12,164)
Other, net	(152,576)	(261)	(584)
Cash flows from (used in) investing activities	(305,276)	(1,101,442)	(838,054)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	4,540,655	4,289,697	3,839,784
Ceded policyholders’ account deposits	(3,083,049)	(2,430,570)	(1,109,311)
Policyholders’ account withdrawals	(2,682,445)	(2,505,219)	(2,134,373)
Ceded policyholders’ account withdrawals	1,692,756	1,072,151	50,016
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(110,710)	103,463	(25,002)
Dividend to parent	(250,000)	0	(430,000)

Contributed capital	148,500	405,321	0
Contributed (distributed) capital - parent/child asset transfers	2,354	1,676	(18,739)
Proceeds from the issuance of debt (maturities longer than 90 days)	0	0	412,000
Repayments of debt (maturities longer than 90 days)	0	(125,000)	(739,000)
Drafts outstanding	59,795	22,713	5,084
Cash flows from (used in) financing activities	317,856	834,232	(149,541)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	116,412	(274,129)	155,334
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	96,157	370,286	214,952
CASH AND CASH EQUIVALENTS, END OF YEAR	$212,569	$96,157	$370,286
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$(45,538)	$(28,772)	$26,237
Interest paid	$2,179	$16,263	$53,122
Significant Non-Cash Transactions
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $837 million of decreases in fixed maturities, available-for-sale, related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Gibraltar Universal Life Reinsurance Company ("GUL Re"), an affiliate, in the third quarter of 2017.
Cash Flows from Investing Activities for the year ended December 31, 2017 excludes $35 million of decreases in other long-term investments related to the tax settlements with Prudential Financial, Inc., which are related to the amendments of the reinsurance agreements between Pruco Life Insurance Company and Universal Prudential Arizona Reinsurance Company (“UPARC”), an affiliate, and Pruco Life Insurance Company and GUL Re, an affiliate, in the third quarter of 2017.
Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.
See Note 12 for more information on the reinsurance transactions mentioned above.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all States except New York, and sells such products primarily through affiliated and unaffiliated distributors.
Pruco Life has two subsidiaries, including one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”) and one indirect subsidiary formed in 2009 for the purpose of holding certain commercial loan and other investments. Pruco Life and its subsidiaries are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.
PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.
Variable Annuities Recapture
Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to an affiliated reinsurance company, Pruco Reinsurance, Ltd. ("Pruco Re"). Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation ("PALAC"), excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. These reinsurance agreements cover new and in force business and exclude business reinsured externally. The product risks related to the reinsured business are being managed in PALAC and Prudential Insurance, as applicable. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within PALAC and Prudential Insurance, as applicable. These series of transactions are collectively referred to as the "Variable Annuities Recapture".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The financial statement impacts of these transactions were as follows:
Affected Financial Statement Lines Only
Interim Statement of Financial Position

	Balance as of March 31, 2016	Impacts of Recapture	Impacts of Reinsurance	Total
	(in millions)
ASSETS
Total investments(1)	$10,702	$4,166	$(7,719)	$7,149
Cash and cash equivalents	496	0	12	508
Deferred policy acquisition costs	4,565	0	(3,449)	1,116
Reinsurance recoverables	24,781	(6,312)	10,267	28,736
Deferred sales inducements	550	0	(550)	0
Other assets	94	0	211	305
Income taxes	0	0	23	23
TOTAL ASSETS	151,859	(2,146)	(1,205)	148,508
LIABILITIES AND EQUITY
LIABILITIES
Income taxes	$91	$17	$0	$108
Short-term and long-term debt to affiliates(2)	1,385	0	(1,384)	1
Other liabilities	870	0	0	870
TOTAL LIABILITIES	147,554	17	(1,384)	146,187
EQUITY
Retained earnings(3)	3,337	(2,163)	258	1,432
Accumulated other comprehensive income	180	0	(79)	101
TOTAL EQUITY	4,305	(2,163)	179	2,321
TOTAL LIABILITIES AND EQUITY	151,859	(2,146)	(1,205)	148,508
Significant Non-Cash Transactions

(1)
The decline in total investments includes non-cash activities of $7.7 billion for asset transfers related to the reinsurance transaction with PALAC and Prudential Insurance, partially offset by $4.2 billion of assets received related to the recapture transaction with Pruco Re.

(2)
The Company received ceding commissions of $3.6 billion and $0.4 billion from PALAC and Prudential Insurance, respectively, of which $1.1 billion and $0.1 billion were in the form of reassignment of debt to PALAC and Prudential Insurance, respectively.

(3)	Retained earnings includes dividends of $2.8 billion to Prudential Insurance, and then distributed to Prudential Financial, as part of the Variable Annuities Recapture.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Statement of Operations and Comprehensive Income (Loss)
Day 1 Impact of the Variable Annuities Recapture

	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(880)	$(880)
Realized investment gains (losses), net	(2,146)	2,951	805
TOTAL REVENUES	(2,146)	2,071	(75)
BENEFITS AND EXPENSES
Policyholders' benefits	0	(547)	(547)
General, administrative and other expenses	0	(211)	(211)
TOTAL BENEFITS AND EXPENSES	0	(758)	(758)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(2,146)	2,829	683
Income tax expense (benefit)	17	(23)	(6)
NET INCOME (LOSS)	$(2,163)	$2,852	$689
As part of the Variable Annuities Recapture, the Company received invested assets of $4.2 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016 and unwound the associated reinsurance recoverable of $6.3 billion. As a result, the Company recognized a loss of $2.1 billion immediately.
As part of the Variable Annuities Recapture, the Company transferred invested assets of $7 billion and $0.7 billion to PALAC and Prudential Insurance, respectively, and established reinsurance recoverables of $10.3 billion. In addition, the Company received ceding commissions of $3.6 billion and $0.4 billion from PALAC and Prudential Insurance, respectively, of which $1.1 billion and $0.1 billion were in the form of reassignment of debt to PALAC and Prudential Insurance, respectively. Also, the Company unwound its deferred policy acquisition costs ("DAC") and deferred sales inducements ("DSI") balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $0.2 billion, which was deferred and will subsequently be amortized through "General, administrative and other expenses". For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $2.8 billion immediately since the reinsurance contract is accounted for as a free-standing derivative.
The Company paid a dividend of $2.6 billion to Prudential Insurance, which was then distributed to Prudential Financial.
The following table summarizes the asset transfers related to Variable Annuities Recapture between the Company and its affiliates.

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC and Retained Earnings Increase/(Decrease)	Realized Investment Gain/(Loss), Net
				(in millions)
Pruco Re	Apr - June 2016	Purchase	Derivatives	$4,166	$4,166	$0	$0
PALAC	Apr - June 2016	Sale	Fixed Maturity, Trading Account Assets, Commercial Mortgages, Derivatives and JV/LP Investments	$(6,994)	$(6,872)	$0	$122
Prudential Insurance	Apr - June 2016	Dividend	Fixed Maturity	$(19)	$(19)	$(19)	$0
Prudential Insurance	Apr - June 2016	Sale	Fixed Maturity, Trading Account Assets, Equity Securities, Commercial Mortgages and Derivatives	$(717)	$(703)	$15	$0
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining DAC and related amortization; amortization of DSI; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.
2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.
Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.
Trading account assets, at fair value represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income”.
Equity securities, available-for-sale, at fair value is comprised of mutual funds and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.
In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are accounted for using the equity method of accounting, the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, or the fair value option where elected. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
The split between the amount of an OTTI recognized in other comprehensive income (loss) and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Deferred policy acquisition costs are related directly to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 4 for additional information regarding DAC.
Deferred sales inducements represent various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. There was no deferred sales inducements balance at December 31, 2017 and 2016. See Note 6 for additional information regarding sales inducements.
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these arrangements see Note 12.
Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real-estate related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 6 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.
LIABILITIES
Future policy benefits liability includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 6. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 6 and Note 9.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.
Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 5 for additional information regarding policyholders’ account balances.
Securities sold under agreements to repurchase represent liabilities associated with securities repurchase and resale agreements which are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income”; however, for securities lending transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).
Income taxes liability primarily represents the net deferred tax liability and the Company’s estimated taxes payable for the current year.
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.
The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 8 for a discussion of factors considered when evaluating the need for a valuation allowance.
In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allows registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. Under the relief provided by SAB 118, a company can recognize provisional amounts when it does not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 8 for a discussion of provisional amounts related to the U.S. Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017").
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 8 for additional information regarding income taxes.
Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.
Other liabilities consist primarily of accrued expenses, reinsurance payables, and technical overdrafts.
Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.
Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.
REVENUES AND BENEFITS AND EXPENSES
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium valuation methodology.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 6 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust (see Note 14). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Other income includes realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets” and “Other long-term investments” for which the Company has elected the fair value option, and consolidated entities that follow specialized investment company fair value accounting.
OTHER ACCOUNTING POLICIES
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within “Other long-term investments”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net".
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.
The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value".
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company had reinsurance agreements to transfer the risks related to certain of these benefit features to an affiliate, Pruco Re through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re. In addition, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 9 and are recorded in “Realized investment gains (losses), net".
The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that was reinsured with an affiliate, UPARC. The reinsurance of this no-lapse guarantee resulted in an embedded derivative that incurred market risk primarily in the form of interest rate risk which at times resulted in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” for which charges are recorded in “Realized investment gains (losses), net". The Company amended or entered into multiple reinsurance transactions (see Note 12). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative. As a result of the recapture of the no-lapse guarantee risk from UPARC by Pruco Life on July 1, 2017, as described in Note 12, this embedded derivative was eliminated.
Accounting for Certain Reinsurance Contracts in the Individual Life Business
During the second quarter of 2017, the Company recognized a pre-tax charge of $2 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves and DAC was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and was included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cash flow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The impacts of the pre-tax charge of $2 million in the second quarter of 2017 were as follows:

Impact of Change in Accounting for Certain Reinsurance Contracts(1)
(in millions)
Decrease in Policy charges and fee income	$(236)
Decrease in Policyholders' benefits	253
Increase in Amortization of deferred policy acquisition costs	(19)
Pre-tax charge to income	$(2)

(1)
The corresponding impacts to the Consolidated Statement of Financial Position were a $284 million increase in "Other liabilities", a $247 million increase in "Reinsurance recoverables", a $48 million decrease in "Policyholders’ account balances", a $19 million decrease in "Deferred policy acquisition costs" and a $6 million decrease in "Future policy benefits".

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification.
The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.
There have been no ASU adopted during the year ended December 31, 2017.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU issued but not yet adopted as of December 31, 2017

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the standard.
		January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities
The ASU revises an entity’s accounting related to the recognition and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The ASU requires equity investments, except for those accounted for using the equity method, to be measured at fair value with changes in fair value recognized in net income. The standard also amends certain disclosure requirements associated with the fair value of financial instruments.
January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment to retained earnings.
Adoption of this guidance will result in 1) the reclassification of net unrealized gains on equity securities currently classified as available-for-sale from accumulated other comprehensive income to retained earnings and 2) adjustment of the basis of equity investments currently accounted for using the cost method to fair value with the embedded net unrealized gain included in retained earnings. The cumulative effect of adoption is expected to increase retained earnings by $7.9 million and total equity by $6.4 million after giving effect to offsetting items. See table below for the impact to the line items in the Consolidated Statements of
Financial Position. There will be no impact to net income on the adoption date. Subsequent to the adoption date, the change in fair value of these equity investments will be reported in net income.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Summary of ASU 2016-01 Transition Impacts on the Consolidated Statements
of Financial Position upon Adoption on January 1, 2018
(in thousands)
Increase / (Decrease)
Other long-term investments	$8,097
Total assets	$8,097
Policyholders’ dividends	$0
Income taxes	1,700
Total liabilities	1,700
Accumulated other comprehensive income (loss)	(1,539)
Retained earnings	7,936
Total equity	6,397
Total liabilities and equity	$8,097

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect
adjustment on the
balance sheet as of
the beginning of the fiscal year of
adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.
		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
		January 1, 2018 using the retrospective method (with early adoption permitted).	Adoption of the ASU will not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.
January 1, 2019 using the modified
retrospective method (with early adoption
permitted) which will include a
cumulative-effect
adjustment on the
balance sheet as of
the beginning of the fiscal year of
adoption.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities	This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting.
January 1, 2019 using the modified
retrospective method (with early adoption
permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income
In February 2018, this ASU was issued following the enactment of the Tax Act of 2017. This ASU allows an entity to elect a reclassification from accumulated other comprehensive income to retained earnings for stranded effects resulting from the Tax Act of 2017.

January 1, 2019 with early adoption permitted. The ASU should be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act of 2017 is recognized.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
3. INVESTMENTS
Fixed Maturities and Equity Securities
The following tables set forth information relating to fixed maturities and equity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2017
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$95,851	$3,964	$0	$99,815	$0
Obligations of U.S. states and their political subdivisions	597,254	38,204	0	635,458	0
Foreign government bonds	128,058	7,536	496	135,098	0
Public utilities	677,702	61,588	1,058	738,232	0
Redeemable preferred stock	4,053	957	0	5,010	0
All other U.S. public corporate securities	1,254,140	105,524	2,580	1,357,084	(215)
All other U.S. private corporate securities	710,424	18,306	1,644	727,086	0
All other foreign public corporate securities	168,399	12,522	732	180,189	0
All other foreign private corporate securities	737,037	41,405	9,598	768,844	0
Asset-backed securities(1)	179,935	2,519	26	182,428	(138)
Commercial mortgage-backed securities	320,223	5,148	2,539	322,832	0
Residential mortgage-backed securities(2)	68,868	2,527	169	71,226	(220)
Total fixed maturities, available-for-sale	$4,941,944	$300,200	$18,842	$5,223,302	$(573)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$20,700	$2,291	$0	$22,991
Public utilities	54	40	0	94
Industrial, miscellaneous & other	0	37	0	37
Total equity securities, available-for-sale	$20,754	$2,368	$0	$23,122

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $2.2 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2016
	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$154,180	$6,593	$33	$160,740	$0
Obligations of U.S. states and their political subdivisions	618,447	14,592	6,553	626,486	0
Foreign government bonds	111,025	2,143	4,386	108,782	0
Public utilities	706,536	33,950	10,519	729,967	0
Redeemable preferred stock	4,136	834	156	4,814	0
All other U.S. public corporate securities	1,802,350	67,908	28,846	1,841,412	(215)
All other U.S. private corporate securities	714,776	14,555	7,702	721,629	(236)
All other foreign public corporate securities	216,428	7,371	4,127	219,672	0
All other foreign private corporate securities	577,761	4,866	33,455	549,172	0
Asset-backed securities(1)	184,414	5,164	562	189,016	(2,534)
Commercial mortgage-backed securities	382,717	5,783	5,829	382,671	0
Residential mortgage-backed securities(2)	80,141	3,355	308	83,188	(274)
Total fixed maturities, available-for-sale	$5,552,911	$167,114	$102,476	$5,617,549	$(3,259)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$16,324	$441	$124	$16,641
Public utilities	66	2	28	40
Industrial, miscellaneous & other	0	75	0	75
Total equity securities, available-for-sale	$16,390	$518	$152	$16,756

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $8.1 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity and equity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2017
	Less than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$0	$0	$0
Obligations of U.S. states and their political subdivisions	0	0	0	0	0	0
Foreign government bonds	16,522	210	11,959	286	28,481	496
Public utilities	26,466	380	27,354	678	53,820	1,058
Redeemable preferred stock	0	0	0	0	0	0
All other U.S. public corporate securities	36,100	304	102,490	2,276	138,590	2,580
All other U.S. private corporate securities	79,495	781	36,642	863	116,137	1,644
All other foreign public corporate securities	27,078	190	8,390	542	35,468	732
All other foreign private corporate securities	48,109	472	133,055	9,126	181,164	9,598
Asset-backed securities	6,351	22	317	4	6,668	26
Commercial mortgage-backed securities	49,823	285	93,403	2,254	143,226	2,539
Residential mortgage-backed securities	8,030	28	6,160	141	14,190	169
Total fixed maturities, available-for-sale	$297,974	$2,672	$419,770	$16,170	$717,744	$18,842
Equity securities, available-for-sale	$0	$0	$0	$0	$0	$0

	December 31, 2016
	Less than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$603	$33	$0	$0	$603	$33
Obligations of U.S. states and their political subdivisions	239,146	6,553	0	0	239,146	6,553
Foreign government bonds	81,074	4,055	1,690	331	82,764	4,386
Public utilities	207,226	7,847	21,394	2,672	228,620	10,519
Redeemable preferred stock	0	0	0	156	0	156
All other U.S. public corporate securities	568,763	20,695	73,575	8,151	642,338	28,846
All other U.S. private corporate securities	232,561	6,082	29,071	1,620	261,632	7,702
All other foreign public corporate securities	86,492	3,188	5,433	939	91,925	4,127
All other foreign private corporate securities	236,512	13,604	101,858	19,851	338,370	33,455
Asset-backed securities	37,355	492	49,346	70	86,701	562
Commercial mortgage-backed securities	191,674	5,827	947	2	192,621	5,829
Residential mortgage-backed securities	36,224	302	1,045	6	37,269	308
Total fixed maturities, available-for-sale	$1,917,630	$68,678	$284,359	$33,798	$2,201,989	$102,476
Equity securities, available-for-sale	$0	$0	$2,965	$152	$2,965	$152

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2017 and 2016, the gross unrealized losses on fixed maturity securities were composed of $13.9 million and $93.3 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $4.9 million and $9.2 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2017, the $16.2 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in commercial mortgage-backed securities and in the Company's corporate securities within the energy and finance sectors. As of December 31, 2016, the $33.8 million of gross unrealized losses on fixed maturity securities of twelve months or more were concentrated in the Company's corporate securities within the energy, finance and utility sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2017 or 2016. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2017, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.
As of December 31, 2017, there were no gross unrealized losses on equity securities. As of December 31, 2016, $0.0 million of the gross unrealized losses on equity securities represented declines in value of 20% or more, all of which had been in that position for more than twelve months. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these equity securities was not warranted at either December 31, 2017 or 2016.
The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2017
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$87,018	$87,741
Due after one year through five years	707,958	722,359
Due after five years through ten years	1,064,550	1,107,779
Due after ten years	2,513,392	2,728,937
Asset-backed securities	179,935	182,428
Commercial mortgage-backed securities	320,223	322,832
Residential mortgage-backed securities	68,868	71,226
Total fixed maturities, available-for-sale	$4,941,944	$5,223,302
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$569,151	$833,562	$171,589
Proceeds from maturities/prepayments	492,944	495,969	642,503
Gross investment gains from sales and maturities	44,458	94,262	12,496
Gross investment losses from sales and maturities	(9,956)	(10,475)	(1,528)
OTTI recognized in earnings(2)	(7,379)	(17,677)	(1,463)
Equity securities, available-for-sale:
Proceeds from sales(3)	$510	$34,618	$5,732
Gross investment gains from sales	11	363	400
Gross investment losses from sales	0	(1,933)	0
OTTI recognized in earnings	(136)	0	(3)

(1)	Includes $(0.1) million, $(1.5) million and $0.4 million of non-cash related proceeds for the years ended December 31, 2017, 2016 and 2015, respectively.

(2)
Excludes the portion of OTTI recorded in OCI representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

(3)	Includes $(0.0) million of non-cash related proceeds for the year ended December 31, 2015. There were no non-cash related proceeds for the years ended December 31, 2017 and 2016.
The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI and the corresponding changes in such amounts, for the periods indicated:

	Years Ended December 31,
	2017	2016
	(in thousands)
Credit loss impairments:
Balance, beginning of period	$5,520	$7,041
New credit loss impairments	424	522
Additional credit loss impairments on securities previously impaired	664	6
Increases due to the passage of time on previously recorded credit losses	106	242
Reductions for securities which matured, paid down, prepaid or were sold during the period	(1,909)	(1,294)
Reductions for securities impaired to fair value during the period(1)	(327)	0
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(104)	(339)
Assets transferred to parent and affiliates	0	(658)
Balance, end of period	$4,374	$5,520

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Trading Account Assets
The following table sets forth the composition of “Trading account assets,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in thousands)
Fixed maturities	$38,279	$38,793	$23,555	$19,558
Equity securities	11,940	17,488	11,929	15,770
Total trading account assets	$50,219	$56,281	$35,484	$35,328
The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income,” was $6.2 million, $0.6 million and $(3.4) million during the years ended December 31, 2017, 2016 and 2015, respectively.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2017		December 31, 2016
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$356,694	32.9%	$318,667	27.7%
Hospitality	16,529	1.5	54,597	4.7
Industrial	180,619	16.7	185,682	16.1
Office	159,646	14.7	161,980	14.1
Other	99,119	9.1	124,465	10.8
Retail	205,367	18.9	243,225	21.1
Total commercial mortgage loans	1,017,974	93.8	1,088,616	94.5
Agricultural property loans	67,239	6.2	63,323	5.5
Total commercial mortgage and agricultural property loans by property type	1,085,213	100.0%	1,151,939	100.0%
Valuation allowance	(1,794)		(1,558)
Total commercial mortgage and other loans	$1,083,419		$1,150,381
As of December 31, 2017, the commercial mortgage and agricultural property loans were geographically dispersed throughout the United States (with the largest concentrations in California (25%), Texas (12%) and New York (6%)) and included loans secured by properties in Australia and Europe.
The following tables set forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Balance, beginning of year	$1,513	$45	$1,558
Addition to (release of) allowance for losses	215	21	236
Charge-offs, net of recoveries	0	0	0
Total ending balance	$1,728	$66	$1,794

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Balance, beginning of year	$2,587	$64	$2,651
Addition to (release of) allowance for losses	(1,074)	(19)	(1,093)
Charge-offs, net of recoveries	0	0	0
Total ending balance	$1,513	$45	$1,558
The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,728	66	1,794
Total ending balance(1)	$1,728	$66	$1,794
Recorded investment(2):
Individually evaluated for impairment	$2,316	$1,153	$3,469
Collectively evaluated for impairment	1,015,658	66,086	1,081,744
Total ending balance(1)	$1,017,974	$67,239	$1,085,213

(1)	As of December 31, 2017, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	1,513	45	1,558
Total ending balance(1)	$1,513	$45	$1,558
Recorded investment(2):
Individually evaluated for impairment	$2,528	$0	$2,528
Collectively evaluated for impairment	1,086,088	63,323	1,149,411
Total ending balance(1)	$1,088,616	$63,323	$1,151,939

(1)	As of December 31, 2016, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2017
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$606,846	$21,709	$705	$629,260
60%-69.99%	333,185	9,594	2,010	344,789
70%-79.99%	84,492	26,439	0	110,931
80% or greater	0	0	233	233
Total commercial mortgage and agricultural property loans	$1,024,523	$57,742	$2,948	$1,085,213

	December 31, 2016
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$732,473	$19,844	$0	$752,317
60%-69.99%	267,122	7,515	900	275,537
70%-79.99%	88,811	30,533	0	119,344
80% or greater	4,503	0	238	4,741
Total commercial mortgage and agricultural property loans	$1,092,909	$57,892	$1,138	$1,151,939
The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2017
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,017,974	$0	$0	$0	$1,017,974	$0
Agricultural property loans	67,239	0	0	0	67,239	0
Total	$1,085,213	$0	$0	$0	$1,085,213	$0

(1)	As of December 31, 2017, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

	December 31, 2016
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,088,616	$0	$0	$0	$1,088,616	$0
Agricultural property loans	63,323	0	0	0	63,323	0
Total	$1,151,939	$0	$0	$0	$1,151,939	$0

(1)	As of December 31, 2016, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For the years ended December 31, 2017 and 2016, there were no commercial mortgage and other loans acquired, other than those through direct origination. For the year ended December 31, 2017, there were $147 million of commercial mortgage and other loans sold. For the year ended December 31, 2016, there were no commercial mortgage and other loans sold. For the year ended December 31, 2017, there were no transfers of commercial mortgage and other loans to related parties. For the year ended December 31, 2016, the Company transferred $631 million of commercial mortgage and other loans to related parties.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2017 and 2016, there were no new troubled debt restructurings related to commercial mortgage or other loans and no payment defaults on commercial mortgage or other loans that were modified as a troubled debt restructuring within the twelve months preceding. As of both December 31, 2017 and 2016, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. For additional information relating to the accounting for troubled debt restructurings, see Note 2.
Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments,” as of the dates indicated:

	December 31,
	2017	2016
	(in thousands)
Company's investment in separate accounts	$37,404	$34,088
Joint ventures and limited partnerships:
Private equity	159,643	139,493
Hedge funds	53,792	81,104
Real estate-related	12,226	11,912
Total joint ventures and limited partnerships	225,661	232,509
Derivatives	9	77,866
Total other long-term investments	$263,074	$344,463
As of both December 31, 2017 and 2016, the Company had no significant equity method investments.
Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Fixed maturities, available-for-sale	$230,060	$242,351	$269,073
Equity securities, available-for-sale	0	1	2
Trading account assets	1,718	2,051	2,800
Commercial mortgage and other loans	52,127	58,940	86,354
Policy loans	63,884	62,735	62,304
Short-term investments and cash equivalents	1,090	1,767	1,042
Other long-term investments	23,518	29,512	17,739
Gross investment income	372,397	397,357	439,314
Less: investment expenses	(19,987)	(21,407)	(22,727)
Net investment income	$352,410	$375,950	$416,587
The carrying value of non-income producing assets included $0.4 million in fixed maturities as of December 31, 2017. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2017.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2017	2016	2015
	(in thousands)
Fixed maturities	$27,123	$66,110	$9,505
Equity securities	(125)	(1,570)	397
Commercial mortgage and other loans	(337)	29,584	1,503
Joint ventures and limited partnerships	(221)	(229)	320
Derivatives(1)	(106,625)	664,533	(220,292)
Short-term investments and cash equivalents	(1)	21	29
Realized investment gains (losses), net	$(80,186)	$758,449	$(208,538)

(1)	Includes the hedged items offset in qualifying fair value hedge accounting relationships.
Net Unrealized Gains (Losses) on Investments
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2017	2016	2015
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$1,609	$4,883	$5,196
Fixed maturity securities, available-for-sale—all other	279,749	59,755	59,930
Equity securities, available-for-sale	2,368	366	(2,636)
Derivatives designated as cash flow hedges(1)	(17,678)	40,931	48,271
Affiliated notes	4,782	5,056	5,064
Other investments	3,588	1,441	1,208
Net unrealized gains (losses) on investments	$274,418	$112,432	$117,033

(1)	See Note 10 for more information on cash flow hedges.
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. The following table sets forth the composition of “Securities sold under agreements to repurchase,” as of the dates indicated:

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)			(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$68,904	$0	$68,904
Total securities sold under agreements to repurchase(1)	$0	$0	$0	$68,904	$0	$68,904

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2017			December 31, 2016
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)			(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$22,460	$22,460	$0	$0	$0
Foreign government bonds	6,157	0	6,157	6,827	0	6,827
U.S. public corporate securities	4,074	0	4,074	62,584	0	62,584
Foreign public corporate securities	478	0	478	5,565	0	5,565
Total cash collateral for loaned securities(1)	$10,709	$22,460	$33,169	$74,976	$0	$74,976

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2017	2016
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$32,109	$140,810
Total securities pledged	$32,109	$140,810
Liabilities supported by pledged collateral:
Cash collateral for loaned securities	$33,169	$74,976
Securities sold under agreements to repurchase	0	68,904
Total liabilities supported by pledged collateral	$33,169	$143,880
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral were securities purchased under agreements to resell. As of December 31, 2017 and 2016, the fair value of this collateral was $148.0 million and $58.4 million, respectively, none of which had either been sold or repledged.
As of December 31, 2017, there were fixed maturities of $3.8 million on deposit with governmental authorities or trustees as required by certain insurance laws. As of December 31, 2016, there were fixed maturities and short-term investments of $3.2 million and $0.6 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

4. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2017	2016	2015
	(in thousands)
Balance, beginning of year	$1,341,093	$5,129,931	$5,081,938
Capitalization of commissions, sales and issue expenses	278,892	316,828	616,002
Amortization-Impact of assumption and experience unlocking and true-ups	(16,140)	130,652	112,039
Amortization-All other	(78,867)	(758,753)	(771,208)
Change in unrealized investment gains and losses	(5,363)	(28,723)	91,160
Other(1)	(143,404)	(3,448,842)	0
Balance, end of year	$1,376,211	$1,341,093	$5,129,931

(1)	Represents ceded DAC upon reinsurance agreements with GUL Re in 2017 and PALAC and Prudential Insurance in 2016. See Note 1 and Note 12 for additional information.

5. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2017	2016
	(in thousands)
Life insurance – domestic	$11,144,405	$9,643,227
Life insurance – Taiwan	1,400,050	1,240,353
Individual and group annuities and supplementary contracts	565,971	548,064
Other contract liabilities	5,482,704	5,071,616
Total future policy benefits	$18,593,130	$16,503,260
Life insurance liabilities include reserves for death benefits. Individual and group annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwan reserves.
Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values generally range from 0.0% to 14.8%, with approximately 0.7% of the reserves based on an interest rate in excess of 8.0%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 2.0% to 3.6%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2017	2016
	(in thousands)
Interest-sensitive life contracts	$15,460,543	$14,593,376
Individual annuities	3,132,751	2,861,882
Guaranteed interest accounts	264,239	310,321
Other	1,178,601	1,129,314
Total policyholders’ account balances	$20,036,134	$18,894,893
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.8% to 4.4% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 6.0%. Interest crediting rates range from 0.5% to 8.0% for other.
6. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2017 and 2016, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2017		December 31, 2016
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death(2)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$94,605,484	N/A	$85,056,405	N/A
Net amount at risk	$23,143	N/A	$178,806	N/A
Average attained age of contractholders	65 years	N/A	64 years	N/A
Minimum return or contract value
Account value	$21,331,358	$105,887,964	$20,091,528	$95,908,923
Net amount at risk	$1,309,080	$1,729,783	$2,039,249	$2,875,524
Average attained age of contractholders	69 years	66 years	68 years	65 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Includes income and withdrawal benefits.

(2)
Excludes ceded reinsurance business to PALAC and Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

	December 31, 2017	December 31, 2016(2)

	In the Event of Death(1)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No-lapse guarantees
Separate account value	$3,496,913	$3,125,804
General account value	$7,209,522	$6,234,678
Net amount at risk	$135,077,843	$119,838,053
Average attained age of contractholders	55 years	55 years

(1)	Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.

(2)
Excludes ceded reinsurance business to PALAC and Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2017	December 31, 2016(1)
	(in thousands)
Equity funds	$65,755,874	$59,482,605
Bond funds	44,672,897	36,221,736
Money market funds	2,415,670	6,557,987
Total	$112,844,441	$102,262,328

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)
Excludes ceded reinsurance business to PALAC and Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

In addition to the amounts invested in separate account investment options above, $3.1 billion at December 31, 2017 and $2.9 billion at December 31, 2016 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2017, 2016 and 2015 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 12 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of December 31, 2014	$321,217	$2,921,933	$39,681	$4,993,610	$8,276,441
Incurred guarantee benefits(1)	95,747	538,906	(6,900)	211,825	839,578
Paid guarantee benefits	(34,021)	(21,811)	(1,938)	0	(57,770)
Changes in unrealized investment gains and losses	(6,049)	(193,207)	(225)	0	(199,481)
Balance as of December 31, 2015	376,894	3,245,821	30,618	5,205,435	8,858,768
Incurred guarantee benefits(1)	48,832	746,130	(1,693)	(164,427)	628,842
Paid guarantee benefits	(38,661)	(35,894)	(1,892)	0	(76,447)
Changes in unrealized investment gains and losses	928	102,124	5	0	103,057
Balance as of December 31, 2016	387,993	4,058,181	27,038	5,041,008	9,514,220
Incurred guarantee benefits(1)	16,999	808,834	(8,653)	411,575	1,228,755
Paid guarantee benefits	(25,942)	(14,642)	(1,377)	0	(41,961)
Changes in unrealized investment gains and losses	11,288	144,937	123	0	156,348
Balance as of December 31, 2017	$390,338	$4,997,310	$17,131	$5,452,583	$10,857,362

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. There was no deferred sales inducements balance at December 31, 2017 and 2016. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in thousands)
Balance as of December 31, 2014	$836,791
Capitalization	6,462
Amortization-Impact of assumption and experience unlocking and true-ups	21,829
Amortization-All other	(183,843)
Change in unrealized investment gains (losses)	3,605
Balance as of December 31, 2015	684,844
Capitalization	932
Amortization-Impact of assumption and experience unlocking and true-ups	11,817
Amortization-All other	(144,670)
Change in unrealized investment gains (losses)	(2,802)
Other(1)	(550,121)
Balance as of December 31, 2016	0
Capitalization	0
Amortization-Impact of assumption and experience unlocking and true-ups	0
Amortization-All other	0
Change in unrealized investment gains (losses)	0
Other	0
Balance as of December 31, 2017	$0

(1)	Represents ceded DSI upon reinsurance agreements with PALAC and Prudential Insurance in 2016. See Note 1 and Note 12 for additional information.
7. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance ("AZDOI"). Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) for the Company, including its subsidiary PLNJ, amounted to $(503) million, $578 million and $593 million for the years ended December 31, 2017, 2016 and 2015, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $1,365 million and $1,250 million at December 31, 2017 and 2016, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is no capacity to pay a dividend in 2018 without prior approval. The Company paid dividends to Prudential Insurance of $250 million, $2,593 million and $430 million in 2017, 2016 and 2015, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$(52,501)	$(99,443)	$105,992
State and local	0	49	129
Total	(52,501)	(99,394)	106,121
Deferred tax expense (benefit):
U.S. Federal	(102,153)	25,525	(116,762)
Total	(102,153)	25,525	(116,762)
Total income tax expense (benefit)	(154,654)	(73,869)	(10,641)
Total income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	43,372	3,322	(61,322)
Additional paid-in capital	824	587	(6,560)
Total income tax expense (benefit)	$(110,458)	$(69,960)	$(78,523)
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 35% and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Expected federal income tax expense	$59,591	$112,472	$174,077
Non-taxable investment income	(157,408)	(146,324)	(161,407)
Tax credits	(29,506)	(30,916)	(24,232)
Domestic production activities deduction, net	(10,448)	(9,488)	0
Changes in tax law	(17,576)	0	0
Other	693	387	921
Reported income tax expense (benefit)	$(154,654)	$(73,869)	$(10,641)
Effective tax rate	(90.8)%	(22.9)%	(2.1)%
The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2017, 2016 and 2015 was (90.8)%, (22.9)% and (2.1)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 35% and the Company’s effective tax rate during the periods presented:
Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:
U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”). On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. This law includes a broad range of tax reform changes that will affect U.S. businesses, including changes to corporate tax rates, business deductions and international tax provisions. Under U.S. GAAP, changes in tax rates and tax law are accounted for in the period of enactment (the date the President signed the bill into law).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

In December 2017, the SEC staff issued SAB 118 to address the application of U.S. GAAP in situations when a registrant does not have necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act of 2017. SAB 118 provides guidance for registrants under three scenarios: (1) measurement of certain income tax effects is complete, (2) measurement of certain income tax effects can be reasonably estimated and (3) measurement of certain income tax effects cannot be reasonably estimated. SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. SAB 118 acknowledges that a company may be able to complete the accounting for some provisions earlier than others. As a result, it may need to apply all three scenarios in determining the accounting for the Tax Act of 2017 based on information that is available.
The Company has not fully completed its accounting for the tax effects of the Tax Act of 2017. However, we have recorded the effects of the Tax Act of 2017 as reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. As a result, upon enactment of the Tax Act of 2017, the Company recognized a $17.6 million tax benefit in “Total income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. This net tax benefit was comprised of the following component:

•	$17.6 million tax benefit from the reduction in net deferred tax liabilities to reflect the reduction in the U.S. tax rate from 35% to 21%
As we complete the collection, preparation and analysis of data relevant to the Tax Act of 2017, interpret any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, we may make adjustments to these provisional amounts. These adjustments may materially impact our provision for income taxes in the period in which the adjustments are made.
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $155 million of the total $157 million of 2017 non-taxable investment income, $142 million of the total $146 million of 2016 non-taxable investment income, and $161 million of the total $161 million of 2015 non-taxable investment income. The DRD for the current period was estimated using information from 2016, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2017	2016
	(in thousands)
Deferred tax assets:
Insurance reserves	$171,504	$148,115
Other	0	1,966
Deferred tax assets	171,504	150,081
Deferred tax liabilities:
Deferred policy acquisition costs	39,501	45,405
Net unrealized gains on securities	61,294	24,949
Investments	96,385	171,303
Other	7,944	0
Deferred tax liabilities	205,124	241,657
Net deferred tax asset (liability)	$(33,620)	$(91,576)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2017 and 2016. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $170 million, $321 million and $497 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2017	2016	2015
	(in thousands)
Balance at January 1,	$9,488	$0	$0
Increases in unrecognized tax benefits-prior years	12,373	4,744	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	8,335	4,744	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	0
Balance at December 31,	$30,196	$9,488	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$30,196	$9,488	$0
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).
At December 31, 2017, the Company remains subject to examination in the U.S. for tax years 2014 through 2016.
The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

9. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short-term investments and equity securities that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$80,611	$19,204	$0	$99,815
Obligations of U.S. states and their political subdivisions	0	635,458	0	0	635,458
Foreign government bonds	0	134,924	174	0	135,098
U.S. corporate public securities	0	1,779,935	1,154	0	1,781,089
U.S. corporate private securities	0	901,080	60,158	0	961,238
Foreign corporate public securities	0	182,243	209	0	182,452
Foreign corporate private securities	0	837,766	13,900	0	851,666
Asset-backed securities(4)	0	71,400	111,028	0	182,428
Commercial mortgage-backed securities	0	322,832	0	0	322,832
Residential mortgage-backed securities	0	71,226	0	0	71,226
Subtotal	0	5,017,475	205,827	0	5,223,302
Trading account assets:
Corporate securities	0	38,793	0	0	38,793
Asset-backed securities(4)	0	0	0	0	0
Equity securities	0	0	17,488	0	17,488
Subtotal	0	38,793	17,488	0	56,281
Equity securities, available-for-sale	94	22,991	37	0	23,122
Short-term investments	0	0	1,339	0	1,339
Cash equivalents	0	28,007	0	0	28,007
Other long-term investments(6)	0	115,094	0	(115,086)	8
Reinsurance recoverables(5)	0	0	5,457,649	0	5,457,649
Receivables from parent and affiliates	0	132,571	0	0	132,571
Subtotal excluding separate account assets	94	5,354,931	5,682,340	(115,086)	10,922,279
Separate account assets(2)(7)	0	125,543,035	0	0	125,543,035
Total assets	$94	$130,897,966	$5,682,340	$(115,086)	$136,465,314
Future policy benefits(3)	$0	$0	$5,452,583	$0	$5,452,583
Policyholders' account balances	0	0	46,651	0	46,651
Payables to parent and affiliates	0	74,378	0	(69,718)	4,660
Total liabilities	$0	$74,378	$5,499,234	$(69,718)	$5,503,894

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$160,740	$0	$0	$160,740
Obligations of U.S. states and their political subdivisions	0	626,486	0	0	626,486
Foreign government bonds	0	108,782	0	0	108,782
U.S. corporate public securities	0	2,306,409	55,109	0	2,361,518
U.S. corporate private securities	0	851,585	32,699	0	884,284
Foreign corporate public securities	0	221,848	0	0	221,848
Foreign corporate private securities	0	584,268	14,748	0	599,016
Asset-backed securities(4)	0	169,160	19,856	0	189,016
Commercial mortgage-backed securities	0	382,671	0	0	382,671
Residential mortgage-backed securities	0	83,188	0	0	83,188
Subtotal	0	5,495,137	122,412	0	5,617,549
Trading account assets:
Corporate securities	0	19,256	0	0	19,256
Asset-backed securities(4)	0	302	0	0	302
Commercial mortgage-backed securities	0	0	0	0	—
Equity securities	0	0	15,770	0	15,770
Subtotal	0	19,558	15,770	0	35,328
Equity securities, available-for-sale	41	16,640	75	0	16,756
Short-term investments	31,007	5,650	0	0	36,657
Cash equivalents	5,644	1,998	0	0	7,642
Other long-term investments(6)	0	90,884	0	(13,019)	77,865
Reinsurance recoverables	0	0	5,474,263	0	5,474,263
Receivables from parent and affiliates	0	131,144	6,493	0	137,637
Subtotal excluding separate account assets	36,692	5,761,011	5,619,013	(13,019)	11,403,697
Separate account assets(2)(7)	0	116,040,888	0	0	116,040,888
Total assets	$36,692	$121,801,899	$5,619,013	$(13,019)	$127,444,585
Future policy benefits(3)	$0	$0	$5,041,007	$0	$5,041,007
Policyholders' account balances	0	0	20,337	0	20,337
Payables to parent and affiliates	0	12,854	0	(12,854)	0
Total liabilities	$0	$12,854	$5,061,344	$(12,854)	$5,061,344

(1)
“Netting” amounts represent cash collateral of $45.4 million and $0.2 million as of December 31, 2017 and 2016, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)
As of December 31, 2017, the net embedded derivative liability position of $5,453 million includes $823 million of embedded derivatives in an asset position and $6,276 million of embedded derivatives in a liability position. As of December 31, 2016, the net embedded derivative liability position of $5,041 million includes $1,157 million of embedded derivatives in an asset position and $6,198 million of embedded derivatives in a liability position.

(4)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(5)	Effective July 1, 2017, the Company recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and discontinued the embedded derivative accounting.

(6)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2017 and December 31, 2016, the fair values of these investments, which include certain hedge funds, private equity funds and other funds were $0.7 million and $0.9 million, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(7)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at net asset value per share (or its equivalent). At December 31, 2017 and December 31, 2016, the fair values of separate account assets excluded from the fair value hierarchy were $4,113 million and $566 million, respectively.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2017 and 2016, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Trading Account Assets - Trading account assets consist primarily of fixed maturity securities and equity securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds, and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
The Company also had an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (see Note 12). Under this agreement, the Company paid a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk was accounted for as an embedded derivative which was included in “Reinsurance recoverables” as of December 31, 2016. The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that are attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative included capital market assumptions, such as interest rates, estimated NPR of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates. Effective July 1, 2017, the Company recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and discontinued the embedded derivative accounting.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances - The liability for policyholders' account balances is related to certain embedded derivative instruments associated with certain policyholders' account balances. The fair values are determined consistent with similar derivative instruments described under "Derivative Instruments".
Transfers between Levels 1 and 2 - Transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company's Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day. Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. During the years ended December 31, 2017 and 2016, there were no transfers between Level 1 and Level 2.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2017
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(12)	$36,966	Discounted cash flow	Discount rate	5.06%	22.23%	7.33%	Decrease
		Liquidation	Liquidation value	25%	25%	25%	Increase
Reinsurance recoverables(13)	$5,457,649	Fair values are determined in the same manner as future policy benefits
Liabilities:
Future policy benefits(7)	$5,452,583	Discounted cash flow	Lapse rate(8)	1%	12%		Decrease
			Spread over LIBOR(4)	0.12%	1.10%		Decrease
			Utilization rate(9)	52%	97%		Increase
			Withdrawal rate	See table footnote (10) below
			Mortality rate(11)	0%	14%		Decrease
			Equity volatility curve	13%	24%		Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2016
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(12)	$45,715	Discounted cash flow	Discount rate	4.54%		15.00%		8.06%		Decrease
		Market comparables	EBITDA multiples(2)	4.0	X	4.0	X	4.0	X	Increase
		Liquidation	Liquidation value	98.21%		98.21%		98.21%		Increase
Reinsurance recoverables - Living Benefits	$5,041,262	Fair values are determined in the same manner as future policy benefits
Reinsurance recoverables - No Lapse Guarantee	$433,001	Discounted cash flow	Lapse rate(3)	0%		12%				Decrease
			Spread over LIBOR(4)	0.25%		1.50%				Decrease
			Mortality rate(5)	0%		31%				Decrease
			Premium payment(6)	0.65	X	0.95	X			Decrease
Liabilities:
Future policy benefits(7)	$5,041,007	Discounted cash flow	Lapse rate(8)	0%		13%				Decrease
			Spread over LIBOR(4)	0.25%		1.50%				Decrease
			Utilization rate(9)	52%		96%				Increase
			Withdrawal rate	See table footnote (10) below
			Mortality rate(11)	0%		14%				Decrease
			Equity volatility curve	16%		25%				Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)
Represents multiples of earnings before interest, taxes, depreciation and amortization, ("EBITDA"), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.

(3)	For universal life, lapse rates vary based on funding level and other factors. Rates are set to zero when the no lapse guarantee is fully funded and the cash value is zero.

(4)
The spread over LIBOR swap curve represents the premium added to the risk-free discount rate (i.e., LIBOR) to reflect our estimates of rates that a market participant would use to value the living benefit contracts in both the accumulation and payout phases. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because both funding agreements and living benefit contracts are insurance liabilities and are therefore senior to debt.

(5)	Universal life mortality rates are adjusted based on underwriting information. A mortality improvement assumption is also incorporated into the projection.

(6)
For universal life, policyholders are assumed to pay a multiple of commissionable target premium levels (shown above and indicated as "X"). The multiples vary by funding level and policy duration. If the resulting premium in any duration is smaller than the minimum annual premium required to maintain the no-lapse guarantee, policyholders are assumed to pay the minimum annual premium. Policyholders are assumed to stop premium payments once the no-lapse guarantee is fully funded. The range shown as of December 31, 2016 excludes multiples for the first duration since all contracts are beyond the first duration. Assumption ranges for prior periods include first duration multiples.

(7)
Future policy benefits primarily represent general account liabilities for the living benefit guarantees of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(8)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(9)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(10)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2017 and 2016, the minimum withdrawal assumption rate is 78% and the maximum withdrawal assumption rate may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(11)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

(12)	Includes assets classified as fixed maturities available-for-sale.

(13)	Effective July 1, 2017, the Company recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and discontinued the embedded derivative accounting.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.
The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data, and actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.
Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2017
	Fixed Maturities Available-For-Sale
	U.S. Government	Corporate Securities (5)	Asset-Backed Securities (6)	Commercial Mortgage-Backed Securities
	(in thousands)
Fair value, beginning of period	$0	$102,556	$19,856	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(2,198)	4,199	0
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	1,590	(3,178)	0
Net investment income	0	158	112	0
Purchases	15,634	18,022	108,731	1,493
Sales	0	(52,287)	(7,471)	0
Issuances	0	0	0	0
Settlements	0	(24,770)	(55,372)	0
Transfers into Level 3(1)	0	42,125	78,159	0
Transfers out of Level 3(1)	0	(6,193)	(34,008)	(1,493)
Other(3)	3,570	(3,582)	0	0
Fair value, end of period	$19,204	$75,421	$111,028	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$(2,736)	$0	$0
Asset management fees and other income	$0	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2017
	Trading Account Assets
	Asset-Backed Securities (6)	Equity Securities	Equity Securities, Available-for-Sale	Short term Investments	Other Long- term Investments
	(in thousands)
Fair value, beginning of period	$0	$15,770	$75	$0	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0
Asset management fees and other income	0	1,707	0	0	0
Included in other comprehensive income (loss)	0	0	(38)	0	0
Net investment income	0	0	0	0	0
Purchases	0	0	0	8,425	0
Sales	0	0	0	(1)	0
Issuances	0	0	0	0	0
Settlements	0	0	0	(7,085)	0
Transfers into Level 3(1)	0	0	0	0	16
Transfers out of Level 3(1)	0	0	0	0	(16)
Other(3)	0	11	0	0	0
Fair value, end of period	$0	$17,488	$37	$1,339	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$2,345	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2017
	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
	(in thousands)
Fair value, beginning of period	$5,474,263	$6,493	$(5,041,007)	$(20,337)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(4)	(158,623)	0	463,432	(30,991)
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	0	0	0
Net investment income	0	0	0	0
Purchases	902,110	0	0	0
Sales	0	0	0	0
Issuances	0	0	(875,008)	0
Settlements	0	0	0	4,677
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	(6,493)	0	0
Other(3)	(760,101)	0	0	0
Fair value, end of period	$5,457,649	$0	$(5,452,583)	$(46,651)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$(315,998)	$0	$313,532	$(30,991)
Asset management fees and other income	$0	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Fixed Maturities, Available-for-Sale
	Corporate Securities (5)	Asset-Backed Securities (6)	Commercial Mortgage-Backed Securities
	(in thousands)
Fair value, beginning of period	$95,492	$173,347	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(277)	(891)	0
Asset management fees and other income	0	0	0
Included in other comprehensive income (loss)	(1,018)	158	0
Net investment income	54	149	0
Purchases	5,459	21,473	0
Sales	(9,928)	(44,486)	0
Issuances	0	0	0
Settlements	(10,728)	(1,071)	0
Transfers into Level 3(1)	29,881	48,957	0
Transfers out of Level 3(1)	(6,379)	(177,780)	0
Other(3)	0	0	0
Fair value, end of period	$102,556	$19,856	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$(560)	$(1,378)	$0
Asset management fees and other income	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Trading Account Assets
	Asset-Backed Securities (6)	Equity Securities	Equity Securities Available-For-Sale	Other Long-term Investments
	(in thousands)
Fair value, beginning of period	$0	$18,248	$165	$5,704
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(4)	0	0	0	0
Asset management fees and other income	(32)	192	0	0
Included in other comprehensive income (loss)	0	0	(90)	0
Net investment income	0	0	0	(67)
Purchases	0	0	0	102
Sales	0	(5,930)	0	0
Issuances	0	0	0	0
Settlements	(527)	0	0	0
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	0	0	(2,479)
Other	559	3,260	0	(3,260)
Fair value, end of period	$0	$15,770	$75	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0
Asset management fees and other income	$0	$(769)	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
	(in thousands)
Fair value, beginning of period	$4,940,011	$5,000	$(5,205,434)	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(4)	(281,009)	(13)	975,823	(8,463)
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	16	0	0
Net investment income	0	0	0	0
Purchases	815,261	6,500	0	0
Sales	0	(1,987)	0	0
Issuances	0	0	(811,396)	0
Settlements	0	0	0	(5,972)
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	(2,464)	0	0
Other	0	(559)	0	(5,902)
Fair value, end of period	$5,474,263	$6,493	$(5,041,007)	$(20,337)
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$4,326,977	$0	$866,386	$(8,463)
Asset management fees and other income	$0	$0	$0	$0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2015, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2015.

	Year Ended December 31, 2015
	Fixed Maturities, Available-for-Sale
	Corporate Securities (5)	Asset-Backed Securities (6)	Commercial Mortgage-Backed Securities
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$(1,533)	$42	$0
Asset management fees and other income	$0	$0	$0
Included in other comprehensive income (loss)	$262	$(939)	$0
Net investment income	$30	$52	$0
Unrealized gains (losses) for assets still held(2):
Included in earnings:
Realized investment gains (losses), net	$(1,392)	$0	$0
Asset management fees and other income	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Trading Account Assets
	Asset-Backed Securities (6)	Equity Securities	Equity Securities, Available-for-Sale	Other Long- term Investments
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$337	$1,912
Asset management fees and other income	$0	$2,207	$0	$0
Included in other comprehensive income (loss)	$0	$0	$(245)	$0
Net investment income	$0	$0	$0	$0
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$1,744
Asset management fees and other income	$0	$2,162	$0	$0

	Year Ended December 31, 2015
	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net (4)	$(635,006)	$0	$505,416	$0
Asset management fees and other income	$0	$0	$0	$0
Included in other comprehensive income (loss)	$0	$(17)	$0	$0
Net investment income	$0	$0	$0	$0
Unrealized gains (losses) for assets/liabilities still held(2):
Included in earnings:
Realized investment gains (losses), net	$(482,828)	$0	$381,057	$0
Asset management fees and other income	$0	$0	$0	$0

(1)	Transfers into or out of any level are generally reported at the value as of the beginning of the quarter in which the transfer occurs for any such assets still held at the end of the quarter.

(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(3)
Other, except for Reinsurance recoverables, primarily represents reclassifications of certain assets and liabilities between reporting categories. Other for Reinsurance Recoverables for the year ended December 31, 2017, represents the Company's recapture of the risks related to the no-lapse guarantees that were previously reinsured to UPARC and the discontinuation of embedded derivative accounting, effective July 1, 2017.

(4)
Realized investment gains (losses) on Future Policy Benefits and Reinsurance Recoverables primarily represents the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts. Refer to Note 1 for impacts to Realized investment gains (losses) related to the Variable Annuities Recapture.

(5)
Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities. Prior period amounts were aggregated to conform to current period presentation.

(6)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2017(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,111,625	$1,111,625	$1,083,419
Policy loans	0	0	1,161,101	1,161,101	1,161,101
Cash and cash equivalents	36,562	148,000	0	184,562	184,562
Accrued investment income	0	82,341	0	82,341	82,341
Receivables from parent and affiliates	0	167,545	0	167,545	167,545
Other assets	0	50,407	0	50,407	50,407
Total assets	$36,562	$448,293	$2,272,726	$2,757,581	$2,729,375
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,178,583	$276,435	$1,455,018	$1,458,599
Securities sold under agreements to repurchase	0	0	0	0	0
Cash collateral for loaned securities	0	33,169	0	33,169	33,169
Payables to parent and affiliates	0	223,550	0	223,550	223,550
Other liabilities	0	362,592	0	362,592	362,592
Total liabilities	$0	$1,797,894	$276,435	$2,074,329	$2,077,910

	December 31, 2016(1)
	Fair Value				Carrying Amount (2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,181,582	$1,181,582	$1,150,381
Policy loans	0	0	1,166,456	1,166,456	1,166,456
Cash and cash equivalents	30,149	58,366	0	88,515	88,515
Accrued investment income	0	87,322	0	87,322	87,322
Receivables from parent and affiliates	0	76,315	0	76,315	76,315
Other assets	0	37,969	0	37,969	37,969
Total assets	$30,149	$259,972	$2,348,038	$2,638,159	$2,606,958
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,129,378	$253,007	$1,382,385	$1,386,099
Securities sold under agreements to repurchase	0	68,904	0	68,904	68,904
Cash collateral for loaned securities	0	74,976	0	74,976	74,976
Payables to parent and affiliates	0	73,628	0	73,628	73,628
Other liabilities	0	305,969	0	305,969	305,969
Total liabilities	$0	$1,652,855	$253,007	$1,905,862	$1,909,576

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)
Other long-term investments excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2017 and 2016, the fair values of these cost method investments were $49 million and $35 million, respectively. The carrying values of these investments were $41 million and $32 million as of December 31, 2017 and 2016, respectively.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Securities Sold Under Agreements to Repurchase
The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

10. DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells variable annuity products which may include guaranteed benefit features that are accounted for as embedded derivatives; related to these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements (previously reinsured to Pruco Re) with affiliates, PALAC and Prudential Insurance. See Note 1 for additional information on the reinsurance agreements. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton").
In regard to no-lapse guarantee provision on certain universal life products, the Company had reinsured a portion of it to an affiliate, UPARC, through June 30, 2017 and recaptured the reinsurance effective July 1, 2017. See Note 12 for additional information on the recapture.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

These embedded derivatives and reinsurance agreements, also accounted as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.
Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives which are recorded with the associated host and related reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2017			December 31, 2016
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$649,905	$18,243	$(44,806)	$435,602	$44,040	$(1,835)
Total Qualifying Hedges	$649,905	$18,243	$(44,806)	$435,602	$44,040	$(1,835)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$246,925	$23,032	$0	$101,076	$8,215	$0
Foreign Currency
Foreign Currency Forwards	16,320	0	(376)	13,447	216	(20)
Credit
Credit Default Swaps	1,594	0	(96)	3,000	0	(281)
Currency/Interest Rate
Foreign Currency Swaps	95,145	4,347	(5,600)	56,626	7,789	(211)
Equity
Equity Options	1,277,102	69,472	(23,500)	649,807	30,624	(10,507)
Total Non-Qualifying Hedges	$1,637,086	$96,851	$(29,572)	$823,956	$46,844	$(11,019)
Total Derivatives (1)	$2,286,991	$115,094	$(74,378)	$1,259,558	$90,884	$(12,854)

(1)	Excludes embedded derivatives and related reinsurance recoverables which contain multiple underlyings.
The fair value of the embedded derivatives, included in "Future policy benefits," was a net liability of $5,453 million and $5,041 million as of December 31, 2017 and December 31, 2016, respectively. The fair value of the related reinsurance recoverables, included in "Reinsurance recoverables," was an asset of $5,458 million and $5,474 million as of December 31, 2017 and December 31, 2016, respectively. Of these reinsurance recoverables, the fair value related to the living benefits guarantee from PALAC and Prudential Insurance was an asset of $5,445 million and $5,041 million and the fair value related to the Prudential Premier® Retirement Variable Annuity from Union Hamilton was an asset of $13 million and $0 million of December 31, 2017 and December 31, 2016, respectively. Effective July 1, 2017, the Company recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and discontinued the embedded derivative accounting. The fair value related to the no-lapse guarantee from UPARC was an asset of $433 million as of December 31, 2016. See Note 12 for additional information on these reinsurance agreements.
The fair value of the embedded derivatives, included in "Policyholders' account balances," was a net liability of $47 million and $20 million as of December 31, 2017 and December 31, 2016, respectively. There was no related reinsurance recoverable.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$115,086	$(115,086)	$0	$0	$0
Securities purchased under agreements to resell	148,000	0	148,000	(148,000)	0
Total Assets	$263,086	$(115,086)	$148,000	$(148,000)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$74,378	$(69,718)	$4,660	$(245)	$4,415
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$74,378	$(69,718)	$4,660	$(245)	$4,415

	December 31, 2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$90,877	$(13,019)	$77,858	$(77,858)	$0
Securities purchased under agreements to resell	58,366	0	58,366	(58,366)	0
Total Assets	$149,243	$(13,019)	$136,224	$(136,224)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$12,854	$(12,854)	$0	$0	$0
Securities sold under agreements to repurchase	68,904	0	68,904	(68,904)	0
Total Liabilities	$81,758	$(12,854)	$68,904	$(68,904)	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 14. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2017
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$6,071	$(8,234)	$(58,609)
Total qualifying hedges	0	6,071	(8,234)	(58,609)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,565)	0	0	0
Currency	(1,316)	0	0	0
Currency/Interest Rate	(7,245)	0	(71)	0
Credit	(46)	0	0	0
Equity	30,466	0	0	0
Embedded Derivatives	(126,919)	0	0	0
Total non-qualifying hedges	(106,625)	0	(71)	0
Total	$(106,625)	$6,071	$(8,305)	$(58,609)

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$4,055	$1,638	$(7,340)
Total qualifying hedges	0	4,055	1,638	(7,340)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	186,419	0	0	0
Currency	1,657	0	0	0
Currency/Interest Rate	8,960	0	(15)	0
Credit	(535)	0	0	0
Equity	350	0	0	0
Embedded Derivatives	467,682	0	0	0
Total non-qualifying hedges	664,533	0	(15)	0
Total	$664,533	$4,055	$1,623	$(7,340)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$3,297	$1,879	$36,686
Total qualifying hedges	0	3,297	1,879	36,686
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	77,158	0	0	0
Currency	211	0	0	0
Currency/Interest Rate	11,533	0	209	0
Credit	90	0	0	0
Equity	(35,276)	0	0	0
Embedded Derivatives	(274,008)	0	0	0
Total non-qualifying hedges	(220,292)	0	209	0
Total	$(220,292)	$3,297	$2,088	$36,686

(1)	Amounts deferred in AOCI.
For the years ended December 31, 2017, 2016 and 2015, the ineffective portion of derivatives accounted for using hedge accounting were de minimis to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2014	$11,585
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	40,972
Amount reclassified into current period earnings	(4,286)
Balance, December 31, 2015	48,271
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	575
Amount reclassified into current period earnings	(7,915)
Balance, December 31, 2016	40,931
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2017	(59,712)
Amount reclassified into current period earnings	1,103
Balance, December 31, 2017	$(17,678)
The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements Comprehensive Income; these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2017 values, it is estimated that a pre-tax gain of $6 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2018, offset by amounts pertaining to the hedged items.

As of December 31, 2017, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 39 years.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Derivatives
As of December 31, 2017 and 2016, the Company has not written credit protection.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $2 million and $3 million reported at fair value as a liability of $0.1 million and $0.3 million as of December 31, 2017 and 2016, respectively.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement as applicable; (ii) trading through a central clearing and OTC; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
11. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS
Commitments
The Company has made commitments to fund commercial loans. As of December 31, 2017 and 2016, the outstanding balances on these commitments were $15 million and $49 million, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2017 and 2016, $196 million and $133 million, respectively, of these commitments were outstanding.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that set out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Contingent Liabilities
On an ongoing basis, the Company reviews its operations including, but not limited to, practices and procedures for meeting obligations to our customers and other parties. This review may result in the modification or enhancement of processes, including concerning the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2017, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $30 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Wells Fargo MyTerm Sales
In December 2016, Prudential Financial announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Prudential Financial-initiated review of how the product was being sold through Wells Fargo. Prudential Financial has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial's total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million. Annualized new business premiums include 100% of scheduled first year premiums for policies sold during this period.
Prudential Financial has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the New Jersey Department of Banking and Insurance ("NJDOBI"), state attorneys general and federal legislators, and is responding to these requests. Prudential Financial has also received shareholder demands for certain books and records under New Jersey law. Litigation related to this matter is described below. Prudential Financial may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. Prudential Financial has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties. In December 2017, NJDOBI ended its investigation and concluded that there was no evidence of improper activity by Prudential regarding the sale and marketing of MyTerm policies to Wells Fargo customers.
Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, et al.
In December 2016, a putative class action complaint entitled Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, and Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint: (i) alleges that defendants conspired with Wells Fargo to sell a life insurance product to Wells Fargo customers without their knowledge or consent and violated federal law (Racketeer Influenced and Corrupt Organizations Act ("RICO")) and New Jersey law (Consumer Fraud Act); and (ii) seeks injunctive relief, compensatory damages, exemplary and statutory penalties, treble damages, interest and attorneys’ fees and costs. In January 2017, plaintiff filed an amended complaint in the United States District Court for the District of New Jersey, alleging the same claims contained in the complaint. In February 2017, the amended complaint was withdrawn with prejudice. This case is now closed.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Escheatment Litigation
State of West Virginia ex. Rel. John D. Perdue v. Pruco Life
In October 2012, the State of West Virginia commenced a second action against Pruco Life making the same allegations stated in the action against Prudential Insurance. In April 2013, Pruco Life filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted Pruco Life’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied Pruco Life's rehearing petition. In November 2015, Pruco Life filed its answer.
Escheatment Audit and Claims Settlement Practices Market Conduct Exam
In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company. During 2017, audits were satisfactorily completed by the third party auditor of the Global Resolution Agreement and by the regulators for the Regulatory Settlement Agreement to assure that the Company had complied with the terms of both agreements.
The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.
Securities Lending Matter
In 2016, Prudential Financial self-reported to the SEC and the DOL, and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and substantially implemented a remediation plan for the benefit of customers. Prudential Financial is cooperating with regulators in their review of this matter (which includes a review of the remediation plan) and has entered into discussions with the SEC staff regarding a possible settlement that would potentially involve charges under the Investment Advisers Act and financial remedies. Prudential Financial cannot predict the outcome of these discussions.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

12. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), PAR U, Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), PALAC, GUL Re, its parent company Prudential Insurance, as well as third parties, and participated in reinsurance with its affiliate Pruco Re through March 31, 2016 and its affiliate UPARC through June 30, 2017. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, facilitate the Company's capital market hedging program, and align accounting methodology for the assets and liabilities of living benefit guarantees contained in annuities contracts. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC excluding the PLNJ business which was reinsured to Prudential Insurance. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. Through June 30, 2017, the Company had an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. See below for additional information on the change effective July 1, 2017 related to the recapture of the no-lapse guarantee risks that were previously reinsured to UPARC. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 10 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2017	2016
	(in thousands)
Reinsurance recoverables	$32,555,500	$28,674,226
Policy loans	(124,843)	(87,112)
Deferred policy acquisition costs	(6,832,729)	(6,482,889)
Deferred sales inducements	(638,065)	(615,117)
Other assets(1)	205,430	226,347
Policyholders’ account balances	5,004,885	4,978,859
Future policy benefits	3,301,841	2,833,327
Other liabilities(2)	626,306	410,376

(1)	"Other assets" includes $0.1 million of unaffiliated activity as of both December 31, 2017 and 2016.

(2)	"Other liabilities" includes $73 million and $28 million of unaffiliated activity as of December 31, 2017 and 2016, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The reinsurance recoverables by counterparty are broken out below:

	December 31, 2017	December 31, 2016
	(in thousands)
PAR U	$11,111,272	$10,514,125
PALAC	8,388,988	7,706,860
PURC	3,577,962	3,153,449
PARCC	2,546,673	2,589,397
GUL Re	1,772,950	0
PAR Term	1,559,618	1,403,738
Prudential of Taiwan	1,406,686	1,246,241
Prudential Insurance	1,152,241	976,652
Term Re	966,509	593,084
UPARC	0	467,904
Unaffiliated	72,601	22,776
Total reinsurance recoverables	$32,555,500	$28,674,226
Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, were as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	2017	2016	2015
	(in thousands)
Premiums:
Direct	$1,720,896	$1,621,531	$1,519,992
Assumed(1)	194	359	0
Ceded(2)	(1,666,384)	(2,447,832)	(1,442,358)
Net premiums	54,706	(825,942)	77,634
Policy charges and fee income:
Direct	3,459,134	2,804,446	2,933,271
Assumed	473,573	533,648	434,560
Ceded(3)	(3,678,165)	(2,550,899)	(1,211,444)
Net policy charges and fee income	254,542	787,195	2,156,387
Net investment income:
Direct	356,291	378,969	419,357
Assumed	1,484	1,411	1,394
Ceded	(5,365)	(4,430)	(4,164)
Net investment income	352,410	375,950	416,587
Asset administration fees:
Direct	340,461	310,178	362,321
Assumed	0	0	0
Ceded	(322,868)	(225,735)	0
Net asset administration fees	17,593	84,443	362,321
Other income:
Direct	62,830	50,475	44,223
Assumed(4)	390	(161)	0
Ceded	(77)	21	0
Amortization of reinsurance income	4,606	(19,228)	11,292
Net other income	67,749	31,107	55,515
Realized investment gains (losses), net:
Direct	478,117	1,263,088	571,702
Assumed	0	0	0
Ceded(5)	(558,303)	(504,639)	(780,240)
Realized investment gains (losses), net	(80,186)	758,449	(208,538)
Policyholders’ benefits (including change in reserves):
Direct	2,450,810	2,456,262	2,064,906
Assumed(6)	584,909	596,196	541,371
Ceded(7)	(3,074,099)	(3,312,658)	(2,307,127)
Net policyholders’ benefits (including change in reserves)	(38,380)	(260,200)	299,150
Interest credited to policyholders’ account balances:
Direct	350,262	413,328	477,667
Assumed	135,123	131,953	124,954
Ceded	(316,994)	(244,061)	(228,410)
Net interest credited to policyholders’ account balances	168,391	301,220	374,211
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization(8)	(1,302,020)	(840,010)	(354,372)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1)	"Premiums assumed" includes $0.2 million, $0.4 million and $0 million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(2)	"Premiums ceded" includes $0.0 million of unaffiliated activity for the year ended December 31, 2017.

(3)	"Policy charges ceded" includes $(8) million, $(4) million and $(4) million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(4)	"Other income assumed" includes $0.4 million, $(0.2) million and $0.0 million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(5)	"Realized investment gains (losses), net ceded" includes $(20) million, $(30) million and $2 million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(6)	"Policyholders' benefits (including change in reserves) assumed" includes $0.4 million of unaffiliated activity for the year ended December 31, 2017.

(7)
"Policyholders' benefits (including change in reserves) ceded" includes $4 million, $5 million and $(14) million of unaffiliated activity for the years ended December 31, 2017, 2016 and 2015, respectively.

(8)	Prior period amount for the year ended December 31, 2015 has been corrected to exclude non-reinsurance expenses.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2017	2016	2015
	(in thousands)
Direct gross life insurance face amount in force	$882,333,743	$827,832,976	$770,427,543
Assumed gross life insurance face amount in force	41,782,959	42,566,514	43,552,313
Reinsurance ceded	(854,053,110)	(805,796,078)	(752,647,594)
Net life insurance face amount in force	$70,063,592	$64,603,412	$61,332,262
Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011.
Effective July 1, 2011, PLNJ reinsures an amount equal to 95% of all the risks associated with its universal life policies with PAR U.
On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement with PALAC, to reinsure its variable annuity base contracts, along with the living benefit guarantees, excluding business reinsured externally, and the PLNJ business, which was reinsured to Prudential Insurance. See Note 1 for additional information related to the Variable Annuities Recapture.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as Universal Plus policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as Universal Plus policies, with effective dates on or after January 1, 2017, excluding those policies that are subject to principles-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector and Universal Life policies with effective dates prior to January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PAR Term
The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business, to Prudential of Taiwan, an affiliated company. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement has been terminated for certain new business, primarily Universal Life insurance policies. Effective July 1, 2017, the Company will reinsure a portion of the mortality risk directly to third-party reinsurers and retain all of the non-reinsured portion of the mortality risk.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In December 2017, Hartford Financial announced a definitive agreement to sell a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There is no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there is no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. See Note 1 for additional information related to the Variable Annuities Recapture.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through an automatic coinsurance agreement with Term Re.
UPARC
Through June 30, 2017, Pruco Life reinsured Universal Protector policies having no-lapse guarantees with effective dates through December 31, 2013 with UPARC. UPARC reinsured an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.
Effective July 1, 2017, Pruco Life recaptured the risks related to the no-lapse guarantees that were previously reinsured to UPARC and subsequently included these risks as part of the business ceded to GUL Re under the amended coinsurance agreement on that date. As part of the recapture, the Company received invested assets of $557 million as consideration from UPARC and unwound the associated reinsurance recoverable of $760 million. As a result, the Company recognized a loss of $203 million immediately.
Pruco Re
Through March 31, 2016, the Company, including its wholly-owned subsidiary PLNJ, entered into various automatic coinsurance agreements with Pruco Re to reinsure its living benefit guarantees sold on certain of its annuities. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Information regarding significant third party reinsurance arrangements is described below.
Union Hamilton
Effective April 1, 2015, the Company, excluding its subsidiaries, entered into an agreement with Union Hamilton, an external counterparty, to reinsure approximately 50% of the Prudential Premier® Retirement Variable Annuity with Highest Daily Lifetime Income (“HDI”) v.3.0 business, a guaranteed benefit feature. This reinsurance agreement covered most new HDI v.3.0 variable annuity business issued between April 1, 2015 and December 31, 2016 on a quota share basis, with Union Hamilton’s cumulative quota share amounting to $2.9 billion of new rider premiums as of December 31, 2016. As of December 31, 2017, $3.2 billion of HDI v.3.0 account values are reinsured to Union Hamilton. Reinsurance on business subject to this agreement remains in force for the duration of the underlying annuity contracts. New sales subsequent to December 31, 2016 is not covered by this external reinsurance agreement. These guaranteed benefit features are accounted for as embedded derivatives.
13. EQUITY
Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, were as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2014	$(67)	$178,758	$178,691
Change in OCI before reclassifications	(507)	(164,799)	(165,306)
Amounts reclassified from AOCI	0	(9,902)	(9,902)
Income tax benefit (expense)	177	61,145	61,322
Balance, December 31, 2015	$(397)	$65,202	$64,805
Change in OCI before reclassifications	(8)	74,040	74,032
Amounts reclassified from AOCI	0	(64,540)	(64,540)
Income tax benefit (expense)	3	(3,325)	(3,322)
Balance, December 31, 2016	$(402)	$71,377	$70,975
Change in OCI before reclassifications	259	164,482	164,741
Amounts reclassified from AOCI	0	(26,998)	(26,998)
Income tax benefit (expense)	(91)	(43,281)	(43,372)
Balance, December 31, 2017	$(234)	$165,580	$165,346

(1)	Includes cash flow hedges of $(18) million, $41 million, and $48 million as of December 31, 2017, 2016 and 2015, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$(1,103)	$7,915	$4,286
Net unrealized investment gains (losses) on available-for-sale securities(4)	28,101	56,625	5,616
Total net unrealized investment gains (losses)	26,998	64,540	9,902
Total reclassifications for the period	$26,998	$64,540	$9,902

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs, Reinsurance Recoverable and Other Costs	Future Policy Benefits, Policyholders' Account Balances and Reinsurance Payables	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2014(2)	$5,333	$(2,709)	$1,399	$(1,440)	$2,583
Net investment gains (losses) on investments arising during the period	107	0	0	(37)	70
Reclassification adjustment for (gains) losses included in net income	(251)	0	0	88	(163)
Reclassification adjustment for OTTI losses excluded from net income(1)	7	0	0	(2)	5
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and deferred sales inducements(2)	0	1,404	0	(492)	912
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(2)	0	0	(330)	116	(214)
Balance, December 31, 2015(2)	$5,196	$(1,305)	$1,069	$(1,767)	$3,193
Net investment gains (losses) on investments arising during the period	1,238	0	0	(433)	805
Reclassification adjustment for (gains) losses included in net income	(1,107)	0	0	387	(720)
Reclassification adjustment for OTTI losses excluded from net income(1)	(444)	0	0	155	(289)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs(2)	0	393	0	(138)	255
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(2)	0	0	(437)	153	(284)
Balance, December 31, 2016(2)	$4,883	$(912)	$632	$(1,643)	$2,960
Net investment gains (losses) on investments arising during the period	375	0	0	(119)	256
Reclassification adjustment for (gains) losses included in net income	(3,699)	0	0	1,171	(2,528)
Reclassification adjustment for OTTI losses excluded from net income(1)	50	0	0	(16)	34
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs	0	813	0	(289)	524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and reinsurance payables	0	0	(610)	214	(396)
Balance, December 31, 2017	$1,609	$(99)	$22	$(682)	$850

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(2)	Deferred Policy Acquisition Costs, Reinsurance Recoverable and Other Costs	Future Policy Benefits, Policyholders' Account Balances and Reinsurance Payables	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2014(3)	$344,577	$(256,260)	$182,553	$(94,695)	$176,175
Net investment gains (losses) on investments arising during the period	(223,082)	0	0	78,078	(145,004)
Reclassification adjustment for (gains) losses included in net income	(9,651)	0	0	3,378	(6,273)
Reclassification adjustment for OTTI losses excluded from net income(1)	(7)	0	0	2	(5)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and deferred sales inducements(3)	0	159,640	0	(55,874)	103,766
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(3)	0	0	(102,538)	35,888	(66,650)
Balance, December 31, 2015(3)	$111,837	$(96,620)	$80,015	$(33,223)	$62,009
Net investment gains (losses) on investments arising during the period	(70,379)	0	0	24,633	(45,746)
Reclassification adjustment for (gains) losses included in net income	65,647	0	0	(22,976)	42,671
Reclassification adjustment for OTTI losses excluded from net income(1)	444	0	0	(155)	289
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs(3)	0	(132)	0	46	(86)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders' account balances(3)	0	0	14,276	(4,996)	9,280
Balance, December 31, 2016(3)	$107,549	$(96,752)	$94,291	$(36,671)	$68,417
Net investment gains (losses) on investments arising during the period	134,613	0	0	(42,628)	91,985
Reclassification adjustment for (gains) losses included in net income	30,697	0	0	(9,721)	20,976
Reclassification adjustment for OTTI losses excluded from net income(1)	(50)	0	0	16	(34)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, reinsurance recoverable and other costs	0	98,584	0	(35,060)	63,524
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and reinsurance payables	0	0	(123,289)	43,151	(80,138)
Balance, December 31, 2017	$272,809	$1,832	$(28,998)	$(80,913)	$164,730

(1)	Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(3)	Prior periods have been reclassified to conform to the current period presentation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

14.    RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2017, 2016 and 2015. The expense charged to the Company for the deferred compensation program was $9 million, $8 million and $7 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $26 million, $23 million and $22 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $28 million, $28 million and $26 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $10 million, $10 million and $8 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $633 million, $709 million and $771 million for the years ended December 31, 2017, 2016 and 2015, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity.  The Company’s share of corporate expenses was $66 million, $58 million and $51 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Corporate Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $3,688 million at December 31, 2017 and $3,367 million at December 31, 2016. Fees related to these COLI policies were $44 million, $42 million and $45 million for the years ended December 31, 2017, 2016 and 2015, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million per policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $14 million, $15 million and $17 million for the years ended December 31, 2017, 2016 and 2015, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 10 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other long-term investments" includes $79 million and $100 million as of December 31, 2017 and 2016, respectively. "Net investment income" related to these ventures includes a gain of $8 million, $2 million and $0.0 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the AST. Income received from ASTISI and PGIM Investments related to this agreement was $323 million, $295 million and $347 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from Prudential Investments related to this agreement was $14 million, $13 million and $13 million for the years ended December 31, 2017, 2016 and 2015, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2017	2016
							(in thousands)
U.S. Dollar floating rate notes			2028	2.77%	-	3.12%	$6,551	$0
U.S. Dollar fixed rate notes	2022	-	2028	0.00%	-	14.85%	126,020	137,636
Total long-term notes receivable - affiliated(1)							$132,571	$137,636

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2017 and 2016, and is included in “Other assets”. Revenues related to these loans were $5 million, $6 million and $7 million for the years ended December 31, 2017, 2016 and 2015, respectively, and are included in “Other income”.
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2017 and 2016, excluding those related to the Variable Annuities Recapture effective April 1, 2016, as described in Note 1.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
Prudential Insurance	March 2016	Sale	Fixed Maturities & Short-Term Investments	$88,783	$88,875	$(60)	$0
PALAC	January 2017	Purchase	Fixed Maturities & Short-Term Investments	$29	$29	$0	$0
Prudential Insurance	June 2017	Sale	Fixed Maturities & Short-Term Investments	$16,965	$16,515	$293	$0
Prudential Insurance	June 2017	Sale	Commercial Mortgages	$43,198	$42,301	$584	$0
UPARC	September 2017	Transfer In	Other Long-Term Investments	$37,354	$37,354	$0	$0
GUL Re	September 2017	Transfer Out	Other Long-Term Investments	$72,354	$72,354	$0	$0
GUL Re	September 2017	Transfer Out	Fixed Maturities & Short-Term Investments	$1,254,457	$1,195,697	$0	$58,760
Prudential Financial	September 2017	Transfer In	Fixed Maturities & Short-Term Investments	$415,271	$376,412	$25,259	$0
Prudential Financial	September 2017	Transfer Out	Fixed Maturities & Short-Term Investments	$415,271	$376,412	$25,259	$0
UPARC	September 2017	Transfer In	Fixed Maturities & Short-Term Investments	$417,067	$385,459	$0	$31,608
UPARC	September 2017	Transfer In	Trading Account Assets	$6,225	$5,002	$0	$1,223
GUL Re	September 2017	Transfer Out	Trading Account Assets	$6,225	$5,002	$0	$1,223
UPARC	September 2017	Purchase	Other Long-Term Investments - Derivatives	$20,685	$20,685	$0	$0
UPARC	November 2017	Purchase	Fixed Maturities & Short-Term Investments	$41,250	$34,332	$0	$6,919
Prudential Insurance	December 2017	Sale	Commercial Mortgages	$106,199	$105,191	$655	$0
Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. During the second quarter of 2016, the Company prepaid $125 million of its debt and reassigned all the remaining debt to PALAC and Prudential Insurance as part of the Variable Annuities Recapture. See Note 1 for additional information on the reassignment effective April 1, 2016. As of December 31, 2017 and 2016, there was no debt outstanding.
The total interest expense to the Company related to loans payable to affiliates was $0.8 million, $13 million and $51 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Contributed Capital and Dividends
In March and July of 2017, the Company received capital contributions in the amounts of $5 million and $149 million, respectively, from Prudential Insurance. In March and June of 2016, the Company received capital contributions in the amounts of $5 million and $200 million, respectively, from Prudential Insurance. For the year ended December 31, 2015, the Company did not receive any capital contributions.
In December of 2017, the Company paid a dividend in the amount of $250 million to Prudential Insurance. In April of 2016, the Company paid a dividend in the amount of $2,593 million to Prudential Insurance. In June and December of 2015, the Company paid dividends in the amounts of $230 million and $200 million, respectively, to Prudential Insurance.
Reinsurance with Affiliates
As discussed in Note 12, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2017 and 2016 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2017 (1)
Total revenues	$210,959	$270,721	$(24,256)	$209,390
Total benefits and expenses	189,338	(67,282)	193,689	180,806
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	21,621	338,003	(217,945)	28,584
Net income (loss)	$40,072	$349,164	$(178,496)	$113,692
2016 (2)
Total revenues	$791,393	$140,925	$231,010	$47,874
Total benefits and expenses	1,163,700	(588,114)	182,006	132,262
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	(372,307)	729,039	49,004	(84,388)
Net income (loss)	$(328,199)	$723,984	$84,897	$(85,465)
(1) The variability in the quarterly results for 2017 was primarily due to the recapture of the risks related to the no-lapse guarantees that were previously reinsured to UPARC. See Note 12 for additional information.
(2) The variability in the quarterly results for 2016 was primarily due to the Variable Annuities Recapture. See Note 1 for additional information.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of operations and comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Significant Transactions with Related Parties
As described in Note 14 to the consolidated financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America, and other affiliates.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 8, 2018

We have served as the Company's auditor since 1996.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a)	Financial Statements

(1)
Financial Statements of the Sub-accounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2017; the Statement of Operations for the period ended December 31, 2017; the Statement of Changes in Net Assets for the periods ended December 31, 2017 and December 31, 2016, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2)
Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2017 and 2016; and the related Consolidated Statements of Operations, Changes in Stockholder’s Equity and Cash Flows for the years ended December 31, 2017, 2016, and 2015; and the Notes to the Consolidated Financial Statements appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b)	Exhibits:

(1)	Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 3)

(2)	Agreements for custody of securities and similar investments—Not Applicable.

(3) (a)	Specimen Selected Broker Agreement used by PIMS. (Note 4)

(b)	Distribution and Principal Underwriting agreement between Pruco Life Insurance Company and Prudential Annuities Distributors, Inc. (Note 14)

(4) (a)	The Prudential Premier Variable Annuity B Series, L Series and X Series certificate issued under group annuity contract (including schedule pages for each Series). (Note 2)

(b)	The Prudential Premier Variable Annuity B Series, L Series and X Series individual annuity contract (including schedule pages for each Series). (Note 2)

(c)	Guaranteed Minimum Income Benefit Rider. (Note 2)

(d)	Guaranteed Minimum Income Benefit Schedule Supplement. (Note 2)

(e)	Periodic Value Death Benefit Rider. (Note 2)

(f)	Periodic Value Death Benefit Schedule Supplement. (Note 2)

(g)	Combination Roll-up Value and Periodic Value Death Benefit Rider. (Note 2)

(h)	Combination Roll-up Value Death Benefit Schedule Supplement. (Note 2)

(i)	Guaranteed Minimum Payments Benefit Rider. (Note 2)

(j)	Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 2)

(k)	Enhanced Dollar Cost Averaging Rider. (Note 2)

(l)	Enhanced Dollar Cost Averaging Schedule Supplement. (Note 2)

(m)	Longevity Credit Rider. (Note 2)

(n)	Individual Retirement Annuity Endorsement. (Note 2)

(o)	Roth Individual Retirement Annuity Endorsement. (Note 2)

(p)	403(b) Annuity Endorsement. (Note 2)

(q)	Medically Related Surrender Provision Endorsement. (Note 2)

(r)	Endorsement Rider: Joint and Survivor Guaranteed Minimum Payments Benefit (Spousal Lifetime Five). (Note 8)

(s)	Endorsement Supplement: Joint and Survivor Guaranteed Minimum Payments Benefit Schedule (Spousal Lifetime Five). (Note 8)

(t)	Highest Daily Lifetime Five Benefit Rider (Enhanced). (Note 10)

(u)	(Highest Daily Lifetime Five Schedule Supplement). (Note 11)

(v)	Schedule pages for the Premier Variable Annuity Bb Series. (Note 13)

(w)	Highest Daily Lifetime Guaranteed Return Option. (Note 14)

(x)	Highest Daily Lifetime Seven Benefit Rider (Enhanced). (Note 14)

(y)	Rider for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 15)

(z)	Rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator. (Note 15)

(aa)	Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 15)

(ab)	Schedule supplement for Highest Daily Lifetime Seven with Lifetime Income Accelerator. (Note 15)

(ac)	Highest Daily Lifetime Seven Benefit Schedule Supplement (P-SCH-HD7(1/09)). (Note 16)

(ad)	Highest Daily Lifetime Five Benefit Schedule Supplement (P-SCH-HDLT(1/09)). (Note 16)

(ae)	Beneficiary Annuity Endorsement (P-END-BENE(2/09)). (Note 16)

(af)	Beneficiary Individual Retirement Annuity Endorsement (P-END-IRABEN(2/09)). (Note 16)

(ag)	Beneficiary Roth Individual Retirement Annuity Endorsement (P-END-ROTHBEN(2/09)). (Note 16)

(ah)	Highest Daily Lifetime 7 Plus Benefit Rider (P-RID-HD7(2/09)). (Note 16)

(ai)	Highest Daily Lifetime 7 Plus Schedule Supplement (P-SCH-HD7(2/09)). (Note 16)

(aj)	Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider (P-RID-HD7-DB(2/09)). (Note 16)

(ak)	Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement (P-SCH-HD7-DB(2/09)). (Note 16)

(al)	Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider (P-RID-HD7-LIA(2/09)). (Note 16)

(am)	Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement (P-SCH-HD7-LIA(2/09)). (Note 16)

(an)	Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-8/09). (Note 17)

(ao)	Highest Daily Lifetime 6 Plus schedule (P-SCH-HD6-8/09). (Note 17)

(ap)	Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (P-RID-HD6-LIA-8/09). (Note 17)

(aq)	Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule. (P-SCH-HD6-LIA-8/09) (Note 17)

(ar)	Highest Daily GRO II Benefit rider (P-RID-HD GRO-1l/09). (Note 18)

(as)	Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-ll/09). (Note 18)

(at)	Highest Daily GRO CAP Benefit SCHEDULE (P-SCH-HDGROCAP-l1/09). (Note 18)

(au)	Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(11/09)((8/10)). (Note 20)

(av)	Form of Highest Daily GRO Benefit Schedule Supplement (P-SCH-HDGROCAP(11-09)(8/10)). (Note 20)

(aw)	Amendatory Tax Endorsement. (Note 21)

(5) (a)	Application form for the Contract. (Note 9)

(6) (a)	Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 5)

(b)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 6)

(7)	Contract of reinsurance in connection with variable annuity contract:

(a)	Coinsurance Agreement for LT5WB. (Note 2)

(b)	Coinsurance Agreement for SLT5. (Note 9)

(c)	Coinsurance Agreement for HDLT5. (Note 11)

(d)	Amendment 1 to Coinsurance Agreement for LT5WB. (Note 19)

(e)	Amendment 1 to Coinsurance Agreement for HDLT5. (Note 19)

(f)	Amendment 2 to Coinsurance Agreement for HDLT5. (Note 19)

(g)	Coinsurance Agreement for HD6+. (Note 19)

(h)	Coinsurance Agreement for HD7+. (Note 19)

(i)	Coinsurance Agreement for HD7. (Note 19)

(j)	Coinsurance Agreement for HD GRO. (Note 19)

(k)	Amendment 1 to Coinsurance Agreement for HD GRO. (Note 19)

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(a)	Copy of Fund Participation Agreement. (Note 7)

(b)	Copy of Rule 22C-2 Agreement. (Note 12)

(c)	Amendment to Fund Participation Agreement. (Note 21)

(9)	Opinion of Counsel. (Note 9)

(10)	Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11)	All financial statements omitted from Item 23, Financial Statements—Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners—Not Applicable.

(13)	Powers of Attorney.

(a)	Caroline A. Feeney (Note 22)

(b)	Lori D. Fouché (Note 22)

(c)	Christine Knight (Note 22)

(d)	Kent D. Sluyter (Note 22)

(e)	Candace J. Woods (Note 22)

(f)	John Chieffo (Note 22)

(g)	Kenneth Y. Tanji (Note 22)

(Note 1).	Filed herewith.

(Note 2).	Incorporated by reference to Form N-4, Registration No.333-130989, filed January 12, 2006 on behalf of the Prucolife Flexible Premium Variable Annuity Account.

(Note 3).	Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco LifeFlexible Premium Variable Annuity Account.

(Note 4).	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4, Registration No.333-06701, filed April 5, 1999 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5).	Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

(Note 6).	Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 7).	Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 8).	Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No.: 333-75702, filed December 9, 2005 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9).	Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4, Registration No. 333-130989, filed April 14, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 10)	Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-130989, filed October 6, 2006 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11).	Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4, Registration No. 333-75702 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12)	Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13)	Incorporated by reference to the initial registration on Form N-4, Registration No. 333-144639, filed July 17, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 14)	Incorporated by reference to Post-Effective Amendment No. 9, Form N-4 Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 15)	Incorporated by reference to Post-Effective Amendment No. 17, to Registration No. 333-130989, filed January 28 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 16)	Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4 Registration 333-130989, filed June 1, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 17)	Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 18)	Incorporated by reference to Post-Effective Amendment No. 25, Form N-4, Registration Statement No. 333-130989, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 19)	Incorporated by reference to Post-Effective Amendment No. 22, Form N-4, Registration Statement No. 333-144639, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 20)	Incorporated by reference to Post-Effective Amendment No. 23, Form N-4, Registration Statement No. 333-144639, filed July 1, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 21)	Incorporated by reference to Post-Effective Amendment No. 33 to Registration Statement No. 333-144639, filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(Note 22) Incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement No. 333-144639, filed December 13, 2017 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Kent D. Sluyter One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Christine Knight 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
Lori D. Fouché 213 Washington Street Newark, New Jersey 07102-2917	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Kenneth Y. Tanji 751 Broad Street Newark, New Jersey 07102-3714	Director and Treasurer
Arthur W. Wallace One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President, Chief Actuary and Appointed Actuary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 16, 2018, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2018, there were 1,001 Qualified contract owners and 431 Non-Qualified contract owners.
ITEM 28. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS:

(a)	Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)	Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Wayne Chopus One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Operating Officer, Vice President and Director
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Francine B. Boucher 751 Broad Street Newark, New Jersey 07102-3714	Chief Legal Officer, Vice President and Secretary
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Douglas S. Morrin One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	AML Officer

ITEM 29. PRINCIPAL UNDERWRITERS:
(c)    Commissions received by PAD during 2017 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$633,385,857.43	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.
ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.
ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.
ITEM 32. UNDERTAKINGS

(a)
Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)	Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)
Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 5th day of April 2018.
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	/s/ Kent D. Sluyter*
Kent D. Sluyter President and Chief Executive Officer
PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	/s/ Kent D. Sluyter*
Kent D. Sluyter President and Chief Executive Officer
SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
/s/ Kent D. Sluyter*	Director, President and Chief Executive Officer	April 5, 2018
Kent D. Sluyter
John Chieffo*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 5, 2018
John Chieffo
Christine Knight*	Director	April 5, 2018
Christine Knight
Kenneth Y. Tanji*	Director	April 5, 2018
Kenneth Y. Tanji
Candace J. Woods*	Director	April 5, 2018
Candace J. Woods
Lori D. Fouché*	Director	April 5, 2018
Lori D. Fouché
Caroline A. Feeney*	Director	April 5, 2018
Caroline A. Feeney

By:	/s/ Douglas E. Scully
Douglas E. Scully
* Executed by Douglas E. Scully on behalf of those indicated pursuant to Power of Attorney.
EXHIBITS

(10)	Written Consent of Independent Registered Public Accounting Firm.